UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05962
Name of Registrant:	Vanguard Variable Insurance Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: December 31
Date of reporting period: January 1, 2014 – December 31, 2014
Item 1: Reports to Shareholders

Annual Report | December 31, 2014

Vanguard Variable Insurance Fund
Balanced Portfolio	Mid-Cap Index Portfolio
Capital Growth Portfolio	Moderate Allocation Portfolio
Conservative Allocation Portfolio	Money Market Portfolio
Diversified Value Portfolio	REIT Index Portfolio
Equity Income Portfolio	Short-Term Investment-Grade Portfolio
Equity Index Portfolio	Small Company Growth Portfolio
Growth Portfolio	Total Bond Market Index Portfolio
High Yield Bond Portfolio	Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)
International Portfolio

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents

Market Perspective
Balanced Portfolio
Capital Growth Portfolio
Conservative Allocation Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Moderate Allocation Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Investment-Grade Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Market Perspective

Dear Planholder,

When 2014 began, some investors and experts feared a worst-case scenario in the financial markets. After five straight years of gains, stocks were considered pricey in some quarters. And the anticipated end of the Federal Reserve’s bond-buying program and economic concerns at home and abroad made for a forecast that included more frost than froth. Last January’s decline further underlined the anxiety. Bond prices, which fell in 2013, were widely expected to continue to struggle as yields were already at relative low levels.

Lo and behold, 12 months later, we’re looking back at another year of double-digit returns for U.S. stocks and a significant rebound in bonds. This performance offers a lesson in how difficult it is to predict the markets, especially in the short term, and why market timing so often leads to disappointment.

Overseas, various troubles and the weakening of many foreign currencies against the U.S. dollar spelled negative returns for global stocks and bonds. These events serve as a reminder that balance, diversification, and a long-term perspective are paramount for long-term investors.

This report starts with a brief overview of the financial markets during the past year. In the pages that follow, you’ll find a review of the performance of your portfolio. Each portfolio in Vanguard Variable Insurance

Fund can serve as part of an investment program that includes a combination of stock, bond, and money market funds appropriate for your own long-term goals, risk tolerance, and time horizon.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 16, 2015

U.S. stocks finished strongly for the sixth straight year

U.S. stocks returned nearly 13% for the 12 months ended December 31, 2014, posting gains for the sixth consecutive calendar year. Rising corporate earnings, the growing U.S. economy, and generally accommodative global monetary policies lifted domestic markets. Elsewhere, Europe and China faced economic challenges, tensions flared in the Middle East and Ukraine, and concerns arose over stocks’ high valuations.

Although the Federal Reserve ended its bond-buying program in October, investors seemed reassured by its stance that it would be “patient” in deciding when to increase short-term interest rates. Other central banks—including the Bank of Japan, the European Central Bank, and the People’s Bank of China—announced significant stimulus measures.

International stocks didn’t fare as well as their U.S. counterparts, returning about –3% in dollar terms. Their performance was hurt as many foreign currencies weakened against the U.S. dollar. Emerging-market stocks rose slightly, but stocks from the developed markets of Europe and the Pacific region retreated.

Defying analysts’ expectations, bond prices rose during the period

Bond prices received a boost from many of the world’s central banks along with various global economic, market, and geopolitical challenges that drew investors to perceived safe havens. In an unexpected rebound from the previous year, the broad U.S. bond market returned 5.97% for the period.

Even as the Fed pared back its bond purchases, prices climbed and yields fell. (Bond prices and yields move in opposite directions.) The yield of the 10-year Treasury note ended December at 2.19%, down from 2.97% at the close of December 2013.

Returns for money market funds and savings accounts were minuscule as the Fed’s target for short-term interest rates remained between 0% and 0.25%.

Market Barometer
	Average Annual Total Returns
	Periods Ended December 31, 2014
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	13.24%	20.62%	15.64%
Russell 2000 Index (Small-caps)	4.89	19.21	15.55
Russell 3000 Index (Broad U.S. Market)	12.56	20.51	15.63
FTSE All-World ex US Index (International)	-3.31	9.41	4.75

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.97%	2.66%	4.45%
Barclays Municipal Bond Index (Broad tax-exempt market)	9.05	4.30	5.16
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.04	0.06

CPI
Consumer Price Index	0.76%	1.33%	1.69%

Vanguard® Balanced Portfolio

Bolstered by rising prices for both stocks and bonds, Vanguard Balanced Portfolio returned 9.84% in 2014, behind the 11.36% return of its benchmark index but almost 4 percentage points ahead of the average return of peer funds. At year-end, the portfolio’s 30-day SEC yield stood at 2.12%, a bit below 2.18% a year earlier.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks continued rising, while bonds turned around

Stocks, which constitute about two-thirds of the portfolio’s total assets, remained the main driver of its return as the broad U.S. stock market notched its third consecutive calendar year of double-digit gains. The portfolio’s stocks lagged the 13.69% return of their S&P 500 Index equity benchmark, especially in financials, the portfolio’s largest sector. In the consumer discretionary sector, the advisor outperformed, in part by avoiding internet retailers.

Falling bond prices and rising interest rates had been anticipated. Instead, the Federal Reserve’s stimulus wound down quietly, and strong demand for perceived safe havens helped boost bond prices. The portfolio’s fixed income holdings edged past the 6.98% return of the bond benchmark, the Barclays U.S. Credit A or Better Bond Index.

For more on the portfolio’s strategy and positioning, please see the Advisor’s Report that follows.

Strength across asset classes kept the portfolio’s record fortified

The Balanced Portfolio posted an average annual return of 8.01% for the ten years ended December 31, ahead of its composite benchmark index (6.99%) and its peer-group average (5.61%). Both the equity and fixed income components outpaced their benchmarks—and did so over a decade that included the capital markets’ swoon during the Great Recession and the heights of their recovery. This track record is a tribute to the skill of the portfolio’s advisor, Wellington Management Company, and to Vanguard’s low costs.

Realistic expectations are key to reaching your long-term goals

Investors have recently grown accustomed to mostly strong returns from both stocks and bonds. Of course, markets aren’t always so favorable.

Vanguard’s latest economic and market outlook research paper cautions that, over the next decade, returns for a balanced 60% equity/40% bond portfolio are likely to be moderately below long-run historical averages. (For more details, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/ research.)

Realistic expectations are the foundation of a sound plan to reach your long-term objectives. If you expect too much from the markets, you might not save enough. You might also take on excessive risk in your portfolio in the pursuit of unrealistically high returns.

We firmly believe that a better course is to follow Vanguard’s principles for investing success:

• Goals. Create clear, appropriate
investment goals.

• Balance. Develop a suitable asset
allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and
long-term discipline.

Each of these principles is within your control, and focusing on them can put you on the right path.

Total Returns
		Ten Years Ended
		December 31, 2014
	Year Ended	Average
	December 31, 2014	Annual Return
Vanguard Balanced Portfolio	9.84%	8.01%
Composite Stock/Bond Index[1]	11.36	6.99
Variable Insurance Mixed-Asset Target Growth Funds Average[2]	5.90	5.61

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
		Target Growth
	Portfolio	Funds Average
Balanced Portfolio	0.27%	0.98%

1 Weighted 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the Balanced Portfolio’s expense ratio was 0.25%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Balanced Portfolio

Advisor’s Report

Vanguard Balanced Portfolio returned 9.84% for the year ended December 31, 2014, behind the 11.36% return of its blended benchmark (a mix of 65% large-capitalization stocks and 35% high-quality corporate bonds) but ahead of the average return of peer funds. The portfolio’s stocks lagged their Standard & Poor’s 500 Index benchmark; its bonds were ahead of the Barclays U.S. Credit A or Better Bond Index.

The investment environment

U.S. and other developed-market stocks rose; the S&P 500 Index returned 13.69% and the MSCI World Index 5.50%. Emerging markets trailed, with the MSCI Emerging Markets Index posting a loss (in U.S. dollar terms).

January 2014 was U.S. stocks’ worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. Despite the adverse economic effects of the harsh winter in many parts of the country, the S&P 500 Index rebounded from a January pullback to finish February at a new peak, and by the end of the second quarter, that index had risen almost 225% cumulatively from its closing low on March 9, 2009. The second half of 2014 was also bumpy. Toward the end, U.S. equities hit several more record highs, pulling back slightly on November’s final trading day and into December as the energy sector weakened after OPEC announced its decision to leave production unchanged.

Fixed income markets also rose; the Barclays U.S. Aggregate Bond Index returned 5.97%. The yield of the 10-year U.S. Treasury note fell from 2.97% to 2.19%. Bond market volatility rose during the first part of 2014: As the Federal Reserve tapered its bond purchases, investors reacted more to economic news. The severe winter weather slowed business activity and raised questions about underlying growth trends. This tempered expectations for higher interest rates, leading instead to lower U.S. rates.

Our successes

On the equity side, security selection in consumer discretionary and information technology boosted relative performance. In consumer discretionary, Lowe’s and 21st Century Fox stood out; not owning Amazon.com, which lagged, also helped. Lowe’s, which benefited from tight cost controls and the recovery in home improvement spending, posted strong same-store sales growth and generated healthy earnings-per-share growth. We continue to own the stock and remain optimistic about its category’s recovery.

In information technology, Intel and Microsoft, as well as our underweighting of Google, helped relative performance. Intel’s shares jumped in July after it posted strong quarterly revenue and earnings driven by solid results in PCs, servers, and tablets. Management also raised its guidance for the fourth quarter. We are confident that Intel is finally turning the corner in its ability to sell chip technology for devices other than PCs. We believe that if Intel can become more competitive in, for example, the mobile device market, its stock should benefit.

In the fixed income portion of the portfolio, corporate bond selection was favorable, especially among industrials. Our selections within energy, consumer noncyclical, consumer cyclical, and communications were among the most helpful to relative performance. Credit selection in utilities, notably electric utilities, also enhanced returns, as did our allocation to mortgage-backed securities.

Our shortfalls

Given its high-quality orientation, our equity portfolio is less likely to outpace its benchmark during speculative market rallies such as the one we’ve recently experienced. Conversely, the portfolio’s yield and attractive relative valuation should protect it during a market correction. In equities, security selection was the main reason for underperformance.

Our exposure to non-U.S. companies, particularly in developed Europe outside the United Kingdom, also detracted.

Our relative results were weakest within financials: Standard Chartered, Prudential Financial, and Mitsubishi UFJ Financial Group all lagged. Standard Chartered declined after the retail and commercial bank posted a year-over-year drop in third-quarter profits as impairments for bad loans almost doubled and regulatory compliance costs increased. We believe these are short-term issues to which the market overreacted. We continue to hold the stock and remain confident that Standard Chartered operates a strong business with diverse sources of earnings.

Selection in health care hurt relative results as shares of Roche declined. Our decision to not own Allergan and Amgen, which performed well, also pulled down relative returns.

In fixed income, our short-duration interest-rate position compared with the benchmark hindered relative results, as longer-term rates decreased. Other detractors included our selection in taxable municipal revenue bonds and our underweighting of noncorporate credit.

Portfolio positioning

Among stocks, financials and health care remained our largest sector overweightings at year-end. Our largest underweightings were in information technology and consumer discretionary.

Vanguard Balanced Portfolio

The U.S. economy still appears to be holding up better than the rest of the world. It has strengthened recently; we now believe that GDP growth in the 2.5% range is achievable in 2015. Lower gas prices are likely to boost consumer demand, but oil prices are low because of the combination of weaker global demand and additional supply. Although lower gas prices will help Europe as well, its much higher gas taxes will dampen the impact. Europe’s economy remains weak, with the collapse of the ruble (and its negative effect on European exports) only partly offset by strength in the United States. Weak global demand may affect the earnings of some multinational U.S. companies; falling oil prices, coupled with a strong U.S. dollar, will also weigh on S&P 500 earnings. Housing starts have deteriorated, and we remain uncertain about the staying power of the U.S. housing recovery. Overall, we believe the U.S. economy should keep growing slowly.

We continue to seek attractively valued companies with strong operating characteristics—particularly those whose business fundamentals are poised to improve. As always, an above-average dividend is central to our selection process. We focus on identifying industries with favorable supply-and-demand dynamics and, ultimately, on those industries’ best stocks.

In fixed income, we believed that the U.S. slowdown earlier in 2014 was largely weather-related and that a growth trajectory would resume. However, other major countries weakened during the period, leading their central banks to moderate their own monetary policies, including quantitative easing. Although these policies aim to stimulate domestic growth, they ultimately push capital away from lower-yielding markets into higher-yielding ones like the United States.

This dynamic was one of the major forces driving yields lower in 2014, and it is the main reason we increased our duration relative to the benchmark. (The bond portfolio’s duration was 6.49 years as of December 31, versus 6.70 for the Barclays U.S. Credit A or Better Bond Index; a year earlier, our duration was 6.01 years, compared with 6.28 for the benchmark.) Over time, we expect short-term interest rates to rise as the U.S. recovery lengthens and broadens and as prospects improve for reduced government involvement. Because of the global forces we’ve mentioned, we now have less conviction about the direction of long-term U.S. rates.

Given that fundamentals still look favorable, we believe that increases to risk premiums caused by tight liquidity could create opportunities to add to fixed income risk sectors in general and credit-sensitive assets in particular. We view the U.S. corporate bond sector positively because it has weathered the economic cycle relatively well. Investment-grade corporate bond issuers continue to produce good earnings, protect their balance sheets, and maintain ample liquidity.

Edward P. Bousa, CFA,
Senior Managing Director and
Equity Portfolio Manager

John C. Keogh,
Senior Managing Director and
Fixed Income Portfolio Manager

Wellington Management Company llp

January 13, 2015

Vanguard Balanced Portfolio

Portfolio Profile
As of December 31, 2014

Total Portfolio Characteristics

Yield[1]	2.12%
Turnover Rate	70%
Expense Ratio[2]	0.27%
Short-Term Reserves	1.1%

Total Portfolio Volatility Measures[3]
	Portfolio Versus	Portfolio Versus
	Composite Index[4]	Broad Index[5]
R-Squared	0.96	0.93
Beta	0.96	0.62

Equity and Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[6]	Index[5]
Number of Stocks	96	502	3,776
Median Market Cap	$99.1B	$77.2B	$48.1B
Price/Earnings Ratio	17.3x	19.3x	20.6x
Price/Book Ratio	2.4x	2.8x	2.7x
Dividend Yield	2.5%	2.0%	1.9%
Return on Equity	18.9%	19.0%	17.8%
Earnings Growth Rate	14.0%	15.4%	15.4%
Foreign Holdings	6.7%	0.0%	0.0%

Fixed Income Characteristics
	Comparative		Broad
	Portfolio	Index[7]	Index[8]
Number of Bonds	698	3,220	9,054
Yield to Maturity	2.6%[9]	2.6%	2.3%
Average Coupon	3.8%	3.8%	3.3%
Average Effective
Maturity	9.5 years	9.6 years	7.6 years
Average Duration	6.5 years	6.7 years	5.6 years

Ten Largest Stocks[10] (% of equity portfolio)

Wells Fargo & Co.	Diversified Banks	3.8%
Merck & Co. Inc.	Pharmaceuticals	2.8
Microsoft Corp.	Systems Software	2.8
Comcast Corp. Class A	Cable & Satellite	2.6
JPMorgan Chase & Co.	Diversified Banks	2.5
Exxon Mobil Corp.	Integrated Oil
	& Gas	2.4
Verizon	Integrated
Communications Inc.	Telecommunication
	Services	2.4
Chevron Corp.	Integrated Oil
	& Gas	2.3
CVS Health Corp.	Drug Retail	2.1
ACE Ltd.	Property & Casualty
	Insurance	1.9
Top Ten		25.6%
Top Ten as % of Total Net Assets		16.4%

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[6]	Index[5]
Consumer Discretionary	8.8%	12.1%	12.9%
Consumer Staples	8.9	9.8	8.5
Energy	9.1	8.4	7.6
Financials	21.5	16.7	17.9
Health Care	18.5	14.2	14.0
Industrials	12.2	10.4	11.3
Information Technology	13.3	19.7	19.0
Materials	2.0	3.2	3.6
Telecommunication
Services	2.4	2.3	2.0
Utilities	3.3	3.2	3.2

Portfolio Asset Allocation

1 30-day SEC yield for the portfolio. See definition on the next page.
2 The expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the Balanced Portfolio’s expense was 0.25%.
3 For an explanation of R-squared, beta, and other terms used here, see definitions on the next page.
4 Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index.
5 Dow Jones U.S. Total Stock Market Float Adjusted Index.
6 S&P 500 Index.
7 Barclays U.S. Credit A or Better Bond Index.
8 Barclays U.S. Aggregate Bond Index.
9 Before expenses.
10 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Balanced Portfolio

Distribution by Credit Quality[1]
(% of fixed income portfolio)

U.S. Government	21.5%
Aaa	5.5
Aa	13.3
A	43.9
Baa	15.7
Ba	0.1

Sector Diversification[2]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	5.3%
Finance	25.5
Foreign	2.9
Government Mortgage-Backed	5.9
Industrial	34.8
Treasury/Agency	15.2
Utilities	5.6
Other	4.8

Equity Investment Focus

Fixed Income Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. Credit-quality ratings are obtained from Barclays and are generally from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Source: Moody’s Investors Service.
2 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2004–December 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2014			of a $10,000
	One Year	Five Years	Ten Years	Investment
Balanced Portfolio	9.84%	11.28%	8.01%	$21,609
S&P 500 Index	13.69	15.45	7.67	20,947
Composite Stock/Bond Index[1]	11.36	12.16	6.99	19,652
Variable Insurance Mixed-Asset
Target Growth Funds Average[2]	5.90	9.81	5.61	17,252
Dow Jones U.S. Total Stock Market
Float Adjusted Index	12.47	15.72	8.09	21,779

Fiscal-Year Total Returns (%): December 31, 2004–December 31, 2014

1 Weighted 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Balanced Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (64.0%)
Consumer Discretionary (5.7%)
Comcast Corp. Class A	676,259	39,230
Lowe’s Cos. Inc.	320,420	22,045
Twenty-First Century Fox
Inc. Class A	499,960	19,201
Ford Motor Co.	1,188,650	18,424
Walt Disney Co.	135,909	12,801
Las Vegas Sands Corp.	170,770	9,932
Honda Motor Co. Ltd.	174,600	5,122
Volkswagen AG
Preference Shares	21,488	4,776
Honda Motor Co. Ltd. ADR	15,300	452
		131,983
Consumer Staples (5.7%)
CVS Health Corp.	329,580	31,742
Wal-Mart Stores Inc.	225,300	19,349
Procter & Gamble Co.	148,377	13,516
Unilever NV	306,180	11,953
Coca-Cola Co.	268,020	11,316
* Walgreens Boots Alliance
Inc.	140,570	10,711
Philip Morris International
Inc.	130,430	10,623
Diageo plc	358,978	10,284
Mondelez International Inc.
Class A	185,090	6,723
Kraft Foods Group Inc.	94,250	5,906
Diageo plc ADR	7,700	878
		133,001
Energy (5.8%)
Exxon Mobil Corp.	390,655	36,116
Chevron Corp.	302,130	33,893
Anadarko Petroleum Corp.	194,540	16,050
BG Group plc	994,654	13,310
Schlumberger Ltd.	107,980	9,223
Total SA	148,777	7,622
EOG Resources Inc.	74,340	6,844
Marathon Oil Corp.	234,100	6,623
Halliburton Co.	149,660	5,886
		135,567
Financials (13.7%)
Wells Fargo & Co.	1,022,230	56,039
JPMorgan Chase & Co.	592,478	37,077
ACE Ltd.	251,630	28,907
Prudential Financial Inc.	319,210	28,876

	PNC Financial Services
	Group Inc.	254,330	23,203
	BlackRock Inc.	62,890	22,487
	Citigroup Inc.	333,870	18,066
	MetLife Inc.	281,430	15,223
	Bank of America Corp.	671,630	12,015
	US Bancorp	259,250	11,653
	Marsh & McLennan Cos.
	Inc.	198,270	11,349
	Mitsubishi UFJ Financial
	Group Inc.	1,895,530	10,414
	Bank of Nova Scotia	139,310	7,952
*	UBS Group AG	435,061	7,418
	Northern Trust Corp.	106,500	7,178
	Standard Chartered plc	387,753	5,799
	Vornado Realty Trust	32,900	3,873
	Hartford Financial Services
	Group Inc.	91,970	3,834
	Zurich Insurance Group AG	11,459	3,581
	Aflac Inc.	48,590	2,968
	American International
	Group Inc.	37,800	2,117
			320,029
Health Care (11.9%)
	Merck & Co. Inc.	725,169	41,182
	Johnson & Johnson	266,990	27,919
	Pfizer Inc.	882,395	27,487
	Bristol-Myers Squibb Co.	436,560	25,770
	Eli Lilly & Co.	348,720	24,058
	Medtronic Inc.	313,010	22,599
	Cardinal Health Inc.	264,550	21,357
	AstraZeneca plc ADR	296,770	20,887
	UnitedHealth Group Inc.	205,320	20,756
	Roche Holding AG	49,718	13,471
	Zoetis Inc.	176,728	7,605
*	Gilead Sciences Inc.	75,400	7,107
*	Celgene Corp.	52,820	5,908
	AmerisourceBergen Corp.
	Class A	63,400	5,716
	Novartis AG	52,292	4,850
			276,672
Industrials (7.8%)
	United Parcel Service Inc.
	Class B	219,708	24,425
	Raytheon Co.	173,170	18,732
	Honeywell International Inc.	184,630	18,448
	United Technologies Corp.	157,770	18,144

General Electric Co.	677,120	17,111
FedEx Corp.	97,160	16,873
Caterpillar Inc.	138,755	12,700
Eaton Corp. plc	180,900	12,294
CSX Corp.	329,309	11,931
ABB Ltd. ADR	518,700	10,970
Schneider Electric SE	142,457	10,375
Lockheed Martin Corp.	33,800	6,509
General Dynamics Corp.	25,167	3,463
		181,975
Information Technology (8.5%)
Microsoft Corp.	885,300	41,122
Apple Inc.	247,242	27,291
Intel Corp.	743,330	26,975
Accenture plc Class A	277,450	24,779
Cisco Systems Inc.	834,740	23,218
* Google Inc. Class A	34,060	18,074
QUALCOMM Inc.	182,680	13,579
Oracle Corp.	292,550	13,156
Texas Instruments Inc.	183,670	9,820
		198,014
Materials (1.3%)
Dow Chemical Co.	292,170	13,326
International Paper Co.	216,500	11,600
Goldcorp Inc.	165,580	3,067
BHP Billiton plc	103,174	2,211
		30,204
Telecommunication Services (1.5%)
Verizon Communications
Inc.	765,190	35,796

Utilities (2.1%)
NextEra Energy Inc.	185,050	19,669
Dominion Resources Inc.	168,150	12,931
Duke Energy Corp.	103,726	8,665
Exelon Corp.	226,100	8,384
		49,649
Total Common Stocks
(Cost $1,027,426)		1,492,890

Vanguard Balanced Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (7.2%)
U.S. Government Securities (5.0%)
United States Treasury Note/Bond	0.375%	5/31/16	8,550	8,543
United States Treasury Note/Bond	1.500%	6/30/16	7,310	7,418
United States Treasury Note/Bond	0.500%	7/31/16	3,000	3,000
United States Treasury Note/Bond	0.875%	1/31/17	534	535
United States Treasury Note/Bond	1.000%	9/15/17	18,000	18,006
United States Treasury Note/Bond	0.750%	10/31/17	7,500	7,438
United States Treasury Note/Bond	1.000%	5/31/18	5,500	5,446
United States Treasury Note/Bond	1.375%	9/30/18	19,000	18,976
United States Treasury Note/Bond	1.750%	9/30/19	22,000	22,117
United States Treasury Note/Bond	2.250%	11/15/24	550	554
United States Treasury Note/Bond	2.875%	5/15/43	17,028	17,421
United States Treasury Note/Bond	3.750%	11/15/43	694	834
United States Treasury Note/Bond	3.375%	5/15/44	4,400	4,956
United States Treasury Note/Bond	3.125%	8/15/44	2,250	2,422
117,666
Conventional Mortgage-Backed Securities (2.0%)
[1,2] Fannie Mae Pool	4.500%	11/1/33–
		1/1/45	35,927	39,208
[1,2] Freddie Mac Gold Pool	4.000%	9/1/24–
		9/1/41	12	13
[1,2,3] Freddie Mac Gold Pool	4.500%	3/1/29–
		1/1/45	5,783	6,291
[2] Ginnie Mae I Pool	7.000%	11/15/31–
		11/15/33	168	193
[2] Ginnie Mae I Pool	8.000%	9/15/30	73	77
				45,782
Nonconventional Mortgage-Backed Securities (0.2%)
[1,2] Fannie Mae REMICS	3.500%	4/25/31	245	255
[1,2] Fannie Mae REMICS	4.000%	9/25/29–
		5/25/31	470	509
[1,2] Freddie Mac REMICS	3.500%	3/15/31	145	151
[1,2] Freddie Mac REMICS	4.000% 12/15/30–
		4/15/31	2,726	2,962
				3,877
Total U.S. Government and Agency Obligations
(Cost $163,188) 167,325
Asset-Backed/Commercial Mortgage-Backed Securities (1.6%)
[2] Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	2,695	2,690
[2] Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	3,715	3,710
[2,4] American Tower Trust I	1.551%	3/15/18	380	380
[2,4] American Tower Trust I	3.070%	3/15/23	1,100	1,101
[2] AmeriCredit Automobile Receivables
Trust 2012-1	4.720%	3/8/18	580	601
[2,4,5] Apidos CDO	1.728%	4/17/26	1,295	1,285
[2,4,5] ARES CLO Ltd.	1.748%	4/17/26	1,200	1,199
[2,4,5] Atlas Senior Loan Fund Ltd.	1.796%	10/15/26	355	353
[2,4,5] Atlas Senior Loan Fund V Ltd.	1.796%	7/16/26	305	300
[2] Banc of America Commercial
Mortgage Trust 2006-2	5.728%	5/10/45	395	411
[2] Banc of America Commercial
Mortgage Trust 2006-5	5.414%	9/10/47	476	499
[2] Bear Stearns Commercial Mortgage
Securities Trust 2006-PWR13	5.540%	9/11/41	522	550
[2,4,5] CECLO 2013-20A 144A	1.714%	1/25/26	1,300	1,290
[2,4,5] Cent CLO	1.721%	7/27/26	420	417
[2,4,5] Cent CLO 22 Ltd.	1.713%	11/7/26	935	926
[2,4,5] CIFC Funding Ltd.	1.731%	4/18/25	1,185	1,183
[2] COMM 2006-C7 Mortgage Trust	5.756%	6/10/46	557	583
[2] COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	480	491
[2] Credit Suisse Commercial
Mortgage Trust Series 2006-C4	5.467%	9/15/39	286	301
[2,4,5] Dryden Senior Loan Fund	1.581%	4/18/26	1,165	1,155
[2,4] First Investors Auto Owner
Trust 2013-2	1.230%	3/15/19	259	259

[2,4] Ford Credit Floorplan Master Owner
Trust A	2.090%	3/15/22	330	327
[2,4] Ford Credit Floorplan Master Owner
Trust A Series 2010-3	4.200%	2/15/17	890	893
[2] Ford Credit Floorplan Master Owner
Trust A Series 2012-2	1.920%	1/15/19	772	783
[2,4] Hilton USA Trust 2013-HLT	2.662%	11/5/30	1,165	1,165
[2,4,5] ING Investment Management Co.	1.731%	4/18/26	1,165	1,156
[2] LB-UBS Commercial Mortgage Trust
2006-C4	5.833%	6/15/38	374	392
[2,5] LB-UBS Commercial Mortgage Trust
2008-C1	6.154%	4/15/41	800	883
[2,4,5] Limerock CLO	1.731%	4/18/26	1,300	1,290
[2,4,5] Madison Park Funding XII Ltd.	1.681%	1/19/25	755	752
[2,4,5] Madison Park Funding XIII Ltd.	1.731%	7/20/26	920	918
[2] Merrill Lynch Mortgage Trust 2006-C1	5.677%	5/12/39	591	616
[2] Morgan Stanley Capital I Trust
2005-HQ6	4.989%	8/13/42	280	283
[2,4,5] OZLM VI Ltd.	1.778%	4/17/26	955	955
[2] Santander Drive Auto Receivables
Trust 2013-2	2.570%	3/15/19	515	520
[2] Santander Drive Auto Receivables
Trust 2014-2	2.330%	11/15/19	335	339
[2,4] SBA Tower Trust	2.898%	10/15/19	1,205	1,207
[2,4,5] Seneca Park CLO Ltd.	1.704%	7/17/26	680	678
[2,4,5] Shackleton CLO Ltd.	1.722%	7/17/26	660	658
[2,4] Springleaf Funding Trust	2.410%	12/15/22	1,105	1,104
[2,4] Springleaf Mortgage Loan Trust
2013-1A	2.310%	6/25/58	220	217
[2,4,5] SYMP 14-14AA2 144A	1.756%	7/14/26	1,125	1,115
[2,4,5] Thacher Park CLO 2014-1	1.705%	10/20/26	505	503
[2] Utility Debt Securitization Authority
Series 2013T	3.435%	12/15/25	210	220
[2,4] Westlake Automobile Receivables
Trust	0.970%	10/16/17	815	815
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $37,589)				37,473
Corporate Bonds (21.8%)
Finance (8.5%)
Banking (6.6%)
American Express Centurion Bank	6.000%	9/13/17	500	557
American Express Co.	1.550%	5/22/18	1,635	1,614
American Express Credit Corp.	2.750%	9/15/15	100	101
American Express Credit Corp.	2.375%	3/24/17	1,920	1,963
American Express Credit Corp.	2.125%	7/27/18	1,235	1,245
American Express Credit Corp.	2.250%	8/15/19	800	800
Bank of America Corp.	6.050%	5/16/16	2,000	2,120
Bank of America Corp.	6.000%	9/1/17	1,010	1,113
Bank of America Corp.	5.750%	12/1/17	500	553
Bank of America Corp.	6.875%	4/25/18	1,250	1,436
Bank of America Corp.	5.625%	7/1/20	85	97
Bank of America Corp.	5.875%	1/5/21	3,000	3,490
Bank of America Corp.	3.300%	1/11/23	120	120
Bank of America Corp.	4.100%	7/24/23	150	158
Bank of America Corp.	4.000%	4/1/24	715	745
Bank of America Corp.	5.875%	2/7/42	260	327
Bank of America Corp.	5.000%	1/21/44	1,230	1,377
Bank of America Corp.	4.875%	4/1/44	870	961
Bank of America NA	5.300%	3/15/17	2,000	2,147
Bank of Montreal	1.300%	7/15/16	800	805
Bank of Montreal	2.500%	1/11/17	2,030	2,079
Bank of New York Mellon Corp.	4.950%	3/15/15	1,345	1,355
Bank of Nova Scotia	3.400%	1/22/15	2,100	2,103
Bank of Nova Scotia	2.050%	10/30/18	1,600	1,602
Bank of Nova Scotia	2.800%	7/21/21	750	750
[4] Barclays Bank plc	6.050%	12/4/17	1,400	1,546
Barclays Bank plc	2.500%	2/20/19	800	810
Barclays Bank plc	5.125%	1/8/20	240	269
Barclays Bank plc	5.140%	10/14/20	160	174

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Barclays Bank plc	3.750%	5/15/24	1,150	1,184
	BB&T Corp.	4.900%	6/30/17	1,000	1,078
	Bear Stearns Cos. LLC	6.400%	10/2/17	235	262
	Bear Stearns Cos. LLC	7.250%	2/1/18	425	490
	BNP Paribas SA	2.400%	12/12/18	1,300	1,312
	BNP Paribas SA	3.250%	3/3/23	305	311
	BPCE SA	2.500%	12/10/18	220	223
	BPCE SA	2.500%	7/15/19	1,400	1,413
	BPCE SA	4.000%	4/15/24	775	810
[4]	BPCE SA	5.150%	7/21/24	1,260	1,301
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	1,400	1,415
	Capital One Bank USA NA	2.150%	11/21/18	1,215	1,212
	Capital One Financial Corp.	2.150%	3/23/15	670	672
	Capital One Financial Corp.	3.150%	7/15/16	300	309
	Capital One Financial Corp.	4.750%	7/15/21	400	440
	Capital One Financial Corp.	3.750%	4/24/24	1,305	1,323
	Citigroup Inc.	4.587%	12/15/15	29	30
	Citigroup Inc.	3.953%	6/15/16	476	494
	Citigroup Inc.	4.450%	1/10/17	1,305	1,381
	Citigroup Inc.	6.125%	11/21/17	2,320	2,585
	Citigroup Inc.	1.750%	5/1/18	500	494
	Citigroup Inc.	6.125%	5/15/18	255	288
	Citigroup Inc.	2.500%	9/26/18	500	506
	Citigroup Inc.	2.550%	4/8/19	1,800	1,811
	Citigroup Inc.	2.500%	7/29/19	965	965
	Citigroup Inc.	5.375%	8/9/20	165	187
	Citigroup Inc.	4.500%	1/14/22	1,975	2,159
	Citigroup Inc.	6.625%	6/15/32	2,000	2,469
	Citigroup Inc.	6.125%	8/25/36	1,000	1,188
	Citigroup Inc.	8.125%	7/15/39	180	274
	Citigroup Inc.	5.300%	5/6/44	320	346
	Compass Bank	2.750%	9/29/19	375	375
[4]	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	3.200%	3/11/15	1,300	1,307
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	1,350	1,359
[4]	Credit Agricole SA	3.500%	4/13/15	255	257
[4]	Credit Agricole SA	2.500%	4/15/19	1,460	1,479
	Credit Suisse	2.300%	5/28/19	2,845	2,836
	Credit Suisse	3.000%	10/29/21	735	729
	Credit Suisse	3.625%	9/9/24	1,200	1,219
	Deutsche Bank AG	2.500%	2/13/19	1,000	1,012
	Deutsche Bank AG	3.700%	5/30/24	895	915
	Deutsche Bank Financial LLC	5.375%	3/2/15	1,963	1,975
	Fifth Third Bank	2.875%	10/1/21	425	425
	Goldman Sachs Group Inc.	5.350%	1/15/16	1,500	1,564
	Goldman Sachs Group Inc.	5.625%	1/15/17	490	526
	Goldman Sachs Group Inc.	5.950%	1/18/18	1,325	1,472
	Goldman Sachs Group Inc.	2.375%	1/22/18	555	560
	Goldman Sachs Group Inc.	5.375%	3/15/20	405	454
	Goldman Sachs Group Inc.	6.000%	6/15/20	3,350	3,860
	Goldman Sachs Group Inc.	5.250%	7/27/21	865	973
	Goldman Sachs Group Inc.	5.750%	1/24/22	360	416
	Goldman Sachs Group Inc.	3.625%	1/22/23	1,205	1,222
	Goldman Sachs Group Inc.	6.450%	5/1/36	2,000	2,393
	Goldman Sachs Group Inc.	6.750%	10/1/37	1,360	1,703
[4]	HSBC Bank plc	3.500%	6/28/15	500	507
[4]	HSBC Bank plc	4.750%	1/19/21	1,700	1,893
	HSBC Holdings plc	4.000%	3/30/22	2,395	2,545
	HSBC Holdings plc	6.500%	5/2/36	1,000	1,274
	HSBC Holdings plc	6.100%	1/14/42	375	500
	HSBC Holdings plc	5.250%	3/14/44	440	492
	HSBC USA Inc.	1.625%	1/16/18	1,005	1,000
	HSBC USA Inc.	3.500%	6/23/24	800	823
	Huntington National Bank	2.200%	4/1/19	560	556
[4]	ING Bank NV	3.750%	3/7/17	600	627
	JPMorgan Chase & Co.	3.700%	1/20/15	500	501
	JPMorgan Chase & Co.	6.000%	1/15/18	1,500	1,676
	JPMorgan Chase & Co.	6.300%	4/23/19	465	540
	JPMorgan Chase & Co.	4.950%	3/25/20	1,000	1,105

Face					Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	4.350%	8/15/21	4,862	5,280
	JPMorgan Chase & Co.	4.500%	1/24/22	495	540
	JPMorgan Chase & Co.	3.250%	9/23/22	970	976
	JPMorgan Chase & Co.	3.375%	5/1/23	875	864
	JPMorgan Chase & Co.	3.875%	2/1/24	800	833
	JPMorgan Chase & Co.	4.125%	12/15/26	765	763
	JPMorgan Chase & Co.	5.400%	1/6/42	750	883
	JPMorgan Chase & Co.	5.625%	8/16/43	400	466
	Morgan Stanley	6.000%	4/28/15	1,000	1,016
	Morgan Stanley	3.800%	4/29/16	255	263
	Morgan Stanley	5.450%	1/9/17	1,000	1,073
	Morgan Stanley	2.125%	4/25/18	1,375	1,375
	Morgan Stanley	2.500%	1/24/19	2,500	2,503
	Morgan Stanley	5.625%	9/23/19	645	728
	Morgan Stanley	5.750%	1/25/21	1,740	1,997
	Morgan Stanley	3.700%	10/23/24	750	760
	Morgan Stanley	6.250%	8/9/26	3,000	3,605
	National City Corp.	6.875%	5/15/19	1,000	1,174
	Northern Trust Corp.	3.450%	11/4/20	255	271
	PNC Bank NA	4.875%	9/21/17	1,500	1,617
	PNC Bank NA	3.300%	10/30/24	460	468
	PNC Bank NA	4.200%	11/1/25	255	269
	PNC Financial Services Group Inc.	3.900%	4/29/24	580	590
[4]	Standard Chartered plc	3.850%	4/27/15	380	384
	State Street Corp.	5.375%	4/30/17	2,775	3,029
	Svenska Handelsbanken AB	2.875%	4/4/17	1,000	1,033
	Synchrony Financial	3.000%	8/15/19	280	283
	UBS AG	3.875%	1/15/15	582	582
	UBS AG	5.875%	7/15/16	1,005	1,075
	UBS AG	5.875%	12/20/17	480	537
	UBS AG	4.875%	8/4/20	300	334
	US Bancorp	1.650%	5/15/17	600	605
	US Bancorp	3.700%	1/30/24	1,560	1,636
	Wachovia Corp.	7.500%	4/15/35	1,000	1,388
	Wells Fargo & Co.	3.625%	4/15/15	925	933
	Wells Fargo & Co.	5.625%	12/11/17	820	913
	Wells Fargo & Co.	2.150%	1/15/19	2,915	2,918
	Wells Fargo & Co.	3.000%	1/22/21	505	516
	Wells Fargo & Co.	3.500%	3/8/22	640	668
	Wells Fargo & Co.	3.450%	2/13/23	930	938
	Wells Fargo & Co.	4.480%	1/16/24	1,199	1,276
	Wells Fargo & Co.	5.606%	1/15/44	2,276	2,679

	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	305	346

	Finance Companies (0.6%)
	General Electric Capital Corp.	4.625%	1/7/21	1,120	1,245
	General Electric Capital Corp.	5.300%	2/11/21	795	907
	General Electric Capital Corp.	3.150%	9/7/22	3,376	3,429
	General Electric Capital Corp.	3.100%	1/9/23	1,255	1,270
	General Electric Capital Corp.	3.450%	5/15/24	800	828
	General Electric Capital Corp.	6.750%	3/15/32	470	640
	General Electric Capital Corp.	6.150%	8/7/37	2,210	2,873
	General Electric Capital Corp.	5.875%	1/14/38	1,547	1,953
	General Electric Capital Corp.	6.875%	1/10/39	600	847

	Insurance (1.1%)
	ACE INA Holdings Inc.	2.600%	11/23/15	600	609
	ACE INA Holdings Inc.	5.800%	3/15/18	1,295	1,457
	ACE INA Holdings Inc.	3.350%	5/15/24	555	560
	Aetna Inc.	1.750%	5/15/17	60	60
[2]	Allstate Corp.	6.125%	5/15/67	1,000	1,057
	American International Group Inc.	4.125%	2/15/24	475	506
	Anthem Inc.	2.300%	7/15/18	375	376
	Anthem Inc.	3.125%	5/15/22	1,610	1,609
	Anthem Inc.	3.300%	1/15/23	1,100	1,096
	CNA Financial Corp.	3.950%	5/15/24	135	137
[4]	Five Corners Funding Trust	4.419%	11/15/23	730	774
[4]	Liberty Mutual Group Inc.	4.250%	6/15/23	360	371

Vanguard Balanced Portfolio

Face					Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Loews Corp.	2.625%	5/15/23	525	496
[2,4] Massachusetts Mutual Life
	Insurance Co.	7.625%	11/15/23	2,000	2,571
	MetLife Inc.	1.903%	12/15/17	225	226
	MetLife Inc.	3.600%	4/10/24	715	735
	MetLife Inc.	4.125%	8/13/42	145	146
	MetLife Inc.	4.875%	11/13/43	800	900
[4]	Metropolitan Life Global Funding I	1.500%	1/10/18	1,480	1,473
[4]	Metropolitan Life Global Funding I	1.875%	6/22/18	950	953
[4]	New York Life Global Funding	1.650%	5/15/17	600	605
[4]	New York Life Insurance Co.	5.875%	5/15/33	2,100	2,614
	Prudential Financial Inc.	3.000%	5/12/16	450	462
[4]	QBE Insurance Group Ltd.	2.400%	5/1/18	235	234
[4]	Teachers Insurance & Annuity
	Association of America	4.900%	9/15/44	375	419
	UnitedHealth Group Inc.	6.000%	6/15/17	500	555
	UnitedHealth Group Inc.	6.000%	2/15/18	700	790
	UnitedHealth Group Inc.	3.875%	10/15/20	601	640
	UnitedHealth Group Inc.	2.875%	3/15/22	27	27
	UnitedHealth Group Inc.	2.875%	3/15/23	1,175	1,167
	UnitedHealth Group Inc.	4.250%	3/15/43	1,600	1,672

	Real Estate Investment Trusts (0.2%)
	AvalonBay Communities Inc.	3.625%	10/1/20	520	540
	Duke Realty LP	6.500%	1/15/18	225	253
	HCP Inc.	3.750%	2/1/16	210	216
	Realty Income Corp.	4.650%	8/1/23	640	690
[4]	WEA Finance LLC / Westfield UK
	& Europe Finance plc	1.750%	9/15/17	375	373
[4]	WEA Finance LLC / Westfield UK
	& Europe Finance plc	2.700%	9/17/19	1,330	1,330
197,497
Industrial (11.5%)
	Basic Industry (0.3%)
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	1,140	1,203
	CF Industries Inc.	5.375%	3/15/44	880	956
	EI du Pont de Nemours & Co.	2.750%	4/1/16	1,400	1,435
	Monsanto Co.	4.700%	7/15/64	230	241
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	1,500	1,716
	Rio Tinto Finance USA Ltd.	3.750%	9/20/21	685	704
	Rio Tinto Finance USA plc	3.500%	3/22/22	1,300	1,299

	Capital Goods (0.8%)
	Caterpillar Financial Services Corp.	2.625%	3/1/23	1,360	1,334
	Caterpillar Inc.	3.900%	5/27/21	1,170	1,267
	Caterpillar Inc.	2.600%	6/26/22	705	697
	Caterpillar Inc.	3.400%	5/15/24	1,500	1,544
	Caterpillar Inc.	4.300%	5/15/44	350	373
	General Dynamics Corp.	3.875%	7/15/21	355	383
	General Electric Co.	2.700%	10/9/22	610	610
	General Electric Co.	4.125%	10/9/42	320	332
	General Electric Co.	4.500%	3/11/44	700	769
	Honeywell International Inc.	4.250%	3/1/21	1,002	1,120
	Illinois Tool Works Inc.	3.500%	3/1/24	1,645	1,712
	John Deere Capital Corp.	2.250%	4/17/19	1,465	1,480
	John Deere Capital Corp.	1.700%	1/15/20	520	506
	Parker-Hannifin Corp.	4.450%	11/21/44	450	485
[4]	Siemens Financieringsmaatschappij NV	5.750%	10/17/16	2,225	2,406
	United Technologies Corp.	4.875%	5/1/15	220	223
	United Technologies Corp.	1.800%	6/1/17	155	157
	United Technologies Corp.	3.100%	6/1/22	535	546
	United Technologies Corp.	7.500%	9/15/29	770	1,103
	United Technologies Corp.	6.050%	6/1/36	675	892
	United Technologies Corp.	4.500%	6/1/42	325	353

	Communication (2.3%)
	21st Century Fox America Inc.	4.500%	2/15/21	375	410
	21st Century Fox America Inc.	3.000%	9/15/22	245	243
	21st Century Fox America Inc.	4.000%	10/1/23	475	504

	21st Century Fox America Inc.	6.150%	2/15/41	800	1,017
	America Movil SAB de CV	3.125%	7/16/22	1,880	1,854
	America Movil SAB de CV	4.375%	7/16/42	530	503
	American Tower Corp.	3.450%	9/15/21	1,125	1,105
	AT&T Inc.	1.400%	12/1/17	1,400	1,386
	AT&T Inc.	5.600%	5/15/18	1,000	1,114
	AT&T Inc.	2.300%	3/11/19	850	849
	AT&T Inc.	6.450%	6/15/34	1,595	1,949
	AT&T Inc.	6.800%	5/15/36	500	653
	AT&T Inc.	6.550%	2/15/39	200	246
	AT&T Inc.	5.350%	9/1/40	105	114
	AT&T Inc.	5.550%	8/15/41	375	417
	BellSouth Corp.	6.550%	6/15/34	2,975	3,712
	CBS Corp.	4.300%	2/15/21	675	727
	Comcast Corp.	2.850%	1/15/23	240	239
	Comcast Corp.	3.600%	3/1/24	1,110	1,162
	Comcast Corp.	4.250%	1/15/33	1,032	1,094
	Comcast Corp.	4.200%	8/15/34	620	649
	Comcast Corp.	5.650%	6/15/35	110	135
	Comcast Corp.	6.500%	11/15/35	115	154
	Comcast Corp.	6.400%	5/15/38	120	159
	Comcast Corp.	4.650%	7/15/42	1,035	1,133
	Comcast Corp.	4.500%	1/15/43	500	537
	Comcast Corp.	4.750%	3/1/44	400	448
[4]	Cox Communications Inc.	4.800%	2/1/35	800	833
[4]	Deutsche Telekom International
	Finance BV	2.250%	3/6/17	400	406
[4]	Deutsche Telekom International
	Finance BV	4.875%	3/6/42	705	775
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	1.750%	1/15/18	500	497
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	5.200%	3/15/20	255	282
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	4.600%	2/15/21	100	107
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.800%	3/15/22	250	254
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	4.450%	4/1/24	1,170	1,222
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.950%	1/15/25	255	258
	Discovery Communications LLC	5.625%	8/15/19	80	90
	Discovery Communications LLC	5.050%	6/1/20	420	460
	Discovery Communications LLC	3.250%	4/1/23	125	122
	Grupo Televisa SAB	6.625%	1/15/40	630	774
[4]	NBCUniversal Enterprise Inc.	1.662%	4/15/18	1,920	1,908
[4]	NBCUniversal Enterprise Inc.	1.974%	4/15/19	2,530	2,504
	NBCUniversal Media LLC	4.375%	4/1/21	600	660
	Orange SA	4.125%	9/14/21	1,740	1,863
[4]	SBA Tower Trust	2.933%	12/15/17	840	849
[4]	Sky plc	2.625%	9/16/19	375	374
[4]	Sky plc	3.750%	9/16/24	785	789
	Time Warner Cable Inc.	5.850%	5/1/17	1,030	1,125
	Time Warner Cable Inc.	6.550%	5/1/37	270	348
	Time Warner Cable Inc.	7.300%	7/1/38	170	234
	Time Warner Cable Inc.	6.750%	6/15/39	185	242
	Time Warner Cable Inc.	5.875%	11/15/40	200	238
	Time Warner Inc.	4.875%	3/15/20	700	772
	Time Warner Inc.	4.750%	3/29/21	350	383
	Time Warner Inc.	6.500%	11/15/36	620	781
	Verizon Communications Inc.	4.500%	9/15/20	1,280	1,390
	Verizon Communications Inc.	3.450%	3/15/21	485	496
	Verizon Communications Inc.	3.500%	11/1/21	1,040	1,064
	Verizon Communications Inc.	6.400%	9/15/33	2,230	2,766
	Verizon Communications Inc.	5.850%	9/15/35	475	558
	Verizon Communications Inc.	6.900%	4/15/38	290	381
	Verizon Communications Inc.	4.750%	11/1/41	290	298
	Verizon Communications Inc.	6.550%	9/15/43	1,360	1,737
[4]	Verizon Communications Inc.	4.862%	8/21/46	2,200	2,260

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Viacom Inc.	3.250%	3/15/23	510	493
	Walt Disney Co.	4.125%	6/1/44	560	587

	Consumer Cyclical (1.6%)
	Amazon.com Inc.	2.500%	11/29/22	885	838
	Amazon.com Inc.	4.800%	12/5/34	520	544
	Amazon.com Inc.	4.950%	12/5/44	645	667
[4]	American Honda Finance Corp.	1.500%	9/11/17	490	491
[4]	American Honda Finance Corp.	1.600%	2/16/18	810	807
	American Honda Finance Corp.	2.125%	10/10/18	1,110	1,116
	AutoZone Inc.	3.700%	4/15/22	1,371	1,412
	AutoZone Inc.	3.125%	7/15/23	600	592
	CVS Health Corp.	5.750%	6/1/17	176	194
	CVS Health Corp.	2.750%	12/1/22	1,200	1,169
[4]	Daimler Finance North America LLC	2.375%	8/1/18	900	910
[4]	Daimler Finance North America LLC	2.250%	7/31/19	1,575	1,569
	Daimler Finance North America LLC	8.500%	1/18/31	1,000	1,529
	eBay Inc.	1.350%	7/15/17	325	323
	Ford Motor Credit Co. LLC	2.375%	3/12/19	1,700	1,687
	Home Depot Inc.	2.250%	9/10/18	975	994
	Home Depot Inc.	2.700%	4/1/23	720	712
	Home Depot Inc.	3.750%	2/15/24	450	480
	Home Depot Inc.	4.400%	3/15/45	555	608
[4]	Hyundai Capital America	1.625%	10/2/15	375	376
	Lowe’s Cos. Inc.	6.875%	2/15/28	710	919
	Lowe’s Cos. Inc.	6.500%	3/15/29	1,000	1,264
	McDonald’s Corp.	2.625%	1/15/22	195	194
	McDonald’s Corp.	3.250%	6/10/24	210	214
[4]	Nissan Motor Acceptance Corp.	1.950%	9/12/17	1,186	1,193
[4]	Nissan Motor Acceptance Corp.	1.800%	3/15/18	1,100	1,098
[4]	Nissan Motor Acceptance Corp.	2.650%	9/26/18	585	599
	PACCAR Financial Corp.	1.600%	3/15/17	1,002	1,010
	Target Corp.	2.900%	1/15/22	1,200	1,215
	Toyota Motor Credit Corp.	2.800%	1/11/16	1,105	1,129
	Toyota Motor Credit Corp.	1.750%	5/22/17	1,200	1,212
	Toyota Motor Credit Corp.	1.250%	10/5/17	900	897
[4]	Volkswagen Group of America
	Finance LLC	2.450%	11/20/19	440	440
[4]	Volkswagen International Finance NV	1.625%	3/22/15	2,100	2,104
	Wal-Mart Stores Inc.	3.250%	10/25/20	742	780
	Wal-Mart Stores Inc.	4.250%	4/15/21	1,000	1,102
	Wal-Mart Stores Inc.	2.550%	4/11/23	2,050	2,021
	Wal-Mart Stores Inc.	5.625%	4/15/41	2,790	3,552

	Consumer Noncyclical (4.1%)
	AbbVie Inc.	1.750%	11/6/17	775	777
	AbbVie Inc.	2.000%	11/6/18	995	991
	Actavis Funding SCS	4.850%	6/15/44	900	911
	Altria Group Inc.	4.750%	5/5/21	590	653
	Altria Group Inc.	2.850%	8/9/22	455	444
	Altria Group Inc.	4.500%	5/2/43	1,225	1,234
	AmerisourceBergen Corp.	3.500%	11/15/21	1,310	1,351
	Amgen Inc.	2.300%	6/15/16	635	646
	Amgen Inc.	3.875%	11/15/21	835	879
	Amgen Inc.	5.150%	11/15/41	1,335	1,506
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	200	226
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	700	764
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	4,615	4,482
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	125	117
	AstraZeneca plc	1.950%	9/18/19	390	388
	AstraZeneca plc	6.450%	9/15/37	615	825
[2,4,5] Avery 2014 A 144A		1.754%	4/25/26	1,190	1,189
[4]	BAT International Finance plc	3.250%	6/7/22	1,480	1,494
	Baxter International Inc.	5.900%	9/1/16	502	541
[4]	Bayer US Finance LLC	2.375%	10/8/19	200	200
[4]	Bayer US Finance LLC	3.000%	10/8/21	1,980	1,990
[4]	Bayer US Finance LLC	3.375%	10/8/24	295	299
	Bristol-Myers Squibb Co.	3.250%	11/1/23	990	1,014
	Cardinal Health Inc.	1.700%	3/15/18	75	74
	Cardinal Health Inc.	2.400%	11/15/19	625	624

	Cardinal Health Inc.	3.200%	3/15/23	1,065	1,065
	Cardinal Health Inc.	3.500%	11/15/24	580	579
	Cardinal Health Inc.	4.500%	11/15/44	665	685
[4]	Cargill Inc.	4.307%	5/14/21	2,092	2,302
[4]	Cargill Inc.	6.875%	5/1/28	645	835
[4]	Cargill Inc.	6.125%	4/19/34	1,270	1,611
	Catholic Health Initiatives Colorado GO	1.600%	11/1/17	55	55
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	255	260
[2]	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	126	125
	Celgene Corp.	2.250%	5/15/19	160	159
	Celgene Corp.	3.625%	5/15/24	370	377
	Coca-Cola Co.	5.350%	11/15/17	1,500	1,664
	Coca-Cola Co.	3.300%	9/1/21	300	315
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	500	519
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	768	763
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	850	891
	Coca-Cola HBC Finance BV	5.500%	9/17/15	700	718
	Colgate-Palmolive Co.	7.600%	5/19/25	480	654
	ConAgra Foods Inc.	1.900%	1/25/18	235	233
	Diageo Capital plc	2.625%	4/29/23	1,230	1,195
	Diageo Investment Corp.	2.875%	5/11/22	525	524
	Dignity Health	2.637%	11/1/19	140	141
	Dignity Health	3.812%	11/1/24	300	310
	Dr Pepper Snapple Group Inc.	2.900%	1/15/16	246	251
	Dr Pepper Snapple Group Inc.	2.000%	1/15/20	195	190
	Dr Pepper Snapple Group Inc.	2.700%	11/15/22	195	191
	Eli Lilly & Co.	4.650%	6/15/44	720	808
	Express Scripts Holding Co.	2.650%	2/15/17	1,072	1,096
	Express Scripts Holding Co.	2.250%	6/15/19	575	569
	Express Scripts Holding Co.	4.750%	11/15/21	600	663
	Express Scripts Holding Co.	3.500%	6/15/24	825	823
[4]	Forest Laboratories Inc.	4.875%	2/15/21	575	615
	Gilead Sciences Inc.	3.700%	4/1/24	1,010	1,059
	Gilead Sciences Inc.	3.500%	2/1/25	400	411
	Gilead Sciences Inc.	4.500%	2/1/45	1,410	1,503
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	445	440
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	2,443
	GlaxoSmithKline Capital plc	1.500%	5/8/17	560	563
[4]	Grupo Bimbo SAB de CV	3.875%	6/27/24	360	360
[4]	Heineken NV	1.400%	10/1/17	205	203
[4]	Heineken NV	2.750%	4/1/23	860	830
[4]	Heineken NV	4.000%	10/1/42	35	34
[4]	Japan Tobacco Inc.	2.100%	7/23/18	545	550
	Johnson & Johnson	5.150%	7/15/18	500	561
	Kaiser Foundation Hospitals	3.500%	4/1/22	330	339
	Kaiser Foundation Hospitals	4.875%	4/1/42	340	394
	Kraft Foods Group Inc.	2.250%	6/5/17	295	300
	Kraft Foods Group Inc.	3.500%	6/6/22	665	682
	Kroger Co.	3.300%	1/15/21	1,570	1,595
	Kroger Co.	3.850%	8/1/23	270	280
	Kroger Co.	4.000%	2/1/24	540	569
	McKesson Corp.	3.250%	3/1/16	175	179
	McKesson Corp.	2.700%	12/15/22	195	186
	McKesson Corp.	2.850%	3/15/23	190	182
	McKesson Corp.	3.796%	3/15/24	465	479
	Medtronic Inc.	1.375%	4/1/18	225	222
[4]	Medtronic Inc.	2.500%	3/15/20	935	938
[4]	Medtronic Inc.	3.150%	3/15/22	1,290	1,307
	Medtronic Inc.	3.625%	3/15/24	270	280
[4]	Medtronic Inc.	3.500%	3/15/25	2,196	2,247
[4]	Medtronic Inc.	4.375%	3/15/35	945	996
[4]	Medtronic Inc.	4.625%	3/15/45	500	541
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.125%	7/1/52	275	275
	Merck & Co. Inc.	1.300%	5/18/18	1,030	1,023
	Merck & Co. Inc.	2.800%	5/18/23	1,175	1,168
	Merck & Co. Inc.	4.150%	5/18/43	760	812
	Molson Coors Brewing Co.	2.000%	5/1/17	31	31
	Molson Coors Brewing Co.	3.500%	5/1/22	690	697
	Molson Coors Brewing Co.	5.000%	5/1/42	370	399

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Mondelez International Inc.	4.000%	2/1/24	365	382
	Mondelez International Inc.	6.500%	2/9/40	900	1,201
	Novartis Capital Corp.	3.400%	5/6/24	1,900	1,975
	Partners Healthcare System
	Massachusetts GO	3.443%	7/1/21	50	53
	Pepsi Bottling Group Inc.	7.000%	3/1/29	500	690
	PepsiCo Inc.	3.100%	1/15/15	400	400
	PepsiCo Inc.	3.125%	11/1/20	330	343
	PepsiCo Inc.	2.750%	3/5/22	670	669
	PepsiCo Inc.	4.000%	3/5/42	845	850
	Pfizer Inc.	6.200%	3/15/19	1,400	1,630
	Pfizer Inc.	3.000%	6/15/23	1,050	1,059
	Philip Morris International Inc.	4.500%	3/26/20	250	274
	Philip Morris International Inc.	4.125%	5/17/21	1,025	1,115
	Philip Morris International Inc.	2.500%	8/22/22	575	562
	Philip Morris International Inc.	2.625%	3/6/23	1,150	1,119
[2]	Procter & Gamble - Esop	9.360%	1/1/21	1,214	1,514
[4]	Roche Holdings Inc.	6.000%	3/1/19	433	500
[4]	Roche Holdings Inc.	2.875%	9/29/21	850	862
[4]	SABMiller Holdings Inc.	2.450%	1/15/17	400	407
[4]	SABMiller Holdings Inc.	3.750%	1/15/22	400	418
	Sanofi	4.000%	3/29/21	1,130	1,229
	St. Jude Medical Inc.	2.500%	1/15/16	666	676
	Sysco Corp.	3.000%	10/2/21	320	325
	Sysco Corp.	3.500%	10/2/24	2,055	2,117
[4]	Tesco plc	5.500%	11/15/17	1,500	1,572
	Thermo Fisher Scientific Inc.	3.200%	5/1/15	265	267
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	260	266
	Thermo Fisher Scientific Inc.	1.850%	1/15/18	530	527
	Tyson Foods Inc.	2.650%	8/15/19	235	237
	Unilever Capital Corp.	4.250%	2/10/21	2,805	3,106
	Zoetis Inc.	3.250%	2/1/23	90	89
	Zoetis Inc.	4.700%	2/1/43	105	107

	Energy (1.2%)
[4]	BG Energy Capital plc	4.000%	10/15/21	200	209
	BP Capital Markets plc	3.200%	3/11/16	650	668
	BP Capital Markets plc	1.846%	5/5/17	650	655
	BP Capital Markets plc	4.750%	3/10/19	795	870
	BP Capital Markets plc	4.500%	10/1/20	400	430
	BP Capital Markets plc	3.245%	5/6/22	650	639
	BP Capital Markets plc	2.500%	11/6/22	500	466
	BP Capital Markets plc	3.994%	9/26/23	195	200
	BP Capital Markets plc	3.814%	2/10/24	650	656
	Chevron Corp.	3.191%	6/24/23	1,235	1,261
	ConocoPhillips	5.200%	5/15/18	1,500	1,659
	ConocoPhillips Co.	2.875%	11/15/21	375	378
	ConocoPhillips Co.	3.350%	11/15/24	1,025	1,035
	ConocoPhillips Co.	4.300%	11/15/44	750	788
	Dominion Gas Holdings LLC	3.550%	11/1/23	470	479
	EOG Resources Inc.	5.625%	6/1/19	425	480
	EOG Resources Inc.	2.625%	3/15/23	1,050	1,009
	Halliburton Co.	3.500%	8/1/23	1,980	2,021
	Nisource Finance Corp.	4.800%	2/15/44	1,355	1,444
	Occidental Petroleum Corp.	4.100%	2/1/21	1,120	1,187
	Occidental Petroleum Corp.	2.700%	2/15/23	250	238
	Phillips 66	4.875%	11/15/44	630	644
[4]	Schlumberger Investment SA	2.400%	8/1/22	630	603
	Schlumberger Investment SA	3.650%	12/1/23	1,120	1,162
	Shell International Finance BV	4.375%	3/25/20	800	876
	Shell International Finance BV	2.250%	1/6/23	850	812
	Suncor Energy Inc.	3.600%	12/1/24	625	617
	Suncor Energy Inc.	5.950%	12/1/34	500	580
	Total Capital International SA	1.550%	6/28/17	1,365	1,367
	Total Capital International SA	2.700%	1/25/23	810	780
	Total Capital International SA	3.750%	4/10/24	1,400	1,456
	Total Capital SA	2.125%	8/10/18	850	856
	TransCanada PipeLines Ltd.	3.800%	10/1/20	1,220	1,254

	Other Industrial (0.1%)
[4]	Hutchison Whampoa Finance CI Ltd.	3.625%	10/31/24	750	751
[4]	Hutchison Whampoa International
	11 Ltd.	3.500%	1/13/17	305	316
[2]	Johns Hopkins University Maryland
	GO	4.083%	7/1/53	690	721

	Technology (0.5%)
	Apple Inc.	2.850%	5/6/21	1,100	1,124
	Apple Inc.	3.450%	5/6/24	1,000	1,048
	Apple Inc.	3.850%	5/4/43	430	430
	Apple Inc.	4.450%	5/6/44	120	132
	Cisco Systems Inc.	4.450%	1/15/20	605	666
	Cisco Systems Inc.	2.900%	3/4/21	320	327
	EMC Corp.	1.875%	6/1/18	875	874
	EMC Corp.	2.650%	6/1/20	500	502
	EMC Corp.	3.375%	6/1/23	500	499
	International Business Machines Corp.	1.250%	2/6/17	250	251
	International Business Machines Corp.	3.375%	8/1/23	1,750	1,790
	International Business Machines Corp.	3.625%	2/12/24	700	730
	International Business Machines Corp.	5.875%	11/29/32	2,000	2,555
	Microsoft Corp.	3.625%	12/15/23	500	534
	Oracle Corp.	2.800%	7/8/21	375	379
	Oracle Corp.	6.125%	7/8/39	350	453

	Transportation (0.6%)
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	400	399
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	1,800	1,893
[2]	Continental Airlines 2007-1 Class A
	Pass Through Trust	5.983%	10/19/23	776	847
[4]	ERAC USA Finance LLC	5.900%	11/15/15	500	522
[4]	ERAC USA Finance LLC	2.750%	3/15/17	205	210
[4]	ERAC USA Finance LLC	2.350%	10/15/19	610	605
[4]	ERAC USA Finance LLC	4.500%	8/16/21	325	350
[4]	ERAC USA Finance LLC	3.300%	10/15/22	40	40
[4]	ERAC USA Finance LLC	7.000%	10/15/37	1,000	1,354
[2]	Federal Express Corp. 1998 Pass
	Through Trust	6.720%	1/15/22	1,039	1,200
	FedEx Corp.	2.625%	8/1/22	130	127
	FedEx Corp.	2.700%	4/15/23	255	249
	FedEx Corp.	4.900%	1/15/34	230	256
	FedEx Corp.	3.875%	8/1/42	120	116
	FedEx Corp.	4.100%	4/15/43	500	495
	FedEx Corp.	5.100%	1/15/44	340	392
	Norfolk Southern Corp.	7.700%	5/15/17	1,500	1,715
	Southwest Airlines Co.	5.750%	12/15/16	1,500	1,622
[2]	Southwest Airlines Co. 2007-1 Pass
	Through Trust	6.150%	2/1/24	411	472
	United Parcel Service Inc.	2.450%	10/1/22	425	419
	United Parcel Service Inc.	4.875%	11/15/40	460	538
269,606
Utilities (1.8%)
	Electric (1.6%)
	Alabama Power Co.	5.550%	2/1/17	585	631
	Ameren Illinois Co.	6.125%	12/15/28	1,000	1,215
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	1,000	1,259
	Commonwealth Edison Co.	5.950%	8/15/16	770	831
	Connecticut Light & Power Co.	5.650%	5/1/18	465	522
	Consolidated Edison Co. of
	New York Inc.	5.500%	9/15/16	700	753
	Consolidated Edison Co. of
	New York Inc.	5.300%	12/1/16	890	962
	Consolidated Edison Co. of
	New York Inc.	4.625%	12/1/54	1,365	1,486
	Dominion Resources Inc.	5.200%	8/15/19	750	836
	Dominion Resources Inc.	3.625%	12/1/24	1,515	1,536
	Duke Energy Carolinas LLC	5.250%	1/15/18	275	304
	Duke Energy Carolinas LLC	5.100%	4/15/18	590	655
	Duke Energy Carolinas LLC	3.900%	6/15/21	1,090	1,173

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Duke Energy Florida Inc.	6.350%	9/15/37	200	277
	Duke Energy Progress Inc.	6.300%	4/1/38	365	505
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,251
	Florida Power & Light Co.	4.950%	6/1/35	1,000	1,186
	Florida Power & Light Co.	5.950%	2/1/38	785	1,043
	Georgia Power Co.	5.400%	6/1/18	1,165	1,301
	Georgia Power Co.	4.300%	3/15/42	755	799
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	1,500	1,671
	Northern States Power Co.	6.250%	6/1/36	2,000	2,725
	NSTAR LLC	4.500%	11/15/19	90	98
	Pacific Gas & Electric Co.	4.250%	5/15/21	300	325
	Pacific Gas & Electric Co.	3.850%	11/15/23	450	470
	Pacific Gas & Electric Co.	3.750%	2/15/24	305	318
	Pacific Gas & Electric Co.	5.125%	11/15/43	285	330
	PacifiCorp	6.250%	10/15/37	2,000	2,710
	Peco Energy Co.	5.350%	3/1/18	565	626
	Potomac Electric Power Co.	6.500%	11/15/37	750	1,043
	Public Service Electric & Gas Co.	5.300%	5/1/18	1,900	2,112
	San Diego Gas & Electric Co.	6.000%	6/1/26	600	751
	Sierra Pacific Power Co.	3.375%	8/15/23	850	882
	South Carolina Electric & Gas Co.	6.050%	1/15/38	1,000	1,302
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,300
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,808
	Southern Co.	2.450%	9/1/18	225	230
	Virginia Electric & Power Co.	2.750%	3/15/23	690	682
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	911

	Natural Gas (0.1%)
	AGL Capital Corp.	6.375%	7/15/16	775	834
	National Grid plc	6.300%	8/1/16	1,000	1,080

	Other Utility (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	1,170	1,251
					42,984
Total Corporate Bonds (Cost $477,629) 510,087
Sovereign Bonds (U.S. Dollar-Denominated) (0.9%)
[4]	Abu Dhabi National Energy Co.	5.875%	10/27/16	595	641
[4]	CDP Financial Inc.	4.400%	11/25/19	1,000	1,102
[4]	Electricite de France SA	4.600%	1/27/20	1,200	1,318
[4]	Electricite de France SA	4.875%	1/22/44	300	333
[2,4] Electricite de France SA		5.250%	1/29/49	235	240
[2,4] Electricite de France SA		5.625%	12/29/49	1,400	1,474
[4]	Gazprom Neft OAO Via GPN Capital SA	4.375%	9/19/22	305	223
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	2,000	2,553
	Japan Finance Organization for
	Municipalities	4.625%	4/21/15	500	506
	Korea Development Bank	2.500%	3/11/20	2,000	1,999
	Korea Finance Corp.	2.875%	8/22/18	505	516
	Oesterreichische Kontrollbank AG	4.500%	3/9/15	1,500	1,511
	Province of Ontario	4.500%	2/3/15	705	707
	Quebec	5.125%	11/14/16	1,000	1,077
[4]	State Grid Overseas Investment
	2014 Ltd.	2.750%	5/7/19	1,305	1,310
	Statoil ASA	2.250%	11/8/19	580	580
	Statoil ASA	2.900%	11/8/20	1,410	1,440
	Statoil ASA	2.750%	11/10/21	850	851
	Statoil ASA	2.450%	1/17/23	382	363
	Statoil ASA	2.650%	1/15/24	360	344
	Statoil ASA	3.700%	3/1/24	495	512
	Statoil ASA	3.250%	11/10/24	535	533
[4]	Temasek Financial I Ltd.	2.375%	1/23/23	1,130	1,098
	United Mexican States	3.500%	1/21/21	342	350
	United Mexican States	3.600%	1/30/25	610	607
Total Sovereign Bonds (Cost $21,143)					22,188

Taxable Municipal Bonds (1.6%)
	Atlanta GA Downtown Development
	Authority Revenue	6.875%	2/1/21	400	455
	Bay Area Toll Authority California
	Toll Bridge Revenue (San Francisco
	Bay Area)	6.263%	4/1/49	1,000	1,411
	California GO	5.700%	11/1/21	265	312
	California GO	7.550%	4/1/39	720	1,110
	California GO	7.300%	10/1/39	240	352
	California GO	7.625%	3/1/40	70	107
	California GO	7.600%	11/1/40	825	1,306
	Chicago IL Metropolitan Water
	Reclamation District GO	5.720%	12/1/38	215	267
	Chicago IL O’Hare International
	Airport Revenue	6.845%	1/1/38	530	605
	Chicago IL O’Hare International
	Airport Revenue	6.395%	1/1/40	425	575
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	750	1,018
	Georgia Municipal Electric Power
	Authority Revenue	6.637%	4/1/57	996	1,330
	Grand Parkway Transportation Corp.
	Texas System Toll Revenue	5.184%	10/1/42	1,015	1,237
	Houston TX GO	6.290%	3/1/32	590	742
	Illinois GO	5.100%	6/1/33	1,340	1,337
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	750	977
[6]	Kansas Development Finance
	Authority Revenue (Public Employees
	Retirement System)	5.501%	5/1/34	2,000	2,332
	Los Angeles CA Department of
	Water & Power Revenue	6.008%	7/1/39	455	579
	Los Angeles CA Unified School
	District GO	5.750%	7/1/34	1,400	1,776
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	545	711
	Massachusetts School Building
	Authority Dedicated Sales Tax
	Revenue	5.715%	8/15/39	1,000	1,284
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	410	618
	New Jersey Turnpike Authority
	Revenue	7.102%	1/1/41	600	877
	New York City NY Municipal Water
	Finance Authority Water
	& Sewer System Revenue	5.790%	6/15/41	115	130
	New York Metropolitan
	Transportation Authority Revenue	6.814%	11/15/40	150	209
	New York Metropolitan
	Transportation Authority Revenue
	(Dedicated Tax Fund)	7.336%	11/15/39	325	497
	New York Metropolitan
	Transportation Authority Revenue
	(Dedicated Tax Fund)	6.089%	11/15/40	165	218
	North Texas Tollway Authority System
	Revenue	6.718%	1/1/49	1,555	2,259
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	655	850
	Oregon GO	5.902%	8/1/38	490	610
[6]	Oregon School Boards Association GO	5.528%	6/30/28	2,000	2,330
	Port Authority of New York
	& New Jersey Revenue	5.859%	12/1/24	325	401
	Port Authority of New York
	& New Jersey Revenue	6.040%	12/1/29	265	342
	Port Authority of New York
	& New Jersey Revenue	4.458%	10/1/62	1,300	1,372
	President & Fellows of Harvard College
	Massachusetts GO	6.300%	10/1/37	2,000	2,130
	San Antonio TX Electric
	& Gas Systems Revenue	5.985%	2/1/39	305	408

Vanguard Balanced Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
University of California Regents
General Revenue	4.601%	5/15/31	590	647
University of California Regents
Medical Center Revenue	6.548%	5/15/48	280	385
University of California Regents
Medical Center Revenue	6.583%	5/15/49	845	1,163
University of California Revenue	5.770%	5/15/43	1,010	1,295
University of California Revenue	4.765%	5/15/44	145	156
Total Taxable Municipal Bonds (Cost $30,397)				36,720
Temporary Cash Investments (1.1%)
Repurchase Agreements (1.1%)
Credit Suisse Securities (USA), LLC
(Dated 12/31/14, Repurchase Value
$9,800,000, collateralized by U.S.
Treasury Note/Bond 4.500%, 2/15/36,
with a value of $10,000,000)	0.070%	1/2/15	9,800	9,800
RBC Capital Markets LLC
(Dated 12/31/14, Repurchase Value
$16,500,000, collateralized by U.S.
Treasury Note/Bond 2.125%, 12/31/15,
with a value of $16,835,000)	0.070%	1/2/15	16,500	16,500
				26,300
Total Temporary Cash Investments (Cost $26,300)				26,300
Total Investments (98.2%) (Cost $1,783,672)				2,292,983
Other Assets and Liabilities (1.8%)
Other Assets[7]				58,681
Liabilities				(17,815)
				40,866
Net Assets (100%)
Applicable to 97,269,494 outstanding $.001 par value shares of beneficial interest (unlimited authorization) 2,333,849
Net Asset Value Per Share				$23.99

At December 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	1,665,100
Undistributed Net Investment Income	51,836
Accumulated Net Realized Gains 107,623
Unrealized Appreciation (Depreciation)
Investment Securities 509,311
Futures Contracts	3
Foreign Currencies	(24)
Net Assets	2,333,849

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2014.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the aggregate value of these securities was $102,309,000, representing 4.4% of net assets.
5 Adjustable-rate security.
6 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
7 Cash of $179,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REMICS—Real Estate Mortgage Investment Conduits.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Statement of Operations

Year Ended
December 31, 2014
($000)

Investment Income
Income
Dividends[1]	36,341
Interest	24,139
Securities Lending	47
Total Income	60,527
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,230
Performance Adjustment	(47)
The Vanguard Group—Note C
Management and Administrative	3,956
Marketing and Distribution	305
Custodian Fees	57
Auditing Fees	31
Shareholders’ Reports	40
Trustees’ Fees and Expenses	3
Total Expenses	5,575
Net Investment Income	54,952
Realized Net Gain (Loss)
Investment Securities Sold	111,587
Futures Contracts	(2,565)
Swap Contracts	75
Foreign Currencies	(32)
Realized Net Gain (Loss)	109,065
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	43,443
Futures Contracts	(785)
Swap Contracts	(63)
Foreign Currencies	(33)
Change in Unrealized Appreciation
(Depreciation)	42,562
Net Increase (Decrease) in Net Assets
Resulting from Operations	206,579

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	54,952	48,211
Realized Net Gain (Loss)	109,065	114,091
Change in Unrealized Appreciation (Depreciation)	42,562	179,915
Net Increase (Decrease) in Net Assets Resulting from Operations	206,579	342,217
Distributions
Net Investment Income	(48,908)	(45,598)
Realized Capital Gain [2]	(114,294)	(39,795)
Total Distributions	(163,202)	(85,393)
Capital Share Transactions
Issued	229,547	248,325
Issued in Lieu of Cash Distributions	163,202	85,393
Redeemed	(191,161)	(193,131)
Net Increase (Decrease) from Capital Share Transactions	201,588	140,587
Total Increase (Decrease)	244,965	397,411
Net Assets
Beginning of Period	2,088,884	1,691,473
End of Period[3]	2,333,849	2,088,884

1 Dividends are net of foreign withholding taxes of $428,000.
2 Includes fiscal 2014 and 2013 short-term gain distributions totaling $12,866,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $51,836,000 and $45,821,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$23.66	$20.70	$18.90	$18.70	$17.35
Investment Operations
Net Investment Income	.569	.540	.547	.552	.506
Net Realized and Unrealized Gain (Loss)
on Investments	1.613	3.450	1.800	.143	1.369
Total from Investment Operations	2.182	3.990	2.347	.695	1.875
Distributions
Dividends from Net Investment Income	(.555)	(.550)	(.547)	(.495)	(.525)
Distributions from Realized Capital Gains	(1.297)	(.480)	—	—	—
Total Distributions	(1.852)	(1.030)	(.547)	(.495)	(.525)
Net Asset Value, End of Period	$23.99	$23.66	$20.70	$18.90	$18.70

Total Return	9.84%	19.88%	12.56%	3.70%	11.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,334	$2,089	$1,691	$1,430	$1,397
Ratio of Total Expenses to Average Net Assets[1]	0.25%	0.27%	0.26%	0.29%	0.30%
Ratio of Net Investment Income to
Average Net Assets	2.50%	2.52%	2.86%	2.95%	2.90%
Portfolio Turnover Rate	70%[2]	31%[2]	24%[2]	36%[2]	38%
1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, (0.01%), 0.00%, and 0.01%.
2 Includes 15%, 19%, 18%, and 9% attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

Vanguard Balanced Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and

Vanguard Balanced Portfolio

evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2014, the portfolio’s average investments in long and short futures contracts represented 1% and 2% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets.

Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio

Vanguard Balanced Portfolio

may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended December 31, 2014, the portfolio’s average amounts of credit protection sold and credit protection purchased represented less than 1% and 0% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The portfolio had no open swap contracts at December 31, 2014.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

6. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets.

7. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase

Vanguard Balanced Portfolio

agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

11. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

12. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays U.S. Credit A or Better Bond Index. For the year ended December 31, 2014, the investment advisory fee represented an effective annual basic rate of 0.06% of the portfolio’s average net assets before a decrease of $47,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At December 31, 2014, the portfolio had contributed capital of $221,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Vanguard Balanced Portfolio

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,401,074	91,816	—
U.S. Government and Agency Obligations	—	167,325	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	37,473	—
Corporate Bonds	—	510,087	—
Sovereign Bonds	—	22,188	—
Taxable Municipal Bonds	—	36,720	—
Temporary Cash Investments	—	26,300	—
Futures Contracts—Assets[1]	4	—	—
Futures Contracts—Liabilities[1]	(36)	—	—
Total	1,401,042	891,909	—
1 Represents variation margin on the last day of the reporting period.

E. Realized net gain (loss) on derivatives and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2014, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(2,565)	—	(2,565)
Swap Contracts	—	75	75
Realized Net Gain (Loss) on Derivatives	(2,565)	75	(2,490)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(785)	—	(785)
Swap Contracts	—	(63)	(63)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(785)	(63)	(848)

At December 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2015	(128)	(16,230)	(4)
2-Year U.S. Treasury Note	March 2015	35	7,651	(12)
5-Year U.S. Treasury Note	March 2015	(40)	(4,757)	(7)
Ultra Long U.S. Treasury Bond	March 2015	7	1,156	52
30-Year U.S. Treasury Bond	March 2015	(7)	(1,012)	(26)
				3

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Vanguard Balanced Portfolio

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2014, the portfolio realized net foreign currency losses of $32,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at December 31, 2014, the portfolio had $59,802,000 of ordinary income and $103,996,000 of long-term capital gains available for distribution.

At December 31, 2014, the cost of investment securities for tax purposes was $1,785,162,000. Net unrealized appreciation of investment securities for tax purposes was $507,821,000, consisting of unrealized gains of $533,351,000 on securities that had risen in value since their purchase and $25,530,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2014, the portfolio purchased $483,595,000 of investment securities and sold $436,208,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,080,532,000 and $1,071,325,000, respectively.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	9,848	11,289
Issued in Lieu of Cash Distributions	7,341	4,051
Redeemed	(8,199)	(8,769)
Net Increase (Decrease) in Shares Outstanding	8,990	6,571

At December 31, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 79% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Balanced Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodians and brokers and alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2015

Special 2014 tax information (unaudited) for corporate shareholders only for Vanguard
Balanced Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2014, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $101,464,000 as capital gain dividends (from net long-term capital gains)
to shareholders during the fiscal year .

For corporate shareholders, 48.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	6/30/2014	12/31/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,031.38	$1.28
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.95	1.28

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.25%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Conservative Allocation Portfolio

Despite periods of volatility, U.S. stocks and bonds finished 2014 with healthy returns. International stocks didn’t fare as well. For the fiscal year ended December 31, 2014, Vanguard Conservative Allocation Portfolio returned 6.91%, in line with its composite benchmark index and well ahead of the average return of its peers.

The table below shows the returns of your portfolio and its comparative standards for the past year. For additional perspective, we also present their annualized returns since the portfolio’s inception. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

U.S. markets had a good year; international stocks struggled

The Conservative Allocation Portfolio, as a “fund of funds,” seeks to capture the returns of its benchmark by investing in a combination of Vanguard Variable Insurance Fund (VVIF) portfolios and Vanguard index funds.

Although the exact percentages may vary, the portfolio targets an asset allocation of approximately 60% bonds and 40% stocks. Its holdings consist of VVIF Total Bond Market Index Portfolio (48%), VVIF Equity Index Portfolio (22%), Vanguard Total International Bond Index Fund (12%), Vanguard Total International Stock Index Fund (12%), and Vanguard Extended Market Index Fund (6%).

The Total Bond Market Index Portfolio, which encompasses most of the U.S. bond market, returned 5.89%. Intermediate- and long-term yields drifted lower over the period, which boosted bond prices. Prospects for global growth grew more clouded, geopolitical tensions simmered, and any acceleration in inflation appeared more distant.

Vanguard Total International Bond Index Fund returned 8.83% as investors veered away from foreign stocks into the less volatile sanctuary of fixed income investments.

In equity markets, U.S. large-capitalization stocks handsomely outpaced their small-cap brethren during the 12 months. Accordingly, VVIF Equity Index Portfolio, which holds larger-company stocks, returned about 13.5%. Vanguard Extended Market Index Fund, which focuses on small- and mid-cap stocks, returned about 7.5%.

Two U.S. stock sectors had an outsized impact. Technology firms were powered by increased corporate spending and a surge in mobile device sales. And health care companies benefited from new product development and mergers and acquisitions.

Not surprisingly, the energy sector was hurt by tumbling oil prices, which made it the only industry to record a negative return.

International stocks returned about –3% in dollar terms. Their performance was hurt as many foreign currencies weakened against the U.S. dollar.

The portfolio’s long-term record shows the benefit of low costs

For the period since its inception on October 19, 2011, the Conservative Allocation Portfolio returned 8.60% on an average annual basis—very close to the result of its target benchmark. It exceeded the average return of its peers by more than a full percentage point.

Total Returns
		October 19, 2011[1]
		through
		December 31, 2014
	Year Ended	Average
	December 31, 2014	Annual Return
Vanguard Conservative Allocation Portfolio	6.91%	8.60%
Conservative Allocation Composite Index [2]	7.09	8.77
Variable Insurance Mixed-Asset Target Allocation
Conservative Funds Average [3]	4.30	7.10

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
		Target Allocation
	Acquired Fund Fees	Conservative
	and Expenses[4]	Funds Average[5]
Conservative Allocation Portfolio	0.19%	0.89%

1 Portfolio inception.
2 Weighted 48% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global
All Cap ex US Index as of June 3, 2013. Previously, the composite was weighted 60% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
4 This figure—drawn from the prospectus dated April 30, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds
(the “acquired” funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal year ended
December 31, 2014, the annualized acquired fund fees and expenses were 0.19%.
5 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Conservative Allocation Portfolio

Portfolio Profile

As of December 31, 2014
Total Portfolio Characteristics
Yield[1]	2.3%
Acquired Fund Fees and Expenses[2]	0.19%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	48.5%
Vanguard Variable Insurance Fund
Equity Index Portfolio	22.4
Vanguard Total International
Stock Index Fund Investor Shares	11.9
Vanguard Total International Bond Index
Fund Investor Shares	11.7
Vanguard Extended Market Index Fund
Investor Shares	5.5

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 30, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired”
funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2014, the annualized acquired fund fees and expenses were 0.19%.

Vanguard Conservative Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: October 19, 2011–December 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended December 31, 2014		of a $10,000
	One Year	Since Inception[1]	Investment
Conservative Allocation Portfolio	6.91%	8.60%	$13,020
Conservative Allocation Composite Index[2]	7.09	8.77	13,087
Variable Insurance Mixed-Asset Target
Conservative Funds Average[3]	4.30	7.10	12,455
Dow Jones U.S. Total Stock Market
Float Adjusted Index	12.47	20.74	18,278

Fiscal-Year Total Returns (%): October 19, 2011–December 31, 2014

1 October 19, 2011.
2 Weighted 48% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex
US Index as of June 3, 2013. Previously, the composite was weighted 60% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index through June 2, 2013.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Conservative Allocation Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (27.9%)
Vanguard Variable Insurance Fund—Equity Index Portfolio	1,037,004	35,715
Vanguard Extended Market Index Fund Investor Shares	131,612	8,769
		44,484
International Stock Fund (11.9%)
Vanguard Total International Stock Index Fund Investor Shares	1,221,866	19,000

U.S. Bond Fund (48.6%)
Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio	6,424,258	77,541

International Bond Fund (11.6%)
Vanguard Total International Bond Index Fund Investor Shares	1,752,806	18,597
Total Investment Companies (Cost $152,765)		159,622
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.126% (Cost $126)	126,000	126
Total Investments (100.1%) (Cost $152,891)		159,748
Other Assets and Liabilities (–0.1%)
Other Assets		8
Liabilities		(102)
		(94)
Net Assets (100%)
Applicable to 6,532,292 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		159,654
Net Asset Value Per Share		$24.44

At December 31, 2014, net assets consisted of:
		Amount
		($000)
Paid-in Capital		147,357
Undistributed Net Investment Income		2,683
Accumulated Net Realized Gains		2,757
Unrealized Appreciation (Depreciation)		6,857
Net Assets		159,654

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Conservative Allocation Portfolio

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Income Distributions Received	2,697
Net Investment Income—Note B	2,697
Realized Net Gain (Loss)
Capital Gain Distributions Received	706
Affiliated Investment Securities Sold	2,078
Realized Net Gain (Loss)	2,784
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	3,200
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,681

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,697	1,851
Realized Net Gain (Loss)	2,784	3,036
Change in Unrealized Appreciation (Depreciation)	3,200	2,241
Net Increase (Decrease) in Net Assets Resulting from Operations	8,681	7,128
Distributions
Net Investment Income	(1,866)	(677)
Realized Capital Gain[1]	(3,046)	(598)
Total Distributions	(4,912)	(1,275)
Capital Share Transactions
Issued	67,986	59,378
Issued in Lieu of Cash Distributions	4,912	1,275
Redeemed	(18,517)	(26,127)
Net Increase (Decrease) from Capital Share Transactions	54,381	34,526
Total Increase (Decrease)	58,150	40,379
Net Assets
Beginning of Period	101,504	61,125
End of Period[2]	159,654	101,504

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $822,000 and $331,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,683,000 and $1,852,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Conservative Allocation Portfolio

Financial Highlights

				Oct. 19,
				2011[1] to
	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$23.86	$22.27	$20.44	$20.00
Investment Operations
Net Investment Income	. 495 [2]	.514[2]	. 424 [2]	.172[2]
Capital Gain Distributions Received	.130 [2]	. 252 [2]	.197[2]	—
Net Realized and Unrealized Gain (Loss) on Investments	.971	1.229	1.268	.268
Total from Investment Operations	1.596	1.995	1.889	.440
Distributions
Dividends from Net Investment Income	(.386)	(.215)	(.041)	—
Distributions from Realized Capital Gains	(.630)	(.190)	(.018)	—
Total Distributions	(1.016)	(.405)	(.059)	—
Net Asset Value, End of Period	$24.44	$23.86	$22.27	$20.44

Total Return	6.91%	9.06%	9.25%	2.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$160	$102	$61	$11
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.19%	0.19%	0.20%	0.25%[3]
Ratio of Net Investment Income to Average Net Assets	2.07%	2.23%	1.97%	0.75%[3]
Portfolio Turnover Rate	13%	37%	17%	20%
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Conservative Allocation Portfolio

Notes to Financial Statements

Vanguard Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each portfolio is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the year ended December 31, 2014, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2014, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

Vanguard Conservative Allocation Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2014, the portfolio had $2,791,000 of ordinary income and $2,648,000 of long-term captal gains available for distribution.

At December 31, 2014, the cost of investment securities for tax purposes was $152,891,000. Net unrealized appreciation of investment securities for tax purposes was $6,857,000, consisting of unrealized gains of $7,650,000 on securities that had risen in value since their purchase and $793,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	2,840	2,591
Issued in Lieu of Cash Distributions	212	57
Redeemed	(774)	(1,139)
Net Increase (Decrease) in Shares Outstanding	2,278	1,509

F. Transactions during the year in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Dec. 31,		Proceeds			Dec. 31,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended Market
Index Fund	5,815	5,333	2,932	103	—	8,769
Vanguard Market Liquidity Fund	247	NA1	NA1	—	—	126
Vanguard Total International
Bond Index Fund	11,815	5,871	125	237	—	18,597
Vanguard Total International
Stock Index Fund	12,118	9,267	1,114	503	—	19,000
Vanguard Variable Insurance
Fund—Equity Index Portfolio	22,796	13,505	3,699	454	502	35,715
Vanguard Variable Insurance
Fund—Total Bond Market
Index Portfolio	48,965	35,389	8,659	1,400	204	77,541
Total	101,756	69,365	16,529	2,697	706	159,748
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Conservative Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Conservative Allocation Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conservative Allocation Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2015

Special 2014 tax information (unaudited) for corporate shareholders only for Vanguard
Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2014, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $2,224,000 as capital gain dividends (from net long-term capital gains)
to shareholders during the fiscal year.

For corporate shareholders, 18.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Conservative Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Conservative Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Conservative Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Conservative Allocation Portfolio	6/30/2014	12/31/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,017.49	$0.97
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.25	0.97

1 The calculations are based on the Conservative Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Conservative Allocation Portfolio’s annualized expense figure for that period is 0.19%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Capital Growth Portfolio

Bolstered by rewarding choices across most industry groups and a still-climbing stock market, Vanguard Capital Growth Portfolio returned 18.43% in 2014, well ahead of its comparative standards.

Please note that returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stock selection was successful across large and small sectors

In many market cycles, holdings in health care and information technology—which typically constitute about two-thirds of the portfolio’s total assets—are the major drivers of its absolute and relative performance. This was true again in 2014: The advisor’s selections and significantly heavier-than-benchmark stake in both sectors helped the portfolio outpace the benchmark.

The advisor, PRIMECAP Management Company, distinguished itself in other sectors as well, especially industrials. Airlines and air freight companies helped the portfolio’s industrial holdings return about 20 percentage points more than those in the index. And as oil prices tumbled, the advisor’s lighter-than-benchmark stake proved useful.

Of course, even though such comparisons can provide insight, it’s important to keep in mind that the advisor’s contrarian approach of investing in out-of-favor companies typically results in a portfolio that bears little resemblance to the S&P 500 Index.

For more on the portfolio’s strategy and positioning, please see the Advisor’s Report that follows.

The advisor’s long-term focus yielded rewarding ten-year results

PRIMECAP manages the portfolio with a long-term approach that tunes out the daily noise of the marketplace—just as Vanguard recommends to investors. In some years, this strategy and a longstanding, sizable commitment to health care and technology stocks, have led the portfolio to lag its benchmark. But for the decade through 2014, the portfolio’s 10.37% average annual return

Total Returns
	Ten Years Ended
	December 31, 2014
	Year Ended	Average
	December 31, 2014	Annual Return
Vanguard Capital Growth Portfolio	18.43%	10.37%
S&P 500 Index	13.69	7.67
Variable Insurance Multi-Cap Growth Funds Average[1]	10.01	7.16

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Multi-Cap Growth
	Portfolio	Funds Average
Capital Growth Portfolio	0.41%	0.90%

was about 3 percentage points higher than that of its peer-group average and the S&P 500 Index.

Realistic expectations are key to reaching your long-term goals

In recent years, investors have grown accustomed to mostly strong returns from both stocks and bonds. Of course, markets aren’t always so favorable.

Vanguard’s latest economic and market outlook research paper cautions that, over the next decade, returns for a balanced 60% equity/40% bond portfolio are likely to be moderately below long-run historical averages. (For more details, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/ research.)

Realistic expectations are the foundation of a sound plan to reach your long-term objectives. If you expect too much from the markets, you might not save enough. You might also take on excessive risk in your portfolio in the pursuit of unrealistically high returns.

We firmly believe that a better course is to follow Vanguard’s principles for investing success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

Each of these principles is within your control, and focusing on them can put you on the right path.

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the Capital Growth Portfolio’s expense ratio was 0.40%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Capital Growth Portfolio

Advisor’s Report

For the fiscal year ended December 31, 2014, Vanguard Capital Growth Portfolio returned 18.43%, exceeding the 13.69% return of its benchmark (the S&P 500 Index) and the 10.01% average return of its peers. Favorable stock selection in the industrials and consumer discretionary sectors, as well as overweight positions in health care and information technology, accounted for most of the outperformance. In energy, unfavorable selection partly offset the positive impact from the portfolio’s underweight position.

Investment environment

U.S. equities continued to appreciate, with the S&P 500 Index reaching another record high late in 2014. Energy, which outperformed in the first half, ended as the year’s worst-performing sector as West Texas Intermediate crude oil plummeted from a peak price of $107 per barrel in June to $53, the lowest level since 2009. Increasing global supply, slowing global demand, and a strong U.S. dollar likely contributed to the decline. Lower oil prices benefit companies whose input costs are based on crude-oil-based fuels, including the portfolio’s airline holdings. The strong dollar, combined with relatively weak growth in many countries, could hurt U.S. companies with significant international sales, including many of the portfolio’s IT holdings.

After a rocky start driven in part by an unusually harsh winter, the U.S. economy rebounded. Real GDP, which declined at an annual rate of 2.1% in the first quarter, grew 4.6% in the second quarter and 5.0% in the third. The labor market improved, and unemployment fell to 5.6% in December, the lowest level since 2008. Gasoline—roughly 5% of U.S. consumer spending—declined in price by about 40%, or nearly $1.50 per gallon, over the year’s second half. Lower gas prices are a major boost to consumers and the economy, as household spending makes up nearly 70% of GDP.

The Federal Reserve ended its asset purchases in October but expects to keep the federal funds target rate to 0%–0.25% for a considerable time. Long-term interest rates tumbled in 2014; the 10-year U.S. Treasury bond yielded 2.19% at year-end, down from 2.97% at the end of 2013.

On the geopolitical front, Republicans gained House seats in the November election and won control of the Senate, taking charge of both chambers of Congress for the first time since 2006. Lower oil prices threatened to destabilize countries that depend heavily on oil exports. Venezuela appeared likely to default on its debt, while Russia—already under economic sanctions for its actions in Ukraine—was forced to dramatically raise interest rates to stem a decline in the ruble. Many Middle Eastern countries, including Iran and Iraq, also depend on oil exports to finance social spending.

Management of the portfolio

The portfolio remains significantly overweighted in health care and information technology. For the year, these two sectors constituted an average of about 60% of portfolio holdings (compared with 33% for the index). Eight of the ten largest holdings at year-end were in these sectors.

The underweighting of energy and materials reflects our belief that prices for many commodities, including oil, rose unsustainably high in recent years because of surging demand from China. Production capacity added to fulfill that demand, combined with China’s slowing growth, has created an unfavorable environment for commodity prices. Hydraulic fracturing and horizontal drilling technologies enabled U.S. oil production in October to reach its highest level since 1985, while consumption growth has slowed amid improved vehicle fuel efficiency and changes in consumer behavior caused by historically high prices.

Favorable sector allocations and stock selection contributed about equally to our outperformance. Overweighting health care and IT, two of the best performers in 2014, benefited relative results, as did underweighting energy, consumer discretionary, and telecommunication services. These positives were partly offset by our underweighting of utilities, the index’s top performer. Unfavorable selection in energy partly offset positive selection in the industrial and consumer discretionary sectors. In industrials, Southwest Airlines (+126%), Alaska Air Group (+65%), United Continental Holdings (+47%), and FedEx (+21%) accounted for most of the outperformance, as did L Brands (+46%), Ross Stores (+27%), and DIRECTV (+26%) in consumer discretionary. Unfavorable selection in energy, including Transocean (–60%) and Noble Energy (–30%), partly offset those positives.

We believe that favorable global demographic trends and innovation will help health care companies grow revenues faster than the overall economy for the foreseeable future. Aging populations worldwide should lead to greater health care spending, as the elderly are much bigger consumers of such products and services than the general population. And rising disposable incomes and household wealth in developing countries should boost health care spending by people of all ages.

The industry’s considerable investment in research and development is bringing about more effective therapies for many diseases, including cancer, diabetes, and Alzheimer’s. The precipitous decline in the cost of DNA sequencing is allowing researchers to identify unknown diseases and rapidly develop therapies that improve the standard of care. Increasingly, drugs based on a better understanding of genetic causes of a disease provide higher cure rates with fewer side effects. We believe

Vanguard Capital Growth Portfolio

that therapies that significantly improve outcomes and survival will continue to garner favorable pricing, despite payers’ emphasis on reducing costs.

In information technology, we still believe that many of our holdings are attractively valued. The sector’s price-to-earnings multiple relative to that of the broader S&P 500 Index is near a multidecade low, and the index’s IT companies are far better capitalized than those in other sectors. Many of our IT holdings have much of their market capitalization in net cash on their balance sheets. Already at reasonable multiples, their valuations are even more attractive when their net cash balances are considered.

Although the pace of change in IT is rapid and can be disruptive, we believe that many “old technology” companies are evolving their products and services to remain relevant. A fundamental shift is the transition to internet-based, or “cloud,” computing, which lets users rent and use software applications and computing resources through the internet. This model is more flexible than the traditional model of buying perpetual licenses and running those applications on local servers. We believe that many of our “old technology” holdings, such as Microsoft and Hewlett-Packard, are successfully evolving their products.

Outlook for U.S. equities

We are less constructive on the outlook for U.S. equities than in recent years, though we still believe that many individual stocks are attractively valued and that stocks are more appealing than bonds at current prices. As of December 31, the S&P 500 Index was trading at approximately 16.2 times 2015 consensus estimated earnings per share (EPS) of $127, a reasonable valuation by historical standards. Because of near-record profit margins, however, the index appears more expensive on a price-to-sales-multiple basis. Over the past few months, 2015 consensus estimated EPS was revised downward, in part because of lower expected earnings in energy; consensus now assumes 2.4% sales-per-share growth and 7.5% EPS growth.

We remain committed to our philosophy of investing in attractively priced individual stocks for the long term. Because this “bottom-up” approach often results in portfolios that bear little resemblance to market indexes, our results often deviate substantially from them. Furthermore, our long-term horizon results in low portfolio turnover, making extended periods of underperformance possible when our stocks fall out of favor. We nonetheless believe this approach can generate superior results for investors over the long term.

PRIMECAP Management Company

January 12, 2015

Vanguard Capital Growth Portfolio

Portfolio Profile
As of December 31, 2014

Portfolio Characteristics
Comparative
	Portfolio	Index[1]
Number of Stocks	97	502
Median Market Cap	$72.1B	$77.2B
Price/Earnings Ratio	22.0x	19.3x
Price/Book Ratio	3.8x	2.8x
Yield[2]	1.6%	2.0%
Return on Equity	19.8%	19.0%
Earnings Growth Rate	15.2%	15.4%
Foreign Holdings	10.1%	0.0%
Turnover Rate	11%	—
Expense Ratio[3]	0.41%	—
Short-Term Reserves	7.5%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.85
Beta	0.92

Sector Diversification (% of equity exposure)
Comparative
	Portfolio	Index[1]
Consumer Discretionary	9.3%	12.1%
Consumer Staples	0.5	9.8
Energy	2.9	8.4
Financials	5.9	16.7
Health Care	29.8	14.2
Industrials	16.7	10.4
Information Technology	32.4	19.7
Materials	2.5	3.2
Telecommunication Services	0.0	2.3
Utilities	0.0	3.2

Ten Largest Holdings[4] (% of total net assets)

Biogen Idec Inc.	Biotechnology	6.4%
Amgen Inc.	Biotechnology	5.1
Eli Lilly & Co.	Pharmaceuticals	4.3
Texas Instruments Inc.	Semiconductors	3.9
Microsoft Corp.	Systems Software	3.9
FedEx Corp.	Air Freight
	& Logistics	3.7
Adobe Systems Inc.	Application
	Software	3.6
Roche Holding AG	Pharmaceuticals	3.4
Google Inc.	Internet Software
	& Services	3.2
Southwest Airlines Co.	Airlines	3.1
Top Ten		40.6%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 30-day SEC yield for the portfolio; annualized dividend yield for the index.
3 The expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the Capital Growth Portfolio’s expense ratio was 0.40%.
4 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2004–December 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2014			of a $10,000
	One Year	Five Years	Ten Years	Investment
Capital Growth Portfolio	18.43%	16.23%	10.37%	$26,823
S&P 500 Index	13.69	15.45	7.67	20,947
Variable Insurance Multi-Cap Growth
Funds Average[1]	10.01	14.05	7.16	19,958

Fiscal-Year Total Returns (%): December 31, 2004–December 31, 2014

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Capital Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (92.7%)
Consumer Discretionary (8.6%)
	L Brands Inc.	178,300	15,432
*	DIRECTV	141,061	12,230
	Walt Disney Co.	89,500	8,430
	TJX Cos. Inc.	122,300	8,387
	Ross Stores Inc.	80,500	7,588
	Carnival Corp.	126,800	5,748
	Sony Corp. ADR	258,000	5,281
*	Bed Bath & Beyond Inc.	40,300	3,070
	Whirlpool Corp.	13,700	2,654
	VF Corp.	13,500	1,011
*	Amazon.com Inc.	2,600	807
	Time Warner Cable Inc.	4,700	715
			71,353
Consumer Staples (0.4%)
	CVS Health Corp.	31,300	3,015
	Costco Wholesale Corp.	3,550	503
			3,518
Energy (2.7%)
	EOG Resources Inc.	60,400	5,561
	Schlumberger Ltd.	64,100	5,475
^	Transocean Ltd.	250,900	4,599
	Noble Energy Inc.	74,000	3,510
	Exxon Mobil Corp.	10,800	998
	National Oilwell Varco Inc.	9,700	636
*	Cameron International Corp.	12,000	599
*	Southwestern Energy Co.	17,000	464
	Encana Corp.	32,800	455
			22,297
Financials (5.5%)
	Charles Schwab Corp.	464,300	14,017
	Marsh & McLennan Cos.
	Inc.	207,800	11,894
	Wells Fargo & Co.	144,400	7,916
	Chubb Corp.	49,000	5,070
	CME Group Inc.	43,200	3,830
	Progressive Corp.	74,300	2,005
	American Express Co.	7,800	726
			45,458
Health Care (27.6%)
*	Biogen Idec Inc.	156,200	53,022
	Amgen Inc.	267,971	42,685
	Eli Lilly & Co.	518,300	35,758
	Roche Holding AG	104,500	28,313
	Novartis AG ADR	223,650	20,723
	Medtronic Inc.	178,000	12,852
	Johnson & Johnson	112,500	11,764
*	Boston Scientific Corp.	504,202	6,681

	Abbott Laboratories	115,200	5,186
	Thermo Fisher Scientific Inc.	34,500	4,323
	AbbVie Inc.	51,100	3,344
	GlaxoSmithKline plc ADR	56,000	2,393
	Sanofi ADR	44,700	2,039
			229,083
Industrials (15.5%)
	FedEx Corp.	174,300	30,269
	Southwest Airlines Co.	614,950	26,025
	Honeywell International Inc.	89,400	8,933
	Airbus Group NV	164,800	8,147
	Union Pacific Corp.	59,000	7,029
	Alaska Air Group Inc.	110,600	6,610
	Caterpillar Inc.	72,100	6,599
*	United Continental Holdings
	Inc.	76,200	5,097
	CH Robinson Worldwide Inc.	58,900	4,411
	United Parcel Service Inc.
	Class B	38,150	4,241
	Boeing Co.	28,700	3,730
	Delta Air Lines Inc.	67,500	3,320
	Deere & Co.	35,000	3,096
	American Airlines Group Inc.	42,400	2,274
	United Technologies Corp.	17,600	2,024
	Pentair plc	25,000	1,661
	Rockwell Automation Inc.	13,600	1,512
	Canadian Pacific Railway Ltd.	7,300	1,407
	CSX Corp.	24,300	880
	Expeditors International of
	Washington Inc.	15,600	696
			127,961
Information Technology (30.1%)
	Texas Instruments Inc.	610,700	32,651
	Microsoft Corp.	694,200	32,246
*	Adobe Systems Inc.	413,300	30,047
	Hewlett-Packard Co.	374,850	15,043
*	Google Inc. Class A	24,800	13,160
*	Google Inc. Class C	24,800	13,055
*	Micron Technology Inc.	358,500	12,551
	Intuit Inc.	129,000	11,893
	Intel Corp.	315,800	11,460
	QUALCOMM Inc.	145,500	10,815
	EMC Corp.	297,900	8,860
	Oracle Corp.	142,300	6,399
	Cisco Systems Inc.	218,400	6,075
	KLA-Tencor Corp.	82,800	5,823
	Telefonaktiebolaget LM
	Ericsson ADR	457,700	5,538
	NVIDIA Corp.	246,050	4,933
	Visa Inc. Class A	18,300	4,798

Plantronics Inc.	64,550	3,423
*	Alibaba Group Holding Ltd.
ADR	32,100	3,337
NetApp Inc.	78,200	3,241
Analog Devices Inc.	39,100	2,171
Corning Inc.	92,950	2,131
* BlackBerry Ltd.	185,100	2,032
Activision Blizzard Inc.	94,300	1,900
Broadcom Corp. Class A	31,100	1,348
Apple Inc.	9,500	1,049
* eBay Inc.	16,700	937
Accenture plc Class A	10,450	933
SanDisk Corp.	8,700	852
MasterCard Inc. Class A	7,000	603
* Entegris Inc.	40,600	536
		249,840
Materials (2.3%)
Monsanto Co.	110,000	13,142
Potash Corp. of
Saskatchewan Inc.	104,700	3,698
Praxair Inc.	16,200	2,099
		18,939
Total Common Stocks
(Cost $482,994)		768,449
Temporary Cash Investment (7.6%)
Money Market Fund (7.6%)
[1,2] Vanguard Market
Liquidity Fund, 0.126%
(Cost $63,028)	63,028,067	63,028
Total Investments (100.3%)
(Cost $546,022)		831,477
Other Assets and Liabilities (–0.3%)
Other Assets		2,171
Liabilities[2]		(4,527)
		(2,356)
Net Assets (100%)
Applicable to 30,541,809 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		829,121
Net Asset Value Per Share		$27.15

At December 31, 2014, net assets consisted of:
		Amount
		($000)
Paid-in Capital		506,594
Undistributed Net Investment Income		8,538
Accumulated Net Realized Gains		28,554
Unrealized Appreciation (Depreciation)
Investment Securities		285,455
Foreign Currencies		(20)
Net Assets		829,121

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $975,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $1,064,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Dividends[1]	12,139
Interest [2]	57
Securities Lending	38
Total Income	12,234
Expenses
Investment Advisory Fees—Note B	1,073
The Vanguard Group—Note C
Management and Administrative	1,605
Marketing and Distribution	122
Custodian Fees	13
Auditing Fees	30
Shareholders’ Reports	17
Trustees’ Fees and Expenses	1
Total Expenses	2,861
Net Investment Income	9,373
Realized Net Gain (Loss)
Investment Securities Sold	28,562
Foreign Currencies	5
Realized Net Gain (Loss)	28,567
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	82,161
Foreign Currencies	(28)
Change in Unrealized Appreciation
(Depreciation)	82,133
Net Increase (Decrease) in Net Assets
Resulting from Operations	120,073

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,373	5,973
Realized Net Gain (Loss)	28,567	13,290
Change in Unrealized Appreciation (Depreciation)	82,133	148,126
Net Increase (Decrease) in Net Assets Resulting from Operations	120,073	167,389
Distributions
Net Investment Income	(6,008)	(5,815)
Realized Capital Gain	(13,257)	(10,932)
Total Distributions	(19,265)	(16,747)
Capital Share Transactions
Issued	172,797	166,429
Issued in Lieu of Cash Distributions	19,265	16,747
Redeemed	(95,031)	(97,786)
Net Increase (Decrease) from Capital Share Transactions	97,031	85,390
Total Increase (Decrease)	197,839	236,032
Net Assets
Beginning of Period	631,282	395,250
End of Period[3]	829,121	631,282

1 Dividends are net of foreign withholding taxes of $285,000.
2 Interest income from an affiliated company of the portfolio was $57,000.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,538,000 and $5,168,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$23.60	$17.68	$15.69	$16.38	$15.04
Investment Operations
Net Investment Income	.304	.219	.255	.154	.156[1]
Net Realized and Unrealized Gain (Loss)
on Investments	3.945	6.421	2.152	(.274)	1.759
Total from Investment Operations	4.249	6.640	2.407	(.120)	1.915
Distributions
Dividends from Net Investment Income	(.218)	(.250)	(.165)	(.145)	(.135)
Distributions from Realized Capital Gains	(.481)	(.470)	(.252)	(.425)	(.440)
Total Distributions	(.699)	(.720)	(.417)	(.570)	(.575)
Net Asset Value, End of Period	$27.15	$23.60	$17.68	$15.69	$16.38

Total Return	18.43%	38.48%	15.47%	–0.93%	13.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$829	$631	$395	$370	$337
Ratio of Total Expenses to Average Net Assets	0.40%	0.41%	0.41%	0.42%	0.44%
Ratio of Net Investment Income to
Average Net Assets	1.31%	1.13%	1.48%	1.03%	1.05%[1]
Portfolio Turnover Rate	11%	7%	6%	11%	7%

1 Net investment income per share and the ratio of net investment income to average net assets include $.031 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.

Notes to Financial Statements

Vanguard Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Vanguard Capital Growth Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2014, the investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At December 31, 2014, the portfolio had contributed capital of $78,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

Vanguard Capital Growth Portfolio

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	731,989	36,460	—
Temporary Cash Investments	63,028	—	—
Total	795,017	36,460	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2014, the portfolio had $9,288,000 of ordinary income and $28,562,000 of long-term capital gains available for distribution.

At December 31, 2014, the cost of investment securities for tax purposes was $546,022,000.

Net unrealized appreciation of investment securities for tax purposes was $285,455,000, consisting of unrealized gains of $298,656,000 on securities that had risen in value since their purchase and $13,201,000 in unrealized losses on securities that had fallen in value since their purchase F. During the year ended December 31, 2014, the portfolio purchased $127,561,000 of investment securities and sold $71,044,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	6,829	8,131
Issued in Lieu of Cash Distributions	811	871
Redeemed	(3,842)	(4,610)
Net Increase (Decrease) in Shares Outstanding	3,798	4,392

At December 31, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 64% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Capital Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Capital Growth Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2015

Special 2014 tax information (unaudited) for corporate shareholders only for Vanguard
Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2014, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $13,266,000 as capital gain dividends (from net long-term capital gains)
to shareholders during the fiscal year .

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	6/30/2014	12/31/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,077.81	$2.09
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.19	2.04

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Diversified Value Portfolio

During 2014, large-company growth and value stocks traded places again. Value overtook growth in the first half, then growth reclaimed the lead. For the year, the Russell 1000 Value Index (the benchmark for Vanguard Diversified Value Portfolio), finished slightly ahead of its growth counterpart.

The portfolio returned 9.83%, lagging its comparative standards. It earned most of that in the first half, when the stocks that its advisor concentrates on fared better.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

All sectors except energy gained, but many lagged the benchmark

Portfolio holdings advanced in all sectors except energy, which declined as oil prices tumbled. Disappointing selection in some sectors held back performance. In energy, the portfolio’s decline was about twice that of its index counterpart. In financials, the portfolio was a bit shy of the index; longstanding underexposure here and the advisor’s cautious optimism about the sector meant some missed opportunities.

Industrials, especially aerospace and defense, remained a bright spot: The advisor’s holdings returned about 10 percentage points more than their index counterparts.

For more on the portfolio’s strategy and positioning, please see the Advisor’s Report that follows.

The road to outperformance has often been a bumpy one

The portfolio’s advisor has earned a reputation for successfully investing in stocks that others have discarded or rejected.

Over the decade through 2014, the portfolio outperformed its index in five years and lagged in five, including the last three. Keep in mind that in a portfolio that typically holds fewer than 50 companies, the results of just a few holdings can cause its returns to diverge from the benchmark’s—sometimes significantly.

Time tends to smooth some of those ups and downs. For the ten years, the portfolio’s 7.32% average annual return was in line with that of its benchmark (which like all indexes incurs no expenses) and almost 1 percentage point ahead of its peer average.

Realistic expectations are key to reaching your long-term goals

Investors have recently grown accustomed to mostly strong returns from both stocks and bonds. But markets aren’t always so favorable.

Vanguard’s latest economic and market outlook research paper cautions that, over the next decade, returns for a balanced 60% equity/40% bond portfolio are likely to be moderately below long-run historical averages. (For more details, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/ research.)

Realistic expectations are the foundation of a sound plan to reach your long-term objectives.

If you expect too much from the markets, you might not save enough. You might also take on excessive risk in your portfolio in the pursuit of unrealistically high returns.

We firmly believe that a better course is to follow Vanguard’s principles for investing success:

• Goals. Create clear, appropriate
investment goals.

• Balance. Develop a suitable asset
allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and
long-term discipline.

Each of these principles is within your control, and focusing on them can put you on the right path.

Total Returns
		Ten Years Ended
		December 31, 2014
	Year Ended	Average
December 31, 2014		Annual Return
Vanguard Diversified Value Portfolio	9.83%	7.32%
Russell 1000 Value Index	13.45	7.30
Variable Insurance Large-Cap Value Funds Average[1]	10.55	6.50

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios2
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Large-Cap Value
	Portfolio	Funds Average
Diversified Value Portfolio	0.35%	0.92%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the Diversified Value Portfolio’s expense ratio was 0.34%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Diversified Value Portfolio

Advisor’s Report

The Diversified Value Portfolio returned 9.83% for the 12 months ended December 31, 2014, versus 13.45% for the benchmark Russell 1000 Value Index.

The investment environment

Economic growth worldwide generally slowed as the year progressed; the United States was the lone bright spot. Its GDP shrank 2.1% in the first quarter. However, the subsequent three quarters bounced back with an average growth of about 4%, assuming that the final fourth-quarter GDP figure is in line with expectations of 2.5%. European economic growth hovered around 1% for the year, decelerating as 2014 progressed. Growth in China peaked in the second quarter at a reported 7.5% but then slowed, ending at 7.4% for the year; it is expected to slow further in 2015. In part because of its sales tax increase, Japan had a recession in 2014, with GDP contracting notably in the second and third quarters.

Regarding interest rates, conventional wisdom when 2014 began was that U.S. rates would continue to rise because the Federal Reserve was winding down its quantitative easing. In fact, the yield of 2-year Treasury bonds rose from 0.38% to 0.69% at year-end, reflecting growing expectations that the Fed would increase short-term rates. But the 2.97% yield of the 10-year Treasury bond at the beginning of 2014 proved to be the peak; it dropped to 2.19% at year-end.

This decline was most likely influenced by the drop in interest rates around the globe, most notably in Europe. European rates fell on deflation concerns and the possibility that the European Central Bank would embark on quantitative easing. In Germany, for example, the yield of the 10-year government bond fell from 1.94% to 0.54%; in Spain, it fell from 4.14% to 1.61%. The global lowering of rates continues to provide inexpensive financing for most companies and to push investors further out on the risk spectrum.

The year 2014 was also notable for the continued decline in most commodity prices, a decline exacerbated by the strength of the U.S. dollar. In the second half, the price of crude oil—the largest commodities market—dropped precipitously, with West Texas Intermediate ending down 50% from its June high. The trade-weighted dollar, up 11% for the year, was responsible for some of the decline, but excess supply was to blame for most of it. This excess supply is a result of a 65% increase over the past five years in U.S. crude oil production—an increase driven by the proliferation of hydraulic fracking. Meanwhile, demand has softened as economic growth has slowed outside the United States.

Although the dollar has been strong, many emerging-market currencies, especially those of oil-producing countries, have been under severe pressure. Over the past six months, the Russian ruble has fallen 44% relative to the dollar, while the Brazilian real has fallen 18%. The large moves in crude and in emerging-market currencies like the ruble are raising volatility in the markets, as the risk of a large sovereign default or currency crisis has increased. However, the large drop in the price of crude, along with the strong dollar, is likely to reinforce current economic trends into 2015, benefiting U.S. consumers at the expense of oil-producing countries.

Our successes and shortfalls

Equity performance remained strong in 2014. Interestingly, there was a marked difference in the performance of stocks based on their dividend yields and price/ earnings ratios. Stocks ranked in the top half by dividend yield returned almost 10% as a group, while those in the bottom half returned about 17%. Stocks ranked in the top half by P/E ratio returned more than 16% as a group, while those in the bottom half returned nearly 11%. Both of these splits substantially impeded our strategy, as the core tenet of our process is to target companies with below-market valuations and above-market dividend yields. Divergences like this should correct over time.

Stock selection in industrials helped performance, led by General Dynamics; its defense business outlook improved with several large orders, and its Gulfstream business-jet operation grew more than expected. Raytheon was also a strong contributor, with a growing backlog amid robust international orders. The underweighting of materials was a positive as well; in the index, the sector returned just over 3%, well below the index’s overall return.

Energy was the largest detractor, led by Seadrill, a deepwater driller. The oil services industry was severely pressured by the plunging crude oil price, which most likely means both less drilling and lower day rates for drilling. Seadrill’s current enterprise value per rig is $438 million, well below the replacement cost of roughly $600 million.

Consumer staples also dragged down returns, with both Philip Morris International and Diageo underperforming. Although Philip Morris’s fundamentals are improving, the currency translation has been brutal. For 2014, the drag was nearly 80 cents, or 14% of earnings. Diageo, a high-end spirits company, faces challenges from the crackdown on gifting in government circles in China, where sales fell by mid-single digits for 2014. Health care was also a challenge, with Sanofi down because of concerns about slowing growth in sales of its diabetes drugs. Although those concerns are valid, the decline in its shares more than reflects this risk.

Vanguard Diversified Value Portfolio

Our portfolio positioning

As we move into 2015, it’s worth noting that the bull market will enter its seventh year in March. Volatility is on the rise, partly because of the precipitous drop in oil prices, slowing growth overseas, and concerns about deflation in Europe. Although the decline in oil prices should be a good thing for U.S. consumer spending, in this case too much of a good thing could be destabilizing for some areas of the world. So far, the market has continued to climb the wall of worry and is within a few percentage points of the record high. Through it all, we remain focused on buying a concentrated portfolio of good companies trading at valuations below the broad market for reasons that we believe are temporary or overblown. This bottom-up investing approach has led us to a portfolio that today is more defensively positioned than the broad market. The portfolio is overweighted in consumer staples and health care and underweighted in financials and basic materials. We remain optimistic that the combination of a fundamental premium and a valuation advantage positions the portfolio well for the future.

Portfolio Manager:

James P. Barrow, Executive Director

Associate Portfolio Managers:
Jeff Fahrenbruch, Managing Director
David Ganucheau, Managing Director

Barrow, Hanley, Mewhinney & Strauss, LLC

January 9, 2015

Vanguard Diversified Value Portfolio

Portfolio Profile
As of December 31, 2014

Portfolio Characteristics
	Comparative Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	44	704	3,776
Median Market Cap $84.8B		$60.0B	$48.1B
Price/Earnings Ratio	15.7x	17.5x	20.6x
Price/Book Ratio	2.1x	1.9x	2.7x
Yield[3]	2.7%	2.3%	1.9%
Return on Equity	17.0%	13.7%	17.8%
Earnings Growth Rate	15.2%	11.9%	15.4%
Foreign Holdings	8.1%	0.0%	0.0%
Turnover Rate	16%	—	—
Expense Ratio[4]	0.35%	—	—
Short-Term Reserves	4.6%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.93	0.89
Beta	0.90	0.87

Sector Diversification (% of equity exposure)
	Comparative		Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	8.1%	6.6%	12.9%
Consumer Staples	11.6	7.4	8.5
Energy	10.9	11.3	7.6
Financials	23.1	29.8	17.9
Health Care	17.0	13.7	14.0
Industrials	10.7	10.1	11.3
Information Technology	9.3	9.6	19.0
Materials	0.0	3.0	3.6
Telecommunication
Services	4.4	2.1	2.0
Utilities	4.9	6.4	3.2

Ten Largest Holdings[5] (% of total net assets)

Wells Fargo & Co.	Diversified Banks	4.0%
Medtronic Inc.	Health Care
	Equipment	3.5
Microsoft Corp.	Systems Software	3.4
Pfizer Inc.	Pharmaceuticals	3.1
PNC Financial Services
Group Inc.	Regional Banks	3.1
Philip Morris
International Inc.	Tobacco	3.1
Intel Corp.	Semiconductors	3.0
JPMorgan Chase & Co.	Diversified Banks	3.0
Target Corp.	General
	Merchandise
	Stores	2.9
Anthem Inc.	Managed
	Health Care	2.9
Top Ten		32.0%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Value Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the index.
4 The expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the Diversified Value Portfolio’s expense ratio was 0.34%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2004–December 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2014			of a $10,000
	One Year	Five Years	Ten Years	Investment
Diversified Value Portfolio	9.83%	13.47%	7.32%	$20,272
Russell 1000 Value Index	13.45	15.42	7.30	20,231
Variable Insurance Large-Cap Value
Funds Average[1]	10.55	13.71	6.50	18,766
Dow Jones U.S. Total Stock Market
Float Adjusted Index	12.47	15.72	8.09	21,779

Fiscal-Year Total Returns (%): December 31, 2004–December 31, 2014

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Diversified Value Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (95.4%)
Consumer Discretionary (7.7%)
Target Corp.	470,000	35,678
Ford Motor Co.	2,225,900	34,502
Johnson Controls Inc.	480,500	23,227
		93,407
Consumer Staples (11.0%)
Philip Morris International
Inc.	462,200	37,646
Imperial Tobacco Group plc
ADR	339,100	29,671
Wal-Mart Stores Inc.	335,400	28,804
Altria Group Inc.	435,200	21,443
Diageo plc ADR	142,300	16,235
		133,799
Energy (10.4%)
ConocoPhillips	454,244	31,370
Phillips 66	377,372	27,057
Occidental Petroleum Corp.	316,300	25,497
Marathon Petroleum Corp.	187,700	16,942
BP plc ADR	397,800	15,164
Seadrill Ltd.	756,100	9,028
* California Resources Corp.	126,520	697
		125,755
Financials (22.1%)
Wells Fargo & Co.	877,500	48,104
PNC Financial Services
Group Inc.	415,572	37,913
JPMorgan Chase & Co.	586,250	36,687
American Express Co.	321,900	29,950
Bank of America Corp.	1,649,046	29,501
Citigroup Inc.	462,930	25,049
Capital One Financial Corp.	295,800	24,418
XL Group plc Class A	495,100	17,017
Navient Corp.	595,400	12,867
SLM Corp.	595,200	6,065
		267,571
Health Care (16.2%)
Medtronic Inc.	585,800	42,295
Pfizer Inc.	1,217,614	37,929
* Anthem Inc.	283,400	35,615
Johnson & Johnson	287,100	30,022
Sanofi ADR	625,300	28,520
Merck & Co. Inc.	397,100	22,551
		196,932

Industrials (10.2%)
General Dynamics Corp.	242,400	33,359
Raytheon Co.	276,000	29,855
Honeywell International Inc.	247,100	24,690
Emerson Electric Co.	347,700	21,464
Xylem Inc.	387,000	14,733
		124,101
Information Technology (8.9%)
Microsoft Corp.	883,000	41,015
Intel Corp.	1,012,500	36,744
Oracle Corp.	673,000	30,265
		108,024
Telecommunication Services (4.2%)
Verizon Communications
Inc.	598,660	28,005
AT&T Inc.	684,427	22,990
		50,995
Utilities (4.7%)
CenterPoint Energy Inc.	954,900	22,373
Entergy Corp.	220,600	19,298
Public Service Enterprise
Group Inc.	351,700	14,564
		56,235
Total Common Stocks
(Cost $924,331)		1,156,819
Temporary Cash Investment (4.6%)
Money Market Fund (4.6%)
[1] Vanguard Market
Liquidity Fund, 0.126%
(Cost $55,921)	55,921,036	55,921
Total Investments (100.0%)
(Cost $980,252)		1,212,740
Other Assets and Liabilities (0.0%)
Other Assets		7,442
Liabilities		(7,224)
		218
Net Assets (100%)
Applicable to 65,039,498 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,212,958
Net Asset Value Per Share		$18.65

At December 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	878,465
Undistributed Net Investment Income	27,077
Accumulated Net Realized Gains	74,928
Unrealized Appreciation (Depreciation)	232,488
Net Assets	1,212,958

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Dividends[1]	32,779
Interest [2]	37
Securities Lending	51
Total Income	32,867
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,449
Performance Adjustment	(115)
The Vanguard Group—Note C
Management and Administrative	2,279
Marketing and Distribution	202
Custodian Fees	19
Auditing Fees	30
Shareholders’ Reports	19
Trustees’ Fees and Expenses	2
Total Expenses	3,885
Net Investment Income	28,982
Realized Net Gain (Loss) on
Investment Securities Sold	74,914
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	5,239
Net Increase (Decrease) in Net Assets
Resulting from Operations	109,135

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,982	25,502
Realized Net Gain (Loss)	74,914	56,216
Change in Unrealized Appreciation (Depreciation)	5,239	175,890
Net Increase (Decrease) in Net Assets Resulting from Operations	109,135	257,608
Distributions
Net Investment Income	(25,554)	(21,580)
Realized Capital Gain	(44,951)	—
Total Distributions	(70,505)	(21,580)
Capital Share Transactions
Issued	187,623	136,995
Issued in Lieu of Cash Distributions	70,505	21,580
Redeemed	(200,014)	(146,782)
Net Increase (Decrease) from Capital Share Transactions	58,114	11,793
Total Increase (Decrease)	96,744	247,821
Net Assets
Beginning of Period	1,116,214	868,393
End of Period[3]	1,212,958	1,116,214

1 Dividends are net of foreign withholding taxes of $186,000.
2 Interest income from an affiliated company of the portfolio was $37,000.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $27,077,000 and $23,649,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.10	$14.31	$12.57	$12.33	$11.55
Investment Operations
Net Investment Income	.447	.412	.358	.315	.249
Net Realized and Unrealized Gain (Loss)
on Investments	1.248	3.731	1.702	.175	.821
Total from Investment Operations	1.695	4.143	2.060	.490	1.070
Distributions
Dividends from Net Investment Income	(.415)	(.353)	(.320)	(.250)	(.290)
Distributions from Realized Capital Gains	(.730)	—	—	—	—
Total Distributions	(1.145)	(.353)	(.320)	(.250)	(.290)
Net Asset Value, End of Period	$18.65	$18.10	$14.31	$12.57	$12.33

Total Return	9.83%	29.40%	16.50%	3.92%	9.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,213	$1,116	$868	$732	$771
Ratio of Total Expenses to Average Net Assets[1]	0.34%	0.35%	0.35%	0.39%	0.40%
Ratio of Net Investment Income to
Average Net Assets	2.50%	2.50%	2.65%	2.41%	2.15%
Portfolio Turnover Rate	16%	20%	14%	14%	12%
1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), (0.01%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Notes to Financial Statements

Vanguard Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the MSCI Prime Market 750 Index. For the year ended December 31, 2014, the investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets before a decrease of $115,000 (0.01%) based on performance.

Vanguard Diversified Value Portfolio

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At December 31, 2014, the portfolio had contributed capital of $116,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2014, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2014, the portfolio had $31,758,000 of ordinary income and $71,853,000 of long-term capital gains available for distribution.

At December 31, 2014, the cost of investment securities for tax purposes was $980,252,000.

Net unrealized appreciation of investment securities for tax purposes was $232,488,000, consisting of unrealized gains of $321,837,000 on securities that had risen in value since their purchase and $89,349,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2014, the portfolio purchased $186,266,000 of investment securities and sold $205,663,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	10,351	8,511
Issued in Lieu of Cash Distributions	4,059	1,407
Redeemed	(11,035)	(8,930)
Net Increase (Decrease) in Shares Outstanding	3,375	988

At December 31, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 37% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Diversified Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Diversified Value Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Value Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2015

Special 2014 tax information (unaudited) for corporate shareholders only for Vanguard
Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2014, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $44,993,000 as capital gain dividends (from net long-term capital gains)
to shareholders during the fiscal year.

For corporate shareholders, 83.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	6/30/2014	12/31/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,019.68	$1.68
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.54	1.68

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.33%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Equity Index Portfolio

U.S. stocks continued to advance smartly in 2014 thanks to better-than-expected domestic economic growth, low interest rates and inflation, and strong corporate profits. For the fiscal year ended December 31, 2014, Vanguard Equity Index Portfolio returned 13.51%. The portfolio’s performance was in line with that of its benchmark index and exceeded the average return of peer funds.

The table below shows the returns of your portfolio and its comparative standards for the year. For additional perspective, we also present their annualized returns for the past ten years.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Nearly every sector did well as the U.S. economy expanded

In contrast to a year ago, large-capitalization stocks handsomely outpaced their small-cap brethren during the 12 months. Concerned about high valuations, investors were less willing to invest in smaller companies, which can offer higher growth potential but can also be riskier and more volatile.

In such an environment, the S&P 500 Index returned more than 13%. This index, the Equity Index Portfolio’s benchmark, consists of 500 of the largest U.S. companies and accounts for more than three-quarters of the U.S. stock market’s value.

Like its benchmark index, Vanguard Equity Index Portfolio posted gains in nine of the market’s ten industry sectors. Two had an outsized impact. Technology firms were powered by increased corporate spending and a surge in mobile device sales. And health care companies benefited from new product development, mergers and acquisitions, and strategic alliances among pharmaceutical and biotechnology companies.

Improvement in the employment situation, falling gas prices, and increased consumer confidence boosted the economy as well, helping the consumer discretionary and consumer staples sectors.

Utilities—a small, often unheralded sector—posted the highest return (+28%) as the severe winter led to increased earnings and lower interest rates sent investors searching for higher yields.

Not surprisingly, energy-related stocks were hurt by tumbling oil prices, recording the only negative return among industry groups.

The portfolio’s long-term record shows the benefit of low costs

For the decade through December 2014, the Equity Index Portfolio recorded an average annual return of 7.57%. This result was quite close to that of the fund’s target, the S&P 500 Index, which has no transaction costs or operating expenses.

Vanguard Equity Investment Group, the portfolio’s advisor, deserves credit for its successful tracking of the index, particularly considering the extreme market volatility that accompanied the financial crisis of 2008–2009. The advisor was helped by the portfolio’s low expenses, which are far below the average for its peer group. Over the decade, the portfolio outdistanced the 6.67% average annual result of its peers.

Whether gains continue or not, focus on timeless principles

Whether the market continues to perform well or turns downward, we believe that following four timeless, straightforward principles can help put you on the right track toward investment success: setting goals, staying diversified, holding down costs, and sticking to a long-term plan.

All four principles are essential, and the order in which they’re listed is intentional. You can read more about our principles in

Vanguard’s Principles for Investment Success, available at vanguard.com/ research.

Total Returns
		Ten Years Ended
		December 31, 2014
	Year Ended	Average
	December 31, 2014	Annual Return
Vanguard Equity Index Portfolio	13.51%	7.57%
S&P 500 Index	13.69	7.67
Variable Insurance Large-Cap Core Funds Average[1]	11.31	6.67

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-

end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.16%	0.41%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the portfolio’s expense ratio was 0.16%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Equity Index Portfolio

Portfolio Profile
As of December 31, 2014

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	504	502	3,776
Median Market Cap $77.2B		$77.2B	$48.1B
Price/Earnings Ratio	19.3x	19.3x	20.6x
Price/Book Ratio	2.8x	2.8x	2.7x
Yield[3]	1.8%	2.0%	1.9%
Return on Equity	19.2%	19.0%	17.8%
Earnings Growth Rate	15.4%	15.4%	15.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%	—	—
Expense Ratio[4]	0.16%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.99
Beta	1.00	0.96

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	12.1%	12.1%	12.9%
Consumer Staples	9.8	9.8	8.5
Energy	8.4	8.4	7.6
Financials	16.7	16.7	17.9
Health Care	14.2	14.2	14.0
Industrials	10.4	10.4	11.3
Information Technology	19.7	19.7	19.0
Materials	3.2	3.2	3.6
Telecommunication
Services	2.3	2.3	2.0
Utilities	3.2	3.2	3.2

Ten Largest Holdings[5] (% of total net assets)

Apple Inc.	Technology Hardware,
	Storage & Peripherals	3.5%
Exxon Mobil Corp.	Integrated Oil & Gas	2.1
Microsoft Corp.	Systems Software	2.1
Google Inc.	Internet Software
	& Services	1.7
Johnson & Johnson	Pharmaceuticals	1.6
Berkshire
Hathaway Inc.	Multi-Sector Holdings	1.5
Wells Fargo & Co.	Diversified Banks	1.4
General Electric Co.	Industrial
	Conglomerates	1.4
Procter & Gamble Co.	Household Products	1.3
JPMorgan Chase & Co. Diversified Banks		1.3
Top Ten		17.9%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the expense ratio was 0.16%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2004–December 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2014			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Index Portfolio	13.51%	15.28%	7.57%	$20,747
S&P 500 Index	13.69	15.45	7.67	20,947
Variable Insurance Large-Cap Core
Funds Average[1]	11.31	13.68	6.67	19,073
Dow Jones U.S. Total Stock Market
Float Adjusted Index	12.47	15.72	8.09	21,779

Fiscal Year Total Returns (%): December 31, 2004–December 31, 2014

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (12.1%)
	Walt Disney Co.	322,135	30,342
	Comcast Corp. Class A	505,445	29,321
	Home Depot Inc.	271,911	28,543
*	Amazon.com Inc.	78,332	24,310
	McDonald’s Corp.	200,891	18,824
	Time Warner Inc.	173,151	14,791
	Twenty-First Century Fox
	Inc. Class A	383,030	14,710
	NIKE Inc. Class B	144,139	13,859
	Lowe’s Cos. Inc.	200,601	13,801
	Starbucks Corp.	154,501	12,677
*	Priceline Group Inc.	10,809	12,325
	Ford Motor Co.	793,581	12,301
	Target Corp.	131,604	9,990
	TJX Cos. Inc.	142,225	9,754
	General Motors Co.	278,627	9,727
*	DIRECTV	103,702	8,991
	Time Warner Cable Inc.	57,993	8,818
	Johnson Controls Inc.	137,725	6,658
	Yum! Brands Inc.	90,445	6,589
	Viacom Inc. Class B	76,426	5,751
	CBS Corp. Class B	98,581	5,456
	VF Corp.	71,140	5,328
	Macy’s Inc.	71,423	4,696
	Delphi Automotive plc	60,919	4,430
*	Dollar General Corp.	62,488	4,418
	L Brands Inc.	50,689	4,387
*	Chipotle Mexican Grill Inc.
	Class A	6,396	4,378
*	Netflix Inc.	12,403	4,237
	Carnival Corp.	92,825	4,208
*	AutoZone Inc.	6,593	4,082
	Ross Stores Inc.	43,276	4,079
*	O’Reilly Automotive Inc.	21,027	4,050
	Omnicom Group Inc.	51,415	3,983
	Marriott International Inc.
	Class A	43,704	3,410
	Genuine Parts Co.	31,418	3,348
*	Michael Kors Holdings Ltd.	42,459	3,189
	Whirlpool Corp.	16,025	3,105
	Starwood Hotels & Resorts
	Worldwide Inc.	36,947	2,995
*	Dollar Tree Inc.	42,528	2,993
*	CarMax Inc.	44,287	2,949
*	Bed Bath & Beyond Inc.	38,308	2,918
	Harley-Davidson Inc.	44,036	2,902
	Royal Caribbean Cruises Ltd.	34,492	2,843
	BorgWarner Inc.	46,750	2,569
	Kohl’s Corp.	41,971	2,562
	Wynn Resorts Ltd.	16,655	2,478
	Tiffany & Co.	23,107	2,469
	Staples Inc.	131,851	2,389
	Best Buy Co. Inc.	60,091	2,342
*	Under Armour Inc. Class A	34,467	2,340
	Nordstrom Inc.	29,246	2,322
	Gap Inc.	54,909	2,312
	Ralph Lauren Corp. Class A	12,432	2,302

	Tractor Supply Co.	28,246	2,226
	Wyndham Worldwide Corp.	25,576	2,193
	Mattel Inc.	70,058	2,168
	PVH Corp.	16,905	2,167
	Coach Inc.	56,961	2,139
	Newell Rubbermaid Inc.	56,035	2,134
*	Mohawk Industries Inc.	12,758	1,982
	H&R Block Inc.	57,118	1,924
*	Discovery Communications
	Inc.	56,718	1,913
	Interpublic Group of Cos.
	Inc.	86,267	1,792
	Expedia Inc.	20,317	1,734
*	TripAdvisor Inc.	23,217	1,733
	DR Horton Inc.	67,927	1,718
	Lennar Corp. Class A	37,045	1,660
	PetSmart Inc.	20,387	1,657
*	News Corp. Class A	103,623	1,626
	Goodyear Tire & Rubber Co.	56,384	1,611
	Darden Restaurants Inc.	27,149	1,592
	Scripps Networks
	Interactive Inc. Class A	20,871	1,571
	Family Dollar Stores Inc.	19,672	1,558
	Comcast Corp.	26,563	1,529
	Harman International
	Industries Inc.	14,252	1,521
	PulteGroup Inc.	69,325	1,488
	Gannett Co. Inc.	46,232	1,476
	Garmin Ltd.	24,915	1,316
	Hasbro Inc.	23,490	1,292
	Leggett & Platt Inc.	28,144	1,199
*	Discovery Communications
	Inc. Class A	30,318	1,044
*	Fossil Group Inc.	9,159	1,014
	Cablevision Systems Corp.
	Class A	45,723	944
*	AutoNation Inc.	15,281	923
	GameStop Corp. Class A	22,309	754
*	Urban Outfitters Inc.	21,209	745
			456,894
Consumer Staples (9.7%)
	Procter & Gamble Co.	557,824	50,812
	Coca-Cola Co.	813,887	34,362
	PepsiCo Inc.	308,800	29,200
	Wal-Mart Stores Inc.	325,829	27,982
	Philip Morris International
	Inc.	320,600	26,113
	CVS Health Corp.	236,561	22,783
	Altria Group Inc.	407,775	20,091
*	Walgreens Boots Alliance
	Inc.	179,435	13,673
	Costco Wholesale Corp.	90,372	12,810
	Mondelez International Inc.
	Class A	346,655	12,592
	Colgate-Palmolive Co.	176,772	12,231
	Kimberly-Clark Corp.	76,812	8,875
	Kraft Foods Group Inc.	121,520	7,615
	Archer-Daniels-Midland Co.	132,712	6,901
	General Mills Inc.	124,714	6,651

	Kroger Co.	101,519	6,519
	Sysco Corp.	121,008	4,803
	Lorillard Inc.	74,249	4,673
	Mead Johnson Nutrition Co.	41,681	4,191
	Reynolds American Inc.	63,503	4,081
	Whole Foods Market Inc.	74,540	3,758
	Estee Lauder Cos. Inc.
	Class A	46,068	3,510
*	Constellation Brands Inc.
	Class A	34,605	3,397
	Kellogg Co.	51,818	3,391
	Keurig Green Mountain Inc.	24,978	3,307
*	Monster Beverage Corp.	29,722	3,220
	Hershey Co.	30,590	3,179
	ConAgra Foods Inc.	87,471	3,174
	Dr Pepper Snapple Group
	Inc.	39,942	2,863
	Brown-Forman Corp.
	Class B	32,375	2,844
	Clorox Co.	26,687	2,781
	Molson Coors Brewing Co.
	Class B	33,060	2,464
	Tyson Foods Inc. Class A	60,632	2,431
	JM Smucker Co.	20,895	2,110
	Coca-Cola Enterprises Inc.	46,265	2,046
	McCormick & Co. Inc.	26,565	1,974
	Safeway Inc.	47,192	1,657
	Campbell Soup Co.	37,216	1,638
	Hormel Foods Corp.	27,560	1,436
	Avon Products Inc.	89,036	836
			368,974
Energy (8.4%)
	Exxon Mobil Corp.	874,027	80,804
	Chevron Corp.	390,361	43,791
	Schlumberger Ltd.	265,505	22,677
	ConocoPhillips	254,187	17,554
	Kinder Morgan Inc.	350,584	14,833
	Occidental Petroleum Corp.	159,945	12,893
	EOG Resources Inc.	113,182	10,421
	Anadarko Petroleum Corp.	104,609	8,630
	Phillips 66	114,240	8,191
	Halliburton Co.	174,770	6,874
	Williams Cos. Inc.	139,131	6,253
	National Oilwell Varco Inc.	88,722	5,814
	Valero Energy Corp.	107,835	5,338
	Marathon Petroleum Corp.	57,952	5,231
	Spectra Energy Corp.	138,133	5,014
	Baker Hughes Inc.	89,085	4,995
	Apache Corp.	77,489	4,856
	Devon Energy Corp.	79,223	4,849
	Pioneer Natural Resources
	Co.	30,747	4,577
	Marathon Oil Corp.	139,083	3,935
	Hess Corp.	52,286	3,860
	Noble Energy Inc.	74,286	3,523
	Cabot Oil & Gas Corp.	85,424	2,529
	EQT Corp.	31,457	2,381
*	FMC Technologies Inc.	48,110	2,253
	ONEOK Inc.	43,212	2,151

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Chesapeake Energy Corp.	107,643	2,107
*	Cameron International
	Corp.	40,557	2,026
*	Southwestern Energy Co.	73,175	1,997
	Tesoro Corp.	26,263	1,953
	Cimarex Energy Co.	18,106	1,919
	Range Resources Corp.	34,581	1,848
	Murphy Oil Corp.	34,237	1,730
	CONSOL Energy Inc.	47,106	1,593
	Helmerich & Payne Inc.	22,228	1,499
	Ensco plc Class A	48,629	1,456
^	Transocean Ltd.	69,758	1,279
	Noble Corp. plc	52,089	863
	Nabors Industries Ltd.	59,727	775
*	Newfield Exploration Co.	28,138	763
	QEP Resources Inc.	34,400	696
	Denbury Resources Inc.	72,703	591
	Diamond Offshore Drilling
	Inc.	14,176	520
			317,842
Financials (16.6%)
	Wells Fargo & Co.	974,460	53,420
*	Berkshire Hathaway Inc.
	Class B	344,963	51,796
	JPMorgan Chase & Co.	771,632	48,289
	Bank of America Corp.	2,170,946	38,838
	Citigroup Inc.	625,527	33,847
	American Express Co.	183,690	17,090
	US Bancorp	369,382	16,604
	Goldman Sachs Group Inc.	83,556	16,196
	American International
	Group Inc.	289,060	16,190
	MetLife Inc.	234,368	12,677
	Morgan Stanley	315,016	12,223
	Simon Property Group Inc.	64,218	11,695
	PNC Financial Services
	Group Inc.	108,596	9,907
	Capital One Financial Corp.	114,828	9,479
	Bank of New York Mellon
	Corp.	232,268	9,423
	BlackRock Inc.	26,298	9,403
	Prudential Financial Inc.	94,465	8,545
	American Tower
	Corporation	81,940	8,100
	ACE Ltd.	68,493	7,868
	Travelers Cos. Inc.	68,451	7,246
	Charles Schwab Corp.	237,461	7,169
	State Street Corp.	86,300	6,775
	Marsh & McLennan Cos.
	Inc.	111,871	6,403
	Discover Financial
	Services	93,643	6,133
	Allstate Corp.	86,684	6,090
	BB&T Corp.	148,995	5,794
	CME Group Inc.	65,235	5,783
	Aflac Inc.	93,264	5,697
	Aon plc	58,986	5,594
	Public Storage	29,899	5,527
	Crown Castle International
	Corp.	68,829	5,417
	Equity Residential	74,604	5,360
	Health Care REIT Inc.	67,531	5,110
	Intercontinental Exchange
	Inc.	23,215	5,091
	Chubb Corp.	48,773	5,047
	Ameriprise Financial Inc.	38,127	5,042
	McGraw Hill Financial Inc.	55,945	4,978
*	Berkshire Hathaway Inc.
	Class A	21	4,746
	T. Rowe Price Group Inc.	53,639	4,605

	SunTrust Banks Inc.	107,331	4,497
	Franklin Resources Inc.	81,124	4,492
	AvalonBay Communities
	Inc.	27,220	4,447
	Prologis Inc.	103,121	4,437
	Ventas Inc.	60,697	4,352
	Vornado Realty Trust	36,094	4,249
	HCP Inc.	94,631	4,167
	Boston Properties Inc.	31,587	4,065
	Weyerhaeuser Co.	108,155	3,882
	Host Hotels & Resorts Inc.	156,118	3,711
	Hartford Financial Services
	Group Inc.	88,764	3,701
	Moody’s Corp.	38,040	3,645
	General Growth Properties
	Inc.	129,382	3,639
	Invesco Ltd.	89,254	3,527
	Fifth Third Bancorp	170,714	3,478
	M&T Bank Corp.	27,301	3,430
	Northern Trust Corp.	45,747	3,083
	Lincoln National Corp.	53,450	3,082
	Regions Financial Corp.	284,453	3,004
	Progressive Corp.	110,179	2,974
	Principal Financial Group
	Inc.	56,464	2,933
	Essex Property Trust Inc.	13,167	2,720
	Loews Corp.	61,527	2,585
	KeyCorp	179,482	2,495
*	Affiliated Managers Group
	Inc.	11,488	2,438
	Macerich Co.	28,877	2,409
	Kimco Realty Corp.	85,122	2,140
*	CBRE Group Inc. Class A	57,916	1,984
	Navient Corp.	84,435	1,825
	XL Group plc Class A	53,043	1,823
	Unum Group	52,223	1,821
	Huntington Bancshares Inc. 167,245		1,759
	Comerica Inc.	37,028	1,734
	Cincinnati Financial Corp.	30,215	1,566
	Plum Creek Timber Co. Inc.	36,269	1,552
	Iron Mountain Inc.	38,769	1,499
	Leucadia National Corp.	64,914	1,455
	Torchmark Corp.	26,734	1,448
*	E*TRADE Financial Corp.	59,151	1,435
	Zions Bancorporation	41,595	1,186
	NASDAQ OMX Group Inc.	24,217	1,161
	Legg Mason Inc.	20,924	1,117
	Apartment Investment &
	Management Co. Class A	29,033	1,079
	Assurant Inc.	14,687	1,005
	Hudson City Bancorp Inc.	98,504	997
	People’s United Financial
	Inc.	63,526	964
*	Genworth Financial Inc.
	Class A	101,689	864
			627,053
Health Care (14.1%)
	Johnson & Johnson	577,750	60,415
	Pfizer Inc.	1,300,670	40,516
	Merck & Co. Inc.	588,661	33,430
*	Gilead Sciences Inc.	311,538	29,366
	Amgen Inc.	157,046	25,016
	AbbVie Inc.	328,830	21,519
	Bristol-Myers Squibb Co.	342,496	20,218
	UnitedHealth Group Inc.	198,100	20,026
*	Celgene Corp.	164,780	18,432
*	Biogen Idec Inc.	48,768	16,554
	Medtronic Inc.	203,092	14,663
*	Actavis plc	54,664	14,071
	Abbott Laboratories	310,730	13,989

	Eli Lilly & Co.	202,209	13,950
	Allergan Inc.	61,465	13,067
*	Express Scripts Holding Co. 151,410		12,820
	Thermo Fisher Scientific
	Inc.	82,539	10,341
	McKesson Corp.	47,854	9,933
	Covidien plc	93,586	9,572
	Baxter International Inc.	111,993	8,208
*	Alexion Pharmaceuticals
	Inc.	41,043	7,594
*	Anthem Inc.	55,758	7,007
	Aetna Inc.	72,586	6,448
*	Regeneron Pharmaceuticals
	Inc.	15,353	6,299
*	Vertex Pharmaceuticals Inc.	49,585	5,891
	Stryker Corp.	61,588	5,810
	Cigna Corp.	54,009	5,558
	Cardinal Health Inc.	68,469	5,527
	Becton Dickinson and Co.	39,539	5,502
	Perrigo Co. plc	29,054	4,857
	Humana Inc.	31,614	4,541
	Zoetis Inc.	103,271	4,444
*	Mylan Inc.	77,132	4,348
*	Cerner Corp.	62,676	4,053
	Zimmer Holdings Inc.	34,908	3,959
*	Intuitive Surgical Inc.	7,462	3,947
	AmerisourceBergen Corp.
	Class A	43,006	3,877
	St. Jude Medical Inc.	58,879	3,829
*	Boston Scientific Corp.	273,362	3,622
	Agilent Technologies Inc.	69,031	2,826
*	Edwards Lifesciences Corp.	22,061	2,810
*	DaVita HealthCare Partners
	Inc.	35,604	2,697
	CR Bard Inc.	15,564	2,593
*	CareFusion Corp.	42,075	2,497
*	Mallinckrodt plc	23,961	2,373
*	Hospira Inc.	35,017	2,145
	Universal Health Services
	Inc. Class B	18,752	2,086
	Quest Diagnostics Inc.	29,980	2,010
*	Waters Corp.	17,207	1,940
*	Laboratory Corp. of America
	Holdings	17,432	1,881
*	Varian Medical Systems Inc.	20,572	1,780
	DENTSPLY International Inc.	29,104	1,550
*	Tenet Healthcare Corp.	20,094	1,018
	PerkinElmer Inc.	23,156	1,013
	Patterson Cos. Inc.	17,800	856
			535,294
Industrials (10.4%)
	General Electric Co.	2,072,816	52,380
	Union Pacific Corp.	183,566	21,868
	3M Co.	132,337	21,746
	United Technologies Corp.	175,138	20,141
	Boeing Co.	136,856	17,789
	Honeywell International Inc. 161,523		16,139
	United Parcel Service Inc.
	Class B	143,995	16,008
	Caterpillar Inc.	124,833	11,426
	Danaher Corp.	126,192	10,816
	Lockheed Martin Corp.	55,446	10,677
	FedEx Corp.	54,355	9,439
	General Dynamics Corp.	64,932	8,936
	Emerson Electric Co.	143,210	8,840
	Delta Air Lines Inc.	172,532	8,487
	CSX Corp.	205,249	7,436
	Precision Castparts Corp.	29,360	7,072
	Illinois Tool Works Inc.	74,310	7,037
	Norfolk Southern Corp.	63,761	6,989

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Raytheon Co.	63,610	6,881
	Eaton Corp. plc	97,777	6,645
	Deere & Co.	74,091	6,555
	Northrop Grumman Corp.	41,747	6,153
	Southwest Airlines Co.	140,189	5,933
	Cummins Inc.	35,084	5,058
	PACCAR Inc.	73,030	4,967
	Waste Management Inc.	87,635	4,497
	Parker-Hannifin Corp.	30,712	3,960
*	Tyco International plc	86,235	3,782
	Ingersoll-Rand plc	54,779	3,472
	Roper Industries Inc.	20,757	3,245
	WW Grainger Inc.	12,560	3,201
	Rockwell Automation Inc.	28,156	3,131
	Stanley Black & Decker Inc.	32,327	3,106
	Nielsen NV	66,745	2,985
	Kansas City Southern	22,957	2,801
	Fastenal Co.	56,468	2,686
	AMETEK Inc.	50,804	2,674
	Pentair plc	38,374	2,549
	Dover Corp.	34,154	2,450
	Textron Inc.	57,190	2,408
	Rockwell Collins Inc.	27,661	2,337
*	Stericycle Inc.	17,612	2,309
	CH Robinson Worldwide Inc.	30,182	2,260
	L-3 Communications
	Holdings Inc.	17,681	2,232
	Pall Corp.	21,912	2,218
	Republic Services Inc.
	Class A	52,402	2,109
*	United Rentals Inc.	20,558	2,097
	Equifax Inc.	24,920	2,015
	Fluor Corp.	32,276	1,957
	Masco Corp.	73,955	1,864
	Expeditors International of
	Washington Inc.	39,958	1,783
	Flowserve Corp.	28,044	1,678
	Robert Half International Inc.	28,139	1,643
	Snap-on Inc.	11,936	1,632
	Cintas Corp.	20,250	1,588
	Xylem Inc.	37,448	1,426
	ADT Corp.	35,678	1,293
*	Quanta Services Inc.	45,294	1,286
*	Jacobs Engineering
	Group Inc.	27,272	1,219
	Allegion plc	19,693	1,092
	Pitney Bowes Inc.	41,558	1,013
	Ryder System Inc.	10,883	1,010
	Joy Global Inc.	20,145	937
	Dun & Bradstreet Corp.	7,467	903
			392,266
Information Technology (19.6%)
	Apple Inc.	1,210,559	133,622
	Microsoft Corp.	1,701,444	79,032
	Intel Corp.	998,189	36,224
*	Facebook Inc. Class A	431,788	33,688
*	Google Inc. Class A	58,812	31,209
*	Google Inc. Class C	58,802	30,953
	International Business
	Machines Corp.	189,952	30,476
	Oracle Corp.	667,377	30,012
	Cisco Systems Inc.	1,055,843	29,368
	Visa Inc. Class A	100,762	26,420
	QUALCOMM Inc.	343,063	25,500
	MasterCard Inc. Class A	202,350	17,435
	Hewlett-Packard Co.	385,040	15,452
*	eBay Inc.	233,274	13,091
	EMC Corp.	419,854	12,487
	Texas Instruments Inc.	217,869	11,648

	Accenture plc Class A	129,465	11,563
*	Yahoo! Inc.	181,779	9,182
	Automatic Data Processing
	Inc.	99,533	8,298
*	Micron Technology Inc.	221,799	7,765
*	salesforce.com inc	121,320	7,196
*	Adobe Systems Inc.	97,979	7,123
*	Cognizant Technology
	Solutions Corp. Class A	125,844	6,627
	Applied Materials Inc.	251,804	6,275
	Corning Inc.	264,188	6,058
	Intuit Inc.	58,859	5,426
	TE Connectivity Ltd.	83,779	5,299
	Avago Technologies Ltd.
	Class A	52,102	5,241
	Western Digital Corp.	45,095	4,992
	Broadcom Corp. Class A	110,968	4,808
	Seagate Technology plc	67,450	4,485
	SanDisk Corp.	45,641	4,472
*	Alliance Data Systems Corp.	13,179	3,770
	Symantec Corp.	142,352	3,652
	Fidelity National Information
	Services Inc.	58,474	3,637
*	Fiserv Inc.	50,530	3,586
	Analog Devices Inc.	64,303	3,570
	Amphenol Corp. Class A	64,100	3,449
	Paychex Inc.	67,499	3,116
	Xerox Corp.	221,817	3,074
*	Electronic Arts Inc.	64,060	3,012
	Motorola Solutions Inc.	43,539	2,921
*	Autodesk Inc.	47,071	2,827
*	Red Hat Inc.	38,768	2,680
	NetApp Inc.	64,073	2,656
	Lam Research Corp.	33,025	2,620
	KLA-Tencor Corp.	33,893	2,383
	Xilinx Inc.	54,376	2,354
	Altera Corp.	63,279	2,338
*	Akamai Technologies Inc.	36,552	2,301
	Linear Technology Corp.	49,497	2,257
	NVIDIA Corp.	106,706	2,140
*	Citrix Systems Inc.	33,096	2,112
	CA Inc.	66,547	2,026
*	F5 Networks Inc.	15,206	1,984
	Western Union Co.	108,399	1,941
	Microchip Technology Inc.	41,607	1,877
	Computer Sciences Corp.	28,914	1,823
	Juniper Networks Inc.	79,171	1,767
	Harris Corp.	21,459	1,541
*	Teradata Corp.	31,808	1,389
*	VeriSign Inc.	22,350	1,274
	Total System Services Inc.	33,848	1,150
	FLIR Systems Inc.	29,063	939
*	First Solar Inc.	15,425	688
			740,281
Materials (3.1%)
	EI du Pont de Nemours
	& Co.	186,812	13,813
	Monsanto Co.	99,980	11,945
	Dow Chemical Co.	228,548	10,424
	Praxair Inc.	60,134	7,791
	LyondellBasell Industries
	NV Class A	85,896	6,819
	PPG Industries Inc.	28,313	6,545
	Ecolab Inc.	55,675	5,819
	Air Products & Chemicals
	Inc.	39,635	5,717
	Freeport-McMoRan Inc.	213,890	4,996
	International Paper Co.	87,406	4,683
	Sherwin-Williams Co.	16,793	4,417

	Alcoa Inc.	242,679	3,832
	Sigma-Aldrich Corp.	24,615	3,379
	Nucor Corp.	65,760	3,225
	Mosaic Co.	65,243	2,978
	CF Industries Holdings Inc.	10,273	2,800
	Eastman Chemical Co.	30,606	2,322
	Newmont Mining Corp.	103,481	1,956
	Ball Corp.	28,372	1,934
	Sealed Air Corp.	43,396	1,841
	Vulcan Materials Co.	27,277	1,793
	International Flavors &
	Fragrances Inc.	16,642	1,687
	Airgas Inc.	13,779	1,587
	FMC Corp.	27,294	1,557
	MeadWestvaco Corp.	34,478	1,530
	Martin Marietta Materials
	Inc.	12,924	1,426
	Avery Dennison Corp.	18,728	972
*	Owens-Illinois Inc.	33,769	911
	Allegheny Technologies
	Inc.	22,573	785
			119,484
Telecommunication Services (2.3%)
	Verizon Communications
	Inc.	856,708	40,077
	AT&T Inc.	1,070,881	35,971
	CenturyLink Inc.	117,474	4,650
*	Level 3 Communications
	Inc.	57,565	2,842
	Frontier Communications
	Corp.	205,102	1,368
	Windstream Holdings Inc.	123,358	1,016
			85,924
Utilities (3.2%)
	Duke Energy Corp.	145,912	12,190
	NextEra Energy Inc.	90,189	9,586
	Dominion Resources Inc.	120,668	9,279
	Southern Co.	185,892	9,129
	Exelon Corp.	177,623	6,586
	American Electric Power
	Co. Inc.	100,763	6,118
	Sempra Energy	47,611	5,302
	PG&E Corp.	97,825	5,208
	PPL Corp.	136,969	4,976
	Edison International	67,113	4,395
	Public Service Enterprise
	Group Inc.	104,287	4,319
	Consolidated Edison Inc.	60,367	3,985
	Xcel Energy Inc.	104,240	3,744
	Northeast Utilities	65,234	3,491
	FirstEnergy Corp.	86,802	3,384
	Entergy Corp.	37,193	3,254
	DTE Energy Co.	36,548	3,157
	NiSource Inc.	65,151	2,764
	Wisconsin Energy Corp.	46,676	2,462
	Ameren Corp.	50,311	2,321
	CenterPoint Energy Inc.	89,089	2,087
	CMS Energy Corp.	57,060	1,983
	NRG Energy Inc.	70,174	1,891
	AES Corp.	136,170	1,875
	SCANA Corp.	29,651	1,791
	Pinnacle West Capital Corp.	22,657	1,548
	Pepco Holdings Inc.	52,376	1,411
	AGL Resources Inc.	24,504	1,336
	Integrys Energy Group Inc.	16,422	1,278
	TECO Energy Inc.	47,849	980
			121,830
Total Common Stocks (Cost $2,746,464) 3,765,842

Vanguard Equity Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.8%)[1]
Money Market Fund (0.7%)
[2,3] Vanguard Market
Liquidity Fund,
0.126%	25,352,179	25,352

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.095%, 2/20/15	200	200
[5,6] Freddie Mac Discount
Notes, 0.050%, 1/14/15	2,000	2,000
		2,200
Total Temporary Cash Investments
(Cost $27,552)		27,552
Total Investments (100.3%)
(Cost $2,774,016)		3,793,394
Other Assets and Liabilities (–0.3%)
Other Assets		7,479
Liabilities[3]		(17,003)
		(9,524)
Net Assets (100%)
Applicable to 109,863,391 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,783,870
Net Asset Value Per Share		$34.44

At December 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	2,589,523
Undistributed Net Investment Income	59,268
Accumulated Net Realized Gains	115,231
Unrealized Appreciation (Depreciation)
Investment Securities	1,019,378
Futures Contracts	470
Net Assets	3,783,870

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $233,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $254,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $1,400,000 have been segregated as initial margin for open futures contracts.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S.
Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Dividends	68,469
Interest[1]	25
Securities Lending	46
Total Income	68,540
Expenses
The Vanguard Group—Note B
Investment Advisory Services	538
Management and Administrative	4,143
Marketing and Distribution	545
Custodian Fees	69
Auditing Fees	32
Shareholders’ Reports	33
Trustees’ Fees and Expenses	2
Total Expenses	5,362
Net Investment Income	63,178
Realized Net Gain (Loss)
Investment Securities Sold	115,123
Futures Contracts	3,014
Realized Net Gain (Loss)	118,137
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	245,311
Futures Contracts	116
Change in Unrealized Appreciation
(Depreciation)	245,427
Net Increase (Decrease) in Net Assets
Resulting from Operations	426,742

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	63,178	55,665
Realized Net Gain (Loss)	118,137	60,870
Change in Unrealized Appreciation (Depreciation)	245,427	666,600
Net Increase (Decrease) in Net Assets Resulting from Operations	426,742	783,135
Distributions
Net Investment Income	(55,364)	(49,545)
Realized Capital Gain [2]	(61,250)	(69,167)
Total Distributions	(116,614)	(118,712)
Capital Share Transactions
Issued	615,339	406,016
Issued in Lieu of Cash Distributions	116,614	118,712
Redeemed	(457,588)	(407,833)
Net Increase (Decrease) from Capital Share Transactions	274,365	116,895
Total Increase (Decrease)	584,493	781,318
Net Assets
Beginning of Period	3,199,377	2,418,059
End of Period[3]	3,783,870	3,199,377

1 Interest income from an affiliated company of the portfolio was $24,000.
2 Includes fiscal 2014 and 2013 short-term gain distributions totaling $2,793,000 and $1,472,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $59,268,000 and $51,454,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$31.50	$24.93	$22.85	$23.51	$21.11
Investment Operations
Net Investment Income	.587	.545	.512	.466	.410
Net Realized and Unrealized Gain (Loss)
on Investments	3.522	7.235	3.062	.034	2.678
Total from Investment Operations	4.109	7.780	3.574	.500	3.088
Distributions
Dividends from Net Investment Income	(.555)	(.505)	(.474)	(.390)	(.442)
Distributions from Realized Capital Gains	(.614)	(.705)	(1.020)	(.770)	(.246)
Total Distributions	(1.169)	(1.210)	(1.494)	(1.160)	(.688)
Net Asset Value, End of Period	$34.44	$31.50	$24.93	$22.85	$23.51

Total Return	13.51%	32.18%	15.86%	1.93%	14.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,784	$3,199	$2,418	$2,132	$2,287
Ratio of Total Expenses to Average Net Assets	0.16%	0.16%	0.17%	0.17%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.88%	1.96%	2.13%	1.92%	1.91%
Portfolio Turnover Rate	7%	8%	9%	8%	12%

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2014, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that,

Vanguard Equity Index Portfolio

in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At December 31, 2014, the portfolio had contributed capital of $360,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.14% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,765,842	—	—
Temporary Cash Investments	25,352	2,200	—
Futures Contracts—Assets[1]	80	—	—
Futures Contracts—Liabilities[1]	(365)	—	—
Total	3,790,909	2,200	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Equity Index Portfolio

D. At December 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	March 2015	32	16,419	490
E-mini S&P 500 Index	March 2015	16	1,642	(20)
				470

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio used a tax accounting practice to treat a portion of the price of capital shares redeemed as distributions from realized capital gains. Accordingly, the portfolio has reclassified $2,338,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at December 31, 2014, the portfolio had $64,859,000 of ordinary income and $115,872,000 of long-term capital gains available for distribution.

At December 31, 2014, the cost of investment securities for tax purposes was $2,774,016,000.

Net unrealized appreciation of investment securities for tax purposes was $1,019,378,000, consisting of unrealized gains of $1,185,319,000 on securities that had risen in value since their purchase and $165,941,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2014, the portfolio purchased $457,371,000 of investment securities and sold $239,771,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	18,705	14,533
Issued in Lieu of Cash Distributions	3,807	4,524
Redeemed	(14,225)	(14,485)
Net Increase (Decrease) in Shares Outstanding	8,287	4,572

At December 31, 2014, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders and Vanguard Total Stock Market Index Portfolio), were each the record or beneficial owner of 32% or more of the portfolio’s net assets, with a combined ownership of 66%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Equity Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Equity Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and broker, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2015

Special 2014 tax information (unaudited) for corporate shareholders only for Vanguard Equity
Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2014, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $58,488,000 as capital gain dividends (from net long-term capital gains)
to shareholders during the fiscal year.

For corporate shareholders, 97.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	6/30/2014	12/31/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,060.34	$0.83
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.40	0.82

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Equity Income Portfolio

Vanguard Equity Income Portfolio returned 11.41% in 2014, behind its benchmark, the FTSE High Dividend Yield Index, but ahead of the average return of peer funds. Higher-yielding stocks modestly outperformed the broad U.S. market in 2014, in contrast to the year before—when they couldn’t quite match the market’s exceptional return of more than 33%.

At year-end, the portfolio’s 30-day SEC yield stood at 2.60%, nearly flat with the previous year. The portfolio’s yield was more than 1 percentage point higher than that of the broad market (as reflected in Vanguard Total Stock Market Index Portfolio), as it was last year.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

All industry sectors except energy turned in a positive performance

As the U.S. economy seemed to find its footing and stock markets kept climbing, large-capitalization stocks—including those with higher dividend yields—generally outperformed small-caps. This created a favorable environment for the advisors’ investment strategy, which focuses on stocks with an above-average dividend yield that trade at a discount to the market.

Portfolio holdings advanced in all sectors except energy, which declined as oil prices tumbled. Still, some disappointing stock selections held back performance. In information technology, a return of more than 30% wasn’t enough to keep up with the index results for the sector.

For more on the portfolio’s strategy and positioning, please see the Advisors’ Report that follows.

The portfolio outpaced its peers over a volatile ten-year period

For the past decade, the Equity Income Portfolio’s 8.22% average annual return was in line with its benchmark index, which like all indexes incurs no expenses. The advisors’ dividend-focused strategy placed the portfolio ahead of its peers—and the average annual return of the broad market—over a decade that included the stock market’s swoon during the Great Recession and the heights of its recovery.

Realistic expectations are key to reaching your long-term goals

Investors have recently grown accustomed to mostly strong returns from both stocks and bonds. Of course, markets aren’t always so favorable.

Vanguard’s latest economic and market outlook research paper cautions that, over the next decade, returns for a balanced 60% equity/40% bond portfolio are likely to be moderately below long-run historical averages. (For more details, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/ research.)

Realistic expectations are the foundation of a sound plan to reach your long-term objectives. If you expect too much from the markets, you might not save enough. You might also take on excessive risk in your portfolio in the pursuit of unrealistically high returns.

We firmly believe that a better course is to follow Vanguard’s principles for investing success:

• Goals. Create clear, appropriate
investment goals.

• Balance. Develop a suitable asset
allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and
long-term discipline.

Each of these principles is within your control, and focusing on them can put you on the right path.

Total Returns
	Ten Years Ended
	December 31, 2014
	Year Ended	Average
December 31, 2014		Annual Return
Vanguard Equity Income Portfolio	11.41%	8.22%
Spliced Equity Income Index[1]	13.58	8.35
Variable Insurance Equity Income Funds Average[2]	9.15	6.54

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Equity Income
	Portfolio	Funds Average
Equity Income Portfolio	0.32%	0.92%

1 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the Equity Income Portfolio’s expense ratio was 0.32%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Equity Income Portfolio

Advisors’ Report

Vanguard Equity Income Portfolio returned 11.41% in 2014, behind the 13.58% return of the FTSE High Dividend Yield Index but more than 2 percentage points ahead of the average return of peer funds. The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also provided a discussion of the investment environment that existed during 2014 and its effect on the portfolio’s positioning. These reports were prepared on January 13, 2015.

Wellington Management Company llp

Portfolio Manager:

W. Michael Reckmeyer, III, CFA, Senior Managing Director

Global equities rose despite bouts of significant volatility. Investors fretted over several headlines: geopolitical tensions in Ukraine and the Middle East, concerns about China’s growth slowdown, Japan’s deepening recession, Europe’s economy nearing stall speed, and plunging oil prices, among others. However, the five-year-long bull market marched on.

The U.S. economy remained a bright spot in the global landscape after growing in the third quarter at its fastest pace in more than a decade. Accommodative global monetary policy remained a central theme. The Bank of Japan unexpectedly expanded its quantitative easing in late October, the People’s Bank of China surprised markets in November with its first rate cut in two years, and the European Central Bank maintained its dovish stance with hints of sovereign easing beginning early in 2015. The October end of the Federal Reserve’s asset purchases was ultimately a non-event; it was widely expected, and the Fed will maintain its record $4.5 trillion balance sheet for some time through principal reinvestment.

Our outlook for 2015 is mixed; many data points are positive, but several areas of the economy give us pause.

The decline in oil prices has been big news and a driver of broad equity market returns in recent months. Although we would not try to predict the bottom, we expect supply responses in 2015, with oil companies already cutting capital spending forecasts. If supply is materially reduced, we anticipate price support, but this also depends on demand trends. The energy market has self-correcting mechanisms; the timing of these adjustments, however, remains unclear.

Because lower oil prices mean lower gasoline prices—effectively a tax break for the consumer—they are favorable for consumer confidence and spending. Another potential driver of confidence is an incremental increase in mortgage activity by nonbank mortgage originators and improved credit standards among some lenders. Middle- to low-income consumers benefit from both lower gas prices and improved access to credit. Their spending has been weak, but recent trends suggest this could be easing.

Beyond the immediate impact to consumers at the pump, lower oil prices will have far-reaching effects. Countries highly dependent on oil exports (such as Russia, Libya, and Venezuela) would most likely also be hurt by the low prices, but net importers (such as Europe, India, Japan, and China) should benefit. On the whole, we view low oil prices as positive for global growth.

We continue to monitor Fed policy, recognizing that stimulus from quantitative easing has supported growth and equity markets. Investors appeared encouraged by the Fed’s addition of the terms “patient” and “data-driven” to language describing its approach to raising interest rates. We believe the Fed will focus most on core inflation and wait until wages pick up before raising rates.

Significant purchases during the year included new positions in MetLife, the life insurance and financial services company; AkzoNobel NV, a Dutch producer of decorative paints and performance coatings; Canada’s BCE, a communications company; energy pipeline company Enbridge; and U.S.-based Coca-Cola.

Vanguard Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	63	618	Employs a fundamental approach to identify desirable
Company llp individual stocks, seeking those that typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend increases
			in the future.
Vanguard Equity	34	336	Employs a quantitative fundamental management
Investment Group approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	3	24	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Equity Income Portfolio

We sold our holdings in U.S. insurer Chubb and reallocated capital to MetLife, believing that property and casualty insurance pricing would weaken and that life insurance is in a relatively stronger position cyclically. We exited positions in Xilinx, a supplier of programmable logic devices, based on valuation, and in Stanley Black & Decker because of eroding fundamentals. We sold our small position in International Paper because of our concerns about new supply coming into the marketplace and disrupting the supply/demand dynamics.

Overall, our portion of the portfolio is positioned to benefit from continued economic improvements throughout 2015. We remain focused on finding investment opportunities in quality dividend-paying companies with superior total return potential at discounted valuations.

Vanguard Equity Investment Group

Portfolio Managers:

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

U.S. equities delivered their sixth consecutive year of positive returns in 2014. The broad U.S. equity market returned 12.56%. Large-cap stocks bested smaller-cap equities by about 8 percentage points, and value-oriented companies were modestly ahead of growth. Globally, the U.S. equity market far outpaced international markets, both developed and emerging.

2014 was another year of improving conditions in the U.S. economy. Third-quarter GDP growth came in at an annual rate of 5%; unemployment continued to decline, with the labor market approaching full employment, and wage growth will hopefully start to improve. With oil and gas prices declining, many consumers will have more money to spend. U.S. companies have continued to improve their competitiveness, which should bode well for profit growth in the near term. However, we are not without challenges. The housing market stalled for the year, and it remains uncertain when, and to what extent, the Federal Reserve might begin raising interest rates. Foreign economies continue to struggle, with some near recession and China’s growth rate decelerating. These uncertainties could induce volatility in our home markets.

Performance within the benchmark FTSE High Dividend Yield Index was broad-based, as nine of ten sectors generated positive returns. Results were best in information technology, utilities, and health care, while energy was the only sector to decline, as oil prices plummeted by about 50%.

Although it’s important to understand how our performance is affected by the macro factors we’ve described, our investment philosophy and process focus on specific stock fundamentals. We compare all stocks in our investment universe within the same industry groups in order to identify those with characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative process that evaluates a combination of valuation and other factors that are focused on fundamental growth. Using the results of our model, we then construct our portfolio, with the goal of maximizing expected return and minimizing exposure to risks that our research indicates do not improve returns.

Our model’s results in 2014 were mixed. Stock selection added value relative to the benchmark in five of the ten sectors, with the strongest results in consumer staples and utilities.

In the consumer group, Dr. Pepper Snapple Group, Walgreens Boots Alliance, and Kimberly-Clark were the largest contributors to relative performance. In utilities, Exelon, Edison International, and Entergy drove our results. Unfortunately, we could not avoid all poor performers. Our energy selections were disappointing as ONEOK and Targa Resources did not perform as expected and led the negative results in the sector.

We thank you for your investment and look forward to the new year.

Vanguard Equity Income Portfolio

Portfolio Profile
As of December 31, 2014

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	137	392	3,776
Median Market Cap	$105.4B	$142.5B	$48.1B
Price/Earnings Ratio	16.9x	16.9x	20.6x
Price/Book Ratio	2.7x	2.7x	2.7x
Yield[3]	2.6%	3.0%	1.9%
Return on Equity	19.6%	21.0%	17.8%
Earnings Growth Rate	12.6%	12.7%	15.4%
Foreign Holdings	9.4%	0.0%	0.0%
Turnover Rate	31%	—	—
Expense Ratio[4]	0.32%	—	—
Short-Term Reserves	0.8%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.88
Beta	0.99	0.86

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	6.2%	5.5%	12.9%
Consumer Staples	13.0	13.9	8.5
Energy	10.5	10.8	7.6
Financials	16.3	12.6	17.9
Health Care	12.7	11.2	14.0
Industrials	11.8	11.0	11.3
Information Technology	14.9	19.0	19.0
Materials	3.3	3.6	3.6
Telecommunication
Services	4.5	4.6	2.0
Utilities	6.8	7.8	3.2

Ten Largest Holdings[5] (% of total net assets)

Wells Fargo & Co.	Diversified Banks	3.9%
Microsoft Corp.	Systems Software	3.6
Johnson & Johnson	Pharmaceuticals	3.4
JPMorgan Chase & Co.	Diversified Banks	3.1
Exxon Mobil Corp.	Integrated Oil
	& Gas	3.0
Merck & Co. Inc.	Pharmaceuticals	2.7
Verizon	Integrated
Communications Inc.	Telecommunication
	Services	2.6
Chevron Corp.	Integrated Oil
	& Gas	2.5
Apple Inc.	Technology
	Hardware, Storage
	& Peripherals	2.5
Intel Corp.	Semiconductors	2.3
Top Ten		29.6%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 FTSE High Dividend Yield Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the index.
4 The expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the Equity Income Portfolio’s expense ratio was 0.32%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2004–December 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2014			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Income Portfolio	11.41%	15.75%	8.22%	$22,027
Spliced Equity Income Index[1]	13.58	16.13	8.35	22,304
Variable Insurance Equity Income
Funds Average[2]	9.15	13.29	6.54	18,841
Dow Jones U.S. Total Stock Market
Float Adjusted Index	12.47	15.72	8.09	21,779

Fiscal-Year Total Returns (%): December 31, 2004–December 31, 2014

1 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Income Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.5%)[1]
Consumer Discretionary (5.9%)
Home Depot Inc.	201,500	21,151
McDonald’s Corp.	94,396	8,845
WPP plc	285,305	5,932
Thomson Reuters Corp.	134,400	5,422
Carnival Corp.	57,000	2,584
Omnicom Group Inc.	32,500	2,518
Best Buy Co. Inc.	56,300	2,195
Cablevision Systems Corp.
Class A	101,820	2,102
Las Vegas Sands Corp.	36,100	2,100
H&R Block Inc.	61,800	2,081
Cato Corp. Class A	36,000	1,518
Ford Motor Co.	42,600	660
Staples Inc.	25,300	458
Autoliv Inc.	2,100	223
		57,789
Consumer Staples (12.6%)
Procter & Gamble Co.	175,900	16,023
Wal-Mart Stores Inc.	179,285	15,397
Kraft Foods Group Inc.	215,165	13,482
Philip Morris International
Inc.	156,673	12,761
Coca-Cola Co.	231,724	9,783
Altria Group Inc.	185,280	9,129
PepsiCo Inc.	90,500	8,558
Unilever NV	172,800	6,746
Anheuser-Busch InBev NV
ADR	47,400	5,324
Diageo plc ADR	46,300	5,282
Kimberly-Clark Corp.	44,860	5,183
British American Tobacco plc	74,064	4,013
Sysco Corp.	87,800	3,485
Dr Pepper Snapple Group
Inc.	33,100	2,373
ConAgra Foods Inc.	63,900	2,318
Ingredion Inc.	22,900	1,943
Reynolds American Inc.	12,600	810
Vector Group Ltd.	21,525	459
		123,069
Energy (10.2%)
Exxon Mobil Corp.	319,850	29,570
Chevron Corp.	220,900	24,781
Suncor Energy Inc.	313,600	9,966
ConocoPhillips	142,520	9,842
Occidental Petroleum Corp.	99,650	8,033
Enbridge Inc.	125,600	6,457
Royal Dutch Shell plc
Class B	116,884	4,039
Targa Resources Corp.	17,900	1,898
ONEOK Inc.	32,400	1,613
Paragon Offshore plc	355,800	986
Delek US Holdings Inc.	33,400	911

Kinder Morgan Inc.	21,400	905
Marathon Oil Corp.	22,200	628
		99,629
Financials (15.7%)
Wells Fargo & Co.	704,500	38,621
JPMorgan Chase & Co.	489,600	30,639
Marsh & McLennan Cos.
Inc.	379,600	21,728
PNC Financial Services
Group Inc.	136,200	12,426
BlackRock Inc.	31,400	11,227
ACE Ltd.	76,100	8,742
MetLife Inc.	133,600	7,226
M&T Bank Corp.	49,100	6,168
US Bancorp	123,600	5,556
Travelers Cos. Inc.	31,100	3,292
Navient Corp.	101,700	2,198
Axis Capital Holdings Ltd.	39,400	2,013
PartnerRe Ltd.	17,200	1,963
Lazard Ltd. Class A	36,000	1,801
BancFirst Corp.	1,700	108
		153,708
Health Care (12.3%)
Johnson & Johnson	320,986	33,566
Merck & Co. Inc.	457,774	25,997
Pfizer Inc.	636,899	19,839
Roche Holding AG	30,904	8,373
Eli Lilly & Co.	116,920	8,066
Bristol-Myers Squibb Co.	126,160	7,447
AbbVie Inc.	88,700	5,805
AstraZeneca plc ADR	74,900	5,272
Baxter International Inc.	68,200	4,998
Quest Diagnostics Inc.	5,100	342
Computer Programs
& Systems Inc.	1,300	79
		119,784
Industrials (11.5%)
General Electric Co.	782,552	19,775
United Technologies Corp.	135,400	15,571
Eaton Corp. plc	207,500	14,102
3M Co.	82,840	13,612
United Parcel Service Inc.
Class B	72,100	8,015
Waste Management Inc.	143,300	7,354
Lockheed Martin Corp.	30,700	5,912
Illinois Tool Works Inc.	57,700	5,464
Caterpillar Inc.	51,900	4,751
Schneider Electric SE	55,203	4,021
Boeing Co.	30,200	3,925
General Dynamics Corp.	25,070	3,450
Pitney Bowes Inc.	77,700	1,894
Norfolk Southern Corp.	15,300	1,677
Aircastle Ltd.	73,200	1,564
Stanley Black & Decker Inc.	4,300	413

CH Robinson Worldwide Inc.	4,500	337
PACCAR Inc.	2,600	177
Emerson Electric Co.	1,700	105
		112,119
Information Technology (14.2%)
Microsoft Corp.	764,300	35,502
Apple Inc.	223,400	24,659
Intel Corp.	609,900	22,133
Cisco Systems Inc.	616,700	17,153
Analog Devices Inc.	202,200	11,226
Symantec Corp.	230,600	5,916
Texas Instruments Inc.	101,900	5,448
Maxim Integrated Products
Inc.	157,300	5,013
Broadridge Financial
Solutions Inc.	45,900	2,120
Cypress Semiconductor
Corp.	135,300	1,932
Seagate Technology plc	28,700	1,909
Computer Sciences Corp.	27,900	1,759
EarthLink Holdings Corp.	384,700	1,689
Lexmark International Inc.
Class A	40,700	1,680
Harris Corp.	7,900	567
Western Union Co.	28,400	509
		139,215
Materials (3.2%)
Dow Chemical Co.	132,800	6,057
EI du Pont de Nemours
& Co.	79,091	5,848
Akzo Nobel NV	78,851	5,456
Nucor Corp.	89,600	4,395
LyondellBasell Industries NV
Class A	38,300	3,040
Avery Dennison Corp.	38,800	2,013
Huntsman Corp.	78,400	1,786
Innophos Holdings Inc.	29,800	1,742
Schnitzer Steel Industries
Inc.	50,200	1,132
		31,469
Other (0.8%)
[2] Vanguard High Dividend
Yield ETF	119,332	8,204

Telecommunication Services (4.4%)
Verizon Communications
Inc.	548,417	25,655
BCE Inc.	140,900	6,462
AT&T Inc.	190,995	6,415
CenturyLink Inc.	61,500	2,434
Frontier Communications
Corp.	286,000	1,908
		42,874

Vanguard Equity Income Portfolio

		Market
		Value•
	Shares	($000)
Utilities (6.7%)
UGI Corp.	266,700	10,129
National Grid plc	622,026	8,826
Northeast Utilities	143,800	7,696
Xcel Energy Inc.	196,100	7,044
NextEra Energy Inc.	53,140	5,648
Exelon Corp.	82,100	3,044
American Electric Power
Co. Inc.	50,000	3,036
Edison International	42,000	2,750
PG&E Corp.	50,900	2,710
Consolidated Edison Inc.	39,000	2,575
Public Service Enterprise
Group Inc.	59,800	2,477
Entergy Corp.	28,200	2,467
Southern Co.	49,600	2,436
Vectren Corp.	42,900	1,983
WGL Holdings Inc.	24,900	1,360
American States Water Co.	13,800	520
Duke Energy Corp.	4,500	376
		65,077
Total Common Stocks
(Cost $737,443)		952,937
Temporary Cash Investments (2.6%)[1]
Money Market Fund (1.7%)
[3] Vanguard Market
Liquidity Fund, 0.126%	16,896,208	16,896

	Face	Market
	Amount	Value•
	($000)	($000)
Repurchase Agreement (0.8%)
BNP Paribas Securities Corp.
0.060%, 1/2/15
(Dated 12/31/14,
Repurchase Value
$7,700,000, collateralized
by Federal Home
Loan Mortgage Corp.
2.000%-6.500%,
1/1/17–10/1/44, and
Federal National
Mortgage Assn.
3.000%–7.500%,
5/1/15–6/1/44, with a
value of $7,854,000)	7,700	7,700

U.S. Government and Agency Obligations (0.1%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.087%, 2/6/15	100	100
[4,5] Federal Home Loan
Bank Discount Notes,
0.095%, 2/20/15	1,000	1,000
		1,100
Total Temporary Cash Investments
(Cost $25,696)		25,696
Total Investments (100.1%)
(Cost $763,139)		978,633
Other Assets and Liabilities (–0.1%)
Other Assets		2,114
Liabilities		(2,909)
		(795)
Net Assets (100%)
Applicable to 42,442,044 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		977,838
Net Asset Value Per Share		$23.04

At December 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	680,422
Undistributed Net Investment Income	23,668
Accumulated Net Realized Gains	57,972
Unrealized Appreciation (Depreciation)
Investment Securities	215,494
Futures Contracts	297
Foreign Currencies	(15)
Net Assets	977,838

• See Note A in Notes to Financial Statements.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.3% and 0.8%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Securities with a value of $1,000,000 have been segregated as initial margin for open futures contracts.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Dividends[1,2]	28,020
Interest[1]	23
Securities Lending	80
Total Income	28,123
Expenses
Investment Advisory Fees—Note B
Basic Fee	903
Performance Adjustment	(34)
The Vanguard Group—Note C
Management and Administrative	1,870
Marketing and Distribution	149
Custodian Fees	33
Auditing Fees	34
Shareholders’ Reports	26
Trustees’ Fees and Expenses	2
Total Expenses	2,983
Net Investment Income	25,140
Realized Net Gain (Loss)
Investment Securities Sold[1]	56,438
Futures Contracts	1,678
Foreign Currencies	(2)
Realized Net Gain (Loss)	58,114
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	17,634
Futures Contracts	121
Foreign Currencies	(21)
Change in Unrealized Appreciation
(Depreciation)	17,734
Net Increase (Decrease) in Net Assets
Resulting from Operations	100,988

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	25,140	22,067
Realized Net Gain (Loss)	58,114	66,638
Change in Unrealized Appreciation (Depreciation)	17,734	120,282
Net Increase (Decrease) in Net Assets Resulting from Operations	100,988	208,987
Distributions
Net Investment Income	(22,248)	(18,855)
Realized Capital Gain	(46,098)	—
Total Distributions	(68,346)	(18,855)
Capital Share Transactions
Issued	63,402	135,179
Issued in Lieu of Cash Distributions	68,346	18,855
Redeemed	(97,512)	(105,436)
Net Increase (Decrease) from Capital Share Transactions	34,236	48,598
Total Increase (Decrease)	66,878	238,730
Net Assets
Beginning of Period	910,960	672,230
End of Period[3]	977,838	910,960

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $228,000, $18,000, and $1,851,000, respectively.
2 Dividends are net of foreign withholding taxes of $264,000.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $23,668,000 and $20,778,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$22.36	$17.63	$15.93	$14.78	$13.26
Investment Operations
Net Investment Income	.603	.532	.481	.417	.374
Net Realized and Unrealized Gain (Loss)
on Investments	1.782	4.681	1.632	1.088	1.540
Total from Investment Operations	2.385	5.213	2.113	1.505	1.914
Distributions
Dividends from Net Investment Income	(.555)	(.483)	(.413)	(.355)	(.394)
Distributions from Realized Capital Gains	(1.150)	—	—	—	—
Total Distributions	(1.705)	(.483)	(.413)	(.355)	(.394)
Net Asset Value, End of Period	$23.04	$22.36	$17.63	$15.93	$14.78

Total Return	11.41%	30.04%	13.40%	10.27%	14.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$978	$911	$672	$563	$474
Ratio of Total Expenses to Average Net Assets[1]	0.32%	0.32%	0.33%	0.33%	0.35%
Ratio of Net Investment Income to
Average Net Assets	2.69%	2.71%	2.99%	2.92%	2.82%
Portfolio Turnover Rate	31%	34%	28%	27%	40%
1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.00%, 0.01%, and 0.01%.

Notes to Financial Statements

Vanguard Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Vanguard Equity Income Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2014, the portfolio’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return

Vanguard Equity Income Portfolio

of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company llp provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company llp is subject to quarterly adjustments based on performance for the preceding three years relative to the FTSE High Dividend Yield Index.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $311,000 for the year ended December 31, 2014.

For the year ended December 31, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.10% of the portfolio’s average net assets, before a decrease of $34,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At December 31, 2014, the portfolio had contributed capital of $94,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	912,277	40,660	—
Temporary Cash Investments	16,896	8,800	—
Futures Contracts—Liabilities[1]	(211)	—	—
Total	928,962	49,460	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Equity Income Portfolio

E. At December 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	March 2015	33	16,932	307
E-mini S&P 500 Index	March 2015	9	924	(10)
				297

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2014, the portfolio had $30,439,000 of ordinary income and $52,716,000 of long-term capital gains available for distribution.

At December 31, 2014, the cost of investment securities for tax purposes was $763,210,000.

Net unrealized appreciation of investment securities for tax purposes was $215,423,000, consisting of unrealized gains of $228,061,000 on securities that had risen in value since their purchase and $12,638,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2014, the portfolio purchased $283,418,000 of investment securities and sold $304,197,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	2,874	6,743
Issued in Lieu of Cash Distributions	3,255	990
Redeemed	(4,434)	(5,118)
Net Increase (Decrease) in Shares Outstanding	1,695	2,615

At December 31, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 76% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Equity Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Equity Income Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodians and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2015

Special 2014 tax information (unaudited) for corporate shareholders only for Vanguard
Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2014, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $46,112,000 as capital gain dividends (from net long-term capital gains)
to shareholders during the fiscal year.

For corporate shareholders, 76.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	6/30/2014	12/31/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,035.51	$1.64
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.59	1.63

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.32%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Growth Portfolio

Large-capitalization stocks generally outperformed small-caps in 2014, a reversal from 2013. And among large companies, value-oriented stocks modestly outpaced their growth-oriented counterparts—also a change from 2013. The Russell 1000 Value Index returned 13.45%; the portfolio’s benchmark, the Russell 1000 Growth Index, returned 13.05%.

For the fiscal year ended December 31, 2014, Vanguard Growth Portfolio’s 13.79% return placed it ahead of its benchmark and its peer-group average. It also finished ahead of the large-cap value index.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Consumer and health care stocks offset relative weakness in IT

The portfolio’s holdings advanced in eight of its ten industry sectors; energy and materials were hurt by falling resource prices, especially for crude oil. Health care and consumer staples stood out, with returns near 40%. Together, these two sectors contributed more than half of the portfolio’s total return and added the most value relative to the benchmark.

Holdings in information technology, however, contained some disappointments. Although the portfolio’s largest sector—accounting for about one-third of assets, on average—posted a double-digit gain, it lagged the return of its benchmark counterpart. Some choices among internet software and computer hardware companies weighed on results.

For more on the Growth Portfolio’s strategy and positioning, please see the Advisors’ Report that follows.

Another strong year helped lift the portfolio’s long-term record

In 2014, the portfolio notched its third consecutive year of outpacing its benchmark and its fourth consecutive year ahead of its peer-group average. For the decade through 2014, the Growth Portfolio’s average annual return was 7.85%, behind its benchmark (which like all indexes incurs no expenses) but ahead of its peer average.

Realistic expectations are key to reaching your long-term goals

In recent years, investors have grown accustomed to mostly strong returns from both stocks and bonds. Of course, markets aren’t always so favorable.

Vanguard’s latest economic and market outlook research paper cautions that, over the next decade, returns for a balanced 60% equity/40% bond portfolio are likely to be moderately below long-run historical averages. (For more details, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/ research.)

Realistic expectations are the foundation of a sound plan to reach your long-term objectives. If you expect too much from the markets, you might not save enough. You might also take on excessive risk in your portfolio in the pursuit of unrealistically high returns.

We firmly believe that a better course is to follow Vanguard’s principles for investing success:

• Goals. Create clear, appropriate
investment goals.

• Balance. Develop a suitable asset
allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and
long-term discipline.

Each of these principles is within your control, and focusing on them can put you on the right path.

Total Returns
	Ten Years Ended
	December 31, 2014
	Year Ended	Average
December 31, 2014		Annual Return
Vanguard Growth Portfolio	13.79%	7.85%
Russell 1000 Growth Index	13.05	8.49
Variable Insurance Large-Cap Growth Funds Average[1]	10.21	7.31

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios2
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Large-Cap Growth
	Portfolio	Funds Average
Growth Portfolio	0.41%	0.93%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the Growth Portfolio’s expense ratio was 0.43%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Growth Portfolio

Advisors’ Report

Vanguard Growth Portfolio returned 13.79% in 2014, ahead of the 13.05% return for the benchmark Russell 1000 Growth Index and the 10.21% average return of peer funds.

The portfolio is overseen by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2014 and of its effect on the portfolio’s positioning. These reports were prepared on January 14, 2015.

Jackson Square Partners, LLC

Portfolio Managers: Jeffrey S. Van Harte, CFA

Chairman and Chief Investment Officer Christopher J. Bonavico, CFA Christopher M. Ericksen, CFA

Daniel J. Prislin, CFA

As you would expect from our fundamental, bottom-up approach, stock selection primarily drove results for our portion of the portfolio in 2014.

Allergan was the top contributor. The pharmaceutical company performed well amid news that Actavis, a maker of generic and specialty drugs, would acquire it at a premium to previous offers by Valeant Pharmaceuticals International. Although we continue to believe that Allergan operates at a high level, driven by its core ophthalmology franchise and the broader use of Botox in cosmetic and medical indications, we are assessing the investment merits of a combined Actavis/Allergan entity.

The largest detractor was our lack of significant exposure to Apple, which performed strongly. After owning Apple for many years, we sold our remaining shares early in 2014 because of increasing concerns about its growth trajectory, margin compression, and product innovation, among other issues. We still believe that Apple is not merely a hardware company, but rather a platform solution whose customers tend to be sticky and buy into the “halo effect” of its ecosystem. Therefore, we believe that the sustainability of its franchise should be stronger for a longer period, and that Apple deserves a higher valuation than the typical technology hardware company. However, as its risk/reward profile had changed, we no longer felt the stock was as attractive as our other holdings.

Regardless of the economic outlook, we remain consistent in our long-term investment philosophy: We want to own what we view as strong long-term-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Wellington Management Company llp

Portfolio Manager:

Andrew J. Shilling, CFA,
Senior Managing Director

Our portion of the portfolio seeks to outperform growth indexes and, longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies with attractive growth characteristics. Our investment approach is based on identifying companies with a clear competitive advantage that will enable them to sustain above-average growth.

U.S. equities, as measured by the S&P 500 Index, gained 13.69% for the period. Value stocks modestly outperformed growth, and small-caps trailed their larger peers.

Vanguard Growth Portfolio Investment Advisors

Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Jackson Square Partners, LLC	38	168	Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free-cash-flow generation that is
			attractively priced compared with the intrinsic value
			of the securities.
Wellington Management	38	168	Employs proprietary fundamental research and a
			Company llprigorous valuation discipline in an effort to invest in
			high-quality, large-capitalization, sustainable-growth
			companies. The firm’s philosophy is based on the
			belief that stock prices often overreact to short-term
			trends and that bottom-up, intensive research focused
			on longer-term fundamentals can be used to identify
			stocks that will outperform the market over time.
William Blair & Company, L.L.C.	21	96	Uses a fundamental investment approach in pursuit
			of superior, long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Cash Investments	3	14	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Growth Portfolio

Our strong stock selection in the consumer staples, information technology, and health care sectors helped offset unfavorable selection in industrials and energy. An underweight allocation to energy, an indirect result of our stock-specific decisions, also aided relative results. An overweight allocation to the lagging consumer discretionary sector, on the other hand, weighed on performance.

Uber Technologies, a privately held transportation and ride-sharing startup, was our largest contributor. Uber raised $1.2 billion in December in a second round of funding, which put the company’s valuation at $40 billion, up from $17 billion just a few months earlier. Keurig Green Mountain, a leading provider of single-cup brewers and single-serve plastic pods (K-Cups), also helped performance. Shares soared after the announcement that the company would partner with Coca-Cola to produce Coca-Cola products in single-serve cups, for use with Keurig Green Mountain’s forthcoming cold at-home beverage system. Coca-Cola will help develop and market the product and took a 16% stake in Keurig shares.

Our position in lululemon athletica, a manufacturer and retailer of premium athletic apparel, detracted from relative performance. The company’s challenges included management changes and new competition. We sold our holdings.

At the period’s close, our largest overweight exposure was to the consumer discretionary sector, where we continue to find attractive long-term growth opportunities across a diverse set of industries, including home improvement and home-building, apparel, media, resorts, and online travel. Our most significant underweightings were in industrials, consumer staples, and energy.

William Blair & Company, L.L.C.

Portfolio Managers:

James Golan, CFA, Partner

David Ricci, CFA, Partner

The market’s advance in 2014 was fueled by positive domestic economic data, strong corporate earnings, continued accommodative policy from many central banks, and increased mergers and acquisitions. The U.S. economy strengthened, in marked contrast to many other leading economies. Against this backdrop, the U.S. stock market moved steadily higher through much of the year, and sell-offs were relatively short-lived.

After a relatively calm stretch, volatility spiked in the fourth quarter—a result of two commonly held, and conflicting, views about the economic outlook (and therefore also the outlook for equity markets). On the one hand, substantial parts of the global economy—including Europe, Japan, and China—appeared to be slowing; in tandem with collapsing commodity prices, this slowing led to fears about deflation and the sustainability of economic growth and corporate earnings. On the other hand, the U.S. economy appeared quite healthy, as evidenced by robust growth in the second and third quarters that was supported by a strengthened U.S. consumer.

Our success in 2014 was driven by stock selection; top contributors included Keurig Green Mountain (consumer staples), O’Reilly Automotive (consumer discretionary), Union Pacific (industrials), and IDEXX Laboratories and Allergan (both health care).

Modest style challenges arose from our exposure to higher valuation stocks (a result of our typical growth bias), which worked against us in the March-through-May market rotation away from such stocks. Selection in information technology, including a position in Pandora, also hurt performance. Other notable detractors included Noble Energy (energy), Precision Castparts (industrials), Schlumberger (energy), and BorgWarner (consumer discretionary).

We believe the strong equity returns of the past five years are unlikely to persist over the next five. Just as we believe that the absolute level of market return will normalize, we believe that the unusually low volatility that has accompanied such strong results will continue to moderate. Given our quality growth philosophy, we believe that a more typical market environment, from both a return and volatility perspective, would be a favorable backdrop for our strategy.

Vanguard Growth Portfolio

Portfolio Profile
As of December 31, 2014

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	118	682	3,776
Median Market Cap $47.0B		$62.1B	$48.1B
Price/Earnings Ratio	27.8x	22.8x	20.6x
Price/Book Ratio	5.3x	5.3x	2.7x
Yield[3]	0.5%	1.5%	1.9%
Return on Equity	24.3%	24.0%	17.8%
Earnings Growth Rate	21.4%	18.9%	15.4%
Foreign Holdings	3.3%	0.0%	0.0%
Turnover Rate	39%	—	—
Expense Ratio[4]	0.41%	—	—
Short-Term Reserves	1.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.94	0.87
Beta	1.14	1.13

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	21.0%	18.7%	12.9%
Consumer Staples	7.1	10.5	8.5
Energy	5.0	4.5	7.6
Financials	6.8	5.3	17.9
Health Care	15.3	14.2	14.0
Industrials	6.2	12.2	11.3
Information Technology	36.1	28.4	19.0
Materials	1.0	4.0	3.6
Other	0.9	0.0	0.0
Telecommunication
Services	0.6	2.1	2.0
Utilities	0.0	0.1	3.2

Ten Largest Holdings[5] (% of total net assets)

Apple Inc.	Technology
	Hardware, Storage
	& Peripherals	4.2%
MasterCard Inc.	Data Processing
	& Outsourced
	Services	3.5
Google Inc.	Internet Software
	& Services	3.3
Microsoft Corp.	Systems Software	2.8
Visa Inc.	Data Processing
	& Outsourced
	Services	2.6
Celgene Corp.	Biotechnology	2.6
Priceline Group Inc.	Internet Retail	2.5
Home Depot Inc.	Home
	Improvement Retail	2.2
Allergan Inc.	Pharmaceuticals	2.2
QUALCOMM Inc.	Communications
	Equipment	1.9
Top Ten		27.8%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Growth Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the Growth Portfolio’s expense ratio was 0.43%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2004–December 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2014			of a $10,000
	One Year	Five Years	Ten Years	Investment
Growth Portfolio	13.79%	15.11%	7.85%	$21,294
Russell 1000 Growth Index	13.05	15.81	8.49	22,594
Variable Insurance Large-Cap Growth
Funds Average[1]	10.21	14.16	7.31	20,253
Dow Jones U.S. Total Stock Market
Float Adjusted Index	12.47	15.72	8.09	21,779

Fiscal-Year Total Returns (%): December 31, 2004–December 31, 2014

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.9%)[1]
Consumer Discretionary (20.3%)
*	Priceline Group Inc.	9,745	11,111
	Home Depot Inc.	94,879	9,959
*	Liberty Interactive Corp.
	Class A	235,525	6,929
	L Brands Inc.	68,650	5,942
	NIKE Inc. Class B	43,675	4,199
*	Discovery Communications
	Inc.	109,238	3,684
	Lowe’s Cos. Inc.	52,608	3,619
*	O’Reilly Automotive Inc.	16,840	3,244
	Harley-Davidson Inc.	46,433	3,060
	Ross Stores Inc.	30,762	2,900
*	AutoZone Inc.	4,643	2,875
	DR Horton Inc.	110,046	2,783
	Lennar Corp. Class A	61,836	2,771
	Las Vegas Sands Corp.	46,413	2,699
*	Sally Beauty Holdings Inc.	80,300	2,468
*	Dollar General Corp.	34,120	2,412
*	Amazon.com Inc.	7,520	2,334
	Comcast Corp. Class A	38,010	2,205
	Ralph Lauren Corp. Class A	10,987	2,034
	Dunkin’ Brands Group Inc.	45,265	1,931
	Wynn Resorts Ltd.	12,840	1,910
	Harman International
	Industries Inc.	17,512	1,869
	BorgWarner Inc.	33,940	1,865
	Wyndham Worldwide Corp.	20,135	1,727
	Starbucks Corp.	20,350	1,670
*	Netflix Inc.	4,410	1,506
*	Discovery Communications
	Inc. Class A	22,250	767
			90,473
Consumer Staples (6.7%)
*	Walgreens Boots Alliance
	Inc.	108,325	8,254
	Keurig Green Mountain Inc.	29,837	3,950
*	Monster Beverage Corp.	30,972	3,356
	Mondelez International Inc.
	Class A	79,306	2,881
	CVS Health Corp.	29,245	2,816
	Mead Johnson Nutrition Co.	19,940	2,005
	Anheuser-Busch InBev NV
	ADR	17,075	1,918
	Colgate-Palmolive Co.	27,710	1,917
	Estee Lauder Cos. Inc.
	Class A	19,210	1,464
	Whole Foods Market Inc.	26,710	1,347
			29,908
Energy (4.7%)
	EOG Resources Inc.	74,050	6,818
	Williams Cos. Inc.	96,600	4,341
	Kinder Morgan Inc.	85,825	3,631

	Schlumberger Ltd.	30,300	2,588
	Pioneer Natural Resources
	Co.	8,138	1,212
	Noble Energy Inc.	20,790	986
*	Continental Resources Inc.	21,510	825
*	Cobalt International Energy
	Inc.	48,785	434
			20,835
Financials (6.2%)
	Crown Castle International
	Corp.	93,850	7,386
	Intercontinental Exchange
	Inc.	21,600	4,737
*	Affiliated Managers Group
	Inc.	15,370	3,262
	Citigroup Inc.	51,610	2,793
	BlackRock Inc.	7,035	2,515
	American Express Co.	18,965	1,764
*	Markel Corp.	2,380	1,625
	American Tower Corporation	15,980	1,580
	TD Ameritrade Holding Corp.	44,145	1,579
	Waddell & Reed Financial
	Inc. Class A	10,008	499
			27,740
Health Care (14.7%)
*	Celgene Corp.	103,905	11,623
	Allergan Inc.	45,774	9,731
*	Gilead Sciences Inc.	84,461	7,961
	Bristol-Myers Squibb Co.	106,913	6,311
	Novo Nordisk A/S ADR	96,750	4,095
*	Biogen Idec Inc.	10,263	3,484
	Perrigo Co. plc	19,800	3,310
*	Actavis plc	11,824	3,044
*	IDEXX Laboratories Inc.	18,000	2,669
	Zoetis Inc.	55,250	2,377
*	Regeneron Pharmaceuticals
	Inc.	5,690	2,334
*	Vertex Pharmaceuticals Inc.	16,190	1,923
	Merck & Co. Inc.	27,275	1,549
*	IMS Health Holdings Inc.	56,360	1,445
	AstraZeneca plc ADR	16,850	1,186
*	Medivation Inc.	11,680	1,163
*	Illumina Inc.	4,204	776
	McKesson Corp.	2,095	435
			65,416
Industrials (5.7%)
	Equifax Inc.	61,625	4,984
*	Stericycle Inc.	24,564	3,220
	Union Pacific Corp.	23,750	2,829
	Precision Castparts Corp.	11,180	2,693
	Nielsen NV	53,800	2,407
	AMETEK Inc.	39,275	2,067
	TransDigm Group Inc.	10,170	1,997
*	IHS Inc. Class A	17,435	1,986

	Kansas City Southern	15,375	1,876
	JB Hunt Transport Services
	Inc.	10,365	873
	Pall Corp.	6,986	707
			25,639
Information Technology (35.0%)
	Apple Inc.	168,862	18,639
	MasterCard Inc. Class A	183,452	15,806
	Microsoft Corp.	270,133	12,548
	Visa Inc. Class A	45,083	11,821
*	Google Inc. Class C	17,941	9,444
	QUALCOMM Inc.	111,650	8,299
*	eBay Inc.	140,300	7,874
	Intuit Inc.	80,885	7,457
	Equinix Inc.	30,535	6,923
*	Adobe Systems Inc.	94,445	6,866
*	Facebook Inc. Class A	78,222	6,103
*	Baidu Inc. ADR	25,230	5,752
*	Google Inc. Class A	10,065	5,341
*	Cognizant Technology
	Solutions Corp. Class A	98,155	5,169
*	Electronic Arts Inc.	76,800	3,611
*	Red Hat Inc.	42,190	2,917
*	Yelp Inc. Class A	52,998	2,900
*	Alliance Data Systems Corp.	9,742	2,787
*	FleetCor Technologies Inc.	16,495	2,453
	Texas Instruments Inc.	44,730	2,391
*	Gartner Inc.	28,240	2,378
*	salesforce.com inc	37,225	2,208
*	Alibaba Group Holding Ltd.
	ADR	17,700	1,840
	CDW Corp.	50,725	1,784
*	Akamai Technologies Inc.	26,660	1,678
*	ServiceNow Inc.	19,210	1,303
			156,292
Materials (0.8%)
	Sherwin-Williams Co.	8,530	2,244
	Eagle Materials Inc.	20,390	1,550
			3,794
Other (0.2%)
[2]	Vanguard Growth ETF	8,500	887
*,3,4 WeWork Class A PP		4,015	67
			954
Telecommunication Services (0.6%)
*	SBA Communications Corp.
	Class A	23,070	2,555
Total Common Stocks
(Cost $298,809)			423,606

Vanguard Growth Portfolio

		Market
		Value•
	Shares	($000)
Preferred Stocks (1.1%)
*,3 Uber Technologies PP	104,984	3,498
*,3 Cloudera, Inc. Pfd.	21,972	725
*,3,4 WeWork Pfd. D1 PP	19,954	332
*,3,4 WeWork Pfd. D2 PP	15,678	261
Total Preferred Stocks
(Cost $2,542)		4,816
Temporary Cash Investments (4.2%)[1]
Money Market Fund (3.8%)
[5] Vanguard Market
Liquidity Fund, 0.126%	17,026,033	17,026

	Face
	Amount
	($000)
Repurchase Agreement (0.2%)
Bank of America Securities,
LLC 0.070%, 1/2/15
(Dated 12/31/14,
Repurchase Value
$1,100,000, collateralized
by U.S. Treasury Note/
Bond, 2.625%, 8/15/20,
with a value of $1,122,000)	1,100	1,100

U.S. Government and Agency Obligations (0.2%)
[6,7] Federal Home Loan
Bank Discount Notes,
0.068%, 1/23/15	100	100
[6,7] Federal Home Loan
Bank Discount Notes,
0.060%, 2/3/15	500	500
[6,7] Federal Home Loan
Bank Discount Notes,
0.087%, 2/6/15	100	100
		700
Total Temporary Cash Investments
(Cost $18,826)		18,826
Total Investments (100.2%)
(Cost $320,177)		447,248

Market
Value•
($000)
Other Assets and Liabilities (–0.2%)
Other Assets	747
Liabilities	(1,566)
(819)
Net Assets (100%)
Applicable to 19,212,424 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	446,429
Net Asset Value Per Share	$23.24

At December 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	273,185
Undistributed Net Investment Income	1,804
Accumulated Net Realized Gains	43,805
Unrealized Appreciation (Depreciation)
Investment Securities	127,071
Futures Contracts	564
Net Assets	446,429

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.9% and 1.2%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Restricted securities totaling $4,883,000, representing 1.1% of net assets.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the aggregate value of these securities was $660,000, representing 0.1% of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $700,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Dividends[1,2]	4,474
Interest[1]	15
Securities Lending	2
Total Income	4,491
Expenses
Investment Advisory Fees—Note B
Basic Fee	588
Performance Adjustment	22
The Vanguard Group—Note C
Management and Administrative	1,046
Marketing and Distribution	55
Custodian Fees	14
Auditing Fees	33
Shareholders’ Reports	27
Trustees’ Fees and Expenses	1
Total Expenses	1,786
Expenses Paid Indirectly	(10)
Net Expenses	1,776
Net Investment Income	2,715
Realized Net Gain (Loss)
Investment Securities Sold[1]	43,337
Futures Contracts	736
Realized Net Gain (Loss)	44,073
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	6,903
Futures Contracts	368
Change in Unrealized Appreciation
(Depreciation)	7,271
Net Increase (Decrease) in Net Assets
Resulting from Operations	54,059

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,715	1,801
Realized Net Gain (Loss)	44,073	36,634
Change in Unrealized Appreciation (Depreciation)	7,271	70,815
Net Increase (Decrease) in Net Assets Resulting from Operations	54,059	109,250
Distributions
Net Investment Income	(1,795)	(1,761)
Realized Capital Gain	(2,114)	—
Total Distributions	(3,909)	(1,761)
Capital Share Transactions
Issued	34,235	26,924
Issued in Lieu of Cash Distributions	3,909	1,761
Redeemed	(52,828)	(46,614)
Net Increase (Decrease) from Capital Share Transactions	(14,684)	(17,929)
Total Increase (Decrease)	35,466	89,560
Net Assets
Beginning of Period	410,963	321,403
End of Period[3]	446,429	410,963

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $11,000, $14,000, and $0, respectively.
2 Dividends are net of foreign withholding taxes of $47,000.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,804,000 and $884,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$20.62	$15.32	$12.99	$13.18	$11.87
Investment Operations
Net Investment Income	.140	.089	.082	.072	.087[1]
Net Realized and Unrealized Gain (Loss)
on Investments	2.676	5.296	2.312	(.177)	1.308
Total from Investment Operations	2.816	5.385	2.394	(.105)	1.395
Distributions
Dividends from Net Investment Income	(.090)	(.085)	(.064)	(.085)	(.085)
Distributions from Realized Capital Gains	(.106)	—	—	—	—
Total Distributions	(.196)	(.085)	(.064)	(.085)	(.085)
Net Asset Value, End of Period	$23.24	$20.62	$15.32	$12.99	$13.18

Total Return	13.79%	35.28%	18.43%	–0.84%	11.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$446	$411	$321	$260	$271
Ratio of Total Expenses to Average Net Assets[2]	0.43%	0.41%	0.41%	0.40%	0.40%
Ratio of Net Investment Income to
Average Net Assets	0.65%	0.50%	0.58%	0.54%	0.73%[1]
Portfolio Turnover Rate	39%	38%	43%	45%	105%

1 Net investment income per share and the ratio of net investment income to average net assets include $.014 and 0.11%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), (0.01%), (0.01%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Notes to Financial Statements

Vanguard Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2014, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

Vanguard Growth Portfolio

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company llp, Jackson Square Partners, LLC, and William Blair and Company, L.L.C., each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company llp and Jackson Square Partners, LLC, are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fee of William Blair and Company, L.L.C., is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended December 31, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the portfolio’s average net assets, before an increase of $22,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At December 31, 2014, the portfolio had contributed capital of $43,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

Vanguard Growth Portfolio

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2014, these arrangements reduced the portfolio’s expenses by $10,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	423,539	—	67
Preferred Stocks	—	—	4,816
Temporary Cash Investments	17,026	1,800	—
Futures Contracts—Liabilities[1]	(158)	—	—
Total	440,407	1,800	4,883
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2014. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Common Stocks and
Preferred Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of December 31, 2013	—
Purchases	2,609
Change in Unrealized Appreciation (Depreciation)	2,274
Balance as December 31, 2014	4,883
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014 was $2,274,000.

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of December 31, 2014:

	Fair Value
Security Type	($000)	Valuation Technique	Unobservable Input	Amount
Common Stocks	67	Market Approach	Purchase Price	$16.651
Preferred Stocks	4,816	Market Approach	Purchase Price	33.318
			Purchase Price	16.651
			Recent Market Transaction	33.000

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

Vanguard Growth Portfolio

F. At December 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	March 2015	26	13,341	564

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2014, the portfolio had $5,371,000 of ordinary income and $41,648,000 of long-term capital gains available for distribution.

At December 31, 2014, the cost of investment securities for tax purposes was $320,177,000.

Net unrealized appreciation of investment securities for tax purposes was $127,071,000, consisting of unrealized gains of $133,344,000 on securities that had risen in value since their purchase and $6,273,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended December 31, 2014, the portfolio purchased $160,118,000 of investment securities and sold $177,760,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Year Ended December 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	1,585	1,510
Issued in Lieu of Cash Distributions	192	106
Redeemed	(2,490)	(2,666)
Net Increase (Decrease) in Shares Outstanding	(713)	(1,050)

At December 31, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 80% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

J. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Growth Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2015

Special 2014 tax information (unaudited) for corporate shareholders only for Vanguard
Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2014, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $2,114,000 as capital gain dividends (from net long-term capital gains)
to shareholders during the fiscal year.

For corporate shareholders, 70.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	6/30/2014	12/31/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,073.94	$2.30
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.99	2.24

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.44%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® High Yield Bond Portfolio

While 2014 proved a good year for investment-grade bonds, which returned about 6%, high-yield bonds had a tougher time. They advanced strongly in the first six months before retreating in the second half as investors grew more skittish about riskier assets, especially those in the energy sector amid the sharp fall in the price of oil.

Vanguard High Yield Bond Portfolio, which focuses on bonds of higher credit quality within the high-yield segment, produced a return of 4.40% for the year. That performance was ahead of the 1.64% average return for its peer group and the 3.34% return for its new benchmark, the High-Yield Corporate Composite Index.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

With high-yield bond prices slipping over the period, their yields rose. The portfolio’s 30-day SEC yield climbed to 5.05% on December 31, up from 4.19% a year earlier.

A better benchmark for the portfolio

This is the first time we are reporting the performance of the portfolio against its new benchmark composite index, which consists of 95% Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Barclays U.S. 1–5 Year Treasury Bond Index. As we mentioned when we made the change in November 2014, we believe the composite index is a better yardstick for the portfolio. It more closely reflects the portfolio’s long-standing strategy of investing in higher-rated securities in the below-investment-grade category while maintaining some exposure to very liquid assets.

The energy sector dampened returns for the full year

The bond market as a whole benefited in the first half of the year as the economy gained traction after a disappointing winter, inflation stayed in check, and monetary policy remained accommodative. Yields of short-term bonds edged a little higher as the Federal Reserve wound down its bond-buying program and prepared the market for a rise in the federal funds target rate down the road; longer-term bond yields drifted lower.

High-yield bondholders became more discerning about risk in the final six months of the year, and the spread between the yields of those bonds and those of comparable Treasuries widened. While the portfolio’s holdings experienced declining prices, their return for the year remained well within positive territory, owing to the income they produced.

In terms of relative performance, the advisor was able to outpace the portfolio’s benchmark in part because it had a smaller allocation to energy companies. With the price of oil tumbling, high-yield bonds from those issuers saw sharp price decreases. Security selection also helped, as the portfolio did not hold some of the poorest performers.

Outpacing peers over the past decade

For the ten years ended December 31, 2014, the High Yield Bond Portfolio posted an average annual return of 6.26%, which compares favorably with the average annual return of 5.65% for its peers. (The portfolio’s new benchmark composite index doesn’t yet have a 10-year track record; its history goes back only to May 31, 2005.)

To build for the long term, start with a solid foundation

Every good investment plan begins with a clearly defined goal, which establishes the foundation for building your portfolio. Setting an investment goal doesn’t have to be complicated. It can be as simple as saving for retirement or for a child’s college education. And keeping that goal in sight—while tuning out the noise of market ups and downs—can help you stick with your investment plan through good markets and bad.

Total Returns
		Ten Years Ended
		December 31, 2014[1]
	Year Ended	Average
December 31, 2014		Annual Return
Vanguard High Yield Bond Portfolio	4.40%	6.26%
High-Yield Corporate Composite Index[2]	3.34	—
Variable Insurance High Yield Bond Funds Average[3]	1.64	5.65

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[4]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		High Yield Bond
	Portfolio	Funds Average[3]
High Yield Bond Portfolio	0.29%	1.16%

1 Benchmark index history is unavailable prior to May 31, 2005.
2 Consists of 95% Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Barclays U.S. 1–5 Year Treasury Bond Index.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
4 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the portfolio’s expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard High Yield Bond Portfolio

Advisor’s Report

The investment environment

For the year ended December 31, 2014, the High Yield Bond Portfolio returned 4.40%, compared with the benchmark return of 3.34%. Lower longer-term U.S. Treasury yields and coupon income helped to offset the impact of wider high-yield bond spreads and contributed to relative performance during the period. U.S. economic data improved markedly over the second half of the year following weather-induced first-quarter weakness, and the Federal Reserve continued to provide monetary stimulus even as it wound down its asset purchases.

The 10-year U.S. Treasury yield ended 2014 at 2.19%, versus 2.97% at the end of 2013. As bond yields and prices are inversely correlated, bond prices rose sharply. However, shorter-term Treasury yields increased in anticipation of Fed rate hikes in the middle of 2015. Longer-duration and interest-rate-sensitive fixed income assets benefited along with underlying Treasuries. Credit-sensitive sectors, including the high-yield market, rallied along with equities, as continued improvements to U.S. economic data and a benign default environment offset geopolitical concerns and a drop in commodity prices toward the end of the year.

Higher-rated bonds performed much better during the year, owing to their greater sensitivity to interest rates; Ba-rated bonds returned 5.37%, according to Barclays High Yield Index data, while their Caa-rated and B-rated counterparts delivered returns of –1.11% and 1.47%, respectively. The spread of the high-yield market increased to 483 basis points over Treasuries as of December 31, 2014, from 382 basis points at the end of 2013. (One basis point equals one-hundredth of a percentage point.) The average price of high yield bonds decreased $5 to $99 over the course of the year.

Despite the recent weakness in the high-yield market resulting from concerns in the energy sector, overall corporate fundamentals remain healthy and debt levels at most companies are stable. With our expectation of continued above-trend U.S. GDP growth in 2015, we believe most high-yield companies will be able to sustain solid credit profiles. We have seen a pickup in shareholder-friendly activity, however, including mergers and acquisitions, and a weakening of bondholder covenants, which may put pressure on balance sheets. But at this point, defaults remain manageable, with Moody’s Investors Service’s trailing 12-month speculative-grade default rate at 2.3% as of the end of November, still well below the long-term average of 3.9%.

While the new-issue market continued at a strong pace in 2014, pricing more than $300 billion for a third consecutive year, it slowed considerably during the fourth quarter as market participants contended with rapidly falling energy prices. The commodity price decline has sparked a meaningful widening of high-yield bond spreads, and while the problems now affecting high-yield energy credits are justifiable, they are relatively isolated to that industry. We are looking to take advantage of recent dislocations created by the sell-off in non-energy names where wider spreads are attractive and the credits are well-supported by strong fundamentals.

The portfolio’s successes

The portfolio benefited from its relative weightings in the energy (underweight), media-cable (overweight), and technology (overweight) sectors and from positive credit selection in the energy and financial services sectors.

The portfolio’s shortfalls

The portfolio’s holdings in cash were a drag on relative performance for the year. An underweight allocation to the wireline sector and credit selection in the home construction sector also detracted from performance, as did security selection within metals.

The portfolio’s positioning

The portfolio remains consistent in its investment objective and strategy and maintains a meaningful exposure to relatively higher-quality names within the high-yield market. We believe these credits have more consistent businesses and greater predictability of cash flows than those at the lower end of the quality spectrum. We prefer higher-quality credits in an effort to minimize defaults and to provide stable income. We continue to diversify the portfolio’s holdings by issuer and industry and to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of their potential for volatility.

Michael L. Hong, CFA
Managing Director and
Fixed Income Portfolio Manager

Wellington Management Company llp

January 20, 2015

Vanguard High Yield Bond Portfolio

Portfolio Profile
As of December 31, 2014

Financial Attributes
	Comparative		Broad
	Portfolio		Index[2]
Number of Issues	364		2,253
Yield[3]	5.1%		6.6%
Yield to Maturity	5.4%[4]		6.9%
Average Coupon	6.0%		6.9%
Average
Effective Maturity	4.8 years	5.4 years	5.4 years
Average Duration	4.0 years	4.4 years	4.3 years
Expense Ratio[5]	0.29%		—
Short-Term Reserves	4.6%		—

Volatility Measures
Portfolio Versus			Portfolio Versus
Comparative Index[1]			Broad Index[2]
R-Squared	0.97		0.94
Beta	1.03		0.93

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	4.3%
1–5 Years	25.0
5–10 Years	65.6
10–20 Years	3.1
20–30 Years	1.4
Over 30 Years	0.6

Sector Diversification (% of portfolio)

Basic Industry	6.9%
Capital Goods	5.0
Communication	23.7
Consumer Cyclical	9.6
Consumer Non-Cyclical	12.6
Energy	9.6
Finance	14.8
Technology	9.7
Transportation	1.7
Treasury/Agency	2.4
Utilities	4.0

Distribution by Credit Quality (% of portfolio)

U.S. Government	2.4%
Baa	3.1
Ba	53.4
B	34.3
Caa	6.3
C	0.4
Not rated	0.1

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are generally from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 High-Yield Corporate Composite Index.
2 Barclays U.S. Corporate High Yield Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the portfolio’s expense ratio was 0.29%.

Vanguard High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2004–December 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2014			of a $10,000
	One Year	Five Years	Ten Years	Investment
High Yield Bond Portfolio	4.40%	8.34%	6.26%	$18,347
High-Yield Corporate Composite Index[1]	3.34	8.47	—[2]	—[2]
Variable Insurance High Yield
Bond Funds Average[3]	1.64	7.70	5.65	17,333
Barclays U.S. Corporate High Yield Index	2.45	9.03	7.74	21,071

Fiscal-Year Total Returns (%): December 31, 2004–December 31, 2014

1 Consists of 95% Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Barclays U.S. 1–5 Year Treasury Bond Index.
2 Benchmark history is unavailable prior to May 31, 2005.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard High Yield Bond Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (2.3%)
U.S. Government Securities (2.3%)
	United States Treasury Note/Bond	1.375%	11/30/15	4,025	4,065
	United States Treasury Note/Bond	0.375%	5/31/16	4,090	4,087
	United States Treasury Note/Bond	0.875%	11/30/16	4,060	4,077
Total U.S. Government and Agency Obligations (Cost $12,247)					12,229
Asset-Backed/Commercial Mortgage-Backed Securities (0.3%)
	Avis Budget Car Rental LLC / Avis
	Budget Finance Inc. (Cost $1,437)	5.500%	4/1/23	1,438	1,467
Corporate Bonds (91.7%)
Finance (13.4%)
	Banking (3.5%)
	Ally Financial Inc.	8.000%	3/15/20	804	949
	Ally Financial Inc.	7.500%	9/15/20	1,661	1,948
	Ally Financial Inc.	5.125%	9/30/24	1,265	1,290
[1,2] Credit Suisse Group AG		6.250%	12/29/49	2,725	2,602
[1]	HSBC Holdings plc	5.625%	12/29/49	350	351
[1]	HSBC Holdings plc	6.375%	12/29/49	2,305	2,328
	Royal Bank of Scotland Group plc	6.125%	12/15/22	3,515	3,827
	Royal Bank of Scotland Group plc	6.000%	12/19/23	715	770
	Royal Bank of Scotland Group plc	5.125%	5/28/24	1,025	1,044
[1,2] Societe Generale SA		6.000%	10/27/49	1,930	1,761
	UBS AG	7.625%	8/17/22	1,305	1,530

	Finance Companies (8.2%)
[2]	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	3.750%	5/15/19	1,480	1,467
[2]	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	4.500%	5/15/21	1,810	1,830
[2]	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	5.000%	10/1/21	755	786
	CIT Group Inc.	5.250%	3/15/18	3,045	3,182
[2]	CIT Group Inc.	6.625%	4/1/18	3,005	3,245
[2]	CIT Group Inc.	5.500%	2/15/19	2,720	2,870
	CIT Group Inc.	3.875%	2/19/19	1,100	1,095
	CIT Group Inc.	5.375%	5/15/20	3,415	3,594
	CIT Group Inc.	5.000%	8/15/22	3,200	3,264
	Homer City Generation LP	8.734%	10/1/26	2,160	2,225
	International Lease Finance Corp.	8.750%	3/15/17	640	709
	International Lease Finance Corp.	3.875%	4/15/18	1,260	1,257
	International Lease Finance Corp.	5.875%	4/1/19	1,820	1,952
	International Lease Finance Corp.	6.250%	5/15/19	2,292	2,504
	International Lease Finance Corp.	8.250%	12/15/20	1,511	1,836
	International Lease Finance Corp.	4.625%	4/15/21	970	989
	International Lease Finance Corp.	8.625%	1/15/22	900	1,118
	International Lease Finance Corp.	5.875%	8/15/22	90	98
	iStar Financial Inc.	4.875%	7/1/18	295	289
	iStar Financial Inc.	5.000%	7/1/19	190	185
	Navient Corp.	6.000%	1/25/17	1,010	1,058
	Navient Corp.	8.450%	6/15/18	1,100	1,227
	Navient Corp.	5.500%	1/15/19	2,445	2,494
	Navient Corp.	8.000%	3/25/20	2,000	2,215
	Navient Corp.	7.250%	1/25/22	615	667
	Navient Corp.	5.500%	1/25/23	825	792
[2]	Provident Funding Associates LP /
	PFG Finance Corp.	6.750%	6/15/21	930	900

	Insurance (1.5%)
[1]	Hartford Financial Services Group Inc.	8.125%	6/15/38	505	578
[2]	Liberty Mutual Group Inc.	7.800%	3/15/37	1,560	1,825
[1,2] MetLife Capital Trust IV		7.875%	12/15/67	1,005	1,284
[1,2] MetLife Capital Trust X		9.250%	4/8/68	825	1,180
	Unum Group	7.375%	6/15/32	175	206
[1]	Voya Financial Inc.	5.650%	5/15/53	1,220	1,208
	WellCare Health Plans Inc.	5.750%	11/15/20	1,415	1,465

	Real Estate Investment Trusts (0.2%)
	Felcor Lodging LP	5.625%	3/1/23	1,315	1,315
					71,309
Industrial (75.0%)
	Basic Industry (6.6%)
	AK Steel Corp.	7.625%	10/1/21	2,350	2,162
[3,4] Arch Coal Inc. Bank Loan		6.250%	5/16/18	3,455	2,852
	Axiall Corp.	4.875%	5/15/23	230	217
	Cloud Peak Energy Resources LLC /
	Cloud Peak Energy Finance Corp.	8.500%	12/15/19	180	187
[2,5] Constellium NV		4.625%	5/15/21	125	132
[2]	Constellium NV	8.000%	1/15/23	1,020	1,015
	Eagle Spinco Inc.	4.625%	2/15/21	760	720
[2]	FMG Resources August 2006 Pty Ltd.	6.875%	4/1/22	5,260	4,399
	Hexion US Finance Corp.	6.625%	4/15/20	4,055	3,943
[2]	Huntsman International LLC	5.125%	11/15/22	865	850
[2]	INEOS Finance plc	8.375%	2/15/19	1,225	1,301
[2]	INEOS Finance plc	7.500%	5/1/20	2,740	2,877
[2,5] INEOS Group Holdings SA		5.750%	2/15/19	790	918
[2]	INEOS Group Holdings SA	5.875%	2/15/19	1,385	1,309
	Novelis Inc.	8.375%	12/15/17	1,120	1,162
	Novelis Inc.	8.750%	12/15/20	2,715	2,885
	Peabody Energy Corp.	7.375%	11/1/16	1,930	1,993
	Peabody Energy Corp.	6.000%	11/15/18	390	355
	Peabody Energy Corp.	6.500%	9/15/20	120	105
	Peabody Energy Corp.	6.250%	11/15/21	240	206
	Peabody Energy Corp.	7.875%	11/1/26	1,360	1,166
[2]	Steel Dynamics Inc.	5.125%	10/1/21	1,320	1,343
[2]	Steel Dynamics Inc.	5.500%	10/1/24	1,185	1,203
	United States Steel Corp.	7.375%	4/1/20	945	999
	United States Steel Corp.	6.875%	4/1/21	565	579
	United States Steel Corp.	6.650%	6/1/37	460	419

	Capital Goods (4.8%)
[2]	Ardagh Packaging Finance plc	9.125%	10/15/20	880	935
[2]	Ashtead Capital Inc.	6.500%	7/15/22	825	883
[2]	BlueLine Rental Finance Corp.	7.000%	2/1/19	240	246
[2]	Building Materials Corp. of America	6.750%	5/1/21	2,289	2,421
	Case New Holland Inc.	7.875%	12/1/17	2,660	2,926
	Clean Harbors Inc.	5.250%	8/1/20	1,514	1,522
	Clean Harbors Inc.	5.125%	6/1/21	1,493	1,497
	CNH Industrial Capital LLC	3.875%	11/1/15	340	342
	CNH Industrial Capital LLC	6.250%	11/1/16	1,675	1,754
	CNH Industrial Capital LLC	3.625%	4/15/18	1,145	1,128
[2]	CNH Industrial Capital LLC	3.375%	7/15/19	75	72
	Crown Americas LLC / Crown
	Americas Capital Corp. III	6.250%	2/1/21	1,100	1,159
[2]	HD Supply Inc.	5.250%	12/15/21	1,265	1,287
	Huntington Ingalls Industries Inc.	7.125%	3/15/21	1,380	1,490
	Masco Corp.	7.750%	8/1/29	480	552

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Masco Corp.	6.500%	8/15/32	120	123
	Owens Corning	9.000%	6/15/19	143	175
	Reynolds Group Issuer Inc. /
	Reynolds Group Issuer LLC /
	Reynolds Group Issuer Lu	7.125%	4/15/19	1,905	1,972
	United Rentals North America Inc.	5.750%	7/15/18	1,000	1,042
	United Rentals North America Inc.	7.375%	5/15/20	1,755	1,895
	United Rentals North America Inc.	8.250%	2/1/21	65	71
	United Rentals North America Inc.	7.625%	4/15/22	1,180	1,296
	United Rentals North America Inc.	6.125%	6/15/23	355	374
	Vulcan Materials Co.	7.150%	11/30/37	220	229

	Communication (22.4%)
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	7.000%	1/15/19	911	946
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	8.125%	4/30/20	976	1,028
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	6.500%	4/30/21	275	289
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.250%	9/30/22	220	220
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.750%	9/1/23	680	687
	CCOH Safari LLC	5.500%	12/1/22	860	870
[2]	Cequel Communications Holdings I
	LLC / Cequel Capital Corp.	5.125%	12/15/21	1,935	1,877
[3,4] Charter Communications Operating,
	LLC Bank Loan	4.250%	8/12/21	3,480	3,493
	Crown Castle International Corp.	4.875%	4/15/22	1,275	1,288
	CSC Holdings LLC	7.875%	2/15/18	1,090	1,221
	CSC Holdings LLC	7.625%	7/15/18	1,685	1,879
	CSC Holdings LLC	8.625%	2/15/19	895	1,043
	CSC Holdings LLC	6.750%	11/15/21	210	231
	DISH DBS Corp.	7.875%	9/1/19	795	904
	DISH DBS Corp.	6.750%	6/1/21	3,230	3,464
	DISH DBS Corp.	5.875%	7/15/22	2,450	2,505
	DISH DBS Corp.	5.000%	3/15/23	525	508
	Embarq Corp.	7.995%	6/1/36	720	809
	Gannett Co. Inc.	5.125%	10/15/19	750	769
	Gannett Co. Inc.	5.125%	7/15/20	1,995	2,030
[2]	Gannett Co. Inc.	4.875%	9/15/21	135	134
	Gannett Co. Inc.	6.375%	10/15/23	1,760	1,874
[2]	Gannett Co. Inc.	5.500%	9/15/24	65	65
	Hughes Satellite Systems Corp.	6.500%	6/15/19	2,967	3,182
	IAC/InterActiveCorp	4.875%	11/30/18	640	654
	IAC/InterActiveCorp	4.750%	12/15/22	570	559
[2]	Inmarsat Finance plc	4.875%	5/15/22	1,115	1,101
	Intelsat Jackson Holdings SA	7.250%	4/1/19	3,625	3,779
	Intelsat Jackson Holdings SA	7.250%	10/15/20	4,165	4,404
	Intelsat Jackson Holdings SA	7.500%	4/1/21	2,205	2,359
	Intelsat Jackson Holdings SA	5.500%	8/1/23	940	933
	Lamar Media Corp.	5.875%	2/1/22	585	608
	Lamar Media Corp.	5.000%	5/1/23	1,070	1,073
[2]	Level 3 Escrow II Inc.	5.375%	8/15/22	2,215	2,226
[3,4] Level 3 Financing, Inc. Bank Loan		4.000%	1/15/20	1,271	1,261
	Liberty Interactive LLC	8.500%	7/15/29	1,225	1,343
	Liberty Interactive LLC	8.250%	2/1/30	3,160	3,421
	MetroPCS Wireless Inc.	6.625%	11/15/20	2,175	2,227
	National CineMedia LLC	6.000%	4/15/22	1,095	1,095
[2]	NBCUniversal Enterprise Inc.	5.250%	3/29/49	1,940	2,027
[2]	Nielsen Finance LLC / Nielsen
	Finance Co.	5.000%	4/15/22	3,035	3,043
[2]	Numericable Group SA	4.875%	5/15/19	800	793
[2]	Numericable Group SA	6.000%	5/15/22	1,275	1,288
	Quebecor Media Inc.	5.750%	1/15/23	2,430	2,503
	Qwest Corp.	6.875%	9/15/33	566	566
	SBA Communications Corp.	5.625%	10/1/19	1,295	1,324
[2]	SBA Communications Corp.	4.875%	7/15/22	755	730
	SBA Telecommunications Inc.	5.750%	7/15/20	1,151	1,174
[2]	Sirius XM Radio Inc.	4.250%	5/15/20	305	300
[2]	Sirius XM Radio Inc.	4.625%	5/15/23	390	366

[2]	Softbank Corp.	4.500%	4/15/20	5,125	5,087
	Sprint Corp.	7.250%	9/15/21	2,960	2,945
	Sprint Corp.	7.875%	9/15/23	2,370	2,340
	Sprint Corp.	7.125%	6/15/24	770	718
[2]	Sprint Nextel Corp.	9.000%	11/15/18	3,460	3,927
[2]	Sprint Nextel Corp.	7.000%	3/1/20	3,820	4,106
	T-Mobile USA Inc.	5.250%	9/1/18	420	435
	T-Mobile USA Inc.	6.464%	4/28/19	1,295	1,344
	T-Mobile USA Inc.	6.633%	4/28/21	2,665	2,718
	T-Mobile USA Inc.	6.125%	1/15/22	330	335
	T-Mobile USA Inc.	6.731%	4/28/22	1,580	1,629
	T-Mobile USA Inc.	6.836%	4/28/23	90	93
	T-Mobile USA Inc.	6.500%	1/15/24	140	144
[3,4] Tribune Company Bank Loan		4.000%	12/27/20	3,417	3,358
[2]	Unitymedia Hessen GmbH & Co. KG /
	Unitymedia NRW GmbH	5.500%	1/15/23	1,190	1,244
[2,5] Unitymedia KabelBW GmbH		9.500%	3/15/21	250	338
[5]	Unitymedia KabelBW GmbH	9.500%	3/15/21	150	203
[2]	UPCB Finance III Ltd.	6.625%	7/1/20	2,735	2,872
[2]	UPCB Finance V Ltd.	7.250%	11/15/21	1,370	1,498
[2]	UPCB Finance VI Ltd.	6.875%	1/15/22	1,101	1,197
	Videotron Ltd.	9.125%	4/15/18	73	75
	Videotron Ltd.	5.000%	7/15/22	2,968	3,020
[2]	Virgin Media Secured Finance plc	5.375%	4/15/21	1,835	1,904
[2]	Wind Acquisition Finance SA	4.750%	7/15/20	2,185	2,073
[2]	Ymobile Corp.	8.250%	4/1/18	1,911	2,002
	Zayo Group LLC / Zayo Capital Inc.	8.125%	1/1/20	553	587
	Zayo Group LLC / Zayo Capital Inc.	10.125%	7/1/20	898	1,011

	Consumer Cyclical (9.2%)
[2]	Activision Blizzard Inc.	5.625%	9/15/21	1,200	1,263
[2]	Activision Blizzard Inc.	6.125%	9/15/23	955	1,029
	ADT Corp.	6.250%	10/15/21	1,995	2,055
[2]	Carlson Travel Holdings Inc.	7.500%	8/15/19	525	524
[2]	Carlson Wagonlit BV	6.875%	6/15/19	2,440	2,544
[2]	Cedar Fair LP / Canada’s Wonderland
	Co. / Magnum Management Corp.	5.375%	6/1/24	835	831
	Chrysler Group LLC / CG Co-Issuer Inc.	8.000%	6/15/19	2,630	2,781
	Chrysler Group LLC / CG Co-Issuer Inc.	8.250%	6/15/21	2,355	2,608
	Dana Holding Corp.	5.375%	9/15/21	557	572
[3,4] Delta Alpha Topco Bank Loan		7.750%	7/29/22	1,650	1,599
	General Motors Co.	6.250%	10/2/43	1,185	1,413
	General Motors Co.	5.200%	4/1/45	845	898
	General Motors Financial Co. Inc.	4.750%	8/15/17	3,355	3,548
	General Motors Financial Co. Inc.	3.250%	5/15/18	440	441
	General Motors Financial Co. Inc.	6.750%	6/1/18	1,170	1,325
	General Motors Financial Co. Inc.	4.250%	5/15/23	470	479
	Hanesbrands Inc.	6.375%	12/15/20	1,056	1,122
[3,4] Hilton Worldwide Finance LLC
	Bank Loan	3.500%	10/26/20	807	797
[3,4] Hilton Worldwide Finance LLC
	Bank Loan	3.500%	10/26/20	108	106
[3,4] Hilton Worldwide Finance LLC
	Bank Loan	3.500%	10/26/20	431	425
[3,4] Ion Media Networks Bank Loan		4.750%	12/18/20	1,431	1,417
	KB Home	4.750%	5/15/19	830	809
	KB Home	7.500%	9/15/22	65	69
	L Brands Inc.	8.500%	6/15/19	175	207
	L Brands Inc.	7.000%	5/1/20	580	658
	L Brands Inc.	6.625%	4/1/21	1,430	1,605
	L Brands Inc.	5.625%	2/15/22	375	405
[3,4] La Quinta Intermediate Holdings
	LLC Bank Loan	4.000%	4/14/21	2,004	1,974
	Neiman Marcus Group Inc.	7.125%	6/1/28	1,790	1,790
[2]	Realogy Group LLC	7.625%	1/15/20	1,846	1,971
	Sally Holdings LLC / Sally Capital Inc.	6.875%	11/15/19	1,486	1,579
	Sally Holdings LLC / Sally Capital Inc.	5.750%	6/1/22	605	641
	Service Corp. International	8.000%	11/15/21	1,225	1,418
	Service Corp. International	5.375%	1/15/22	905	925
	Tenneco Inc.	6.875%	12/15/20	1,275	1,348
[3,4] US Foods Inc. Bank Loan		4.500%	3/31/17	1,284	1,275

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Wynn Las Vegas LLC / Wynn
	Las Vegas Capital Corp.	7.875%	5/1/20	675	716
	Wynn Las Vegas LLC / Wynn
	Las Vegas Capital Corp.	7.750%	8/15/20	1,925	2,069
	Wynn Las Vegas LLC / Wynn
	Las Vegas Capital Corp.	5.375%	3/15/22	1,620	1,644

	Consumer Noncyclical (12.2%)
[2]	Amsurg Corp.	5.625%	7/15/22	1,645	1,686
	ARAMARK Corp.	5.750%	3/15/20	1,333	1,376
	Biomet Inc.	6.500%	8/1/20	2,120	2,258
	Biomet Inc.	6.500%	10/1/20	2,305	2,432
[2]	Capsugel SA	7.000%	5/15/19	1,495	1,517
	CHS/Community Health Systems Inc.	5.125%	8/15/18	1,790	1,853
	CHS/Community Health Systems Inc.	7.125%	7/15/20	1,060	1,124
	CHS/Community Health Systems Inc.	5.125%	8/1/21	525	547
	CHS/Community Health Systems Inc.	6.875%	2/1/22	4,420	4,685
	DaVita HealthCare Partners Inc.	6.625%	11/1/20	1,190	1,246
[2]	Envision Healthcare Corp.	5.125%	7/1/22	2,806	2,799
[2]	Fresenius Medical Care US
	Finance II Inc.	5.625%	7/31/19	1,325	1,418
[2]	Fresenius Medical Care US Finance Inc.	5.750%	2/15/21	1,070	1,145
[2]	Grifols Worldwide Operations Ltd.	5.250%	4/1/22	510	521
	HCA Holdings Inc.	6.250%	2/15/21	860	918
	HCA Inc.	3.750%	3/15/19	590	591
	HCA Inc.	6.500%	2/15/20	4,675	5,230
	HCA Inc.	5.875%	3/15/22	1,850	2,026
	HCA Inc.	4.750%	5/1/23	2,100	2,137
	HCA Inc.	7.690%	6/15/25	130	141
[2]	Hypermarcas SA	6.500%	4/20/21	2,020	2,136
[2]	IMS Health Inc.	6.000%	11/1/20	2,920	3,008
	Kinetic Concepts Inc / KCI USA Inc	10.500%	11/1/18	1,960	2,146
[3,4] Lands’ End, Inc. Bank Loan		4.250%	3/12/21	2,794	2,721
	LifePoint Hospitals Inc.	6.625%	10/1/20	540	570
[2]	MPH Acquisition Holdings LLC	6.625%	4/1/22	965	994
[3,4] MPH Acquisition Holdings LLC
	Bank Loan	3.750%	3/31/21	1,209	1,173
	Party City Holdings Inc.	8.875%	8/1/20	3,260	3,488
[2]	Salix Pharmaceuticals Ltd.	6.000%	1/15/21	2,320	2,372
	Tenet Healthcare Corp.	6.250%	11/1/18	1,500	1,635
[2]	Tenet Healthcare Corp.	5.000%	3/1/19	1,560	1,564
[2]	Tenet Healthcare Corp.	5.500%	3/1/19	785	799
	Tenet Healthcare Corp.	4.750%	6/1/20	835	845
	Tenet Healthcare Corp.	4.500%	4/1/21	932	934
	Tenet Healthcare Corp.	4.375%	10/1/21	3,520	3,494
	Tenet Healthcare Corp.	8.125%	4/1/22	1,550	1,736

	Energy (9.2%)
	AmeriGas Finance LLC / AmeriGas
	Finance Corp.	6.750%	5/20/20	1,190	1,226
	AmeriGas Finance LLC / AmeriGas
	Finance Corp.	7.000%	5/20/22	1,340	1,380
	Antero Resources Finance Corp.	5.375%	11/1/21	715	692
[2]	Antero Resources Finance Corp.	5.125%	12/1/22	1,840	1,739
[2]	California Resources Corp.	5.000%	1/15/20	205	177
[2]	California Resources Corp.	5.500%	9/15/21	1,480	1,265
[2]	California Resources Corp.	6.000%	11/15/24	975	829
	Chesapeake Energy Corp.	6.625%	8/15/20	1,040	1,113
	Chesapeake Energy Corp.	6.125%	2/15/21	45	47
	Chesapeake Energy Corp.	4.875%	4/15/22	346	338
	Concho Resources Inc.	7.000%	1/15/21	1,032	1,089
	Concho Resources Inc.	6.500%	1/15/22	745	782
	Concho Resources Inc.	5.500%	10/1/22	2,440	2,452
	Denbury Resources Inc.	6.375%	8/15/21	330	313
	Denbury Resources Inc.	5.500%	5/1/22	2,320	2,123
	Denbury Resources Inc.	4.625%	7/15/23	935	809
	El Paso LLC	6.500%	9/15/20	845	958
	El Paso LLC	7.750%	1/15/32	740	904
[3,4] Energy Future Intermediate Holding
	Company LLC Bank Loan	4.250%	6/6/16	475	475
	Energy Transfer Equity LP	7.500%	10/15/20	2,460	2,743

	EP Energy LLC / Everest Acquisition
	Finance Inc.	6.875%	5/1/19	960	972
	EP Energy LLC / Everest Acquisition
	Finance Inc.	9.375%	5/1/20	2,239	2,261
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	2,303	2,257
	Harvest Operations Corp.	6.875%	10/1/17	2,500	2,375
[2]	Kinder Morgan Inc.	5.000%	2/15/21	265	276
[2]	Kinder Morgan Inc.	5.625%	11/15/23	990	1,060
	Laredo Petroleum Inc.	5.625%	1/15/22	930	814
	MarkWest Energy Partners LP /
	MarkWest Energy Finance Corp.	6.750%	11/1/20	105	110
	MarkWest Energy Partners LP /
	MarkWest Energy Finance Corp.	6.500%	8/15/21	331	347
	MarkWest Energy Partners LP /
	MarkWest Energy Finance Corp.	6.250%	6/15/22	685	716
	MarkWest Energy Partners LP /
	MarkWest Energy Finance Corp.	4.875%	12/1/24	800	778
[2]	MEG Energy Corp.	6.375%	1/30/23	850	759
[2]	MEG Energy Corp.	7.000%	3/31/24	1,175	1,075
	Newfield Exploration Co.	6.875%	2/1/20	925	946
[2]	Paragon Offshore plc	6.750%	7/15/22	1,020	602
[2]	Paragon Offshore plc	7.250%	8/15/24	730	431
	QEP Resources Inc.	6.875%	3/1/21	460	473
	QEP Resources Inc.	5.375%	10/1/22	60	56
	QEP Resources Inc.	5.250%	5/1/23	120	112
	Range Resources Corp.	6.750%	8/1/20	575	601
	Range Resources Corp.	5.750%	6/1/21	1,435	1,489
	Range Resources Corp.	5.000%	8/15/22	415	417
	Rosetta Resources Inc.	5.625%	5/1/21	70	64
	Rosetta Resources Inc.	5.875%	6/1/22	1,470	1,341
[2]	Seadrill Ltd.	6.125%	9/15/17	2,260	1,989
[2]	SM Energy Co.	6.125%	11/15/22	725	683
[2]	Southern Star Central Corp.	5.125%	7/15/22	480	485
	Tesoro Corp.	5.125%	4/1/24	851	849
[2]	Tesoro Logistics LP / Tesoro
	Logistics Finance Corp.	5.500%	10/15/19	165	164
[2]	Tesoro Logistics LP / Tesoro
	Logistics Finance Corp.	6.250%	10/15/22	490	497
	WPX Energy Inc.	6.000%	1/15/22	956	937
	WPX Energy Inc.	5.250%	9/15/24	1,994	1,864

	Technology (9.3%)
[2]	Audatex North America Inc.	6.000%	6/15/21	2,605	2,696
[2]	Audatex North America Inc.	6.125%	11/1/23	995	1,030
[3,4] Avago Technologies Limited Bank Loan		3.750%	5/6/21	1,864	1,854
[3,4] Avago Technologies Limited Bank Loan		3.750%	5/6/21	281	280
	CDW LLC / CDW Finance Corp.	8.500%	4/1/19	86	91
	CDW LLC / CDW Finance Corp.	6.000%	8/15/22	3,865	4,020
	Equinix Inc.	4.875%	4/1/20	315	313
	Equinix Inc.	5.375%	4/1/23	680	680
[2]	First Data Corp.	7.375%	6/15/19	2,525	2,658
[2]	First Data Corp.	8.875%	8/15/20	621	668
[2]	First Data Corp.	6.750%	11/1/20	1,184	1,270
[2]	First Data Corp.	8.250%	1/15/21	3,610	3,872
	First Data Corp.	11.250%	1/15/21	310	351
	First Data Corp.	12.625%	1/15/21	1,510	1,789
	First Data Corp.	11.750%	8/15/21	503	581
[3,4] First Data Corp. Bank Loan		3.667%	3/23/18	1,448	1,416
	Flextronics International Ltd.	4.625%	2/15/20	800	812
	Flextronics International Ltd.	5.000%	2/15/23	735	750
[2]	Freescale Semiconductor Inc.	5.000%	5/15/21	1,720	1,703
[2]	Freescale Semiconductor Inc.	6.000%	1/15/22	725	756
[3,4] Freescale Semiconductor Inc.
	Bank Loan	4.250%	3/1/20	2,841	2,765
[2]	Infor Software Parent LLC	7.125%	5/1/21	230	227
	Infor US Inc.	11.500%	7/15/18	1,292	1,411
	Infor US Inc.	9.375%	4/1/19	1,255	1,349
[3,4] Infor US Inc. Bank Loan		3.750%	4/5/18	519	502
[2,6] Iron Mountain Europe plc		6.125%	9/15/22	425	680
	Iron Mountain Inc.	7.750%	10/1/19	945	1,016
	Iron Mountain Inc.	5.750%	8/15/24	825	825

Vanguard High Yield Bond Portfolio

Face					Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	NCR Corp.	4.625%	2/15/21	2,085	2,022
[2]	NXP BV / NXP Funding LLC	3.750%	6/1/18	1,190	1,190
[2]	NXP BV / NXP Funding LLC	5.750%	3/15/23	255	268
[2]	Sensata Technologies BV	6.500%	5/15/19	2,089	2,167
[2]	Sensata Technologies BV	5.625%	11/1/24	70	72
	SunGard Data Systems Inc.	7.375%	11/15/18	763	795
	SunGard Data Systems Inc.	6.625%	11/1/19	3,390	3,432
	SunGard Data Systems Inc.	7.625%	11/15/20	2,975	3,153

	Transportation (1.3%)
[2]	Avis Budget Car Rental LLC / Avis
	Budget Finance Inc.	5.125%	6/1/22	950	952
[2]	Avis Budget Car Rental LLC / Avis
	Budget Finance Inc.	5.500%	4/1/23	490	500
[1]	Continental Airlines 2007-1 Class B
	Pass Through Trust	6.903%	4/19/22	532	570
	Hertz Corp.	4.250%	4/1/18	270	268
	Hertz Corp.	6.750%	4/15/19	2,000	2,070
	Hertz Corp.	5.875%	10/15/20	195	196
	Hertz Corp.	7.375%	1/15/21	2,230	2,347
					400,130
Utilities (3.3%)
	Electric (3.3%)
	AES Corp.	8.000%	10/15/17	153	173
	AES Corp.	8.000%	6/1/20	815	939
	AES Corp.	4.875%	5/15/23	600	600
	AES Corp.	5.500%	3/15/24	2,570	2,609
[2]	Calpine Corp.	6.000%	1/15/22	500	531
	Calpine Corp.	5.375%	1/15/23	125	127
[2]	Calpine Corp.	7.875%	1/15/23	350	386
[2]	Calpine Corp.	5.875%	1/15/24	285	301
	Calpine Corp.	5.750%	1/15/25	3,515	3,559
	DPL Inc.	7.250%	10/15/21	3,070	3,170
[2]	Dynegy Finance I Inc /
	Dynegy Finance II Inc	7.375%	11/1/22	1,260	1,282
[2]	Dynegy Finance I Inc /
	Dynegy Finance II Inc	7.625%	11/1/24	565	576
	Dynegy Inc.	5.875%	6/1/23	910	867
	GenOn Energy Inc.	9.500%	10/15/18	1,625	1,617
	NRG Energy Inc.	7.875%	5/15/21	190	205
	NRG Energy Inc.	6.250%	7/15/22	150	153
[2]	NRG Energy Inc.	6.250%	5/1/24	585	594
					17,689
Total Corporate Bonds (Cost $482,642)					489,128

Market
			Value•
	Coupon Shares		($000)
Preferred Stocks (1.2%)
Citigroup Capital XIII Pfd.	7.875%	13,500	359
GMAC Capital Trust I Pfd.	8.125%	136,650	3,614
Hartford Financial Services
Group Inc. Pfd.	7.875%	82,000	2,460
Total Preferred Stocks (Cost $5,990)			6,433
Other (0.0%)
* MediaNews Group Inc. Warrants
Exp. 03/19/2017 (Cost $778)		2,084	8
Temporary Cash Investment (3.4%)

Face
Maturity Amount
Date ($000)
Repurchase Agreement (3.4%)
Bank of America Securities, LLC
(Dated 12/31/14, Repurchase Value
$18,200,000, collateralized by U.S.
Treasury Note/Bond 6.000%, 2/15/26,
with a value of $18,564,000)
(Cost $18,200)	0.070%	1/2/15 18,200	18,200
Total Investments (98.9%) (Cost $521,294)			527,465
Other Assets and Liabilities (1.1%)
Other Assets			7,952
Liabilities			(1,828)
			6,124
Net Assets (100%)
Applicable to 65,548,776 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			533,589
Net Asset Value Per Share			$8.14

At December 31, 2014, net assets consisted of:
Amount
			($000)
Paid-in Capital			499,966
Undistributed Net Investment Income			26,701
Accumulated Net Realized Gains			699
Unrealized Appreciation (Depreciation)
Investment Securities			6,171
Forward Currency Contracts			54
Foreign Currencies			(2)
Net Assets			533,589

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
At December 31, 2014, the aggregate value of these securities was $145,670,000, representing 27.3% of net assets.
3 Adjustable-rate security.
4 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective.
At December 31, 2014, the aggregate value of these securities was $29,743,000, representing 5.6% of net assets.
5 Face amount denominated in euro.
6 Face amount denominated in British pounds.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard High Yield Bond Portfolio

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Dividends	687
Interest	29,354
Total Income	30,041
Expenses
Investment Advisory Fees—Note B	326
The Vanguard Group—Note C
Management and Administrative	1,095
Marketing and Distribution	84
Custodian Fees	21
Auditing Fees	34
Shareholders’ Reports	16
Trustees’ Fees and Expenses	1
Total Expenses	1,577
Net Investment Income	28,464
Realized Net Gain (Loss)
Investment Securities Sold	8,474
Foreign Currencies and
Forward Currency Contracts	696
Realized Net Gain (Loss)	9,170
Change in Unrealized
Appreciation (Depreciation)
Investment Securities	(14,977)
Foreign Currencies and
Forward Currency Contracts	59
Change in Unrealized
Appreciation (Depreciation)	(14,918)
Net Increase (Decrease) in Net Assets
Resulting from Operations	22,716

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,464	28,966
Realized Net Gain (Loss)	9,170	6,776
Change in Unrealized Appreciation (Depreciation)	(14,918)	(14,176)
Net Increase (Decrease) in Net Assets Resulting from Operations	22,716	21,566
Distributions
Net Investment Income	(29,274)	(29,502)
Realized Capital Gain	—	—
Total Distributions	(29,274)	(29,502)
Capital Share Transactions
Issued	103,818	103,315
Issued in Lieu of Cash Distributions	29,274	29,502
Redeemed	(101,695)	(162,124)
Net Increase (Decrease) from Capital Share Transactions	31,397	(29,307)
Total Increase (Decrease)	24,839	(37,243)
Net Assets
Beginning of Period	508,750	545,993
End of Period[1]	533,589	508,750

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $26,701,000 and $27,815,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard High Yield Bond Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$8.24	$8.33	$7.72	$7.78	$7.46
Investment Operations
Net Investment Income	.416	.458	.420	.516	.568
Net Realized and Unrealized Gain (Loss)
on Investments	(.061)	(.108)	.641	.004	.290
Total from Investment Operations	.355	.350	1.061	.520	.858
Distributions
Dividends from Net Investment Income	(.455)	(.440)	(.451)	(.580)	(.538)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.455)	(.440)	(.451)	(.580)	(.538)
Net Asset Value, End of Period	$8.14	$8.24	$8.33	$7.72	$7.78

Total Return	4.40%	4.35%	14.30%	6.93%	12.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$534	$509	$546	$397	$355
Ratio of Total Expenses to Average Net Assets	0.29%	0.29%	0.29%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	5.24%	5.51%	6.10%	6.85%	7.54%
Portfolio Turnover Rate	35%	37%	29%	37%	38%

Notes to Financial Statements

Vanguard High Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the

Vanguard High Yield Bond Portfolio

securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended December 31, 2014, the portfolio’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

Vanguard High Yield Bond Portfolio

The portfolio had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2014, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At December 31, 2014, the portfolio had contributed capital of $52,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	12,229	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,467	—
Corporate Bonds	—	489,128	—
Preferred Stocks	—	6,433	—
Other	—	—	8
Temporary Cash Investments	—	18,200	—
Forward Currency Contracts—Assets	—	70	—
Forward Currency Contracts—Liabilities	—	(16)	—
Total	—	527,511	8

E. At December 31, 2014, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Credit Suisse International	3/18/15	EUR	474	USD	588	(14)
UBS AG	1/16/15	EUR	171	USD	209	(2)
Credit Suisse International	1/16/15	USD	2,441	EUR	1,962	67
UBS AG	1/16/15	USD	658	GBP	420	3
						54
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

Vanguard High Yield Bond Portfolio

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2014, the portfolio realized net foreign currency losses of $304,000, (including the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The portfolio used capital loss carryforwards of $8,770,000 to offset taxable capital gains realized during the year ended December 31, 2014, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2014, the portfolio had $27,544,000 of ordinary income and $766,000 of long-term capital gains available for distribution.

At December 31, 2014, the cost of investment securities for tax purposes was $521,294,000. Net unrealized appreciation of investment securities for tax purposes was $6,171,000, consisting of unrealized gains of $14,082,000 on securities that had risen in value since their purchase and $7,911,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2014, the portfolio purchased $162,644,000 of investment securities and sold $171,321,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. Government securities were $12,254,000 and $0, respectively.

H. Capital shares issued and redeemed were:

	Year Ended December 31
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	12,663	12,529
Issued in Lieu of Cash Distributions	3,659	3,679
Redeemed	(12,508)	(20,020)
Net Increase (Decrease) in Shares Outstanding	3,814	(3,812)

At December 31, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 62% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

Vanguard High Yield Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of High Yield Bond Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Yield Bond Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodians and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2015

Vanguard High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	6/30/2014	12/31/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$996.33	$1.41
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.79	1.43

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® International Portfolio

After modest gains in the first half of 2014, international stocks struggled. Investors became more concerned about slower growth in Europe (despite two interest rate cuts), in China, and elsewhere. And for U.S.-based investors, the weakness of many currencies relative to the dollar weighed on local-market returns when translated into dollars.

Vanguard International Portfolio returned –6.05%, trailing its comparative standards.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Weakness in Europe offset strength in emerging markets

There were notable pockets of strength and weakness in the portfolio’s positioning in both developed and emerging markets. Developed Europe, for example, represented more than half of the portfolio’s assets—a larger stake than in the benchmark index. This, coupled with some disappointing selections, held back portfolio results. Still, the advisors added value in some European markets, notably Italy, where they notched a double-digit gain; in the benchmark, Italy declined.

Emerging markets, constituting about one-fifth of both the portfolio and the benchmark, were an especially bright spot. Here, the portfolio advanced a few steps boosted by larger stakes and rewarding selections in China and India, while its index counterpart declined.

For more on the portfolio’s strategy and positioning, please see the Advisors’ Report that follows.

Over the decade, the portfolio outpaced its index and peer average

For the decade through 2014, Vanguard International Portfolio’s average annual return of 6.60% was more than 2 percentage points ahead of its comparative standards.

International stocks outperformed the broad U.S. market in five of the last ten years and lagged in five. For the decade, however, the average annual return of the portfolio’s index was about half that of the broad U.S. market (7.94% for the Russell 3000 Index). Before concluding that it may be better to invest closer to home, keep in mind that international stocks can offer diversification benefits that aren’t always apparent—and that returns should be evaluated over long time horizons and across market cycles.

Realistic expectations are key to reaching your long-term goals

Investors have recently grown accustomed to mostly strong returns from both stocks and bonds. Of course, markets aren’t always so favorable.

Vanguard’s latest economic and market outlook research paper cautions that, over the next decade, returns for a balanced 60% equity/40% bond portfolio are likely to be moderately below long-run historical averages. (For more details, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/ research.)

Realistic expectations are the foundation of a sound plan to reach your long-term objectives. If you expect too much from the markets, you might not save enough and might take on excessive risk to pursue unrealistically high returns.

We firmly believe that a better course is to follow Vanguard’s principles for investing success:

• Goals. Create clear, appropriate
investment goals.

• Balance. Develop a suitable asset
allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and
long-term discipline.

Each of these principles is within your control, and focusing on them can put you on the right path.

Total Returns
	Ten Years Ended
	December 31, 2014
	Year Ended	Average
December 31, 2014		Annual Return
Vanguard International Portfolio	–6.05%	6.60%
Spliced International Index[1]	–3.87	3.70
Variable Insurance International Funds Average[2]	–5.16	4.77

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		International
	Portfolio	Funds Average
International Portfolio	0.47%	1.04%

1 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the International Portfolio’s expense ratio was 0.46%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard International Portfolio

Advisors’ Report

For the 12 months ended December 31, 2014, the International Portfolio returned –6.05%, trailing the –3.87% return of its benchmark index and the –5.16% average return of peer funds. The portfolio is managed by three independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2014 and its effect on the portfolio’s positioning. These reports were prepared on January 15, 2015.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

James K. Anderson,
Head of Global Equities

Kave Sigaroudinia,
Head of EAFE Alpha Research

The end of 2014 saw more than its fair share of dramatic events, from cyberterrorism to currency collapse in Russia and a plunge in the price of oil. Although markets inevitably move on such news, our approach during turbulent periods is to remember that equities’ long-term value is rarely altered by single events and that the market tends to overreact to dramatic headlines. Indeed, we often view such periods as an opportunity to add to companies we already hold and admire.

We remain enthusiastic about the opportunity for international growth investment and believe that many long-term trends reflected in our portion of the portfolio are highly durable: the growth of a productive, competitive China; the emergence of a consuming and saving middle class in Asia; reform and recovery in Europe; and the vital force of technological change. In seeking beneficiaries of such trends, we focus on finding innovative companies that have a good chance of becoming much larger, as well as companies with durable growth opportunities where we believe special cultures and management are strongly imbedded.

These characteristics are well-reflected in some of our strongest contributors to performance over the past year. Our Asian internet titans, Tencent and Baidu, are growing rapidly and making considerable progress in monetizing their increasingly mobile users. Italian car maker Fiat, which completed its purchase of Chrysler in early 2014, also performed well. We admire the ambition of Fiat, led by Sergio Marchionne. The most significant weakness came from SoftBank, the Japanese internet and telecom company with a substantial stake in China’s Alibaba; we added to our position during the year. Performance also disappointed at two of our larger British investments, Standard Chartered and Rolls-Royce, where operational management and capital allocation have caused concern. We reduced our holdings in Standard Chartered.

Over the last 12 months, we continued to invest in companies where change is driving growth, and we believe the potential returns can make a significant difference to the portfolio. We participated in the IPOs of two exciting, founder-driven online companies, Alibaba and Berlin-based Rocket Internet. We have also added a holding in German antibody research company MorphoSys. These purchases were funded by the sale of several long-term holdings, including Porsche, TSMC, and British American Tobacco—businesses we consider increasingly mature.

Schroder Investment Management North America Inc.

Portfolio Manager: Simon Webber, CFA

International markets finished lower amid increased volatility, a collapse in commodity prices, and economic data that raised concerns about growth rates outside the United States. Despite the challenging environment, stockpickers had numerous opportunities given the significant divergence across regions and sectors.

Health care stocks were relatively strong, fueled by a wave of innovative drugs, improving research and development returns, and increased mergers and acquisitions. Our positions in Shire and AstraZeneca benefited from takeover

Vanguard International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	56	1,240	Uses a bottom-up, stock-driven approach to select
			stocks that it believes have above-average growth
			rates and trade at reasonable prices.
Schroder Investment	25	549	Uses fundamental research to identify high-quality
Management			companies in developed and emerging markets that
North America Inc.			it believes have above-average growth potential.
M&G Investment	15	336	Uses a long-term, bottom-up investment approach
			Management Limited that focuses on identifying the stocks of under
			appreciated, quality companies that it believes will
			deliver high returns and have the potential for growth.
Cash Investments	4	78	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard International Portfolio

attempts, and our holdings in Astellas Pharma benefited from increased growth opportunities for its key prostate cancer drug. Technology stocks performed well, and our position in Check Point Software was a strong contributor. The network security solutions provider recorded its fastest billing growth in three years; it continues to benefit from its solid and underappreciated stake in next-generation firewalls and breach-detection products.

Commodity markets were particularly weak. OPEC’s decision to maximize market share rather than revenue provided one of the bigger shocks as oil prices collapsed, pulling down the energy sector Our positions in Royal Dutch Shell, Statoil, and BG Group saw significant share-price weakness late in the year. We believe that potential disruption to production in BG’s Brazilian assets raises its fundamental risk profile, and we reduced our position. However, our underweighting of energy more than offset stock-specific detractors Improving U.S. consumer confidence and economic momentum should help the global economy. Declining gasoline and diesel prices are also a major support to the commodity-importing economies of Europe and most of Asia. Although the environment in Europe remains challenging, we are encouraged by improving financing conditions, lower fiscal drag, and a potentially more aggressive European Central Bank.

We expect the U.S. dollar to remain strong against the yen and euro and to favor exporters in Japan and Europe that will benefit from improved global competitiveness. In emerging markets, India remains a rare bright spot, thanks to improving economic momentum and structural reforms. The portfolio is well-exposed to these trends through growth companies such as Idea Cellular, Zee Entertainment, and HDFC Bank.

M&G Investment
Management Limited

Portfolio Manager:

Charles Anniss

After periods of strong gains followed by stretches of heightened risk aversion and widespread sell-offs, international equity markets ended 2014 on a down note.

Early on, emerging-market currency turmoil and concerns over China’s economic health triggered deep investor malaise. Some major central bank moves helped improve the mood. Optimism was reined in, however, by geopolitical tensions, particularly in the Middle East and between Russia and Ukraine, and intensifying anxieties over slowing global growth, plunging oil prices, and other concerns.

Stock selection in information technology was our largest drag; selection among industrials, consumer discretionary, and financials also hurt. An overweighting of the relatively weak industrials sector detracted from results, but an overweighting of and selection in health care—the period’s most robust sector—helped them.

Holdings in Germany and France, China, Canada, and Brazil held back returns, driven by selection and difficult market conditions in Europe and Brazil. Russia-Ukraine tensions hit Germany particularly hard. Our biggest laggard was adidas, because of investor anxiety over the German sportswear maker’s Russian exposure and a slump in North American demand for golf supplies. Decelerating sales in Russia and Turkey helped drive down shares of Wincor Nixdorf, a German provider of IT services. We lost faith in its long-term strategy and sold our holdings.

European aerospace giant Airbus Group downgraded its profit forecast, mainly because of likely production slowdowns as it transitions to new-generation engines. Among financials, U.K.-listed Standard Chartered, which generates most of its revenues in Asia and Africa, was hurt by currency weakness and other difficulties in some of those markets. French banking group Société Générale’s share price weakened as some banking subsectors fell out of favor amid generally poor sentiment in Europe.

Health care holdings added value, especially Japan’s Astellas Pharma, which reported robust sales growth for some products and won FDA approval of its prostate-cancer drug Xtandi for pre-chemotherapy treatment. Swiss pharmaceutical company Novartis and Japanese diagnostic-devices producer Sysmex helped buoy returns. Other positive contributors included British automotive distributor Inchcape, Thailand’s Kasikornbank, and Switzerland’s Zurich Insurance.

In October, after Charles Anniss took over managing our portion of the portfolio, portfolio turnover was slightly higher than usual. For the year, we closed 15 positions, some on valuation grounds and others to pursue better opportunities. We sold Atlas Copco, a Swedish maker of air compressors and mining equipment, believing its valuation had become stretched. We sold Brazil’s Banco do Brasil and miner Vale in part because of Brazilian political uncertainty.

We added ten holdings, including Germany’s Bayer, Japanese insurer Tokio Marine, and Dutch financial group ING—all quality companies with business models that are well-protected from competition and have positive demand dynamics.

Vanguard International Portfolio

Portfolio Profile
As of December 31, 2014

Portfolio Characteristics
Comparative
	Portfolio	Index[1]
Number of Stocks	174	1,829
Turnover Rate	24%	—
Expense Ratio[2]	0.47%	—
Short-Term Reserves	1.5%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.95
Beta	1.04

Sector Diversification (% of equity exposure)
Comparative
	Portfolio	Index[1]
Consumer Discretionary	18.1%	11.2%
Consumer Staples	6.1	9.9
Energy	3.1	7.5
Financials	25.8	27.7
Health Care	8.0	8.6
Industrials	13.2	11.0
Information Technology	15.5	7.4
Materials	5.5	7.7
Other	0.6	0.0
Telecommunication Services	3.7	5.4
Utilities	0.4	3.6

Ten Largest Holdings[3] (% of total net assets)

Baidu Inc.	Internet Software
	& Services	3.2%
AIA Group Ltd.	Life & Health
	Insurance	2.7
Tencent Holdings Ltd.	Internet Software
	& Services	2.7
SoftBank Corp.	Wireless
	Telecommunication
	Services	2.4
Fiat Chrysler	Automobile
Automobiles NV	Manufacturers	2.1
Inditex SA	Apparel Retail	2.0
ARM Holdings plc	Semiconductors	1.9
Svenska
Handelsbanken AB	Diversified Banks	1.9
Atlas Copco AB	Industrial Machinery 1.7
SMC Corp.	Industrial Machinery 1.7
Top Ten		22.3%

Allocation by Region

Market Diversification (% of equity exposure)
Comparative
	Portfolio[4]	Index[1]
Europe
United Kingdom	14.5%	14.9%
Sweden	6.9	2.2
France	6.5	6.9
Switzerland	6.4	6.6
Germany	6.2	6.5
Spain	5.7	2.5
Italy	4.4	1.6
Denmark	1.9	1.1
Norway	1.3	0.5
Other European Markets	2.0	4.0
Subtotal	55.8%	46.8%
Pacific
Japan	11.9%	15.0%
Hong Kong	4.5	2.2
South Korea	2.2	3.2
Australia	1.9	5.3
Other Pacific Markets	0.6	1.2
Subtotal	21.1%	26.9%
Emerging Markets
China	9.5%	4.7%
India	2.0	1.6
Turkey	1.2	0.4
Brazil	1.1	1.9
Other Emerging Markets	3.9	9.6
Subtotal	17.7%	18.2%
North America
United States	2.7%	0.0%
Canada	1.9	7.5
Subtotal	4.6%	7.5%
Middle East	0.8%	0.4%
Other	0.0%	0.2%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI All Country World Index ex USA.
2 The expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the International Portfolio’s expense ratio was 0.46%.
3 The holdings listed exclude any temporary cash investments and equity index products.
4 Market percentages exclude currency contracts held by the portfolio.

Vanguard International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2004–December 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2014			of a $10,000
	One Year	Five Years	Ten Years	Investment
International Portfolio	–6.05%	6.85%	6.60%	$18,949
Spliced International Index[1]	–3.87	3.85	3.70	14,375
Variable Insurance International
Funds Average[2]	–5.16	5.22	4.77	15,933
MSCI All Country World Index ex USA	–3.44	4.89	5.59	17,235

Fiscal-Year Total Returns (%): December 31, 2004–December 31, 2014

1 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard International Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.4%)[1]
Australia (1.5%)
^	Fortescue Metals Group
	Ltd.	3,754,779	8,244
	James Hardie Industries
	plc	762,900	8,144
	Cochlear Ltd.	80,563	5,083
	Orica Ltd.	281,533	4,314
	Brambles Ltd.	422,336	3,638
	Amcor Ltd.	227,629	2,505
			31,928
Brazil (1.0%)
	Banco Bradesco SA
	Preference Shares	490,000	6,510
	Raia Drogasil SA	570,286	5,490
	Vale SA Class B ADR	619,600	4,498
	Ambev SA	616,600	3,804
	Petroleo Brasileiro SA
	Preference Shares	690,000	2,604
			22,906
Canada (1.9%)
	Toronto-Dominion Bank	333,668	15,942
	Suncor Energy Inc.	233,977	7,431
	Bank of Nova Scotia	122,000	6,963
	First Quantum Minerals
	Ltd.	440,000	6,253
	ShawCor Ltd.	114,541	4,180
*	Dominion Diamond Corp.	17,791	320
			41,089
Chile (0.3%)
	Sociedad Quimica y Minera
	de Chile SA ADR	235,400	5,621

China (9.4%)
*	Baidu Inc. ADR	307,900	70,192
*	Tencent Holdings Ltd.	4,097,400	59,285
*	Alibaba Group Holding Ltd.
	ADR	292,492	30,402
	CNOOC Ltd.	7,635,500	10,325
*	New Oriental Education
	& Technology Group Inc.
	ADR	395,100	8,064
	China Pacific Insurance
	Group Co. Ltd.	1,228,600	6,181
*	JD.com Inc. ADR	205,700	4,760
	Mindray Medical
	International Ltd. ADR	180,000	4,752
	Beijing Enterprises
	Holdings Ltd.	533,500	4,172
*	Youku Tudou Inc. ADR	226,911	4,041
	Shandong Weigao Group
	Medical Polymer Co.
	Ltd.	4,872,000	3,917

* Chaoda Modern
Agriculture Holdings Ltd.	1,971,135	55
		206,146
Denmark (1.9%)
Novo Nordisk A/S Class B	478,219	20,229
Novozymes A/S	353,250	14,869
Chr Hansen Holding A/S	163,100	7,226
		42,324
Finland (0.5%)
Nokia Oyj	1,384,194	10,947

France (6.1%)
Kering	118,915	22,852
L’Oreal SA	125,537	21,011
Essilor International SA	166,618	18,581
Schneider Electric SE	213,549	15,553
Sanofi	108,274	9,871
Publicis Groupe SA	125,803	9,022
Societe Generale SA	177,000	7,408
Airbus Group NV	134,500	6,649
Total SA	128,000	6,558
BNP Paribas SA	100,975	5,961
Safran SA	93,581	5,774
Suez Environnement Co.	251,067	4,374
		133,614
Germany (5.8%)
SAP SE	254,614	17,779
Bayer AG	120,971	16,489
HeidelbergCement AG	228,260	16,111
Volkswagen AG	52,448	11,371
Continental AG	53,134	11,207
adidas AG	135,800	9,431
* Rocket Internet AG	149,231	8,352
Fresenius Medical Care
AG & Co. KGaA	98,000	7,314
MTU Aero Engines AG	80,000	6,952
GEA Group AG	153,133	6,733
* MorphoSys AG	61,913	5,768
Bayerische Motoren
Werke AG	44,069	4,756
* AIXTRON SE	274,000	3,080
*,^ SMA Solar Technology AG	79,219	1,434
		126,777
Hong Kong (4.4%)
AIA Group Ltd.	10,842,800	59,803
Jardine Matheson
Holdings Ltd.	223,389	13,574
Hong Kong Exchanges
and Clearing Ltd.	553,160	12,212
Techtronic Industries Co.
Ltd.	2,208,500	7,085
Hang Lung Properties
Ltd.	1,777,000	4,958
		97,632

India (2.0%)
Housing Development
Finance Corp. Ltd.	784,600	14,070
Idea Cellular Ltd.	4,306,128	10,435
Zee Entertainment
Enterprises Ltd.	1,102,965	6,625
HDFC Bank Ltd.	407,836	6,125
*,† Flipkart	37,575	4,500
Tata Motors Ltd.	335,630	2,625
		44,380
Indonesia (0.2%)
Bank Mandiri Persero
Tbk PT	4,643,000	4,038

Ireland (0.9%)
* Bank of Ireland	32,956,683	12,368
Kerry Group plc Class A	112,000	7,738
		20,106
Israel (0.8%)
* Check Point Software
Technologies Ltd.	227,535	17,877

Italy (4.3%)
* Fiat Chrysler Automobiles
NV	3,998,595	46,463
UniCredit SPA	4,994,863	31,995
EXOR SPA	331,840	13,616
Intesa Sanpaolo SPA
(Registered)	974,012	2,826
		94,900
Japan (10.8%)
SoftBank Corp.	883,200	52,571
SMC Corp.	140,100	36,738
Rakuten Inc.	2,164,800	30,103
Astellas Pharma Inc.	1,075,600	14,975
Bridgestone Corp.	417,400	14,476
Sumitomo Mitsui Financial
Group Inc.	361,700	13,076
M3 Inc.	558,700	9,348
Toyota Motor Corp.	145,000	9,036
Tokio Marine Holdings Inc.	255,000	8,282
MISUMI Group Inc.	241,000	7,947
Suzuki Motor Corp.	255,900	7,669
Hitachi Ltd.	979,000	7,226
Sekisui Chemical Co. Ltd.	569,000	6,846
FANUC Corp.	38,800	6,397
SBI Holdings Inc.	477,700	5,219
Kubota Corp.	346,000	5,022
Daikin Industries Ltd.	62,700	4,021
		238,952
Mexico (0.2%)
Grupo Financiero Banorte
SAB de CV	892,821	4,914

Vanguard International Portfolio

		Market
		Value•
	Shares	($000)
Netherlands (0.3%)
* ING Groep NV	490,000	6,331

Norway (1.2%)
Schibsted ASA	190,806	12,101
Statoil ASA	578,027	10,177
DNB ASA	337,549	4,979
		27,257
Peru (0.9%)
Credicorp Ltd.	121,189	19,412

Portugal (0.2%)
Jeronimo Martins SGPS SA	343,323	3,440

Russia (0.6%)
Magnit PJSC GDR	257,632	11,643
* Mail.ru Group Ltd. GDR	139,000	2,244
		13,887
Singapore (0.5%)
DBS Group Holdings Ltd.	454,011	7,029
Singapore Exchange Ltd.	849,000	4,991
		12,020
South Africa (0.1%)
Sasol Ltd.	80,000	2,986

South Korea (2.2%)
NAVER Corp.	29,269	18,745
Samsung Electronics Co.
Ltd.	6,200	7,454
*,^ Celltrion Inc.	209,202	7,348
Hankook Tire Co. Ltd.	145,000	6,891
Hyundai Motor Co.	37,251	5,690
Shinhan Financial Group
Co. Ltd.	59,517	2,392
		48,520
Spain (5.5%)
Inditex SA	1,572,184	44,847
* Banco Popular Espanol
SA	7,028,072	35,034
* Banco Santander SA	3,016,397	25,317
Distribuidora Internacional
de Alimentacion SA	1,433,395	9,713
Banco Bilbao Vizcaya
Argentaria SA	576,113	5,441
		120,352
Sweden (6.8%)
Svenska Handelsbanken
AB Class A	893,560	41,808
Atlas Copco AB Class A	1,335,677	37,166
Investment AB Kinnevik	1,008,476	32,795
Alfa Laval AB	627,038	11,857
Elekta AB Class B	920,856	9,404
Volvo AB Class B	728,035	7,851
Sandvik AB	803,595	7,813
Svenska Cellulosa AB SCA
Class B	93,506	2,016
		150,710
Switzerland (6.4%)
Roche Holding AG	93,838	25,425
Nestle SA	345,648	25,198
Syngenta AG	69,095	22,225
Cie Financiere Richemont
SA	190,704	16,908

Geberit AG	36,239	12,260
Credit Suisse Group AG	441,477	11,090
Novartis AG	94,000	8,718
Holcim Ltd.	95,000	6,791
Zurich Insurance Group AG	21,400	6,687
Swatch Group AG (Bearer)	10,465	4,649
		139,951
Taiwan (0.9%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	3,200,000	14,098
MediaTek Inc.	345,000	5,015
		19,113
Thailand (0.7%)
Kasikornbank PCL	1,388,600	9,604
Kasikornbank PCL
(Foreign)	760,000	5,261
		14,865
Turkey (1.1%)
Turkiye Garanti Bankasi
AS	3,215,192	12,916
BIM Birlesik Magazalar AS	575,447	12,306
		25,222
United Kingdom (13.3%)
ARM Holdings plc	2,734,422	42,007
Prudential plc	1,286,442	29,742
Rolls-Royce Holdings plc	1,767,953	23,750
Aggreko plc	729,423	17,010
Standard Chartered plc	1,131,270	16,919
HSBC Holdings plc	1,494,803	14,126
Vodafone Group plc	3,847,112	13,190
Meggitt plc	1,543,808	12,419
Royal Dutch Shell plc
Class A	336,989	11,232
Inchcape plc	815,000	9,157
Diageo plc	288,095	8,253
G4S plc	1,780,000	7,678
Ultra Electronics Holdings
plc	255,000	7,113
* Ocado Group plc	1,140,046	7,057
Unilever plc	170,000	6,907
WPP plc	325,548	6,769
BHP Billiton plc	306,873	6,577
Barclays plc	1,734,926	6,522
Reckitt Benckiser Group
plc	77,945	6,313
Carnival plc	138,000	6,237
Burberry Group plc	244,305	6,199
Spectris plc	181,000	5,911
Capita plc	326,384	5,473
*,^ ASOS plc	127,046	5,051
Intertek Group plc	126,000	4,560
BG Group plc	331,588	4,437
* Lloyds Banking Group plc	2,697,358	3,173
		293,782
United States (2.7%)
* Amazon.com Inc.	112,894	35,036
MercadoLibre Inc.	130,900	16,712
Samsonite International
SA	2,744,000	8,132
		59,880
Total Common Stocks
(Cost $1,813,678)		2,101,879

Preferred Stocks (0.0%)
Zee Entertainment
Enterprises Ltd. Pfd.
(Cost $240)	18,073,692	249
Temporary Cash Investments (5.7%)[1]
Money Market Fund (5.3%)
[2,3] Vanguard Market
Liquidity Fund,
0.126%	116,658,880	116,659

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.4%)
[4] Fannie Mae
Discount Notes,
0.170%, 6/17/15	100	100
[5] Federal Home Loan
Bank Discount Notes,
0.090%, 2/11/15	1,000	1,000
[5,6] Federal Home Loan
Bank Discount Notes,
0.095%, 2/20/15	2,300	2,299
[4,6,7] Freddie Mac Discount
Notes, 0.050%, 1/14/15	4,000	4,000
		7,399
Total Temporary Cash Investments
(Cost $124,058)		124,058
Total Investments (101.1%)
(Cost $1,937,976)		2,226,186
Other Assets and Liabilities (–1.1%)
Other Assets		4,857
Liabilities[3]		(28,332)
		(23,475)
Net Assets (100%)
Applicable to 106,773,145 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,202,711
Net Asset Value Per Share		$20.63

Vanguard International Portfolio

At December 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	1,840,706
Undistributed Net Investment Income	38,962
Accumulated Net Realized Gains	33,576
Unrealized Appreciation (Depreciation)
Investment Securities	288,210
Futures Contracts	2,662
Forward Currency Contracts	(1,157)
Foreign Currencies	(248)
Net Assets	2,202,711

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $13,504,000.
† Restricted security represents 0.2% of net assets.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.0% and 2.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $14,271,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $4,200,000 have been segregated as initial margin for open futures contracts.
7 Securities with a value of $1,109,000 have been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Dividends[1]	50,523
Interest [2]	136
Securities Lending	2,353
Total Income	53,012
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,337
Performance Adjustment	754
The Vanguard Group—Note C
Management and Administrative	5,464
Marketing and Distribution	391
Custodian Fees	376
Auditing Fees	43
Shareholders’ Reports	38
Trustees’ Fees and Expenses	3
Total Expenses	10,406
Net Investment Income	42,606
Realized Net Gain (Loss)
Investment Securities Sold	109,900
Futures Contracts	4,129
Foreign Currencies and Forward
Currency Contracts	(7,048)
Realized Net Gain (Loss)	106,981
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(287,145)
Futures Contracts	(697)
Foreign Currencies and Forward
Currency Contracts	(1,495)
Change in Unrealized Appreciation
(Depreciation)	(289,337)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(139,750)

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	42,606	32,405
Realized Net Gain (Loss)	106,981	60,221
Change in Unrealized Appreciation (Depreciation)	(289,337)	333,437
Net Increase (Decrease) in Net Assets Resulting from Operations	(139,750)	426,063
Distributions
Net Investment Income	(32,280)	(28,411)
Realized Capital Gain	—	—
Total Distributions	(32,280)	(28,411)
Capital Share Transactions
Issued	298,546	330,051
Issued in Lieu of Cash Distributions	32,280	28,411
Redeemed	(240,402)	(225,677)
Net Increase (Decrease) from Capital Share Transactions	90,424	132,785
Total Increase (Decrease)	(81,606)	530,437
Net Assets
Beginning of Period	2,284,317	1,753,880
End of Period[3]	2,202,711	2,284,317

1 Dividends are net of foreign withholding taxes of $1,933,000.
2 Interest income from an affiliated company of the portfolio was $131,000.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $38,962,000 and $28,854,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$22.28	$18.35	$15.58	$18.29	$16.05
Investment Operations
Net Investment Income	. 401[1]	.301	.324	.352	.262
Net Realized and Unrealized Gain (Loss)
on Investments	(1.736)	3.909	2.792	(2.782)	2.239
Total from Investment Operations	(1.335)	4.210	3.116	(2.430)	2.501
Distributions
Dividends from Net Investment Income	(.315)	(.280)	(.346)	(.280)	(.261)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.315)	(.280)	(.346)	(.280)	(.261)
Net Asset Value, End of Period	$20.63	$22.28	$18.35	$15.58	$18.29

Total Return	–6.05%	23.26%	20.14%	–13.54%	15.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,203	$2,284	$1,754	$1,507	$1,789
Ratio of Total Expenses to Average Net Assets[2]	0.46%	0.47%	0.49%	0.51%	0.51%
Ratio of Net Investment Income to
Average Net Assets	1.89%[1]	1.63%	1.89%	1.97%	1.59%
Portfolio Turnover Rate	24%	22%	29%	33%	40%

1 Net investment income per share and the ratio of net investment income to average net assets include $.061 and 0.28%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.04%, 0.04%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Notes to Financial Statements

Vanguard International Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The portfolio enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the

Vanguard International Portfolio

portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended December 31, 2014, the portfolio’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The portfolio’s average investment in forward currency contracts represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Vanguard International Portfolio

B. Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index ex USA. The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended December 31, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, before an increase of $754,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At December 31, 2014, the portfolio had contributed capital of $218,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	127,282	26,540	—
Common Stocks—Other	140,088	1,803,469	4,500
Preferred Stocks	—	249	—
Temporary Cash Investments	116,659	7,399	—
Futures Contracts—Assets[1]	98	—	—
Futures Contracts—Liabilities[1]	(6)	—	—
Forward Currency Contracts—Assets	—	23	—
Forward Currency Contracts—Liabilities	—	(1,180)	—
Total	384,121	1,836,500	4,500
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $27,353,000 based on Level 1 inputs were transferred from Level 2 during the fiscal year. Additionally, based on values on the date of transfer, securities valued at $21,532,000 based on Level 2 inputs were transferred from Level 1 during the fiscal year.

E. At December 31, 2014, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	98	23	121
Liabilities	(6)	(1,180)	(1,186)

Vanguard International Portfolio

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2014, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	4,129	—	4,129
Forward Currency Contracts	—	(6,830)	(6,830)
Realized Net Gain (Loss) on Derivatives	4,129	(6,830)	(2,701)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(697)	—	(697)
Forward Currency Contracts	—	(1,185)	(1,185)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(697)	(1,185)	(1,882)

At December 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	March 2015	665	25,211	1,127
FTSE 100 Index	March 2015	222	22,578	1,073
Topix Index	March 2015	169	19,839	16
S&P ASX 200 Index	March 2015	91	10,022	446
				2,662

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At December 31, 2014, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
		Contract				Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America, N.A.	3/25/15	EUR	16,810	USD	21,042	(685)
UBS AG	3/25/15	GBP	12,740	USD	20,024	(181)
Bank of America, N.A.	3/17/15	JPY	1,497,635	USD	12,605	(93)
Deutsche Bank AG	3/17/15	JPY	1,189,810	USD	9,999	(59)
BNP Paribas	3/24/15	AUD	9,724	USD	7,956	(66)
UBS AG	3/17/15	JPY	308,640	USD	2,608	(29)
BNP Paribas	3/25/15	EUR	1,773	USD	2,160	(13)
UBS AG	3/25/15	EUR	1,323	USD	1,650	(48)
UBS AG	3/25/15	GBP	1,052	USD	1,636	3
UBS AG	3/24/15	AUD	1,978	USD	1,611	(6)
BNP Paribas	3/17/15	USD	5,359	JPY	639,000	20
						(1,157)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Vanguard International Portfolio

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2014, the portfolio realized net foreign currency losses of $218,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The portfolio used a capital loss carryforward of $71,226,000 to offset taxable capital gains realized during the year ended December 31, 2014, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2014, the portfolio had $41,933,000 of ordinary income and $34,763,000 of long-term capital gains available for distribution.

At December 31, 2014, the cost of investment securities for tax purposes was $1,937,976,000. Net unrealized appreciation of investment securities for tax purposes was $288,210,000, consisting of unrealized gains of $441,196,000 on securities that had risen in value since their purchase and $152,986,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2014, the portfolio purchased $630,571,000 of investment securities and sold $518,373,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	13,861	16,910
Issued in Lieu of Cash Distributions	1,495	1,537
Redeemed	(11,123)	(11,477)
Net Increase (Decrease) in Shares Outstanding	4,233	6,970

At December 31, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 37% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

Vanguard International Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of International Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2015

\
Special 2014 tax information (unaudited) for corporate shareholders only for Vanguard
International Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2014, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio designates to shareholders foreign source income of $37,853,000 and foreign taxes paid of $1,913,000.

Vanguard International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	6/30/2014	12/31/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$918.93	$2.22
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.89	2.35

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.46%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Moderate Allocation Portfolio

Despite periods of volatility, U.S. stocks and bonds finished 2014 with healthy returns. International stocks didn’t fare as well. For the fiscal year ended December 31, 2014, Vanguard Moderate Allocation Portfolio returned 7.03%, in line with its composite benchmark index and well ahead of the average return of peers.

The table below shows the returns of your portfolio and its comparative standards for the past year. For additional perspective, we also present their annualized returns since the portfolio’s inception. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

U.S. markets had a good year; international stocks struggled

The Moderate Allocation Portfolio, as a “fund of funds,” seeks to capture the returns of its benchmark by investing in a combination of Vanguard Variable Insurance Fund (VVIF) portfolios and Vanguard index funds. Although the exact percentages may vary, the portfolio targets an asset allocation of approximately 60% stocks and 40% bonds. Its holdings consist of VVIF Equity Index Portfolio (34%), VVIF Total Bond Market Index Portfolio (32%), Vanguard Total International Stock Index Fund (18%), Vanguard Extended Market Index Fund (8%), and Vanguard Total International Bond Index Fund (8%).

U.S. large-capitalization stocks handsomely outpaced their small-cap brethren during the 12 months. Accordingly, VVIF Equity Index Portfolio, which holds larger-company stocks, returned about 13.5%. Vanguard Extended Market Index Fund, which focuses on small- and mid-cap stocks, returned about 7.5%.

Two sectors had an outsized impact. Technology firms were powered by increased corporate spending and a surge in mobile device sales. And health care companies benefited from new product development and mergers and acquisitions.

Not surprisingly, the energy sector was hurt by tumbling oil prices, which made it the only industry to record a negative return.

International stocks returned about –3% in dollar terms. Their performance was hurt as many foreign currencies weakened against the U.S. dollar.

The Total Bond Market Index Portfolio, which encompasses most of the U.S. bond market, returned 5.89%. Intermediate-and long-term yields drifted lower, which boosted bond prices, as any acceleration in inflation appeared more distant.

Vanguard Total International Bond Index Fund returned 8.83% as investors preferred the less volatile sanctuary of fixed income investments.

The portfolio’s long-term record shows the benefit of low costs

In the period since its inception on October 19, 2011, the Moderate Allocation Portfolio returned 11.31% on an average annual basis, very close to the result of its target benchmark. It exceeded the return of its peers by about a full percentage point.

Total Returns
		October 19, 2011[1]
		through
		December 31, 2014
	Year Ended	Average
	December 31, 2014	Annual Return
Vanguard Moderate Allocation Portfolio	7.03%	11.31%
Moderate Allocation Composite Index [2]	7.31	11.50
Variable Insurance Mixed-Asset Target Allocation
Moderate Funds Average [3]	5.55	10.29

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Mixed-Asset
		Target Allocation
	Acquired Fund Fees	Moderate
	and Expenses[4]	Funds Average[5]
Moderate Allocation Portfolio	0.19%	0.91%

1 Portfolio inception.
2 Weighted 42% S&P Total Market Index, 32% Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index
(USD Hedged) as of June 3, 2013. Previously, the composite was weighted 42% S&P Total Market Index, 40% Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
4 This figure—drawn from the prospectus dated April 30, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds
(the “acquired” funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal year ended
December 31, 2014, the annualized acquired fund fees and expenses were 0.19%.
5 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Moderate Allocation Portfolio

Portfolio Profile
As of December 31, 2014

Total Portfolio Characteristics

Yield[1]	2.2%
Acquired Fund Fees and Expenses[2]	0.19%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	33.6%
Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	32.4
Vanguard Total International Stock Index
Fund Investor Shares	17.9
Vanguard Extended Market Index Fund
Investor Shares	8.2
Vanguard Total International Bond Index
Fund Investor Shares	7.9

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 30, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired”
funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2014, the annualized acquired fund fees and expenses were 0.19%.

Vanguard Moderate Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: October 19, 2011–December 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended December 31, 2014		of a $10,000
	One Year	Since Inception[1]	Investment
Moderate Allocation Portfolio	7.03%	11.31%	$14,090
Moderate Allocation Composite Index[2]	7.31	11.50	14,167
Variable Insurance Mixed-Asset Target
Moderate Funds Average[3]	5.55	10.29	13,683
Dow Jones U.S. Total Stock Market
Float Adjusted Index	12.47	20.74	18,278

Fiscal-Year Total Returns (%): October 19, 2011–December 31, 2014

1 October 19, 2011.
2 Weighted 42% S&P Total Market Index, 32% Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index
(USD Hedged) as of June 3, 2013. Previously, the composite was weighted 42% S&P Total Market Index, 40% Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Moderate Allocation Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Funds (41.7%)
Vanguard Variable Insurance Fund—Equity Index Portfolio	1,927,499	66,383
Vanguard Extended Market Index Fund Investor Shares	243,990	16,257
		82,640
International Stock Fund (17.9%)
Vanguard Total International Stock Index Fund Investor Shares	2,283,550	35,509

U.S. Bond Fund (32.4%)
Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio	5,323,462	64,254

International Bond Fund (7.9%)
Vanguard Total International Bond Index Fund Investor Shares	1,477,797	15,680
Total Investment Companies (Cost $182,577)		198,083
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.126% (Cost $117)	117,226	117
Total Investments (100.0%) (Cost $182,694)		198,200
Other Assets and Liabilities (0.0%)
Liabilities		(85)
Net Assets (100%)
Applicable to 7,438,614 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		198,115
Net Asset Value Per Share		$26.63

At December 31, 2014, net assets consisted of:
		Amount
		($000)
Paid-in Capital		176,219
Undistributed Net Investment Income		3,307
Accumulated Net Realized Gains		3,083
Unrealized Appreciation (Depreciation)		15,506
Net Assets		198,115

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Moderate Allocation Portfolio

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Income Distributions Received	3,320
Net Investment Income—Note B	3,320
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,097
Affiliated Investment Securities Sold	2,001
Realized Net Gain (Loss)	3,098
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	4,621
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,039

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,320	2,038
Realized Net Gain (Loss)	3,098	2,659
Change in Unrealized Appreciation (Depreciation)	4,621	8,874
Net Increase (Decrease) in Net Assets Resulting from Operations	11,039	13,571
Distributions
Net Investment Income	(2,047)	(822)
Realized Capital Gain[1]	(2,650)	(789)
Total Distributions	(4,697)	(1,611)
Capital Share Transactions
Issued	68,329	71,567
Issued in Lieu of Cash Distributions	4,697	1,611
Redeemed	(14,549)	(15,083)
Net Increase (Decrease) from Capital Share Transactions	58,477	58,095
Total Increase (Decrease)	64,819	70,055
Net Assets
Beginning of Period	133,296	63,241
End of Period[2]	198,115	133,296

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $360,000 and $352,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,307,000 and $2,034,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Moderate Allocation Portfolio

Financial Highlights

				Oct. 19,
	Year Ended			2011[1] to
	December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$25.72	$22.82	$20.47	$20.00
Investment Operations
Net Investment Income	. 521[2]	.505[2]	.487[2]	.300[2]
Capital Gain Distributions Received	.172 [2]	. 263 [2]	. 276 [2]	—
Net Realized and Unrealized Gain (Loss) on Investments	1.066	2.612	1.657	.170
Total from Investment Operations	1.759	3.380	2.420	.470
Distributions
Dividends from Net Investment Income	(.370)	(.245)	(.064)	—
Distributions from Realized Capital Gains	(.479)	(.235)	(.006)	—
Total Distributions	(.849)	(.480)	(.070)	—
Net Asset Value, End of Period	$26.63	$25.72	$22.82	$20.47

Total Return	7.03%	15.02%	11.84%	2.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$198	$133	$63	$13
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.19%	0.19%	0.20%	0.20%[3]
Ratio of Net Investment Income to Average Net Assets	2.00%	2.08%	2.21%	1.24%[3]
Portfolio Turnover Rate	9%	21%	12%	2%
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Moderate Allocation Portfolio

Notes to Financial Statements

Vanguard Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each portfolio is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the year ended December 31, 2014, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2014, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

Vanguard Moderate Allocation Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2014, the portfolio had $3,478,000 of ordinary income and $2,912,000 of long-term captal gains available for distribution.

At December 31, 2014, the cost of investment securities for tax purposes was $182,694,000. Net unrealized appreciation of investment securities for tax purposes was $15,506,000, consisting of unrealized gains of $15,939,000 on securities that had risen in value since their purchase and $433,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	2,629	2,965
Issued in Lieu of Cash Distributions	186	69
Redeemed	(558)	(623)
Net Increase (Decrease) in Shares Outstanding	2,257	2,411

F. Transactions during the year in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Dec. 31,		Proceeds			Dec. 31,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended Market
Index Fund	11,555	6,384	2,582	188	—	16,257
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	117
Vanguard Total International
Bond Index Fund	10,353	4,447	—	202	—	15,680
Vanguard Total International
Stock Index Fund	24,077	15,295	1,291	946	—	35,509
Vanguard Variable Insurance
Fund—Equity Index Portfolio	45,139	17,801	2,321	842	931	66,383
Vanguard Variable Insurance
Fund—Total Bond Market
Index Portfolio	42,253	28,646	8,295	1,142	166	64,254
Total	133,377	72,573	14,489	3,320	1,097	198,200

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Moderate Allocation Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Moderate Allocation Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2015

Special 2014 tax information (unaudited) for corporate shareholders only for Vanguard
Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2014, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $2,292,000 as capital gain dividends (from net long-term capital gains)
to shareholders during the fiscal year.

For corporate shareholders, 27.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Moderate Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Moderate Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Moderate Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Moderate Allocation Portfolio	6/30/2014	12/31/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,013.32	$0.96
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.25	0.97

1 The calculations are based on the Moderate Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Moderate Allocation Portfolio’s annualized expense figure for that period is 0.19%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Mid-Cap Index Portfolio

In another strong year for U.S. equities, mid-capitalization stocks were among the standout performers. Small-caps, meanwhile, didn’t keep pace with the broader market, which ended 2014 at a near-record level.

In this environment, Vanguard Mid-Cap Index Portfolio returned 13.59% for the fiscal year ended December 31, 2014, in line with its target index and well ahead of the average return of peers.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Nearly every sector did well as the U.S. economy expanded

Vanguard Mid-Cap Index Portfolio posted gains in nine of the market’s ten industry sectors. Two had an outsized impact. Telecommunications firms were powered by increased corporate spending and a surge in mobile device sales. And health care companies benefited from new product development, mergers and acquisitions, and strategic alliances among pharmaceutical and biotech-nology companies.

Improvement in the employment situation and increased consumer confidence boosted the economy as well, helping the consumer discretionary and consumer staples sectors. Falling gas prices also made it easier for consumers to open their wallets for everything from clothing to entertainment.

Utilities—a small, often unheralded sector—did especially well as the severe winter led to increased earnings and lower interest rates sent investors searching for higher yields.

Not surprisingly, the energy sector was hurt by tumbling oil prices, recording the only negative return among industry groups.

The portfolio’s long-term record shows the benefit of low costs

Vanguard Mid-Cap Index Portfolio generated an average annual return of 9.38% for the decade. The portfolio met its objective of closely tracking its benchmark index and exceeded the average returns of its peers by nearly a full percentage point.

The close index tracking is all the more impressive when you remember that those ten years included the financial crisis and global recession of 2008–2009, which sent markets reeling. Vanguard Equity Investment Group, the portfolio’s advisor, deserves credit for its success in tracking the benchmark. The advisor was helped by the portfolio’s low expenses, which are far below the average for its peer group.

Whether gains continue or not, focus on timeless principles

Volatility, which had diminished across most of the U.S. stock market over the past several years, reappeared in the latter part of 2014. Nonetheless, U.S. stocks posted their sixth consecutive positive year of returns, with five of those exceeding the market’s historical average. As shown below, Vanguard Mid-Cap Index Portfolio’s ten-year record is more modest than the sizable annual gains seen recently, a reminder that equities can endure periods of negative or subpar returns.

But whether the market continues to perform well or turns downward, we believe that following four timeless, straightforward principles can help put you on the right track toward investment success:

• Goals. Create clear, appropriate
investment goals.

• Balance. Develop a suitable asset
allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and
long-term discipline.

All four principles are essential, and the order in which they’re listed is intentional. Every good investment plan begins with a clearly defined goal, which sets the foundation for building your portfolio. (You can read more about our principles in Vanguard’s Principles for Investment Success, available at vanguard.com/ research.)

Total Returns
	Ten Years Ended
	December 31, 2014
	Year Ended	Average
	December 31, 2014	Annual Return
Vanguard Mid-Cap Index Portfolio	13.59%	9.38%
Spliced Mid Cap Index[1]	13.83	9.50
Variable Insurance Mid-Cap Core Funds Average[2]	9.06	8.46

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mid-Cap Core
	Portfolio	Funds Average
Mid-Cap Index Portfolio	0.25%	0.82%

1 MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the portfolio’s expense ratio was 0.24%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Mid-Cap Index Portfolio

Portfolio Profile
As of December 31, 2014

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	373	374	3,776
Median Market Cap	$11.1B	$11.1B	$48.1B
Price/Earnings Ratio	24.7x	24.6x	20.6x
Price/Book Ratio	2.8x	2.8x	2.7x
Yield[3]	1.1%	1.4%	1.9%
Return on Equity	16.4%	16.0%	17.8%
Earnings Growth Rate	14.8%	14.8%	15.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	16%	—	—
Expense Ratio[4]	0.25%	—	—
Short-Term Reserves	–0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Spliced Target Index[5]	Broad Index[2]
R-Squared	1.00	0.94
Beta	1.00	1.08

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Basic Materials	4.3%	4.3%	2.8%
Consumer Goods	14.3	14.3	9.9
Consumer Services	14.5	14.5	13.6
Financials	17.5	17.6	19.0
Health Care	9.1	9.1	13.5
Industrials	16.5	16.4	12.6
Oil & Gas	5.7	5.7	7.5
Technology	11.5	11.5	15.8
Telecommunications	1.2	1.2	2.0
Utilities	5.4	5.4	3.3

Ten Largest Holdings[6] (% of total net assets)

Health Care REIT Inc.	Specialty REITs	0.8%
United Continental
Holdings Inc.	Airlines	0.7
AvalonBay
Communities Inc.	Residential REITs	0.7
Delphi Automotive plc	Auto Parts	0.7
L Brands Inc.	Apparel Retailers	0.7
Sherwin-Williams Co.	Building Materials
	& Fixtures	0.7
Chipotle Mexican	Restaurants
Grill Inc.	& Bars	0.6
Mylan Inc.	Pharmaceuticals	0.6
Seagate Technology plc	Computer Hardware	0.6
Moody’s Corp.	Specialty Finance	0.6
Top Ten		6.7%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 CRSP US Mid Cap Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the Mid-Cap Index Portfolio’s expense ratio was 0.24%.
5 Spliced Mid-Cap Index: MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2004–December 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2014			of a $10,000
	One Year	Five Years	Ten Years	Investment
Mid-Cap Index Portfolio	13.59%	16.87%	9.38%	$24,503
Spliced Mid-Cap Index[1]	13.83	17.10	9.50	24,777
Variable Insurance Mid-Cap Core
Funds Average[2]	9.06	15.42	8.46	22,524
Dow Jones U.S. Total Stock Market
Float Adjusted Index	12.47	15.72	8.09	21,779

Fiscal Year Total Returns (%): December 31, 2004–December 31, 2014

1 MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Mid-Cap Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)[1]
Basic Materials (4.3%)
	Alcoa Inc.	488,264	7,710
	Sigma-Aldrich Corp.	49,394	6,780
	CF Industries Holdings Inc.	20,606	5,616
	Eastman Chemical Co.	55,437	4,206
	Celanese Corp. Class A	63,491	3,807
	Ashland Inc.	28,800	3,449
	International Flavors &
	Fragrances Inc.	33,633	3,409
	CONSOL Energy Inc.	95,350	3,224
	Airgas Inc.	27,777	3,199
	FMC Corp.	55,112	3,143
*	WR Grace & Co.	29,067	2,773
	Avery Dennison Corp.	37,754	1,959
	Huntsman Corp.	85,695	1,952
	Newmont Mining Corp.	102,975	1,946
	Albemarle Corp.	32,364	1,946
	Reliance Steel & Aluminum
	Co.	30,656	1,878
	Westlake Chemical Corp.	16,402	1,002
	Peabody Energy Corp.	55,973	433
			58,432
Consumer Goods (14.3%)
	Delphi Automotive plc	122,661	8,920
*	Monster Beverage Corp.	62,551	6,777
	Keurig Green Mountain Inc.	50,347	6,666
*	Constellation Brands Inc.
	Class A	66,721	6,550
	Genuine Parts Co.	60,252	6,421
	ConAgra Foods Inc.	176,014	6,386
	Whirlpool Corp.	32,297	6,257
	Harley-Davidson Inc.	88,745	5,849
	Dr Pepper Snapple Group
	Inc.	80,566	5,775
*	Electronic Arts Inc.	122,429	5,756
	Clorox Co.	53,676	5,594
	Bunge Ltd.	57,220	5,202
	BorgWarner Inc.	94,208	5,177
	Tyson Foods Inc. Class A	126,602	5,075
*	Under Armour Inc. Class A	72,920	4,951
	Ralph Lauren Corp. Class A	25,487	4,719
*	TRW Automotive Holdings
	Corp.	45,758	4,706
	Hanesbrands Inc.	41,388	4,620
	Molson Coors Brewing Co.
	Class B	60,274	4,492
	PVH Corp.	34,147	4,377
	Church & Dwight Co. Inc.	55,451	4,370
	Mattel Inc.	140,386	4,344
	Coach Inc.	114,239	4,291
	Newell Rubbermaid Inc.	112,057	4,268
	JM Smucker Co.	39,974	4,037
*	Mohawk Industries Inc.	25,669	3,988
	Coca-Cola Enterprises Inc.	90,156	3,987
	Polaris Industries Inc.	24,706	3,736
*	Jarden Corp.	75,515	3,616
	DR Horton Inc.	136,009	3,440

	McCormick & Co. Inc.	46,010	3,419
	Energizer Holdings Inc.	25,676	3,301
	Lear Corp.	32,781	3,215
*	LKQ Corp.	112,655	3,168
	Lennar Corp. Class A	67,348	3,018
	PulteGroup Inc.	138,323	2,968
	Leucadia National Corp.	129,325	2,899
	Hormel Foods Corp.	54,417	2,835
	Hasbro Inc.	46,870	2,577
*	WABCO Holdings Inc.	24,412	2,558
*	NVR Inc.	1,613	2,057
*	lululemon athletica Inc.	35,086	1,957
*	Fossil Group Inc.	16,856	1,867
	Avon Products Inc.	179,450	1,685
*	Pilgrim’s Pride Corp.	21,422	702
	Coty Inc. Class A	32,352	668
	Herbalife Ltd.	13,207	498
*	GoPro Inc. Class A	6,431	407
	Lennar Corp. Class B	4,820	174
			194,320
Consumer Services (14.5%)
*	United Continental
	Holdings Inc.	152,861	10,225
	L Brands Inc.	102,915	8,907
*	Chipotle Mexican Grill Inc.
	Class A	12,845	8,793
	Ross Stores Inc.	82,644	7,790
	AmerisourceBergen Corp.
	Class A	86,109	7,764
*	O’Reilly Automotive Inc.	39,919	7,689
	Marriott International Inc.	82,188	6,413
*	CarMax Inc.	89,299	5,946
*	Dollar Tree Inc.	80,993	5,700
*	Charter Communications
	Inc. Class A	33,953	5,657
	Nielsen NV	126,299	5,649
	Royal Caribbean Cruises Ltd.	59,958	4,942
	Tiffany & Co.	45,482	4,860
	Advance Auto Parts Inc.	30,194	4,809
	Staples Inc.	265,029	4,802
	Best Buy Co. Inc.	123,109	4,799
	Nordstrom Inc.	59,709	4,740
	Tractor Supply Co.	56,369	4,443
*	Dollar General Corp.	62,721	4,434
	Wyndham Worldwide Corp.	51,145	4,386
	Signet Jewelers Ltd.	33,213	4,370
*	Hertz Global Holdings Inc.	166,953	4,164
	H&R Block Inc.	114,035	3,841
*	Discovery Communications
	Inc.	113,153	3,816
	Interpublic Group of Cos.
	Inc.	173,250	3,598
	Expedia Inc.	40,119	3,425
*	TripAdvisor Inc.	45,708	3,413
	Safeway Inc.	95,564	3,356
	PetSmart Inc.	41,065	3,338
*	MGM Resorts International	152,107	3,252

*	Ulta Salon Cosmetics &
	Fragrance Inc.	25,354	3,241
	Family Dollar Stores Inc.	40,154	3,181
*	News Corp. Class A	202,453	3,177
*	IHS Inc. Class A	26,759	3,047
	Darden Restaurants Inc.	49,536	2,904
	Williams-Sonoma Inc.	34,836	2,636
*	Liberty Interactive Corp.
	Class A	87,668	2,579
	Scripps Networks
	Interactive Inc. Class A	31,987	2,408
	FactSet Research Systems
	Inc.	16,455	2,316
*	Discovery Communications
	Inc. Class A	61,329	2,113
	Aramark	62,975	1,962
*	AutoNation Inc.	30,571	1,847
	Foot Locker Inc.	29,747	1,671
*	Sprouts Farmers Market
	Inc.	43,716	1,486
*	Urban Outfitters Inc.	41,584	1,461
*	Norwegian Cruise Line
	Holdings Ltd.	29,296	1,370
*	Hyatt Hotels Corp. Class A	15,324	923
	Extended Stay America Inc.	21,080	407
*	zulily Inc. Class A	9,712	227
			198,277
Financials (17.6%)
	Health Care REIT Inc.	135,711	10,269
	AvalonBay Communities
	Inc.	54,677	8,934
	Moody’s Corp.	86,487	8,286
	Hartford Financial Services
	Group Inc.	178,767	7,453
	Principal Financial Group
	Inc.	121,656	6,319
	Lincoln National Corp.	107,646	6,208
	M&T Bank Corp.	49,253	6,187
	Regions Financial Corp.	570,136	6,021
	Essex Property Trust Inc.	26,483	5,471
	KeyCorp	358,832	4,988
*	Affiliated Managers Group
	Inc.	23,026	4,887
	Macerich Co.	58,171	4,852
	SL Green Realty Corp.	40,065	4,769
	Realty Income Corp.	92,307	4,404
	Annaly Capital
	Management Inc.	392,570	4,244
	Kimco Realty Corp.	161,977	4,072
	Equifax Inc.	49,835	4,030
*	CBRE Group Inc. Class A	117,211	4,014
*	Ally Financial Inc.	168,862	3,989
	Western Union Co.	216,509	3,878
	Federal Realty Investment
	Trust	28,158	3,758
	FNF Group	109,033	3,756
*	Markel Corp.	5,483	3,744
	Digital Realty Trust Inc.	56,180	3,725

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	XL Group plc Class A	106,985	3,677
	Navient Corp.	169,923	3,672
	Unum Group	104,285	3,637
	CIT Group Inc.	75,826	3,627
	Huntington Bancshares Inc.	337,372	3,549
	Comerica Inc.	74,487	3,489
	American Realty Capital
	Properties Inc.	383,128	3,467
	Voya Financial Inc.	81,391	3,449
	Cincinnati Financial Corp.	64,178	3,326
	UDR Inc.	105,808	3,261
	American Capital Agency
	Corp.	146,143	3,190
	Plum Creek Timber Co. Inc.	72,918	3,120
	Raymond James Financial
	Inc.	52,672	3,018
*	Arch Capital Group Ltd.	50,880	3,007
	First Republic Bank	57,039	2,973
	Willis Group Holdings plc	66,054	2,960
	Torchmark Corp.	53,353	2,890
	Iron Mountain Inc.	71,974	2,783
	New York Community
	Bancorp Inc.	173,665	2,779
	Jones Lang LaSalle Inc.	18,518	2,776
*	Realogy Holdings Corp.	60,391	2,687
	Lazard Ltd. Class A	53,253	2,664
	Alexandria Real Estate
	Equities Inc.	29,766	2,641
	Camden Property Trust	35,719	2,637
	SEI Investments Co.	62,148	2,488
	Reinsurance Group of
	America Inc. Class A	28,367	2,486
	Everest Re Group Ltd.	14,120	2,405
	Zions Bancorporation	83,793	2,389
	NASDAQ OMX Group Inc.	48,706	2,336
	Legg Mason Inc.	42,366	2,261
	PartnerRe Ltd.	19,316	2,205
	WR Berkley Corp.	42,121	2,159
	MSCI Inc. Class A	44,163	2,095
	Axis Capital Holdings Ltd.	40,142	2,051
	Hudson City Bancorp Inc.	196,496	1,989
	People’s United Financial
	Inc.	127,617	1,937
*	Genworth Financial Inc.
	Class A	205,106	1,743
	LPL Financial Holdings Inc.	34,837	1,552
*	Alleghany Corp.	3,151	1,460
	Brixmor Property Group Inc.	48,947	1,216
	Assurant Inc.	14,464	990
	Santander Consumer USA
	Holdings Inc.	43,438	852
	Rayonier Inc.	26,107	729
*	LendingClub Corp.	22,202	562
			239,442
Health Care (9.1%)
*	Mylan Inc.	155,067	8,741
*	Boston Scientific Corp.	549,440	7,280
*	DaVita HealthCare Partners
	Inc.	84,605	6,408
*	Vertex Pharmaceuticals Inc.	49,831	5,920
*	Edwards Lifesciences Corp.	44,319	5,645
*	BioMarin Pharmaceutical
	Inc.	61,154	5,528
	CR Bard Inc.	31,033	5,171
*	CareFusion Corp.	84,465	5,012
	Perrigo Co. plc	28,909	4,832
*	Mallinckrodt plc	48,063	4,760
*	Henry Schein Inc.	34,888	4,750
*	Incyte Corp.	63,038	4,609
*	Endo International plc	60,502	4,363

*	Hospira Inc.	70,160	4,297
	Universal Health Services
	Inc. Class B	37,926	4,220
	Quest Diagnostics Inc.	59,751	4,007
*	Jazz Pharmaceuticals plc	23,827	3,901
*	Laboratory Corp. of America
	Holdings	35,085	3,786
*	Waters Corp.	32,867	3,705
*	Varian Medical Systems Inc.	41,425	3,584
	ResMed Inc.	57,658	3,232
	DENTSPLY International Inc.	58,467	3,115
*	Pharmacyclics Inc.	25,055	3,063
*	IDEXX Laboratories Inc.	19,780	2,933
*	Hologic Inc.	97,874	2,617
*	Envision Healthcare
	Holdings Inc.	53,087	1,842
	Patterson Cos. Inc.	36,608	1,761
*	Quintiles Transnational
	Holdings Inc.	28,986	1,706
*	Medivation Inc.	15,221	1,516
*	Salix Pharmaceuticals Ltd.	12,622	1,451
*	Intercept Pharmaceuticals
	Inc.	2,605	406
			124,161
Industrials (16.4%)
	Sherwin-Williams Co.	33,793	8,889
	Fidelity National Information
	Services Inc.	117,530	7,310
*	Alliance Data Systems Corp.	25,162	7,198
*	Fiserv Inc.	101,044	7,171
	Amphenol Corp. Class A	128,258	6,902
	WW Grainger Inc.	25,421	6,480
	Roper Industries Inc.	41,423	6,476
	Kansas City Southern	45,781	5,587
	AMETEK Inc.	101,915	5,364
	Fastenal Co.	110,517	5,256
	Pentair plc	77,456	5,145
	Rockwell Collins Inc.	55,090	4,654
*	Stericycle Inc.	35,148	4,607
	CH Robinson Worldwide
	Inc.	60,470	4,529
	Pall Corp.	44,316	4,485
*	FleetCor Technologies Inc.	29,576	4,398
	Textron Inc.	102,950	4,335
*	United Rentals Inc.	41,265	4,209
	TransDigm Group Inc.	20,631	4,051
	L-3 Communications
	Holdings Inc.	31,722	4,004
*	Verisk Analytics Inc. Class A	61,569	3,943
	Fluor Corp.	64,720	3,924
	Ball Corp.	56,598	3,858
	Masco Corp.	147,594	3,719
*	Sensata Technologies
	Holding NV	69,984	3,668
	Vulcan Materials Co.	54,440	3,578
*	Mettler-Toledo International
	Inc.	11,826	3,577
	Rock-Tenn Co. Class A	58,112	3,544
	Sealed Air Corp.	83,157	3,528
	Expeditors International of
	Washington Inc.	75,853	3,384
	Flowserve Corp.	56,332	3,370
	Wabtec Corp.	37,954	3,298
	Towers Watson & Co.
	Class A	28,919	3,273
	JB Hunt Transport Services
	Inc.	38,742	3,264
	Robert Half International
	Inc.	53,545	3,126
	Xerox Corp.	224,220	3,108

	MeadWestvaco Corp.	68,897	3,058
	Cintas Corp.	38,821	3,045
*	Crown Holdings Inc.	57,369	2,920
	Martin Marietta Materials
	Inc.	26,446	2,918
	Xylem Inc.	75,140	2,861
*	Trimble Navigation Ltd.	106,972	2,839
	ADT Corp.	72,127	2,613
*	B/E Aerospace Inc.	43,561	2,527
*	Quanta Services Inc.	87,732	2,491
	Allison Transmission
	Holdings Inc.	73,318	2,485
	Avnet Inc.	56,783	2,443
*	Jacobs Engineering Group
	Inc.	53,938	2,410
*	Arrow Electronics Inc.	39,984	2,315
	Hubbell Inc. Class B	21,450	2,292
	ManpowerGroup Inc.	32,813	2,237
	Donaldson Co. Inc.	57,095	2,206
	FLIR Systems Inc.	58,467	1,889
	Joy Global Inc.	40,500	1,884
	Chicago Bridge & Iron Co.
	NV	44,769	1,879
*	Colfax Corp.	35,774	1,845
	MDU Resources Group Inc.	76,209	1,791
	Owens Corning	46,184	1,654
	Fortune Brands Home &
	Security Inc.	32,523	1,472
*	Owens-Illinois Inc.	34,099	920
	AGCO Corp.	16,131	729
	SPX Corp.	7,623	655
*	KLX Inc.	10,830	447
			224,037
Oil & Gas (5.7%)
*	Cheniere Energy Inc.	88,324	6,218
	Cabot Oil & Gas Corp.	171,151	5,068
	EQT Corp.	62,631	4,741
*	Concho Resources Inc.	46,885	4,677
	Tesoro Corp.	52,347	3,892
	Cimarex Energy Co.	36,147	3,832
	Range Resources Corp.	66,427	3,551
	Murphy Oil Corp.	69,678	3,520
*	Weatherford International
	plc	288,496	3,303
	HollyFrontier Corp.	81,105	3,040
	OGE Energy Corp.	82,303	2,920
	Ensco plc Class A	96,740	2,897
	Helmerich & Payne Inc.	42,479	2,864
	Transocean Ltd.	142,118	2,605
*	Dresser-Rand Group Inc.	31,657	2,590
	Oceaneering International
	Inc.	43,514	2,559
*	Whiting Petroleum Corp.	68,793	2,270
*	FMC Technologies Inc.	48,342	2,264
	Core Laboratories NV	18,067	2,174
*	Cameron International Corp.	40,800	2,038
*	Southwestern Energy Co.	72,947	1,991
	Energen Corp.	30,255	1,929
	Noble Corp. plc	104,045	1,724
	Diamond Offshore Drilling
	Inc.	28,434	1,044
*	Antero Resources Corp.	21,667	879
	QEP Resources Inc.	37,180	752
	Nabors Industries Ltd.	56,731	736
*	Cobalt International Energy
	Inc.	68,025	605
	Denbury Resources Inc.	72,748	591
	SM Energy Co.	13,887	536
			77,810

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
Technology (11.5%)
	Seagate Technology plc	128,813	8,566
*	Cerner Corp.	127,363	8,235
	Skyworks Solutions Inc.	79,053	5,748
*	Autodesk Inc.	94,127	5,653
*	Red Hat Inc.	77,794	5,379
	Avago Technologies Ltd.
	Class A	52,469	5,278
	Lam Research Corp.	65,888	5,228
	Equinix Inc.	22,752	5,159
	Western Digital Corp.	45,603	5,048
	KLA-Tencor Corp.	68,138	4,791
	Xilinx Inc.	109,567	4,743
	Altera Corp.	126,310	4,666
	Linear Technology Corp.	98,875	4,509
	SanDisk Corp.	45,788	4,486
*	Catamaran Corp.	85,969	4,449
*	Akamai Technologies Inc.	70,070	4,412
	NVIDIA Corp.	213,900	4,289
*	Citrix Systems Inc.	66,692	4,255
*	F5 Networks Inc.	30,534	3,984
	Juniper Networks Inc.	170,299	3,801
*	ServiceNow Inc.	55,186	3,744
	Maxim Integrated Products
	Inc.	117,267	3,737
	Computer Sciences Corp.	58,279	3,674
	Microchip Technology Inc.	79,155	3,571
*	Workday Inc. Class A	41,029	3,348
*	ANSYS Inc.	37,984	3,115
	Harris Corp.	43,226	3,104
*	Gartner Inc.	34,707	2,923
*	VeriSign Inc.	50,190	2,861
*	Synopsys Inc.	64,337	2,797
*	Teradata Corp.	63,466	2,772
	Garmin Ltd.	47,576	2,513
*	Splunk Inc.	42,086	2,481
	Marvell Technology Group
	Ltd.	169,898	2,463
*	Rackspace Hosting Inc.	47,495	2,223
*	Palo Alto Networks Inc.	14,132	1,732
*	NetSuite Inc.	14,328	1,564
*	Nuance Communications
	Inc.	105,591	1,507
*	FireEye Inc.	40,365	1,275
*	Cree Inc.	24,643	794
*,^ 3D Systems Corp.		21,803	717
*	IMS Health Holdings Inc.	27,458	704
*	Premier Inc. Class A	15,210	510
			156,808
Telecommunications (1.2%)
*	SBA Communications Corp.
	Class A	53,501	5,926
*	Level 3 Communications
	Inc.	111,393	5,501

Frontier Communications
Corp.	413,709	2,759
Windstream Holdings Inc.	248,917	2,051
		16,237
Utilities (5.3%)
Northeast Utilities	131,207	7,022
DTE Energy Co.	73,320	6,333
NiSource Inc.	130,849	5,551
Wisconsin Energy Corp.	93,439	4,928
Ameren Corp.	100,500	4,636
ONEOK Inc.	86,281	4,296
CenterPoint Energy Inc.	178,054	4,172
CMS Energy Corp.	114,405	3,976
American Water Works
Co. Inc.	74,346	3,963
NRG Energy Inc.	140,056	3,774
AES Corp.	265,902	3,661
* Calpine Corp.	161,467	3,573
SCANA Corp.	53,057	3,205
Pinnacle West Capital Corp.	45,669	3,120
Alliant Energy Corp.	45,873	3,047
Pepco Holdings Inc.	104,021	2,801
Integrys Energy Group Inc.	33,083	2,575
National Fuel Gas Co.	33,024	2,296
		72,929
Total Common Stocks
(Cost $1,000,115)		1,362,453
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.0%)
[2,3] Vanguard Market
Liquidity Fund, 0.126%	429,001	429

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.092%, 2/11/15	100,000	100
[6] Freddie Mac Discount
Notes, 0.050%, 1/14/15	500,000	500
		600
Total Temporary Cash Investments
(Cost $1,029)		1,029
Total Investments (100.0%)
(Cost $1,001,144)		1,363,482

Market
Value•
($000)
Other Assets and Liabilities (0.0%)
Other Assets	6,205
Liabilities[3]	(6,141)
64
Net Assets (100%)
Applicable to 60,625,857 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,363,546
Net Asset Value Per Share	$22.49

At December 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	913,399
Undistributed Net Investment Income	14,742
Accumulated Net Realized Gains	73,067
Unrealized Appreciation (Depreciation)
Investment Securities	362,338
Futures Contracts	—
Net Assets	1,363,546

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $427,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $429,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S.
Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Dividends	19,166
Interest[1]	6
Securities Lending	164
Total Income	19,336
Expenses
The Vanguard Group—Note B
Investment Advisory Services	205
Management and Administrative	2,473
Marketing and Distribution	238
Custodian Fees	56
Auditing Fees	32
Shareholders’ Reports	31
Trustees’ Fees and Expenses	1
Total Expenses	3,036
Net Investment Income	16,300
Realized Net Gain (Loss)
Investment Securities Sold	73,132
Futures Contracts	93
Realized Net Gain (Loss)	73,225
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	72,077
Futures Contracts	(52)
Change in Unrealized Appreciation
(Depreciation)	72,025
Net Increase (Decrease) in Net Assets
Resulting from Operations	161,550

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,300	11,602
Realized Net Gain (Loss)	73,225	45,861
Change in Unrealized Appreciation (Depreciation)	72,025	238,190
Net Increase (Decrease) in Net Assets Resulting from Operations	161,550	295,653
Distributions
Net Investment Income	(11,574)	(10,450)
Realized Capital Gain [2]	(45,832)	(32,655)
Total Distributions	(57,406)	(43,105)
Capital Share Transactions
Issued	223,561	202,453
Issued in Lieu of Cash Distributions	57,406	43,105
Redeemed	(193,742)	(146,175)
Net Increase (Decrease) from Capital Share Transactions	87,225	99,383
Total Increase (Decrease)	191,369	351,931
Net Assets
Beginning of Period	1,172,177	820,246
End of Period[3]	1,363,546	1,172,177

1 Interest income from an affiliated company of the portfolio was $5,000.
2 Includes fiscal 2014 and 2013 short-term gain distributions totaling $17,071,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $14,742,000 and $10,016,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$20.77	$16.13	$14.49	$14.93	$12.02
Investment Operations
Net Investment Income	.266	.203	.205	.172	.150
Net Realized and Unrealized Gain (Loss)
on Investments	2.446	5.262	2.071	(.462)	2.881
Total from Investment Operations	2.712	5.465	2.276	(.290)	3.031
Distributions
Dividends from Net Investment Income	(.200)	(.200)	(.178)	(.150)	(.121)
Distributions from Realized Capital Gains	(.792)	(.625)	(.458)	—	—
Total Distributions	(.992)	(.825)	(.636)	(.150)	(.121)
Net Asset Value, End of Period	$22.49	$20.77	$16.13	$14.49	$14.93

Total Return	13.59%	34.93%	15.82%	–2.04%	25.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,364	$1,172	$820	$750	$824
Ratio of Total Expenses to Average Net Assets	0.24%	0.25%	0.26%	0.26%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.29%	1.15%	1.30%	1.11%	1.19%
Portfolio Turnover Rate	16%	35%	23%	27%	22%

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Notes to Financial Statements

Vanguard Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2014, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans

Vanguard Mid-Cap Index Portfolio

with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At December 31, 2014, the portfolio had contributed capital of $129,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,362,453	—	—
Temporary Cash Investments	429	600	—
Futures Contracts—Liabilities[1]	—	—	—
Total	1,362,882	600	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Mid-Cap Index Portfolio

D. At December 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	March 2015	11	1,593	—

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2014, the portfolio had $18,311,000 of ordinary income and $70,757,000 of long-term capital gains available for distribution.

At December 31, 2014, the cost of investment securities for tax purposes was $1,001,144,000. Net unrealized appreciation of investment securities for tax purposes was $362,338,000, consisting of unrealized gains of $402,691,000 on securities that had risen in value since their purchase and $40,353,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2014, the portfolio purchased $253,134,000 of investment securities and sold $204,027,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	10,549	11,029
Issued in Lieu of Cash Distributions	2,839	2,500
Redeemed	(9,199)	(7,957)
Net Increase (Decrease) in Shares Outstanding	4,189	5,572

At December 31, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 50% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Mid-Cap Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Mid-Cap Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid-Cap Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and broker, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2015

Special 2014 tax information (unaudited) for corporate shareholders only for Vanguard
Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2014, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $28,760,000 as capital gain dividends (from net long-term capital gains)
to shareholders during the fiscal year.

For corporate shareholders, 80.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	6/30/2014	12/31/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,053.40	$1.24
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	1.22

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Money Market Portfolio

The Federal Reserve’s target for short-term interest rates has remained between 0% and 0.25% since late 2008, a historically low figure that has resulted in scant returns for money market funds and savings accounts.

While Vanguard Money Market Portfolio has been restricted by these terms, the portfolio’s advisor has been able to add value without sacrificing safety. For the 12 months ended December 31, 2014, the portfolio returned 0.10%, a shade better than its benchmark return of 0.03% and the –0.02% average return of its variable insurance money market fund peers.

The portfolio maintained a net asset value of $1 per share during the period, as is expected but not guaranteed. On December 31, the portfolio’s 7-day SEC yield was 0.10%, unchanged from 12 months earlier.

Please note that the portfolio returns and yield of Vanguard Variable Insurance Fund Money Market Portfolio are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses. Accordingly, given the low rate environment, it is possible that while the portfolio maintains a $1 net asset value, the value of shares of the portfolio held indirectly through either Vanguard Variable Annuity or one of the other plans that invest in the portfolio could fall below $1.

Safety is a key priority whether yields are high or low

Although the Federal Reserve has continued to issue nuanced statements, and any change depends on what happens in the economy, there have been indications that the Fed may finally begin raising short-term interest rates in mid-2015. Chairwoman Janet Yellen and other Fed officials have noted the progress made by the economy and the labor market, and from January through October they gradually phased out their stimulative bond-buying program.

The Money Market Portfolio’s small returns have no doubt discouraged investors, many of whom have traditionally counted on such accounts for a degree of income. Providing income, of course, is one of the portfolio’s

Total Returns
	Ten Years Ended
	December 31, 2014
	Year Ended	Average
December 31, 2014		Annual Return
Vanguard Money Market Portfolio (7-Day SEC Yield: 0.10%)	0.10%	1.74%
Citigroup Three-Month U.S. Treasury Bill Index	0.03	1.46
Variable Insurance Money Market Funds Average[1]	–0.02	1.42

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Money Market
	Portfolio	Funds Average[1]
Money Market Portfolio	0.16%	0.54%

objectives, but it comes third in line behind providing safety and liquidity. To that end, the portfolio’s advisor, Vanguard Fixed Income Group, manages the portfolio conservatively and invests primarily in money market securities that are rated in the highest credit-quality category (as determined by nationally recognized credit-rating services).

Yankee/foreign issues, which made up about 36% of assets at period’s end, were the portfolio’s largest holding. Denominated in U.S. dollars, which eliminates currency risk, these securities are from highly rated foreign issuers and do not include financial paper from economically troubled countries in southern Europe. Other noteworthy types of holdings included U.S. government obligations (about 35%), certificates of deposit (about 11%), and U.S. Treasury bills and notes (about 8%).

On a separate note, in July the Securities and Exchange Commission adopted a number of changes to money market fund regulations. With these changes, and the significant safeguards it adopted in 2010, the SEC has issued a strong response to those who believe that institutional money market funds pose a systemic risk to the financial markets. The vast majority of investors in Vanguard money market funds will not be affected by the changes.

The portfolio outpaced its peers as low expenses provided a lead

Over the ten years ended December 31, 2014, the Money Market Portfolio’s 1.74% average annual return surpassed that of its benchmark index (1.46%) and peer group (1.42%). In a period when basis points have been scarce, the portfolio’s superior performance has been a credit to the advisor’s skill and experience.

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. The peer-group expense ratio is derived from data provided by Lipper and captures information through year-end 2013. In most, if not all, cases, the expense ratios for funds in the peer group are based on net operating expenses after reimbursement and/or fee waivers by fund sponsors.
In contrast, the expense ratio for Vanguard Money Market Portfolio shown in the table above does not reflect expense reductions. For the fiscal year ended December 31, 2014, the portfolio’s expense ratio was
0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense rate was 0.16%.

Vanguard Money Market Portfolio

Portfolio Profile
As of December 31, 2014

Financial Attributes

Yield[1]	0.10%
Average Weighted Maturity	59 days
Expense Ratio[2]	0.16%

Sector Diversification[3] (% of portfolio)

Certificates of Deposit	10.7%
U.S. Commercial Paper	5.6
U.S. Government Obligations	34.5
U.S. Treasury Bills	7.7
Yankee/Foreign	35.6
Other	5.9

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

7-Day SEC Yield. A money market portfolio’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Credit Quality. For Vanguard money market portfolios, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market portfolios. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody’s, Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7.

1 7-day SEC yield.
2 The expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the portfolio’s expense ratio was 0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratio was 0.16%.
3 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.)

The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The portfolio’s SEC 7-day annualized yield as of December 31, 2014, was 0.10%. This yield reflects the current earnings of the portfolio more closely than do the average annual returns. Note that the returns do not reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2004–December 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2014			of a $10,000
	One Year	Five Years	Ten Years	Investment
Money Market Portfolio	0.10%	0.15%	1.74%	$11,888
Variable Insurance Money Market
Funds Average[1]	–0.02	–0.01	1.42	11,512
Citigroup Three-Month U.S.
Treasury Bill Index	0.03	0.06	1.46	11,566

Fiscal-Year Total Returns (%): December 31, 2004–December 31, 2014

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend information.

Vanguard Money Market Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2014

The portfolio reports a complete list of its holdings in various monthly and quarterly regulatory filings. The portfolio publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The portfolio’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the SEC on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Face					Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (41.6%)
[2]	Fannie Mae Discount Notes	0.100%	2/4/15	1,900	1,900
[2]	Fannie Mae Discount Notes	0.190%	6/24/15	4,000	3,996
[3]	Federal Home Loan Bank
	Discount Notes	0.080%	1/12/15	2,195	2,195
[3]	Federal Home Loan Bank
	Discount Notes	0.070%–0.090%	1/16/15	12,378	12,378
[3]	Federal Home Loan Bank
	Discount Notes	0.080%–0.090%	1/23/15	16,800	16,799
[3]	Federal Home Loan Bank
	Discount Notes	0.085%–0.090%	1/28/15	3,907	3,907
[3]	Federal Home Loan Bank
	Discount Notes	0.090%–0.120%	2/4/15	8,400	8,399
[3]	Federal Home Loan Bank
	Discount Notes	0.089%–0.120%	2/6/15	7,348	7,347
[3]	Federal Home Loan Bank
	Discount Notes	0.100%	2/11/15	5,772	5,771
[3]	Federal Home Loan Bank
	Discount Notes	0.090%	2/13/15	5,000	5,000
[3]	Federal Home Loan Bank
	Discount Notes	0.120%	2/23/15	2,000	2,000
[3,4] Federal Home Loan Banks		0.125%	2/27/15	4,000	4,000
[2,4] Federal National Mortgage Assn.		0.140%	2/27/15	25,000	24,999
[2,4] Federal National Mortgage Assn.		0.127%	8/5/15	15,000	14,998
[2]	Freddie Mac Discount Notes	0.080%	1/8/15	1,800	1,800
[2]	Freddie Mac Discount Notes	0.080%	1/12/15	2,900	2,900
[2]	Freddie Mac Discount Notes	0.085%	1/26/15	1,300	1,300
[2]	Freddie Mac Discount Notes	0.075%	1/30/15	3,000	3,000
[2]	Freddie Mac Discount Notes	0.080%–0.100%	2/3/15	4,200	4,200
[2]	Freddie Mac Discount Notes	0.130%	3/19/15	300	300
	United States Treasury Bill	0.065%	1/2/15	218	218
	United States Treasury Bill	0.060%	1/29/15	7,407	7,407
	United States Treasury Bill	0.056%	2/12/15	8,000	8,000
	United States Treasury Bill	0.047%–0.048%	2/26/15	15,000	14,999
	United States Treasury Bill	0.052%	4/30/15	10,000	9,998
	United States Treasury Bill	0.068%–0.070%	5/21/15	15,000	14,996
	United States Treasury Bill	0.155%	6/25/15	15,000	14,989
	United States Treasury Bill	0.135%	7/2/15	20,000	19,986
[4]	United States Treasury Floating
	Rate Note	0.085%	1/31/16	3,000	2,999
[4]	United States Treasury Floating
	Rate Note	0.109%	4/30/16	2,000	2,000
[4]	United States Treasury Floating
	Rate Note	0.093%	10/31/16	14,500	14,486
	United States Treasury Note/Bond	4.000%	2/15/15	59,278	59,562
	United States Treasury Note/Bond	0.250%	2/28/15	7,000	7,002
	United States Treasury Note/Bond	2.375%	2/28/15	21,016	21,094
	United States Treasury Note/Bond	0.375%	3/15/15	15,000	15,009
	United States Treasury Note/Bond	0.250%	3/31/15	4,449	4,451
	United States Treasury Note/Bond	2.500%	3/31/15	15,093	15,183
	United States Treasury Note/Bond	0.375%	4/15/15	2,444	2,446
	United States Treasury Note/Bond	0.125%	4/30/15	11,877	11,878
	United States Treasury Note/Bond	2.500%	4/30/15	24,850	25,046
	United States Treasury Note/Bond	4.125%	5/15/15	12,045	12,225
	United States Treasury Note/Bond	0.250%	5/15/15	8,250	8,255

United States Treasury Note/Bond	2.125%	5/31/15	30,944	31,204
United States Treasury Note/Bond	0.250%	5/31/15	40,250	40,278
United States Treasury Note/Bond	0.375%	6/15/15	2,250	2,252
United States Treasury Note/Bond	1.875%	6/30/15	5,000	5,044
Total U.S. Government and Agency Obligations
(Cost $498,196)				498,196
Commercial Paper (22.7%)
Finance—Auto (1.7%)
American Honda Finance Corp.	0.130%	1/7/15	1,000	1,000
American Honda Finance Corp.	0.140%	1/21/15	500	500
American Honda Finance Corp.	0.130%	2/20/15	500	500
American Honda Finance Corp.	0.140%	3/9/15	1,500	1,499
American Honda Finance Corp.	0.160%	3/23/15	1,000	999
[5] BMW US Capital LLC	0.120%	2/9/15	1,000	1,000
[4] Toyota Motor Credit Corp.	0.194%	1/5/15	1,000	1,000
Toyota Motor Credit Corp.	0.220%	2/23/15	4,000	3,999
[4] Toyota Motor Credit Corp.	0.218%	3/12/15	2,000	2,000
[4] Toyota Motor Credit Corp.	0.217%	4/2/15	1,500	1,500
[4] Toyota Motor Credit Corp.	0.209%	4/27/15	1,000	1,000
[4] Toyota Motor Credit Corp.	0.208%	5/6/15	1,000	1,000
[4] Toyota Motor Credit Corp.	0.215%	6/1/15	4,000	4,000
				19,997
Finance—Other (1.7%)
General Electric Capital Corp.	0.210%	2/5/15	500	500
General Electric Capital Corp.	0.210%	2/6/15	500	500
General Electric Capital Corp.	0.200%	2/13/15	1,000	1,000
General Electric Capital Corp.	0.200%	2/23/15	250	250
General Electric Capital Corp.	0.200%	2/27/15	1,000	1,000
General Electric Capital Corp.	0.200%	3/2/15	250	250
General Electric Capital Corp.	0.200%	3/3/15	1,000	1,000
General Electric Capital Corp.	0.200%	3/9/15	5,000	4,998
General Electric Capital Corp.	0.200%	3/25/15	1,000	999
General Electric Capital Corp.	0.220%	5/4/15	500	499
[4] General Electric Capital Corp.	0.218%	6/9/15	4,000	4,000
[4] General Electric Capital Corp.	0.221%	6/16/15	5,000	5,000
				19,996
Foreign Banks (14.7%)
[4,5] Australia & New Zealand
Banking Group, Ltd.	0.196%	2/13/15	2,500	2,500
[4,5] Australia & New Zealand
Banking Group, Ltd.	0.240%	2/25/15	3,000	3,000
[4,5] Australia & New Zealand
Banking Group, Ltd.	0.194%	4/23/15	3,000	3,000
[4,5] Australia & New Zealand
Banking Group, Ltd.	0.227%	5/7/15	3,000	3,000
[4,5] Australia & New Zealand
Banking Group, Ltd.	0.226%	5/14/15	2,500	2,500
[4,5] Australia & New Zealand
Banking Group, Ltd.	0.219%	7/27/15	2,000	2,000
[4,5] Australia & New Zealand
Banking Group, Ltd.	0.218%	8/4/15	4,000	4,000
[4,5] Australia & New Zealand
Banking Group, Ltd.	0.250%	10/27/15	2,000	2,000

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
[4,5] Australia & New Zealand
	Banking Group, Ltd.	0.248%	11/3/15	3,500	3,500
[4,5] Commonwealth Bank of Australia		0.227%	1/2/15	2,500	2,500
[4,5] Commonwealth Bank of Australia		0.232%	2/6/15	2,000	2,000
[4,5] Commonwealth Bank of Australia		0.240%	2/20/15	1,000	1,000
[4,5] Commonwealth Bank of Australia		0.235%	3/16/15	2,000	2,000
[4,5] Commonwealth Bank of Australia		0.237%	3/19/15	3,000	3,000
[4,5] Commonwealth Bank of Australia		0.215%	5/20/15	7,000	7,000
[4,5] Commonwealth Bank of Australia		0.245%	5/22/15	1,000	1,000
[4,5] Commonwealth Bank of Australia		0.230%	5/28/15	3,000	3,000
[4,5] Commonwealth Bank of Australia		0.218%	6/3/15	3,000	3,000
[4,5] Commonwealth Bank of Australia		0.230%	10/6/15	2,000	2,000
[4,5] Commonwealth Bank of Australia		0.229%	10/9/15	2,000	2,000
[4,5] Commonwealth Bank of Australia		0.231%	10/13/15	3,000	3,000
[5]	DNB Bank ASA	0.200%	2/2/15	9,000	8,998
[5]	DNB Bank ASA	0.200%	3/2/15	5,000	4,998
[5]	DNB Bank ASA	0.200%	3/3/15	5,000	4,998
[5]	DNB Bank ASA	0.200%	3/20/15	1,000	1,000
[4,5] National Australia Bank Ltd.		0.212%	5/18/15	1,000	1,000
[4,5] National Australia Bank Ltd.		0.242%	6/18/15	8,000	8,000
[5]	National Australia Funding
	Delaware Inc.	0.200%	1/14/15	5,000	5,000
[4,5] National Australia Funding
	Delaware Inc.	0.219%	2/23/15	5,000	5,000
[5]	Nordea Bank AB	0.200%	2/2/15	10,000	9,998
[5]	Nordea Bank AB	0.245%	5/26/15	3,000	2,997
[5]	Skandinaviska Enskilda
	Banken AB	0.203%	1/5/15	5,000	5,000
[5]	Skandinaviska Enskilda
	Banken AB	0.210%	1/12/15	900	900
[5]	Skandinaviska Enskilda
	Banken AB	0.210%	2/2/15	2,791	2,790
[5]	Skandinaviska Enskilda
	Banken AB	0.200%	2/3/15	5,000	4,999
[5]	Skandinaviska Enskilda
	Banken AB	0.205%	2/9/15	3,500	3,499
	Swedbank AB	0.185%–0.220%	1/14/15	2,800	2,800
	Swedbank AB	0.185%–0.190%	1/15/15	1,000	1,000
	Swedbank AB	0.195%	3/3/15	3,500	3,499
	Swedbank AB	0.200%	3/11/15	2,308	2,307
	Swedbank AB	0.210%	3/12/15	3,000	2,999
	Swedbank AB	0.210%	3/24/15	2,000	1,999
	Swedbank AB	0.210%	3/26/15	2,000	1,999
	Swedbank AB	0.210%	3/27/15	1,000	999
[4,5] Westpac Banking Corp.		0.234%	2/19/15	4,000	4,000
[4,5] Westpac Banking Corp.		0.228%	3/9/15	1,500	1,500
[4,5] Westpac Banking Corp.		0.238%	4/9/15	4,500	4,500
[4,5] Westpac Banking Corp.		0.221%	6/15/15	5,000	5,000
[5]	Westpac Banking Corp.	0.240%	6/19/15	3,000	2,997
[4,5] Westpac Banking Corp.		0.244%	9/2/15	7,000	7,000
[4,5] Westpac Banking Corp.		0.251%	9/15/15	7,000	7,000
					175,776
Foreign Governments (1.0%)
[5]	CDP Financial Inc.	0.190%	2/17/15	500	500
[6]	CPPIB Capital Inc.	0.140%	1/2/15	1,000	1,000
[6]	CPPIB Capital Inc.	0.140%	1/6/15	500	500
[6]	CPPIB Capital Inc.	0.140%	3/2/15	1,000	1,000
[6]	PSP Capital Inc.	0.170%	1/15/15	2,000	2,000
[6]	PSP Capital Inc.	0.160%	1/26/15	1,000	1,000
[6]	PSP Capital Inc.	0.160%	2/17/15	500	500
[6]	PSP Capital Inc.	0.160%	2/19/15	4,083	4,082
[6]	PSP Capital Inc.	0.160%	3/5/15	250	250
[6]	PSP Capital Inc.	0.190%	3/23/15	1,000	999
					11,831
Foreign Industrial (1.4%)
[5]	Nestle Capital Corp.	0.180%	1/28/15	1,500	1,500
[5]	Nestle Capital Corp.	0.250%	7/15/15	5,000	4,993
[5]	Nestle Capital Corp.	0.250%	7/17/15	2,500	2,496
	Nestle Finance International Ltd.	0.180%	2/23/15	750	750

[5]	Reckitt Benckiser Treasury
	Services plc	0.150%–0.160%	1/6/15	1,000	1,000
[5]	Reckitt Benckiser Treasury
	Services plc	0.160%–0.170%	1/20/15	500	500
[5]	Reckitt Benckiser Treasury
	Services plc	0.170%	1/23/15	250	250
[5]	Reckitt Benckiser Treasury
	Services plc	0.170%	2/3/15	250	250
[5]	Reckitt Benckiser Treasury
	Services plc	0.180%	2/6/15	1,700	1,700
[5]	Roche Holdings Inc.	0.150%	1/5/15	3,000	3,000
	Toyota Credit Canada Inc.	0.220%	1/6/15	500	500
	Toyota Credit Canada Inc.	0.240%	3/9/15	500	500
					17,439
Industrial (2.2%)
[5]	Emerson Electric Co.	0.120%	2/19/15	500	500
[5]	Emerson Electric Co.	0.210%	3/25/15	1,000	999
[5]	The Coca-Cola Co.	0.180%	1/7/15	1,000	1,000
[5]	The Coca-Cola Co.	0.190%	1/29/15	2,000	2,000
[5]	The Coca-Cola Co.	0.190%	1/30/15	2,000	2,000
[5]	The Coca-Cola Co.	0.190%	2/2/15	500	500
[5]	The Coca-Cola Co.	0.190%	2/5/15	3,750	3,749
[5]	The Coca-Cola Co.	0.200%	2/11/15	2,000	1,999
[5]	The Coca-Cola Co.	0.200%	2/13/15	2,500	2,499
[5]	The Coca-Cola Co.	0.200%	2/18/15	1,000	1,000
[5]	The Coca-Cola Co.	0.200%	2/23/15	1,000	1,000
[5]	The Coca-Cola Co.	0.200%	2/26/15	1,000	1,000
[5]	The Coca-Cola Co.	0.200%	3/9/15	2,000	1,999
[5]	The Coca-Cola Co.	0.200%	3/10/15	500	500
[5]	The Coca-Cola Co.	0.200%	3/12/15	500	500
[5]	The Coca-Cola Co.	0.200%	3/13/15	1,000	1,000
[5]	The Coca-Cola Co.	0.200%	3/16/15	1,000	1,000
[5]	The Coca-Cola Co.	0.210%	3/25/15	1,000	999
[5]	The Coca-Cola Co.	0.190%	4/9/15	1,500	1,499
[5]	The Coca-Cola Co.	0.190%	4/16/15	1,000	999
					26,742
Total Commercial Paper (Cost $271,781)					271,781
Certificates of Deposit (27.3%)
Domestic Banks (9.0%)
	Citibank NA	0.220%	1/14/15	4,000	4,000
	Citibank NA	0.220%	1/15/15	4,000	4,000
	Citibank NA	0.210%	1/22/15	2,000	2,000
	Citibank NA	0.210%	2/2/15	2,500	2,500
	Citibank NA	0.210%	2/12/15	2,000	2,000
	Citibank NA	0.210%	2/17/15	3,000	3,000
	Citibank NA	0.210%	2/25/15	5,000	5,000
	Citibank NA	0.210%	3/12/15	5,000	5,000
	Citibank NA	0.210%	3/17/15	2,000	2,000
	JPMorgan Chase Bank NA	0.180%	3/10/15	7,000	7,000
	JPMorgan Chase Bank NA	0.190%	3/18/15	5,000	5,000
	JPMorgan Chase Bank NA	0.190%	3/20/15	2,000	2,000
	JPMorgan Chase Bank NA	0.200%	4/2/15	6,000	6,000
[4]	State Street Bank & Trust Co.	0.201%	5/14/15	5,000	5,000
[4]	State Street Bank & Trust Co.	0.230%	5/26/15	5,000	5,000
[4]	State Street Bank & Trust Co.	0.215%	6/1/15	2,000	2,000
[4]	State Street Bank & Trust Co.	0.241%	7/13/15	10,000	10,000
[4]	Wells Fargo Bank NA	0.240%	1/29/15	4,500	4,500
[4]	Wells Fargo Bank NA	0.228%	2/11/15	5,000	5,000
[4]	Wells Fargo Bank NA	0.205%	2/20/15	4,000	4,000
[4]	Wells Fargo Bank NA	0.240%	2/27/15	5,000	5,000
	Wells Fargo Bank NA	0.230%	3/5/15	5,000	5,000
[4]	Wells Fargo Bank NA	0.237%	3/24/15	3,000	3,000
[4]	Wells Fargo Bank NA	0.225%	4/1/15	2,000	2,000
[4]	Wells Fargo Bank NA	0.241%	5/15/15	3,000	3,000
[4]	Wells Fargo Bank NA	0.242%	8/18/15	4,500	4,500
					107,500

Vanguard Money Market Portfolio

Face					Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
Eurodollar Certificates of Deposit (1.5%)
	Commonwealth Bank of Australia	0.210%	4/10/15	3,000	3,000
[4]	National Australia Bank Ltd.	0.228%	3/11/15	10,000	10,000
[4]	National Australia Bank Ltd.	0.218%	4/9/15	5,000	5,000
					18,000
Yankee Certificates of Deposit (16.8%)
	Bank of Montreal (Chicago Branch)	0.180%	2/19/15	2,000	2,000
	Bank of Montreal (Chicago Branch)	0.170%	3/2/15	6,000	6,000
	Bank of Montreal (Chicago Branch)	0.170%	3/11/15	5,000	5,000
	Bank of Montreal (Chicago Branch)	0.180%	3/16/15	6,000	6,000
[4]	Bank of Nova Scotia (Houston Branch)	0.197%	1/7/15	5,000	5,000
	Bank of Nova Scotia (Houston Branch)	0.230%	2/18/15	1,000	1,000
[4]	Bank of Nova Scotia (Houston Branch)	0.198%	3/9/15	5,000	5,000
	Bank of Nova Scotia (Houston Branch)	0.230%	3/11/15	4,000	4,000
[4]	Bank of Nova Scotia (Houston Branch)	0.212%	5/18/15	5,000	5,000
[4]	Bank of Nova Scotia (Houston Branch)	0.217%	6/8/15	6,500	6,500
	Canadian Imperial Bank of Commerce
	(New York Branch)	0.160%	3/9/15	4,000	4,000
	Canadian Imperial Bank of Commerce
	(New York Branch)	0.190%	5/4/15	2,000	2,000
	Nordea Bank Finland plc
	(New York Branch)	0.195%	2/17/15	5,000	5,000
	Nordea Bank Finland plc
	(New York Branch)	0.220%	3/23/15	5,000	5,000
	Nordea Bank Finland plc
	(New York Branch)	0.240%	5/26/15	8,000	8,000
	Rabobank Nederland
	(New York Branch)	0.220%	1/6/15	1,000	1,000
	Rabobank Nederland
	(New York Branch)	0.350%	1/12/15	3,000	3,000
	Rabobank Nederland
	(New York Branch)	0.180%	3/16/15	3,000	3,000
	Rabobank Nederland
	(New York Branch)	0.215%	3/23/15	2,000	2,000
[4]	Rabobank Nederland
	(New York Branch)	0.199%	4/2/15	7,000	7,000
[4]	Rabobank Nederland
	(New York Branch)	0.203%	4/9/15	7,000	7,000
[4]	Rabobank Nederland
	(New York Branch)	0.207%	5/8/15	3,000	3,000
	Rabobank Nederland
	(New York Branch)	0.300%	5/13/15	3,000	3,001
	Rabobank Nederland
	(New York Branch)	0.220%	5/21/15	2,000	2,000
[4]	Royal Bank of Canada
	(New York Branch)	0.241%	2/12/15	1,200	1,200
[4]	Royal Bank of Canada
	(New York Branch)	0.245%	2/20/15	1,500	1,500
[4]	Royal Bank of Canada
	(New York Branch)	0.244%	2/23/15	6,500	6,500
[4]	Royal Bank of Canada
	(New York Branch)	0.238%	3/4/15	3,000	3,000
[4]	Royal Bank of Canada
	(New York Branch)	0.247%	3/24/15	5,000	5,000
[4]	Royal Bank of Canada
	(New York Branch)	0.209%	4/27/15	3,000	3,000
	Skandinaviska Enskilda Banken
	(New York Branch)	0.200%	2/2/15	6,000	6,000
	Skandinaviska Enskilda Banken
	(New York Branch)	0.180%	4/8/15	4,000	4,000
	Svenska HandelsBanken
	(New York Branch)	0.210%	1/14/15	5,000	5,000
	Svenska HandelsBanken
	(New York Branch)	0.190%	2/10/15	1,000	1,000
	Svenska HandelsBanken
	(New York Branch)	0.170%	2/17/15	3,000	3,000
	Svenska HandelsBanken
	(New York Branch)	0.170%	3/2/15	5,000	5,000
	Svenska HandelsBanken
	(New York Branch)	0.220%	3/19/15	3,000	3,000

	Svenska HandelsBanken
	(New York Branch)	0.230%	3/24/15	5,000	5,000
	Svenska HandelsBanken
	(New York Branch)	0.195%	4/8/15	5,000	5,000
[4]	Svenska HandelsBanken
	(New York Branch)	0.209%	4/27/15	3,500	3,500
	Svenska HandelsBanken
	(New York Branch)	0.230%	5/21/15	2,000	2,000
[4]	Swedbank AB (New York Branch)	0.221%	4/15/15	7,000	7,000
[4]	Toronto Dominion Bank
	(New York Branch)	0.218%	2/3/15	5,000	5,000
[4]	Toronto Dominion Bank
	(New York Branch)	0.217%	2/6/15	2,000	2,000
	Toronto Dominion Bank
	(New York Branch)	0.600%	3/3/15	3,000	3,002
[4]	Toronto Dominion Bank
	(New York Branch)	0.212%	4/10/15	3,000	3,000
[4]	Toronto Dominion Bank
	(New York Branch)	0.208%	5/5/15	5,000	5,000
[4]	Toronto Dominion Bank
	(New York Branch)	0.221%	5/18/15	4,000	4,000
	Toronto Dominion Bank
	(New York Branch)	0.200%	5/19/15	2,000	2,000
[4]	Toronto Dominion Bank
	(New York Branch)	0.227%	6/8/15	4,000	4,000
[4]	Westpac Banking Corp.
	(New York Branch)	0.241%	4/15/15	3,000	3,000
					201,203
Total Certificates of Deposit (Cost $326,703)					326,703
Other Notes (1.6%)
	Bank of America NA	0.200%	2/2/15	2,250	2,250
	Bank of America NA	0.260%	3/16/15	5,000	5,001
	Bank of America NA	0.200%	4/1/15	2,000	2,000
	Bank of America NA	0.200%	4/6/15	3,000	3,000
[4]	US Bank NA	0.198%	5/4/15	7,000	7,000
Total Other Notes (Cost $19,251)					19,251
Taxable Municipal Bonds (0.4%)
[6,7] BlackRock Municipal Bond Trust
	TOB VRDO	0.160%	1/2/15	185	185
[6,7] BlackRock Municipal Income
	Investment Quality Trust TOB VRDO	0.160%	1/2/15	100	100
[6,7] BlackRock Municipal Income
	Trust TOB VRDO	0.160%	1/2/15	1,650	1,650
[6,7] BlackRock MuniHoldings Fund II,
	Inc. TOB VRDO	0.160%	1/2/15	330	330
[6,7] BlackRock MuniHoldings Fund, Inc.
	TOB VRDO	0.160%	1/2/15	195	195
[6,7] BlackRock MuniHoldings Quality
	Fund II, Inc. TOB VRDO	0.160%	1/2/15	390	390
[6,7] BlackRock MuniHoldings Quality
	Fund II, Inc. TOB VRDO	0.160%	1/2/15	1,550	1,550
[6,7] BlackRock MuniYield Investment
	Quality Fund TOB VRDO	0.160%	1/2/15	130	130
[6,7] BlackRock Strategic Municipal
	Trust TOB VRDO	0.160%	1/2/15	100	100
[6,7] Los Angeles CA Department of
	Water & Power Revenue TOB VRDO	0.200%	1/7/15	145	145
[6]	Massachusetts Transportation Fund
	Revenue TOB VRDO	0.200%	1/7/15	100	100
[6]	Seattle WA Municipal Light & Power
	Revenue TOB VRDO	0.200%	1/7/15	100	100
Total Taxable Municipal Bonds (Cost $4,975)					4,975
Corporate Bonds (3.7%)
Finance (2.0%)
[4]	Bank of Nova Scotia	1.270%	1/12/15	3,000	3,001
[4]	General Electric Capital Corp.	0.611%	1/9/15	3,800	3,800
	General Electric Capital Corp.	4.875%	3/4/15	1,716	1,730

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
[4]	Royal Bank of Canada	0.461%	1/6/15	1,400	1,400
	Royal Bank of Canada	1.150%	3/13/15	13,394	13,417
	Royal Bank of Canada	0.550%	5/1/15	1,450	1,451
					24,799
Industrial (1.7%)
[4]	Toyota Motor Credit Corp.	0.230%	1/14/15	2,500	2,500
[4]	Toyota Motor Credit Corp.	0.388%	3/10/15	3,500	3,501
[4]	Toyota Motor Credit Corp.	0.238%	6/10/15	6,000	6,000
[4]	Toyota Motor Credit Corp.	0.234%	8/26/15	3,500	3,500
[4]	Toyota Motor Credit Corp.	0.393%	9/18/15	1,500	1,501
[4]	Toyota Motor Credit Corp.	0.233%	10/29/15	2,000	2,000
[4]	Walt Disney Co.	0.222%	2/11/15	1,175	1,175
					20,177
Total Corporate Bonds (Cost $44,976)					44,976
Sovereign Bonds (U.S. Dollar-Denominated) (0.6%)
	Province of Ontario	4.500%	2/3/15	1,250	1,255
	Province of Ontario	2.950%	2/5/15	1,000	1,003
[4]	Province of Ontario	0.385%	4/1/15	4,500	4,502
Total Sovereign Bonds (Cost $6,760)					6,760

				Shares
Money Market Funds (1.2%)
[8]	Vanguard Municipal Cash Management
	Fund (Cost $13,508)	0.036%	13,508,489		13,508
Total Investments (99.1%) (Cost $1,186,150)					1,186,150
Other Assets and Liabilities (0.9%)
Other Assets					35,175
Liabilities					(23,956)
					11,219
Net Assets (100%)
Applicable to 1,196,881,119 outstanding $.001 par value shares of beneficial interest (unlimited authorization) 1,197,369
Net Asset Value per Share					$1.00

At December 31, 2014, net assets consisted of:
Amount
($000)
Paid-in-Capital	1,197,281
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	88
Net Assets	1,197,369

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the
U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security.
5 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.”
At December 31, 2014, the aggregate value of these securities was $202,105,000, representing 16.9% of net assets.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
At December 31, 2014, the aggregate value of these securities was $16,306,000, representing 1.4% of net assets.
7 Scheduled principal and interest payments are guaranteed by bank letter of credit.
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
TOB—Tender Option Bond
VRDO—Variable Rate Demand Obligation
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Money Market Portfolio

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Interest[1]	1,946
Total Income	1,946
Expenses
The Vanguard Group—Note B
Investment Advisory Services	30
Management and Administrative	1,551
Marketing and Distribution	307
Custodian Fees	22
Auditing Fees	32
Shareholders’ Reports	66
Trustees’ Fees and Expenses	1
Total Expenses	2,009
Expense Reduction—Note B	(1,256)
Net Expenses	753
Net Investment Income	1,193
Realized Net Gain (Loss) on
Investment Securities Sold	9
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,202

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,193	1,224
Realized Net Gain (Loss)	9	26
Net Increase (Decrease) in Net Assets Resulting from Operations	1,202	1,250
Distributions
Net Investment Income	(1,193)	(1,224)
Realized Capital Gain	—	—
Total Distributions	(1,193)	(1,224)
Capital Share Transactions (at $1.00 per share)
Issued	536,198	808,536
Issued in Lieu of Cash Distributions	1,193	1,224
Redeemed	(647,755)	(610,287)
Net Increase (Decrease) from Capital Share Transactions	(110,364)	199,473
Total Increase (Decrease)	(110,355)	199,499
Net Assets
Beginning of Period	1,307,724	1,108,225
End of Period	1,197,369	1,307,724

1 Interest income from an affiliated company of the portfolio was $13,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Money Market Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.001	.001	.001	.002	.002
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.001	.001	.001	.002	.002
Distributions
Dividends from Net Investment Income	(.001)	(.001)	(.001)	(.002)	(.002)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.001)	(.001)	(.001)	(.002)	(.002)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.10%	0.11%	0.14%	0.17%	0.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,197	$1,308	$1,108	$1,218	$1,214
Ratio of Total Expenses to Average Net Assets	0.06%[1]	0.06%[1]	0.06%[1]	0.06%[1]	0.06%[1]
Ratio of Net Investment Income to
Average Net Assets	0.10%	0.11%	0.14%	0.17%	0.23%

1 The ratios of total expenses to average net assets before an expense reduction were 0.16% for 2014, 0.16% for 2013, 0.16% for 2012,
0.18% for 2011, and 0.18% for 2010. See Note B in the Notes to Financial Statements.

Notes to Financial Statements

Vanguard Money Market Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The portfolio may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral. The portfolio had no open repurchase agreements at December 31, 2014.

Vanguard Money Market Portfolio

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At December 31, 2014, the portfolio had contributed capital of $114,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield so as to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended December 31, 2014, Vanguard’s expenses were reduced by $1,256,000 (an effective annual rate of 0.10% of the portfolio’s average net assets).

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The portfolio’s investment in Vanguard Municipal Cash Management Fund is valued based on Level 1 inputs. All of the portfolio’s other investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. At December 31, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 62% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

E. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Money Market Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2015

Vanguard Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	6/30/2014	12/31/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,000.46	$0.30
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.90	0.31

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.06%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period. If certain fees were not voluntarily waived by Vanguard during the period, the annualized expense ratio would have been 0.16%, and the expenses paid in the actual and hypothetical example above would have been $0.81 and $ 0.82, respectively.

Vanguard® REIT Index Portfolio

Powered by falling interest rates, real estate investment trusts easily outpaced the broad U.S. market for the 12 months ended December 31, 2014. Vanguard REIT Index Portfolio returned 30.11%, in line with its target index (30.38%) and slightly ahead of the average return of competing real estate funds (28.69%).

The table below shows the returns of your portfolio and its comparative standards for the period.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

REITs soared in response to falling interest rates

After rising in 2013, bond yields unexpectedly reversed course in 2014. The yield of the 10-year Treasury note ended the year at 2.19%, down from 2.97% 12 months earlier. The drop in interest rates helped REITs rebound from their decline through most of 2013, when they generated relatively meager returns.

Falling rates boosted REITs because lower capital costs in a growing economy can help their profit margins. REITs are required to pay out at least 90% of their income as dividends to investors, making them more attractive in a low-interest-rate environment than other income-generating investments. As equity investments, REITs carry higher risks, but the bullish sentiment in the U.S. stock market muted that concern.

All subsets of the REIT market rose by double digits, and residential REITs led the way with a return of 38%. The improving job market, along with the hesitancy of home buyers to pick up the pace of housing sales, proved favorable for apartment building owners.

Retail REITs also did particularly well, returning 32% as falling vacancy rates allowed landlords to raise rents on choice properties.

Health care and office REITs also returned more than 30% thanks to growing demand for their properties.

Industrial and diversified REITs, two of the smaller subsectors, recorded more modest returns.

Whether gains continue or not, focus on timeless principles

Volatility, which had diminished across most of the U.S. stock market over the past several years, reappeared in the latter part of 2014. REITs were no exception. However, their strong fourth quarter (+14%) enabled Vanguard REIT Index Portfolio to post its sixth consecutive positive year of returns, with four of those exceeding 17%. As shown below, the portfolio’s ten-year record is more modest, a reminder that equities can endure periods of subpar or negative returns.

Whether the market continues to perform well or turns downward, we believe that following four timeless, straightforward principles can help put you on the right track toward investment success:

• Goals. Create clear, appropriate
investment goals.

• Balance. Develop a suitable asset
allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and
long-term discipline.

All four principles are essential, and the order in which they’re listed is intentional. Every good investment plan begins with a clearly defined goal, which sets the foundation for building your portfolio. (You can read more about our principles in Vanguard’s Principles for Investment Success, available at vanguard.com/ research.)

Total Returns
	Ten Years Ended
	December 31, 2014
	Year Ended	Average
	December 31, 2014	Annual Return
Vanguard REIT Index Portfolio	30.11%	8.29%
REIT Spliced Index[1]	30.38	8.48
Variable Insurance Real Estate Funds Average[2]	28.69	7.13

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-

end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Real Estate
	Portfolio	Funds Average
REIT Index Portfolio	0.27%	1.00%

1 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the portfolio’s expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard REIT Index Portfolio

Portfolio Profile
As of December 31, 2014

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	141	141	3,776
Median Market Cap $10.3B		$10.3B	$48.1B
Price/Earnings Ratio	46.3x	46.3x	20.6x
Price/Book Ratio	2.5x	2.5x	2.7x
Dividend Yield[3]	3.7%	3.7%	1.9%
Return on Equity	5.0%	5.0%	17.8%
Earnings Growth Rate	14.5%	14.5%	15.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	11%	—	—
Expense Ratio[4]	0.27%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	1.00	0.21
Beta	1.00	0.65

Portfolio Allocation by REIT Type

Retail	25.6%
Residential	16.2
Health Care	13.9
Office	13.3
Diversified	9.8
Specialized	8.7
Hotel & Resort	8.0
Industrial	4.5

Ten Largest Holdings[5] (% of total net assets)

Simon Property
Group Inc.	Retail REITs	8.3%
Public Storage	Specialized REITs	4.0
Equity Residential	Residential REITs	3.6
Health Care REIT Inc.	Health Care REITs	3.6
Prologis Inc.	Industrial REITs	3.2
AvalonBay
Communities Inc.	Residential REITs	3.1
Ventas Inc.	Health Care REITs	3.1
HCP Inc.	Health Care REITs	3.0
Vornado Realty Trust	Diversified REITs	2.9
Boston Properties Inc.	Office REITs	2.9
Top Ten		37.7%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a portfolio). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a portfolio, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI US REIT Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 This dividend yield may include some payments that represent a return of capital, capital gains distribution, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.
4 The expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the REIT Index Portfolio’s expense ratio was 0.27%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2004–December 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2014			of a $10,000
	One Year	Five Years	Ten Years	Investment
REIT Index Portfolio	30.11%	16.81%	8.29%	$22,182
REIT Spliced Index[1]	30.38	17.05	8.48	22,566
Variable Insurance Real Estate
Funds Average[2]	28.69	14.07	7.13	19,919
Dow Jones U.S. Total Stock Market
Float Adjusted Index	12.47	15.72	8.09	21,779

Fiscal Year Total Returns (%): December 31, 2004–December 31, 2014

1 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard REIT Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Real Estate Investment Trusts (100.0%)
Diversified REITs (9.8%)
Vornado Realty Trust	249,742	29,397
American Realty Capital
Properties Inc.	1,342,821	12,153
Duke Realty Corp.	505,080	10,203
WP Carey Inc.	132,503	9,288
Liberty Property Trust	219,029	8,242
Spirit Realty Capital Inc.	589,813	7,013
Cousins Properties Inc.	309,850	3,538
^ Lexington Realty Trust	308,556	3,388
Washington REIT	98,638	2,728
PS Business Parks Inc.	29,893	2,378
Empire State Realty Trust
Inc.	126,174	2,218
American Assets Trust Inc.	53,638	2,135
Select Income REIT	57,718	1,409
Investors Real Estate Trust	169,631	1,386
First Potomac Realty Trust	87,104	1,077
RAIT Financial Trust	122,123	937
Winthrop Realty Trust	51,235	799
Whitestone REIT	33,776	510
One Liberty Properties Inc.	19,117	452
		99,251
Health Care REITs (13.9%)
Health Care REIT Inc.	478,920	36,240
Ventas Inc.	435,297	31,211
HCP Inc.	678,622	29,880
Omega Healthcare
Investors Inc.	188,109	7,349
Senior Housing Properties
Trust	301,833	6,674
Healthcare Trust of
America Inc. Class A	176,882	4,765
Healthcare Realty Trust Inc.	144,268	3,941
Medical Properties Trust
Inc.	256,524	3,535
National Health Investors
Inc.	49,186	3,441
American Realty Capital
Healthcare Trust Inc.	250,672	2,983
Sabra Health Care REIT Inc.	78,904	2,396
LTC Properties Inc.	51,600	2,228
New Senior Investment
Group Inc.	108,958	1,792
Aviv REIT Inc.	38,476	1,327
Physicians Realty Trust	68,033	1,129
Universal Health Realty
Income Trust	18,277	880
CareTrust REIT Inc.	42,825	528
		140,299
Hotel & Resort REITs (8.1%)
Host Hotels & Resorts
Inc.	1,118,949	26,597
Hospitality Properties
Trust	221,502	6,867
LaSalle Hotel Properties	165,066	6,680
RLJ Lodging Trust	195,300	6,548

Sunstone Hotel Investors
Inc.	304,306	5,024
* Strategic Hotels & Resorts
Inc.	376,277	4,978
Pebblebrook Hotel Trust	105,039	4,793
DiamondRock Hospitality
Co.	290,012	4,313
Ryman Hospitality
Properties Inc.	67,974	3,585
Chesapeake Lodging Trust	80,380	2,991
Hersha Hospitality Trust
Class A	297,099	2,089
FelCor Lodging Trust Inc.	165,623	1,792
Summit Hotel Properties
Inc.	127,147	1,582
Chatham Lodging Trust	49,076	1,422
Ashford Hospitality Trust
Inc.	125,755	1,318
Ashford Hospitality Prime
Inc.	37,673	646
		81,225
Industrial REITs (4.5%)
Prologis Inc.	739,501	31,821
DCT Industrial Trust Inc.	123,392	4,400
First Industrial Realty Trust
Inc.	163,624	3,364
EastGroup Properties Inc.	46,880	2,968
STAG Industrial Inc.	94,198	2,308
Monmouth Real Estate
Investment Corp.	79,580	881
		45,742
Office REITs (13.3%)
Boston Properties Inc.	226,372	29,132
SL Green Realty Corp.	141,343	16,823
Digital Realty Trust Inc.	200,392	13,286
Alexandria Real Estate
Equities Inc.	106,066	9,412
Kilroy Realty Corp.	123,001	8,496
BioMed Realty Trust Inc.	288,625	6,217
Highwoods Properties Inc.	133,598	5,916
Douglas Emmett Inc.	203,032	5,766
Equity Commonwealth	171,719	4,408
Piedmont Office Realty
Trust Inc. Class A	228,445	4,304
Brandywine Realty Trust	261,026	4,171
Corporate Office Properties
Trust	137,110	3,890
DuPont Fabros Technology
Inc.	97,613	3,245
New York REIT Inc.	240,506	2,547
Hudson Pacific Properties
Inc.	84,392	2,537
Government Properties
Income Trust	104,016	2,393
Mack-Cali Realty Corp.	125,146	2,385
Parkway Properties Inc.	113,796	2,093
Gramercy Property Trust
Inc.	265,133	1,829

Franklin Street Properties
Corp.	133,457	1,638
CyrusOne Inc.	54,391	1,498
CoreSite Realty Corp.	32,071	1,252
QTS Realty Trust Inc.
Class A	19,264	652
		133,890
Residential REITs (16.2%)
Equity Residential	508,221	36,511
AvalonBay Communities
Inc.	193,983	31,695
Essex Property Trust Inc.	93,898	19,399
UDR Inc.	372,209	11,472
Camden Property Trust	126,617	9,349
Mid-America Apartment
Communities Inc.	111,347	8,315
Apartment Investment &
Management Co. Class A	211,491	7,857
American Campus
Communities Inc.	155,110	6,415
Equity LifeStyle Properties
Inc.	118,072	6,087
Home Properties Inc.	84,961	5,574
Post Properties Inc.	80,528	4,733
Sun Communities Inc.	66,342	4,011
American Homes 4 Rent
Class A	231,910	3,949
Education Realty Trust Inc.	69,044	2,526
Associated Estates Realty
Corp.	85,575	1,986
Starwood Waypoint
Residential Trust	57,325	1,512
Silver Bay Realty Trust
Corp.	54,367	900
* American Residential
Properties Inc.	45,425	798
Campus Crest
Communities Inc.	96,576	706
		163,795
Retail REITs (25.5%)
Simon Property Group Inc.	459,633	83,704
General Growth Properties
Inc.	784,245	22,061
Macerich Co.	208,065	17,355
Realty Income Corp.	329,236	15,708
Kimco Realty Corp.	607,944	15,284
Federal Realty Investment
Trust	100,102	13,360
Regency Centers Corp.	136,731	8,721
DDR Corp.	452,453	8,307
National Retail Properties
Inc.	185,217	7,292
Taubman Centers Inc.	93,593	7,152
Weingarten Realty
Investors	172,045	6,008
Retail Properties of
America Inc.	350,450	5,849

Vanguard REIT Index Portfolio

		Market
		Value•
	Shares	($000)
Tanger Factory Outlet
Centers Inc.	141,924	5,245
CBL & Associates
Properties Inc.	252,027	4,894
Brixmor Property Group Inc.	175,621	4,362
Washington Prime Group
Inc.	229,901	3,959
Kite Realty Group Trust	123,087	3,537
Acadia Realty Trust	100,445	3,217
Glimcher Realty Trust	215,494	2,961
Equity One Inc.	97,742	2,479
Pennsylvania REIT	101,816	2,389
Retail Opportunity
Investments Corp.	134,889	2,265
Ramco-Gershenson
Properties Trust	113,462	2,126
Alexander’s Inc.	3,409	1,490
Inland Real Estate Corp.	133,687	1,464
Excel Trust Inc.	90,586	1,213
Saul Centers Inc.	18,558	1,061
Rouse Properties Inc.	51,286	950
Urstadt Biddle Properties
Inc. Class A	38,848	850
Agree Realty Corp.	25,481	792
Cedar Realty Trust Inc.	99,825	733
Getty Realty Corp.	39,614	721
		257,509
Specialized REITs (8.7%)
Public Storage	216,966	40,106
Extra Space Storage Inc.	163,177	9,569
Iron Mountain Inc.	243,017	9,395

Corrections Corp. of
America	172,454	6,267
CubeSmart	219,947	4,854
EPR Properties	83,919	4,836
Geo Group Inc.	107,527	4,340
Sovran Self Storage Inc.	49,289	4,299
Gaming and Leisure
Properties Inc.	133,206	3,908
		87,574
Total Real Estate Investment Trusts
(Cost $899,308)		1,009,285
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2] Vanguard Market
Liquidity Fund,
0.126% (Cost $504)	504,002	504
Total Investments (100.0%)
(Cost $899,812)		1,009,789
Other Assets and Liabilities (0.0%)
Other Assets		8,097
Liabilities[2]		(8,541)
		(444)
Net Assets (100%)
Applicable to 71,242,812 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,009,345
Net Asset Value Per Share		$14.17

At December 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	847,792
Undistributed Net Investment Income	17,097
Accumulated Net Realized Gains	34,479
Unrealized Appreciation (Depreciation)	109,977
Net Assets	1,009,345

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $461,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $504,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Dividends	23,944
Interest[1]	3
Securities Lending	7
Total Income	23,954
Expenses
The Vanguard Group—Note B
Investment Advisory Services	131
Management and Administrative	1,842
Marketing and Distribution	157
Custodian Fees	45
Auditing Fees	35
Shareholders’ Reports	23
Trustees’ Fees and Expenses	1
Total Expenses	2,234
Net Investment Income	21,720
Realized Net Gain (Loss)
Capital Gain Distributions Received	6,054
Investment Securities Sold	28,426
Realized Net Gain (Loss)	34,480
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	155,898
Net Increase (Decrease) in Net Assets
Resulting from Operations	212,098

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,720	17,441
Realized Net Gain (Loss)	34,480	40,595
Change in Unrealized Appreciation (Depreciation)	155,898	(43,882)
Net Increase (Decrease) in Net Assets Resulting from Operations	212,098	14,154
Distributions
Net Investment Income	(21,192)	(14,020)
Realized Capital Gain [2]	(40,415)	(16,769)
Total Distributions	(61,607)	(30,789)
Capital Share Transactions
Issued	264,168	146,102
Issued in Lieu of Cash Distributions	61,607	30,789
Redeemed	(121,670)	(149,963)
Net Increase (Decrease) from Capital Share Transactions	204,105	26,928
Total Increase (Decrease)	354,596	10,293
Net Assets
Beginning of Period	654,749	644,456
End of Period[3]	1,009,345	654,749

1 Interest income from an affiliated company of the portfolio was $3,000.
2 Includes fiscal 2014 and 2013 short-term gain distributions totaling $876,840 and $275,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $17,097,000 and $16,569,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.87	$12.12	$10.90	$10.35	$8.30
Investment Operations
Net Investment Income	.307	.308	.264	.231	.198
Net Realized and Unrealized Gain (Loss)
on Investments	3.061	.002	1.594	.634	2.108
Total from Investment Operations	3.368	.310	1.858	.865	2.306
Distributions
Dividends from Net Investment Income	(.367)	(.255)	(.233)	(.185)	(.256)
Distributions from Realized Capital Gains	(.701)	(.305)	(.405)	(.130)	—
Total Distributions	(1.068)	(.560)	(.638)	(.315)	(.256)
Net Asset Value, End of Period	$14.17	$11.87	$12.12	$10.90	$10.35

Total Return	30.11%	2.33%	17.46%	8.44%	28.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,009	$655	$644	$516	$466
Ratio of Total Expenses to Average Net Assets	0.27%	0.27%	0.28%	0.28%	0.30%
Ratio of Net Investment Income to
Average Net Assets	3.96%	2.50%	2.36%	2.21%	2.23%
Portfolio Turnover Rate	11%	19%	8%	13%	17%

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Notes to Financial Statements

Vanguard REIT Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

6. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Vanguard REIT Index Portfolio

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At December 31, 2014, the portfolio had contributed capital of $93,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2014, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2014, the portfolio had $18,848,000 of ordinary income and $33,485,000 of long-term capital gains available for distribution.

At December 31, 2014, the cost of investment securities for tax purposes was $899,812,000. Net unrealized appreciation of investment securities for tax purposes was $109,977,000, consisting of unrealized gains of $162,741,000 on securities that had risen in value since their purchase and $52,764,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2014, the portfolio purchased $266,443,000 of investment securities and sold $91,366,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	20,295	11,698
Issued in Lieu of Cash Distributions	5,186	2,467
Redeemed	(9,411)	(12,147)
Net Increase (Decrease) in Shares Outstanding	16,070	2,018

At December 31, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 53% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

Vanguard REIT Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of REIT Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of REIT Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2015

Special 2014 tax information (unaudited) for corporate shareholders only for Vanguard REIT
Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2014, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $39,539,000 as capital gain dividends (from net long-term capital gains)
to shareholders during the fiscal year.

Vanguard REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Portfolio	6/30/2014	12/31/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,107.03	$1.43
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.84	1.38

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Short-Term Investment-Grade Portfolio

The yield curve flattened in 2014, with short-term rates rising but intermediate-and long-term rates falling. The continued decline in yields for bonds with maturities greater than 5 years was a surprise to most investors and analysts. Short-term investment-grade bonds posted small returns, but didn’t participate much in the rally that lifted their intermediate- and long-term counterparts.

Consequently, the Short-Term Investment Grade Portfolio, with a return of 1.76% for the year, performed worse than the overall bond market (5.97%). The portfolio came close to matching the 1.95% return of its benchmark, the Barclays U.S. 1–5 Year Credit Bond Index, which bears no expenses, and finished ahead of the 0.88% average return of peer-group funds. The portfolio’s 30-day SEC yield was 1.67% on December 31, up from 1.54% a year ago.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Short-term bonds were left behind as longer maturities led the rally

Disappointed by the bond market in 2013, investors braced themselves for further challenges in 2014 as the Federal Reserve began scaling back its stimulative bond-buying program in January. The Fed consistently reduced its monthly purchases throughout the year and ended the program in October, as anticipated.

Already low by historical standards, intermediate- and long-term yields fell further over the period, resulting in higher returns, even as the Fed slowly released its handle on the easy-money spigot. Investors who favored the safety of short-term maturities missed out on opportunities presented by longer-dated bonds.

Within the short-term arena, though, the portfolio benefited from its shorter duration, a measure of its sensitivity to changes in interest rates. The fund’s average duration at the end of the period was about 2.4 years, compared with 2.7 for the benchmark.

The portfolio also received a boost from its heavier exposure to issues from foreign agencies and supranationals, which are multinational organizations that provide financing and other services around the world. Security selection in the corporate industrial and financial sectors, on the other hand, was subpar.

The advisor’s conservative strategy also hindered results during the period. Vanguard’s Fixed Income Group usually maintains an allocation to short-term Treasury securities for liquidity purposes, and these holdings trailed the portfolio’s investment-grade bonds of comparable maturities.

The portfolio’s long-term record compares favorably to its peers

Despite its challenges over the past two years, the portfolio’s average annual return over the decade ended December 31, 2014, was 3.72%. The portfolio trailed its expense-free benchmark (4.10%) for that period but outdistanced its peers (2.60%).

To build for the long term, start with a solid foundation

At Vanguard, we believe that following four timeless, straightforward principles can help put you on the right track toward investment success: Create clear, appropriate investment goals; develop a suitable asset allocation using broadly diversified funds; minimize cost; and maintain perspective and long-term discipline.

All four principles are essential, and the order in which they’re listed is intentional. Every good investment plan begins with a clearly defined goal, which sets the foundation for building your portfolio. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

We’ve recently welcomed a new year, which for many means a new beginning. Now is a perfect time to revisit your investment plan and make any necessary adjustments to help you reach your long-term financial goals.

Total Returns
	Ten Years Ended
	December 31, 2014
	Year Ended	Average
December 31, 2014		Annual Return
Vanguard Short-Term Investment-Grade Portfolio	1.76%	3.72%
Barclays U.S. 1–5 Year Credit Bond Index	1.95	4.10
Variable Insurance Short-Intermediate Investment Grade
Debt Funds Average[1]	0.88	2.60

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Short-Intermediate
		Investment Grade
	Portfolio	Debt Funds Average[1]
Short-Term Investment-Grade Portfolio	0.20%	0.64%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the portfolio’s expense ratio was 0.20%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Short-Term Investment-Grade Portfolio

Portfolio Profile
As of December 31, 2014

Financial Attributes
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	1,957	2,250	9,054
Yield[3]	1.7%	1.8%	2.3%
Yield to Maturity	1.8%[4]	1.8%	2.3%
Average Coupon	3.0%	3.6%	3.3%
Average
Effective Maturity	3.0 years	2.9 years	7.6 years
Average Duration	2.4 years	2.7 years	5.6 years
Expense Ratio[5]	0.20%	—	—
Short-Term Reserves	1.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.95	0.54
Beta	0.81	0.36

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	19.4%
1–3 Years	40.1
3–5 Years	30.4
5–7 Years	4.6
7–10 Years	5.0
10–20 Years	0.1
20–30 Years	0.1
Over 30 Years	0.3

Sector Diversification[6] (% of portfolio)

Asset-Backed	8.7%
Commercial Mortgage-Backed	8.1
Finance	27.3
Foreign	8.1
Government Mortgage-Backed	0.1
Industrial	27.9
Treasury/Agency	15.2
Utilities	3.8
Other	0.8

Distribution by Credit Quality (% of portfolio)

U.S. Government	14.8%
Aaa	14.0
Aa	14.8
A	33.8
Baa	19.8
Ba	0.8
Ca	0.1
D	0.1
Not Rated	1.8

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays U.S. 1-5 Year U.S. Credit Bond Index.
2 Barclays U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the portfolio’s expense ratio was 0.20%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2004–December 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2014			of a $10,000
	One Year	Five Years	Ten Years	Investment
Short-Term Investment-Grade Portfolio	1.76%	2.88%	3.72%	$14,413
Barclays U.S. 1–5 Year Credit Bond Index	1.95	3.42	4.10	14,949
Variable Insurance Short-Intermediate
Investment Grade Debt Funds Average[1]	0.88	1.79	2.60	12,929
Barclays U.S. Aggregate Bond Index	5.97	4.45	4.71	15,842

Fiscal-Year Total Returns (%): December 31, 2004–December 31, 2014

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Short-Term Investment-Grade Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Face				Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (15.2%)
U.S. Government Securities (15.1%)
United States Treasury Note/Bond	0.250%	5/31/15	7,000	7,004
United States Treasury Note/Bond	2.125%	5/31/15	1,300	1,311
[1] United States Treasury Note/Bond	0.375%	6/15/15	10,544	10,555
United States Treasury Note/Bond	0.250%	7/15/15	8,200	8,205
United States Treasury Note/Bond	0.250%	7/31/15	3,250	3,253
[1,2] United States Treasury Note/Bond	1.750%	7/31/15	8,000	8,074
United States Treasury Note/Bond	0.250%	8/15/15	12,000	12,004
United States Treasury Note/Bond	1.250%	8/31/15	17	17
United States Treasury Note/Bond	0.250%	9/15/15	2,150	2,151
United States Treasury Note/Bond	0.250%	9/30/15	13,550	13,556
United States Treasury Note/Bond	1.250%	9/30/15	18,800	18,944
United States Treasury Note/Bond	0.250%	10/31/15	26,400	26,400
United States Treasury Note/Bond	0.375%	11/15/15	7,200	7,207
United States Treasury Note/Bond	0.250%	12/15/15	3,800	3,800
United States Treasury Note/Bond	0.250%	12/31/15	9,300	9,297
United States Treasury Note/Bond	0.375%	1/15/16	4,300	4,303
United States Treasury Note/Bond	0.500%	9/30/16	50	50
United States Treasury Note/Bond	0.375%	10/31/16	250	249
United States Treasury Note/Bond	0.500%	11/30/16	2,750	2,743
United States Treasury Note/Bond	0.875%	8/15/17	8,050	8,029
United States Treasury Note/Bond	0.625%	9/30/17	1,000	989
United States Treasury Note/Bond	0.875%	11/15/17	18,100	18,010
United States Treasury Note/Bond	1.000%	12/15/17	23,100	23,049
United States Treasury Note/Bond	0.750%	3/31/18	1,100	1,083
United States Treasury Note/Bond	2.375%	8/15/24	675	687
				190,970
Conventional Mortgage-Backed Securities (0.0%)
[3,4] Fannie Mae Pool	6.000%	12/1/16	17	17
[3,4] Fannie Mae Pool	6.500%	9/1/16	18	18
[3,4] Freddie Mac Gold Pool	6.000%	4/1/17	17	17
				52
Nonconventional Mortgage-Backed Securities (0.1%)
[3,4,5] Fannie Mae Pool	2.125%	12/1/32	13	13
[3,4,5] Fannie Mae Pool	2.250%	9/1/32–
		6/1/33	113	118
[3,4,5] Fannie Mae Pool	2.285%	8/1/33	131	137
[3,4,5] Fannie Mae Pool	2.310%	7/1/32	9	10
[3,4,5] Fannie Mae Pool	2.335%	5/1/33	84	90
[3,4,5] Fannie Mae Pool	2.340%	9/1/32	1	1
[3,4,5] Fannie Mae Pool	2.356%	2/1/37	36	38
[3,4,5] Fannie Mae Pool	2.385%	8/1/37	15	16
[3,4,5] Fannie Mae Pool	2.425%	7/1/33	188	194
[3,4,5] Fannie Mae Pool	2.460%	5/1/33	17	19
[3,4,5] Freddie Mac Non Gold Pool	2.250%	8/1/37	61	66
[3,4,5] Freddie Mac Non Gold Pool	2.379%	9/1/32	6	7
[3,4,5] Freddie Mac Non Gold Pool	2.393%	9/1/32	24	25
[3,4,5] Freddie Mac Non Gold Pool	2.461%	10/1/32–
		8/1/33	47	50
[3,4,5] Freddie Mac Non Gold Pool	2.586%	1/1/33–
		2/1/33	29	31
				815
Total U.S. Government and Agency Obligations
(Cost $191,890)				191,837

Asset-Backed/Commercial Mortgage-Backed Securities (16.9%)
[3] Ally Auto Receivables Trust 2011-1	2.230%	3/15/16	54	54
[3] Ally Auto Receivables Trust 2013-SN1	0.900%	5/22/17	40	40
[3,6] Ally Master Owner Trust Series 2010-2	4.590%	4/15/17	400	404
[3,5] Ally Master Owner Trust Series 2010-4	1.231%	8/15/17	870	874
[3,5,6] Ally Master Owner Trust Series 2010-4	1.711%	8/15/17	990	996
[3,5,6] Ally Master Owner Trust Series 2010-4	2.111%	8/15/17	750	755
[3] Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	2,050	2,046
[3,5] Ally Master Owner Trust Series 2014-1	0.631%	1/15/19	250	250
[3] Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	450	450
[3] Ally Master Owner Trust Series 2014-3	1.330%	3/15/19	270	270
[3,5] American Express Credit Account
Secured Note Trust 2008-2	1.421%	9/15/20	795	818
[3,5] American Express Credit Account
Secured Note Trust 2012-4	0.711%	5/15/20	700	703
[3,5] American Express Issuance
Trust II 2013-1	0.441%	2/15/19	3,000	2,994
[3,5,6] American Homes 4 Rent 2014-SFR1	1.250%	6/17/31	129	127
[3,5,6] American Homes 4 Rent 2014-SFR1	1.600%	6/17/31	110	108
[3,6] American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	299	303
[3,6] American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	80	82
[3,6] American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	440	445
[3,6] Americold 2010 LLC Trust Series
2010-ART	4.954%	1/14/29	455	502
[3,6] Americold 2010 LLC Trust Series
2010-ART	6.811%	1/14/29	275	321
[3] AmeriCredit Automobile Receivables
Trust 2013-1	1.570%	1/8/19	80	80
[3] AmeriCredit Automobile Receivables
Trust 2013-2	1.790%	3/8/19	300	299
[3] AmeriCredit Automobile Receivables
Trust 2013-3	2.380%	6/10/19	400	404
[3] AmeriCredit Automobile Receivables
Trust 2013-3	3.000%	7/8/19	500	509
[3] AmeriCredit Automobile Receivables
Trust 2013-4	2.720%	9/9/19	80	81
[3] AmeriCredit Automobile Receivables
Trust 2013-4	3.310%	10/8/19	110	113
[3] AmeriCredit Automobile Receivables
Trust 2013-5	2.290%	11/8/19	155	156
[3] AmeriCredit Automobile Receivables
Trust 2013-5	2.860%	12/8/19	175	177
[3] AmeriCredit Automobile Receivables
Trust 2014-1	2.150%	3/9/20	100	100
[3] AmeriCredit Automobile Receivables
Trust 2014-2	2.180%	6/8/20	280	278
[3,6] Applebees/IHOP Funding
LLC 2014-2	4.277%	9/5/44	270	271
[3,6] ARL Second LLC 2014-1A	2.920%	6/15/44	261	262
[3,5,6] Arran Residential Mortgages
Funding 2011-1 plc	1.682%	11/19/47	293	295
[3,6] Aventura Mall Trust 2013-AVM	3.743%	12/5/32	380	403
[3,5] BA Credit Card Trust 2007-A4	0.201%	11/15/19	260	258
[3,6] BAMLL Commercial Mortgage
Securities Trust 2012-PARK	2.959%	12/10/30	125	125
[3] Banc of America Commercial
Mortgage Trust 2006-5	5.415%	9/10/47	532	562
[3] Banc of America Commercial
Mortgage Trust 2006-6	5.347%	10/10/45	1,051	1,117

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	Banc of America Commercial
	Mortgage Trust 2007-2	5.561%	4/10/49	800	861
[3]	Banc of America Commercial
	Mortgage Trust 2008-1	6.201%	2/10/51	1,386	1,538
[3]	Banc of America Commercial
	Mortgage Trust 2008-1	6.245%	2/10/51	137	152
[3,7] Banc of America Funding
	2006-H Trust	2.740%	9/20/46	554	457
[3]	Bank of America Mortgage
	2002-J Trust	3.577%	9/25/32	1	1
[3,5,6] Bank of America Student Loan
	Trust 2010-1A	1.034%	2/25/43	740	741
[3,6] Beacon Container Finance LLC
	2012-1A	3.720%	9/20/27	349	355
[3,7] Bear Stearns ARM Trust 2006-4		2.491%	10/25/36	718	601
[3,7] Bear Stearns ARM Trust 2007-3		2.955%	5/25/47	591	490
[3]	Bear Stearns Commercial Mortgage
	Securities Trust 2005-PWR9	4.943%	9/11/42	310	315
[3]	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR13	5.533%	9/11/41	535	567
[3]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.707%	6/11/40	555	603
[3]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.650%	6/11/50	2,468	2,681
[3]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.710%	9/11/42	912	997
[3,5,6] BMW Floorplan Master Owner
	Trust 2012-1A	0.561%	9/15/17	619	620
[3,5] Brazos Higher Education Authority
	Inc. Series 2005-3	0.455%	6/25/26	350	340
[3,5] Brazos Higher Education Authority
	Inc. Series 2010-1	1.133%	5/25/29	563	559
[3,5] Brazos Higher Education Authority
	Inc. Series 2011-1	1.033%	2/25/30	803	809
[3,6] CAL Funding II Ltd. Series 2012-1A		3.470%	10/25/27	157	157
[3,6] CAL Funding II Ltd. Series 2013-1A		3.350%	3/27/28	289	288
[3]	Capital Auto Receivables Asset
	Trust 2013-1	1.290%	4/20/18	150	150
[3]	Capital Auto Receivables Asset
	Trust 2013-1	1.740%	10/22/18	130	130
[3]	Capital Auto Receivables Asset
	Trust 2013-3	3.690%	2/20/19	315	323
[3]	Capital Auto Receivables Asset
	Trust 2013-4	1.470%	7/20/18	545	546
[3]	Capital Auto Receivables Asset
	Trust 2013-4	2.060%	10/22/18	370	372
[3]	Capital Auto Receivables Asset
	Trust 2013-4	2.670%	2/20/19	330	335
[3]	Capital Auto Receivables Asset
	Trust 2013-4	3.220%	5/20/19	290	294
[3]	Capital Auto Receivables Asset
	Trust 2014-1	1.690%	10/22/18	300	301
[3]	Capital Auto Receivables Asset
	Trust 2014-1	2.220%	1/22/19	150	151
[3]	Capital Auto Receivables Asset
	Trust 2014-1	2.840%	4/22/19	100	101
[3]	Capital Auto Receivables Asset
	Trust 2014-1	3.390%	7/22/19	100	102
[3,5] Capital One Multi-asset Execution
	Trust 2007-A5	0.201%	7/15/20	1,100	1,092
[3,5] Capital One Multi-Asset Execution
	Trust 2014-A3	0.541%	1/18/22	935	934
[3]	Carmax Auto Owner Trust 2013-3	1.910%	3/15/19	140	141
[3]	Carmax Auto Owner Trust 2013-3	2.850%	2/18/20	85	86
[3]	Carmax Auto Owner Trust 2014-1	1.690%	8/15/19	50	50
[3]	Carmax Auto Owner Trust 2014-1	1.930%	11/15/19	100	100
[3]	CenterPoint Energy Transition
	Bond Co. IV LLC 2012-1	2.161%	10/15/21	700	701
[3,6] CFCRE Commercial Mortgage
	Trust 2011-C1	5.535%	4/15/44	36	41

[3,6] CFCRE Commercial Mortgage
	Trust 2011-C2	5.568%	12/15/47	390	453
[3,5] Chase Issuance Trust 2007-C1		0.621%	4/15/19	800	796
[3,5] Chase Issuance Trust 2012-A10		0.421%	12/16/19	3,000	2,994
[3]	CHL Mortgage Pass-Through
	Trust 2003-HYB3	2.440%	11/19/33	40	38
[3,7] CHL Mortgage Pass-Through
	Trust 2006-HYB1	2.458%	3/20/36	350	300
[3,7] CHL Mortgage Pass-Through
	Trust 2007-HYB2	2.581%	2/25/47	385	308
[3,6] Chrysler Capital Auto Receivables
	Trust 2013-AA	1.830%	3/15/19	100	101
[3,6] Chrysler Capital Auto Receivables
	Trust 2013-AA	2.280%	7/15/19	115	115
[3,6] Chrysler Capital Auto Receivables
	Trust 2013-AA	2.930%	8/17/20	125	127
[3,6] Chrysler Capital Auto Receivables
	Trust 2014-AA	2.280%	11/15/19	240	240
[3,6] Cit Equipment Collateral 2013-VT1		1.130%	7/20/20	485	488
[3,5] Citibank Credit Card Issuance
	Trust 2005-C2	0.637%	3/24/17	100	100
[3,5] Citibank Credit Card Issuance
	Trust 2008-A7	1.540%	5/20/20	1,500	1,553
[3]	Citibank Credit Card Issuance
	Trust 2014-A1	2.880%	1/23/23	200	206
[3]	Citibank Credit Card Issuance
	Trust 2014-A6	2.150%	7/15/21	2,240	2,247
[3]	Citigroup Commercial Mortgage
	Trust 2012-GC8	3.024%	9/10/45	150	151
[3,6] Citigroup Commercial Mortgage
	Trust 2012-GC8	3.683%	9/10/45	52	54
[3]	Citigroup Commercial Mortgage
	Trust 2013-GC11	1.987%	4/10/46	115	115
[3]	Citigroup Commercial Mortgage
	Trust 2013-GC11	3.093%	4/10/46	150	151
[3]	Citigroup Commercial Mortgage
	Trust 2013-GC15	3.161%	9/10/46	800	830
[3]	Citigroup Commercial Mortgage
	Trust 2013-GC15	3.942%	9/10/46	200	213
[3,5,6] Citigroup Commercial Mortgage
	Trust 2014-388G	0.911%	6/15/33	500	500
[3]	Citigroup Commercial Mortgage
	Trust 2014-GC21	3.477%	5/10/47	270	281
[3]	Citigroup Commercial Mortgage
	Trust 2014-GC21	3.855%	5/10/47	560	595
[3]	Citigroup Commercial Mortgage
	Trust 2014-GC23	3.622%	7/10/47	140	146
[3]	Citigroup Commercial Mortgage
	Trust 2014-GC23	3.863%	7/10/47	250	260
[3]	Citigroup Commercial Mortgage
	Trust 2014-GC23	4.175%	7/10/47	90	92
[3]	Citigroup Commercial Mortgage
	Trust 2014-GC23	4.454%	7/10/47	153	155
[3]	Citigroup Commercial Mortgage
	Trust 2014-GC25	3.635%	10/10/47	840	870
[3,7] Citigroup Mortgage Loan Trust
	2007-AR8	2.685%	7/25/37	278	258
[3,6] CKE Restaurant Holdings Inc.
	2013-1A	4.474%	3/20/43	560	572
[3,6] CLI Funding V LLC 2013-1A		2.830%	3/18/28	545	535
[3]	COBALT CMBS Commercial
	Mortgage Trust 2007-C2	5.484%	4/15/47	569	610
[3,5,6] Colony American Homes 2014-1		1.400%	5/17/31	296	294
[3,5,6] Colony American Homes 2014-1		1.600%	5/17/31	395	391
[3,5,6] Colony American Homes
	Single-Family Rental Pass-Through
	Certificates 2014-2	1.515%	7/17/31	350	342
[3]	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	1,328	1,414
[3]	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	875	925
[3]	COMM 2007-C9 Mortgage Trust	5.796%	12/10/49	590	644
[3]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	75	77

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	100	104
[3]	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	180	180
[3]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	260	259
[3]	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	70	69
[3]	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	270	289
[3]	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	992	1,085
[3]	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	350	368
[3]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	870	938
[3]	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	610	664
[3]	COMM 2013-CCRE13 Mortgage Trust	4.756%	12/10/23	110	122
[3]	COMM 2013-CCRE13 Mortgage Trust	4.756%	12/10/23	200	212
[3]	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	535	561
[3]	COMM 2013-CCRE9 Mortgage Trust	4.235%	7/10/45	635	698
[3,6] COMM 2013-CCRE9 Mortgage Trust		4.259%	7/10/45	250	267
[3]	COMM 2013-CCRE9 Mortgage Trust	2.972%	8/10/46	550	568
[3]	COMM 2013-CCRE9 Mortgage Trust	3.795%	8/10/46	250	266
[3,6] COMM 2013-CR9 Mortgage Trust		4.259%	7/10/45	200	204
[3]	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	760	786
[3,6] COMM 2013-LC13 Mortgage Trust		3.774%	8/10/46	250	266
[3]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	275	299
[3,6] COMM 2013-LC13 Mortgage Trust		4.557%	8/10/46	435	477
[3]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	100	100
[3,6] COMM 2013-SFS Mortgage Trust		2.987%	4/12/35	110	110
[3,6] COMM 2014-277P Mortgage Trust		3.611%	8/10/49	1,150	1,198
[3]	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	180	186
[3]	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	130	137
[3]	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	240	261
[3]	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	300	308
[3]	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	210	227
[3]	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	250	271
[3]	COMM 2014-CCRE15 Mortgage Trust	4.717%	2/10/47	150	165
[3]	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	820	876
[3]	COMM 2014-CR17 Mortgage Trust	4.174%	5/10/47	650	689
[3]	COMM 2014-CR17 Mortgage Trust	4.736%	5/10/47	80	84
[3]	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	300	313
[3]	COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	350	369
[3]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	465	495
[3]	Commercial Mortgage Trust 2006-GG7	5.819%	7/10/38	337	353
[6]	Commonwealth Bank of Australia	1.875%	12/11/18	740	738
[3]	Credit Suisse Commercial Mortgage
	Trust Series 2006-C3	5.806%	6/15/38	522	546
[3]	Credit Suisse Commercial Mortgage
	Trust Series 2007-C1	5.361%	2/15/40	445	470
[3]	Credit Suisse Commercial Mortgage
	Trust Series 2008-C1	5.970%	2/15/41	798	883
[3,6] Cronos Containers Program Ltd.
	2012-2A	3.810%	9/18/27	349	349
[3,5] Discover Card Execution Note
	Trust 2012-A4	0.531%	11/15/19	600	602
[3]	Discover Card Execution Note
	Trust 2012-A6	1.670%	1/18/22	2,700	2,658
[3,5] Discover Card Execution Note
	Trust 2013-A1	0.461%	8/17/20	1,900	1,900
[3]	Discover Card Execution Note
	Trust 2014-A4	2.120%	12/15/21	1,400	1,406
[3,6] Enterprise Fleet Financing LLC
	Series 2011-2	1.900%	10/20/16	29	29
[3,6] Enterprise Fleet Financing LLC
	Series 2011-3	2.100%	5/20/17	208	209
[3,6] Enterprise Fleet Financing LLC
	Series 2012-2	0.720%	4/20/18	228	227
[3,6] Enterprise Fleet Financing LLC
	Series 2012-2	0.930%	4/20/18	250	250
[3,7] First Horizon Mortgage Pass-Through
	Trust 2006-AR3	2.064%	11/25/36	276	229
[7]	First Horizon Mortgage Pass-Through
	Trust 2006-AR4	2.555%	1/25/37	608	525
[3,6] Ford Credit Auto Lease Trust 2012-B		1.100%	12/15/15	250	250
[3]	Ford Credit Auto Lease Trust 2013-A	1.010%	5/15/16	450	450
[3]	Ford Credit Auto Lease Trust 2013-A	1.280%	6/15/16	350	350
[3]	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	540	538

[3] Ford Credit Auto Owner Trust 2013-C	1.680%	11/15/18	100	100
[3] Ford Credit Auto Owner Trust 2013-D	1.540%	3/15/19	300	299
[3] Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	310	309
[3,6] Ford Credit Auto Owner Trust 2014-1	2.260%	11/15/25	845	850
[3,6] Ford Credit Auto Owner Trust 2014-1	2.410%	11/15/25	160	161
[3,6] Ford Credit Auto Owner Trust 2014-2	2.310%	4/15/26	630	633
[3,6] Ford Credit Auto Owner Trust 2014-2	2.510%	4/15/26	140	141
[3,6] Ford Credit Floorplan Master Owner
Trust A Series 2010-3	4.990%	2/15/17	530	531
[3] Ford Credit Floorplan Master Owner
Trust A Series 2012-2	1.920%	1/15/19	700	710
[3] Ford Credit Floorplan Master Owner
Trust A Series 2012-5	1.490%	9/15/19	2,722	2,717
[3] Ford Credit Floorplan Master Owner
Trust A Series 2012-5	1.690%	9/15/19	200	199
[3] Ford Credit Floorplan Master Owner
Trust A Series 2012-5	2.140%	9/15/19	200	201
[3] Ford Credit Floorplan Master Owner
Trust A Series 2013-1	1.370%	1/15/18	640	642
[3] Ford Credit Floorplan Master Owner
Trust A Series 2013-1	1.820%	1/15/18	240	241
[3] Ford Credit Floorplan Master Owner
Trust A Series 2013-3	1.740%	6/15/17	180	181
[3] Ford Credit Floorplan Master Owner
Trust A Series 2013-4	2.100%	6/15/20	150	150
[3] Ford Credit Floorplan Master Owner
Trust A Series 2013-4	2.290%	6/15/20	150	150
[3] Ford Credit Floorplan Master Owner
Trust A Series 2013-4	2.790%	6/15/20	60	61
[3] Ford Credit Floorplan Master Owner
Trust A Series 2014-1	1.400%	2/15/19	200	200
[3] Ford Credit Floorplan Master Owner
Trust A Series 2014-1	2.310%	2/15/21	100	100
[3,5] Ford Credit Floorplan Master Owner
Trust A Series 2014-2	0.661%	2/15/21	130	130
[3] Ford Credit Floorplan Master Owner
Trust A Series 2014-4	1.400%	8/15/19	1,680	1,677
[3,6] FRS I LLC 2013-1A	1.800%	4/15/43	128	127
[3,6] FRS I LLC 2013-1A	3.080%	4/15/43	491	490
[3,5] GE Capital Credit Card Master Note
Trust Series 2011-2	1.161%	5/15/19	1,200	1,203
[3] GE Capital Credit Card Master Note
Trust Series 2012-2	2.220%	1/15/22	2,000	2,002
[3] GE Capital Credit Card Master Note
Trust Series 2012-6	1.360%	8/17/20	1,560	1,551
[3,5] GE Dealer Floorplan Master Note
Trust Series 2012-2	0.915%	4/22/19	900	907
[3,5] GE Dealer Floorplan Master Note
Trust Series 2012-4	0.605%	10/20/17	600	600
[3,6] GM Financial Leasing Trust 2014-1A	1.760%	5/21/18	300	301
[3] GMACM Mortgage Loan Trust
2005-AR6	2.849%	11/19/35	112	107
[3,6] Golden Credit Card Trust 2012-2A	1.770%	1/15/19	2,200	2,224
[3,5,6] Golden Credit Card Trust 2012-3A	0.611%	7/17/17	58	58
[3,5,6] Golden Credit Card Trust 2013-1A	0.411%	2/15/18	40	40
[3,6] GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	500	517
[3,5] Granite Master Issuer plc Series 2007-1	0.305%	12/20/54	106	105
[3,5] Granite Master Issuer plc Series 2007-2	0.242%	12/17/54	35	35
[3,6] Great America Leasing Receivables
2013-1	1.160%	5/15/18	300	298
[3,6] GS Mortgage Securities Trust 2010-C2	5.223%	12/10/43	100	109
[3,6] GS Mortgage Securities Trust
2011-GC3	5.535%	3/10/44	70	79
[3,6] GS Mortgage Securities Trust
2012-ALOHA	3.551%	4/10/34	595	619
[3,6] GS Mortgage Securities Trust
2012-BWTR	2.954%	11/5/34	655	657
[3,6] GS Mortgage Securities Trust
2012-GC6	4.948%	1/10/45	25	28
[3] GS Mortgage Securities Trust
2013-GC13	4.038%	7/10/46	525	571

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	GS Mortgage Securities Trust
	2013-GCJ12	3.135%	6/10/46	375	380
[3]	GS Mortgage Securities Trust
	2013-GCJ12	3.777%	6/10/46	200	205
[3]	GS Mortgage Securities Trust
	2013-GCJ14	2.995%	8/10/46	470	485
[3]	GS Mortgage Securities Trust
	2013-GCJ14	3.817%	8/10/46	200	212
[3]	GS Mortgage Securities Trust
	2013-GCJ14	4.243%	8/10/46	1,000	1,092
[3]	GS Mortgage Securities Trust
	2014-GC24	3.931%	9/10/47	990	1,056
[3]	GS Mortgage Securities Trust
	2014-GC24	4.507%	9/10/47	230	246
[3]	GS Mortgage Securities Trust
	2014-GC24	4.528%	9/10/47	330	338
[3]	GS Mortgage Securities Trust
	2014-GC26	3.629%	11/10/47	350	364
[3]	Harley-Davidson Motorcycle
	Trust 2013-1	0.870%	7/15/19	200	199
[3,6] Hertz Vehicle Financing LLC 2009-2A		5.290%	3/25/16	310	312
[3,6] Hertz Vehicle Financing LLC 2010-1A		3.740%	2/25/17	1,250	1,282
[3,6] Hertz Vehicle Financing LLC 2011-1A		3.290%	3/25/18	1,000	1,037
[3,6] Hertz Vehicle Financing LLC 2013-1A		1.830%	8/25/19	1,500	1,488
[3,6] Hilton USA Trust 2013-HLT		2.662%	11/5/30	380	380
[3,6] Hilton USA Trust 2013-HLT		3.367%	11/5/30	395	400
[3,6] Hilton USA Trust 2013-HLT		3.714%	11/5/30	180	182
[3,6] Hyundai Auto Lease Securitization
	Trust 2014-A	1.300%	7/16/18	200	199
[3,6] Hyundai Auto Lease Securitization
	Trust 2014-B	1.540%	12/17/18	250	250
[3]	Hyundai Auto Receivables Trust
	2012-B	1.950%	10/15/18	200	202
[3]	Hyundai Auto Receivables Trust
	2013-B	1.450%	2/15/19	160	159
[3]	Hyundai Auto Receivables Trust
	2013-B	2.480%	9/16/19	250	253
[3]	Hyundai Auto Receivables Trust
	2013-C	2.480%	3/15/19	150	152
[3]	Hyundai Auto Receivables Trust
	2013-C	3.090%	1/15/20	130	133
[3]	Hyundai Auto Receivables Trust
	2014-A	2.020%	8/15/19	200	200
[3]	Hyundai Auto Receivables Trust
	2014-A	2.530%	7/15/20	140	140
[3]	Hyundai Auto Receivables Trust
	2014-B	2.100%	11/15/19	250	249
[3,5,6] Hyundai Floorplan Master Owner
	Trust Series 2013-1	0.811%	5/15/18	150	149
[3,6] Icon Brands Holdings LLC 2012-1		4.229%	1/25/43	438	436
[5]	Illinois Student Assistance
	Commission Series 2010-1	1.284%	4/25/22	504	507
[3,5,6] Invitation Homes 2014-SFR1 Trust		1.662%	6/17/31	610	604
[3,5,6] Invitation Homes 2014-SFR2 Trust		1.262%	9/17/31	290	286
[3,5,6] Invitation Homes 2014-SFR2 Trust		1.762%	9/17/31	220	217
[3,6] Irvine Core Office Trust 2013-IRV		3.173%	5/15/48	350	354
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-LDP6	5.471%	4/15/43	653	683
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-LDP7	5.865%	4/15/45	863	911
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2007-C1	5.716%	2/15/51	120	129
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC20	5.746%	2/12/51	1,036	1,129
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP10	5.439%	1/15/49	899	966
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP11	5.772%	6/15/49	17	17

[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP12	5.850%	2/15/51	645	703
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C1	4.608%	6/15/43	120	128
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	3.616%	11/15/43	75	79
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	4.070%	11/15/43	70	75
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	5.506%	11/15/43	170	180
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	5.506%	11/15/43	150	166
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	4.388%	2/15/46	440	473
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	4.717%	2/15/46	625	694
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	5.360%	2/15/46	70	77
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C5	5.323%	8/15/46	100	115
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C6	3.507%	5/15/45	420	439
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	2.829%	10/15/45	440	440
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	3.424%	10/15/45	100	102
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-CIBX	4.271%	6/15/45	650	701
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-HSBC	3.093%	7/5/32	150	152
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-LC9	2.840%	12/15/47	950	947
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C13	3.994%	1/15/46	340	366
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	3.674%	12/15/46	280	295
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.166%	12/15/46	300	326
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.517%	12/15/46	400	436
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.944%	12/15/46	550	610
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	5.009%	12/15/46	270	290
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	1.855%	4/15/46	115	115
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	275	275
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	3.664%	7/15/45	420	442
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	4.026%	7/15/45	180	191
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	3.019%	8/15/46	280	289
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	3.761%	8/15/46	360	381
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	2.977%	11/15/45	640	660
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	3.659%	11/15/45	100	105
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.131%	11/15/45	800	868
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.927%	11/15/45	430	473
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	5.081%	11/15/45	340	368
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C17	4.199%	1/15/47	485	528
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.079%	2/15/47	450	485

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.439%	2/15/47	300	325
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.809%	2/15/47	300	329
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.809%	2/15/47	150	157
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C21	3.428%	8/15/47	220	228
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	3.639%	11/15/47	300	312
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.494%	1/15/48	770	792
[5]	Kentucky Higher Education Student
	Loan Corp. 2013-2	0.756%	9/1/28	299	298
[3,5,6] Kildare Securities Ltd. 2007-1A		0.358%	12/10/43	93	92
[3,6] Ladder Capital Commercial
	Mortgage 2013-GCP Mortgage Trust	3.388%	5/15/31	450	462
[3,5,6] Lanark Master Issuer plc 2012-2A		1.633%	12/22/54	580	586
[3,5,6] Lanark Master Issuer plc 2013-1A		0.733%	12/22/54	318	318
[3]	LB-UBS Commercial Mortgage
	Trust 2006-C3	5.641%	3/15/39	1,330	1,388
[3]	LB-UBS Commercial Mortgage
	Trust 2006-C4	5.833%	6/15/38	259	272
[3]	LB-UBS Commercial Mortgage
	Trust 2006-C6	5.342%	9/15/39	512	540
[3]	LB-UBS Commercial Mortgage
	Trust 2006-C7	5.347%	11/15/38	235	251
[3]	LB-UBS Commercial Mortgage
	Trust 2007-C2	5.387%	2/15/40	580	623
[3]	LB-UBS Commercial Mortgage
	Trust 2007-C7	5.866%	9/15/45	752	827
[3,6] Macquarie Equipment Funding
	Trust 2012-A	0.850%	10/22/18	269	269
[3,6] Madison Avenue Trust 2013-650M		3.843%	10/12/32	295	317
[3,6] Master Credit Card Trust 2012-2A		1.970%	4/21/17	100	101
[3,6] Master Credit Card Trust 2013-3A		2.280%	1/22/18	100	100
[3]	MASTR Adjustable Rate Mortgages
	Trust 2004-3	2.176%	4/25/34	45	41
[3,5] MBNA Credit Card Master Note
	Trust 2004-A3	0.421%	8/16/21	2,205	2,192
[3,6] Mercedes-Benz Master Owner
	Trust 2012-A	0.790%	11/15/17	1,300	1,302
[3]	Merrill Lynch Mortgage Investors
	Trust MLMI Series 2003-A2	1.828%	2/25/33	68	63
[3]	Merrill Lynch Mortgage Investors
	Trust MLMI Series 2003-A4	2.582%	7/25/33	21	21
[3]	Merrill Lynch Mortgage Trust 2006-C2	5.739%	8/12/43	234	247
[3]	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	203	221
[3,6] MIRAMAX LLC 2014-1A		3.340%	7/20/26	112	112
[3]	ML-CFC Commercial Mortgage
	Trust 2006-2	5.867%	6/12/46	214	225
[3]	ML-CFC Commercial Mortgage
	Trust 2007-6	5.331%	3/12/51	154	154
[3,6] MMAF Equipment Finance LLC 2009-A		3.510%	1/15/30	142	142
[3,6] MMAF Equipment Finance LLC 2011-A		2.100%	7/15/17	550	556
[3,6] MMAF Equipment Finance LLC 2011-A		3.040%	8/15/28	700	723
[3,6] MMAF Equipment Finance LLC 2012-A		1.980%	6/10/32	370	373
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.176%	8/15/45	500	510
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.792%	8/15/45	50	52
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C6	2.858%	11/15/45	140	140
[3,6] Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-CKSV	3.277%	10/15/30	525	516
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C10	4.083%	7/15/46	600	651
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	3.085%	8/15/46	500	516
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.217%	8/15/46	1,080	1,178

[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	3.824%	10/15/46	190	201
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C13	4.039%	11/15/46	200	215
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	2.918%	2/15/46	130	130
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	3.214%	2/15/46	60	60
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.102%	5/15/46	490	494
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014 C19	3.326%	12/15/47	310	320
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014 C19	3.526%	12/15/47	140	145
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.064%	2/15/47	450	484
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.384%	2/15/47	450	487
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.892%	6/15/47	660	701
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.094%	6/15/47	230	244
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.325%	6/15/47	300	316
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.758%	6/15/47	300	313
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C17	3.741%	8/15/47	370	388
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C17	4.011%	8/15/47	130	136
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	3.923%	10/15/47	450	478
[3]	Morgan Stanley Capital I Trust
	2006-HQ9	5.728%	7/12/44	1,252	1,325
[3]	Morgan Stanley Capital I Trust
	2006-IQ12	5.319%	12/15/43	425	452
[3]	Morgan Stanley Capital I Trust
	2007-IQ15	5.908%	6/11/49	846	920
[3]	Morgan Stanley Capital I Trust
	2007-IQ16	5.688%	12/12/49	1,363	1,479
[3]	Morgan Stanley Capital I Trust
	2012-C4	3.244%	3/15/45	75	77
[3]	Morgan Stanley Capital I Trust
	2012-C4	3.773%	3/15/45	60	63
[3,6] Morgan Stanley Capital I Trust
	2012-STAR	3.201%	8/5/34	405	410
[3,6] Morgan Stanley Capital I Trust
	2014-150E	3.912%	9/9/32	545	580
[3,6] Morgan Stanley Capital I Trust
	2014-CPT	3.350%	7/13/29	260	268
[3]	Morgan Stanley Mortgage Loan
	Trust 2006-8AR	2.180%	6/25/36	263	249
[3,5] Navient Student Loan Trust 2014-1		0.920%	2/25/39	140	139
[3,5,6] Navistar Financial Dealer Note
	Master Owner Trust Series 2013-1	0.839%	1/25/18	700	700
[3,5] New Mexico Educational Assistance
	Foundation 2013-1	0.856%	1/2/25	517	518
[3,5] Nissan Master Owner Trust
	Receivables Series 2013-A	0.461%	2/15/18	1,000	999
[6]	Norddeutsche Landesbank
	Girozentrale	2.000%	2/5/19	600	601
[5]	North Carolina State Education
	Assistance Authority 2011-1	1.134%	1/26/26	558	560
[3,5] North Carolina State Education
	Assistance Authority 2011-2	1.034%	7/25/25	130	130
[3,6] OBP Depositor LLC Trust 2010-OBP		4.646%	7/15/45	225	250
[3,5,6] PFS Financing Corp. 2014-AA		0.761%	2/15/19	100	100
[3,6] Rental Car Finance Corp. 2011-1A		2.510%	2/25/16	800	801
[3,5,6] Resimac MBS Trust 2014-1A		0.940%	12/12/45	630	632
[3,7] RFMSI Series 2006-SA2 Trust		3.524%	8/25/36	575	519
[3,7] RFMSI Series 2006-SA3 Trust		3.594%	9/25/36	181	143

Vanguard Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3] Santander Drive Auto
Receivables Trust 2013-2	1.950%	3/15/19	600	605
[3] Santander Drive Auto
Receivables Trust 2013-5	1.550%	10/15/18	248	249
[3,5,6] Silver Bay Realty 2014-1 Trust	1.165%	9/17/31	269	267
[3,5,6] Silver Bay Realty 2014-1 Trust	1.615%	9/17/31	160	156
[3,5] SLM Student Loan Trust 2005-5	0.334%	4/25/25	1,350	1,342
[3,5] SLM Student Loan Trust 2005-9	0.354%	1/27/25	893	890
[3,5] SLM Student Loan Trust 2006-5	0.344%	1/25/27	500	492
[3,5] SLM Student Loan Trust 2006-6	0.344%	10/27/25	800	786
[3,5] SLM Student Loan Trust 2007-1	0.324%	1/26/26	1,575	1,540
[3,5,6] SLM Student Loan Trust 2011-A	1.161%	10/15/24	202	203
[3,6] SLM Student Loan Trust 2011-A	4.370%	4/17/28	300	319
[3,6] SLM Student Loan Trust 2011-B	3.740%	2/15/29	1,400	1,465
[3,5,6] SLM Student Loan Trust 2011-C	1.561%	12/15/23	236	237
[3,6] SLM Student Loan Trust 2011-C	4.540%	10/17/44	637	683
[3,5,6] SLM Student Loan Trust 2012-B	1.261%	12/15/21	102	102
[3,6] SLM Student Loan Trust 2012-B	3.480%	10/15/30	450	465
[3,5,6] SLM Student Loan Trust 2012-E	0.911%	10/16/23	341	342
[3,5,6] SLM Student Loan Trust 2013-1	1.211%	5/17/27	600	602
[3,6] SLM Student Loan Trust 2013-1	2.500%	3/15/47	200	192
[3,5] SLM Student Loan Trust 2013-6	0.820%	6/26/28	800	798
[3,6] SLM Student Loan Trust 2013-B	1.850%	6/17/30	250	246
[3,6] SLM Student Loan Trust 2013-B	3.000%	5/16/44	300	295
[3,6] SLM Student Loan Trust 2013-C	3.500%	6/15/44	140	140
[3,5] SLM Student Loan Trust 2014-1	0.770%	2/26/29	250	250
[3,6] SLM Student Loan Trust 2014-A	2.590%	1/15/26	100	101
[3,6] SLM Student Loan Trust 2014-A	3.500%	11/15/44	100	99
[3,6] SMART ABS Series 2011-2US Trust	2.310%	4/14/17	604	607
[3] SMART ABS Series 2012-4US Trust	0.970%	3/14/17	467	466
[3] SMART ABS Series 2012-4US Trust	1.250%	8/14/18	200	200
[3] SMART ABS Series 2013-1US Trust	1.050%	10/14/18	450	448
[3,6] Sonic Capital LLC 2011-1A	5.438%	5/20/41	318	336
[3,5] South Carolina Student Loan Corp.
Revenue 2010-1	1.233%	7/25/25	584	588
[6] SpareBank 1 Boligkreditt AS	1.250%	5/2/18	150	148
[3,6] SpareBank 1 Boligkreditt AS	1.750%	11/15/20	560	550
[3,5,6] SWAY Residential 2014-1 Trust	1.457%	1/17/20	400	399
[3,6] Tidewater Auto Receivables
Trust 2014-AA	1.400%	7/15/18	100	100
[3,6] TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	540	560
[3,5,6] Trade Maps_2013-1A	0.862%	12/10/18	720	721
[3,5,6] Trade Maps_2013-1A	1.412%	12/10/18	135	135
[3,5,6] Trade Maps_2013-1A	2.412%	12/10/18	75	75
[3,5,6] Trafigura Securitisation
Finance plc TRFIG_14-1A	1.111%	10/15/21	510	510
[3] UBS Commercial Mortgage
Trust 2012-C1	4.171%	5/10/45	30	32
[3,6] UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	595	604
[3] UBS-Barclays Commercial
Mortgage Trust 2012-C4	2.850%	12/10/45	220	219
[3,6] VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	250	250
[3,6] VNO 2013-PENN Mortgage Trust	3.808%	12/13/29	270	285
[3,6] VNO 2013-PENN Mortgage Trust	3.947%	12/13/29	80	84
[3,6] VNO 2013-PENN Mortgage Trust	3.947%	12/13/29	60	62
[3,6] Volkswagen Credit Auto Master
Owner Trust 2014-1A	1.400%	7/22/19	1,000	999
[3,6] Volvo Financial Equipment LLC
Series 2012-1	2.380%	9/16/19	150	151
[3] Wachovia Bank Commercial
Mortgage Trust Series 2006-C27	5.765%	7/15/45	210	220
[3] Wachovia Bank Commercial
Mortgage Trust Series 2006-C28	5.559%	10/15/48	892	948
[3] Wachovia Bank Commercial
Mortgage Trust Series 2006-C28	5.572%	10/15/48	957	1,011
[3] Wachovia Bank Commercial
Mortgage Trust Series 2006-C29	5.297%	11/15/48	828	882
[3] Wachovia Bank Commercial
Mortgage Trust Series 2007-C33	5.941%	2/15/51	759	808

[3]	WaMu Mortgage Pass-Through
	Certificates Series 2002-AR18	2.505%	1/25/33	15	15
[3]	WaMu Mortgage Pass-Through
	Certificates Series 2003-AR7	2.299%	8/25/33	23	23
[3]	WaMu Mortgage Pass-Through
	Certificates Series 2003-AR9	2.406%	9/25/33	30	30
[3]	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	2.918%	10/15/45	705	708
[3]	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	3.539%	10/15/45	40	41
[3]	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	3.928%	7/15/46	185	198
[3]	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	4.218%	7/15/46	755	822
[3]	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	4.302%	7/15/46	110	119
[3]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.477%	8/15/50	500	519
[3]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.817%	8/15/50	1,100	1,160
[3]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.020%	8/15/50	200	210
	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.322%	8/15/50	350	368
	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.458%	8/15/50	220	223
[3]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.244%	12/15/47	690	707
[3,7] Wells Fargo Mortgage Backed
	Securities 2006-AR14 Trust	2.617%	10/25/36	495	456
[6]	Westpac Banking Corp.	1.850%	11/26/18	675	674
[3,6] WFLD Mortgage Trust_13-MONT		3.755%	8/10/31	160	169
[3,6] WFRBS Commercial Mortgage
	Trust 2011-C3	4.375%	3/15/44	270	294
[3]	WFRBS Commercial Mortgage
	Trust 2012-C10	2.875%	12/15/45	215	215
[3]	WFRBS Commercial Mortgage
	Trust 2012-C7	3.431%	6/15/45	270	281
[3]	WFRBS Commercial Mortgage
	Trust 2012-C7	4.090%	6/15/45	135	144
[3]	WFRBS Commercial Mortgage
	Trust 2012-C8	3.001%	8/15/45	100	101
[3]	WFRBS Commercial Mortgage
	Trust 2012-C9	2.870%	11/15/45	410	410
[3]	WFRBS Commercial Mortgage
	Trust 2012-C9	3.388%	11/15/45	70	71
[3]	WFRBS Commercial Mortgage
	Trust 2013-C13	3.345%	5/15/45	50	50
[3]	WFRBS Commercial Mortgage
	Trust 2013-C15	2.900%	8/15/46	170	175
[3]	WFRBS Commercial Mortgage
	Trust 2013-C15	3.720%	8/15/46	480	508
[3]	WFRBS Commercial Mortgage
	Trust 2013-C16	4.415%	9/15/46	350	387
[3]	WFRBS Commercial Mortgage
	Trust 2013-C17	3.558%	12/15/46	85	89
[3]	WFRBS Commercial Mortgage
	Trust 2013-C17	4.023%	12/15/46	230	247
[3]	WFRBS Commercial Mortgage
	Trust 2013-C18	3.027%	12/15/46	215	222
[3]	WFRBS Commercial Mortgage
	Trust 2013-C18	3.676%	12/15/46	160	169
[3]	WFRBS Commercial Mortgage
	Trust 2013-C18	4.162%	12/15/46	605	656
[3]	WFRBS Commercial Mortgage
	Trust 2013-C18	4.673%	12/15/46	140	153
[3]	WFRBS Commercial Mortgage
	Trust 2014-C19	4.101%	3/15/47	400	432
[3]	WFRBS Commercial Mortgage
	Trust 2014-C20	3.638%	5/15/47	503	528

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	WFRBS Commercial Mortgage
	Trust 2014-C20	3.995%	5/15/47	400	428
[3]	WFRBS Commercial Mortgage
	Trust 2014-C20	4.513%	5/15/47	90	92
[3]	WFRBS Commercial Mortgage
	Trust 2014-C21	3.678%	8/15/47	295	308
[3]	WFRBS Commercial Mortgage
	Trust 2014-C21	3.891%	8/15/47	170	177
[3]	WFRBS Commercial Mortgage
	Trust 2014-C21	4.213%	8/15/47	75	78
[3]	WFRBS Commercial Mortgage
	Trust 2014-C21	4.234%	8/15/47	300	300
[3]	WFRBS Commercial Mortgage
	Trust 2014-C23	3.917%	10/15/57	200	212
[3]	WFRBS Commercial Mortgage
	Trust 2014-LC14	3.522%	3/15/47	35	36
[3]	WFRBS Commercial Mortgage
	Trust 2014-LC14	4.045%	3/15/47	500	536
[3]	World Financial Network Credit Card
	Master Note Trust Series 2013-A	1.610%	12/15/21	470	468
[3,5,6] World Omni Master Owner Trust
	2013-1	0.511%	2/15/18	450	449
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $213,242)					214,527
Corporate Bonds (58.1%)
Finance (26.9%)
	Banking (21.5%)
	Abbey National Treasury Services plc	4.000%	4/27/16	845	876
	Abbey National Treasury Services plc	1.375%	3/13/17	1,275	1,274
	Abbey National Treasury Services plc	3.050%	8/23/18	1,130	1,168
	Abbey National Treasury Services plc	2.350%	9/10/19	590	591
[6]	ABN AMRO Bank NV	2.500%	10/30/18	525	531
	American Express Centurion Bank	6.000%	9/13/17	1,650	1,838
	American Express Co.	6.150%	8/28/17	490	546
	American Express Co.	7.000%	3/19/18	535	618
	American Express Credit Corp.	2.750%	9/15/15	1,126	1,143
	American Express Credit Corp.	2.800%	9/19/16	1,480	1,524
	American Express Credit Corp.	2.375%	3/24/17	790	808
	American Express Credit Corp.	1.550%	9/22/17	280	280
	American Express Credit Corp.	2.125%	3/18/19	575	575
	American Express Credit Corp.	2.250%	8/15/19	910	910
	Amsouth Bank	5.200%	4/1/15	230	232
	Australia & New Zealand
	Banking Group Ltd.	0.900%	2/12/16	500	501
[6]	Australia & New Zealand
	Banking Group Ltd.	3.250%	3/1/16	900	926
	Australia & New Zealand
	Banking Group Ltd.	1.250%	1/10/17	450	452
	Australia & New Zealand
	Banking Group Ltd.	1.875%	10/6/17	1,100	1,110
	Australia & New Zealand
	Banking Group Ltd.	1.450%	5/15/18	400	395
[6]	Australia & New Zealand
	Banking Group Ltd.	4.500%	3/19/24	935	955
[6]	Banco Votorantim SA	5.250%	2/11/16	280	289
	Bank of America Corp.	5.000%	1/15/15	675	676
	Bank of America Corp.	4.500%	4/1/15	1,675	1,690
	Bank of America Corp.	3.700%	9/1/15	100	102
	Bank of America Corp.	1.500%	10/9/15	635	637
	Bank of America Corp.	3.625%	3/17/16	725	745
	Bank of America Corp.	6.050%	5/16/16	810	859
	Bank of America Corp.	3.750%	7/12/16	1,270	1,315
	Bank of America Corp.	6.500%	8/1/16	1,790	1,929
	Bank of America Corp.	5.420%	3/15/17	485	520
	Bank of America Corp.	5.700%	5/2/17	162	175
	Bank of America Corp.	6.400%	8/28/17	391	435
	Bank of America Corp.	6.000%	9/1/17	1,040	1,146
	Bank of America Corp.	5.750%	12/1/17	1,308	1,446
	Bank of America Corp.	2.000%	1/11/18	430	429
	Bank of America Corp.	6.875%	4/25/18	700	804

	Bank of America Corp.	5.650%	5/1/18	770	855
	Bank of America Corp.	2.600%	1/15/19	1,490	1,502
	Bank of America NA	1.125%	11/14/16	1,900	1,894
	Bank of America NA	1.250%	2/14/17	500	499
	Bank of America NA	5.300%	3/15/17	240	258
	Bank of America NA	6.100%	6/15/17	160	176
	Bank of Montreal	2.500%	1/11/17	440	451
	Bank of Montreal	1.300%	7/14/17	450	448
	Bank of Montreal	1.400%	9/11/17	885	886
	Bank of Montreal	1.450%	4/9/18	435	430
	Bank of New York Mellon Corp.	4.950%	3/15/15	1,055	1,063
	Bank of New York Mellon Corp.	2.300%	7/28/16	750	765
	Bank of New York Mellon Corp.	2.400%	1/17/17	710	727
	Bank of New York Mellon Corp.	1.969%	6/20/17	200	203
	Bank of New York Mellon Corp.	2.200%	5/15/19	1,060	1,062
	Bank of New York Mellon Corp.	2.300%	9/11/19	710	711
	Bank of Nova Scotia	2.050%	10/7/15	212	214
	Bank of Nova Scotia	0.750%	10/9/15	740	741
	Bank of Nova Scotia	2.900%	3/29/16	1,115	1,144
	Bank of Nova Scotia	1.375%	7/15/16	960	967
	Bank of Nova Scotia	2.550%	1/12/17	2,187	2,258
	Bank of Nova Scotia	1.300%	7/21/17	519	517
	Bank of Nova Scotia	1.375%	12/18/17	720	715
	Bank of Nova Scotia	1.450%	4/25/18	1,120	1,111
	Bank of Nova Scotia	2.050%	10/30/18	1,780	1,783
	Bank of Nova Scotia	2.050%	6/5/19	220	219
[6]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/10/19	250	249
	Bank One Corp.	4.900%	4/30/15	385	390
	Barclays Bank plc	2.750%	2/23/15	545	547
	Barclays Bank plc	5.000%	9/22/16	405	431
	Barclays Bank plc	2.500%	2/20/19	1,235	1,250
	Barclays Bank plc	6.750%	5/22/19	675	795
	Barclays plc	2.750%	11/8/19	1,400	1,395
	BB&T Corp.	5.200%	12/23/15	520	541
	BB&T Corp.	3.200%	3/15/16	1,086	1,111
	BB&T Corp.	2.150%	3/22/17	1,360	1,381
	BB&T Corp.	4.900%	6/30/17	250	270
	BB&T Corp.	1.600%	8/15/17	180	180
	BB&T Corp.	2.050%	6/19/18	430	432
	BB&T Corp.	2.450%	1/15/20	585	583
	Bear Stearns Cos. LLC	5.300%	10/30/15	585	606
	Bear Stearns Cos. LLC	5.550%	1/22/17	550	593
	Bear Stearns Cos. LLC	6.400%	10/2/17	945	1,055
	Bear Stearns Cos. LLC	7.250%	2/1/18	710	819
	BNP Paribas SA	3.600%	2/23/16	2,170	2,231
	BNP Paribas SA	1.375%	3/17/17	1,100	1,100
	BNP Paribas SA	2.375%	9/14/17	1,870	1,900
	BNP Paribas SA	2.700%	8/20/18	1,945	1,987
	BPCE SA	1.613%	7/25/17	420	418
	BPCE SA	2.500%	12/10/18	2,030	2,058
	BPCE SA	2.500%	7/15/19	840	848
	Branch Banking & Trust Co.	5.625%	9/15/16	240	257
	Branch Banking & Trust Co.	1.000%	4/3/17	600	595
	Branch Banking & Trust Co.	1.350%	10/1/17	720	717
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	630	627
	Capital One Bank USA NA	1.150%	11/21/16	280	279
	Capital One Bank USA NA	1.200%	2/13/17	250	248
	Capital One Bank USA NA	2.150%	11/21/18	350	349
	Capital One Bank USA NA	2.250%	2/13/19	580	575
	Capital One Bank USA NA	2.300%	6/5/19	795	788
	Capital One Financial Corp.	2.150%	3/23/15	500	501
	Capital One Financial Corp.	6.150%	9/1/16	105	113
	Capital One Financial Corp.	2.450%	4/24/19	295	294
	Capital One NA	1.500%	9/5/17	430	426
	Capital One NA	1.500%	3/22/18	1,405	1,383
	Capital One NA	2.400%	9/5/19	410	408
	Citigroup Inc.	6.010%	1/15/15	474	475
	Citigroup Inc.	4.700%	5/29/15	475	482
	Citigroup Inc.	4.587%	12/15/15	300	310
	Citigroup Inc.	1.250%	1/15/16	96	96
	Citigroup Inc.	1.300%	4/1/16	330	330

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Citigroup Inc.	3.953%	6/15/16	2,639	2,741
	Citigroup Inc.	5.850%	8/2/16	435	465
	Citigroup Inc.	4.450%	1/10/17	1,273	1,347
	Citigroup Inc.	1.350%	3/10/17	204	203
	Citigroup Inc.	1.550%	8/14/17	100	100
	Citigroup Inc.	6.125%	11/21/17	1,346	1,500
	Citigroup Inc.	1.850%	11/24/17	1,170	1,169
	Citigroup Inc.	1.750%	5/1/18	1,040	1,028
	Citigroup Inc.	6.125%	5/15/18	240	271
	Citigroup Inc.	2.500%	9/26/18	1,420	1,436
	Citigroup Inc.	2.550%	4/8/19	1,430	1,439
	Citigroup Inc.	2.500%	7/29/19	540	540
[3,6,8] Colonial BancGroup Inc.		7.114%	5/29/49	560	—
	Comerica Bank	5.750%	11/21/16	425	460
	Comerica Bank	5.200%	8/22/17	175	190
	Comerica Inc.	2.125%	5/23/19	350	348
	Commonwealth Bank of Australia	1.250%	9/18/15	850	854
[6]	Commonwealth Bank of Australia	3.250%	3/17/16	700	720
	Commonwealth Bank of Australia	1.125%	3/13/17	250	249
	Commonwealth Bank of Australia	1.400%	9/8/17	1,300	1,293
	Commonwealth Bank of Australia	1.900%	9/18/17	470	475
	Commonwealth Bank of Australia	2.500%	9/20/18	1,495	1,519
	Commonwealth Bank of Australia	2.250%	3/13/19	1,385	1,394
[6]	Commonwealth Bank of Australia	2.000%	6/18/19	600	598
	Commonwealth Bank of Australia	2.300%	9/6/19	800	802
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	3.375%	1/19/17	995	1,037
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	1.700%	3/19/18	1,110	1,106
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	2.250%	1/14/19	2,270	2,285
[9]	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	3.750%	11/9/20	474	641
	Countrywide Financial Corp.	6.250%	5/15/16	945	1,002
	Credit Suisse	3.500%	3/23/15	1,004	1,011
	Credit Suisse	1.375%	5/26/17	2,020	2,014
	Credit Suisse	2.300%	5/28/19	1,460	1,456
	Credit Suisse	4.375%	8/5/20	230	249
	Credit Suisse USA Inc.	4.875%	1/15/15	367	367
	Credit Suisse USA Inc.	5.125%	8/15/15	1,125	1,155
	Credit Suisse USA Inc.	5.375%	3/2/16	275	289
[6]	Danske Bank A/S	3.875%	4/14/16	825	853
	Deutsche Bank AG	3.250%	1/11/16	923	943
	Deutsche Bank AG	1.400%	2/13/17	1,510	1,506
	Deutsche Bank AG	6.000%	9/1/17	2,385	2,645
	Deutsche Bank AG	2.500%	2/13/19	1,055	1,068
	Deutsche Bank Financial LLC	5.375%	3/2/15	250	252
	Fifth Third Bank	0.900%	2/26/16	605	605
	Fifth Third Bank	1.450%	2/28/18	530	524
	Fifth Third Bank	2.375%	4/25/19	950	953
	First Horizon National Corp.	5.375%	12/15/15	840	870
	First Republic Bank	2.375%	6/17/19	865	868
	Goldman Sachs Group Inc.	5.125%	1/15/15	1,105	1,106
	Goldman Sachs Group Inc.	3.300%	5/3/15	150	151
	Goldman Sachs Group Inc.	3.700%	8/1/15	1,260	1,280
	Goldman Sachs Group Inc.	5.350%	1/15/16	1,069	1,115
	Goldman Sachs Group Inc.	3.625%	2/7/16	118	121
	Goldman Sachs Group Inc.	5.625%	1/15/17	885	949
[10]	Goldman Sachs Group Inc.	6.125%	5/14/17	892	1,513
	Goldman Sachs Group Inc.	6.250%	9/1/17	1,813	2,015
	Goldman Sachs Group Inc.	5.950%	1/18/18	2,440	2,710
	Goldman Sachs Group Inc.	2.375%	1/22/18	720	727
	Goldman Sachs Group Inc.	6.150%	4/1/18	1,412	1,585
	Goldman Sachs Group Inc.	2.900%	7/19/18	1,841	1,884
	Goldman Sachs Group Inc.	2.625%	1/31/19	2,280	2,294
	Goldman Sachs Group Inc.	2.550%	10/23/19	380	378
[6]	HSBC Bank plc	1.500%	5/15/18	535	529
	HSBC Bank USA NA	6.000%	8/9/17	290	319
[3]	HSBC Holdings plc	6.375%	12/29/49	510	515
	HSBC USA Inc.	2.375%	2/13/15	2,210	2,214
	HSBC USA Inc.	1.500%	11/13/17	190	189

	HSBC USA Inc.	1.625%	1/16/18	1,355	1,348
	HSBC USA Inc.	2.625%	9/24/18	1,505	1,545
	HSBC USA Inc.	2.250%	6/23/19	730	728
	HSBC USA Inc.	2.375%	11/13/19	940	939
	HSBC USA Inc.	5.000%	9/27/20	185	202
	Huntington Bancshares Inc.	2.600%	8/2/18	1,045	1,056
	Huntington National Bank	1.375%	4/24/17	600	595
[6]	ING Bank NV	3.750%	3/7/17	1,110	1,160
	Intesa Sanpaolo SPA	3.125%	1/15/16	1,436	1,461
	Intesa Sanpaolo SPA	2.375%	1/13/17	1,750	1,764
	Intesa Sanpaolo SPA	3.875%	1/16/18	1,340	1,394
	Intesa Sanpaolo SPA	3.875%	1/15/19	365	378
	JPMorgan Chase & Co.	4.750%	3/1/15	690	694
	JPMorgan Chase & Co.	1.875%	3/20/15	470	471
	JPMorgan Chase & Co.	3.400%	6/24/15	670	679
	JPMorgan Chase & Co.	5.150%	10/1/15	150	154
	JPMorgan Chase & Co.	1.100%	10/15/15	865	867
	JPMorgan Chase & Co.	2.600%	1/15/16	918	934
	JPMorgan Chase & Co.	1.125%	2/26/16	110	110
	JPMorgan Chase & Co.	3.450%	3/1/16	2,289	2,348
	JPMorgan Chase & Co.	3.150%	7/5/16	1,125	1,156
	JPMorgan Chase & Co.	1.350%	2/15/17	295	295
	JPMorgan Chase & Co.	2.000%	8/15/17	635	642
	JPMorgan Chase & Co.	6.000%	1/15/18	1,696	1,895
	JPMorgan Chase & Co.	1.800%	1/25/18	970	970
	JPMorgan Chase & Co.	1.625%	5/15/18	1,025	1,013
	JPMorgan Chase & Co.	2.350%	1/28/19	1,770	1,779
	JPMorgan Chase & Co.	6.300%	4/23/19	350	407
[3]	JPMorgan Chase & Co.	6.125%	12/29/49	350	351
	JPMorgan Chase Bank NA	5.875%	6/13/16	250	266
[10]	JPMorgan Chase Bank NA	5.375%	9/28/16	350	581
	JPMorgan Chase Bank NA	6.000%	7/5/17	215	237
	JPMorgan Chase Bank NA	6.000%	10/1/17	775	860
	KeyBank NA	1.650%	2/1/18	800	795
	KeyBank NA	2.500%	12/15/19	250	251
[3,6] LBG Capital No.1 plc		8.000%	12/29/49	340	360
[9]	Leeds Building Society	2.625%	4/1/21	630	819
	Lloyds Bank plc	4.875%	1/21/16	351	364
	Lloyds Bank plc	2.300%	11/27/18	515	519
	Lloyds Bank plc	2.350%	9/5/19	810	809
[6]	Macquarie Bank Ltd.	2.000%	8/15/16	985	998
[6]	Macquarie Bank Ltd.	1.600%	10/27/17	1,400	1,390
[6]	Macquarie Bank Ltd.	2.600%	6/24/19	350	353
	Manufacturers & Traders Trust Co.	1.250%	1/30/17	250	249
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	925	1,047
	Manufacturers & Traders Trust Co.	1.450%	3/7/18	855	846
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	970	968
	Manufacturers & Traders Trust Co.	2.250%	7/25/19	1,460	1,457
[3]	Manufacturers & Traders Trust Co.	5.629%	12/1/21	245	255
[6]	Mitsubishi UFJ Trust & Banking Corp.	1.600%	10/16/17	710	708
[6]	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	710	709
	Morgan Stanley	6.000%	4/28/15	665	676
	Morgan Stanley	4.000%	7/24/15	400	407
	Morgan Stanley	5.375%	10/15/15	610	631
	Morgan Stanley	3.450%	11/2/15	250	255
	Morgan Stanley	3.800%	4/29/16	925	955
	Morgan Stanley	5.750%	10/18/16	1,690	1,814
	Morgan Stanley	5.450%	1/9/17	640	687
	Morgan Stanley	5.550%	4/27/17	455	493
	Morgan Stanley	6.250%	8/28/17	335	372
	Morgan Stanley	5.950%	12/28/17	1,179	1,309
	Morgan Stanley	1.875%	1/5/18	585	583
	Morgan Stanley	6.625%	4/1/18	650	741
	Morgan Stanley	2.125%	4/25/18	740	740
	Morgan Stanley	2.500%	1/24/19	850	851
	Morgan Stanley	2.375%	7/23/19	1,090	1,080
	MUFG Union Bank NA	5.950%	5/11/16	1,360	1,443
	MUFG Union Bank NA	3.000%	6/6/16	1,410	1,445
	MUFG Union Bank NA	1.500%	9/26/16	954	958
	MUFG Union Bank NA	2.125%	6/16/17	610	616
	MUFG Union Bank NA	2.625%	9/26/18	945	957

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	MUFG Union Bank NA	2.250%	5/6/19	580	578
	National Australia Bank Ltd.	2.000%	3/9/15	35	35
	National Australia Bank Ltd.	1.600%	8/7/15	250	251
	National Australia Bank Ltd.	1.300%	7/25/16	1,400	1,409
	National Australia Bank Ltd.	2.750%	3/9/17	530	546
	National Australia Bank Ltd.	2.300%	7/25/18	500	507
	National City Bank	5.250%	12/15/16	250	268
	National City Bank	5.800%	6/7/17	375	412
	National City Corp.	6.875%	5/15/19	190	223
	PNC Bank NA	0.800%	1/28/16	655	656
	PNC Bank NA	5.250%	1/15/17	665	715
	PNC Bank NA	1.125%	1/27/17	1,100	1,100
	PNC Bank NA	4.875%	9/21/17	365	394
	PNC Bank NA	1.500%	10/18/17	1,200	1,197
	PNC Bank NA	6.000%	12/7/17	115	128
	PNC Bank NA	6.875%	4/1/18	100	115
	PNC Bank NA	2.200%	1/28/19	1,035	1,036
	PNC Bank NA	2.400%	10/18/19	1,060	1,064
	PNC Funding Corp.	3.625%	2/8/15	115	115
	PNC Funding Corp.	4.250%	9/21/15	615	629
	PNC Funding Corp.	2.700%	9/19/16	983	1,010
	PNC Funding Corp.	5.625%	2/1/17	105	113
	PNC Funding Corp.	5.125%	2/8/20	180	202
	Regions Bank	7.500%	5/15/18	845	980
	Regions Financial Corp.	2.000%	5/15/18	650	643
	Royal Bank of Canada	2.875%	4/19/16	1,700	1,744
	Royal Bank of Canada	2.300%	7/20/16	1,065	1,087
	Royal Bank of Canada	1.250%	6/16/17	480	478
	Royal Bank of Canada	1.400%	10/13/17	640	638
	Royal Bank of Canada	1.500%	1/16/18	95	95
	Royal Bank of Canada	2.200%	7/27/18	600	605
	Royal Bank of Scotland Group plc	6.400%	10/21/19	205	237
	Royal Bank of Scotland plc	4.875%	3/16/15	620	625
	Royal Bank of Scotland plc	3.950%	9/21/15	501	511
	Royal Bank of Scotland plc	4.375%	3/16/16	578	599
	Royal Bank of Scotland plc	5.625%	8/24/20	350	399
	Royal Bank of Scotland plc	6.125%	1/11/21	35	41
	Santander Bank NA	8.750%	5/30/18	795	946
	Societe Generale SA	2.750%	10/12/17	680	697
	State Street Bank & Trust Co.	5.300%	1/15/16	190	198
	State Street Corp.	5.375%	4/30/17	480	524
	Sumitomo Mitsui Banking Corp.	1.350%	7/11/17	380	377
[5]	SunTrust Bank	0.535%	4/1/15	145	145
	SunTrust Banks Inc.	3.500%	1/20/17	295	307
	SunTrust Banks Inc.	6.000%	9/11/17	205	227
	Svenska Handelsbanken AB	2.500%	1/25/19	940	958
	Svenska Handelsbanken AB	2.250%	6/17/19	960	965
	Synchrony Financial	3.000%	8/15/19	2,075	2,094
	Synchrony Financial	3.750%	8/15/21	240	245
	Toronto-Dominion Bank	2.500%	7/14/16	509	522
	Toronto-Dominion Bank	1.400%	4/30/18	680	672
	Toronto-Dominion Bank	2.125%	7/2/19	1,560	1,559
	Toronto-Dominion Bank	2.250%	11/5/19	1,765	1,768
	UBS AG	5.875%	12/20/17	1,065	1,191
	UBS AG	5.750%	4/25/18	1,712	1,919
	UBS AG	2.375%	8/14/19	1,100	1,100
	US Bancorp	2.200%	4/25/19	220	220
	US Bank NA	1.100%	1/30/17	500	500
	US Bank NA	1.375%	9/11/17	1,010	1,010
	US Bank NA	2.125%	10/28/19	913	910
[3]	US Bank NA	3.778%	4/29/20	820	827
	Wachovia Bank NA	4.875%	2/1/15	134	134
	Wachovia Bank NA	5.000%	8/15/15	250	256
	Wachovia Bank NA	5.600%	3/15/16	405	427
	Wachovia Bank NA	6.000%	11/15/17	1,413	1,584
	Wachovia Corp.	5.625%	10/15/16	920	990
	Wachovia Corp.	5.750%	6/15/17	900	994
	Wachovia Corp.	5.750%	2/1/18	1,036	1,160
[8]	Washington Mutual Bank / Debt
	not acquired by JPMorgan	6.875%	6/15/11	517	—
	Wells Fargo & Co.	3.676%	6/15/16	1,230	1,276

	Wells Fargo & Co.	1.150%	6/2/17	190	189
	Wells Fargo & Co.	1.400%	9/8/17	887	886
	Wells Fargo & Co.	5.625%	12/11/17	480	534
	Wells Fargo & Co.	1.500%	1/16/18	300	298
	Wells Fargo & Co.	2.150%	1/15/19	619	620
	Wells Fargo & Co.	2.125%	4/22/19	1,150	1,148
[3]	Wells Fargo & Co.	5.900%	12/29/49	170	172
	Wells Fargo Bank NA	4.750%	2/9/15	285	286
	Westpac Banking Corp.	1.125%	9/25/15	650	653
	Westpac Banking Corp.	3.000%	12/9/15	850	868
	Westpac Banking Corp.	0.950%	1/12/16	500	501
	Westpac Banking Corp.	1.050%	11/25/16	765	765
	Westpac Banking Corp.	1.200%	5/19/17	500	498
	Westpac Banking Corp.	2.000%	8/14/17	1,225	1,241
	Westpac Banking Corp.	1.500%	12/1/17	1,175	1,175
	Westpac Banking Corp.	1.600%	1/12/18	1,025	1,021
	Westpac Banking Corp.	2.250%	7/30/18	500	507
	Westpac Banking Corp.	2.250%	1/17/19	600	606
	Westpac Banking Corp.	4.875%	11/19/19	845	940
	Zions Bancorporation	5.500%	11/16/15	19	19

	Brokerage (0.5%)
	Ameriprise Financial Inc.	5.650%	11/15/15	71	74
[3]	Ameriprise Financial Inc.	7.518%	6/1/66	155	166
	Charles Schwab Corp.	6.375%	9/1/17	140	158
	Franklin Resources Inc.	1.375%	9/15/17	380	379
	Jefferies Group LLC	5.125%	4/13/18	365	385
	Legg Mason Inc.	2.700%	7/15/19	140	140
[8]	Lehman Brothers Holdings
	E-Capital Trust I	3.589%	8/19/65	210	—
	Nomura Holdings Inc.	4.125%	1/19/16	560	576
	Nomura Holdings Inc.	2.000%	9/13/16	1,615	1,624
	Nomura Holdings Inc.	2.750%	3/19/19	1,550	1,557
	NYSE Euronext	2.000%	10/5/17	980	988

	Finance Companies (1.7%)
	Air Lease Corp.	5.625%	4/1/17	1,993	2,142
	Air Lease Corp.	3.375%	1/15/19	845	855
	CIT Group Inc.	3.875%	2/19/19	860	856
	General Electric Capital Corp.	2.150%	1/9/15	90	90
	General Electric Capital Corp.	3.500%	6/29/15	480	487
	General Electric Capital Corp.	1.625%	7/2/15	605	609
	General Electric Capital Corp.	4.375%	9/21/15	260	267
	General Electric Capital Corp.	2.250%	11/9/15	485	492
	General Electric Capital Corp.	1.000%	12/11/15	170	171
	General Electric Capital Corp.	5.000%	1/8/16	595	622
	General Electric Capital Corp.	2.950%	5/9/16	970	998
	General Electric Capital Corp.	1.500%	7/12/16	930	939
	General Electric Capital Corp.	3.350%	10/17/16	1,115	1,159
	General Electric Capital Corp.	2.900%	1/9/17	795	823
	General Electric Capital Corp.	5.400%	2/15/17	860	934
	General Electric Capital Corp.	2.450%	3/15/17	1,830	1,881
	General Electric Capital Corp.	5.625%	9/15/17	2,100	2,330
	General Electric Capital Corp.	5.625%	5/1/18	1,798	2,022
	General Electric Capital Corp.	6.000%	8/7/19	350	407
[3]	General Electric Capital Corp.	6.375%	11/15/67	165	178
	HSBC Finance Corp.	5.250%	4/15/15	475	481
	HSBC Finance Corp.	5.000%	6/30/15	1,104	1,126
	HSBC Finance Corp.	5.500%	1/19/16	1,507	1,576
[5]	HSBC Finance Corp.	0.664%	6/1/16	425	424

	Insurance (1.8%)
	Aflac Inc.	8.500%	5/15/19	235	294
	Alleghany Corp.	5.625%	9/15/20	210	236
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	735	803
	Allied World Assurance Co. Ltd.	5.500%	11/15/20	50	56
	Alterra Finance LLC	6.250%	9/30/20	235	273
	American Financial Group Inc.	9.875%	6/15/19	770	989
	American International Group Inc.	2.375%	8/24/15	250	252
	American International Group Inc.	5.050%	10/1/15	85	88
	American International Group Inc.	5.600%	10/18/16	715	768

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	American International Group Inc.	5.450%	5/18/17	805	878
[10]	American International Group Inc.	6.765%	11/15/17	358	634
	American International Group Inc.	5.850%	1/16/18	1,505	1,682
	American International Group Inc.	2.300%	7/16/19	880	880
	American International Group Inc.	3.375%	8/15/20	500	518
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	470	538
	Assurant Inc.	2.500%	3/15/18	700	707
	Axis Specialty Finance LLC	5.875%	6/1/20	300	340
	AXIS Specialty Finance plc	2.650%	4/1/19	350	351
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	600	672
	Berkshire Hathaway Inc.	3.200%	2/11/15	215	216
	Berkshire Hathaway Inc.	2.200%	8/15/16	125	128
	Berkshire Hathaway Inc.	2.100%	8/14/19	480	482
	CNA Financial Corp.	6.500%	8/15/16	505	546
	CNA Financial Corp.	7.350%	11/15/19	100	119
	Hartford Financial Services Group Inc.	4.000%	3/30/15	200	202
	Hartford Financial Services Group Inc.	4.000%	10/15/17	126	134
	Manulife Financial Corp.	3.400%	9/17/15	380	387
	Marsh & McLennan Cos. Inc.	2.550%	10/15/18	125	128
[6]	MassMutual Global Funding II	3.125%	4/14/16	305	314
[6]	MassMutual Global Funding II	2.000%	4/5/17	200	203
[6]	MassMutual Global Funding II	2.100%	8/2/18	300	302
[6]	MassMutual Global Funding II	2.500%	10/17/22	365	355
	MetLife Inc.	6.750%	6/1/16	990	1,067
	MetLife Inc.	1.756%	12/15/17	300	301
	MetLife Inc.	6.817%	8/15/18	315	368
	MetLife Inc.	7.717%	2/15/19	220	267
[6]	Metropolitan Life Global Funding I	1.500%	1/10/18	650	647
[6]	Metropolitan Life Global Funding I	2.300%	4/10/19	275	276
	PartnerRe Finance A LLC	6.875%	6/1/18	520	592
	Principal Financial Group Inc.	1.850%	11/15/17	400	400
[6]	Principal Life Global Funding I	5.050%	3/15/15	250	252
[6]	Principal Life Global Funding II	2.250%	10/15/18	275	277
[3]	Progressive Corp.	6.700%	6/15/67	215	232
	Prudential Financial Inc.	3.000%	5/12/16	275	282
	Prudential Financial Inc.	2.350%	8/15/19	260	260
	Reinsurance Group of America Inc.	5.625%	3/15/17	275	297
	Reinsurance Group of America Inc.	6.450%	11/15/19	360	419
[6]	TIAA Asset Management
	Finance Co. LLC	2.950%	11/1/19	923	924
	Torchmark Corp.	9.250%	6/15/19	170	215
	Transatlantic Holdings Inc.	5.750%	12/14/15	480	497
	Travelers Cos. Inc.	5.800%	5/15/18	55	62
	Travelers Cos. Inc.	5.900%	6/2/19	70	81
	Travelers Cos. Inc.	3.900%	11/1/20	105	113
	UnitedHealth Group Inc.	1.400%	12/15/17	290	290
	UnitedHealth Group Inc.	2.300%	12/15/19	235	236
[6]	UnumProvident Finance Co. plc	6.850%	11/15/15	207	218

	Real Estate Investment Trusts (1.4%)
	Alexandria Real Estate Equities Inc.	2.750%	1/15/20	355	351
	ARC Properties Operating Partnership
	LP/Clark Acquisition LLC	2.000%	2/6/17	2,740	2,612
	ARC Properties Operating Partnership
	LP/Clark Acquisition LLC	3.000%	2/6/19	505	468
	BioMed Realty LP	3.850%	4/15/16	385	397
	Boston Properties LP	3.700%	11/15/18	100	106
	Boston Properties LP	5.875%	10/15/19	500	573
	Brandywine Operating Partnership LP	5.700%	5/1/17	305	330
	Brandywine Operating Partnership LP	4.950%	4/15/18	475	507
	DDR Corp.	4.750%	4/15/18	490	524
	DDR Corp.	7.875%	9/1/20	130	161
	Digital Realty Trust LP	4.500%	7/15/15	198	200
	Digital Realty Trust LP	5.875%	2/1/20	295	330
	Duke Realty LP	7.375%	2/15/15	125	126
	Duke Realty LP	5.950%	2/15/17	237	257
	Duke Realty LP	6.500%	1/15/18	80	90
	Duke Realty LP	6.750%	3/15/20	240	282
[6]	Goodman Funding Pty Ltd.	6.375%	11/12/20	450	518
	HCP Inc.	3.750%	2/1/16	790	812
	HCP Inc.	6.700%	1/30/18	235	267

	HCP Inc.	2.625%	2/1/20	60	59
	HCP Inc.	5.375%	2/1/21	450	504
	Health Care REIT Inc.	3.625%	3/15/16	107	110
	Health Care REIT Inc.	4.700%	9/15/17	365	392
	Health Care REIT Inc.	2.250%	3/15/18	125	126
	Health Care REIT Inc.	4.125%	4/1/19	852	907
	Health Care REIT Inc.	6.125%	4/15/20	350	403
	Healthcare Realty Trust Inc.	6.500%	1/17/17	320	350
	Highwoods Realty LP	5.850%	3/15/17	105	114
	Kilroy Realty LP	4.800%	7/15/18	435	468
	Liberty Property LP	4.750%	10/1/20	35	38
	Prologis LP	4.500%	8/15/17	200	213
[9]	Prologis LP	1.375%	10/7/20	154	189
	Realty Income Corp.	2.000%	1/31/18	130	130
	Realty Income Corp.	6.750%	8/15/19	145	170
	Regency Centers LP	5.875%	6/15/17	325	357
[6]	Scentre Group Trust 1 / Scentre
	Group Trust 2	2.375%	11/5/19	520	516
	Senior Housing Properties Trust	4.300%	1/15/16	340	347
	Senior Housing Properties Trust	3.250%	5/1/19	850	855
	Simon Property Group LP	2.800%	1/30/17	547	563
	Simon Property Group LP	2.150%	9/15/17	40	41
	Simon Property Group LP	10.350%	4/1/19	250	326
	Simon Property Group LP	5.650%	2/1/20	36	41
	Ventas Realty LP / Ventas
	Capital Corp.	2.000%	2/15/18	560	560
[6]	WEA Finance LLC / Westfield
	UK & Europe Finance plc	1.750%	9/15/17	710	707
[6]	WEA Finance LLC / Westfield
	UK & Europe Finance plc	2.700%	9/17/19	710	710
					340,180
Industrial (27.5%)
	Basic Industry (2.2%)
	Air Products & Chemicals Inc.	2.000%	8/2/16	265	269
	Air Products & Chemicals Inc.	1.200%	10/15/17	275	272
	Airgas Inc.	1.650%	2/15/18	415	411
	Albemarle Corp.	3.000%	12/1/19	120	120
	Barrick North America Finance LLC	6.800%	9/15/18	420	472
[9]	BHP Billiton Finance Ltd.	6.375%	4/4/16	325	423
	BHP Billiton Finance USA Ltd.	1.875%	11/21/16	86	87
	BHP Billiton Finance USA Ltd.	1.625%	2/24/17	1,720	1,730
	BHP Billiton Finance USA Ltd.	5.400%	3/29/17	768	835
	BHP Billiton Finance USA Ltd.	2.050%	9/30/18	335	336
	BHP Billiton Finance USA Ltd.	6.500%	4/1/19	878	1,030
	CF Industries Inc.	6.875%	5/1/18	935	1,062
	Eastman Chemical Co.	2.400%	6/1/17	518	527
	Eastman Chemical Co.	2.700%	1/15/20	355	356
	EI du Pont de Nemours & Co.	6.000%	7/15/18	658	749
	EI du Pont de Nemours & Co.	4.625%	1/15/20	270	298
	Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	585	580
	Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	580	565
	Freeport-McMoRan Inc.	2.300%	11/14/17	355	356
[6]	Glencore Funding LLC	2.500%	1/15/19	230	226
	Goldcorp Inc.	2.125%	3/15/18	360	357
	LyondellBasell Industries NV	5.000%	4/15/19	995	1,084
	Monsanto Co.	5.125%	4/15/18	535	589
	Monsanto Co.	1.850%	11/15/18	75	75
	Monsanto Co.	2.125%	7/15/19	835	831
	Nucor Corp.	5.750%	12/1/17	209	231
	Nucor Corp.	5.850%	6/1/18	595	665
	Plains Exploration & Production Co.	6.500%	11/15/20	431	467
	Plains Exploration & Production Co.	6.750%	2/1/22	162	179
	Plains Exploration & Production Co.	6.875%	2/15/23	276	307
	Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	538	570
	PPG Industries Inc.	1.900%	1/15/16	245	248
	PPG Industries Inc.	6.650%	3/15/18	34	39
	PPG Industries Inc.	2.300%	11/15/19	715	712
	Praxair Inc.	4.500%	8/15/19	440	483
	Rio Tinto Finance USA Ltd.	2.500%	5/20/16	520	530
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	710	812

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Rio Tinto Finance USA Ltd.	9.000%	5/1/19	470	594
	Rio Tinto Finance USA plc	1.375%	6/17/16	915	917
	Rio Tinto Finance USA plc	2.000%	3/22/17	1,000	1,009
	Rio Tinto Finance USA plc	1.625%	8/21/17	1,285	1,281
	Rio Tinto Finance USA plc	2.250%	12/14/18	1,300	1,299
[6]	Smurfit Kappa Acquisitions	4.875%	9/15/18	70	72
	Teck Resources Ltd.	3.150%	1/15/17	295	303
	Teck Resources Ltd.	3.850%	8/15/17	205	210
	Teck Resources Ltd.	2.500%	2/1/18	270	263
	Teck Resources Ltd.	3.000%	3/1/19	55	54
	Vale Overseas Ltd.	6.250%	1/11/16	579	600
	Vale Overseas Ltd.	6.250%	1/23/17	739	785
	Vale Overseas Ltd.	5.625%	9/15/19	383	408
[6]	Xstrata Finance Canada Ltd.	3.600%	1/15/17	470	485

	Capital Goods (3.2%)
[6]	ABB Treasury Center USA Inc.	2.500%	6/15/16	350	357
	Boeing Capital Corp.	2.125%	8/15/16	520	530
	Boeing Capital Corp.	2.900%	8/15/18	475	495
	Boeing Capital Corp.	4.700%	10/27/19	350	389
	Boeing Co.	3.500%	2/15/15	790	792
	Boeing Co.	0.950%	5/15/18	765	747
	Boeing Co.	6.000%	3/15/19	315	363
[6]	Bombardier Inc.	4.250%	1/15/16	230	233
	Caterpillar Financial Services Corp.	4.750%	2/17/15	130	131
	Caterpillar Financial Services Corp.	2.750%	6/24/15	250	253
	Caterpillar Financial Services Corp.	2.650%	4/1/16	125	128
	Caterpillar Financial Services Corp.	1.625%	6/1/17	115	116
	Caterpillar Financial Services Corp.	5.450%	4/15/18	1,095	1,222
	Caterpillar Financial Services Corp.	7.050%	10/1/18	125	148
	Caterpillar Financial Services Corp.	7.150%	2/15/19	525	628
	Caterpillar Inc.	7.900%	12/15/18	785	958
	Crane Co.	2.750%	12/15/18	385	389
	Danaher Corp.	2.300%	6/23/16	782	800
	Danaher Corp.	5.400%	3/1/19	470	530
	Danaher Corp.	3.900%	6/23/21	525	567
[9]	Dover Corp.	2.125%	12/1/20	240	312
[6]	Embraer Overseas Ltd.	5.696%	9/16/23	263	279
	Emerson Electric Co.	4.125%	4/15/15	230	232
	Emerson Electric Co.	5.375%	10/15/17	240	265
	Emerson Electric Co.	5.250%	10/15/18	120	135
	Emerson Electric Co.	5.000%	4/15/19	80	89
	Emerson Electric Co.	4.875%	10/15/19	305	341
	General Dynamics Corp.	1.375%	1/15/15	250	250
	General Dynamics Corp.	1.000%	11/15/17	1,765	1,748
	General Electric Co.	0.850%	10/9/15	370	371
	General Electric Co.	5.250%	12/6/17	2,855	3,168
	Harsco Corp.	2.700%	10/15/15	312	313
	Honeywell International Inc.	5.300%	3/1/18	453	503
	Honeywell International Inc.	5.000%	2/15/19	1,078	1,211
	Honeywell International Inc.	4.250%	3/1/21	30	34
	Ingersoll-Rand Global
	Holding Co. Ltd.	2.875%	1/15/19	810	822
	Ingersoll-Rand Luxembourg
	Finance SA	2.625%	5/1/20	240	239
	John Deere Capital Corp.	0.875%	4/17/15	125	125
	John Deere Capital Corp.	0.950%	6/29/15	425	426
	John Deere Capital Corp.	2.250%	6/7/16	650	665
	John Deere Capital Corp.	1.850%	9/15/16	960	976
	John Deere Capital Corp.	1.050%	10/11/16	600	602
	John Deere Capital Corp.	1.050%	12/15/16	310	311
	John Deere Capital Corp.	2.000%	1/13/17	320	325
	John Deere Capital Corp.	1.400%	3/15/17	510	512
	John Deere Capital Corp.	2.800%	9/18/17	160	167
	John Deere Capital Corp.	1.200%	10/10/17	810	806
	John Deere Capital Corp.	1.550%	12/15/17	475	476
	John Deere Capital Corp.	1.300%	3/12/18	755	747
	John Deere Capital Corp.	5.350%	4/3/18	480	536
	John Deere Capital Corp.	5.750%	9/10/18	120	136
	John Deere Capital Corp.	1.950%	12/13/18	1,155	1,156
	John Deere Capital Corp.	1.950%	3/4/19	100	100

	John Deere Capital Corp.	2.300%	9/16/19	305	307
	L-3 Communications Corp.	3.950%	11/15/16	405	423
	L-3 Communications Corp.	1.500%	5/28/17	235	233
	Lockheed Martin Corp.	4.250%	11/15/19	1,027	1,120
	Lockheed Martin Corp.	3.350%	9/15/21	455	474
	Mohawk Industries Inc.	6.125%	1/15/16	697	729
	Precision Castparts Corp.	0.700%	12/20/15	460	459
	Precision Castparts Corp.	1.250%	1/15/18	1,770	1,745
	Raytheon Co.	6.750%	3/15/18	185	214
	Raytheon Co.	6.400%	12/15/18	135	157
	Rockwell Automation Inc.	5.650%	12/1/17	115	128
	Roper Industries Inc.	1.850%	11/15/17	520	520
	Roper Industries Inc.	2.050%	10/1/18	235	233
[9]	Schneider Electric SE	3.750%	7/12/18	200	270
[6]	Schneider Electric SE	2.950%	9/27/22	520	522
	United Rentals North America Inc.	5.750%	7/15/18	585	610
	United Technologies Corp.	4.875%	5/1/15	100	101
	United Technologies Corp.	1.800%	6/1/17	1,895	1,922
	United Technologies Corp.	5.375%	12/15/17	691	769
	United Technologies Corp.	6.125%	2/1/19	810	941
	United Technologies Corp.	4.500%	4/15/20	70	78
	Waste Management Inc.	2.600%	9/1/16	230	235
	Waste Management Inc.	6.100%	3/15/18	275	310

	Communication (5.1%)
	21st Century Fox America Inc.	7.250%	5/18/18	175	205
	21st Century Fox America Inc.	6.900%	3/1/19	160	189
	America Movil SAB de CV	5.750%	1/15/15	285	285
	America Movil SAB de CV	3.625%	3/30/15	550	553
	America Movil SAB de CV	2.375%	9/8/16	2,565	2,614
	America Movil SAB de CV	5.625%	11/15/17	555	609
[9]	America Movil SAB de CV	1.000%	6/4/18	700	858
	America Movil SAB de CV	5.000%	10/16/19	300	331
	America Movil SAB de CV	5.000%	3/30/20	275	304
	American Tower Corp.	4.500%	1/15/18	710	754
	American Tower Corp.	3.400%	2/15/19	680	692
	AT&T Inc.	2.500%	8/15/15	653	657
	AT&T Inc.	0.900%	2/12/16	400	400
	AT&T Inc.	2.950%	5/15/16	1,850	1,897
	AT&T Inc.	2.400%	8/15/16	1,735	1,769
	AT&T Inc.	1.600%	2/15/17	470	472
[10]	AT&T Inc.	5.875%	4/28/17	700	1,198
	AT&T Inc.	1.700%	6/1/17	800	803
	AT&T Inc.	1.400%	12/1/17	600	594
	AT&T Inc.	5.500%	2/1/18	1,909	2,109
	AT&T Inc.	5.600%	5/15/18	175	195
	AT&T Inc.	2.375%	11/27/18	325	328
	AT&T Inc.	5.800%	2/15/19	780	885
	AT&T Inc.	2.300%	3/11/19	300	300
	British Telecommunications plc	1.250%	2/14/17	345	343
	British Telecommunications plc	2.350%	2/14/19	465	463
	CBS Corp.	1.950%	7/1/17	550	552
	CBS Corp.	4.625%	5/15/18	60	65
	CBS Corp.	2.300%	8/15/19	720	711
	Comcast Cable Communications LLC	8.875%	5/1/17	375	439
	Comcast Corp.	5.900%	3/15/16	485	515
	Comcast Corp.	6.500%	1/15/17	750	829
	Comcast Corp.	6.300%	11/15/17	270	306
	Comcast Corp.	5.875%	2/15/18	410	461
	Comcast Corp.	5.700%	5/15/18	1,360	1,532
	Comcast Corp.	5.700%	7/1/19	1,275	1,464
	Comcast Corp.	5.150%	3/1/20	25	28
[6]	Deutsche Telekom International
	Finance BV	3.125%	4/11/16	490	503
[6]	Deutsche Telekom International
	Finance BV	2.250%	3/6/17	200	203
	Deutsche Telekom International
	Finance BV	6.750%	8/20/18	275	320
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.125%	2/15/16	440	450

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.500%	3/1/16	1,115	1,146
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	2.400%	3/15/17	1,695	1,727
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	1.750%	1/15/18	1,135	1,127
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	5.875%	10/1/19	70	80
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	5.200%	3/15/20	120	133
	Embarq Corp.	7.082%	6/1/16	450	481
	Interpublic Group of Cos. Inc.	2.250%	11/15/17	78	78
[6]	KT Corp.	1.750%	4/22/17	815	813
	Moody’s Corp.	2.750%	7/15/19	1,400	1,411
	Moody’s Corp.	5.500%	9/1/20	150	170
	NBCUniversal Media LLC	2.875%	4/1/16	95	97
	NBCUniversal Media LLC	5.150%	4/30/20	510	579
	Omnicom Group Inc.	5.900%	4/15/16	850	900
	Omnicom Group Inc.	6.250%	7/15/19	125	145
	Omnicom Group Inc.	4.450%	8/15/20	410	441
	Orange SA	2.750%	9/14/16	540	552
	Orange SA	2.750%	2/6/19	720	729
	Qwest Corp.	6.500%	6/1/17	185	202
	Rogers Communications Inc.	6.800%	8/15/18	813	938
[6]	SES Global Americas Holdings GP	2.500%	3/25/19	1,295	1,287
[6]	Sky plc	2.625%	9/16/19	300	300
	TCI Communications Inc.	8.750%	8/1/15	240	251
	Telecom Italia Capital SA	5.250%	10/1/15	100	102
	Telecom Italia Capital SA	6.999%	6/4/18	345	381
	Telecom Italia Capital SA	7.175%	6/18/19	235	269
	Telefonica Emisiones SAU	3.992%	2/16/16	1,105	1,138
	Telefonica Emisiones SAU	6.421%	6/20/16	305	327
	Telefonica Emisiones SAU	6.221%	7/3/17	630	696
	Telefonica Emisiones SAU	3.192%	4/27/18	1,840	1,889
	Telefonica Emisiones SAU	5.877%	7/15/19	275	313
	Telefonica Emisiones SAU	5.134%	4/27/20	400	442
	Telefonos de Mexico SAB de CV	5.500%	1/27/15	225	225
	Thomson Reuters Corp.	0.875%	5/23/16	400	398
	Thomson Reuters Corp.	1.300%	2/23/17	520	518
	Thomson Reuters Corp.	6.500%	7/15/18	730	832
	Thomson Reuters Corp.	4.700%	10/15/19	480	520
	Time Warner Cable Inc.	5.850%	5/1/17	1,100	1,201
	Time Warner Cable Inc.	6.750%	7/1/18	1,955	2,242
	Time Warner Cable Inc.	8.750%	2/14/19	895	1,108
	Time Warner Cable Inc.	8.250%	4/1/19	705	863
	Time Warner Cable Inc.	5.000%	2/1/20	200	220
	Verizon Communications Inc.	2.500%	9/15/16	600	613
	Verizon Communications Inc.	2.000%	11/1/16	1,250	1,269
	Verizon Communications Inc.	1.350%	6/9/17	1,925	1,917
	Verizon Communications Inc.	6.100%	4/15/18	250	283
	Verizon Communications Inc.	3.650%	9/14/18	1,750	1,848
	Verizon Communications Inc.	6.350%	4/1/19	100	116
	Verizon Communications Inc.	2.550%	6/17/19	230	232
[6]	Verizon Communications Inc.	2.625%	2/21/20	870	860
	Verizon Communications Inc.	4.500%	9/15/20	250	271
	Viacom Inc.	6.250%	4/30/16	310	331
	Viacom Inc.	2.500%	12/15/16	120	124
	Viacom Inc.	6.125%	10/5/17	255	284
	Viacom Inc.	2.500%	9/1/18	236	239
	Viacom Inc.	5.625%	9/15/19	75	84
	Vodafone Group plc	1.250%	9/26/17	280	276

	Consumer Cyclical (3.9%)
[6]	Alibaba Group Holding Ltd.	1.625%	11/28/17	905	901
[6]	Alibaba Group Holding Ltd.	2.500%	11/28/19	1,630	1,607
	Amazon.com Inc.	2.600%	12/5/19	935	944
	American Honda Finance Corp.	1.125%	10/7/16	470	472
	American Honda Finance Corp.	2.125%	10/10/18	460	463
	American Honda Finance Corp.	2.250%	8/15/19	1,000	1,003
	AutoZone Inc.	5.750%	1/15/15	280	280
	AutoZone Inc.	5.500%	11/15/15	155	161

	AutoZone Inc.	7.125%	8/1/18	845	985
	Brinker International Inc.	2.600%	5/15/18	630	628
	CVS Health Corp.	2.250%	12/5/18	600	606
[6]	Daimler Finance North America LLC	2.950%	1/11/17	405	418
[6]	Daimler Finance North America LLC	1.125%	3/10/17	655	651
[6]	Daimler Finance North America LLC	2.400%	4/10/17	260	265
[6]	Daimler Finance North America LLC	1.375%	8/1/17	475	473
[6]	Daimler Finance North America LLC	1.875%	1/11/18	280	281
[6]	Daimler Finance North America LLC	2.375%	8/1/18	700	708
[6]	Daimler Finance North America LLC	2.250%	9/3/19	355	354
	Dollar General Corp.	4.125%	7/15/17	305	315
	Dollar General Corp.	1.875%	4/15/18	235	226
	eBay Inc.	2.200%	8/1/19	480	478
[6]	Experian Finance plc	2.375%	6/15/17	905	912
	Ford Motor Credit Co. LLC	7.000%	4/15/15	1,286	1,308
	Ford Motor Credit Co. LLC	2.500%	1/15/16	420	426
	Ford Motor Credit Co. LLC	4.207%	4/15/16	819	848
	Ford Motor Credit Co. LLC	3.984%	6/15/16	750	777
	Ford Motor Credit Co. LLC	8.000%	12/15/16	1,375	1,540
	Ford Motor Credit Co. LLC	4.250%	2/3/17	245	257
	Ford Motor Credit Co. LLC	3.000%	6/12/17	625	641
	Ford Motor Credit Co. LLC	6.625%	8/15/17	1,395	1,556
	Ford Motor Credit Co. LLC	5.000%	5/15/18	1,715	1,864
	Ford Motor Credit Co. LLC	2.375%	3/12/19	465	461
	General Motors Co.	3.500%	10/2/18	585	597
	General Motors Financial Co. Inc.	2.625%	7/10/17	475	477
	General Motors Financial Co. Inc.	4.750%	8/15/17	25	26
	General Motors Financial Co. Inc.	3.250%	5/15/18	500	501
	General Motors Financial Co. Inc.	3.500%	7/10/19	145	148
[6]	Harley-Davidson Financial Services Inc.	1.150%	9/15/15	510	511
[6]	Harley-Davidson Financial Services Inc.	3.875%	3/15/16	357	369
[6]	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	415	426
[6]	Harley-Davidson Financial Services Inc.	2.400%	9/15/19	235	236
[6]	Harley-Davidson Funding Corp.	6.800%	6/15/18	45	52
	Home Depot Inc.	2.000%	6/15/19	475	476
[6]	Hyundai Capital America	3.750%	4/6/16	320	329
[6]	Hyundai Capital America	4.000%	6/8/17	193	201
[6]	Hyundai Capital Services Inc.	6.000%	5/5/15	100	102
[6]	Hyundai Capital Services Inc.	4.375%	7/27/16	330	344
[6]	Kia Motors Corp.	3.625%	6/14/16	651	671
	Lowe’s Cos. Inc.	1.625%	4/15/17	1,016	1,025
	Lowe’s Cos. Inc.	6.100%	9/15/17	300	337
	Lowe’s Cos. Inc.	4.625%	4/15/20	225	248
	Macy’s Retail Holdings Inc.	5.900%	12/1/16	817	887
	Macy’s Retail Holdings Inc.	7.450%	7/15/17	1,060	1,206
	Marriott International Inc.	6.375%	6/15/17	180	199
	Marriott International Inc.	3.000%	3/1/19	240	246
	MasterCard Inc.	2.000%	4/1/19	300	301
	Nordstrom Inc.	6.250%	1/15/18	544	615
	PACCAR Financial Corp.	0.750%	8/14/15	320	320
	PACCAR Financial Corp.	1.600%	3/15/17	160	161
	PACCAR Financial Corp.	2.200%	9/15/19	450	451
	QVC Inc.	3.125%	4/1/19	230	230
	Smithsonian Institute
	Washington DC GO	3.434%	9/1/23	150	154
	Staples Inc.	2.750%	1/12/18	200	200
	Starbucks Corp.	2.000%	12/5/18	450	454
	Target Corp.	2.300%	6/26/19	670	677
	TJX Cos. Inc.	6.950%	4/15/19	325	386
	TJX Cos. Inc.	2.750%	6/15/21	480	482
	Toll Brothers Finance Corp.	5.150%	5/15/15	370	374
	Toyota Motor Credit Corp.	2.000%	9/15/16	171	174
	Toyota Motor Credit Corp.	2.050%	1/12/17	610	622
	Toyota Motor Credit Corp.	1.750%	5/22/17	890	899
	Toyota Motor Credit Corp.	2.000%	10/24/18	490	494
	Toyota Motor Credit Corp.	2.100%	1/17/19	470	473
	Toyota Motor Credit Corp.	2.125%	7/18/19	960	961
	VF Corp.	5.950%	11/1/17	140	158
	Wal-Mart Stores Inc.	0.600%	4/11/16	445	445
	Wal-Mart Stores Inc.	2.800%	4/15/16	480	493
	Wal-Mart Stores Inc.	5.375%	4/5/17	489	535

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Wal-Mart Stores Inc.	5.800%	2/15/18	70	79
	Wal-Mart Stores Inc.	1.125%	4/11/18	560	553
	Wal-Mart Stores Inc.	1.950%	12/15/18	450	454
	Wal-Mart Stores Inc.	3.625%	7/8/20	480	513
	Wal-Mart Stores Inc.	3.250%	10/25/20	457	480
	Wal-Mart Stores Inc.	4.250%	4/15/21	115	127
	Walgreen Co.	1.800%	9/15/17	570	571
	Walgreen Co.	5.250%	1/15/19	265	294
	Walgreens Boots Alliance Inc.	1.750%	11/17/17	235	236
	Walgreens Boots Alliance Inc.	2.700%	11/18/19	830	834
[10]	Walgreens Boots Alliance Inc.	2.875%	11/20/20	281	445
[6]	Wesfarmers Ltd.	2.983%	5/18/16	910	935
[6]	Wesfarmers Ltd.	1.874%	3/20/18	425	423
	Wyndham Worldwide Corp.	2.950%	3/1/17	200	204
	Wyndham Worldwide Corp.	2.500%	3/1/18	165	165
	Yum! Brands Inc.	6.250%	4/15/16	215	228
	Yum! Brands Inc.	6.250%	3/15/18	74	83

	Consumer Noncyclical (6.1%)
	AbbVie Inc.	1.750%	11/6/17	1,065	1,067
	Actavis Funding SCS	2.450%	6/15/19	235	231
	Actavis Inc.	1.875%	10/1/17	657	653
	Actavis Inc.	6.125%	8/15/19	235	266
	Agilent Technologies Inc.	6.500%	11/1/17	99	111
	Agilent Technologies Inc.	5.000%	7/15/20	215	234
	Allergan Inc.	5.750%	4/1/16	647	681
	Allergan Inc.	1.350%	3/15/18	200	195
	Altria Group Inc.	4.125%	9/11/15	1,153	1,180
	Altria Group Inc.	9.700%	11/10/18	1,590	2,020
	Altria Group Inc.	9.250%	8/6/19	1,369	1,759
	Amgen Inc.	2.125%	5/15/17	1,780	1,805
	Amgen Inc.	5.850%	6/1/17	843	929
	Amgen Inc.	6.150%	6/1/18	112	127
	Amgen Inc.	5.700%	2/1/19	185	208
	Amgen Inc.	2.200%	5/22/19	1,345	1,340
	Anheuser-Busch Cos. LLC	5.050%	10/15/16	125	134
	Anheuser-Busch Cos. LLC	5.600%	3/1/17	100	109
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	150	167
	Anheuser-Busch InBev Finance Inc.	0.800%	1/15/16	550	551
	Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	365	361
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	415	417
	Anheuser-Busch InBev Worldwide Inc.	3.625%	4/15/15	296	299
	Anheuser-Busch InBev Worldwide Inc.	0.800%	7/15/15	490	491
	Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	1,365	1,397
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	1,230	1,229
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	550	666
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	150	170
	Baxter International Inc.	5.375%	6/1/18	255	283
[6]	Bayer US Finance LLC	1.500%	10/6/17	475	475
[6]	Bayer US Finance LLC	2.375%	10/8/19	1,425	1,426
	Becton Dickinson & Co.	1.800%	12/15/17	700	703
	Becton Dickinson & Co.	2.675%	12/15/19	935	943
	Biogen Idec Inc.	6.875%	3/1/18	120	138
	Boston Scientific Corp.	6.250%	11/15/15	270	281
	Boston Scientific Corp.	6.400%	6/15/16	370	396
	Boston Scientific Corp.	2.650%	10/1/18	540	544
	Bottling Group LLC	5.500%	4/1/16	301	319
	Brown-Forman Corp.	1.000%	1/15/18	130	128
	Cardinal Health Inc.	1.900%	6/15/17	170	171
	Cardinal Health Inc.	1.700%	3/15/18	495	491
[6]	Cargill Inc.	1.900%	3/1/17	405	410
[6]	Cargill Inc.	6.000%	11/27/17	300	335
[9]	Cargill Inc.	1.875%	9/4/19	234	301
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	100	102
	Celgene Corp.	2.300%	8/15/18	220	222
	Clorox Co.	5.950%	10/15/17	120	134
	Coca-Cola Co.	1.650%	3/14/18	100	101
	Coca-Cola Co.	1.150%	4/1/18	245	242
	Coca-Cola Co.	1.650%	11/1/18	355	354
	Coca-Cola Co.	4.875%	3/15/19	400	449
	Coca-Cola Co.	3.150%	11/15/20	250	261

	Coca-Cola Co.	3.300%	9/1/21	390	409
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	450	447
	Colgate-Palmolive Co.	0.900%	5/1/18	500	491
	ConAgra Foods Inc.	1.300%	1/25/16	660	660
	ConAgra Foods Inc.	5.819%	6/15/17	74	81
	ConAgra Foods Inc.	1.900%	1/25/18	750	745
	ConAgra Foods Inc.	2.100%	3/15/18	68	68
	ConAgra Foods Inc.	7.000%	4/15/19	101	118
	Constellation Brands Inc.	3.875%	11/15/19	250	252
	Constellation Brands Inc.	3.750%	5/1/21	120	119
	Covidien International Finance SA	1.350%	5/29/15	510	512
	Covidien International Finance SA	2.800%	6/15/15	345	349
	Covidien International Finance SA	6.000%	10/15/17	1,193	1,334
	CR Bard Inc.	1.375%	1/15/18	345	341
	Delhaize Group SA	6.500%	6/15/17	330	364
	Diageo Capital plc	1.125%	4/29/18	170	166
	Dr Pepper Snapple Group Inc.	6.820%	5/1/18	365	421
	Edwards Lifesciences Corp.	2.875%	10/15/18	600	608
	Express Scripts Holding Co.	2.650%	2/15/17	1,222	1,250
	Genentech Inc.	4.750%	7/15/15	420	429
	General Mills Inc.	0.875%	1/29/16	325	325
	General Mills Inc.	5.700%	2/15/17	219	239
	General Mills Inc.	1.400%	10/20/17	715	712
	General Mills Inc.	2.200%	10/21/19	300	298
	Gilead Sciences Inc.	3.050%	12/1/16	448	465
	Gilead Sciences Inc.	2.350%	2/1/20	355	357
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	400	450
	Ingredion Inc.	1.800%	9/25/17	144	143
	Kraft Foods Group Inc.	2.250%	6/5/17	978	994
	Kraft Foods Group Inc.	6.125%	8/23/18	291	332
	Kroger Co.	1.200%	10/17/16	160	160
	Kroger Co.	2.200%	1/15/17	185	188
	Kroger Co.	6.800%	12/15/18	150	175
	Kroger Co.	2.300%	1/15/19	760	760
	Life Technologies Corp.	4.400%	3/1/15	400	402
	Lorillard Tobacco Co.	3.500%	8/4/16	620	639
	Lorillard Tobacco Co.	8.125%	6/23/19	481	583
	McKesson Corp.	0.950%	12/4/15	600	601
	McKesson Corp.	3.250%	3/1/16	413	423
	McKesson Corp.	5.700%	3/1/17	150	163
	McKesson Corp.	2.284%	3/15/19	750	746
	Medco Health Solutions Inc.	7.125%	3/15/18	805	929
[6]	Medtronic Inc.	1.500%	3/15/18	675	672
[6]	Medtronic Inc.	2.500%	3/15/20	790	793
[9]	Merck & Co. Inc.	1.125%	10/15/21	266	330
	Merck Sharp & Dohme Corp.	4.750%	3/1/15	150	151
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	350	394
	Mondelez International Inc.	4.125%	2/9/16	862	891
	Mondelez International Inc.	6.500%	8/11/17	125	140
	Mondelez International Inc.	2.250%	2/1/19	980	975
	Mondelez International Inc.	5.375%	2/10/20	350	396
	Mylan Inc.	1.800%	6/24/16	775	780
	Mylan Inc.	2.600%	6/24/18	1,371	1,387
	Mylan Inc.	2.550%	3/28/19	110	110
	Nabisco Inc.	7.550%	6/15/15	60	62
	Newell Rubbermaid Inc.	2.050%	12/1/17	315	315
	Newell Rubbermaid Inc.	2.875%	12/1/19	825	825
	PepsiCo Inc.	0.700%	2/26/16	350	350
	PepsiCo Inc.	2.500%	5/10/16	535	547
	PepsiCo Inc.	5.000%	6/1/18	280	309
	PepsiCo Inc.	7.900%	11/1/18	320	389
[6]	Pernod Ricard SA	2.950%	1/15/17	1,455	1,488
[6]	Pernod Ricard SA	4.450%	1/15/22	75	80
	Perrigo Co. plc	2.300%	11/8/18	355	354
	Pfizer Inc.	5.350%	3/15/15	255	257
	Pfizer Inc.	6.200%	3/15/19	1,490	1,734
	Pharmacia Corp.	6.500%	12/1/18	200	234
	Philip Morris International Inc.	2.500%	5/16/16	515	528
	Philip Morris International Inc.	1.125%	8/21/17	125	125
	Philip Morris International Inc.	5.650%	5/16/18	510	575
	Procter & Gamble Co.	4.850%	12/15/15	75	78

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Procter & Gamble Co.	4.700%	2/15/19	610	678
	Procter & Gamble Co.	1.900%	11/1/19	415	416
	Quest Diagnostics Inc.	2.700%	4/1/19	465	469
	Reynolds American Inc.	6.750%	6/15/17	271	302
[6]	Roche Holdings Inc.	6.000%	3/1/19	726	838
[6]	Roche Holdings Inc.	2.250%	9/30/19	705	709
	Sanofi	1.250%	4/10/18	1,130	1,118
	St. Jude Medical Inc.	2.500%	1/15/16	495	502
	Stryker Corp.	3.000%	1/15/15	170	170
	Stryker Corp.	1.300%	4/1/18	282	278
	Sysco Corp.	2.350%	10/2/19	1,300	1,307
[6]	Takeda Pharmaceutical Co. Ltd.	1.625%	3/17/17	1,240	1,242
	Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	870	886
	Teva Pharmaceutical Finance II BV /
	Teva Pharmaceutical Finance III LLC	3.000%	6/15/15	1,022	1,032
	Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	380	373
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	510	522
	Thermo Fisher Scientific Inc.	2.250%	8/15/16	355	361
	Tyson Foods Inc.	6.600%	4/1/16	978	1,042
	Tyson Foods Inc.	2.650%	8/15/19	1,280	1,289
	Whirlpool Corp.	6.500%	6/15/16	75	81
	Whirlpool Corp.	1.650%	11/1/17	475	474
	Wyeth LLC	5.500%	2/15/16	255	269
	Wyeth LLC	5.450%	4/1/17	80	88
	Zoetis Inc.	1.875%	2/1/18	810	803

	Energy (3.3%)
	Anadarko Petroleum Corp.	5.950%	9/15/16	865	926
	Anadarko Petroleum Corp.	6.375%	9/15/17	333	370
	BP Capital Markets plc	3.200%	3/11/16	1,990	2,044
	BP Capital Markets plc	2.248%	11/1/16	735	749
	BP Capital Markets plc	1.846%	5/5/17	725	731
	BP Capital Markets plc	1.375%	11/6/17	750	742
	BP Capital Markets plc	1.375%	5/10/18	825	810
	BP Capital Markets plc	2.241%	9/26/18	705	707
	BP Capital Markets plc	4.750%	3/10/19	730	799
	BP Capital Markets plc	2.237%	5/10/19	500	498
	Canadian Natural Resources Ltd.	1.750%	1/15/18	250	246
	Chevron Corp.	1.345%	11/15/17	1,185	1,187
	Chevron Corp.	1.104%	12/5/17	300	299
	Chevron Corp.	1.718%	6/24/18	700	703
	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	780	843
	DCP Midstream Operating LP	2.700%	4/1/19	125	122
	Dominion Gas Holdings LLC	2.500%	12/15/19	500	500
	Dominion Gas Holdings LLC	3.550%	11/1/23	300	306
	El Paso Natural Gas Co. LLC	5.950%	4/15/17	250	270
	El Paso Pipeline Partners
	Operating Co. LLC	4.100%	11/15/15	967	991
[6]	Enable Midstream Partners LP	2.400%	5/15/19	470	457
[3]	Enbridge Energy Partners LP	8.050%	10/1/77	30	33
	Energy Transfer Partners LP	6.125%	2/15/17	515	558
	Energy Transfer Partners LP	6.700%	7/1/18	990	1,112
	Energy Transfer Partners LP	4.150%	10/1/20	275	282
	Ensco plc	3.250%	3/15/16	865	882
	Ensco plc	4.700%	3/15/21	320	322
	EOG Resources Inc.	5.875%	9/15/17	50	55
	EOG Resources Inc.	5.625%	6/1/19	175	197
	EOG Resources Inc.	4.400%	6/1/20	400	435
[6]	GS Caltex Corp.	5.500%	10/15/15	135	139
	Kinder Morgan Energy Partners LP	3.500%	3/1/16	670	685
	Kinder Morgan Energy Partners LP	6.000%	2/1/17	395	427
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	480	530
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	300	296
	Kinder Morgan Energy Partners LP	3.500%	3/1/21	160	158
	Kinder Morgan Inc.	7.000%	6/15/17	570	632
	Kinder Morgan Inc.	2.000%	12/1/17	345	343
	Kinder Morgan Inc.	7.250%	6/1/18	350	396
	Kinder Morgan Inc.	3.050%	12/1/19	600	594
	Kinder Morgan Inc.	4.300%	6/1/25	300	300

	Kinder Morgan Inc.	5.550%	6/1/45	175	179
	Marathon Oil Corp.	0.900%	11/1/15	360	359
	Marathon Oil Corp.	5.900%	3/15/18	315	350
	Nabors Industries Inc.	2.350%	9/15/16	400	396
	Nabors Industries Inc.	6.150%	2/15/18	460	478
	Noble Holding International Ltd.	3.450%	8/1/15	340	344
	Noble Holding International Ltd.	3.050%	3/1/16	370	376
	Occidental Petroleum Corp.	4.125%	6/1/16	190	199
	Occidental Petroleum Corp.	1.750%	2/15/17	2,070	2,082
	Occidental Petroleum Corp.	1.500%	2/15/18	990	980
	ONEOK Partners LP	3.200%	9/15/18	280	284
	ONEOK Partners LP	8.625%	3/1/19	190	230
	Petro-Canada	6.050%	5/15/18	115	130
	Phillips 66	2.950%	5/1/17	935	965
	Pioneer Natural Resources Co.	6.650%	3/15/17	120	131
	Pioneer Natural Resources Co.	6.875%	5/1/18	225	254
	Plains All American Pipeline LP /
	PAA Finance Corp.	5.000%	2/1/21	235	259
	Pride International Inc.	8.500%	6/15/19	200	240
	Pride International Inc.	6.875%	8/15/20	285	320
	Shell International Finance BV	5.200%	3/22/17	375	407
	Shell International Finance BV	1.125%	8/21/17	100	99
	Shell International Finance BV	1.900%	8/10/18	100	100
	Shell International Finance BV	2.000%	11/15/18	325	325
	Shell International Finance BV	4.300%	9/22/19	250	274
[6]	Southern Natural Gas Co. LLC	5.900%	4/1/17	270	291
	Southwestern Energy Co.	7.500%	2/1/18	300	337
	Spectra Energy Partners LP	2.950%	9/25/18	230	234
	Suncor Energy Inc.	6.100%	6/1/18	80	90
	Total Capital Canada Ltd.	1.450%	1/15/18	1,045	1,040
	Total Capital International SA	1.500%	2/17/17	615	617
	Total Capital International SA	1.550%	6/28/17	485	486
	Total Capital International SA	2.125%	1/10/19	980	982
	Total Capital International SA	2.100%	6/19/19	400	401
	Total Capital SA	2.125%	8/10/18	275	277
[3]	TransCanada PipeLines Ltd.	6.350%	5/15/67	125	121
	Transocean Inc.	4.950%	11/15/15	834	837
	Transocean Inc.	5.050%	12/15/16	1,415	1,415
	Transocean Inc.	2.500%	10/15/17	1,555	1,372
	Transocean Inc.	6.000%	3/15/18	465	446
	Weatherford International LLC	6.350%	6/15/17	360	385
	Weatherford International Ltd.	5.500%	2/15/16	240	247
	Western Gas Partners LP	2.600%	8/15/18	160	161

	Other Industrial (0.1%)
[9]	G4S International Finance plc	2.625%	12/6/18	263	339
[6]	Hutchison Whampoa International
	11 Ltd.	4.625%	1/13/22	350	379
[6]	Hutchison Whampoa International
	14 Ltd.	1.625%	10/31/17	830	823

	Technology (2.4%)
	Altera Corp.	1.750%	5/15/17	185	185
	Altera Corp.	2.500%	11/15/18	1,205	1,215
	Amphenol Corp.	2.550%	1/30/19	200	201
	Apple Inc.	1.000%	5/3/18	590	580
	Apple Inc.	2.100%	5/6/19	1,985	2,001
	Apple Inc.	2.850%	5/6/21	875	894
	Applied Materials Inc.	2.650%	6/15/16	200	204
	Baidu Inc.	2.250%	11/28/17	385	385
	Baidu Inc.	3.250%	8/6/18	825	843
	Baidu Inc.	2.750%	6/9/19	425	422
	Cisco Systems Inc.	4.950%	2/15/19	280	313
	Cisco Systems Inc.	2.125%	3/1/19	690	693
	Cisco Systems Inc.	4.450%	1/15/20	280	308
	Computer Sciences Corp.	2.500%	9/15/15	370	373
	Computer Sciences Corp.	6.500%	3/15/18	525	587
	Corning Inc.	1.450%	11/15/17	495	492
	Corning Inc.	6.625%	5/15/19	135	158

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	EMC Corp.	1.875%	6/1/18	490	489
	Fidelity National Information
	Services Inc.	1.450%	6/5/17	235	234
	Fiserv Inc.	3.125%	6/15/16	50	51
	Fiserv Inc.	6.800%	11/20/17	100	113
	Hewlett-Packard Co.	2.350%	3/15/15	185	186
	Hewlett-Packard Co.	2.125%	9/13/15	1,040	1,048
	Hewlett-Packard Co.	2.200%	12/1/15	320	323
	Hewlett-Packard Co.	2.650%	6/1/16	770	784
	Hewlett-Packard Co.	3.000%	9/15/16	1,830	1,880
	Hewlett-Packard Co.	3.300%	12/9/16	354	366
	Hewlett-Packard Co.	5.400%	3/1/17	360	389
	Hewlett-Packard Co.	2.600%	9/15/17	500	510
	Hewlett-Packard Co.	5.500%	3/1/18	170	188
	Hewlett-Packard Co.	2.750%	1/14/19	1,245	1,263
	Intel Corp.	1.950%	10/1/16	250	255
	Intel Corp.	1.350%	12/15/17	1,447	1,445
	Intel Corp.	3.300%	10/1/21	235	246
	International Business Machines Corp.	1.250%	2/6/17	400	401
	International Business Machines Corp.	5.700%	9/14/17	691	770
	International Business Machines Corp.	1.250%	2/8/18	300	298
	International Business Machines Corp.	7.625%	10/15/18	445	537
	International Business Machines Corp.	1.950%	2/12/19	1,160	1,159
	International Business Machines Corp.	1.625%	5/15/20	190	183
	KLA-Tencor Corp.	2.375%	11/1/17	165	166
	KLA-Tencor Corp.	3.375%	11/1/19	90	92
	Microsoft Corp.	0.875%	11/15/17	230	228
	Oracle Corp.	1.200%	10/15/17	695	693
	Oracle Corp.	5.750%	4/15/18	300	339
	Oracle Corp.	2.375%	1/15/19	580	590
	Oracle Corp.	5.000%	7/8/19	330	370
	Oracle Corp.	2.250%	10/8/19	1,660	1,669
	Oracle Corp.	2.800%	7/8/21	770	779
	Pitney Bowes Inc.	5.600%	3/15/18	120	130
[6]	Seagate HDD Cayman	3.750%	11/15/18	330	339
	Tyco Electronics Group SA	2.375%	12/17/18	350	353
	Tyco Electronics Group SA	2.350%	8/1/19	250	250
	Xerox Business Services LLC	5.200%	6/1/15	250	254
	Xerox Corp.	4.250%	2/15/15	435	437
	Xerox Corp.	5.625%	12/15/19	325	366
	Xilinx Inc.	2.125%	3/15/19	500	497

	Transportation (1.2%)
[3,6] AA Aircraft Financing 2013-1 LLC		6.500%	11/1/17	449	451
[9]	Aeroporti di Roma SPA	3.250%	2/20/21	190	258
	AFC X Ltd.	3.140%	5/31/15	1,180	1,180
[3]	AFC X Ltd.	3.500%	5/31/15	975	955
[3,6] American Airlines 2013-2 Class A
	Pass Through Trust	3.596%	11/1/19	777	780
	Canadian National Railway Co.	5.850%	11/15/17	385	431
	Canadian National Railway Co.	5.550%	3/1/19	90	102
	Canadian National Railway Co.	2.850%	12/15/21	250	255
	Canadian Pacific Railway Co.	6.500%	5/15/18	250	286
	Canadian Pacific Railway Co.	7.250%	5/15/19	211	252
	Canadian Pacific Railway Ltd.	4.500%	1/15/22	170	188
[3]	Continental Airlines 1997-4 Class A
	Pass Through Trust	6.900%	7/2/19	159	167
[3]	Continental Airlines 1998-1 Class A
	Pass Through Trust	6.648%	3/15/19	45	47
[3]	Continental Airlines 1998-1 Class B
	Pass Through Trust	6.748%	9/15/18	87	92
[3]	Continental Airlines 1999-1 Class B
	Pass Through Trust	6.795%	2/2/20	34	36
[3]	Continental Airlines 2000-1 Class A-1
	Pass Through Trust	8.048%	11/1/20	155	176
[3]	Continental Airlines 2005-ERJ1
	Pass Through Trust	9.798%	4/1/21	110	122
[3]	Continental Airlines 2012-2 Class B
	Pass Through Trust	5.500%	4/29/22	68	71

	CSX Corp.	6.250%	4/1/15	125	127
	CSX Corp.	6.250%	3/15/18	707	803
[3,11] Delta Air Lines 2002-1 Class G-1
	Pass Through Trust	6.718%	7/2/24	426	488
[3]	Delta Air Lines 2009-1 Class A
	Pass Through Trust	7.750%	6/17/21	82	95
[3]	Delta Air Lines 2010-1 Class A
	Pass Through Trust	6.200%	1/2/20	387	426
[3]	Delta Air Lines 2012-1 Class A
	Pass Through Trust	4.750%	11/7/21	69	74
[6]	ERAC USA Finance LLC	5.600%	5/1/15	236	240
[6]	ERAC USA Finance LLC	1.400%	4/15/16	225	226
[6]	ERAC USA Finance LLC	6.375%	10/15/17	280	314
[6]	ERAC USA Finance LLC	2.800%	11/1/18	430	439
[6]	ERAC USA Finance LLC	2.350%	10/15/19	285	283
[3]	Hawaiian Airlines 2013-1 Class A
	Pass Through Certificates	3.900%	1/15/26	185	182
	JB Hunt Transport Services Inc.	3.375%	9/15/15	410	417
	JB Hunt Transport Services Inc.	2.400%	3/15/19	120	120
[3,5,11]JetBlue Airways 2004-2 G-2
	Pass Through Trust	0.682%	5/15/18	220	215
	Ryder System Inc.	7.200%	9/1/15	180	188
	Ryder System Inc.	5.850%	11/1/16	210	227
	Ryder System Inc.	2.500%	3/1/17	325	330
	Ryder System Inc.	2.450%	11/15/18	150	150
	Ryder System Inc.	2.350%	2/26/19	180	179
	Ryder System Inc.	2.550%	6/1/19	160	160
[3]	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	2/1/24	106	122
[3,6] UAL 2009-2B Pass Through Trust		12.000%	7/15/17	94	100
	Union Pacific Corp.	5.750%	11/15/17	225	251
	Union Pacific Corp.	5.700%	8/15/18	710	809
	Union Pacific Corp.	2.250%	2/15/19	385	390
	United Continental Holdings Inc.	6.375%	6/1/18	140	148
	United Parcel Service Inc.	1.125%	10/1/17	180	179
	United Parcel Service Inc.	5.500%	1/15/18	351	392
	United Parcel Service Inc.	5.125%	4/1/19	1,180	1,326
					348,388
Utilities (3.7%)
	Electric (3.5%)
	Ameren Illinois Co.	6.125%	11/15/17	165	186
	Ameren Illinois Co.	6.250%	4/1/18	110	124
	American Electric Power Co. Inc.	1.650%	12/15/17	869	869
	Appalachian Power Co.	5.000%	6/1/17	141	152
	Arizona Public Service Co.	4.650%	5/15/15	150	152
	Arizona Public Service Co.	6.250%	8/1/16	100	108
	Arizona Public Service Co.	8.750%	3/1/19	240	302
	Baltimore Gas & Electric Co.	5.900%	10/1/16	170	184
	Berkshire Hathaway Energy Co.	5.750%	4/1/18	1,070	1,200
	Berkshire Hathaway Energy Co.	2.000%	11/15/18	890	889
[6]	Berkshire Hathaway Energy Co.	2.400%	2/1/20	400	398
	CenterPoint Energy Inc.	5.950%	2/1/17	510	556
	CenterPoint Energy Inc.	6.500%	5/1/18	170	194
	CMS Energy Corp.	6.550%	7/17/17	70	78
	CMS Energy Corp.	5.050%	2/15/18	1,105	1,198
	Commonwealth Edison Co.	5.950%	8/15/16	755	815
	Commonwealth Edison Co.	1.950%	9/1/16	855	869
	Commonwealth Edison Co.	6.150%	9/15/17	705	791
	Commonwealth Edison Co.	5.800%	3/15/18	880	991
	Commonwealth Edison Co.	2.150%	1/15/19	160	161
	Consolidated Edison Co. of
	New York Inc.	6.650%	4/1/19	265	313
	Consumers Energy Co.	5.500%	8/15/16	46	49
	Consumers Energy Co.	5.150%	2/15/17	360	388
	Consumers Energy Co.	5.650%	9/15/18	300	342
	Consumers Energy Co.	6.125%	3/15/19	595	691
	Consumers Energy Co.	6.700%	9/15/19	670	798
	DTE Electric Co.	5.600%	6/15/18	409	462

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Duke Energy Carolinas LLC	5.300%	10/1/15	250	259
	Duke Energy Carolinas LLC	5.100%	4/15/18	625	694
	Duke Energy Carolinas LLC	7.000%	11/15/18	740	877
	Duke Energy Corp.	1.625%	8/15/17	290	290
	Duke Energy Corp.	2.100%	6/15/18	225	227
	Duke Energy Corp.	6.250%	6/15/18	410	468
	Duke Energy Corp.	5.050%	9/15/19	300	335
	Duke Energy Florida Inc.	5.100%	12/1/15	1,110	1,155
	Duke Energy Florida Inc.	5.800%	9/15/17	275	308
	Duke Energy Florida Inc.	5.650%	6/15/18	810	914
	Duke Energy Progress Inc.	5.150%	4/1/15	100	101
	Duke Energy Progress Inc.	5.250%	12/15/15	370	386
	Duke Energy Progress Inc.	5.300%	1/15/19	240	269
[6]	EDP Finance BV	4.125%	1/15/20	700	704
	Entergy Corp.	3.625%	9/15/15	460	467
	Entergy Corp.	4.700%	1/15/17	305	321
	Exelon Corp.	4.900%	6/15/15	240	244
	Exelon Generation Co. LLC	6.200%	10/1/17	390	433
	FirstEnergy Corp.	4.250%	3/15/23	510	526
[6]	FirstEnergy Transmission LLC	4.350%	1/15/25	690	708
[3,6] FPL Energy Marcus Hook LP		7.590%	7/10/18	400	424
	Georgia Power Co.	3.000%	4/15/16	160	164
	Georgia Power Co.	5.700%	6/1/17	135	149
	LG&E & KU Energy LLC	2.125%	11/15/15	845	852
	Louisville Gas & Electric Co.	1.625%	11/15/15	140	141
	MidAmerican Energy Co.	5.950%	7/15/17	340	378
	MidAmerican Energy Co.	5.300%	3/15/18	918	1,021
	National Rural Utilities Cooperative
	Finance Corp.	1.900%	11/1/15	310	313
	National Rural Utilities Cooperative
	Finance Corp.	3.050%	3/1/16	200	206
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	4/10/17	100	109
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	750	836
	National Rural Utilities Cooperative
	Finance Corp.	2.150%	2/1/19	640	642
	National Rural Utilities Cooperative
	Finance Corp.	2.300%	11/15/19	335	334
	National Rural Utilities Cooperative
	Finance Corp.	2.350%	6/15/20	845	839
	Nevada Power Co.	6.500%	5/15/18	771	888
	Nevada Power Co.	6.500%	8/1/18	225	261
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	400	399
	NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	1,330	1,343
	Northeast Utilities	1.450%	5/1/18	510	504
	Northern States Power Co.	5.250%	3/1/18	71	79
	NSTAR Electric Co.	5.625%	11/15/17	50	56
	NSTAR LLC	4.500%	11/15/19	130	141
	Ohio Power Co.	6.000%	6/1/16	240	256
[6]	Origin Energy Finance Ltd.	3.500%	10/9/18	110	111
[9]	Origin Energy Finance Ltd.	3.500%	10/4/21	200	264
[6]	Origin Energy Finance Ltd.	5.450%	10/14/21	270	292
	Pacific Gas & Electric Co.	5.625%	11/30/17	1,220	1,356
	PacifiCorp	5.650%	7/15/18	490	553
	PacifiCorp	5.500%	1/15/19	269	304
	Pennsylvania Electric Co.	6.050%	9/1/17	140	155
	PG&E Corp.	2.400%	3/1/19	605	605
	PPL Capital Funding Inc.	1.900%	6/1/18	310	309
	Public Service Co. of Colorado	5.800%	8/1/18	240	273
	Public Service Co. of New Mexico	7.950%	5/15/18	150	176
	Public Service Electric & Gas Co.	5.300%	5/1/18	70	78
	Public Service Electric & Gas Co.	2.300%	9/15/18	685	695
	Sierra Pacific Power Co.	6.000%	5/15/16	457	488
	South Carolina Electric & Gas Co.	5.250%	11/1/18	30	34
	South Carolina Electric & Gas Co.	6.500%	11/1/18	294	343
	Southern California Edison Co.	1.125%	5/1/17	160	160
	Southern California Edison Co.	5.500%	8/15/18	120	135
	Southern Co.	1.300%	8/15/17	290	289

	Southern Co.	2.150%	9/1/19	290	287
	Southwestern Electric Power Co.	5.550%	1/15/17	50	54
	Southwestern Electric Power Co.	5.875%	3/1/18	245	274
	Tampa Electric Co.	6.100%	5/15/18	525	598
	TECO Finance Inc.	4.000%	3/15/16	345	357
	TECO Finance Inc.	6.572%	11/1/17	244	274
	Union Electric Co.	6.400%	6/15/17	310	345
	Union Electric Co.	6.700%	2/1/19	400	470
[3]	Wisconsin Energy Corp.	6.250%	5/15/67	125	126
	Xcel Energy Inc.	0.750%	5/9/16	833	832

	Natural Gas (0.2%)
	Atmos Energy Corp.	8.500%	3/15/19	240	298
	Sempra Energy	6.500%	6/1/16	1,167	1,254
	Sempra Energy	2.300%	4/1/17	945	962
	Sempra Energy	6.150%	6/15/18	330	374

	Other Utility (0.0%)
	American Water Capital Corp.	6.085%	10/15/17	210	234
					46,640
Total Corporate Bonds (Cost $734,322)					735,208
Sovereign Bonds (U.S. Dollar-Denominated) (7.9%)
	Abu Dhabi National Energy Co.	4.125%	3/13/17	200	209
[6]	Banco de Costa Rica	5.250%	8/12/18	200	202
[6]	Banco del Estado de Chile	2.000%	11/9/17	200	201
[6]	Banco do Brasil SA	4.500%	1/22/15	500	500
	Banco do Brasil SA	3.875%	1/23/17	400	410
[6]	Banco Latinoamericano de Comercio
	Exterior SA	3.750%	4/4/17	250	258
[6]	Banco Nacional de Desenvolvimento
	Economico e Social	3.375%	9/26/16	100	101
[6]	Banco Nacional de Desenvolvimento
	Economico e Social	4.000%	4/14/19	235	232
[6]	Bank Nederlandse Gemeenten	1.375%	3/23/15	400	401
[6]	Bank Nederlandse Gemeenten	0.875%	2/21/17	500	499
[6]	Bank Nederlandse Gemeenten	2.500%	1/23/23	50	50
[6]	Bermuda	4.138%	1/3/23	200	199
[6]	Bermuda	4.854%	2/6/24	200	211
[6]	Caisse d’Amortissement de la
	Dette Sociale	1.750%	2/24/15	150	150
[6]	Caisse d’Amortissement de la
	Dette Sociale	1.375%	1/29/18	125	125
[6]	Caixa Economica Federal	2.375%	11/6/17	125	118
[6]	CDP Financial Inc.	3.150%	7/24/24	670	683
	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	400	380
[6]	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	200	203
[6]	CNPC General Capital Ltd.	2.750%	4/19/17	125	127
[6]	CNPC General Capital Ltd.	2.750%	5/14/19	235	233
[6]	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	150	156
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	200	202
[6]	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	600	616
[6]	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	525	502
[6]	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	200	209
	Corporacion Andina de Fomento	1.500%	8/8/17	210	211
	Corporacion Andina de Fomento	3.750%	1/15/16	1,830	1,876
	Corporacion Andina de Fomento	5.750%	1/12/17	100	108
	Corporacion Andina de Fomento	4.375%	6/15/22	810	873
[6]	Democratic Socialist Republic of
	Sri Lanka	5.125%	4/11/19	200	202
[12]	Development Bank of Japan Inc.	2.750%	3/15/16	100	103
[12]	Development Bank of Japan Inc.	5.125%	2/1/17	200	217
[6]	Development Bank of Kazakhstan JSC	5.500%	12/20/15	300	305
[6]	Dexia Credit Local SA	1.250%	10/18/16	300	301
	Ecopetrol SA	5.875%	9/18/23	200	213
	Ecopetrol SA	5.875%	5/28/45	800	744
[6]	Electricite de France SA	1.150%	1/20/17	1,390	1,390
[6]	Electricite de France SA	2.150%	1/22/19	810	810
[6]	Electricite de France SA	6.000%	1/22/14	60	71

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Eskom Holdings SOC Ltd.	5.750%	1/26/21	1,000	1,005
	European Bank for Reconstruction
	& Development	1.625%	9/3/15	50	50
	Export-Import Bank of Korea	5.875%	1/14/15	1,500	1,502
	Export-Import Bank of Korea	5.125%	3/16/15	400	403
	Export-Import Bank of Korea	4.125%	9/9/15	775	793
	Export-Import Bank of Korea	3.750%	10/20/16	705	736
	Export-Import Bank of Korea	4.000%	1/11/17	2,100	2,203
	Export-Import Bank of Korea	2.875%	9/17/18	300	308
[6]	Federation of Malaysia	2.991%	7/6/16	125	128
	Federative Republic of Brazil	7.875%	3/7/15	1,855	1,875
[3]	Federative Republic of Brazil	8.000%	1/15/18	350	381
	Federative Republic of Brazil	4.875%	1/22/21	420	447
[3]	Federative Republic of Brazil	11.000%	8/17/40	100	107
	Federative Republic of Brazil	5.625%	1/7/41	100	107
	Federative Republic of Brazil	5.000%	1/27/45	700	686
[6]	Fondo MIVIVIENDA SA	3.375%	4/2/19	500	504
	Fondo MIVIVIENDA SA	3.375%	4/2/19	150	150
	Gazprom OAO Via Gaz Capital SA	8.146%	4/11/18	150	147
	Hydro-Quebec	2.000%	6/30/16	550	560
	Industrial & Commercial
	Bank of China Ltd.	2.351%	11/13/17	355	355
	Industrial & Commercial
	Bank of China Ltd.	3.231%	11/13/19	400	404
	IPIC GMTN Ltd.	3.125%	11/15/15	250	254
[12]	Japan Bank for
	International Cooperation	2.875%	2/2/15	400	401
[12]	Japan Bank for
	International Cooperation	1.875%	9/24/15	1,250	1,263
[12]	Japan Bank for
	International Cooperation	2.500%	1/21/16	500	510
[12]	Japan Bank for
	International Cooperation	2.500%	5/18/16	1,000	1,026
[12]	Japan Bank for
	International Cooperation	2.250%	7/13/16	910	932
[12]	Japan Bank for
	International Cooperation	1.750%	7/31/18	700	705
[12]	Japan Finance Organization
	for Municipalities	4.625%	4/21/15	100	101
[12]	Japan Finance Organization
	for Municipalities	4.000%	1/13/21	250	276
	KazMunayGas National Co. JSC	11.750%	1/23/15	300	301
[6]	KazMunayGas National Co. JSC	11.750%	1/23/15	100	101
	KazMunayGas National Co. JSC	9.125%	7/2/18	1,425	1,559
[6]	Kommunalbanken AS	2.375%	1/19/16	125	127
[6]	Kommunalbanken AS	0.875%	10/3/16	225	226
[6]	Kommunalbanken AS	1.125%	5/23/18	700	692
	Korea Development Bank	4.375%	8/10/15	290	296
	Korea Development Bank	1.000%	1/22/16	200	200
	Korea Development Bank	3.250%	3/9/16	450	460
	Korea Development Bank	4.000%	9/9/16	200	209
	Korea Development Bank	3.875%	5/4/17	675	706
	Korea Development Bank	3.500%	8/22/17	575	599
	Korea Development Bank	1.500%	1/22/18	400	395
	Korea Electric Power Corp.	3.000%	10/5/15	700	710
[6]	Korea Electric Power Corp.	3.000%	10/5/15	200	203
[6]	Korea Expressway Corp.	5.125%	5/20/15	100	102
[6]	Korea Expressway Corp.	1.625%	4/28/17	200	199
	Korea Expressway Corp.	1.625%	4/28/17	200	199
	Korea Expressway Corp.	1.875%	10/22/17	515	513
	Korea Finance Corp.	3.250%	9/20/16	200	206
	Korea Finance Corp.	2.250%	8/7/17	275	278
	Korea Gas Corp.	2.875%	7/29/18	200	204
[6]	Korea Hydro & Nuclear Power Co. Ltd.	3.125%	9/16/15	100	101
[6]	Korea National Oil Corp.	2.875%	11/9/15	100	102
[6]	Korea National Oil Corp.	4.000%	10/27/16	525	548
[6]	Korea Resources Corp.	2.125%	5/2/18	125	125
[6]	Korea Western Power Co. Ltd.	2.875%	10/10/18	200	203
[6,13] Magyar Export-Import Bank Zrt		4.000%	1/30/20	250	250

	Majapahit Holding BV	8.000%	8/7/19	400	464
	Nordic Investment Bank	2.500%	7/15/15	1,000	1,012
	North American Development Bank	2.300%	10/10/18	150	151
[6]	OCP SA	5.625%	4/25/24	200	210
[14]	Oesterreichische Kontrollbank AG	4.500%	3/9/15	200	201
[14]	Oesterreichische Kontrollbank AG	1.750%	10/5/15	1,600	1,616
[14]	Oesterreichische Kontrollbank AG	2.000%	6/3/16	650	663
[6]	Ooredoo International Finance Ltd.	3.375%	10/14/16	375	386
[6]	Ooredoo International Finance Ltd.	3.250%	2/21/23	125	121
	Pemex Project Funding Master Trust	5.750%	3/1/18	725	787
[6]	Perusahaan Gas Negara Persero Tbk PT	5.125%	5/16/24	500	507
	Petrobras Global Finance BV	4.875%	3/17/20	300	282
	Petrobras International Finance Co. SA	2.875%	2/6/15	500	499
	Petrobras International Finance Co. SA	3.875%	1/27/16	755	744
	Petrobras International Finance Co. SA	6.125%	10/6/16	275	277
	Petrobras International Finance Co. SA	5.875%	3/1/18	1,685	1,657
	Petrobras International Finance Co. SA	5.750%	1/20/20	630	618
	Petrobras International Finance Co. SA	6.875%	1/20/40	200	185
	Petrobras International Finance Co. SA	6.750%	1/27/41	25	23
	Petroleos Mexicanos	8.000%	5/3/19	100	118
	Petroleos Mexicanos	5.500%	1/21/21	500	541
[6]	Petroleos Mexicanos	4.250%	1/15/25	400	398
[6]	Petronas Capital Ltd.	5.250%	8/12/19	400	444
	Province of British Columbia	2.100%	5/18/16	200	204
	Province of British Columbia	1.200%	4/25/17	225	226
	Province of Manitoba	2.625%	7/15/15	185	187
	Province of Manitoba	1.300%	4/3/17	775	778
	Province of New Brunswick	2.750%	6/15/18	10	10
	Province of Nova Scotia	2.375%	7/21/15	1,180	1,194
	Province of Ontario	0.950%	5/26/15	975	976
	Province of Ontario	2.700%	6/16/15	2,405	2,427
	Province of Ontario	1.875%	9/15/15	1,125	1,138
	Province of Ontario	2.300%	5/10/16	1,775	1,811
	Province of Ontario	1.200%	2/14/18	300	298
	Province of Ontario	3.000%	7/16/18	275	288
	Quebec	4.600%	5/26/15	250	254
	Quebec	5.000%	3/1/16	250	262
	Quebec	3.500%	7/29/20	250	267
	Quebec	2.750%	8/25/21	715	727
	Quebec	2.625%	2/13/23	150	150
[3,6] Ras Laffan Liquefied
	Natural Gas Co. Ltd. II	5.298%	9/30/20	124	133
	Republic of Chile	3.125%	3/27/25	288	286
[3]	Republic of Colombia	5.625%	2/26/44	200	224
[6]	Republic of Costa Rica	7.000%	4/4/44	225	218
	Republic of Croatia	6.250%	4/27/17	560	595
	Republic of Hungary	7.625%	3/29/41	100	133
	Republic of Indonesia	7.250%	4/20/15	200	204
	Republic of Indonesia	6.875%	1/17/18	300	338
[6]	Republic of Indonesia	4.000%	11/21/18	200	206
	Republic of Indonesia	5.875%	3/13/20	1,350	1,495
	Republic of Indonesia	3.375%	4/15/23	200	190
	Republic of Italy	3.125%	1/26/15	1,425	1,427
	Republic of Italy	4.750%	1/25/16	1,255	1,304
[9]	Republic of Italy	2.150%	12/15/21	380	483
	Republic of Korea	5.125%	12/7/16	250	269
	Republic of Namibia	5.500%	11/3/21	100	105
	Republic of Panama	7.250%	3/15/15	119	120
	Republic of Peru	9.875%	2/6/15	800	806
	Republic of Poland	3.875%	7/16/15	920	937
	Republic of Poland	6.375%	7/15/19	980	1,145
	Republic of Poland	5.125%	4/21/21	245	275
	Republic of Poland	5.000%	3/23/22	835	935
	Republic of Serbia	5.250%	11/21/17	200	205
[6]	Republic of Serbia	5.875%	12/3/18	25	26
	Republic of Serbia	4.875%	2/25/20	200	200
[6]	Republic of Slovenia	5.250%	2/18/24	300	330
	Republic of Turkey	7.250%	3/15/15	950	960
	Republic of Turkey	7.000%	9/26/16	2,535	2,750

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Republic of Turkey	7.500%	7/14/17	750	838
	Republic of Turkey	6.250%	9/26/22	300	343
[3,6] Rio Oil Finance Trust Series 2014-3		6.750%	1/6/27	340	325
[6]	Rosneft Finance SA	6.625%	3/20/17	100	93
[6]	Rosneft Finance SA	7.875%	3/13/18	300	277
	Rosneft Finance SA	7.875%	3/13/18	100	92
	Rosneft Oil Co. via Rosneft
	International Finance Ltd.	4.199%	3/6/22	300	220
	Russian Federation	3.500%	1/16/19	2,000	1,801
	Russian Federation	5.000%	4/29/20	1,200	1,113
	SABIC Capital II BV	2.625%	10/3/18	400	403
[6]	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	180	185
	Sberbank of Russia Via SB Capital SA	5.400%	3/24/17	400	373
	Sberbank of Russia Via SB Capital SA	6.125%	2/7/22	200	177
[6]	Sinopec Group Overseas
	Development 2013 Ltd.	4.375%	10/17/23	600	629
	State of Israel	5.500%	11/9/16	125	135
	State of Israel	4.000%	6/30/22	200	217
[6]	State of Qatar	4.000%	1/20/15	500	500
	Statoil ASA	1.800%	11/23/16	100	101
	Statoil ASA	3.125%	8/17/17	175	182
	Statoil ASA	1.200%	1/17/18	150	148
	Statoil ASA	2.250%	11/8/19	500	500
	Svensk Exportkredit AB	1.750%	10/20/15	1,550	1,567
	Svensk Exportkredit AB	2.125%	7/13/16	600	614
	Svensk Exportkredit AB	1.750%	5/30/17	100	102
[6]	Temasek Financial I Ltd.	4.300%	10/25/19	250	274
[6]	Turkiye Halk Bankasi AS	4.875%	7/19/17	200	206
	United Mexican States	5.950%	3/19/19	240	272
	United Mexican States	3.500%	1/21/21	500	511
	United Mexican States	3.600%	1/30/25	350	348
	United Mexican States	5.750%	10/12/10	400	429
	Vnesheconombank Via VEB Finance plc	5.375%	2/13/17	1,400	1,260
	Vnesheconombank Via VEB Finance plc	5.450%	11/22/17	300	264
	Vnesheconombank Via VEB Finance plc	6.902%	7/9/20	920	741
	VTB Bank OJSC Via VTB Capital SA	6.000%	4/12/17	2,710	2,371
	VTB Bank OJSC Via VTB Capital SA	6.875%	5/29/18	690	583
Total Sovereign Bonds (Cost $101,482)					100,328
Taxable Municipal Bonds (0.5%)
	California Department of Water
	Resources Water System Revenue
	(Central Valley Project)	1.871%	12/1/19	200	199
	California GO	5.950%	3/1/18	650	732
	California GO	6.200%	10/1/19	350	415
	Colorado Housing & Finance Authority
	Employment Compensation Special
	Assessment Revenue	1.600%	5/15/16	400	405
	Florida Hurricane Catastrophe Fund
	Finance Corp. Revenue	1.298%	7/1/16	200	202
	Florida Hurricane Catastrophe Fund
	Finance Corp. Revenue	2.107%	7/1/18	150	151
	George Washington University
	District of Columbia GO	3.485%	9/15/22	200	207
	Harris County TX Toll Road Revenue	1.361%	8/15/17	250	250
	Illinois GO	4.511%	3/1/15	205	206
	Illinois GO	4.961%	3/1/16	700	731
	Illinois GO	5.365%	3/1/17	220	236
	JobsOhio Beverage System
	Statewide Liquor Profits Revenue	2.217%	1/1/19	150	151
	Louisiana Local Government
	Environmental Facilities &
	Community Development Authority
	Revenue 2010-EGSL	3.220%	2/1/21	750	779
	Louisiana Local Government
	Environmental Facilities &
	Community Development Authority
	Revenue 2010-ELL	3.450%	2/1/22	350	367
[5]	Mississippi GO (Nissan
	North America, Inc. Project)	0.856%	11/1/17	300	303

New York City NY Industrial
Development Agency Special Facility
Revenue (American Airlines Inc.
John F. Kennedy International
Airport Project)	7.500%	8/1/16	120	126
University of California Revenue	2.054%	5/15/18	100	101
University of California Revenue	1.745%	5/15/19	250	248
Total Taxable Municipal Bonds (Cost $5,680)				5,809

Shares
Convertible Preferred Stocks (0.0%)
[8] Lehman Brothers Holdings Inc. Pfd.
(Cost $694)	7.250%		700	—
Temporary Cash Investment (1.2%)
Money Market Fund (1.2%)
[15] Vanguard Market Liquidity Fund
(Cost $14,963)	0.126%	14,962,675		14,963

Expiration Date		Contracts
Options on Futures Purchased (0.0%)
Put Options on 5-year U.S.
Treasury Note Futures Contracts,
Strike Price $118.75
(Cost $135)	2/20/15		186	91
Total Investments (99.8%) (Cost $1,262,408) 1,262,763
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury
Note Futures Contracts, Strike
Price $127.00	1/23/15		32	(17)
Call Options on 10-year U.S. Treasury
Note Futures Contracts, Strike
Price $127.50	1/23/15		32	(11)
Call Options on 10-year U.S. Treasury
Note Futures Contracts, Strike Price
$128.50	1/23/15		21	(3)
Call Options on 5-year U.S. Treasury
Note Futures Contracts, Strike
Price $119.75	2/20/15		186	(49)
Put Options on 10-year U.S. Treasury
Note Futures Contracts, Strike Price
$126.50	1/23/15		21	(10)
Put Options on 10-year U.S. Treasury
Note Futures Contracts, Strike Price
$125.50	1/23/15		32	(5)
Put Options on 10-year U.S. Treasury
Note Futures Contracts, Strike
Price $125.00	1/23/15		32	(3)
Put Options on 5-year U.S. Treasury
Note Futures Contracts, Strike
Price $117.75	2/20/15		186	(36)
Total Liability for Options Written
(Premiums received $179)				(134)
Other Assets and Liabilities (0.2%)
Other Assets				11,504
Other Liabilities				(9,083)
				2,421
Net Assets (100%)
Applicable to 119,038,827 outstanding $.001 par value shares of beneficial interest (unlimited authorization) 1,265,050
Net Asset Value Per Share				$10.63

Vanguard Short-Term Investment-Grade Portfolio

At December 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	1,242,802
Undistributed Net Investment Income	20,965
Accumulated Net Realized Gains	755
Unrealized Appreciation (Depreciation)
Investment Securities	399
Futures Contracts	(396)
Options on Futures Contracts	1
Swap Contracts	512
Forward Currency Contracts	21
Foreign Currencies	(9)
Net Assets	1,265,050

• See Note A in Notes to Financial Statements.
1 Securities with a value of $907,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $199,000 have been segregated as initial margin for open cleared swap contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the
U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
At December 31, 2014, the aggregate value of these securities was $127,810,000, representing 10.1% of net assets.
7 Security made only partial principal and/or interest payments during the period ended December 31, 2014.
8 Non-income-producing security—security in default.
9 Face amount denominated in Euro.
10 Face amount denominated in British pounds.
11 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
12 Guaranteed by the Government of Japan.
13 Guaranteed by the Republic of Hungary.
14 Guaranteed by the Republic of Austria.
15 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Short-Term Investment-Grade Portfolio

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Interest[1]	24,971
Total Income	24,971
Expenses
The Vanguard Group—Note B
Investment Advisory Services	112
Management and Administrative	2,013
Marketing and Distribution	179
Custodian Fees	39
Auditing Fees	40
Shareholders’ Reports	22
Trustees’ Fees and Expenses	1
Total Expenses	2,406
Net Investment Income	22,565
Realized Net Gain (Loss)
Investment Securities Sold	4,927
Futures Contracts	(2,830)
Swaptions and Options on
Futures Contracts	6
Swap Contracts	60
Foreign Currencies and
Forward Currency Contracts	555
Realized Net Gain (Loss)	2,718
Change in Unrealized
Appreciation (Depreciation)
Investment Securities	(3,923)
Futures Contracts	(1,529)
Swaptions and Options on
Futures Contracts	44
Swap Contracts	196
Foreign Currencies and
Forward Currency Contracts	12
Change in Unrealized
Appreciation (Depreciation)	(5,200)
Net Increase (Decrease) in
Net Assets Resulting from Operations	20,083

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,565	19,493
Realized Net Gain (Loss)	2,718	4,759
Change in Unrealized Appreciation (Depreciation)	(5,200)	(13,280)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,083	10,972
Distributions
Net Investment Income	(19,396)	(22,634)
Realized Capital Gain[2]	(5,927)	(8,669)
Total Distributions	(25,323)	(31,303)
Capital Share Transactions
Issued	287,191	273,737
Issued in Lieu of Cash Distributions	25,323	31,303
Redeemed	(162,740)	(222,694)
Net Increase (Decrease) from Capital Share Transactions	149,774	82,346
Total Increase (Decrease)	144,534	62,015
Net Assets
Beginning of Period	1,120,516	1,058,501
End of Period[3]	1,265,050	1,120,516

1 Interest income from an affiliated company of the portfolio was $24,000.
2 Includes fiscal 2014 and 2013 short-term gain distributions totaling $1,078,000 and $2,890,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $20,965,000 and $17,758,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Short-Term Investment-Grade Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.68	$10.89	$10.71	$10.97	$10.74
Investment Operations
Net Investment Income	.187	.190	.233	.258	.335
Net Realized and Unrealized Gain (Loss)
on Investments	(.002)	(.075)	.232	(.043)	.215
Total from Investment Operations	.185	.115	.465	.215	.550
Distributions
Dividends from Net Investment Income	(.180)	(.235)	(.285)	(.370)	(.320)
Distributions from Realized Capital Gains	(.055)	(.090)	—	(.105)	—
Total Distributions	(.235)	(.325)	(.285)	(.475)	(.320)
Net Asset Value, End of Period	$10.63	$10.68	$10.89	$10.71	$10.97

Total Return	1.76%	1.08%	4.42%	2.02%	5.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,265	$1,121	$1,059	$991	$895
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.88%	1.81%	2.18%	2.51%	3.07%
Portfolio Turnover Rate	83%	112%	79%	50%	59%

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures

Vanguard Short-Term Investment-Grade Portfolio

adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Options: The portfolio uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the portfolio loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the portfolio loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2014, the portfolio’s average investments in long and short futures contracts represented 3% and 5% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended December 31, 2014, the portfolio’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

4. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward

Vanguard Short-Term Investment-Grade Portfolio

currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended December 31, 2014, the portfolio’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swaptions: The portfolio enters into swaptions to adjust the portfolio’s sensitivity to interest rates. The portfolio may purchase a swaption from a counterparty whereby the portfolio has the right to enter into an interest rate swap in which the portfolio will pay a fixed rate and receive a floating rate, each applied to a notional amount. The portfolio may also sell a swaption to a counterparty whereby the portfolio grants the counterparty the right to enter into an interest rate swap in which the portfolio will pay a floating rate and receive a fixed rate, each applied to a notional amount.

Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded as an asset in the Statement of Net Assets and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded as an asset with an equal liability in the Statement of Net Assets and is subsequently adjusted daily based on the current market value of the swaption. Fluctuations in the value of swaptions are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

The primary risk associated with purchasing swaptions is that interest rates move in such a way that the swaption is out-of-the money, the position is worthless at expiration, and the portfolio loses the premium paid. The primary risk associated with selling swaptions is that interest rates move in such a way that the swaption is in-the-money, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the portfolio in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swaption contract. The portfolio mitigates its counterparty risk by only entering into swaptions with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swaption contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swaption contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swaption contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Vanguard Short-Term Investment-Grade Portfolio

During the year ended December 31, 2014, the portfolio’s average value of swaptions purchased and swaptions written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period. The portfolio had no open swaptions contracts at December 31, 2014.

6. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The portfolio enters into interest rate swap transactions to adjust the portfolio’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The portfolio invests in cross-currency swaps to hedge the currency risk associated with investing in foreign securities. Under the terms of the swaps, the parties exchange a series of payments calculated on the basis of a fixed rate applied to a notional amount, on specified dates and in a specified currency. Additionally, currency amounts are exchanged by the counterparties at the initiation of the contract, with an agreement to reverse the exchange of the currency amounts upon termination of the contract.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Vanguard Short-Term Investment-Grade Portfolio

The portfolio enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of pre-qualified executing brokers; monitors the financial strength of its clearing brokers, executing brokers and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended December 31, 2014, the portfolio’s average amounts of credit protection sold and credit protection purchased each represented 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of interest rate swaps represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of cross currency swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

7. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

9. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

10. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At December 31, 2014, the portfolio had contributed capital of $121,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

Vanguard Short-Term Investment-Grade Portfolio

The following table summarizes the market value of the portfolio’s investments as of December 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	191,837	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	214,527	—
Corporate Bonds	—	733,073	2,135
Sovereign Bonds	—	100,328	—
Taxable Municipal Bonds	—	5,809	—
Convertible Preferred Stocks	—	—	—
Temporary Cash Investments	14,963	—	—
Options on Futures Purchased	91	—	—
Liability for Options Written	(134)	—	—
Futures Contracts—Assets[1]	15	—	—
Futures Contracts—Liabilities[1]	(71)	—	—
Forward Currency Contracts—Assets	—	42	—
Forward Currency Contracts—Liabilities	—	(21)	—
Swap Contracts—Assets	5[1]	609	—
Swap Contracts—Liabilities	(7)[1]	(111)	—
Total	14,862	1,246,093	2,135
1 Represents variation margin on the last day of the reporting period.

D. At December 31, 2014, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Options on Futures Purchased	91	—	—	91
Other Assets	93	493	85	671
Liability for Options Written	(134)	—	—	(134)
Other Liabilities	(78)	(21)	(111)	(210)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2014, were:

Interest Rate		Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(2,830)	—	—	(2,830)
Swaptions and Options on Futures Contracts	6	—	—	6
Swap Contracts	52	(11)	19	60
Forward Currency Contracts	—	321	—	321
Realized Net Gain (Loss) on Derivatives	(2,772)	310	19	(2,443)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1,529)	—	—	(1,529)
Swaptions and Options on Futures Contracts	44	—	—	44
Swap Contracts	(234)	451	(21)	196
Forward Currency Contracts	—	21	—	21
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(1,719)	472	(21)	(1,268)

Vanguard Short-Term Investment-Grade Portfolio

At December 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2015	170	37,161	(44)
10-Year U.S. Treasury Note	March 2015	(144)	(18,259)	(38)
30-Year U.S. Treasury Bond	March 2015	(76)	(10,987)	(281)
5-Year U.S. Treasury Note	March 2015	86	10,228	3
Ultra Long U.S. Treasury Bond	March 2015	(10)	(1,652)	(1)
Euro-Bobl	March 2015	(6)	(946)	(5)
Euro-Bund	March 2015	(4)	(754)	(12)
Long Gilt	March 2015	(4)	(746)	(18)
Euro-Schatz	March 2015	1	134	—
				(396)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At December 31, 2014, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Morgan Stanley Capital Services LLC	1/5/15	GBP	1,407	USD	2,196	(2)
UBS AG	1/5/15	EUR	406	USD	504	(12)
BNP Paribas	1/5/15	EUR	180	USD	225	(7)
Morgan Stanley Capital Services LLC	2/3/15	USD	2,605	GBP	1,670	3
Morgan Stanley Capital Services LLC	2/3/15	USD	2,553	EUR	2,100	10
BNP Paribas	1/5/15	USD	2,209	GBP	1,407	16
Goldman Sachs Bank AG	1/5/15	USD	493	EUR	400	9
Morgan Stanley Capital Services LLC	1/5/15	USD	170	EUR	138	3
UBS AG	2/3/15	USD	88	GBP	57	—
Credit Suisse Securities USA LLC	1/5/15	USD	59	EUR	48	1
						21
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

Vanguard Short-Term Investment-Grade Portfolio

At December 31, 2014, the portfolio had the following open swap contracts:
Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Bank of America Corp./Baa2	12/20/17	MSCS	420	9	1.000	17
Boeing Co./A2	9/20/18	GSCM	115	(2)	1.000	2
Energy Transfer Partners LP/Baa3	9/20/18	JPMC	180	1	1.000	(2)
Energy Transfer Partners LP/Baa3	6/20/17	BOANA	370	11	1.000	11
Energy Transfer Partners LP/Baa3	9/20/18	JPMC	190	1	1.000	(3)
Federation of Malaysia/A3	9/20/19	BARC	1,700	(14)	1.000	(14)
General Electric Capital Corp./A1	6/20/19	BARC	700	(13)	1.000	—
General Electric Capital Corp./A1	12/20/19	DBAG	710	(15)	1.000	(2)
Goldman Sachs Group Inc./Baa1	12/20/17	MSCS	240	6	1.000	9
Hartford Financial Services
Group Inc./Baa3	3/20/18	GSCM	250	—	1.000 5
Kohls Corp./Baa1	9/20/18	BOANA	120	2	1.000	3
Kohls Corp./Baa1	6/20/18	JPMC	120	2	1.0	3
National Rural Utilities
Cooperative Finance Corp./A2	12/20/17	CSFBI	100	(1)	1.000	1
National Rural Utilities
Cooperative Finance Corp./A2	12/20/17	CSFBI	480	(4)	1.000	7
Peoples Republic of China/Aa3	12/20/19	BNPSW	595	(4)	1.000	1
Republic of Chile/Aa3	12/20/19	MSCS	300	(3)	1.000	(2)
Republic of Chile/Aa3	12/20/19	JPMC	705	(9)	1.000	(6)
Republic of Columbia/Baa2	12/20/19	BNPSW	150	8	1.000	6
Republic of Columbia/Baa2	12/20/19	DBAG	100	6	1.000	4
Republic of Columbia/Baa2	12/20/19	MSCS	300	6	1.000	1
			7,845			41

Credit Protection Purchased
Aetna Inc.	12/20/19	CSFBI	475	15	(1.000)	(3)
Alcoa Inc.	6/20/19	BOANA	260	(8)	(1.000)	(3)
Alcoa Inc.	6/20/19	BOANA	170	(5)	(1.000)	(2)
Banco Bilbao Vizcaya Argentina SA 12/20/19		BOANA	355	4	(1.000)	13
Computer Sciences Corp.	9/20/15	BARC	185	5	(5.000)	(2)
Computer Sciences Corp.	9/20/15	MSCS	185	5	(5.000)	(2)
El Du Pont De Nemours & Co.	9/20/18	BNPSW	125	2	(1.000)	(1)
El Du Pont De Nemours & Co.	9/20/18	CSFBI	165	3	(1.000)	(1)
El Du Pont De Nemours & Co.	9/20/18	DBAG	125	2	(1.000)	(1)
El Du Pont De Nemours & Co.	9/20/18	BARC	125	2	(1.000)	(1)
El Du Pont De Nemours & Co.	9/20/18	GSCM	125	2	(1.000)	(1)
Federal Express Corp.	12/20/18	GSCM	520	6	(1.000)	(9)
Federative Republic of Brazil	12/20/19	BARC	15	(1)	(1.000)	—
Federative Republic of Brazil	12/20/19	BARC	345	(16)	(1.000)	(2)
Goldman Sachs Group Inc.	12/20/19	BOANA	480	5	(1.000)	(1)
Intesa Sanpaolo SpA	12/20/19	BARC	355	4	(1.000)	1
Intesa Sanpaolo SpA	6/20/19	DBAG	470	38	(3.000)	(7)
McKesson Corp.	3/20/19	JPMC	430	13	(1.000)	(3)
McKesson Corp.	3/20/19	JPMC	430	13	(1.000)	(3)
Morgan Stanley	9/20/15	BARC	200	(2)	(1.000)	(3)
PPG Industries Inc.	3/20/18	GSCM	240	3	(1.000)	(4)
Republic of Korea	9/20/18	JPMC	200	1	(1.000)	(4)
Republic of South Africa	9/20/19	BARC	325	(9)	(1.000)	1

Vanguard Short-Term Investment-Grade Portfolio

Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date Counterparty[1]		($000)	($000)	(%)	($000)
Republic of Turkey	12/20/19	BARC	500	(24)	(1.000)	(8)
Republic of Turkey	9/20/19	GSCM	450	(16)	(1.000)	(4)
Russian Federation	12/20/19	JPMC	115	(29)	(1.000)	(12)
United Mexican States	12/20/18	DBAG	100	(1)	(1.000)	(1)
UnitedHealth Group Inc.	12/20/19	CSFBI	475	15	(1.000)	(3)
Wells Fargo & Co.	3/20/15	GSCM	280	—	(1.000)	(1)
			8,225			(67)
						(26)

The notional amount represents the maximum potential amount the portfolio could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Clearinghouse[1]	($000)	(%)	(%)	($000)
11/7/15	LCH	5,000	0.374	(0.157)[2]	(4)
11/7/15	LCH	5,000	0.375	(0.157)[2]	(5)
12/15/15	CME	3,000	0.327	(0.161)[2]	—
2/15/16	CME	2,250	0.700	(0.161)[2]	8
3/15/16	LCH	4,000	0.579	(0.161)[2]	7
6/15/16	CME	4,000	0.446	(0.161)[2]	(5)
11/7/17	LCH	4,000	(0.716)	0.157[2]	16
11/7/17	LCH	2,000	(0.722)	0.157[2]	8
7/10/18	CME	1,500	(1.380)	0.162[2]	(3)
7/10/19	LCH	1,500	(1.686)	0.162[2]	(8)
					14
1 CME—Chicago Mercantile Exchange.
LCH—London Clearing House.
2 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Vanguard Short-Term Investment-Grade Portfolio

Over-the-Counter Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
4/1/15	BNPSW	145	0.407	(0.235)[2]	—
6/1/16	WFC	25	0.566	(0.234)[2]	—
6/1/16	WFC	350	2.910	(0.234)[2]	11
2/7/18	BARC	3,000	(0.957)	0.153[3] 24
2/7/19	WFC	4,000	(1.220)	0.153[3]	38
					73
1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
WFC—Wells Fargo Bank N.A.
2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Cross-Currency Swaps
				Notional	Notional
				Amount of	Amount of	Unrealized
Fixed interest				Currency	Currency	Appreciation
Rate	Fixed interest	Termination		Received	Delivered	(Depreciation)
Received	Rate Paid	Date	Counterparty[1]	($000)	(000)	($000)
USD 4.684%	GBP 5.375%	9/28/16	MSCS	599	GBP 350	52
USD 5.453%	GBP 5.875%	4/28/17	MSCS	586	GBP 350	37
USD 4.207%	EUR 2.625%	4/1/21	MSCS	549	EUR 410	52
USD 5.272%	EUR 3.750%	11/9/20	MSCS	482	EUR 355	53
USD 6.653%	EUR 6.375%	4/4/16	MSCS	447	EUR 325	56
USD 5.693%	GBP 6.125%	5/14/17	BARC	381	GBP 230	21
USD 4.020%	EUR 2.625%	12/6/18	BARC	352	EUR 263	34
USD 3.221%	EUR 2.125%	12/1/20	BARC	329	EUR 240	30
USD 5.686%	GBP 6.125%	5/14/17	BARC	317	GBP 191	18
USD 3.810%	EUR 2.625%	4/1/21	BARC	300	EUR 220	26
USD 4.750%	EUR 3.500%	10/4/21	JPMC	276	EUR 200	28
USD 5.013%	EUR 3.750%	7/12/18	MSCS	267	EUR 200	25
USD 5.213%	EUR 3.250%	2/20/21	MSCS	246	EUR 190	19
						451
1 BARC—Barclays Bank plc.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.
EUR—Euro.
GBP—British pound.

At December 31, 2014, counterparties had deposited in segregated accounts securities with a value of $149,000 in connection with open swap contracts and forward currency contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2014, the portfolio realized net foreign currency gains of $50,000 (including the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

Vanguard Short-Term Investment-Grade Portfolio

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized losses of $12,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at December 31, 2014, the portfolio had $22,589,000 of ordinary income and $163,000 of long-term capital gains available for distribution.

At December 31, 2014, the cost of investment securities for tax purposes was $1,262,572,000. Net unrealized appreciation of investment securities for tax purposes was $100,000 consisting of unrealized gains of $8,447,000 on securities that had risen in value since their purchase and $8,347,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2014, the portfolio purchased $550,393,000 of investment securities and sold $503,868,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $546,019,000 and $450,113,000, respectively.

The following table summarizes the portfolio’s options on futures and swaptions contracts written during the year ended December 31, 2014:

	Options on Futures Contracts		Swaptions Contracts
		Premiums	Number of	Premiums
	Number of	Received	Contracts	Received
Options Written	Contracts	($000)	(000)	($000)
Balance at December 31, 2013	—	—	3,600	16
Options written	1,477	529	—	—
Options expired	(353)	(117)	—	—
Options closed	(518)	(213)	(3,600)	(16)
Options exercised	(64)	(20)	—	—
Balance at December 31, 2014	542	179	—	—

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	26,996	25,634
Issued in Lieu of Cash Distributions	2,409	2,950
Redeemed	(15,296)	(20,833)
Net Increase (Decrease) in Shares Outstanding	14,109	7,751

At December 31, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 73% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Short-Term Investment-Grade Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Short-Term Investment-Grade Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Investment-Grade Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2015

Special 2014 tax information (unaudited) for corporate shareholders only for Vanguard
Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2014, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $4,857,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

Vanguard Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	6/30/2014	12/31/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,000.94	$1.01
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.20	1.02

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Small Company Growth Portfolio

After exceptional returns in 2013, small-company growth stocks lagged the broad market during much of 2014. Reclaiming the lead during the fourth quarter, as the U.S. economy seemed to find its footing, wasn’t enough to put them ahead for the year. The Russell 2500 Growth Index, your portfolio’s benchmark, returned 7.05% in 2014, trailing its large-company counterpart (the Russell 1000 Growth Index) and the broad market, both of which returned about 13%.

Vanguard Small Company Growth Portfolio returned 3.38%, behind its benchmark index but in line with the average return of peer funds.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Portfolio holdings yielded both successes and disappointments

Pockets of strength and weakness existed in your portfolio, both among and within most industry groups. In information technology, which constituted about one-third of total portfolio assets, the advisors’ outsized stake trailed the return of the index sector. But there were bright spots: For example, the fund’s computer hardware holdings doubled in value, far surpassing their index counterparts.

The portfolio also fell behind in the sizable health care and consumer discretionary sectors but enjoyed successes in some subgroups. And while the decline in the portfolio’s energy holdings was nearly twice as much as that of their index counterparts, a lighter-than-benchmark stake in the sector lifted relative results.

For more on the portfolio’s strategy and positioning, please see the Advisors’ Report that follows.

For the decade, your portfolio did well compared with its peers

The last decade was generally favorable for small-capitalization growth stocks, which are typically more volatile than large-caps. The Russell 2500 Growth Index’s average annual return exceeded that of the broad U.S. market (as measured by the Russell 3000 Index) by more than 1 percentage point. This won’t always be the case, however.

Your portfolio’s ten-year average annual return of 9.05% slightly trailed that of its index, which like all indexes incurs no expenses, but it was about 1 percentage point above its peer-group average.

Realistic expectations are key to reaching your long-term goals

Investors have recently grown accustomed to mostly strong returns from both stocks and bonds. Of course, markets aren’t always so favorable.

Vanguard’s latest economic and market outlook research paper cautions that, over the next decade, returns for a balanced 60% equity/40% bond portfolio are likely to be moderately below long-run historical averages. (For more details, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/ research.)

Realistic expectations are the foundation of a sound plan to reach your long-term objectives. If you expect too much from the markets, you might not save enough and might take on excessive risk to pursue unrealistically high returns.

We firmly believe that a better course is to follow Vanguard’s principles for investing success:

• Goals. Create clear, appropriate
investment goals.

• Balance. Develop a suitable asset
allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and
long-term discipline.

Each of these principles is within your control, and focusing on them can put you on the right path.

Total Returns
		Ten Years Ended
		December 31, 2014
	Year Ended	Average
December 31, 2014		Annual Return
Vanguard Small Company Growth Portfolio	3.38%	9.05%
Russell 2500 Growth Index	7.05	9.37
Variable Insurance Small-Cap Growth Funds Average[1]	3.34	8.07

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Small-Cap Growth
	Portfolio	Funds Average
Small Company Growth Portfolio	0.41	1.06%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the Small Company Growth
Portfolio’s expense ratio was 0.39%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Small Company Growth Portfolio

Advisors’ Report

Vanguard Small Company Growth Portfolio returned 3.38% in 2014, behind the 7.05% return of its benchmark, the Russell 2500 Growth Index, but in line with the 3.34% average return of peer funds. The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2014 and its effect on the portfolio’s positioning. (Please note that the Granahan discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on January 14, 2015.

Granahan Investment
Management, Inc.

Portfolio Managers:

Gary C. Hatton, CFA,
Co-Founder and Chief Investment Officer

Jane M. White,
Co-Founder, President, and
Chief Executive Officer

Jennifer M. Pawloski

John V. Schneider, CFA

U.S. equity markets ended the year strong as economic growth in the third quarter proved the most vigorous in 11 years, with GDP growing at a 5% annualized rate. Measures of consumer sentiment were also the best in years, no doubt partly because of the “tax cut” provided by declining oil prices. The Federal Reserve has continued to assuage market fears of increased interest rates by pledging patience and, so far, by simply not acting to raise short-term rates.

Most U.S. economic indicators appear healthier than they have been in some time, with improvements recorded in the unemployment rate, corporate investment, and manufacturing growth. Inflation seems under control, and slowing growth in much of the world should keep price increases for goods and commodities in check. However, poor growth in Continental Europe and Japan could restrain U.S. momentum and, along with a stronger dollar, act as a drag on U.S. exports. The geopolitical situation is also precarious. That said, we build portfolios from the bottom up, and the outlook for growth in our portfolio companies remains good.

We maintained our disciplined investment approach, including bottom-up fundamental research along with diversification by industry sector and company life cycle to mitigate risk. Our life-cycle categories are core growth (stocks of established companies with a record of earnings), special situation (companies with growth potential overlooked by the market), and pioneer (companies with unique technology or innovations).

Underweighting the poorly performing energy sector boosted our performance. Lower energy prices also helped our holdings in materials, as these companies use energy in their production processes. Our strongest performance came from pioneer companies in health care, where three buyouts—of Durata Therapeutics, Auxilium Pharmaceuticals, and Prosensa Holdings—also aided results. Financials neither helped nor hindered performance.

Just as lower energy prices aided earnings of our materials companies, they penalized earnings of our producer durables holdings, which have energy companies as their customers. Our health care stocks performed in line with their index counterparts. However, we are underweighted in the sector after trimming biotech pioneers early in 2014, and that underweighting pushed down results.

We were early in reducing our biotech exposure and will add to the sector as

Vanguard Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	69	921	Bases its investment process on the beliefs that
			Management, Inc. earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have
			the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one
			of three life-cycle categories: core growth, pioneer,
			and special situation. In each, the process looks
			for companies with strong earnings growth and
			leadership in their markets.
Vanguard Equity	29	387	Employs a quantitative fundamental management
			Investment Group approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	2	21	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Small Company Growth Portfolio

our research uncovers opportunities. Consumer discretionary and technology were both overweighted, detracting from performance.

Revenues and earnings have continued to accelerate in our portfolio, maintaining their trend. Valuations have come down slightly as earnings improvement was stronger than the portfolio’s appreciation.

Over the past year, aside from the biotech sector, we have seen a more conceptual market transition to one in which returns should more closely reflect growth rates and valuation. This bodes well for our core growth and special situation holdings, as the visibility into a company’s management, business-model quality, and long-term growth prospects should be properly rewarded. With the outlook improving for employment and consumer spending, we see opportunities in the consumer sector. Quality companies with strong long-term growth prospects (again, especially core growth and special situation holdings) appear well-situated going into 2015.

Vanguard Equity Investment Group

Portfolio Managers:

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

U.S. equities delivered their sixth consecutive year of positive returns in 2014. The broad U.S. equity market returned 12.56%. Large-cap stocks bested smaller-caps by about 8 percentage points, and value-oriented companies were modestly ahead of growth. Globally, the U.S. equity market far outpaced international markets, both developed and emerging.

Conditions improved further in the U.S. economy. GDP grew in the third quarter at a 5% annual rate; unemployment continued to decline, with the labor market approaching full employment; and wage growth will hopefully start to improve. With oil and gas prices down, many consumers will have more money to spend. U.S. companies have become even more competitive, which should bode well for profit growth in the near term. However, we are not without challenges. The housing market stalled for the year, and it remains uncertain when, and to what extent, the Federal Reserve might begin raising interest rates. Foreign economies continue to struggle, with some near recession and China’s growth rate decelerating. These uncertainties could induce volatility in our home markets.

Performance within the benchmark Russell 2500 Growth Index was broad-based, as nine of ten sectors generated positive returns. Results were best in health care, utilities, and telecommunication services, while energy was the lone sector to decline, as oil prices plummeted by about 50%.

Although it’s important to understand how our performance is affected by the macro factors we’ve described, our investment philosophy and process focus on specific stock fundamentals. We compare all stocks in our investment universe within the same industry groups in order to identify those with characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative process that evaluates a combination of valuation and other factors that are focused on fundamental growth. Using the results of our model, we then construct our portfolio, with the goal of maximizing expected return and minimizing exposure to risks that our research indicates do not improve returns.

Our model’s results in 2014 were mixed. Stock selection added value relative to the benchmark in six sectors, with the strongest results in technology, industrials, and consumer discretionary. However, selection disappointed in both health care and energy.

In technology, Freescale Semiconductor, Booz Allen Hamilton Holding, and Manhattan Associates were the largest contributors to our success. In consumer discretionary, Hanesbrands, Jack in the Box, and Strayer Education boosted our results; Alaska Air Group, Spirit Airlines, and American Airlines Group did the same in industrials. Unfortunately, we could not avoid all poor performers. Our health care and energy selections were disappointing as Dendreon, Cara Therapeutics, SM Energy, Pacific Ethanol, and Clayton Williams Energy did not perform as expected.

We thank you for your investment and look forward to the new year.

Vanguard Small Company Growth Portfolio

Portfolio Profile
As of December 31, 2014

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	394	1,536	3,776
Median Market Cap	$1.6B	$4.0B	$48.1B
Price/Earnings Ratio	38.3x	34.3x	20.6x
Price/Book Ratio	3.6x	4.5x	2.7x
Yield[3]	0.2%	0.8%	1.9%
Return on Equity	11.6%	15.8%	17.8%
Earnings Growth Rate	16.7%	18.0%	15.4%
Foreign Holdings	2.8%	0.0%	0.0%
Turnover Rate	43%	—	—
Expense Ratio[4]	0.41%	—	—
Short-Term Reserves	1.9%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.78
Beta	0.99	1.21

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	17.8%	18.8%	12.9%
Consumer Staples	3.4	3.4	8.5
Energy	1.3	3.1	7.6
Financials	5.5	8.7	17.9
Health Care	18.5	19.4	14.0
Industrials	14.8	16.8	11.3
Information Technology	34.2	21.8	19.0
Materials	4.1	7.0	3.6
Telecommunication
Services	0.3	0.6	2.0
Utilities	0.1	0.4	3.2

Ten Largest Holdings[5] (% of total net assets)

Super Micro	Technology
Computer Inc.	Hardware, Storage
	& Peripherals	1.5%
Euronet Worldwide Inc.	Data Processing
	& Outsourced
	Services	1.2
West Pharmaceutical	Health Care
Services Inc.	Supplies	1.1
Tennant Co.	Industrial Machinery	1.1
Qualys Inc.	Systems Software	1.0
Alkermes plc	Biotechnology	1.0
Nektar Therapeutics	Pharmaceuticals	1.0
Douglas Dynamics Inc.	Construction
	Machinery
	& Heavy Trucks	0.9
Pantry Inc.	Food Retail	0.9
LivePerson Inc.	Internet Software
	& Services	0.9
Top Ten		10.6%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks).
Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index.
If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 2500 Growth Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the Small Company Growth Portfolio’s
expense ratio was 0.39%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2004–December 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2014			of a $10,000
	One Year	Five Years	Ten Years	Investment
Small Company Growth Portfolio	3.38%	18.33%	9.05%	$23,787
Russell 2500 Growth Index	7.05	17.27	9.37	24,481
Variable Insurance Small-Cap Growth
Funds Average[1]	3.34	15.93	8.07	21,729
Dow Jones U.S. Total Stock Market
Float Adjusted Index	12.47	15.72	8.09	21,779

Fiscal-Year Total Returns (%): December 31, 2004–December 31, 2014

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Small Company Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.7%)[1]
Consumer Discretionary (17.2%)
*	IMAX Corp.	365,583	11,297
*	Modine Manufacturing Co.	774,350	10,531
*	Deckers Outdoor Corp.	114,900	10,460
*	Buffalo Wild Wings Inc.	57,400	10,354
*	Fiesta Restaurant Group Inc.	164,700	10,014
*	Francesca’s Holdings Corp.	591,500	9,878
	Brinker International Inc.	167,501	9,831
	Churchill Downs Inc.	76,100	7,252
*	Five Below Inc.	166,049	6,780
*	Gentherm Inc.	184,950	6,773
*	Crocs Inc.	538,400	6,725
*	MarineMax Inc.	303,900	6,093
*	Black Diamond Inc.	651,700	5,702
*	iRobot Corp.	163,726	5,685
*	Grand Canyon Education Inc.	116,800	5,450
	Oxford Industries Inc.	94,800	5,234
	Callaway Golf Co.	649,700	5,003
*	Ascena Retail Group Inc.	354,600	4,454
*	BJ’s Restaurants Inc.	82,000	4,117
	Hanesbrands Inc.	36,600	4,085
*	Hibbett Sports Inc.	76,199	3,690
*	Del Frisco’s Restaurant
	Group Inc.	153,000	3,632
*	Steiner Leisure Ltd.	68,700	3,175
	Domino’s Pizza Inc.	32,610	3,071
*	NVR Inc.	2,400	3,061
•	Brunswick Corp.	58,800	3,014
	Cablevision Systems Corp.
	Class A	139,700	2,883
	Jack in the Box Inc.	34,500	2,759
*,^ SodaStream International
	Ltd.	131,710	2,650
*	Murphy USA Inc.	37,600	2,589
	Dillard’s Inc. Class A	19,500	2,441
*	Live Nation Entertainment
	Inc.	91,700	2,394
	Nutrisystem Inc.	115,400	2,256
*	Starz	75,600	2,245
	Aramark	71,900	2,240
	Brown Shoe Co. Inc.	67,900	2,183
*	Skechers U.S.A. Inc.
	Class A	39,200	2,166
	Foot Locker Inc.	37,300	2,095
*	Strayer Education Inc.	28,100	2,087
*	Tower International Inc.	80,500	2,057
	La-Z-Boy Inc.	75,900	2,037
	Buckle Inc.	38,200	2,006
*	Visteon Corp.	18,200	1,945
*	Outerwall Inc.	25,080	1,887
*	Vince Holding Corp.	66,300	1,733
	Big Lots Inc.	43,100	1,725
*	Barnes & Noble Inc.	72,400	1,681
*	Liberty Ventures Class A	42,800	1,614
*	Zumiez Inc.	41,458	1,602
*	Steven Madden Ltd.	43,100	1,372

*	Rentrak Corp.	18,339	1,335
	Williams-Sonoma Inc.	17,500	1,324
	Tupperware Brands Corp.	20,727	1,306
*	Universal Electronics Inc.	16,100	1,047
*	zulily Inc. Class A	43,300	1,013
*	Build-A-Bear Workshop Inc.	48,800	981
*	Orbitz Worldwide Inc.	103,600	853
	Cato Corp. Class A	17,500	738
*	Tenneco Inc.	12,300	696
	Harman International
	Industries Inc.	6,400	683
*	Diamond Resorts
	International Inc.	23,800	664
	Dana Holding Corp.	29,200	635
	Polaris Industries Inc.	3,500	529
*	Nautilus Inc.	31,200	474
*	Fossil Group Inc.	2,800	310
*	Martha Stewart Living
	Omnimedia Inc. Class A	57,700	249
*	Pinnacle Entertainment Inc.	7,100	158
			229,003
Consumer Staples (3.3%)
*	Pantry Inc.	329,200	12,200
	PriceSmart Inc.	68,500	6,249
*	Boulder Brands Inc.	492,700	5,449
*	Natural Grocers by Vitamin
	Cottage Inc.	134,400	3,786
*	Rite Aid Corp.	425,900	3,203
	Sanderson Farms Inc.	24,600	2,067
*	Pilgrim’s Pride Corp.	61,952	2,031
*	Sprouts Farmers Market Inc.	57,800	1,964
	Avon Products Inc.	201,400	1,891
	Cal-Maine Foods Inc.	44,800	1,749
	Keurig Green Mountain Inc.	13,200	1,748
*	SUPERVALU Inc.	119,400	1,158
*	Harbinger Group Inc.	34,100	483
*	Seaboard Corp.	47	197
			44,175
Energy (1.2%)
	Targa Resources Corp.	21,400	2,270
	Nabors Industries Ltd.	152,400	1,978
*	REX American Resources
	Corp.	31,533	1,954
*	Kosmos Energy Ltd.	216,700	1,818
*	Pacific Ethanol Inc.	144,800	1,496
	SM Energy Co.	36,400	1,404
*	Enservco Corp.	813,200	1,309
*	Clayton Williams Energy Inc.	12,100	772
	Green Plains Inc.	28,500	706
*	Key Energy Services Inc.	418,573	699
	Superior Energy Services
	Inc.	33,809	681
*	Abraxas Petroleum Corp.	91,500	269
*	Basic Energy Services Inc.	32,000	224
*	Alpha Natural Resources
	Inc.	127,900	214

*	Pioneer Energy Services
	Corp.	19,200	106
*	James River Coal Co.	412,400	8
			15,908
Financials (5.1%)
*	Affiliated Managers Group
	Inc.	53,400	11,334
	STAG Industrial Inc.	460,600	11,285
*	Safeguard Scientifics Inc.	439,273	8,706
	Lazard Ltd. Class A	60,800	3,042
	Waddell & Reed Financial
	Inc. Class A	48,600	2,421
*	MGIC Investment Corp.	243,500	2,269
^	AmTrust Financial Services
	Inc.	39,800	2,239
	Universal Insurance
	Holdings Inc.	103,055	2,107
	Radian Group Inc.	120,700	2,018
*	Harris & Harris Group Inc.	668,250	1,971
*	Credit Acceptance Corp.	14,259	1,945
	Nelnet Inc. Class A	35,658	1,652
*	World Acceptance Corp.	20,139	1,600
	Apartment Investment
	& Management Co.
	Class A	42,600	1,583
	Iron Mountain Inc.	35,600	1,376
	Omega Healthcare Investors
	Inc.	34,400	1,344
*	Howard Hughes Corp.	9,800	1,278
	Ryman Hospitality Properties
	Inc.	24,000	1,266
*	Strategic Hotels & Resorts
	Inc.	91,600	1,212
	Extra Space Storage Inc.	20,400	1,196
	DuPont Fabros Technology
	Inc.	34,200	1,137
	Columbia Property Trust Inc.	43,100	1,093
	Geo Group Inc.	24,600	993
	Montpelier Re Holdings Ltd.	19,700	706
*	Western Alliance Bancorp	22,300	620
	CoreSite Realty Corp.	8,700	340
	Federal Realty Investment
	Trust	1,300	173
*	Square 1 Financial Inc.
	Class A	6,900	170
	Rayonier Inc.	5,400	151
	HCI Group Inc.	3,400	147
			67,374
Health Care (17.9%)
	West Pharmaceutical
	Services Inc.	282,400	15,035
*	Alkermes plc	229,600	13,445
*	Nektar Therapeutics	817,400	12,670
*	Sucampo Pharmaceuticals
	Inc. Class A	753,100	10,754
*	PTC Therapeutics Inc.	201,492	10,431
*	Zeltiq Aesthetics Inc.	366,800	10,237
*	Bruker Corp.	484,600	9,508
*	Tetraphase Pharmaceuticals
	Inc.	200,166	7,949
*	Vascular Solutions Inc.	273,936	7,440
*	Cynosure Inc. Class A	261,499	7,170
*,^ Rockwell Medical Inc.		675,560	6,945
*,^ AcelRx Pharmaceuticals Inc. 825,530			5,556
*	Bio-Rad Laboratories Inc.
	Class A	43,244	5,214
*	Auxilium Pharmaceuticals
	Inc.	137,150	4,716
*	Syneron Medical Ltd.	494,210	4,611

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Mettler-Toledo
	International Inc.	12,100	3,660
*	STAAR Surgical Co.	396,880	3,616
*	AtriCure Inc.	180,400	3,601
*	Prosensa Holding NV	189,490	3,553
	ResMed Inc.	62,600	3,509
*	Harvard Bioscience Inc.	595,200	3,375
*	Cutera Inc.	315,100	3,365
*	Centene Corp.	32,100	3,334
*	IDEXX Laboratories Inc.	21,900	3,247
*,^ Exact Sciences Corp.		114,775	3,149
*	United Therapeutics Corp.	24,000	3,108
*	Cardiovascular Systems
	Inc.	100,500	3,023
*	Align Technology Inc.	52,200	2,919
	LeMaitre Vascular Inc.	352,986	2,700
*	Acceleron Pharma Inc.	65,142	2,538
*	PAREXEL International
	Corp.	44,300	2,461
*	Natus Medical Inc.	65,800	2,371
*	Quintiles Transnational
	Holdings Inc.	39,500	2,325
	Chemed Corp.	22,000	2,325
*	Hologic Inc.	86,900	2,324
*	Charles River Laboratories
	International Inc.	35,800	2,278
*	Sequenom Inc.	601,400	2,225
*	Depomed Inc.	137,900	2,222
*	Lannett Co. Inc.	48,300	2,071
*	Seattle Genetics Inc.	63,500	2,040
*	Myriad Genetics Inc.	58,800	2,003
*	Medivation Inc.	20,000	1,992
*	Infinity Pharmaceuticals
	Inc.	110,100	1,860
*	ImmunoGen Inc.	299,750	1,828
*	Anika Therapeutics Inc.	44,400	1,809
*	Durect Corp.	2,286,150	1,804
	PDL BioPharma Inc.	229,345	1,768
*	Zafgen Inc.	57,100	1,761
*	Sarepta Therapeutics Inc.	115,840	1,676
*	Affymetrix Inc.	158,400	1,563
*	MedAssets Inc.	78,900	1,559
*	NeoGenomics Inc.	369,191	1,540
*	Salix Pharmaceuticals Ltd.	12,200	1,402
*	Cubist Pharmaceuticals Inc.	13,700	1,379
*	Prestige Brands Holdings
	Inc.	33,800	1,174
*	Merrimack Pharmaceuticals
	Inc.	91,900	1,038
	Phibro Animal Health Corp.
	Class A	31,400	991
*	Covance Inc.	9,300	966
*	Mallinckrodt plc	9,315	922
*	Premier Inc. Class A	25,700	862
*	Alliance HealthCare
	Services Inc.	37,300	783
*	Cytokinetics Inc.	86,400	692
*	Isis Pharmaceuticals Inc.	9,700	599
*	Nanosphere Inc.	1,405,270	551
*	OraSure Technologies Inc.	47,400	481
*	Harvard Apparatus
	Regenerative Technology
	Inc.	148,800	473
*	Horizon Pharma plc	34,600	446
*	AVEO Pharmaceuticals Inc.	498,621	419
*	Merge Healthcare Inc.	94,300	336
*	Alder Biopharmaceuticals
	Inc.	11,400	332
*	CorVel Corp.	6,700	249

*	Skilled Healthcare Group
	Inc.	13,100	112
*	Surgical Care Affiliates Inc.	3,200	108
*	Gentiva Health Services Inc.	5,200	99
*	Incyte Corp.	1,000	73
			238,670
Industrials (14.3%)
	Tennant Co.	203,830	14,710
	Douglas Dynamics Inc.	577,814	12,383
*	Power Solutions
	International Inc.	212,606	10,973
*,^ TASER International Inc.		356,354	9,436
	Ceco Environmental Corp.	572,100	8,890
	Kaman Corp.	213,350	8,553
	Kennametal Inc.	225,749	8,080
	RBC Bearings Inc.	124,400	8,028
*	Advisory Board Co.	151,257	7,409
	Celadon Group Inc.	268,800	6,099
*	DXP Enterprises Inc.	111,225	5,620
	John Bean Technologies
	Corp.	157,000	5,159
	Comfort Systems USA Inc.	293,240	5,020
	Mobile Mini Inc.	97,200	3,938
*,^ Titan Machinery Inc.		277,100	3,863
	Exponent Inc.	45,448	3,749
*	Genesee & Wyoming Inc.
	Class A	41,030	3,689
	Alaska Air Group Inc.	60,428	3,611
	Robert Half International Inc.	60,300	3,520
	Cintas Corp.	41,600	3,263
	IDEX Corp.	40,600	3,160
	Huntington Ingalls Industries
	Inc.	26,500	2,980
*	Spirit AeroSystems Holdings
	Inc. Class A	68,800	2,961
	AO Smith Corp.	44,900	2,533
	Mueller Water Products Inc.
	Class A	236,700	2,424
*	Meritor Inc.	156,900	2,377
	Pitney Bowes Inc.	96,300	2,347
	Trinity Industries Inc.	83,700	2,344
	Deluxe Corp.	37,616	2,342
	West Corp.	69,400	2,290
^	Greenbrier Cos. Inc.	42,100	2,262
*	Spirit Airlines Inc.	29,800	2,252
	Lincoln Electric Holdings Inc.	32,400	2,238
	Lennox International Inc.	20,900	1,987
	ITT Corp.	46,600	1,885
*	United Rentals Inc.	17,600	1,795
*	Avis Budget Group Inc.	26,200	1,738
*	JetBlue Airways Corp.	106,200	1,684
	Aircastle Ltd.	73,600	1,573
	H&E Equipment Services
	Inc.	55,500	1,559
*	Paylocity Holding Corp.	43,567	1,138
	Allison Transmission
	Holdings Inc.	32,500	1,102
	HNI Corp.	17,000	868
	Harsco Corp.	45,200	854
*	Echo Global Logistics Inc.	29,100	850
*	Korn/Ferry International	27,500	791
	Hyster-Yale Materials
	Handling Inc.	10,400	761
*	Blount International Inc.	40,000	703
*	American Woodmark Corp.	15,200	615
	Air Lease Corp. Class A	14,100	484
	Argan Inc.	13,500	454
	Quanex Building Products
	Corp.	22,100	415

*	PAM Transportation
	Services Inc.	4,100	213
*	Enphase Energy Inc.	10,400	149
*,^ ARC Group Worldwide Inc.		12,311	125
			190,246
Information Technology (33.3%)
*	Super Micro Computer Inc.	552,619	19,275
*	Euronet Worldwide Inc.	292,410	16,053
*	Qualys Inc.	356,900	13,473
*	LivePerson Inc.	858,417	12,104
*	Radware Ltd.	522,800	11,512
*	Perficient Inc.	597,900	11,139
*	SPS Commerce Inc.	191,617	10,851
*	PTC Inc.	270,850	9,927
*	Virtusa Corp.	236,911	9,872
*	Infoblox Inc.	469,500	9,489
*	Ruckus Wireless Inc.	752,100	9,040
*	Riverbed Technology Inc.	414,800	8,466
*	CoStar Group Inc.	45,280	8,315
*	Constant Contact Inc.	220,070	8,077
*	Finisar Corp.	409,700	7,952
	Monotype Imaging
	Holdings Inc.	271,927	7,840
*	Ultimate Software Group
	Inc.	52,262	7,673
*	Mellanox Technologies Ltd.	179,500	7,670
*	Red Hat Inc.	105,900	7,322
*	Proofpoint Inc.	150,786	7,272
*	Pandora Media Inc.	391,240	6,976
	Teradyne Inc.	349,630	6,919
*	Gigamon Inc.	381,161	6,758
*	PROS Holdings Inc.	243,500	6,691
	Brooks Automation Inc.	495,402	6,316
*	TiVo Inc.	518,960	6,144
*	ShoreTel Inc.	801,800	5,893
*	OSI Systems Inc.	73,610	5,209
*	Qlik Technologies Inc.	168,300	5,199
*	Global Cash Access
	Holdings Inc.	718,600	5,138
*	Inphi Corp.	271,400	5,015
*	Silicon Laboratories Inc.	96,500	4,595
*,^ InvenSense Inc.		276,200	4,491
*	Aruba Networks Inc.	246,700	4,485
*	Aspen Technology Inc.	126,187	4,419
	Monolithic Power Systems
	Inc.	88,000	4,377
*	Cadence Design Systems
	Inc.	222,400	4,219
*	CEVA Inc.	232,000	4,208
*	E2open Inc.	425,242	4,087
*	HomeAway Inc.	134,400	4,002
*	BroadSoft Inc.	135,200	3,924
*	Imperva Inc.	77,500	3,831
*	Tyler Technologies Inc.	34,500	3,776
*	RealD Inc.	313,300	3,697
*	Microsemi Corp.	127,800	3,627
*	Gartner Inc.	41,668	3,509
*	Entropic Communications
	Inc.	1,335,030	3,378
*	Pericom Semiconductor
	Corp.	242,899	3,289
	Broadridge Financial
	Solutions Inc.	67,400	3,113
*	RF Micro Devices Inc.	187,600	3,112
*	Allot Communications Ltd.	332,900	3,056
	Jack Henry & Associates
	Inc.	49,000	3,045
*	IPG Photonics Corp.	39,700	2,974
	MAXIMUS Inc.	51,940	2,848
*	EPAM Systems Inc.	58,800	2,808

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Rudolph Technologies Inc.	265,000	2,711
*	Freescale Semiconductor
	Ltd.	107,000	2,700
*	ARRIS Group Inc.	89,300	2,696
	CDW Corp.	76,000	2,673
*	Manhattan Associates Inc.	65,616	2,672
*	GTT Communications Inc.	197,700	2,616
*	Synchronoss Technologies
	Inc.	61,800	2,587
^	Ubiquiti Networks Inc.	82,516	2,446
	FEI Co.	26,500	2,394
	Heartland Payment Systems
	Inc.	44,200	2,385
*	Blackhawk Network
	Holdings Inc.	61,100	2,371
	DST Systems Inc.	24,800	2,335
	Booz Allen Hamilton Holding
	Corp.	87,281	2,316
*,^ Aerohive Networks Inc.		480,293	2,305
	Science Applications
	International Corp.	45,900	2,273
*	Upland Software Inc.	233,410	2,231
*	Ciena Corp.	113,100	2,195
	Blackbaud Inc.	50,600	2,189
*	Anixter International Inc.	24,095	2,131
*	Take-Two Interactive
	Software Inc.	75,500	2,116
*	CommScope Holding Co.
	Inc.	90,231	2,060
*	AVG Technologies NV	100,900	1,992
*	ON Semiconductor Corp.	180,200	1,825
*	II-VI Inc.	130,000	1,774
*	Advanced Micro Devices
	Inc.	648,475	1,731
*	Sykes Enterprises Inc.	66,400	1,558
*	Glu Mobile Inc.	384,300	1,499
	Intersil Corp. Class A	102,500	1,483
*	WNS Holdings Ltd. ADR	68,329	1,412
*	Stratasys Ltd.	16,603	1,380
	Pegasystems Inc.	66,000	1,371
*	Cornerstone OnDemand Inc.	38,000	1,338
*	VASCO Data Security
	International Inc.	44,000	1,241
*	Amkor Technology Inc.	172,600	1,225
*	Cardtronics Inc.	30,700	1,184
	Diebold Inc.	33,600	1,164
*	TeleTech Holdings Inc.	45,900	1,087
*	Zebra Technologies Corp.	14,000	1,084
*	MicroStrategy Inc. Class A	6,600	1,072
	Skyworks Solutions Inc.	12,700	923
*	Textura Corp.	26,800	763
*	Callidus Software Inc.	46,400	758
	Tessco Technologies Inc.	25,400	737
*	iGATE Corp.	15,500	612
*	Synaptics Inc.	8,300	571
*	Liquidity Services Inc.	65,500	535
*	Sapient Corp.	21,500	535

*	Quantum Corp.	288,400	508
*	Zendesk Inc.	18,530	452
*	Nimble Storage Inc.	15,000	413
*	Spansion Inc. Class A	8,900	305
*	Carbonite Inc.	21,300	304
	QAD Inc. Class A	11,900	269
*	Polycom Inc.	16,100	217
*	EchoStar Corp. Class A	1,900	100
	Hackett Group Inc.	10,100	89
			442,363
Materials (4.0%)
	Schweitzer-Mauduit
	International Inc.	151,286	6,399
	OM Group Inc.	186,800	5,567
	Scotts Miracle-Gro Co.
	Class A	88,300	5,503
	Quaker Chemical Corp.	58,736	5,406
	Sealed Air Corp.	94,200	3,997
	Ball Corp.	57,600	3,927
*	Landec Corp.	264,700	3,656
*	Graphic Packaging Holding
	Co.	217,200	2,958
	Avery Dennison Corp.	47,600	2,469
*	Stillwater Mining Co.	147,800	2,179
*	Ferro Corp.	137,400	1,781
	Valspar Corp.	18,900	1,634
	NewMarket Corp.	4,007	1,617
*	Berry Plastics Group Inc.	50,000	1,577
	Silgan Holdings Inc.	25,800	1,383
	Westlake Chemical Corp.	21,500	1,313
	International Flavors
	& Fragrances Inc.	8,100	821
	PolyOne Corp.	11,700	444
*	Advanced Emissions
	Solutions Inc.	16,300	371
			53,002
Other (1.0%)
^,2 Vanguard Small-Cap
	Growth ETF	104,300	13,136
*	NuPathe Inc. CVR	345,900	207
			13,343
Telecommunication Services (0.3%)
*	Level 3 Communications
	Inc.	40,000	1,975
	Inteliquent Inc.	41,900	822
*	Cincinnati Bell Inc.	171,700	548
*	FairPoint Communications
	Inc.	38,400	546
*	General Communication Inc.
	Class A	13,200	182
			4,073
Utilities (0.1%)
	American States Water Co.	28,700	1,081
Total Common Stocks
(Cost $1,080,241)			1,299,238

Temporary Cash Investments (4.2%)[1]
Money Market Fund (4.0%)
[3,4] Vanguard Market
Liquidity Fund,
0.126%	52,564,000	52,564

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.2%)
[5] Federal Home Loan
Bank Discount Notes,
0.075%, 2/4/15	1,000	1,000
[5,6] Federal Home Loan
Bank Discount Notes,
0.087%, 2/6/15	100	100
[5] Federal Home Loan
Bank Discount Notes,
0.070%, 3/27/15	1,100	1,100
[5,6] Federal Home Loan
Bank Discount Notes,
0.080%, 3/30/15	1,000	1,000
		3,200
Total Temporary Cash Investments
(Cost $55,764)		55,764
Total Investments (101.9%)
(Cost $1,136,005)		1,355,002
Other Assets and Liabilities (–1.9%)
Other Assets		2,141
Liabilities[4]		(27,843)
		(25,702)
Net Assets (100%)
Applicable to 55,055,110 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,329,300
Net Asset Value Per Share		$24.14

At December 31, 2014, net assets consisted of:
		Amount
		($000)
Paid-in Capital		960,296
Undistributed Net Investment Income		2,736
Accumulated Net Realized Gains		146,741
Unrealized Appreciation (Depreciation)
Investment Securities		218,997
Futures Contracts		530
Net Assets		1,329,300

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $19,751,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.5% and 3.4%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $20,487,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $700,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Dividends[1]	7,943
Interest[1]	66
Securities Lending	1,715
Total Income	9,724
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,176
Performance Adjustment	69
The Vanguard Group—Note C
Management and Administrative	2,572
Marketing and Distribution	242
Custodian Fees	42
Auditing Fees	33
Shareholders’ Reports	32
Trustees’ Fees and Expenses	2
Total Expenses	5,168
Net Investment Income	4,556
Realized Net Gain (Loss)
Investment Securities Sold[1] 148,487
Futures Contracts	(103)
Realized Net Gain (Loss)	148,384
Change in Unrealized Appreciation
(Depreciation)
Investment Securities (113,425)
Futures Contracts	(998)
Change in Unrealized Appreciation
(Depreciation) (114,423)
Net Increase (Decrease) in Net Assets
Resulting from Operations	38,517

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,556	3,631
Realized Net Gain (Loss)	148,384	174,800
Change in Unrealized Appreciation (Depreciation)	(114,423)	255,250
Net Increase (Decrease) in Net Assets Resulting from Operations	38,517	433,681
Distributions
Net Investment Income	(3,910)	(7,297)
Realized Capital Gain[2]	(176,221)	(80,591)
Total Distributions	(180,131)	(87,888)
Capital Share Transactions
Issued	158,315	216,531
Issued in Lieu of Cash Distributions	180,131	87,888
Redeemed	(273,783)	(153,679)
Net Increase (Decrease) from Capital Share Transactions	64,663	150,740
Total Increase (Decrease)	(76,951)	496,533
Net Assets
Beginning of Period	1,406,251	909,718
End of Period[3]	1,329,300	1,406,251

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $132,000, $64,000, and $0, respectively.
2 Includes fiscal 2014 and 2013 short-term gain distributions totaling $59,957,000 and $7,389,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,736,000 and $2,090,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$26.90	$20.08	$17.89	$17.68	$13.46
Investment Operations
Net Investment Income	.085	.073	.155	.039	.043
Net Realized and Unrealized Gain (Loss)
on Investments	.610	8.674	2.462	.204	4.226
Total from Investment Operations	.695	8.747	2.617	.243	4.269
Distributions
Dividends from Net Investment Income	(.075)	(.160)	(.045)	(.033)	(.049)
Distributions from Realized Capital Gains	(3.380)	(1.767)	(.382)	—	—
Total Distributions	(3.455)	(1.927)	(.427)	(.033)	(.049)
Net Asset Value, End of Period	$24.14	$26.90	$20.08	$17.89	$17.68

Total Return	3.38%	46.54%	14.65%	1.36%	31.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,329	$1,406	$910	$834	$759
Ratio of Total Expenses to Average Net Assets[1]	0.39%	0.38%	0.38%	0.41%	0.41%
Ratio of Net Investment Income to
Average Net Assets	0.34%	0.32%	0.78%	0.23%	0.30%
Portfolio Turnover Rate	43%	64%	61%	59%	62%
1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.02%, 0.04%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Notes to Financial Statements

Vanguard Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2014, the portfolio’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities

Vanguard Small Company Growth Portfolio

lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index for periods prior to October 1, 2013, and to the current benchmark, Russell 2000 Growth Index, beginning October 1, 2013. The benchmark change will be fully phased in by September 2016.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $381,000 for the year ended December 31, 2014.

For the year ended December 31, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of the portfolio’s average net assets, before an increase of $69,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At December 31, 2014, the portfolio had contributed capital of $124,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

Vanguard Small Company Growth Portfolio

The following table summarizes the market value of the portfolio’s investments as of December 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,299,031	—	207
Temporary Cash Investments	52,564	3,200	—
Futures Contracts—Assets[1]	12	—	—
Futures Contracts—Liabilities[1]	(105)	—	—
Total	1,351,502	3,200	207
1 Represents variation margin on the last day of the reporting period.

E. At December 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	March 2015	88	10,566	530

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2014, the portfolio had $30,664,000 of ordinary income and $120,956,000 of long-term capital gains available for distribution.

At December 31, 2014, the cost of investment securities for tax purposes was $1,136,050,000. Net unrealized appreciation of investment securities for tax purposes was $218,952,000, consisting of unrealized gains of $320,300,000 on securities that had risen in value since their purchase and $101,348,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2014, the portfolio purchased $545,234,000 of investment securities and sold $607,599,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	6,640	9,456
Issued in Lieu of Cash Distributions	7,925	4,283
Redeemed	(11,778)	(6,782)
Net Increase (Decrease) in Shares Outstanding	2,787	6,957

At December 31, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 48% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Small Company Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Small Company Growth Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Company Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and broker, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2015

Special 2014 tax information (unaudited) for corporate shareholders only for Vanguard
Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2014, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $116,264,000 as capital gain dividends (from net long-term capital gains)
to shareholders during the fiscal year.

For corporate shareholders, 22.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	6/30/2014	12/31/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,045.02	$2.01
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.24	1.99

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Total Bond Market Index Portfolio

Many investors expected yields to continue climbing in 2014 as the Federal Reserve wound down its quantitative easing program. But markets often do the unexpected, and in fact intermediate-and long-term yields drifted lower over the year. Prospects for global growth grew more clouded, geopolitical tensions simmered, and any increase in the inflation rate appeared more distant.

With this positive backdrop for bonds, Vanguard Total Bond Market Index Portfolio produced a return of 5.89% for the 12 months ended December 31, 2014. That performance was in line with its benchmark index’s return of 5.85%. The portfolio also bested the 5.24% average return for its peer group, which includes actively managed funds.

Because bond yields fall as prices rise, the portfolio’s 30-day SEC yield slipped to 1.96% on December 31, down from 2.07% a year earlier.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Long bonds staged a strong rebound

The investment-grade bond market, which lost ground in 2013, benefited from a more favorable environment over the 12 months ended December 31, 2014. The U.S. economy continued to gain traction after a disappointing first quarter, while the slide in the price of oil helped keep inflation down and monetary policy remained accommodative.

Yields of short-term bonds edged a little higher during the year as the Federal Reserve ended its bond-buying program and prepared the market for a rise in the federal funds target rate down the road. At the same time, a revival in investor demand for longer-dated securities in particular sent their yields falling and prices rising.

With investors showing less appetite for risk, U.S. Treasuries as a whole returned just over 5% for the period; long-term Treasuries made a strong contribution, with a return of about 25%.

Government mortgage-backed securities returned a bit less than 6%, despite an uptick in refinancing as the stronger economy and better housing market helped more homeowners qualify to take advantage of the lower mortgage rates.

Corporate bonds returned more than 7%, even though the spread between their yields and those of comparable Treasuries widened in the second half of the year. Here, too, long-term bonds boosted performance, with a return of close to 16%.

Over the past decade, comparative returns have been solid

For the ten years ended December 31, 2014, the Total Bond Market Index Portfolio posted an average annual return of 4.63%. That result was in line with the benchmark (+4.72%) when taking the costs of running the portfolio into account, and was better than the peer group (+4.10%), thanks in part to the portfolio’s low expense ratio.

To build for the long term, start with a solid foundation

Every good investment plan begins with a clearly defined goal, which establishes the foundation for building your portfolio. Setting an investment goal doesn’t have to be complicated. It can be as simple as saving for retirement or for a child’s college education. And keeping that goal in sight—while tuning out the noise of market ups and downs—can help you stick with your investment plan through good markets and bad.

Total Returns
	Ten Years Ended
	December 31, 2014
	Year Ended	Average
	December 31, 2014	Annual Return
Vanguard Total Bond Market Index Portfolio	5.89%	4.63%
Spliced Barclays U.S. Aggregate Float Adjusted Index[1]	5.85	4.72
Spliced Variable Insurance Core Bond Funds Average[2,3]	5.24	4.10

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[4]
Your Portfolio Compared With Its Peer Group
		Variable
		Insurance
		Core Bond
	Portfolio	Funds Average[3]
Total Bond Market Index Portfolio	0.19%	0.69%

1 Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.
2 Variable Insurance Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Variable Insurance Core Bond Funds Average thereafter.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
4 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the portfolio’s expense ratio was 0.19%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Total Bond Market Index Portfolio

Portfolio Profile
As of December 31, 2014

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Issues	5,099	9,054
Yield[2]	2.0%	2.2%
Yield to Maturity	2.2%[3]	2.2%
Average Coupon	3.4%	3.2%
Average Effective Maturity	7.8 years	7.7 years
Average Duration	5.7 years	5.7 years
Expense Ratio[4]	0.19%	—
Short-Term Reserves	0.5%	—

Volatility Measures
Portfolio Versus
Target Index[1]
R-Squared	0.99
Beta	1.02

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	0.9%
1–3 Years	26.9
3–5 Years	19.9
5–10 Years	36.5
10–20 Years	3.7
20–30 Years	11.6
Over 30 Years	0.5

Sector Diversification[5] (% of portfolio)

Agency	3.1%
Asset-Backed	0.6
Commercial Mortgage-Backed	2.1
Finance	8.3
Foreign	6.8
Government Mortgage-Backed	21.0
Industrial	15.5
Treasury/Agency	40.3
Utilities	2.0
Other	0.3

Distribution by Credit Quality (% of portfolio)

U.S. Government	64.4%
Aaa	5.2
Aa	4.1
A	13.0
Baa	13.3

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are generally from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays U.S. Aggregate Float Adjusted Index.
2 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
3 Before expenses.
4 The expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the portfolio’s expense ratio was 0.19%.
5 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2004–December 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2014			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Bond Market Index Portfolio	5.89%	4.29%	4.63%	$15,720
Spliced Variable Insurance Core
Bond Funds Average[1,2]	5.24	4.48	4.10	14,939
Spliced Barclays U.S. Aggregate
Float Adjusted Index[3]	5.85	4.48	4.72	15,867

Fiscal-Year Total Returns (%): December 31, 2004–December 31, 2014

1 Variable Insurance Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Varable Insurance Core Bond Funds Average thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard Total Bond Market Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (64.6%)
U.S. Government Securities (40.4%)
United States Treasury Note/Bond	4.500%	2/15/16	3,750	3,923
United States Treasury Note/Bond	9.250%	2/15/16	75	82
United States Treasury Note/Bond	0.250%	2/29/16	22,775	22,743
United States Treasury Note/Bond	2.125%	2/29/16	2,350	2,398
United States Treasury Note/Bond	0.375%	3/31/16	4,650	4,649
United States Treasury Note/Bond	2.375%	3/31/16	1,725	1,767
United States Treasury Note/Bond	0.250%	4/15/16	2,450	2,446
United States Treasury Note/Bond	0.375%	4/30/16	13,075	13,069
United States Treasury Note/Bond	2.000%	4/30/16	9,575	9,771
United States Treasury Note/Bond	2.625%	4/30/16	1,375	1,414
United States Treasury Note/Bond	0.250%	5/15/16	15,140	15,102
United States Treasury Note/Bond	5.125%	5/15/16	10,725	11,407
United States Treasury Note/Bond	7.250%	5/15/16	685	748
United States Treasury Note/Bond	0.375%	5/31/16	16,723	16,710
United States Treasury Note/Bond	1.750%	5/31/16	2,575	2,621
United States Treasury Note/Bond	3.250%	5/31/16	575	597
United States Treasury Note/Bond	3.250%	6/30/16	700	728
United States Treasury Note/Bond	0.625%	7/15/16	5,550	5,560
United States Treasury Note/Bond	0.500%	7/31/16	9,522	9,523
United States Treasury Note/Bond	1.500%	7/31/16	2,325	2,360
United States Treasury Note/Bond	3.250%	7/31/16	1,825	1,903
United States Treasury Note/Bond	0.625%	8/15/16	3,235	3,239
United States Treasury Note/Bond	4.875%	8/15/16	1,500	1,605
United States Treasury Note/Bond	1.000%	8/31/16	4,000	4,029
United States Treasury Note/Bond	3.000%	8/31/16	5,050	5,254
United States Treasury Note/Bond	0.875%	9/15/16	6,745	6,779
United States Treasury Note/Bond	0.500%	9/30/16	1,900	1,897
United States Treasury Note/Bond	1.000%	9/30/16	4,000	4,029
United States Treasury Note/Bond	3.000%	9/30/16	5,600	5,834
United States Treasury Note/Bond	0.625%	10/15/16	6,775	6,776
United States Treasury Note/Bond	0.375%	10/31/16	3,076	3,062
United States Treasury Note/Bond	1.000%	10/31/16	1,270	1,279
United States Treasury Note/Bond	3.125%	10/31/16	2,000	2,090
United States Treasury Note/Bond	0.625%	11/15/16	9,950	9,948
United States Treasury Note/Bond	4.625%	11/15/16	250	269
United States Treasury Note/Bond	7.500%	11/15/16	2,100	2,366
United States Treasury Note/Bond	0.875%	11/30/16	2,500	2,511
United States Treasury Note/Bond	2.750%	11/30/16	20,150	20,940
United States Treasury Note/Bond	0.625%	12/31/16	2,000	1,998
United States Treasury Note/Bond	0.875%	12/31/16	10,535	10,573
United States Treasury Note/Bond	0.750%	1/15/17	7,460	7,466
United States Treasury Note/Bond	0.875%	1/31/17	550	552
United States Treasury Note/Bond	3.125%	1/31/17	1,925	2,020
United States Treasury Note/Bond	0.625%	2/15/17	9,475	9,450
United States Treasury Note/Bond	4.625%	2/15/17	200	216
United States Treasury Note/Bond	0.875%	2/28/17	105	105
United States Treasury Note/Bond	3.000%	2/28/17	725	760
United States Treasury Note/Bond	0.750%	3/15/17	3,220	3,219
United States Treasury Note/Bond	1.000%	3/31/17	155	156
United States Treasury Note/Bond	3.250%	3/31/17	10,575	11,153
United States Treasury Note/Bond	0.875%	4/15/17	5,950	5,957
United States Treasury Note/Bond	0.875%	4/30/17	13,755	13,770
United States Treasury Note/Bond	0.875%	5/15/17	12,900	12,904
United States Treasury Note/Bond	4.500%	5/15/17	10,420	11,311
United States Treasury Note/Bond	8.750%	5/15/17	5,125	6,075
United States Treasury Note/Bond	0.625%	5/31/17	1,675	1,666

United States Treasury Note/Bond	2.750%	5/31/17	1,662	1,737
United States Treasury Note/Bond	2.500%	6/30/17	12,350	12,832
United States Treasury Note/Bond	0.875%	7/15/17	7,634	7,623
United States Treasury Note/Bond	0.500%	7/31/17	257	254
United States Treasury Note/Bond	2.375%	7/31/17	5,886	6,099
United States Treasury Note/Bond	0.875%	8/15/17	11,275	11,245
United States Treasury Note/Bond	4.750%	8/15/17	2,175	2,388
United States Treasury Note/Bond	8.875%	8/15/17	5,650	6,805
United States Treasury Note/Bond	0.625%	8/31/17	1,200	1,188
United States Treasury Note/Bond	1.875%	8/31/17	8,600	8,796
United States Treasury Note/Bond	1.000%	9/15/17	3,000	3,001
United States Treasury Note/Bond	0.625%	9/30/17	11,310	11,185
United States Treasury Note/Bond	1.875%	9/30/17	7,000	7,160
United States Treasury Note/Bond	0.875%	10/15/17	13,425	13,370
United States Treasury Note/Bond	0.750%	10/31/17	6,420	6,367
United States Treasury Note/Bond	1.875%	10/31/17	2,325	2,379
United States Treasury Note/Bond	0.875%	11/15/17	4,276	4,255
United States Treasury Note/Bond	4.250%	11/15/17	975	1,063
United States Treasury Note/Bond	0.625%	11/30/17	2,850	2,812
United States Treasury Note/Bond	2.250%	11/30/17	10,000	10,337
United States Treasury Note/Bond	1.000%	12/15/17	7,925	7,908
United States Treasury Note/Bond	0.750%	12/31/17	305	302
United States Treasury Note/Bond	0.875%	1/31/18	14,225	14,107
United States Treasury Note/Bond	2.625%	1/31/18	100	104
United States Treasury Note/Bond	0.750%	2/28/18	2,675	2,638
United States Treasury Note/Bond	2.750%	2/28/18	1,000	1,048
United States Treasury Note/Bond	0.750%	3/31/18	4,970	4,894
United States Treasury Note/Bond	0.625%	4/30/18	3,175	3,110
United States Treasury Note/Bond	2.625%	4/30/18	1,275	1,333
United States Treasury Note/Bond	3.875%	5/15/18	801	871
United States Treasury Note/Bond	9.125%	5/15/18	50	63
United States Treasury Note/Bond	1.000%	5/31/18	10,155	10,055
United States Treasury Note/Bond	2.375%	5/31/18	2,350	2,436
United States Treasury Note/Bond	2.375%	6/30/18	4,750	4,922
United States Treasury Note/Bond	1.375%	7/31/18	3,600	3,603
United States Treasury Note/Bond	2.250%	7/31/18	6,250	6,450
United States Treasury Note/Bond	4.000%	8/15/18	705	773
United States Treasury Note/Bond	1.500%	8/31/18	5,275	5,299
United States Treasury Note/Bond	1.375%	9/30/18	14,653	14,635
United States Treasury Note/Bond	1.750%	10/31/18	8,675	8,785
United States Treasury Note/Bond	3.750%	11/15/18	5,275	5,746
United States Treasury Note/Bond	1.250%	11/30/18	2,280	2,263
United States Treasury Note/Bond	1.375%	11/30/18	3,030	3,023
United States Treasury Note/Bond	1.500%	12/31/18	4,950	4,957
United States Treasury Note/Bond	1.500%	1/31/19	4,525	4,526
United States Treasury Note/Bond	2.750%	2/15/19	2,550	2,682
United States Treasury Note/Bond	8.875%	2/15/19	110	143
United States Treasury Note/Bond	1.375%	2/28/19	575	572
United States Treasury Note/Bond	1.500%	2/28/19	4,400	4,401
United States Treasury Note/Bond	1.500%	3/31/19	575	575
United States Treasury Note/Bond	1.625%	3/31/19	2,100	2,108
United States Treasury Note/Bond	1.250%	4/30/19	1,541	1,523
United States Treasury Note/Bond	1.625%	4/30/19	5,068	5,084
United States Treasury Note/Bond	3.125%	5/15/19	200	213
United States Treasury Note/Bond	1.125%	5/31/19	5,650	5,548
United States Treasury Note/Bond	1.500%	5/31/19	5,650	5,636
United States Treasury Note/Bond	1.000%	6/30/19	850	829
United States Treasury Note/Bond	1.625%	6/30/19	3,299	3,307

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.875%	7/31/19	1,898	1,839
United States Treasury Note/Bond	1.625%	7/31/19	2,487	2,490
United States Treasury Note/Bond	3.625%	8/15/19	1,800	1,963
United States Treasury Note/Bond	8.125%	8/15/19	64	83
United States Treasury Note/Bond	1.000%	8/31/19	175	170
United States Treasury Note/Bond	1.625%	8/31/19	2,236	2,237
United States Treasury Note/Bond	1.000%	9/30/19	575	559
United States Treasury Note/Bond	1.750%	9/30/19	1,875	1,885
United States Treasury Note/Bond	1.250%	10/31/19	625	615
United States Treasury Note/Bond	1.500%	10/31/19	500	497
United States Treasury Note/Bond	3.375%	11/15/19	11,485	12,440
United States Treasury Note/Bond	1.500%	11/30/19	5,492	5,455
United States Treasury Note/Bond	1.125%	12/31/19	500	487
United States Treasury Note/Bond	1.625%	12/31/19	5,825	5,815
United States Treasury Note/Bond	1.375%	1/31/20	864	852
United States Treasury Note/Bond	3.625%	2/15/20	23,275	25,511
United States Treasury Note/Bond	8.500%	2/15/20	887	1,185
United States Treasury Note/Bond	1.250%	2/29/20	1,868	1,827
United States Treasury Note/Bond	1.125%	3/31/20	7,900	7,670
United States Treasury Note/Bond	1.125%	4/30/20	18,925	18,351
United States Treasury Note/Bond	3.500%	5/15/20	3,515	3,832
United States Treasury Note/Bond	1.375%	5/31/20	400	392
United States Treasury Note/Bond	1.875%	6/30/20	9,825	9,885
United States Treasury Note/Bond	2.000%	7/31/20	2,419	2,447
United States Treasury Note/Bond	2.625%	8/15/20	2,258	2,356
United States Treasury Note/Bond	8.750%	8/15/20	8,425	11,570
United States Treasury Note/Bond	2.000%	9/30/20	2,750	2,776
United States Treasury Note/Bond	1.750%	10/31/20	6,325	6,292
United States Treasury Note/Bond	2.625%	11/15/20	5,805	6,055
United States Treasury Note/Bond	2.000%	11/30/20	6,075	6,123
United States Treasury Note/Bond	2.375%	12/31/20	8,150	8,386
United States Treasury Note/Bond	2.125%	1/31/21	5,321	5,395
United States Treasury Note/Bond	3.625%	2/15/21	6,933	7,632
United States Treasury Note/Bond	7.875%	2/15/21	1,180	1,593
United States Treasury Note/Bond	2.000%	2/28/21	4,550	4,578
United States Treasury Note/Bond	2.250%	3/31/21	9,450	9,642
United States Treasury Note/Bond	2.250%	4/30/21	5,375	5,482
United States Treasury Note/Bond	3.125%	5/15/21	4,975	5,335
United States Treasury Note/Bond	2.000%	5/31/21	11,733	11,781
United States Treasury Note/Bond	2.125%	6/30/21	3,650	3,692
United States Treasury Note/Bond	2.250%	7/31/21	6,425	6,546
United States Treasury Note/Bond	2.125%	8/15/21	1,556	1,573
United States Treasury Note/Bond	2.000%	8/31/21	7,800	7,817
United States Treasury Note/Bond	2.125%	9/30/21	6,900	6,971
United States Treasury Note/Bond	2.000%	10/31/21	10,205	10,223
United States Treasury Note/Bond	2.000%	11/15/21	1,065	1,068
United States Treasury Note/Bond	8.000%	11/15/21	2,570	3,572
United States Treasury Note/Bond	1.875%	11/30/21	4,058	4,032
United States Treasury Note/Bond	2.125%	12/31/21	6,100	6,156
United States Treasury Note/Bond	2.000%	2/15/22	1,610	1,612
United States Treasury Note/Bond	1.625%	8/15/22	1,296	1,259
United States Treasury Note/Bond	7.250%	8/15/22	100	137
United States Treasury Note/Bond	1.625%	11/15/22	5,725	5,549
United States Treasury Note/Bond	7.625%	11/15/22	40	56
United States Treasury Note/Bond	2.000%	2/15/23	1,123	1,118
United States Treasury Note/Bond	7.125%	2/15/23	1,690	2,333
United States Treasury Note/Bond	1.750%	5/15/23	12,970	12,617
United States Treasury Note/Bond	2.500%	8/15/23	7,160	7,385
United States Treasury Note/Bond	6.250%	8/15/23	6,565	8,739
United States Treasury Note/Bond	2.750%	11/15/23	8,111	8,532
United States Treasury Note/Bond	2.750%	2/15/24	9,410	9,897
United States Treasury Note/Bond	2.500%	5/15/24	6,206	6,389
United States Treasury Note/Bond	2.375%	8/15/24	6,497	6,614
United States Treasury Note/Bond	2.250%	11/15/24	12,526	12,614
United States Treasury Note/Bond	7.500%	11/15/24	25	37
United States Treasury Note/Bond	6.875%	8/15/25	3,955	5,714
United States Treasury Note/Bond	6.000%	2/15/26	1,010	1,384
United States Treasury Note/Bond	6.750%	8/15/26	1,005	1,467
United States Treasury Note/Bond	6.500%	11/15/26	765	1,101

	United States Treasury Note/Bond	6.625%	2/15/27	1,065	1,554
	United States Treasury Note/Bond	6.375%	8/15/27	185	267
	United States Treasury Note/Bond	6.125%	11/15/27	650	925
	United States Treasury Note/Bond	5.500%	8/15/28	955	1,305
	United States Treasury Note/Bond	5.250%	11/15/28	1,435	1,925
	United States Treasury Note/Bond	5.250%	2/15/29	1,140	1,534
	United States Treasury Note/Bond	6.125%	8/15/29	2,630	3,849
	United States Treasury Note/Bond	6.250%	5/15/30	550	822
	United States Treasury Note/Bond	5.375%	2/15/31	450	628
	United States Treasury Note/Bond	4.500%	2/15/36	475	634
	United States Treasury Note/Bond	4.750%	2/15/37	600	829
	United States Treasury Note/Bond	5.000%	5/15/37	1,100	1,571
	United States Treasury Note/Bond	4.375%	2/15/38	1,800	2,357
	United States Treasury Note/Bond	4.500%	5/15/38	428	571
	United States Treasury Note/Bond	3.500%	2/15/39	2,195	2,523
	United States Treasury Note/Bond	4.250%	5/15/39	3,032	3,900
	United States Treasury Note/Bond	4.500%	8/15/39	2,306	3,074
	United States Treasury Note/Bond	4.375%	11/15/39	2,817	3,695
	United States Treasury Note/Bond	4.625%	2/15/40	2,350	3,193
	United States Treasury Note/Bond	4.375%	5/15/40	2,585	3,400
	United States Treasury Note/Bond	3.875%	8/15/40	3,255	3,976
	United States Treasury Note/Bond	4.250%	11/15/40	5,375	6,962
	United States Treasury Note/Bond	4.750%	2/15/41	3,156	4,412
	United States Treasury Note/Bond	3.125%	11/15/41	320	346
	United States Treasury Note/Bond	3.125%	2/15/42	281	303
	United States Treasury Note/Bond	3.000%	5/15/42	5,050	5,310
	United States Treasury Note/Bond	2.750%	8/15/42	4,060	4,061
	United States Treasury Note/Bond	2.750%	11/15/42	16,635	16,627
	United States Treasury Note/Bond	3.125%	2/15/43	5,200	5,585
	United States Treasury Note/Bond	2.875%	5/15/43	2,750	2,814
	United States Treasury Note/Bond	3.625%	8/15/43	10,580	12,448
	United States Treasury Note/Bond	3.750%	11/15/43	5,400	6,493
	United States Treasury Note/Bond	3.625%	2/15/44	2,624	3,089
	United States Treasury Note/Bond	3.375%	5/15/44	3,429	3,862
	United States Treasury Note/Bond	3.125%	8/15/44	9,752	10,496
	United States Treasury Note/Bond	3.000%	11/15/44	4,600	4,832
1,058,006
Agency Bonds and Notes (3.1%)
[1]	AID-Israel	5.500%	12/4/23	50	62
[1]	AID-Israel	5.500%	4/26/24	475	589
[1]	AID-Jordan	1.945%	6/23/19	200	201
[1]	AID-Jordan	2.503%	10/30/20	225	230
[1]	AID-Ukraine	1.844%	5/16/19	200	202
[2]	Federal Agricultural Mortgage Corp.	2.000%	7/27/16	100	102
[2]	Federal Farm Credit Banks	1.050%	3/28/16	100	101
[2]	Federal Farm Credit Banks	5.125%	8/25/16	225	242
[2]	Federal Farm Credit Banks	4.875%	1/17/17	250	271
[2]	Federal Farm Credit Banks	1.125%	9/22/17	100	100
[2]	Federal Farm Credit Banks	1.125%	12/18/17	250	250
[2]	Federal Farm Credit Banks	5.150%	11/15/19	500	578
[2]	Federal Farm Credit Banks	3.500%	12/20/23	75	81
[2]	Federal Home Loan Banks	3.125%	3/11/16	875	903
[2]	Federal Home Loan Banks	5.375%	5/18/16	1,000	1,067
[2]	Federal Home Loan Banks	5.625%	6/13/16	75	81
[2]	Federal Home Loan Banks	0.375%	6/24/16	500	499
[2]	Federal Home Loan Banks	0.500%	9/28/16	1,000	998
[2]	Federal Home Loan Banks	5.125%	10/19/16	525	567
[2]	Federal Home Loan Banks	0.625%	11/23/16	500	499
[2]	Federal Home Loan Banks	4.750%	12/16/16	1,200	1,294
[2]	Federal Home Loan Banks	0.625%	12/28/16	350	349
[2]	Federal Home Loan Banks	4.875%	5/17/17	550	601
[2]	Federal Home Loan Banks	0.875%	5/24/17	500	500
[2]	Federal Home Loan Banks	1.000%	6/21/17	400	401
[2]	Federal Home Loan Banks	5.000%	11/17/17	225	250
[2]	Federal Home Loan Banks	5.375%	8/15/18	150	171
[2]	Federal Home Loan Banks	1.875%	3/13/20	75	75
[2]	Federal Home Loan Banks	4.125%	3/13/20	300	334
[2]	Federal Home Loan Banks	5.250%	12/11/20	425	502

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2]	Federal Home Loan Banks	5.625%	6/11/21	35	42
[2]	Federal Home Loan Banks	2.125%	3/10/23	1,250	1,228
[2]	Federal Home Loan Banks	5.500%	7/15/36	1,400	1,919
[3]	Federal Home Loan Mortgage Corp.	5.250%	4/18/16	625	664
[3]	Federal Home Loan Mortgage Corp.	0.500%	5/13/16	1,000	1,001
[3]	Federal Home Loan Mortgage Corp.	2.500%	5/27/16	325	334
[3]	Federal Home Loan Mortgage Corp.	5.500%	7/18/16	1,375	1,480
[3]	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	775	793
[3]	Federal Home Loan Mortgage Corp.	0.875%	10/14/16	900	904
[3]	Federal Home Loan Mortgage Corp.	0.875%	2/22/17	600	601
[3]	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	1,000	1,004
[3]	Federal Home Loan Mortgage Corp.	1.250%	5/12/17	5,000	5,039
[3]	Federal Home Loan Mortgage Corp.	1.000%	6/29/17	625	626
[3]	Federal Home Loan Mortgage Corp.	1.000%	7/28/17	500	500
[3]	Federal Home Loan Mortgage Corp.	1.000%	9/29/17	700	699
[3]	Federal Home Loan Mortgage Corp.	5.125%	11/17/17	200	223
[3]	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	700	691
[3]	Federal Home Loan Mortgage Corp.	0.875%	3/7/18	1,000	989
[3]	Federal Home Loan Mortgage Corp.	4.875%	6/13/18	550	616
[3]	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	625	681
[3]	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	1,150	1,158
[3]	Federal Home Loan Mortgage Corp.	1.250%	8/1/19	700	687
[3]	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	1,150	1,126
[3]	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	1,300	1,271
[3]	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	800	812
[3]	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	127	187
[3]	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	2,287
[3]	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	502	733
[3]	Federal National Mortgage Assn.	5.000%	3/15/16	150	158
[3]	Federal National Mortgage Assn.	0.500%	3/30/16	975	976
[3]	Federal National Mortgage Assn.	2.375%	4/11/16	450	461
[3]	Federal National Mortgage Assn.	0.375%	7/5/16	1,000	998
[3]	Federal National Mortgage Assn.	0.625%	8/26/16	650	650
[3]	Federal National Mortgage Assn.	5.250%	9/15/16	325	350
[3]	Federal National Mortgage Assn.	1.250%	9/28/16	1,125	1,137
[3]	Federal National Mortgage Assn.	1.375%	11/15/16	1,175	1,190
[3]	Federal National Mortgage Assn.	1.250%	1/30/17	1,000	1,010
[3]	Federal National Mortgage Assn.	5.000%	2/13/17	1,925	2,096
[3]	Federal National Mortgage Assn.	0.750%	4/20/17	300	299
[3]	Federal National Mortgage Assn.	1.125%	4/27/17	2,950	2,968
[3]	Federal National Mortgage Assn.	5.000%	5/11/17	2,000	2,190
[3]	Federal National Mortgage Assn.	5.375%	6/12/17	1,000	1,107
[3]	Federal National Mortgage Assn.	0.875%	8/28/17	175	174
[3]	Federal National Mortgage Assn.	1.000%	9/27/17	550	549
[3]	Federal National Mortgage Assn.	0.875%	10/26/17	900	895
[3]	Federal National Mortgage Assn.	0.875%	12/20/17	1,500	1,488
[3]	Federal National Mortgage Assn.	0.875%	2/8/18	2,500	2,475
[3]	Federal National Mortgage Assn.	0.875%	5/21/18	510	503
[3]	Federal National Mortgage Assn.	1.875%	9/18/18	1,825	1,856
[3]	Federal National Mortgage Assn.	1.625%	11/27/18	1,330	1,338
[3]	Federal National Mortgage Assn.	1.875%	2/19/19	500	506
[3]	Federal National Mortgage Assn.	1.750%	6/20/19	1,000	1,005
[3]	Federal National Mortgage Assn.	1.750%	9/12/19	2,000	2,003
[3]	Federal National Mortgage Assn.	0.000%	10/9/19	275	248
[3]	Federal National Mortgage Assn.	1.750%	11/26/19	1,000	1,000
[3]	Federal National Mortgage Assn.	2.625%	9/6/24	500	508
[3]	Federal National Mortgage Assn.	6.250%	5/15/29	175	245
[3]	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,413
[3]	Federal National Mortgage Assn.	7.250%	5/15/30	300	465
[3]	Federal National Mortgage Assn.	6.625%	11/15/30	300	445
[3]	Federal National Mortgage Assn.	5.625%	7/15/37	275	386
[2]	Financing Corp.	9.650%	11/2/18	225	292
	Private Export Funding Corp.	1.375%	2/15/17	25	25
	Private Export Funding Corp.	2.250%	12/15/17	125	129
	Private Export Funding Corp.	1.875%	7/15/18	100	100
	Private Export Funding Corp.	4.375%	3/15/19	200	219
	Private Export Funding Corp.	1.450%	8/15/19	125	122

Face				Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Private Export Funding Corp.	2.250%	3/15/20	150	151
Private Export Funding Corp.	4.300%	12/15/21	100	112
Private Export Funding Corp.	2.800%	5/15/22	125	127
Private Export Funding Corp.	2.050%	11/15/22	1,075	1,032
Private Export Funding Corp.	3.550%	1/15/24	100	106
Private Export Funding Corp.	2.450%	7/15/24	100	97
[2] Tennessee Valley Authority	5.500%	7/18/17	275	305
[2] Tennessee Valley Authority	4.500%	4/1/18	175	193
[2] Tennessee Valley Authority	1.750%	10/15/18	150	151
[2] Tennessee Valley Authority	3.875%	2/15/21	250	277
[2] Tennessee Valley Authority	1.875%	8/15/22	175	170
[2] Tennessee Valley Authority	2.875%	9/15/24	300	305
[2] Tennessee Valley Authority	6.750%	11/1/25	50	68
[2] Tennessee Valley Authority	7.125%	5/1/30	1,000	1,483
[2] Tennessee Valley Authority	4.650%	6/15/35	175	208
[2] Tennessee Valley Authority	5.880%	4/1/36	250	341
[2] Tennessee Valley Authority	5.500%	6/15/38	100	132
[2] Tennessee Valley Authority	5.250%	9/15/39	225	290
[2] Tennessee Valley Authority	3.500%	12/15/42	200	199
[2] Tennessee Valley Authority	4.875%	1/15/48	100	119
[2] Tennessee Valley Authority	5.375%	4/1/56	50	65
[2] Tennessee Valley Authority	4.625%	9/15/60	180	204
				80,509
Conventional Mortgage-Backed Securities (20.6%)
[3,4] Fannie Mae Pool	2.000%	8/1/28–
		10/1/28	1,574	1,571
[3,4,5] Fannie Mae Pool	2.500%	8/1/27–
		1/1/43	13,946	14,185
[3,4,5] Fannie Mae Pool	3.000%	11/1/25–
		1/1/45	39,543	40,531
[3,4,5] Fannie Mae Pool	3.500%	9/1/25–
		1/1/45	45,474	47,649
[3,4,5] Fannie Mae Pool	4.000%	8/1/18–
		1/1/45	42,566	45,578
[3,4,5] Fannie Mae Pool	4.500%	2/1/18–
		1/1/45	29,740	32,328
[3,4,5] Fannie Mae Pool	5.000%	3/1/17–
		1/1/45	17,987	19,837
[3,4] Fannie Mae Pool	5.500%	11/1/16–
		4/1/40	13,726	15,344
[3,4] Fannie Mae Pool	6.000%	4/1/16–
		7/1/40	8,660	9,815
[3,4] Fannie Mae Pool	6.500%	5/1/15–
		10/1/39	3,181	3,618
[3,4] Fannie Mae Pool	7.000%	5/1/16–
		11/1/37	821	925
[3,4] Fannie Mae Pool	7.500%	11/1/22–
		2/1/32	81	91
[3,4] Fannie Mae Pool	8.000%	8/1/17–
		11/1/30	54	59
[3,4] Fannie Mae Pool	8.500%	7/1/22–
		4/1/31	16	20
[3,4] Fannie Mae Pool	9.000%	7/1/22–
		12/1/24	2	2
[3,4] Fannie Mae Pool	9.500%	12/1/18–
		2/1/25	2	3
[3,4] Freddie Mac Gold Pool	2.000%	8/1/28	515	515
[3,4,5] Freddie Mac Gold Pool	2.500%	6/1/28–
		2/1/43	10,748	10,904
[3,4,5] Freddie Mac Gold Pool	3.000%	3/1/27–
		1/1/45	21,498	22,031
[3,4,5] Freddie Mac Gold Pool	3.500%	9/1/25–
		1/1/45	26,557	27,759
[3,4,5] Freddie Mac Gold Pool	4.000%	7/1/18–
		1/1/45	26,782	28,600

Vanguard Total Bond Market Index Portfolio

Face				Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4,5] Freddie Mac Gold Pool	4.500%	1/1/18–
		1/1/45	18,263	19,747
[3,4,5] Freddie Mac Gold Pool	5.000%	10/1/17–
		1/1/45	11,241	12,370
[3,4] Freddie Mac Gold Pool	5.500%	8/1/16–
		6/1/41	8,499	9,509
[3,4] Freddie Mac Gold Pool	6.000%	4/1/16–
		3/1/39	6,135	6,959
[3,4] Freddie Mac Gold Pool	6.500%	12/1/15–
		4/1/39	1,831	2,082
[3,4] Freddie Mac Gold Pool	7.000%	1/1/16–
		2/1/37	627	718
[3,4] Freddie Mac Gold Pool	7.500%	10/1/15–
		10/1/30	49	54
[3,4] Freddie Mac Gold Pool	8.000%	12/1/15–
		7/1/30	44	49
[3,4] Freddie Mac Gold Pool	8.500%	4/1/23–
		11/1/30	26	30
[3,4] Freddie Mac Gold Pool	9.000%	5/1/27–
		5/1/30	6	6
[3,4] Freddie Mac Gold Pool	10.000%	3/1/17	1	1
[4,5] Ginnie Mae I Pool	3.000%	1/15/26–
		1/1/45	4,128	4,238
[4,5] Ginnie Mae I Pool	3.500%	11/15/25–
		1/1/45	4,655	4,905
[4,5] Ginnie Mae I Pool	4.000%	10/15/24–
		1/1/45	8,382	8,999
[4,5] Ginnie Mae I Pool	4.500%	8/15/18–
		1/1/45	10,495	11,495
[4] Ginnie Mae I Pool	5.000%	1/15/18–
		1/1/45	5,949	6,578
[4] Ginnie Mae I Pool	5.500%	6/15/18–
		12/15/40	3,780	4,242
[4] Ginnie Mae I Pool	6.000%	2/15/17–
		3/15/40	2,764	3,131
[4] Ginnie Mae I Pool	6.500%	11/15/23–
		2/15/39	829	939
[4] Ginnie Mae I Pool	7.000%	5/15/23–
		10/15/31	158	178
[4] Ginnie Mae I Pool	7.500%	4/15/22–
		1/15/31	70	76
[4] Ginnie Mae I Pool	8.000%	2/15/22–
		10/15/30	46	49
[4] Ginnie Mae I Pool	8.500%	6/15/24–
		9/15/26	8	9
[4] Ginnie Mae I Pool	9.000%	9/15/16–
		7/15/30	10	12
[4] Ginnie Mae I Pool	9.500%	12/15/21	3	3
[4] Ginnie Mae I Pool	10.000%	5/15/20	1	1
[4] Ginnie Mae II Pool	2.500%	2/20/28–
		6/20/28	649	669
[4,5] Ginnie Mae II Pool	3.000%	2/20/27–
		1/1/45	18,861	19,344
[4,5] Ginnie Mae II Pool	3.500%	9/20/25–
		1/1/45	35,096	36,886
[4,5] Ginnie Mae II Pool	4.000%	9/20/25–
		1/1/45	26,979	28,925
[4,5] Ginnie Mae II Pool	4.500%	6/20/39–
		1/1/45	18,888	20,691
[4] Ginnie Mae II Pool	5.000%	3/20/18–
		2/20/44	9,547	10,554
[4] Ginnie Mae II Pool	5.500%	6/20/34–
		8/20/41	2,552	2,827
[4] Ginnie Mae II Pool	6.000%	3/20/33–
		7/20/39	1,573	1,787
[4] Ginnie Mae II Pool	6.500%	12/20/35–
		11/20/39	522	594
[4] Ginnie Mae II Pool	7.000%	8/20/36–
		4/20/38	62	70
				540,092

Nonconventional Mortgage-Backed Securities (0.5%)
[3,4,6] Fannie Mae Pool	1.467%	4/1/37	32	34
[3,4,6] Fannie Mae Pool	1.817%	9/1/37	71	77
[3,4,6] Fannie Mae Pool	2.080%	8/1/35	147	157
[3,4,6] Fannie Mae Pool	2.106%	11/1/36	83	88
[3,4] Fannie Mae Pool	2.109%	3/1/43	250	256
[3,4,6] Fannie Mae Pool	2.165%	6/1/36	1	1
[3,4,6] Fannie Mae Pool	2.191%	10/1/39	36	37
[3,4] Fannie Mae Pool	2.193%	6/1/43	236	242
[3,4] Fannie Mae Pool	2.194%	12/1/41	133	137
[3,4,6] Fannie Mae Pool	2.195%	7/1/39–
		6/1/43	24	24
[3,4] Fannie Mae Pool	2.202%	9/1/42	215	224
[3,4,6] Fannie Mae Pool	2.206%	12/1/33	23	25
[3,4,6] Fannie Mae Pool	2.224%	8/1/37	64	68
[3,4,6] Fannie Mae Pool	2.228%	2/1/36	27	27
[3,4] Fannie Mae Pool	2.232%	10/1/42	157	160
[3,4,6] Fannie Mae Pool	2.235%	6/1/37	42	44
[3,4,6] Fannie Mae Pool	2.248%	9/1/34	18	19
[3,4] Fannie Mae Pool	2.265%	7/1/43	282	282
[3,4,6] Fannie Mae Pool	2.304%	11/1/39	22	23
[3,4,6] Fannie Mae Pool	2.325%	7/1/37	14	14
[3,4,6] Fannie Mae Pool	2.392%	1/1/37	69	75
[3,4,6] Fannie Mae Pool	2.393%	12/1/35	70	75
[3,4] Fannie Mae Pool	2.402%	5/1/42	332	337
[3,4] Fannie Mae Pool	2.407%	7/1/42	221	228
[3,4,6] Fannie Mae Pool	2.419%	11/1/34	31	32
[3,4,6] Fannie Mae Pool	2.428%	11/1/39	46	48
[3,4,6] Fannie Mae Pool	2.435%	11/1/33	23	25
[3,4,6] Fannie Mae Pool	2.438%	1/1/35	114	122
[3,4] Fannie Mae Pool	2.443%	5/1/43	454	470
[3,4] Fannie Mae Pool	2.449%	10/1/42	191	196
[3,4] Fannie Mae Pool	2.464%	9/1/43	32	33
[3,4] Fannie Mae Pool	2.493%	10/1/40	144	153
[3,4] Fannie Mae Pool	2.506%	12/1/40	115	121
[3,4,6] Fannie Mae Pool	2.551%	7/1/42	62	65
[3,4] Fannie Mae Pool	2.604%	12/1/41	140	145
[3,4] Fannie Mae Pool	2.624%	11/1/41	133	141
[3,4] Fannie Mae Pool	2.673%	1/1/42	145	153
[3,4] Fannie Mae Pool	2.767%	3/1/41	90	96
[3,4] Fannie Mae Pool	2.775%	3/1/42	203	209
[3,4] Fannie Mae Pool	2.793%	1/1/42	131	137
[3,4] Fannie Mae Pool	2.810%	11/1/41	142	151
[3,4,6] Fannie Mae Pool	2.846%	5/1/42	56	58
[3,4] Fannie Mae Pool	2.911%	12/1/40	68	72
[3,4] Fannie Mae Pool	2.971%	3/1/42	123	128
[3,4] Fannie Mae Pool	2.993%	9/1/43	253	261
[3,4] Fannie Mae Pool	3.060%	2/1/41–
		3/1/41	72	76
[3,4] Fannie Mae Pool	3.065%	3/1/41	165	174
[3,4] Fannie Mae Pool	3.128%	2/1/41	144	149
[3,4] Fannie Mae Pool	3.163%	12/1/40	86	91
[3,4] Fannie Mae Pool	3.218%	9/1/40	112	118
[3,4] Fannie Mae Pool	3.228%	12/1/40	89	94
[3,4] Fannie Mae Pool	3.230%	8/1/40	127	133
[3,4,6] Fannie Mae Pool	3.241%	1/1/40	54	56
[3,4] Fannie Mae Pool	3.251%	10/1/40	66	69
[3,4] Fannie Mae Pool	3.265%	5/1/41	108	115
[3,4] Fannie Mae Pool	3.318%	11/1/40	40	42
[3,4] Fannie Mae Pool	3.331%	8/1/42	173	179
[3,4] Fannie Mae Pool	3.431%	5/1/40	45	47
[3,4] Fannie Mae Pool	3.489%	5/1/40	24	26
[3,4] Fannie Mae Pool	3.534%	6/1/41	30	32
[3,4] Fannie Mae Pool	3.542%	7/1/41	193	198
[3,4] Fannie Mae Pool	3.580%	8/1/39	52	55
[3,4] Fannie Mae Pool	3.623%	4/1/41	107	113
[3,4] Fannie Mae Pool	3.735%	6/1/41	119	127
[3,4] Fannie Mae Pool	3.808%	9/1/40	161	170
[3,4] Fannie Mae Pool	4.259%	12/1/39	121	124
[3,4] Fannie Mae Pool	5.102%	3/1/38	65	68

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4,6] Fannie Mae Pool	5.146%	11/1/39	48	51
[3,4,6] Fannie Mae Pool	5.153%	8/1/39	109	114
[3,4] Fannie Mae Pool	5.259%	7/1/38	14	15
[3,4] Fannie Mae Pool	5.278%	7/1/36	22	22
[3,4] Fannie Mae Pool	5.555%	5/1/36	33	35
[3,4] Fannie Mae Pool	5.568%	4/1/37	42	45
[3,4] Fannie Mae Pool	5.762%	10/1/37	59	63
[3,4] Fannie Mae Pool	5.784%	12/1/37	76	82
[3,4] Fannie Mae Pool	6.150%	10/1/37	80	83
[3,4,6] Freddie Mac Non Gold Pool	1.485%	10/1/37	2	2
[3,4,6] Freddie Mac Non Gold Pool	1.730%	6/1/37	44	45
[3,4,6] Freddie Mac Non Gold Pool	2.160%	10/1/37	27	28
[3,4,6] Freddie Mac Non Gold Pool	2.165%	7/1/35	35	37
[3,4,6] Freddie Mac Non Gold Pool	2.258%	12/1/36	23	24
[3,4,6] Freddie Mac Non Gold Pool	2.259%	3/1/37	10	10
[3,4,6] Freddie Mac Non Gold Pool	2.276%	12/1/34	48	52
[3,4,6] Freddie Mac Non Gold Pool	2.320%	2/1/37	14	14
[3,4] Freddie Mac Non Gold Pool	2.323%	5/1/42	29	29
[3,4,6] Freddie Mac Non Gold Pool	2.344%	12/1/36	75	81
[3,4,6] Freddie Mac Non Gold Pool	2.352%	1/1/35	8	9
[3,4,6] Freddie Mac Non Gold Pool	2.375%	11/1/34–
		5/1/36	88	92
[3,4,6] Freddie Mac Non Gold Pool	2.383%	12/1/35	36	39
[3,4] Freddie Mac Non Gold Pool	2.573%	2/1/42	114	121
[3,4] Freddie Mac Non Gold Pool	2.639%	12/1/40	63	65
[3,4] Freddie Mac Non Gold Pool	2.652%	11/1/40	52	54
[3,4] Freddie Mac Non Gold Pool	2.722%	12/1/40	108	112
[3,4,6] Freddie Mac Non Gold Pool	2.740%	10/1/36	38	40
[3,4] Freddie Mac Non Gold Pool	2.742%	2/1/42	88	93
[3,4] Freddie Mac Non Gold Pool	2.781%	1/1/41	96	101
[3,4] Freddie Mac Non Gold Pool	2.866%	2/1/41	120	128
[3,4] Freddie Mac Non Gold Pool	2.962%	2/1/41	34	36
[3,4] Freddie Mac Non Gold Pool	3.096%	6/1/41	53	56
[3,4] Freddie Mac Non Gold Pool	3.105%	3/1/41	50	54
[3,4] Freddie Mac Non Gold Pool	3.132%	1/1/41	24	26
[3,4] Freddie Mac Non Gold Pool	3.151%	11/1/40	116	119
[3,4] Freddie Mac Non Gold Pool	3.238%	6/1/40	60	61
[3,4] Freddie Mac Non Gold Pool	3.350%	5/1/40	28	30
[3,4] Freddie Mac Non Gold Pool	3.451%	5/1/40	27	28
[3,4] Freddie Mac Non Gold Pool	3.586%	6/1/40	153	161
[3,4] Freddie Mac Non Gold Pool	3.614%	6/1/40	74	78
[3,4] Freddie Mac Non Gold Pool	3.676%	9/1/40	139	147
[3,4] Freddie Mac Non Gold Pool	4.387%	5/1/38	7	7
[3,4] Freddie Mac Non Gold Pool	5.280%	3/1/38	80	85
[3,4] Freddie Mac Non Gold Pool	5.447%	1/1/38	19	19
[3,4] Freddie Mac Non Gold Pool	5.484%	2/1/36	27	28
[3,4] Freddie Mac Non Gold Pool	5.784%	9/1/37	33	35
[3,4] Freddie Mac Non Gold Pool	5.809%	5/1/37	65	68
[3,4] Freddie Mac Non Gold Pool	6.058%	12/1/36	55	57
[4,6] Ginnie Mae II Pool	2.000%	4/20/41–
		6/20/43	762	786
[4,6] Ginnie Mae II Pool	2.125%	5/20/41	53	57
[4,6] Ginnie Mae II Pool	2.500%	10/20/39–
		1/20/42	343	352
[4] Ginnie Mae II Pool	3.000%	11/20/40–
		11/20/41	545	573
[4] Ginnie Mae II Pool	3.500%	1/20/41–/
		10/20/41	440	461
[4,6] Ginnie Mae II Pool	4.000%	10/20/38–
		10/20/41	217	228
[4] Ginnie Mae II Pool	5.000%	7/20/38	10	10
				12,974
Total U.S. Government and Agency Obligations
(Cost $1,642,156) 1,691,581
Asset-Backed/Commercial Mortgage-Backed Securities (2.8%)
[4] AEP Texas Central Transition
Funding II LLC 2006-A	5.170%	1/1/18	100	107
[4] Ally Auto Receivables Trust 2011-2	1.980%	4/15/16	25	26
[4] Ally Auto Receivables Trust 2011-4	1.140%	6/15/16	26	26

[4]	Ally Auto Receivables Trust 2012-5	0.850%	1/16/18	140	140
[4]	Ally Auto Receivables Trust 2013-2	0.790%	1/15/18	50	50
[4]	Ally Auto Receivables Trust 2013-2	1.240%	11/15/18	25	25
[4]	Ally Auto Receivables Trust 2014-1	0.970%	10/15/18	75	75
[4]	Ally Auto Receivables Trust 2014-1	1.530%	4/15/19	25	25
[4]	Ally Auto Receivables Trust 2014-3	1.280%	6/17/19	100	100
[4]	Ally Auto Receivables Trust 2014-3	1.720%	3/16/20	55	55
[4]	Ally Auto Receivables Trust 2014-SN1	0.750%	2/21/17	75	74
[4]	Ally Auto Receivables Trust 2014-SN1	0.950%	6/20/18	50	50
[4]	Ally Auto Receivables Trust 2014-SN2	1.030%	9/20/17	75	75
[4]	Ally Auto Receivables Trust 2014-SN2	1.210%	2/20/19	75	75
[4]	Ally Master Owner Trust Series 2014-4	1.430%	6/17/19	100	100
[4]	American Express Credit Account
	Secured Note Trust 2014-3	1.490%	4/15/20	175	176
[4]	American Express Credit Account
	Secured Note Trust 2014-4	1.430%	6/15/20	100	100
[4]	AmeriCredit Automobile Receivables
	Trust 2013-1	0.610%	10/10/17	33	33
[4]	AmeriCredit Automobile Receivables
	Trust 2013-2	0.650%	12/8/17	26	26
[4]	AmeriCredit Automobile Receivables
	Trust 2013-3	0.920%	4/9/18	64	64
[4]	AmeriCredit Automobile Receivables
	Trust 2013-4	0.960%	4/9/18	20	20
[4]	AmeriCredit Automobile Receivables
	Trust 2014-1	0.900%	2/8/19	25	25
[4]	AmeriCredit Automobile Receivables
	Trust 2014-1	1.680%	7/8/19	25	25
[4]	AmeriCredit Automobile Receivables
	Trust 2014-3	1.150%	6/10/19	50	50
[4]	Banc of America Commercial
	Mortgage Trust 2005-6	5.152%	9/10/47	50	52
[4]	Banc of America Commercial
	Mortgage Trust 2005-6	5.152%	9/10/47	90	93
[4]	Banc of America Commercial
	Mortgage Trust 2006-1	5.421%	9/10/45	5	5
[4]	Banc of America Commercial
	Mortgage Trust 2006-2	5.728%	5/10/45	325	338
[4]	Banc of America Commercial
	Mortgage Trust 2006-2	5.763%	5/10/45	85	89
[4]	Banc of America Commercial
	Mortgage Trust 2006-4	5.634%	7/10/46	464	489
[4]	Banc of America Commercial
	Mortgage Trust 2006-5	5.414%	9/10/47	425	446
[4]	Banc of America Commercial
	Mortgage Trust 2006-5	5.448%	9/10/47	50	52
[4]	Banc of America Commercial Mortgage
	Trust 2008-1	6.245%	2/10/51	416	460
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR12	5.743%	9/11/38	150	157
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR13	5.582%	9/11/41	95	101
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2006-TOP22	5.575%	4/12/38	125	131
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2006-TOP24	5.568%	10/12/41	237	252
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.655%	6/11/40	66	67
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.707%	6/11/40	150	164
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.694%	6/11/50	150	163
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.896%	6/11/50	235	258
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR18	5.700%	6/11/50	575	626
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP26	5.471%	1/12/45	68	73
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP26	5.513%	1/12/45	190	204

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.742%	9/11/42	825	901
[4]	BMW Vehicle Owner Trust 2014-A	0.970%	11/26/18	100	100
[4]	BMW Vehicle Owner Trust 2014-A	1.500%	2/25/21	75	75
[4]	Capital Auto Receivables Asset Trust
	2013-1	0.790%	6/20/17	82	82
[4]	Capital Auto Receivables Asset Trust
	2013-3	1.040%	11/21/16	55	55
[4]	Capital Auto Receivables Asset Trust
	2013-3	1.310%	12/20/17	53	53
[4]	Capital Auto Receivables Asset Trust
	2013-3	1.680%	4/20/18	30	30
[4]	Capital Auto Receivables Asset Trust
	2014-2	0.910%	4/20/17	50	50
[4]	Capital Auto Receivables Asset Trust
	2014-2	1.260%	5/21/18	25	25
[4]	Capital Auto Receivables Asset Trust
	2014-2	1.620%	10/22/18	25	25
[4]	Capital Auto Receivables Asset Trust
	2014-3	1.480%	11/20/18	50	50
[4]	Capital Auto Receivables Asset Trust
	2014-3	1.830%	4/22/19	25	25
[4]	Capital One Multi-asset Execution
	Trust 2006-A3	5.050%	12/17/18	1,000	1,045
[4]	Capital One Multi-asset Execution
	Trust 2007-A7	5.750%	7/15/20	225	250
[4]	Capital One Multi-Asset Execution
	Trust 2014-A2	1.260%	1/15/20	50	50
[4]	Capital One Multi-Asset Execution
	Trust 2014-A5	1.480%	7/15/20	150	150
[4]	CarMax Auto Owner Trust 2012-3	0.790%	4/16/18	55	55
[4]	CarMax Auto Owner Trust 2013-2	0.640%	1/16/18	79	79
[4]	Carmax Auto Owner Trust 2013-2	0.840%	11/15/18	33	33
[4]	Carmax Auto Owner Trust 2013-3	0.970%	4/16/18	80	80
[4]	Carmax Auto Owner Trust 2013-3	1.490%	1/15/19	40	40
[4]	Carmax Auto Owner Trust 2013-4	0.800%	7/16/18	25	25
[4]	Carmax Auto Owner Trust 2013-4	1.280%	5/15/19	25	25
[4]	Carmax Auto Owner Trust 2014-1	0.790%	10/15/18	35	35
[4]	Carmax Auto Owner Trust 2014-1	1.320%	7/15/19	25	25
[4]	Carmax Auto Owner Trust 2014-2	0.980%	1/15/19	75	75
[4]	Carmax Auto Owner Trust 2014-3	1.160%	6/17/19	75	75
[4]	Carmax Auto Owner Trust 2014-3	1.730%	2/18/20	25	25
[4]	Carmax Auto Owner Trust 2014-4	1.250%	11/15/19	125	125
[4]	CD 2006-CD3 Mortgage Trust	5.648%	10/15/48	250	267
[4]	CD 2007-CD4 Commercial
	Mortgage Trust	5.322%	12/11/49	250	265
[4]	CD 2007-CD5 Mortgage Trust	5.886%	11/15/44	379	413
[4]	CenterPoint Energy Transition Bond
	Co. II LLC 2005-A	5.170%	8/1/19	38	40
[4]	CenterPoint Energy Transition Bond
	Co. II LLC 2005-A	5.302%	8/1/20	26	29
[4]	CenterPoint Energy Transition Bond
	Co. IV LLC 2012-1	3.028%	10/15/25	350	359
[4]	Chase Issuance Trust 2006-A2	5.160%	4/16/18	397	416
[4]	Chase Issuance Trust 2012-A3	0.790%	6/15/17	237	237
[4]	Chase Issuance Trust 2012-A4	1.580%	8/16/21	150	148
[4]	Chase Issuance Trust 2012-A5	0.590%	8/15/17	100	100
[4]	Chase Issuance Trust 2012-A7	2.160%	9/16/24	313	305
[4]	Chase Issuance Trust 2013-A1	1.300%	2/18/20	275	272
[4]	Chase Issuance Trust 2013-A8	1.010%	10/15/18	225	225
[4]	Chase Issuance Trust 2014-A1	1.150%	1/15/19	125	125
[4]	Chase Issuance Trust 2014-A2	2.770%	3/15/23	225	230
[4]	Chase Issuance Trust 2014-A6	1.260%	7/15/19	300	299
[4]	Chase Issuance Trust 2014-A7	1.380%	11/15/19	225	225
[4]	Citibank Credit Card Issuance Trust
	2003-A7	4.150%	7/7/17	229	233
[4]	Citibank Credit Card Issuance Trust
	2005-A2	4.850%	3/10/17	125	126
[4]	Citibank Credit Card Issuance Trust
	2005-A9	5.100%	11/20/17	301	312

[4]	Citibank Credit Card Issuance Trust
	2007-A8	5.650%	9/20/19	250	277
[4]	Citibank Credit Card Issuance Trust
	2008-A1	5.350%	2/7/20	245	272
[4]	Citibank Credit Card Issuance Trust
	2013-A10	0.730%	2/7/18	100	100
[4]	Citibank Credit Card Issuance Trust
	2014-A1	2.880%	1/23/23	100	103
[4]	Citibank Credit Card Issuance Trust
	2014-A4	1.230%	4/24/19	225	225
[4]	Citibank Credit Card Issuance Trust
	2014-A5	2.680%	6/7/23	200	203
[4]	Citibank Credit Card Issuance Trust
	2014-A6	2.150%	7/15/21	400	401
[4]	Citibank Credit Card Issuance Trust
	2014-A8	1.730%	4/9/20	325	326
[4]	Citigroup Commercial Mortgage Trust
	2006-C4	5.771%	3/15/49	372	388
[4]	Citigroup Commercial Mortgage Trust
	2006-C5	5.431%	10/15/49	110	116
[4]	Citigroup Commercial Mortgage Trust
	2006-C5	5.462%	10/15/49	100	106
[4]	Citigroup Commercial Mortgage Trust
	2007-C6	5.710%	12/10/49	600	653
[4]	Citigroup Commercial Mortgage Trust
	2008-C7	6.142%	12/10/49	497	545
[4]	Citigroup Commercial Mortgage Trust
	2012-GC8	3.024%	9/10/45	75	76
[4]	Citigroup Commercial Mortgage Trust
	2013-GC11	3.093%	4/10/46	100	101
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	3.161%	9/10/46	75	78
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	4.371%	9/10/46	50	55
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	4.649%	9/10/46	75	83
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	2.790%	3/10/47	37	38
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	3.552%	3/10/47	25	26
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	4.023%	3/10/47	25	27
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	4.345%	3/10/47	25	27
[4]	Citigroup Commercial Mortgage Trust
	2014-GC21	3.855%	5/10/47	50	53
[4]	Citigroup Commercial Mortgage Trust
	2014-GC21	4.328%	5/10/47	50	52
[4]	Citigroup Commercial Mortgage Trust
	2014-GC23	3.622%	7/10/47	100	104
[4]	Citigroup Commercial Mortgage Trust
	2014-GC25	3.635%	10/10/47	175	181
[4]	COBALT CMBS Commercial Mortgage
	Trust 2007-C3	5.766%	5/15/46	266	289
[4]	COMM 2006-C7 Mortgage Trust	5.756%	6/10/46	510	534
[4]	COMM 2006-C7 Mortgage Trust	5.781%	6/10/46	100	105
[4]	COMM 2007-C9 Mortgage Trust	5.796%	12/10/49	550	600
[4]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	58	59
[4]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	65	68
[4,7] COMM 2012-CCRE3 Mortgage Trust		3.416%	10/15/45	78	79
[4]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	125	125
[4]	COMM 2013-CCRE11 Mortgage Trust	3.047%	10/10/46	30	31
[4]	COMM 2013-CCRE11 Mortgage Trust	3.660%	10/10/46	30	32
[4]	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	40	43
[4]	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	50	55
[4]	COMM 2013-CCRE11 Mortgage Trust	4.715%	10/10/46	30	33
[4]	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	21	21
[4]	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	50	51
[4]	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	50	53
[4]	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	50	53

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	50	54
[4]	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	25	27
[4]	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	25	27
[4]	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	65	66
[4]	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	50	51
[4]	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	71	74
[4]	COMM 2013-CCRE9 Mortgage Trust	4.235%	7/10/45	90	99
[4]	COMM 2013-CCRE9 Mortgage Trust	4.210%	8/10/46	20	22
[4]	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	40	41
[4]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	40	43
[4]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	104	104
[4]	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	58	58
[4]	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	87	89
[4]	COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	30	31
[4]	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	56	60
[4]	COMM 2014-CCRE15 Mortgage Trust	4.717%	2/10/47	28	31
[4]	COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	50	52
[4]	COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	75	80
[4]	COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	175	184
[4]	COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	50	53
[4]	COMM 2014-CCRE21 Mortgage Trust	3.095%	12/10/47	86	89
[4]	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	175	181
[4]	COMM 2014-CR17 Mortgage Trust	3.012%	5/10/47	50	52
[4]	COMM 2014-CR17 Mortgage Trust	3.598%	5/10/47	25	26
[4]	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	50	53
[4]	COMM 2014-CR17 Mortgage Trust	4.377%	5/10/47	25	26
[4]	COMM 2014-CR20 Mortgage Trust	3.590%	11/10/47	50	52
[4]	COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	50	51
[4]	COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	75	80
[4]	COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	100	104
[4]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	50	53
[4]	COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	24	25
[4]	COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	22	23
[4]	COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	54	58
[4]	COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	15	16
[4]	COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	10	11
[4]	COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	50	51
[4]	COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	100	106
[4]	COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	125	130
[4]	COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	44	45
[4]	COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	125	132
[4]	COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	125	128
[4]	COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	125	129
[4]	COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	225	232
[4]	COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	50	52
[4]	Commercial Mortgage Trust 2006-GG7	5.819%	7/10/38	241	252
[4]	Credit Suisse Commercial Mortgage
	Trust Series 2006-C1	5.467%	2/15/39	100	104
[4]	Credit Suisse Commercial Mortgage
	Trust Series 2006-C1	5.467%	2/15/39	200	208
[4]	Credit Suisse Commercial Mortgage
	Trust Series 2006-C3	5.806%	6/15/38	563	588
[4]	Credit Suisse Commercial Mortgage
	Trust Series 2006-C3	5.806%	6/15/38	75	79
[4]	Credit Suisse Commercial Mortgage
	Trust Series 2006-C4	5.509%	9/15/39	50	53
[4]	Credit Suisse Commercial Mortgage
	Trust Series 2006-C5	5.311%	12/15/39	148	156
[4]	Credit Suisse Commercial Mortgage
	Trust Series 2007-C1	5.383%	2/15/40	142	150
[4]	Credit Suisse Commercial Mortgage
	Trust Series 2007-C3	5.702%	6/15/39	156	166
[4]	CSFB Commercial Mortgage Trust
	2005-C6	5.230%	12/15/40	85	87
[4]	Discover Card Execution Note Trust
	2007-A1	5.650%	3/16/20	275	304
[4]	Discover Card Execution Note Trust
	2014-A5	1.390%	4/15/20	300	300
[3,4] Fannie Mae-Aces 2013-M12		2.385%	3/25/23	315	313
[3,4] Fannie Mae-Aces 2013-M14		2.505%	4/25/23	332	328

[3,4] Fannie Mae-Aces 2013-M14	3.329%	10/25/23	350	364
[3,4] Fannie Mae-Aces 2013-M4	2.608%	3/25/22	25	25
[3,4] Fannie Mae-Aces 2013-M7	2.280%	12/27/22	100	97
[3,4] Fannie Mae-Aces 2014-M1	2.323%	11/25/18	471	478
[3,4] Fannie Mae-Aces 2014-M1	3.373%	7/25/23	450	469
[3,4] Fannie Mae-Aces 2014-M12	2.614%	10/25/21	350	354
[3,4] Fannie Mae-Aces 2014-M2	1.916%	6/25/21	142	143
[3,4] Fannie Mae-Aces 2014-M2	3.513%	12/25/23	346	366
[3,4] Fannie Mae-Aces 2014-M3	2.613%	1/25/24	145	147
[3,4] Fannie Mae-Aces 2014-M3	3.477%	1/25/24	175	185
[3,4] Fannie Mae-Aces 2014-M4	3.346%	3/25/24	175	183
[3,4] Fannie Mae-Aces 2014-M6	2.679%	5/25/21	325	325
[3,4] Fannie Mae-Aces 2014-M7	3.557%	6/25/24	349	365
[3,4] Fannie Mae-Aces 2014-M8	2.346%	6/25/24	49	49
[3,4] Fannie Mae-Aces 2014-M8	3.056%	6/25/24	175	178
[3,4] Fannie Mae-Aces 2014-M9	1.462%	4/25/17	250	251
[3,4] Fannie Mae-Aces 2014-M9	3.103%	7/25/24	200	205
[3,4] Fannie Mae-Aces FNMA_14-M13	1.637%	11/25/17	50	50
[3,4] Fannie Mae-Aces FNMA_14-M13	2.566%	8/25/24	50	50
[3,4] Fannie Mae-Aces FNMA_14-M13	3.021%	8/25/24	125	127
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K010	2.412%	8/25/18	75	76
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K010	3.320%	7/25/20	277	290
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K014	3.871%	4/25/21	133	144
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K017	2.873%	12/25/21	350	360
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K019	2.272%	3/25/22	150	148
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K020	2.373%	5/25/22	350	347
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K021	2.396%	6/25/22	225	224
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K026	2.510%	11/25/22	325	322
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K027	2.637%	1/25/23	325	326
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K028	3.111%	2/25/23	475	493
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K029	3.320%	2/25/23	325	342
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K030	2.779%	9/25/22	314	323
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K030	3.250%	4/25/23	325	341
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K031	3.300%	4/25/23	340	357
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K032	3.016%	2/25/23	328	342
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K032	3.310%	5/25/23	340	358
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K033	2.871%	2/25/23	288	298
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K033	3.060%	7/25/23	325	335
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K034	3.531%	7/25/23	288	308
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K035	3.458%	8/25/23	400	425
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K036	3.527%	10/25/23	325	347
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K038	2.604%	10/25/23	122	125
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K038	3.389%	3/25/24	400	423
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K039	2.683%	12/25/23	74	76
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K039	3.303%	7/25/24	225	237

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates K040	2.768%	4/25/24	100	102
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates K040	3.241%	9/25/24	275	287
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates K041	3.171%	10/25/24	275	285
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates K702	3.154%	2/25/18	523	545
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates K706	2.323%	10/25/18	100	102
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates K710	1.883%	5/25/19	25	25
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates K711	1.730%	7/25/19	50	49
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates K714	3.034%	10/25/20	150	156
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates K716	2.413%	1/25/21	74	76
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates K716	3.130%	6/25/21	275	287
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates K717	2.991%	9/25/21	225	232
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates_K005	3.484%	4/25/19	240	251
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates_K006-A1	3.398%	7/25/19	183	193
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates_K007-A1	3.342%	12/25/19	140	146
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates_K009-A1	2.757%	5/25/20	239	246
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates_K503	1.384%	1/25/19	173	172
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates_K503	2.456%	8/25/19	325	332
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates_K708-A1	1.670%	10/25/18	73	74
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates_K711-A1	1.321%	12/25/18	260	260
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates_FHMS-K715	2.856%	1/25/21	125	129
[4]	Fifth Third Auto 2014-1	0.680%	4/16/18	75	75
[4]	Fifth Third Auto 2014-1	1.140%	10/15/20	50	50
[4]	Fifth Third Auto 2014-2	0.890%	11/15/18	50	50
[4]	Ford Credit Auto Lease Trust 2014-A	0.680%	4/15/17	50	50
[4]	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	40	40
[4]	Ford Credit Auto Lease Trust 2014-B	0.890%	9/15/17	50	50
[4]	Ford Credit Auto Owner Trust 2011-A	1.650%	5/15/16	9	9
[4]	Ford Credit Auto Owner Trust 2012-A	1.150%	6/15/17	150	150
[4]	Ford Credit Auto Owner Trust 2012-B	0.720%	12/15/16	24	24
[4]	Ford Credit Auto Owner Trust 2013-A	0.550%	7/15/17	75	75
[4]	Ford Credit Auto Owner Trust 2013-B	0.570%	10/15/17	64	64
[4]	Ford Credit Auto Owner Trust 2013-B	0.760%	8/15/18	30	30
[4]	Ford Credit Auto Owner Trust 2013-C	0.820%	12/15/17	77	77
[4]	Ford Credit Auto Owner Trust 2013-C	1.250%	10/15/18	26	26
[4]	Ford Credit Auto Owner Trust 2014-B	0.900%	10/15/18	100	100
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2013-5	1.500%	9/15/18	100	101
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-1	1.200%	2/15/19	100	100
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-4	1.400%	8/15/19	225	225
[4]	GE Capital Credit Card Master Note
	Trust Series 2012-7	1.760%	9/15/22	148	146
[4]	GE Commercial Mortgage Corp.
	Series 2006-C1 Trust	5.274%	3/10/44	175	184
[4]	GE Commercial Mortgage Corp.
	Series 2007-C1 Trust	5.543%	12/10/49	275	291
[4]	GS Mortgage Securities Trust
	2006-GG6	5.553%	4/10/38	150	156

[4]	GS Mortgage Securities Trust
	2011-GC5	3.707%	8/10/44	80	85
[4]	GS Mortgage Securities Trust
	2012-GC6	3.482%	1/10/45	300	314
[4]	GS Mortgage Securities Trust
	2012-GCJ7	3.377%	5/10/45	175	182
[4]	GS Mortgage Securities Trust
	2012-GCJ9	2.773%	11/10/45	125	124
[4]	GS Mortgage Securities Trust
	2013-GC10	2.943%	2/10/46	92	92
[4]	GS Mortgage Securities Trust
	2013-GC10	3.279%	2/10/46	35	35
[4]	GS Mortgage Securities Trust
	2013-GC13	4.038%	7/10/46	20	22
[4]	GS Mortgage Securities Trust
	2013-GCJ12	3.135%	6/10/46	90	91
[4]	GS Mortgage Securities Trust
	2013-GCJ12	3.375%	6/10/46	39	39
[4]	GS Mortgage Securities Trust
	2013-GCJ14	2.995%	8/10/46	45	46
[4]	GS Mortgage Securities Trust
	2013-GCJ14	3.817%	8/10/46	30	32
[4]	GS Mortgage Securities Trust
	2013-GCJ14	4.243%	8/10/46	150	164
[4]	GS Mortgage Securities Trust
	2014-GC18	3.467%	6/10/47	50	52
[4]	GS Mortgage Securities Trust
	2014-GC18	3.862%	6/10/47	50	53
[4]	GS Mortgage Securities Trust
	2014-GC24	3.931%	9/10/47	125	133
[4]	GS Mortgage Securities Trust
	2014-GC24	4.507%	9/10/47	25	27
[4]	GS Mortgage Securities Trust
	2014-GC26	2.902%	11/10/47	50	51
[4]	GS Mortgage Securities Trust
	2014-GC26	3.365%	11/10/47	75	77
[4]	GS Mortgage Securities Trust
	2014-GC26	3.629%	11/10/47	225	234
[4]	GS Mortgage Securities Trust
	2014-GC26	3.964%	11/10/47	50	52
[4]	GS Mortgage Securities Trust
	2014-GC26	4.215%	11/10/47	50	52
[4]	Honda Auto Receivables 2012-4
	Owner Trust	0.660%	12/18/18	125	125
[4]	Honda Auto Receivables 2013-1
	Owner Trust	0.480%	11/21/16	95	95
[4]	Honda Auto Receivables 2013-1
	Owner Trust	0.620%	3/21/19	109	109
[4]	Honda Auto Receivables 2013-2
	Owner Trust	0.530%	2/16/17	38	38
[4]	Honda Auto Receivables 2013-2
	Owner Trust	0.660%	6/17/19	38	38
[4]	Honda Auto Receivables 2013-4
	Owner Trust	0.690%	9/18/17	50	50
[4]	Honda Auto Receivables 2013-4
	Owner Trust	1.040%	2/18/20	50	50
[4]	Honda Auto Receivables 2014-1
	Owner Trust	0.670%	11/21/17	73	73
[4]	Honda Auto Receivables 2014-1
	Owner Trust	1.040%	2/21/20	36	36
[4]	Honda Auto Receivables 2014-2
	Owner Trust	0.770%	3/19/18	50	50
[4]	Honda Auto Receivables 2014-3
	Owner Trust	0.880%	6/15/18	100	100
[4]	Honda Auto Receivables 2014-3
	Owner Trust	1.310%	10/15/20	50	50
[4]	Hyundai Auto Receivables Trust
	2012-C	0.730%	6/15/18	75	75
[4]	Hyundai Auto Receivables Trust
	2013-A	0.560%	7/17/17	56	56

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Hyundai Auto Receivables Trust
	2013-A	0.750%	9/17/18	115	115
[4]	Hyundai Auto Receivables Trust
	2013-B	0.710%	9/15/17	100	100
[4]	Hyundai Auto Receivables Trust
	2013-B	1.010%	2/15/19	50	50
[4]	Hyundai Auto Receivables Trust
	2013-C	1.010%	2/15/18	240	241
[4]	Hyundai Auto Receivables Trust
	2013-C	1.550%	3/15/19	60	61
[4]	Hyundai Auto Receivables Trust
	2014-A	0.790%	7/16/18	54	54
[4]	Hyundai Auto Receivables Trust
	2014-B	0.900%	12/17/18	100	100
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2005-CIBC13	5.284%	1/12/43	50	51
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2005-LDP5	5.278%	12/15/44	105	108
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2005-LDP5	5.357%	12/15/44	35	36
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-CB17	5.429%	12/12/43	250	263
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-CIBC14	5.433%	12/12/44	75	78
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-CIBC16	5.593%	5/12/45	253	269
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-LDP7	5.865%	4/15/45	275	287
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-LDP7	5.865%	4/15/45	65	69
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-LDP8	5.440%	5/15/45	115	122
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC18	5.440%	6/12/47	241	257
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC20	5.794%	2/12/51	525	566
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC20	5.877%	2/12/51	75	83
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP11	5.787%	6/15/49	300	322
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C6	3.507%	5/15/45	225	235
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	2.829%	10/15/45	150	150
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-CIBX	3.483%	6/15/45	176	184
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C10	3.143%	12/15/47	52	53
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C10	3.372%	12/15/47	39	40
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	58	58
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2014-C20	2.872%	7/15/47	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	3.664%	7/15/45	39	41
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	4.026%	7/15/45	26	28
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	3.761%	8/15/46	40	42
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.133%	8/15/46	100	108

[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.409%	8/15/46	30	33
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	1.233%	11/15/45	20	20
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	2.977%	11/15/45	90	93
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	3.659%	11/15/45	10	11
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.131%	11/15/45	65	70
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.420%	11/15/45	35	38
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.079%	2/15/47	127	137
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.439%	2/15/47	25	27
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.809%	2/15/47	30	33
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.046%	4/15/47	50	52
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.669%	4/15/47	50	52
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.997%	4/15/47	95	102
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	4.243%	4/15/47	50	53
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	4.110%	9/15/47	50	52
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C21	3.428%	8/15/47	30	31
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C21	3.775%	8/15/47	25	26
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C22	3.801%	9/15/47	175	184
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C23	3.934%	9/15/47	85	90
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C23	4.202%	9/15/47	50	53
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	2.940%	11/15/47	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	3.639%	11/15/47	50	52
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	3.914%	11/15/47	75	78
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C25	3.672%	11/15/47	200	209
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C25	4.065%	11/15/47	50	52
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.019%	1/15/48	125	128
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.494%	1/15/48	175	180
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.800%	1/15/48	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.951%	1/15/48	50	51
[4]	LB-UBS Commercial Mortgage Trust
	2006-C1	5.217%	2/15/31	120	124
[4]	LB-UBS Commercial Mortgage Trust
	2006-C3	5.661%	3/15/39	473	491
[4]	LB-UBS Commercial Mortgage Trust
	2006-C6	5.372%	9/15/39	82	86
[4]	LB-UBS Commercial Mortgage Trust
	2006-C6	5.413%	9/15/39	60	64
[4]	LB-UBS Commercial Mortgage Trust
	2006-C7	5.378%	11/15/38	75	79
[4]	LB-UBS Commercial Mortgage Trust
	2007-C1	5.424%	2/15/40	267	285
[4]	LB-UBS Commercial Mortgage Trust
	2007-C2	5.430%	2/15/40	266	284

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	LB-UBS Commercial Mortgage Trust
	2007-C7	5.866%	9/15/45	451	496
[4]	LB-UBS Commercial Mortgage Trust
	2008-C1	6.154%	4/15/41	200	221
[4]	Mercedes-Benz Auto Lease Trust
	2014-A	0.900%	12/16/19	75	74
[4]	Mercedes-Benz Auto Receivables
	Trust 2013-1	0.780%	8/15/17	26	26
[4]	Mercedes-Benz Auto Receivables
	Trust 2013-1	1.130%	11/15/19	26	26
[4]	Mercedes-Benz Auto Receivables Trust
	2014-1	0.870%	10/15/18	50	50
[4]	Merrill Lynch Mortgage Trust 2006-C1	5.677%	5/12/39	400	417
[4]	Merrill Lynch Mortgage Trust 2006-C1	5.677%	5/12/39	50	52
[4]	Merrill Lynch Mortgage Trust 2006-C2	5.782%	8/12/43	125	133
[4]	Merrill Lynch Mortgage Trust 2007-C1	5.835%	6/12/50	750	813
[4]	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	369	402
[4]	ML-CFC Commercial Mortgage Trust
	2006-2	5.869%	6/12/46	580	607
[4]	ML-CFC Commercial Mortgage Trust
	2006-3	5.456%	7/12/46	85	90
[4]	ML-CFC Commercial Mortgage Trust
	2006-4	5.204%	12/12/49	50	53
[4]	ML-CFC Commercial Mortgage Trust
	2007-5	5.378%	8/12/48	445	473
[4]	ML-CFC Commercial Mortgage Trust
	2007-9	5.700%	9/12/49	125	136
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.176%	8/15/45	100	102
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.217%	8/15/46	40	44
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.417%	8/15/46	20	22
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	3.001%	10/15/46	50	52
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	4.259%	10/15/46	100	109
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	2.918%	2/15/46	68	68
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	3.214%	2/15/46	14	14
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.134%	12/15/48	100	101
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.376%	12/15/48	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.102%	5/15/46	50	50
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.456%	5/15/46	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014 C19	3.101%	12/15/47	125	129
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014 C19	3.326%	12/15/47	50	52
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014 C19	3.526%	12/15/47	75	78
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	1.250%	2/15/47	90	90
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	2.916%	2/15/47	100	102
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	3.669%	2/15/47	100	105
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.064%	2/15/47	100	107
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.644%	2/15/47	100	109
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.477%	6/15/47	25	26
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.892%	6/15/47	100	106

[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.325%	6/15/47	50	53
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	3.194%	10/15/47	100	104
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	4.446%	10/15/47	50	53
[4]	Morgan Stanley Capital I Trust
	2005-TOP19	4.985%	6/12/47	75	76
[4]	Morgan Stanley Capital I Trust
	2006-HQ10	5.328%	11/12/41	120	126
[4]	Morgan Stanley Capital I Trust
	2006-HQ10	5.360%	11/12/41	200	213
[4]	Morgan Stanley Capital I Trust
	2006-HQ8	5.461%	3/12/44	118	123
[4]	Morgan Stanley Capital I Trust
	2006-HQ9	5.773%	7/12/44	125	133
[4]	Morgan Stanley Capital I Trust
	2006-HQ9	5.793%	7/12/44	115	121
[4]	Morgan Stanley Capital I Trust
	2006-IQ11	5.660%	10/15/42	20	21
[4]	Morgan Stanley Capital I Trust
	2006-IQ11	5.660%	10/15/42	100	104
[4]	Morgan Stanley Capital I Trust
	2006-IQ12	5.332%	12/15/43	187	198
[4]	Morgan Stanley Capital I Trust
	2006-IQ12	5.370%	12/15/43	50	53
[4]	Morgan Stanley Capital I Trust
	2006-TOP23	5.809%	8/12/41	50	53
[4]	Morgan Stanley Capital I Trust
	2007-IQ14	5.692%	4/15/49	420	452
[4]	Morgan Stanley Capital I Trust
	2007-IQ16	5.809%	12/12/49	546	593
[4]	Morgan Stanley Capital I Trust
	2007-IQ16	6.083%	12/12/49	125	138
[4]	Morgan Stanley Capital I Trust
	2007-TOP25	5.544%	11/12/49	100	106
[4]	Morgan Stanley Capital I Trust
	2007-TOP27	5.651%	6/11/42	300	326
[4]	Morgan Stanley Capital I Trust
	2007-TOP27	5.651%	6/11/42	150	163
[4]	Morgan Stanley Capital I Trust
	2008-TOP29	6.278%	1/11/43	433	481
[4]	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	350	359
[4]	Nissan Auto Lease Trust 2014-B	1.120%	9/15/17	50	50
[4]	Nissan Auto Receivables 2012-B
	Owner Trust	0.660%	12/17/18	115	115
[4]	Nissan Auto Receivables 2013-A
	Owner Trust	0.500%	5/15/17	88	88
[4]	Nissan Auto Receivables 2013-A
	Owner Trust	0.750%	7/15/19	275	274
[4]	Nissan Auto Receivables 2013-B
	Owner Trust	0.840%	11/15/17	50	50
[4]	Nissan Auto Receivables 2013-B
	Owner Trust	1.310%	10/15/19	40	40
[4]	Nissan Auto Receivables 2013-C
	Owner Trust	0.670%	8/15/18	50	50
[4]	Nissan Auto Receivables 2013-C
	Owner Trust	1.300%	6/15/20	25	25
[4]	Nissan Auto Receivables 2014-A
	Owner Trust	0.720%	8/15/18	50	50
[4]	Nissan Auto Receivables 2014-A
	Owner Trust	1.340%	8/17/20	75	75
[4]	Nissan Auto Receivables 2014-B
	Owner Trust	1.110%	5/15/19	50	50
[4]	PSE&G Transition Funding LLC Series
	2001-1	6.890%	12/15/17	407	422
[7]	Royal Bank of Canada	3.125%	4/14/15	225	226
[4]	Royal Bank of Canada	0.625%	12/5/16	200	200
[4]	Royal Bank of Canada	1.200%	9/9/17	300	298
[4]	Royal Bank of Canada	2.000%	10/1/18	400	402

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Santander Drive Auto Receivables
	Trust 2013-1	0.620%	6/15/17	44	44
[4]	Santander Drive Auto Receivables
	Trust 2013-2	0.700%	9/15/17	73	73
[4]	Santander Drive Auto Receivables
	Trust 2013-3	0.700%	10/16/17	60	60
[4]	Santander Drive Auto Receivables
	Trust 2014-2	0.800%	4/16/18	25	25
[4]	Santander Drive Auto Receivables
	Trust 2014-4	1.080%	9/17/18	50	50
[4]	Synchrony Credit Card Master Note
	Trust 2014-1	1.610%	11/15/20	100	100
[4]	TIAA Seasoned Commercial Mortgage
	Trust 2007-C4	5.560%	8/15/39	85	87
[4]	Toyota Auto Receivables 2012-A
	Owner Trust	0.990%	8/15/17	252	253
[4]	Toyota Auto Receivables 2013-A
	Owner Trust	0.550%	1/17/17	28	28
[4]	Toyota Auto Receivables 2013-A
	Owner Trust	0.690%	11/15/18	30	30
[4]	Toyota Auto Receivables 2014-A
	Owner Trust	0.670%	12/15/17	75	75
[4]	Toyota Auto Receivables 2014-A
	Owner Trust	1.180%	6/17/19	25	25
[4]	Toyota Auto Receivables 2014-B
	Owner Trust	0.760%	3/15/18	50	50
[4]	Toyota Auto Receivables 2014-B
	Owner Trust	1.310%	9/16/19	25	25
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C5	3.185%	3/10/46	104	105
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.244%	4/10/46	75	76
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.469%	4/10/46	25	25
[4]	USAA Auto Owner Trust 2014-1	0.580%	12/15/17	50	50
[4]	USAA Auto Owner Trust 2014-1	0.940%	5/15/19	25	25
[4]	Volkswagen Auto Lease Trust	0.800%	4/20/17	25	25
[4]	Volkswagen Auto Lease Trust	0.990%	7/20/18	25	25
[4]	Volkswagen Auto Loan Enhanced
	Trust 2012-1	1.150%	7/20/18	288	289
[4]	Volkswagen Auto Loan Enhanced
	Trust 2014-1	0.910%	10/22/18	75	75
[4]	Volkswagen Auto Loan Enhanced
	Trust 2014-1	1.450%	9/21/20	50	50
[4]	Volkswagen Auto Loan Enhanced
	Trust 2014-2	0.950%	4/22/19	150	149
[4]	Volkswagen Auto Loan Enhanced
	Trust 2014-2	1.390%	5/20/21	75	74
[4]	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C22	5.319%	12/15/44	50	51
[4]	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C25	5.723%	5/15/43	396	412
[4]	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C26	5.969%	6/15/45	34	36
[4]	Wachovia Bank Commercial Mortgage
	Trust Series 2007-C30	5.342%	12/15/43	150	160
[4]	Wachovia Bank Commercial Mortgage
	Trust Series 2007-C33	5.941%	2/15/51	131	140
[4]	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	2.918%	10/15/45	70	70
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	2.819%	8/15/50	50	51
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.817%	8/15/50	75	79
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	2.954%	12/15/47	100	103
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.271%	12/15/47	75	77
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.405%	12/15/47	125	128

[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.808%	12/15/47	75	77
[4]	WFRBS Commercial Mortgage Trust
	2012-C6	3.440%	4/15/45	175	183
[4]	WFRBS Commercial Mortgage Trust
	2012-C7	3.431%	6/15/45	125	130
[4]	WFRBS Commercial Mortgage Trust
	2012-C7	4.090%	6/15/45	100	106
[4]	WFRBS Commercial Mortgage Trust
	2012-C8	3.001%	8/15/45	75	76
[4]	WFRBS Commercial Mortgage Trust
	2012-C9	2.870%	11/15/45	140	140
[4]	WFRBS Commercial Mortgage Trust
	2013-C11	3.071%	3/15/45	94	95
[4]	WFRBS Commercial Mortgage Trust
	2013-C12	3.198%	3/15/48	39	40
[4]	WFRBS Commercial Mortgage Trust
	2013-C12	3.560%	3/15/48	18	18
[4]	WFRBS Commercial Mortgage Trust
	2013-C13	3.001%	5/15/45	76	76
[4]	WFRBS Commercial Mortgage Trust
	2013-C13	3.345%	5/15/45	15	15
[4]	WFRBS Commercial Mortgage Trust
	2013-C14	3.337%	6/15/46	150	154
[4]	WFRBS Commercial Mortgage Trust
	2013-C14	3.488%	6/15/46	75	76
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	3.720%	8/15/46	20	21
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	4.153%	8/15/46	100	109
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	4.358%	8/15/46	20	22
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	3.223%	9/15/46	50	52
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	3.963%	9/15/46	30	32
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	4.415%	9/15/46	30	33
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	4.668%	9/15/46	50	55
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	2.921%	12/15/46	25	26
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	3.558%	12/15/46	25	26
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.023%	12/15/46	25	27
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.255%	12/15/46	25	27
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.788%	12/15/46	25	27
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	1.233%	3/15/47	22	22
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	3.618%	3/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	3.660%	3/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	4.101%	3/15/47	50	54
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	4.723%	3/15/47	25	27
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.036%	5/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.638%	5/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.995%	5/15/47	25	27
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	4.176%	5/15/47	25	27
[4]	WFRBS Commercial Mortgage Trust
	2014-C21	3.678%	8/15/47	75	78

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	WFRBS Commercial Mortgage Trust
	2014-C22	3.752%	9/15/57	150	158
[4]	WFRBS Commercial Mortgage Trust
	2014-C22	4.371%	9/15/57	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C23	3.636%	10/15/57	26	27
[4]	WFRBS Commercial Mortgage Trust
	2014-C23	3.917%	10/15/57	50	53
[4]	WFRBS Commercial Mortgage Trust
	2014-C24	3.428%	11/15/47	65	67
[4]	WFRBS Commercial Mortgage Trust
	2014-C24	3.607%	11/15/47	65	67
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	1.193%	3/15/47	44	43
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	2.862%	3/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	3.522%	3/15/47	60	63
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	4.045%	3/15/47	140	150
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	4.351%	3/15/47	60	64
[4]	World Omni Auto Receivables Trust
	2012-B	0.810%	1/15/19	77	77
[4]	World Omni Auto Receivables Trust
	2013-B	0.830%	8/15/18	50	50
[4]	World Omni Auto Receivables Trust
	2013-B	1.320%	1/15/20	25	25
[4]	World Omni Auto Receivables Trust
	2014-A	0.940%	4/15/19	50	50
[4]	World Omni Auto Receivables Trust
	2014-A	1.530%	6/15/20	50	50
[4]	World Omni Auto Receivables Trust
	2014-B	1.140%	1/15/20	75	75
[4]	World Omni Automobile Lease
	Securitization Trust 2013-A	1.100%	12/15/16	100	100
[4]	World Omni Automobile Lease
	Securitization Trust 2014-A	1.160%	9/15/17	50	50
[4]	World Omni Automobile Lease
	Securitization Trust 2014-A	1.370%	1/15/20	25	25
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $71,221)					73,992
Corporate Bonds (25.6%)
Finance (8.3%)
	Banking (5.6%)
	Abbey National Treasury Services plc	4.000%	4/27/16	150	156
	Abbey National Treasury Services plc	1.375%	3/13/17	200	200
	Abbey National Treasury Services plc	3.050%	8/23/18	150	155
	Abbey National Treasury Services plc	2.350%	9/10/19	175	175
	Abbey National Treasury Services plc	4.000%	3/13/24	150	156
	American Express Centurion Bank	5.950%	6/12/17	50	55
	American Express Centurion Bank	6.000%	9/13/17	625	696
	American Express Co.	5.500%	9/12/16	100	107
	American Express Co.	6.150%	8/28/17	100	111
	American Express Co.	7.000%	3/19/18	650	751
	American Express Co.	2.650%	12/2/22	201	197
	American Express Co.	3.625%	12/5/24	50	51
	American Express Co.	4.050%	12/3/42	67	68
[4]	American Express Co.	6.800%	9/1/66	200	210
	American Express Credit Corp.	2.750%	9/15/15	700	711
	American Express Credit Corp.	2.800%	9/19/16	215	221
	American Express Credit Corp.	2.375%	3/24/17	250	256
	Associates Corp. of North America	6.950%	11/1/18	250	292
	Australia & New Zealand Banking
	Group Ltd.	0.900%	2/12/16	275	275
	Australia & New Zealand Banking
	Group Ltd.	1.250%	1/10/17	240	241
	Bank of America Corp.	4.750%	8/1/15	500	511
	Bank of America Corp.	1.250%	1/11/16	275	275
	Bank of America Corp.	3.625%	3/17/16	250	257

Bank of America Corp.	6.050%	5/16/16	225	238
Bank of America Corp.	3.750%	7/12/16	700	725
Bank of America Corp.	6.500%	8/1/16	375	404
Bank of America Corp.	5.750%	8/15/16	100	106
Bank of America Corp.	5.625%	10/14/16	650	696
Bank of America Corp.	1.350%	11/21/16	125	125
Bank of America Corp.	5.420%	3/15/17	125	134
Bank of America Corp.	5.700%	5/2/17	300	324
Bank of America Corp.	6.400%	8/28/17	400	445
Bank of America Corp.	6.000%	9/1/17	325	358
Bank of America Corp.	5.750%	12/1/17	325	359
Bank of America Corp.	2.000%	1/11/18	475	474
Bank of America Corp.	6.875%	4/25/18	875	1,005
Bank of America Corp.	5.650%	5/1/18	900	1,000
Bank of America Corp.	6.500%	7/15/18	75	86
Bank of America Corp.	2.600%	1/15/19	1,225	1,235
Bank of America Corp.	2.650%	4/1/19	400	403
Bank of America Corp.	7.625%	6/1/19	300	363
Bank of America Corp.	5.625%	7/1/20	350	399
Bank of America Corp.	5.700%	1/24/22	125	145
Bank of America Corp.	3.300%	1/11/23	650	649
Bank of America Corp.	4.100%	7/24/23	300	316
Bank of America Corp.	4.125%	1/22/24	325	341
Bank of America Corp.	4.000%	4/1/24	725	755
Bank of America Corp.	4.200%	8/26/24	475	485
Bank of America Corp.	4.250%	10/22/26	350	350
Bank of America Corp.	6.110%	1/29/37	400	477
Bank of America Corp.	7.750%	5/14/38	270	385
Bank of America Corp.	5.875%	2/7/42	225	283
Bank of America Corp.	5.000%	1/21/44	600	672
Bank of America Corp.	4.875%	4/1/44	300	331
Bank of America NA	1.125%	11/14/16	250	249
Bank of America NA	5.300%	3/15/17	625	671
Bank of America NA	6.100%	6/15/17	500	550
Bank of Montreal	0.800%	11/6/15	175	175
Bank of Montreal	1.300%	7/15/16	375	377
Bank of Montreal	2.500%	1/11/17	350	358
Bank of Montreal	1.300%	7/14/17	100	100
Bank of Montreal	2.375%	1/25/19	150	151
Bank of Montreal	2.550%	11/6/22	150	146
Bank of New York Mellon Corp.	2.500%	1/15/16	450	458
Bank of New York Mellon Corp.	1.300%	1/25/18	125	124
Bank of New York Mellon Corp.	2.100%	1/15/19	250	251
Bank of New York Mellon Corp.	2.200%	5/15/19	275	275
Bank of New York Mellon Corp.	5.450%	5/15/19	200	226
Bank of New York Mellon Corp.	2.300%	9/11/19	500	501
Bank of New York Mellon Corp.	3.550%	9/23/21	300	314
Bank of New York Mellon Corp.	3.250%	9/11/24	150	151
Bank of Nova Scotia	2.900%	3/29/16	500	513
Bank of Nova Scotia	1.375%	7/15/16	750	755
Bank of Nova Scotia	1.100%	12/13/16	150	150
Bank of Nova Scotia	2.550%	1/12/17	150	155
Bank of Nova Scotia	1.300%	7/21/17	100	100
Bank of Nova Scotia	1.375%	12/18/17	100	99
Bank of Nova Scotia	2.050%	10/30/18	450	451
Bank of Nova Scotia	2.125%	9/11/19	250	251
Bank of Nova Scotia	2.800%	7/21/21	150	150
Barclays Bank plc	5.000%	9/22/16	675	718
Barclays Bank plc	2.500%	2/20/19	950	962
Barclays Bank plc	3.750%	5/15/24	350	360
Barclays plc	2.750%	11/8/19	100	100
BB&T Corp.	5.200%	12/23/15	625	650
BB&T Corp.	2.150%	3/22/17	175	178
BB&T Corp.	4.900%	6/30/17	75	81
BB&T Corp.	1.450%	1/12/18	250	248
BB&T Corp.	6.850%	4/30/19	400	474
BB&T Corp.	5.250%	11/1/19	100	111
BB&T Corp.	2.450%	1/15/20	130	130
BBVA US Senior SAU	4.664%	10/9/15	400	411
Bear Stearns Cos. LLC	5.550%	1/22/17	150	162

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Bear Stearns Cos. LLC	6.400%	10/2/17	400	447
Bear Stearns Cos. LLC	7.250%	2/1/18	325	375
BNP Paribas SA	3.600%	2/23/16	525	540
BNP Paribas SA	1.250%	12/12/16	250	250
BNP Paribas SA	2.375%	9/14/17	350	356
BNP Paribas SA	2.700%	8/20/18	425	434
BNP Paribas SA	2.400%	12/12/18	225	227
BNP Paribas SA	2.450%	3/17/19	300	304
BNP Paribas SA	5.000%	1/15/21	475	531
BPCE SA	1.625%	2/10/17	200	201
BPCE SA	2.500%	12/10/18	175	177
BPCE SA	2.500%	7/15/19	250	252
BPCE SA	4.000%	4/15/24	325	340
Branch Banking & Trust Co.	5.625%	9/15/16	175	187
Branch Banking & Trust Co.	1.350%	10/1/17	100	100
Canadian Imperial Bank of Commerce	0.900%	10/1/15	150	151
Canadian Imperial Bank of Commerce	2.350%	12/11/15	165	167
Canadian Imperial Bank of Commerce	1.350%	7/18/16	100	101
Capital One Bank USA NA	1.150%	11/21/16	300	298
Capital One Bank USA NA	1.300%	6/5/17	250	248
Capital One Bank USA NA	2.150%	11/21/18	100	100
Capital One Bank USA NA	2.300%	6/5/19	400	397
Capital One Bank USA NA	8.800%	7/15/19	350	436
Capital One Bank USA NA	3.375%	2/15/23	235	233
Capital One Financial Corp.	3.150%	7/15/16	250	257
Capital One Financial Corp.	6.150%	9/1/16	125	134
Capital One Financial Corp.	5.250%	2/21/17	50	54
Capital One Financial Corp.	6.750%	9/15/17	50	56
Capital One Financial Corp.	2.450%	4/24/19	200	200
Capital One Financial Corp.	4.750%	7/15/21	50	55
Capital One Financial Corp.	3.500%	6/15/23	27	27
Capital One Financial Corp.	3.750%	4/24/24	175	177
Capital One NA	2.400%	9/5/19	100	100
[4,7] Citicorp Lease Pass-Through Trust
1999-1	8.040%	12/15/19	500	612
Citigroup Inc.	5.300%	1/7/16	225	235
Citigroup Inc.	1.250%	1/15/16	300	300
Citigroup Inc.	1.300%	4/1/16	50	50
Citigroup Inc.	3.953%	6/15/16	100	104
Citigroup Inc.	4.450%	1/10/17	300	317
Citigroup Inc.	1.550%	8/14/17	150	150
Citigroup Inc.	6.000%	8/15/17	176	195
Citigroup Inc.	6.125%	11/21/17	825	919
Citigroup Inc.	6.125%	5/15/18	789	891
Citigroup Inc.	2.500%	9/26/18	675	683
Citigroup Inc.	2.550%	4/8/19	1,000	1,006
Citigroup Inc.	8.500%	5/22/19	300	373
Citigroup Inc.	5.375%	8/9/20	150	170
Citigroup Inc.	4.500%	1/14/22	575	628
Citigroup Inc.	4.050%	7/30/22	300	309
Citigroup Inc.	3.500%	5/15/23	500	486
Citigroup Inc.	3.875%	10/25/23	500	518
Citigroup Inc.	4.000%	8/5/24	200	200
Citigroup Inc.	5.500%	9/13/25	75	83
Citigroup Inc.	6.625%	6/15/32	100	123
Citigroup Inc.	5.875%	2/22/33	275	316
Citigroup Inc.	6.125%	8/25/36	75	89
Citigroup Inc.	6.875%	3/5/38	439	597
Citigroup Inc.	8.125%	7/15/39	575	875
Citigroup Inc.	5.300%	5/6/44	875	947
Citizens Bank NA	1.600%	12/4/17	100	100
Citizens Bank NA	2.450%	12/4/19	100	99
Comerica Bank	5.750%	11/21/16	225	244
Comerica Bank	5.200%	8/22/17	75	82
Commonwealth Bank of Australia	1.950%	3/16/15	350	351
Commonwealth Bank of Australia	1.400%	9/8/17	100	99
Commonwealth Bank of Australia	1.900%	9/18/17	250	252
Commonwealth Bank of Australia	2.300%	9/6/19	100	100
Compass Bank	1.850%	9/29/17	100	100
Compass Bank	6.400%	10/1/17	75	82

	Compass Bank	2.750%	9/29/19	100	100
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	3.375%	1/19/17	250	261
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	1.700%	3/19/18	325	324
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	2.250%	1/14/19	500	503
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	4.500%	1/11/21	950	1,047
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	3.875%	2/8/22	525	559
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	3.950%	11/9/22	125	127
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	4.625%	12/1/23	175	186
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	5.250%	5/24/41	100	120
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	5.750%	12/1/43	250	299
	Countrywide Financial Corp.	6.250%	5/15/16	125	132
	Credit Suisse	1.375%	5/26/17	700	698
	Credit Suisse	6.000%	2/15/18	100	111
	Credit Suisse	2.300%	5/28/19	400	399
	Credit Suisse	5.300%	8/13/19	175	196
	Credit Suisse	5.400%	1/14/20	325	363
	Credit Suisse	4.375%	8/5/20	435	471
	Credit Suisse	3.000%	10/29/21	225	223
	Credit Suisse	3.625%	9/9/24	650	660
	Deutsche Bank AG	1.400%	2/13/17	275	274
	Deutsche Bank AG	1.350%	5/30/17	225	223
	Deutsche Bank AG	6.000%	9/1/17	800	887
	Deutsche Bank AG	2.500%	2/13/19	150	152
	Deutsche Bank AG	3.700%	5/30/24	225	230
[4]	Deutsche Bank AG	4.296%	5/24/28	275	263
	Discover Bank	3.200%	8/9/21	100	100
	Discover Bank	4.200%	8/8/23	300	313
	Discover Financial Services	3.850%	11/21/22	200	202
	Discover Financial Services	3.950%	11/6/24	375	377
	Fifth Third Bancorp	3.625%	1/25/16	400	410
	Fifth Third Bancorp	3.500%	3/15/22	125	129
	Fifth Third Bancorp	4.300%	1/16/24	275	287
	Fifth Third Bancorp	8.250%	3/1/38	225	340
	Fifth Third Bank	0.900%	2/26/16	225	225
	First Horizon National Corp.	5.375%	12/15/15	150	155
	First Niagara Financial Group Inc.	6.750%	3/19/20	50	55
	FirstMerit Bank NA	4.270%	11/25/26	150	152
	FirstMerit Corp.	4.350%	2/4/23	50	52
	Goldman Sachs Capital I	6.345%	2/15/34	225	267
	Goldman Sachs Group Inc.	5.350%	1/15/16	300	313
	Goldman Sachs Group Inc.	3.625%	2/7/16	1,525	1,565
	Goldman Sachs Group Inc.	5.750%	10/1/16	250	268
	Goldman Sachs Group Inc.	5.625%	1/15/17	450	483
	Goldman Sachs Group Inc.	6.250%	9/1/17	475	528
	Goldman Sachs Group Inc.	5.950%	1/18/18	825	916
	Goldman Sachs Group Inc.	2.375%	1/22/18	450	454
	Goldman Sachs Group Inc.	6.150%	4/1/18	200	225
	Goldman Sachs Group Inc.	2.900%	7/19/18	575	589
	Goldman Sachs Group Inc.	2.625%	1/31/19	850	855
	Goldman Sachs Group Inc.	7.500%	2/15/19	75	89
	Goldman Sachs Group Inc.	2.550%	10/23/19	700	696
	Goldman Sachs Group Inc.	5.375%	3/15/20	475	532
	Goldman Sachs Group Inc.	6.000%	6/15/20	180	207
	Goldman Sachs Group Inc.	5.250%	7/27/21	475	535
	Goldman Sachs Group Inc.	5.750%	1/24/22	675	781
	Goldman Sachs Group Inc.	3.625%	1/22/23	375	380
	Goldman Sachs Group Inc.	4.000%	3/3/24	575	596
	Goldman Sachs Group Inc.	3.850%	7/8/24	175	179
	Goldman Sachs Group Inc.	5.950%	1/15/27	400	454
	Goldman Sachs Group Inc.	6.125%	2/15/33	125	153
	Goldman Sachs Group Inc.	6.450%	5/1/36	225	269

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Goldman Sachs Group Inc.	6.750%	10/1/37	775	971
Goldman Sachs Group Inc.	6.250%	2/1/41	675	853
Goldman Sachs Group Inc.	4.800%	7/8/44	250	265
HSBC Bank USA NA	4.875%	8/24/20	250	276
HSBC Bank USA NA	5.625%	8/15/35	250	306
HSBC Holdings plc	5.100%	4/5/21	625	705
HSBC Holdings plc	4.875%	1/14/22	225	251
HSBC Holdings plc	4.000%	3/30/22	225	239
HSBC Holdings plc	4.250%	3/14/24	250	260
HSBC Holdings plc	7.625%	5/17/32	100	137
HSBC Holdings plc	7.350%	11/27/32	100	136
HSBC Holdings plc	6.500%	5/2/36	500	637
HSBC Holdings plc	6.500%	9/15/37	450	576
HSBC Holdings plc	6.800%	6/1/38	300	395
HSBC Holdings plc	5.250%	3/14/44	250	280
HSBC USA Inc.	1.500%	11/13/17	375	374
HSBC USA Inc.	1.625%	1/16/18	455	453
HSBC USA Inc.	2.625%	9/24/18	50	51
HSBC USA Inc.	2.375%	11/13/19	300	300
HSBC USA Inc.	3.500%	6/23/24	100	103
Huntington Bancshares Inc.	2.600%	8/2/18	50	51
Huntington Bancshares Inc.	7.000%	12/15/20	25	30
Huntington National Bank	1.300%	11/20/16	100	100
Huntington National Bank	1.375%	4/24/17	200	198
Intesa Sanpaolo SPA	3.125%	1/15/16	325	331
Intesa Sanpaolo SPA	2.375%	1/13/17	175	176
Intesa Sanpaolo SPA	3.875%	1/16/18	200	208
Intesa Sanpaolo SPA	3.875%	1/15/19	185	192
Intesa Sanpaolo SPA	5.250%	1/12/24	225	244
JPMorgan Chase & Co.	4.750%	3/1/15	775	780
JPMorgan Chase & Co.	2.600%	1/15/16	150	153
JPMorgan Chase & Co.	3.450%	3/1/16	350	359
JPMorgan Chase & Co.	3.150%	7/5/16	525	539
JPMorgan Chase & Co.	6.125%	6/27/17	75	83
JPMorgan Chase & Co.	2.000%	8/15/17	325	328
JPMorgan Chase & Co.	6.000%	1/15/18	1,075	1,201
JPMorgan Chase & Co.	1.800%	1/25/18	450	450
JPMorgan Chase & Co.	1.625%	5/15/18	775	766
JPMorgan Chase & Co.	6.300%	4/23/19	825	959
JPMorgan Chase & Co.	2.200%	10/22/19	900	892
JPMorgan Chase & Co.	4.400%	7/22/20	575	622
JPMorgan Chase & Co.	4.250%	10/15/20	250	269
JPMorgan Chase & Co.	4.625%	5/10/21	250	275
JPMorgan Chase & Co.	4.350%	8/15/21	205	223
JPMorgan Chase & Co.	4.500%	1/24/22	25	27
JPMorgan Chase & Co.	3.250%	9/23/22	750	755
JPMorgan Chase & Co.	3.200%	1/25/23	250	250
JPMorgan Chase & Co.	3.375%	5/1/23	300	296
JPMorgan Chase & Co.	3.875%	9/10/24	500	501
JPMorgan Chase & Co.	4.125%	12/15/26	450	449
JPMorgan Chase & Co.	6.400%	5/15/38	950	1,241
JPMorgan Chase & Co.	5.500%	10/15/40	250	301
JPMorgan Chase & Co.	5.600%	7/15/41	450	545
JPMorgan Chase & Co.	5.400%	1/6/42	150	177
JPMorgan Chase & Co.	5.625%	8/16/43	200	233
JPMorgan Chase & Co.	4.850%	2/1/44	175	194
JPMorgan Chase Bank NA	5.875%	6/13/16	25	27
JPMorgan Chase Bank NA	6.000%	10/1/17	1,075	1,193
KeyBank NA	5.450%	3/3/16	150	157
KeyBank NA	1.650%	2/1/18	75	75
KeyBank NA	2.500%	12/15/19	100	100
KeyCorp	2.300%	12/13/18	125	126
KeyCorp	5.100%	3/24/21	25	28
Lloyds Bank plc	4.875%	1/21/16	150	155
Lloyds Bank plc	4.200%	3/28/17	75	80
Lloyds Bank plc	2.300%	11/27/18	225	227
Lloyds Bank plc	2.350%	9/5/19	425	425
Lloyds Bank plc	6.375%	1/21/21	175	211
Manufacturers & Traders Trust Co.	6.625%	12/4/17	200	226
Manufacturers & Traders Trust Co.	2.300%	1/30/19	150	150

	Manufacturers & Traders Trust Co.	2.250%	7/25/19	100	100
[4]	Manufacturers & Traders Trust Co.	5.585%	12/28/20	150	155
	Morgan Stanley	1.750%	2/25/16	150	151
	Morgan Stanley	3.800%	4/29/16	575	593
	Morgan Stanley	5.750%	10/18/16	375	402
	Morgan Stanley	5.450%	1/9/17	575	617
	Morgan Stanley	4.750%	3/22/17	255	272
	Morgan Stanley	5.550%	4/27/17	50	54
	Morgan Stanley	5.950%	12/28/17	375	416
	Morgan Stanley	1.875%	1/5/18	400	399
	Morgan Stanley	6.625%	4/1/18	450	513
	Morgan Stanley	2.125%	4/25/18	425	425
	Morgan Stanley	2.500%	1/24/19	150	150
	Morgan Stanley	7.300%	5/13/19	525	622
	Morgan Stanley	2.375%	7/23/19	400	396
	Morgan Stanley	5.625%	9/23/19	800	903
	Morgan Stanley	5.500%	1/26/20	275	309
	Morgan Stanley	5.500%	7/24/20	175	197
	Morgan Stanley	5.750%	1/25/21	250	287
	Morgan Stanley	5.500%	7/28/21	75	85
	Morgan Stanley	4.875%	11/1/22	425	451
	Morgan Stanley	3.750%	2/25/23	675	693
	Morgan Stanley	4.100%	5/22/23	350	355
	Morgan Stanley	3.875%	4/29/24	525	539
	Morgan Stanley	3.700%	10/23/24	650	659
	Morgan Stanley	5.000%	11/24/25	300	320
	Morgan Stanley	6.250%	8/9/26	450	541
	Morgan Stanley	4.350%	9/8/26	225	226
	Morgan Stanley	7.250%	4/1/32	150	205
	Morgan Stanley	6.375%	7/24/42	325	429
	MUFG Americas Holdings Corp.	3.500%	6/18/22	175	180
	MUFG Union Bank NA	5.950%	5/11/16	100	106
	MUFG Union Bank NA	2.125%	6/16/17	50	51
	MUFG Union Bank NA	2.625%	9/26/18	125	127
	MUFG Union Bank NA	2.250%	5/6/19	300	299
	Murray Street Investment Trust I	4.647%	3/9/17	275	290
	National Australia Bank Ltd.	2.750%	3/9/17	175	180
	National Australia Bank Ltd.	2.300%	7/25/18	175	178
	National Australia Bank Ltd.	3.000%	1/20/23	250	249
	National Bank of Canada	1.450%	11/7/17	100	99
	National City Corp.	6.875%	5/15/19	100	117
	Northern Trust Corp.	3.375%	8/23/21	100	105
	Northern Trust Corp.	3.950%	10/30/25	150	156
	People’s United Bank	4.000%	7/15/24	100	101
	PNC Bank NA	4.875%	9/21/17	775	836
	PNC Bank NA	6.000%	12/7/17	100	112
	PNC Bank NA	2.250%	7/2/19	600	598
	PNC Bank NA	2.400%	10/18/19	75	75
	PNC Bank NA	3.300%	10/30/24	200	204
	PNC Financial Services Group Inc.	3.900%	4/29/24	125	127
	PNC Funding Corp.	5.250%	11/15/15	100	104
	PNC Funding Corp.	5.625%	2/1/17	75	81
	PNC Funding Corp.	6.700%	6/10/19	25	30
	PNC Funding Corp.	5.125%	2/8/20	150	168
	PNC Funding Corp.	4.375%	8/11/20	475	516
	PNC Funding Corp.	3.300%	3/8/22	500	511
	Regions Bank	6.450%	6/26/37	250	312
	Regions Financial Corp.	2.000%	5/15/18	285	282
	Royal Bank of Canada	2.625%	12/15/15	625	636
	Royal Bank of Canada	2.875%	4/19/16	150	154
	Royal Bank of Canada	1.200%	1/23/17	225	225
	Royal Bank of Canada	1.250%	6/16/17	150	149
	Royal Bank of Canada	1.400%	10/13/17	200	199
	Royal Bank of Canada	2.200%	7/27/18	375	378
	Royal Bank of Canada	2.200%	9/23/19	225	226
	Royal Bank of Scotland Group plc	1.875%	3/31/17	100	100
	Royal Bank of Scotland Group plc	6.400%	10/21/19	450	521
	Royal Bank of Scotland plc	3.950%	9/21/15	25	26
	Royal Bank of Scotland plc	4.375%	3/16/16	75	78
	Royal Bank of Scotland plc	5.625%	8/24/20	150	171

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Royal Bank of Scotland plc	6.125%	1/11/21	200	235
Santander Bank NA	8.750%	5/30/18	75	89
Santander Holdings USA Inc.	3.450%	8/27/18	50	52
Societe Generale SA	2.750%	10/12/17	225	231
Societe Generale SA	2.625%	10/1/18	125	127
State Street Corp.	2.875%	3/7/16	150	153
State Street Corp.	4.956%	3/15/18	275	298
State Street Corp.	1.350%	5/15/18	275	271
State Street Corp.	3.100%	5/15/23	150	148
State Street Corp.	3.700%	11/20/23	83	87
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	475	475
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	150	151
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	250	248
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	250	254
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	100	106
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	250	266
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	250	256
SunTrust Bank	7.250%	3/15/18	75	87
SunTrust Banks Inc.	3.600%	4/15/16	75	77
SunTrust Banks Inc.	3.500%	1/20/17	350	364
SunTrust Banks Inc.	6.000%	9/11/17	50	55
SunTrust Banks Inc.	2.350%	11/1/18	25	25
SunTrust Banks Inc.	2.500%	5/1/19	300	302
Svenska Handelsbanken AB	2.875%	4/4/17	475	491
Svenska Handelsbanken AB	2.500%	1/25/19	225	229
Svenska Handelsbanken AB	2.250%	6/17/19	225	226
Synchrony Financial	4.250%	8/15/24	250	257
Toronto-Dominion Bank	2.500%	7/14/16	120	123
Toronto-Dominion Bank	2.375%	10/19/16	250	256
Toronto-Dominion Bank	1.125%	5/2/17	150	149
Toronto-Dominion Bank	1.400%	4/30/18	250	247
Toronto-Dominion Bank	2.625%	9/10/18	300	307
Toronto-Dominion Bank	2.125%	7/2/19	100	100
Toronto-Dominion Bank	2.250%	11/5/19	500	501
UBS AG	7.375%	6/15/17	200	224
UBS AG	5.875%	12/20/17	425	475
UBS AG	5.750%	4/25/18	575	645
UBS AG	2.375%	8/14/19	400	400
UBS AG	4.875%	8/4/20	300	334
US Bancorp	3.150%	3/4/15	50	50
US Bancorp	3.442%	2/1/16	150	154
US Bancorp	1.950%	11/15/18	325	325
US Bancorp	2.200%	4/25/19	100	100
US Bancorp	4.125%	5/24/21	250	272
US Bancorp	3.000%	3/15/22	125	127
US Bancorp	2.950%	7/15/22	400	395
US Bancorp	3.600%	9/11/24	50	51
US Bank NA	1.375%	9/11/17	175	175
US Bank NA	2.125%	10/28/19	1,000	997
Vesey Street Investment Trust I	4.404%	9/1/16	25	26
Wachovia Bank NA	6.000%	11/15/17	200	224
Wachovia Bank NA	5.850%	2/1/37	300	376
Wachovia Bank NA	6.600%	1/15/38	225	313
Wachovia Corp.	5.625%	10/15/16	125	135
Wachovia Corp.	5.750%	6/15/17	425	469
Wachovia Corp.	5.750%	2/1/18	300	336
Wachovia Corp.	6.605%	10/1/25	500	617
Wells Fargo & Co.	3.676%	6/15/16	50	52
Wells Fargo & Co.	2.625%	12/15/16	350	360
Wells Fargo & Co.	2.100%	5/8/17	150	153
Wells Fargo & Co.	1.150%	6/2/17	400	398
Wells Fargo & Co.	1.400%	9/8/17	675	674
Wells Fargo & Co.	5.625%	12/11/17	575	640
Wells Fargo & Co.	1.500%	1/16/18	25	25
Wells Fargo & Co.	2.150%	1/15/19	250	250
Wells Fargo & Co.	2.125%	4/22/19	500	499
Wells Fargo & Co.	4.600%	4/1/21	1,325	1,473
Wells Fargo & Co.	3.500%	3/8/22	450	470
Wells Fargo & Co.	3.300%	9/9/24	400	402
Wells Fargo & Co.	5.375%	2/7/35	200	240

	Wells Fargo & Co.	5.375%	11/2/43	300	341
	Wells Fargo & Co.	5.606%	1/15/44	600	706
	Wells Fargo & Co.	4.650%	11/4/44	325	335
	Wells Fargo Bank NA	5.750%	5/16/16	125	133
	Wells Fargo Bank NA	5.950%	8/26/36	200	251
	Westpac Banking Corp.	0.950%	1/12/16	125	125
	Westpac Banking Corp.	1.200%	5/19/17	600	598
	Westpac Banking Corp.	1.500%	12/1/17	200	200
	Westpac Banking Corp.	1.600%	1/12/18	200	199
	Westpac Banking Corp.	2.250%	7/30/18	325	329
	Westpac Banking Corp.	2.250%	1/17/19	225	227
	Westpac Banking Corp.	4.875%	11/19/19	250	278

	Brokerage (0.3%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	100	104
	Ameriprise Financial Inc.	5.300%	3/15/20	250	284
	Ameriprise Financial Inc.	4.000%	10/15/23	75	79
[4]	Ameriprise Financial Inc.	7.518%	6/1/66	50	54
	BlackRock Inc.	6.250%	9/15/17	100	112
	BlackRock Inc.	5.000%	12/10/19	160	181
	BlackRock Inc.	4.250%	5/24/21	200	221
	BlackRock Inc.	3.375%	6/1/22	225	233
	BlackRock Inc.	3.500%	3/18/24	225	231
	Charles Schwab Corp.	3.225%	9/1/22	300	307
	CME Group Inc.	3.000%	9/15/22	250	254
	CME Group Inc.	5.300%	9/15/43	100	122
	Eaton Vance Corp.	3.625%	6/15/23	75	77
	Franklin Resources Inc.	1.375%	9/15/17	50	50
	Franklin Resources Inc.	2.800%	9/15/22	225	225
	IntercontinentalExchange Group Inc.	2.500%	10/15/18	25	25
	IntercontinentalExchange Group Inc.	4.000%	10/15/23	100	105
	Invesco Finance plc	3.125%	11/30/22	175	173
	Invesco Finance plc	4.000%	1/30/24	200	210
	Invesco Finance plc	5.375%	11/30/43	300	360
	Jefferies Group LLC	5.125%	4/13/18	175	185
	Jefferies Group LLC	8.500%	7/15/19	25	30
	Jefferies Group LLC	6.875%	4/15/21	355	402
	Jefferies Group LLC	5.125%	1/20/23	100	100
	Jefferies Group LLC	6.450%	6/8/27	125	129
	Jefferies Group LLC	6.250%	1/15/36	175	171
	Lazard Group LLC	6.850%	6/15/17	325	362
	Legg Mason Inc.	2.700%	7/15/19	100	100
	Legg Mason Inc.	5.625%	1/15/44	300	342
	Leucadia National Corp.	5.500%	10/18/23	100	102
	Leucadia National Corp.	6.625%	10/23/43	75	76
	NASDAQ OMX Group Inc.	5.550%	1/15/20	175	193
	Nomura Holdings Inc.	2.000%	9/13/16	250	251
	Nomura Holdings Inc.	2.750%	3/19/19	625	628
	Nomura Holdings Inc.	6.700%	3/4/20	200	236
	Raymond James Financial Inc.	4.250%	4/15/16	50	52
	TD Ameritrade Holding Corp.	5.600%	12/1/19	50	57
	TD Ameritrade Holding Corp.	3.625%	4/1/25	150	152

	Finance Companies (0.6%)
	Air Lease Corp.	4.500%	1/15/16	75	77
	Air Lease Corp.	5.625%	4/1/17	175	188
	Air Lease Corp.	2.125%	1/15/18	75	74
	Air Lease Corp.	3.375%	1/15/19	125	127
	Air Lease Corp.	4.750%	3/1/20	75	80
	Air Lease Corp.	3.875%	4/1/21	75	75
	Air Lease Corp.	4.250%	9/15/24	75	76
	Ares Capital Corp.	4.875%	11/30/18	125	131
	Ares Capital Corp.	3.875%	1/15/20	50	50
	Block Financial LLC	5.500%	11/1/22	75	83
	Fifth Street Finance Corp.	4.875%	3/1/19	100	103
	FS Investment Corp.	4.000%	7/15/19	75	75
	GATX Corp.	3.500%	7/15/16	50	52
	GATX Corp.	1.250%	3/4/17	50	50
	GATX Corp.	2.375%	7/30/18	40	40
	GATX Corp.	2.500%	7/30/19	50	50

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	GATX Corp.	4.750%	6/15/22	100	109
[4]	GE Capital Trust I	6.375%	11/15/67	130	140
	General Electric Capital Corp.	1.000%	1/8/16	150	150
	General Electric Capital Corp.	5.000%	1/8/16	200	209
	General Electric Capital Corp.	2.950%	5/9/16	250	257
	General Electric Capital Corp.	1.500%	7/12/16	200	202
	General Electric Capital Corp.	3.350%	10/17/16	200	208
	General Electric Capital Corp.	5.400%	2/15/17	240	260
	General Electric Capital Corp.	2.300%	4/27/17	325	333
	General Electric Capital Corp.	1.250%	5/15/17	150	150
	General Electric Capital Corp.	5.625%	9/15/17	485	538
	General Electric Capital Corp.	1.600%	11/20/17	175	176
	General Electric Capital Corp.	1.625%	4/2/18	250	250
	General Electric Capital Corp.	5.625%	5/1/18	640	720
	General Electric Capital Corp.	2.300%	1/14/19	150	152
	General Electric Capital Corp.	6.000%	8/7/19	325	378
	General Electric Capital Corp.	2.100%	12/11/19	25	25
	General Electric Capital Corp.	5.500%	1/8/20	475	544
	General Electric Capital Corp.	5.550%	5/4/20	275	317
	General Electric Capital Corp.	4.375%	9/16/20	445	487
	General Electric Capital Corp.	4.625%	1/7/21	350	389
	General Electric Capital Corp.	5.300%	2/11/21	600	685
	General Electric Capital Corp.	4.650%	10/17/21	775	872
	General Electric Capital Corp.	3.150%	9/7/22	350	355
	General Electric Capital Corp.	3.100%	1/9/23	400	405
	General Electric Capital Corp.	3.450%	5/15/24	160	166
	General Electric Capital Corp.	6.750%	3/15/32	800	1,090
	General Electric Capital Corp.	6.150%	8/7/37	475	617
	General Electric Capital Corp.	5.875%	1/14/38	925	1,168
	General Electric Capital Corp.	6.875%	1/10/39	650	917
[4]	General Electric Capital Corp.	6.375%	11/15/67	280	302
	HSBC Finance Corp.	5.500%	1/19/16	300	314
	HSBC Finance Corp.	6.676%	1/15/21	465	552
[7]	International Lease Finance Corp.	6.750%	9/1/16	200	214
[7]	International Lease Finance Corp.	7.125%	9/1/18	200	224
	Prospect Capital Corp.	5.000%	7/15/19	50	51
	Prospect Capital Corp.	5.875%	3/15/23	40	41

	Insurance (1.2%)
	ACE Capital Trust II	9.700%	4/1/30	50	75
	ACE INA Holdings Inc.	5.700%	2/15/17	100	109
	ACE INA Holdings Inc.	5.800%	3/15/18	25	28
	ACE INA Holdings Inc.	5.900%	6/15/19	25	29
	ACE INA Holdings Inc.	2.700%	3/13/23	125	122
	ACE INA Holdings Inc.	3.350%	5/15/24	100	101
	ACE INA Holdings Inc.	4.150%	3/13/43	100	105
	AEGON Funding Co. LLC	5.750%	12/15/20	331	381
	Aetna Inc.	1.500%	11/15/17	75	75
	Aetna Inc.	2.750%	11/15/22	200	195
	Aetna Inc.	3.500%	11/15/24	275	279
	Aetna Inc.	6.625%	6/15/36	250	333
	Aetna Inc.	6.750%	12/15/37	100	133
	Aetna Inc.	4.500%	5/15/42	75	79
	Aetna Inc.	4.125%	11/15/42	75	75
	Aflac Inc.	2.650%	2/15/17	125	129
	Aflac Inc.	4.000%	2/15/22	50	53
	Aflac Inc.	3.625%	6/15/23	125	127
	Aflac Inc.	6.900%	12/17/39	25	34
	Alleghany Corp.	5.625%	9/15/20	100	112
	Alleghany Corp.	4.900%	9/15/44	100	104
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	75	82
	Allstate Corp.	5.550%	5/9/35	75	93
	Allstate Corp.	4.500%	6/15/43	50	55
[4]	Allstate Corp.	5.750%	8/15/53	75	79
[4]	Allstate Corp.	6.125%	5/15/67	125	132
[4]	Allstate Corp.	6.500%	5/15/67	100	110
	Alterra Finance LLC	6.250%	9/30/20	55	64
	American Financial Group Inc.	9.875%	6/15/19	50	64
	American International Group Inc.	5.600%	10/18/16	325	349
	American International Group Inc.	5.850%	1/16/18	125	140

	American International Group Inc.	3.375%	8/15/20	125	130
	American International Group Inc.	6.400%	12/15/20	385	458
	American International Group Inc.	4.875%	6/1/22	100	112
	American International Group Inc.	4.125%	2/15/24	300	319
	American International Group Inc.	6.250%	5/1/36	475	613
	American International Group Inc.	4.500%	7/16/44	325	341
[4]	American International Group Inc.	8.175%	5/15/68	200	271
[4]	American International Group Inc.	6.250%	3/15/87	125	140
	Anthem Inc.	1.250%	9/10/15	100	100
	Anthem Inc.	5.875%	6/15/17	25	28
	Anthem Inc.	1.875%	1/15/18	125	125
	Anthem Inc.	3.125%	5/15/22	75	75
	Anthem Inc.	3.300%	1/15/23	125	125
	Anthem Inc.	5.950%	12/15/34	425	526
	Anthem Inc.	5.850%	1/15/36	225	276
	Anthem Inc.	6.375%	6/15/37	50	65
	Anthem Inc.	4.625%	5/15/42	175	184
	Anthem Inc.	5.100%	1/15/44	100	112
	Anthem Inc.	4.650%	8/15/44	100	106
	Anthem Inc.	4.850%	8/15/54	200	210
	Aon Corp.	5.000%	9/30/20	200	223
	Aon Corp.	8.205%	1/1/27	25	32
	Aon Corp.	6.250%	9/30/40	100	127
	Aon plc	3.500%	6/14/24	100	100
	Aon plc	4.450%	5/24/43	50	50
	Aon plc	4.600%	6/14/44	175	181
	Arch Capital Group Ltd.	7.350%	5/1/34	75	104
	Arch Capital Group US Inc.	5.144%	11/1/43	50	56
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	50	57
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	225	234
	Assurant Inc.	4.000%	3/15/23	100	102
	Assurant Inc.	6.750%	2/15/34	50	62
	AXA SA	8.600%	12/15/30	375	509
	AXIS Specialty Finance LLC	5.875%	6/1/20	75	85
	AXIS Specialty Finance plc	5.150%	4/1/45	25	27
	Berkshire Hathaway Finance Corp.	2.450%	12/15/15	25	25
	Berkshire Hathaway Finance Corp.	1.600%	5/15/17	150	151
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	550	616
	Berkshire Hathaway Finance Corp.	2.000%	8/15/18	50	51
	Berkshire Hathaway Finance Corp.	2.900%	10/15/20	50	51
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	125	137
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	150	152
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	75	96
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	150	160
	Berkshire Hathaway Inc.	2.200%	8/15/16	525	536
	Berkshire Hathaway Inc.	3.000%	2/11/23	225	227
	Berkshire Hathaway Inc.	4.500%	2/11/43	150	163
	Brown & Brown Inc.	4.200%	9/15/24	100	101
	Chubb Corp.	5.750%	5/15/18	50	56
	Chubb Corp.	6.000%	5/11/37	125	163
	Chubb Corp.	6.500%	5/15/38	50	69
[4]	Chubb Corp.	6.375%	3/29/67	325	348
	Cigna Corp.	2.750%	11/15/16	175	180
	Cigna Corp.	5.125%	6/15/20	150	167
	Cigna Corp.	4.375%	12/15/20	75	81
	Cigna Corp.	4.000%	2/15/22	75	79
	Cigna Corp.	7.875%	5/15/27	50	68
	Cigna Corp.	6.150%	11/15/36	275	344
	Cigna Corp.	5.875%	3/15/41	50	62
	Cigna Corp.	5.375%	2/15/42	75	89
	Cincinnati Financial Corp.	6.125%	11/1/34	150	180
	CNA Financial Corp.	6.500%	8/15/16	175	189
	CNA Financial Corp.	7.350%	11/15/19	25	30
	CNA Financial Corp.	5.875%	8/15/20	75	86
	CNA Financial Corp.	5.750%	8/15/21	75	86
	Endurance Specialty Holdings Ltd.	7.000%	7/15/34	75	93
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	100	105
	First American Financial Corp.	4.300%	2/1/23	50	50
	First American Financial Corp.	4.600%	11/15/24	100	101
	Hartford Financial Services Group Inc.	5.500%	10/15/16	125	134

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Hartford Financial Services Group Inc.	5.375%	3/15/17	100	108
	Hartford Financial Services Group Inc.	4.000%	10/15/17	50	53
	Hartford Financial Services Group Inc.	6.300%	3/15/18	134	152
	Hartford Financial Services Group Inc.	6.000%	1/15/19	25	28
	Hartford Financial Services Group Inc.	5.125%	4/15/22	25	28
	Hartford Financial Services Group Inc.	5.950%	10/15/36	50	62
	Hartford Financial Services Group Inc.	4.300%	4/15/43	175	180
	HCC Insurance Holdings Inc.	6.300%	11/15/19	100	115
	Humana Inc.	7.200%	6/15/18	200	233
	Humana Inc.	3.850%	10/1/24	150	152
	Humana Inc.	8.150%	6/15/38	175	254
	Humana Inc.	4.950%	10/1/44	100	106
	Infinity Property & Casualty Corp.	5.000%	9/19/22	50	53
	Lincoln National Corp.	8.750%	7/1/19	75	94
	Lincoln National Corp.	4.200%	3/15/22	175	185
	Lincoln National Corp.	6.150%	4/7/36	150	186
	Lincoln National Corp.	7.000%	6/15/40	100	138
[4]	Lincoln National Corp.	7.000%	5/17/66	200	201
	Loews Corp.	2.625%	5/15/23	75	71
	Loews Corp.	6.000%	2/1/35	50	62
	Loews Corp.	4.125%	5/15/43	175	166
	Manulife Financial Corp.	4.900%	9/17/20	275	303
	Markel Corp.	7.125%	9/30/19	50	59
	Markel Corp.	4.900%	7/1/22	125	137
	Markel Corp.	5.000%	3/30/43	50	53
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	295	327
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	100	100
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	100	101
	MetLife Inc.	5.000%	6/15/15	125	127
	MetLife Inc.	1.756%	12/15/17	100	100
	MetLife Inc.	1.903%	12/15/17	90	90
	MetLife Inc.	6.817%	8/15/18	25	29
	MetLife Inc.	7.717%	2/15/19	50	61
	MetLife Inc.	4.750%	2/8/21	700	781
	MetLife Inc.	3.048%	12/15/22	100	100
	MetLife Inc.	3.600%	4/10/24	125	129
	MetLife Inc.	6.500%	12/15/32	175	233
	MetLife Inc.	6.375%	6/15/34	100	134
	MetLife Inc.	5.700%	6/15/35	200	250
	MetLife Inc.	5.875%	2/6/41	25	31
	MetLife Inc.	4.721%	12/15/44	63	70
[4]	MetLife Inc.	6.400%	12/15/66	200	223
	Old Republic International Corp.	4.875%	10/1/24	125	130
	OneBeacon US Holdings Inc.	4.600%	11/9/22	50	52
	PartnerRe Finance B LLC	5.500%	6/1/20	100	112
	Primerica Inc.	4.750%	7/15/22	25	27
	Principal Financial Group Inc.	1.850%	11/15/17	25	25
	Principal Financial Group Inc.	3.300%	9/15/22	200	200
	Principal Financial Group Inc.	3.125%	5/15/23	100	99
	Principal Financial Group Inc.	6.050%	10/15/36	100	125
	Principal Financial Group Inc.	4.625%	9/15/42	50	53
	Principal Financial Group Inc.	4.350%	5/15/43	50	51
	ProAssurance Corp.	5.300%	11/15/23	50	55
	Progressive Corp.	3.750%	8/23/21	75	80
	Progressive Corp.	6.625%	3/1/29	125	166
	Progressive Corp.	4.350%	4/25/44	50	54
[4]	Progressive Corp.	6.700%	6/15/67	125	135
	Protective Life Corp.	8.450%	10/15/39	25	38
	Prudential Financial Inc.	5.500%	3/15/16	65	69
	Prudential Financial Inc.	6.000%	12/1/17	250	280
	Prudential Financial Inc.	2.300%	8/15/18	25	25
	Prudential Financial Inc.	5.375%	6/21/20	425	480
	Prudential Financial Inc.	5.750%	7/15/33	50	61
	Prudential Financial Inc.	5.400%	6/13/35	100	116
	Prudential Financial Inc.	5.900%	3/17/36	375	455
	Prudential Financial Inc.	6.625%	6/21/40	400	524
[4]	Prudential Financial Inc.	5.875%	9/15/42	100	106
[4]	Prudential Financial Inc.	5.625%	6/15/43	375	385
	Prudential Financial Inc.	5.100%	8/15/43	50	57
	Reinsurance Group of America Inc.	4.700%	9/15/23	125	135

[4]	Reinsurance Group of America Inc.	6.750%	12/15/65	150	153
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	50	64
	Torchmark Corp.	6.375%	6/15/16	100	107
	Transatlantic Holdings Inc.	8.000%	11/30/39	175	253
	Travelers Cos. Inc.	5.750%	12/15/17	250	279
	Travelers Cos. Inc.	5.900%	6/2/19	650	752
	Travelers Cos. Inc.	3.900%	11/1/20	125	134
	Travelers Cos. Inc.	6.250%	6/15/37	150	200
	Trinity Acquisition plc	4.625%	8/15/23	175	181
	Trinity Acquisition plc	6.125%	8/15/43	75	86
	UnitedHealth Group Inc.	6.000%	6/15/17	150	167
	UnitedHealth Group Inc.	1.400%	10/15/17	100	100
	UnitedHealth Group Inc.	6.000%	2/15/18	400	451
	UnitedHealth Group Inc.	1.625%	3/15/19	275	271
	UnitedHealth Group Inc.	2.300%	12/15/19	125	125
	UnitedHealth Group Inc.	3.375%	11/15/21	100	104
	UnitedHealth Group Inc.	2.875%	12/15/21	125	126
	UnitedHealth Group Inc.	2.750%	2/15/23	175	172
	UnitedHealth Group Inc.	6.500%	6/15/37	50	67
	UnitedHealth Group Inc.	6.625%	11/15/37	125	170
	UnitedHealth Group Inc.	6.875%	2/15/38	320	452
	UnitedHealth Group Inc.	4.625%	11/15/41	75	81
	UnitedHealth Group Inc.	4.375%	3/15/42	50	53
	UnitedHealth Group Inc.	3.950%	10/15/42	75	75
	UnitedHealth Group Inc.	4.250%	3/15/43	275	287
	Unum Group	7.125%	9/30/16	100	109
	Unum Group	5.625%	9/15/20	50	57
	Unum Group	5.750%	8/15/42	25	29
	Validus Holdings Ltd.	8.875%	1/26/40	75	103
	Voya Financial Inc.	2.900%	2/15/18	75	77
	Voya Financial Inc.	5.500%	7/15/22	25	28
	Voya Financial Inc.	5.700%	7/15/43	100	119
	WR Berkley Corp.	5.375%	9/15/20	25	28
	XLIT Ltd.	5.750%	10/1/21	105	122
	XLIT Ltd.	6.250%	5/15/27	125	151

	Other Finance (0.0%)
	ORIX Corp.	5.000%	1/12/16	115	119
	XTRA Finance Corp.	5.150%	4/1/17	375	405

	Real Estate Investment Trusts (0.6%)
	Alexandria Real Estate Equities Inc.	2.750%	1/15/20	100	99
	Alexandria Real Estate Equities Inc.	4.600%	4/1/22	125	133
	Alexandria Real Estate Equities Inc.	4.500%	7/30/29	100	102
	American Campus Communities
	Operating Partnership LP	4.125%	7/1/24	100	101
	AvalonBay Communities Inc.	5.750%	9/15/16	50	54
	AvalonBay Communities Inc.	2.850%	3/15/23	25	24
	AvalonBay Communities Inc.	4.200%	12/15/23	75	80
	BioMed Realty LP	3.850%	4/15/16	125	129
	BioMed Realty LP	2.625%	5/1/19	100	100
	BioMed Realty LP	4.250%	7/15/22	50	52
	Boston Properties LP	5.625%	11/15/20	225	257
	Boston Properties LP	4.125%	5/15/21	75	80
	Boston Properties LP	3.850%	2/1/23	225	233
	Boston Properties LP	3.125%	9/1/23	275	269
	Brandywine Operating Partnership LP	4.950%	4/15/18	250	267
	Brandywine Operating Partnership LP	4.100%	10/1/24	100	101
	Brandywine Operating Partnership LP	4.550%	10/1/29	100	101
	Camden Property Trust	2.950%	12/15/22	125	122
	CBL & Associates LP	5.250%	12/1/23	100	107
	CBL & Associates LP	4.600%	10/15/24	100	102
	Corporate Office Properties LP	3.600%	5/15/23	50	48
	CubeSmart LP	4.375%	12/15/23	100	106
	DCT Industrial Operating
	Partnership LP	4.500%	10/15/23	50	52
	DDR Corp.	4.750%	4/15/18	25	27
	DDR Corp.	3.500%	1/15/21	75	76
	DDR Corp.	4.625%	7/15/22	200	214
	DDR Corp.	3.375%	5/15/23	275	267

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Digital Realty Trust LP	5.250%	3/15/21	225	246
	Duke Realty LP	5.950%	2/15/17	125	136
	Duke Realty LP	8.250%	8/15/19	100	124
	Duke Realty LP	6.750%	3/15/20	250	294
	EPR Properties	5.750%	8/15/22	25	27
	EPR Properties	5.250%	7/15/23	125	130
	Equity Commonwealth	5.875%	9/15/20	100	109
	ERP Operating LP	5.125%	3/15/16	75	79
	ERP Operating LP	5.375%	8/1/16	50	53
	ERP Operating LP	5.750%	6/15/17	25	27
	ERP Operating LP	4.625%	12/15/21	215	235
	ERP Operating LP	3.000%	4/15/23	125	123
	ERP Operating LP	4.500%	7/1/44	150	157
	Essex Portfolio LP	5.500%	3/15/17	75	81
	Essex Portfolio LP	3.375%	1/15/23	175	172
	Essex Portfolio LP	3.250%	5/1/23	25	24
	Excel Trust LP	4.625%	5/15/24	50	52
	Federal Realty Investment Trust	3.000%	8/1/22	75	75
	Federal Realty Investment Trust	2.750%	6/1/23	25	24
	Federal Realty Investment Trust	4.500%	12/1/44	100	104
	HCP Inc.	3.750%	2/1/16	425	437
	HCP Inc.	6.300%	9/15/16	100	108
	HCP Inc.	6.700%	1/30/18	50	57
	HCP Inc.	3.750%	2/1/19	50	52
	HCP Inc.	2.625%	2/1/20	25	25
	HCP Inc.	5.375%	2/1/21	25	28
	HCP Inc.	3.150%	8/1/22	75	74
	HCP Inc.	4.250%	11/15/23	150	158
	HCP Inc.	6.750%	2/1/41	100	136
	Health Care REIT Inc.	3.625%	3/15/16	25	26
	Health Care REIT Inc.	6.200%	6/1/16	275	294
	Health Care REIT Inc.	4.700%	9/15/17	25	27
	Health Care REIT Inc.	2.250%	3/15/18	200	201
	Health Care REIT Inc.	4.125%	4/1/19	200	213
	Health Care REIT Inc.	4.950%	1/15/21	75	82
	Health Care REIT Inc.	5.250%	1/15/22	100	111
	Health Care REIT Inc.	3.750%	3/15/23	175	177
	Health Care REIT Inc.	6.500%	3/15/41	25	33
	Health Care REIT Inc.	5.125%	3/15/43	75	83
	Healthcare Realty Trust Inc.	6.500%	1/17/17	50	55
	Healthcare Realty Trust Inc.	3.750%	4/15/23	50	49
	Healthcare Trust of America
	Holdings LP	3.375%	7/15/21	100	100
	Healthcare Trust of America
	Holdings LP	3.700%	4/15/23	25	25
	Highwoods Realty LP	3.200%	6/15/21	400	398
	Hospitality Properties Trust	6.700%	1/15/18	250	277
	Kilroy Realty LP	4.800%	7/15/18	125	134
	Kilroy Realty LP	3.800%	1/15/23	200	202
	Kimco Realty Corp.	5.783%	3/15/16	25	26
	Kimco Realty Corp.	5.700%	5/1/17	250	272
	Kimco Realty Corp.	6.875%	10/1/19	50	59
	Kimco Realty Corp.	3.125%	6/1/23	25	24
	Liberty Property LP	5.500%	12/15/16	50	53
	Liberty Property LP	3.375%	6/15/23	50	49
	Mack-Cali Realty LP	7.750%	8/15/19	100	119
	Mack-Cali Realty LP	4.500%	4/18/22	75	76
	Mid-America Apartments LP	4.300%	10/15/23	150	158
	Mid-America Apartments LP	3.750%	6/15/24	50	50
	National Retail Properties Inc.	6.875%	10/15/17	275	312
	National Retail Properties Inc.	3.800%	10/15/22	200	205
	Omega Healthcare Investors Inc.	6.750%	10/15/22	150	159
	Omega Healthcare Investors Inc.	4.950%	4/1/24	100	103
[7]	Omega Healthcare Investors Inc.	4.500%	1/15/25	100	99
	Piedmont Operating Partnership LP	3.400%	6/1/23	50	48
	Piedmont Operating Partnership LP	4.450%	3/15/24	300	309
	Post Apartment Homes LP	3.375%	12/1/22	50	50
	Prologis LP	4.500%	8/15/17	25	27
	Prologis LP	6.875%	3/15/20	200	236
	Realty Income Corp.	2.000%	1/31/18	50	50
	Realty Income Corp.	6.750%	8/15/19	200	235

Realty Income Corp.	5.750%	1/15/21	200	228
Realty Income Corp.	3.250%	10/15/22	50	49
Regency Centers LP	3.750%	6/15/24	150	153
Retail Opportunity Investments Corp.	5.000%	12/15/23	25	27
Senior Housing Properties Trust	4.300%	1/15/16	50	51
Senior Housing Properties Trust	3.250%	5/1/19	100	101
Senior Housing Properties Trust	4.750%	5/1/24	100	103
Simon Property Group LP	5.750%	12/1/15	525	543
Simon Property Group LP	5.250%	12/1/16	250	267
Simon Property Group LP	2.150%	9/15/17	75	76
Simon Property Group LP	6.125%	5/30/18	225	256
Simon Property Group LP	2.200%	2/1/19	575	578
Simon Property Group LP	5.650%	2/1/20	75	86
Simon Property Group LP	4.375%	3/1/21	125	137
Simon Property Group LP	3.375%	3/15/22	100	103
Simon Property Group LP	2.750%	2/1/23	25	25
Simon Property Group LP	3.750%	2/1/24	150	157
Simon Property Group LP	4.750%	3/15/42	75	83
Tanger Properties LP	3.875%	12/1/23	25	26
UDR Inc.	4.250%	6/1/18	125	133
UDR Inc.	3.700%	10/1/20	25	26
UDR Inc.	4.625%	1/10/22	50	54
Ventas Realty LP	1.550%	9/26/16	75	75
Ventas Realty LP	3.750%	5/1/24	200	202
Ventas Realty LP	5.700%	9/30/43	75	90
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	100	100
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	150	159
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	125	136
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	200	197
Washington REIT	4.950%	10/1/20	25	27
Washington REIT	3.950%	10/15/22	75	75
Weingarten Realty Investors	3.375%	10/15/22	25	25
Weingarten Realty Investors	3.500%	4/15/23	100	99
WP Carey Inc.	4.600%	4/1/24	100	105
				215,940
Industrial (15.3%)
Basic Industry (1.3%)
Agrium Inc.	6.750%	1/15/19	200	231
Agrium Inc.	3.500%	6/1/23	299	295
Agrium Inc.	6.125%	1/15/41	25	29
Agrium Inc.	4.900%	6/1/43	50	52
Agrium Inc.	5.250%	1/15/45	250	273
Air Products & Chemicals Inc.	2.000%	8/2/16	125	127
Air Products & Chemicals Inc.	1.200%	10/15/17	75	74
Air Products & Chemicals Inc.	3.000%	11/3/21	75	76
Air Products & Chemicals Inc.	2.750%	2/3/23	50	49
Air Products & Chemicals Inc.	3.350%	7/31/24	75	76
Airgas Inc.	3.650%	7/15/24	100	102
Albemarle Corp.	3.000%	12/1/19	75	75
Albemarle Corp.	4.500%	12/15/20	25	27
Albemarle Corp.	4.150%	12/1/24	75	77
Albemarle Corp.	5.450%	12/1/44	75	80
Barrick Gold Corp.	6.950%	4/1/19	175	200
Barrick Gold Corp.	3.850%	4/1/22	200	192
Barrick Gold Corp.	4.100%	5/1/23	500	487
Barrick North America Finance LLC	6.800%	9/15/18	175	197
Barrick North America Finance LLC	4.400%	5/30/21	125	126
Barrick North America Finance LLC	5.700%	5/30/41	450	440
BHP Billiton Finance USA Ltd.	5.250%	12/15/15	50	52
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	150	152
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	375	377
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	100	109
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	150	151
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	200	235
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	25	26
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	225	223
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	100	106
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	146
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	675	753
Cabot Corp.	2.550%	1/15/18	150	152

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Carpenter Technology Corp.	5.200%	7/15/21	125	132
	Celulosa Arauco y Constitucion SA	5.000%	1/21/21	25	26
	Celulosa Arauco y Constitucion SA	4.750%	1/11/22	75	78
	CF Industries Inc.	6.875%	5/1/18	275	312
	CF Industries Inc.	7.125%	5/1/20	380	452
	CF Industries Inc.	3.450%	6/1/23	100	98
	CF Industries Inc.	4.950%	6/1/43	125	126
	Domtar Corp.	6.250%	9/1/42	25	27
	Domtar Corp.	6.750%	2/15/44	100	114
	Dow Chemical Co.	2.500%	2/15/16	75	76
	Dow Chemical Co.	5.700%	5/15/18	25	28
	Dow Chemical Co.	8.550%	5/15/19	325	404
	Dow Chemical Co.	4.250%	11/15/20	125	134
	Dow Chemical Co.	4.125%	11/15/21	100	106
	Dow Chemical Co.	3.500%	10/1/24	50	50
	Dow Chemical Co.	7.375%	11/1/29	25	34
	Dow Chemical Co.	4.250%	10/1/34	50	50
	Dow Chemical Co.	9.400%	5/15/39	350	568
	Dow Chemical Co.	5.250%	11/15/41	200	216
	Dow Chemical Co.	4.375%	11/15/42	100	97
	Eastman Chemical Co.	2.400%	6/1/17	75	76
	Eastman Chemical Co.	5.500%	11/15/19	175	197
	Eastman Chemical Co.	2.700%	1/15/20	350	351
	Eastman Chemical Co.	4.500%	1/15/21	75	80
	Eastman Chemical Co.	3.600%	8/15/22	200	203
	Eastman Chemical Co.	4.800%	9/1/42	225	227
	Ecolab Inc.	3.000%	12/8/16	50	52
	Ecolab Inc.	1.450%	12/8/17	225	223
	Ecolab Inc.	4.350%	12/8/21	200	218
	Ecolab Inc.	5.500%	12/8/41	150	181
	EI du Pont de Nemours & Co.	1.950%	1/15/16	150	152
	EI du Pont de Nemours & Co.	5.250%	12/15/16	25	27
	EI du Pont de Nemours & Co.	6.000%	7/15/18	275	313
	EI du Pont de Nemours & Co.	4.625%	1/15/20	400	441
	EI du Pont de Nemours & Co.	2.800%	2/15/23	125	123
	EI du Pont de Nemours & Co.	6.500%	1/15/28	100	130
	EI du Pont de Nemours & Co.	4.150%	2/15/43	175	177
	FMC Corp.	3.950%	2/1/22	50	52
	FMC Corp.	4.100%	2/1/24	500	518
	Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	50	50
	Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	365	362
	Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	300	292
	Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	550	519
	Freeport-McMoRan Copper & Gold Inc.	3.875%	3/15/23	460	432
	Freeport-McMoRan Inc.	5.400%	11/14/34	250	244
	Freeport-McMoRan Inc.	5.450%	3/15/43	225	213
	Georgia-Pacific LLC	8.000%	1/15/24	250	333
	Georgia-Pacific LLC	7.375%	12/1/25	100	130
	Georgia-Pacific LLC	8.875%	5/15/31	250	383
	Glencore Canada Corp.	5.500%	6/15/17	200	215
	Goldcorp Inc.	2.125%	3/15/18	200	198
	Goldcorp Inc.	3.700%	3/15/23	200	195
	Goldcorp Inc.	5.450%	6/9/44	100	100
	International Paper Co.	7.500%	8/15/21	450	562
	International Paper Co.	3.650%	6/15/24	100	100
	International Paper Co.	7.300%	11/15/39	100	133
	International Paper Co.	4.800%	6/15/44	200	205
	Kinross Gold Corp.	5.125%	9/1/21	75	72
[7]	Kinross Gold Corp.	5.950%	3/15/24	100	94
	Kinross Gold Corp.	6.875%	9/1/41	50	47
	LYB International Finance BV	4.875%	3/15/44	225	231
	LyondellBasell Industries NV	5.000%	4/15/19	550	599
	LyondellBasell Industries NV	6.000%	11/15/21	175	201
	LyondellBasell Industries NV	5.750%	4/15/24	175	199
	Monsanto Co.	2.125%	7/15/19	100	100
	Monsanto Co.	2.750%	7/15/21	200	199
	Monsanto Co.	4.200%	7/15/34	100	104
	Monsanto Co.	5.875%	4/15/38	325	405
	Monsanto Co.	4.400%	7/15/44	150	155
	Monsanto Co.	4.700%	7/15/64	300	314

Mosaic Co.	3.750%	11/15/21	150	156
Mosaic Co.	4.250%	11/15/23	450	472
Mosaic Co.	5.450%	11/15/33	100	113
Mosaic Co.	5.625%	11/15/43	100	115
Newmont Mining Corp.	3.500%	3/15/22	400	375
Newmont Mining Corp.	5.875%	4/1/35	100	98
Newmont Mining Corp.	4.875%	3/15/42	100	87
Nucor Corp.	5.750%	12/1/17	25	28
Nucor Corp.	5.850%	6/1/18	150	168
Nucor Corp.	6.400%	12/1/37	100	124
Nucor Corp.	5.200%	8/1/43	200	220
Packaging Corp. of America	3.900%	6/15/22	100	103
Packaging Corp. of America	4.500%	11/1/23	350	368
Placer Dome Inc.	6.450%	10/15/35	75	82
Plains Exploration & Production Co.	6.500%	11/15/20	1,000	1,082
Plains Exploration & Production Co.	6.750%	2/1/22	200	221
Plum Creek Timberlands LP	4.700%	3/15/21	75	81
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	175	185
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	125	138
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	175	214
PPG Industries Inc.	1.900%	1/15/16	175	177
PPG Industries Inc.	2.300%	11/15/19	400	398
Praxair Inc.	5.200%	3/15/17	25	27
Praxair Inc.	4.500%	8/15/19	50	55
Praxair Inc.	3.000%	9/1/21	75	77
Praxair Inc.	2.450%	2/15/22	450	441
Praxair Inc.	2.200%	8/15/22	200	192
Praxair Inc.	3.550%	11/7/42	50	49
Rayonier Inc.	3.750%	4/1/22	50	51
Reliance Steel & Aluminum Co.	4.500%	4/15/23	75	74
Rio Tinto Alcan Inc.	6.125%	12/15/33	225	273
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	75	76
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	350	357
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	150	172
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	550	695
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	75	78
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	300	308
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	99
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	133
Rio Tinto Finance USA plc	1.375%	6/17/16	75	75
Rio Tinto Finance USA plc	2.000%	3/22/17	125	126
Rio Tinto Finance USA plc	1.625%	8/21/17	200	199
Rio Tinto Finance USA plc	2.250%	12/14/18	75	75
Rio Tinto Finance USA plc	3.500%	3/22/22	75	75
Rio Tinto Finance USA plc	2.875%	8/21/22	75	72
Rio Tinto Finance USA plc	4.750%	3/22/42	150	153
Rio Tinto Finance USA plc	4.125%	8/21/42	200	192
Rock-Tenn Co.	4.900%	3/1/22	100	107
Rohm & Haas Co.	7.850%	7/15/29	250	346
RPM International Inc.	6.125%	10/15/19	25	28
RPM International Inc.	3.450%	11/15/22	100	99
Sigma-Aldrich Corp.	3.375%	11/1/20	50	52
Southern Copper Corp.	5.375%	4/16/20	75	81
Southern Copper Corp.	7.500%	7/27/35	300	333
Southern Copper Corp.	6.750%	4/16/40	125	129
Syngenta Finance NV	3.125%	3/28/22	100	101
Syngenta Finance NV	4.375%	3/28/42	50	52
Teck Resources Ltd.	3.150%	1/15/17	25	26
Teck Resources Ltd.	2.500%	2/1/18	125	122
Teck Resources Ltd.	3.000%	3/1/19	75	73
Teck Resources Ltd.	4.750%	1/15/22	25	24
Teck Resources Ltd.	3.750%	2/1/23	250	225
Teck Resources Ltd.	6.125%	10/1/35	200	180
Teck Resources Ltd.	6.250%	7/15/41	225	207
Teck Resources Ltd.	5.400%	2/1/43	50	42
Vale Overseas Ltd.	6.250%	1/23/17	50	53
Vale Overseas Ltd.	5.625%	9/15/19	175	186
Vale Overseas Ltd.	4.625%	9/15/20	275	279
Vale Overseas Ltd.	4.375%	1/11/22	700	675
Vale Overseas Ltd.	8.250%	1/17/34	50	59

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Vale Overseas Ltd.	6.875%	11/21/36	500	527
	Vale Overseas Ltd.	6.875%	11/10/39	450	482
	Valspar Corp.	7.250%	6/15/19	100	117
	Westlake Chemical Corp.	3.600%	7/15/22	25	25
	Westvaco Corp.	7.950%	2/15/31	125	163
	Weyerhaeuser Co.	7.375%	10/1/19	250	298
	Weyerhaeuser Co.	8.500%	1/15/25	50	66
	Weyerhaeuser Co.	7.375%	3/15/32	200	266
	Weyerhaeuser Co.	6.875%	12/15/33	50	64
	Yamana Gold Inc.	4.950%	7/15/24	110	108

	Capital Goods (1.2%)
	3M Co.	6.375%	2/15/28	100	132
	3M Co.	5.700%	3/15/37	125	163
	ABB Finance USA Inc.	1.625%	5/8/17	100	100
	ABB Finance USA Inc.	4.375%	5/8/42	25	27
	Acuity Brands Lighting Inc.	6.000%	12/15/19	50	56
	Boeing Co.	6.000%	3/15/19	400	462
	Boeing Co.	4.875%	2/15/20	75	85
	Boeing Co.	6.625%	2/15/38	50	71
	Boeing Co.	6.875%	3/15/39	75	109
	Boeing Co.	5.875%	2/15/40	275	362
	Carlisle Cos. Inc.	3.750%	11/15/22	75	76
	Caterpillar Financial Services Corp.	1.050%	3/26/15	300	300
	Caterpillar Financial Services Corp.	2.650%	4/1/16	375	384
	Caterpillar Financial Services Corp.	2.050%	8/1/16	300	306
	Caterpillar Financial Services Corp.	7.150%	2/15/19	525	628
	Caterpillar Financial Services Corp.	2.250%	12/1/19	300	300
	Caterpillar Financial Services Corp.	2.750%	8/20/21	100	101
	Caterpillar Financial Services Corp.	3.300%	6/9/24	250	256
	Caterpillar Inc.	1.500%	6/26/17	150	151
	Caterpillar Inc.	3.900%	5/27/21	75	81
	Caterpillar Inc.	2.600%	6/26/22	50	49
	Caterpillar Inc.	3.400%	5/15/24	250	257
	Caterpillar Inc.	3.803%	8/15/42	443	435
	Cooper US Inc.	2.375%	1/15/16	500	508
	Crane Co.	2.750%	12/15/18	50	51
	Crane Co.	4.450%	12/15/23	50	53
	CRH America Inc.	4.125%	1/15/16	50	51
	CRH America Inc.	6.000%	9/30/16	225	242
	CRH America Inc.	8.125%	7/15/18	100	120
	CRH America Inc.	5.750%	1/15/21	75	86
	Danaher Corp.	2.300%	6/23/16	50	51
	Danaher Corp.	5.625%	1/15/18	75	84
	Deere & Co.	4.375%	10/16/19	175	191
	Deere & Co.	2.600%	6/8/22	325	320
	Deere & Co.	5.375%	10/16/29	125	152
	Deere & Co.	7.125%	3/3/31	100	144
	Deere & Co.	3.900%	6/9/42	75	76
	Dover Corp.	5.450%	3/15/18	200	223
	Dover Corp.	6.600%	3/15/38	75	106
	Eaton Corp.	5.600%	5/15/18	300	333
	Eaton Corp.	2.750%	11/2/22	200	196
	Eaton Corp.	4.000%	11/2/32	25	26
	Eaton Corp.	4.150%	11/2/42	50	49
[7]	Embraer Overseas Ltd.	5.696%	9/16/23	451	479
	Emerson Electric Co.	5.250%	10/15/18	250	282
	Emerson Electric Co.	4.875%	10/15/19	25	28
	Emerson Electric Co.	4.250%	11/15/20	25	27
	Emerson Electric Co.	6.000%	8/15/32	275	363
	Exelis Inc.	4.250%	10/1/16	75	78
	Flowserve Corp.	3.500%	9/15/22	250	250
	Flowserve Corp.	4.000%	11/15/23	50	52
	General Dynamics Corp.	1.000%	11/15/17	275	272
	General Dynamics Corp.	3.600%	11/15/42	100	96
	General Electric Co.	5.250%	12/6/17	765	849
	General Electric Co.	2.700%	10/9/22	1,450	1,451
	General Electric Co.	4.125%	10/9/42	375	389
	General Electric Co.	4.500%	3/11/44	50	55
	Honeywell International Inc.	5.300%	3/15/17	200	218

Honeywell International Inc.	4.250%	3/1/21	450	503
Honeywell International Inc.	5.700%	3/15/37	200	258
Honeywell International Inc.	5.375%	3/1/41	250	313
Illinois Tool Works Inc.	6.250%	4/1/19	100	117
Illinois Tool Works Inc.	3.375%	9/15/21	100	106
Illinois Tool Works Inc.	4.875%	9/15/41	75	86
Illinois Tool Works Inc.	3.900%	9/1/42	75	75
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	500	578
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	50	51
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	75	79
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	25	30
John Deere Capital Corp.	0.750%	1/22/16	50	50
John Deere Capital Corp.	1.050%	12/15/16	100	100
John Deere Capital Corp.	2.000%	1/13/17	150	153
John Deere Capital Corp.	2.800%	9/18/17	275	286
John Deere Capital Corp.	1.200%	10/10/17	200	199
John Deere Capital Corp.	1.300%	3/12/18	125	124
John Deere Capital Corp.	5.750%	9/10/18	275	312
John Deere Capital Corp.	1.700%	1/15/20	125	122
John Deere Capital Corp.	2.800%	3/4/21	100	101
John Deere Capital Corp.	3.900%	7/12/21	500	542
John Deere Capital Corp.	3.150%	10/15/21	25	26
John Deere Capital Corp.	2.800%	1/27/23	50	50
Joy Global Inc.	6.000%	11/15/16	50	54
Kennametal Inc.	2.650%	11/1/19	75	74
Kennametal Inc.	3.875%	2/15/22	50	51
L-3 Communications Corp.	1.500%	5/28/17	200	198
L-3 Communications Corp.	5.200%	10/15/19	100	110
L-3 Communications Corp.	4.750%	7/15/20	75	80
L-3 Communications Corp.	4.950%	2/15/21	75	81
L-3 Communications Corp.	3.950%	5/28/24	300	303
Leggett & Platt Inc.	3.800%	11/15/24	100	102
Lockheed Martin Corp.	3.350%	9/15/21	500	520
Lockheed Martin Corp.	6.150%	9/1/36	725	947
Lockheed Martin Corp.	5.500%	11/15/39	25	31
Martin Marietta Materials Inc.	6.600%	4/15/18	150	170
Mohawk Industries Inc.	3.850%	2/1/23	800	802
Northrop Grumman Corp.	1.750%	6/1/18	275	273
Northrop Grumman Corp.	3.500%	3/15/21	200	208
Northrop Grumman Corp.	3.250%	8/1/23	150	151
Northrop Grumman Corp.	5.050%	11/15/40	50	56
Northrop Grumman Corp.	4.750%	6/1/43	125	140
Owens Corning	6.500%	12/1/16	20	22
Owens Corning	4.200%	12/15/22	150	152
Parker Hannifin Corp.	5.500%	5/15/18	50	56
Parker Hannifin Corp.	3.500%	9/15/22	100	105
Parker Hannifin Corp.	6.250%	5/15/38	25	34
Parker-Hannifin Corp.	3.300%	11/21/24	100	102
Parker-Hannifin Corp.	4.450%	11/21/44	200	216
Pentair Finance SA	1.350%	12/1/15	125	125
Pentair Finance SA	2.650%	12/1/19	250	247
Precision Castparts Corp.	0.700%	12/20/15	75	75
Precision Castparts Corp.	1.250%	1/15/18	325	320
Precision Castparts Corp.	2.500%	1/15/23	25	24
Precision Castparts Corp.	3.900%	1/15/43	75	76
Raytheon Co.	6.750%	3/15/18	125	144
Raytheon Co.	4.400%	2/15/20	100	109
Raytheon Co.	3.125%	10/15/20	25	26
Raytheon Co.	2.500%	12/15/22	175	171
Raytheon Co.	7.200%	8/15/27	25	34
Raytheon Co.	4.700%	12/15/41	300	334
Republic Services Inc.	3.800%	5/15/18	150	159
Republic Services Inc.	5.500%	9/15/19	350	394
Republic Services Inc.	5.000%	3/1/20	125	138
Republic Services Inc.	5.250%	11/15/21	75	85
Republic Services Inc.	3.550%	6/1/22	50	51
Republic Services Inc.	6.086%	3/15/35	75	93
Republic Services Inc.	6.200%	3/1/40	125	162
Republic Services Inc.	5.700%	5/15/41	200	247
Rockwell Automation Inc.	5.650%	12/1/17	25	28

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Rockwell Automation Inc.	6.700%	1/15/28	50	65
	Rockwell Automation Inc.	6.250%	12/1/37	100	130
	Rockwell Collins Inc.	5.250%	7/15/19	25	28
	Rockwell Collins Inc.	3.100%	11/15/21	50	51
	Rockwell Collins Inc.	4.800%	12/15/43	65	75
	Roper Industries Inc.	1.850%	11/15/17	75	75
	Roper Industries Inc.	2.050%	10/1/18	200	198
	Roper Industries Inc.	6.250%	9/1/19	75	87
	Snap-on Inc.	6.125%	9/1/21	75	89
	Sonoco Products Co.	4.375%	11/1/21	25	27
	Sonoco Products Co.	5.750%	11/1/40	345	410
	Stanley Black & Decker Inc.	3.400%	12/1/21	150	156
	Stanley Black & Decker Inc.	5.200%	9/1/40	125	146
	Textron Inc.	3.875%	3/1/25	250	251
	Tyco International Finance SA /
	Tyco Fire & Security Finance SCA	7.000%	12/15/19	225	268
	United Technologies Corp.	1.800%	6/1/17	225	228
	United Technologies Corp.	5.375%	12/15/17	575	640
	United Technologies Corp.	4.500%	4/15/20	100	111
	United Technologies Corp.	3.100%	6/1/22	375	383
	United Technologies Corp.	6.700%	8/1/28	100	135
	United Technologies Corp.	7.500%	9/15/29	125	179
	United Technologies Corp.	5.400%	5/1/35	150	182
	United Technologies Corp.	6.050%	6/1/36	100	132
	United Technologies Corp.	6.125%	7/15/38	300	395
	United Technologies Corp.	5.700%	4/15/40	100	126
	United Technologies Corp.	4.500%	6/1/42	550	597
	Valmont Industries Inc.	5.000%	10/1/44	180	182
	Waste Management Inc.	2.600%	9/1/16	125	128
	Waste Management Inc.	6.100%	3/15/18	375	423
	Waste Management Inc.	4.600%	3/1/21	50	55
	Waste Management Inc.	3.500%	5/15/24	100	102
	Waste Management Inc.	6.125%	11/30/39	200	259

	Communication (2.8%)
	21st Century Fox America Inc.	4.500%	2/15/21	200	219
	21st Century Fox America Inc.	3.000%	9/15/22	150	149
	21st Century Fox America Inc.	6.550%	3/15/33	300	389
	21st Century Fox America Inc.	6.200%	12/15/34	500	638
	21st Century Fox America Inc.	6.400%	12/15/35	365	476
	21st Century Fox America Inc.	8.150%	10/17/36	175	260
	21st Century Fox America Inc.	6.150%	3/1/37	100	126
	21st Century Fox America Inc.	6.900%	8/15/39	100	136
	21st Century Fox America Inc.	6.150%	2/15/41	250	318
[7]	21st Century Fox America Inc.	4.750%	9/15/44	100	109
	21st Century Fox America Inc.	7.750%	12/1/45	100	150
	America Movil SAB de CV	2.375%	9/8/16	300	306
	America Movil SAB de CV	5.625%	11/15/17	150	165
	America Movil SAB de CV	5.000%	10/16/19	400	441
	America Movil SAB de CV	6.375%	3/1/35	175	215
	America Movil SAB de CV	6.125%	11/15/37	150	180
	America Movil SAB de CV	6.125%	3/30/40	475	566
	America Movil SAB de CV	4.375%	7/16/42	250	237
	American Tower Corp.	4.500%	1/15/18	225	239
	American Tower Corp.	3.450%	9/15/21	600	589
	American Tower Corp.	5.900%	11/1/21	500	566
	American Tower Corp.	3.500%	1/31/23	50	48
	AT&T Inc.	2.500%	8/15/15	400	403
	AT&T Inc.	0.800%	12/1/15	150	150
	AT&T Inc.	2.950%	5/15/16	125	128
	AT&T Inc.	2.400%	8/15/16	200	204
	AT&T Inc.	1.700%	6/1/17	425	427
	AT&T Inc.	1.400%	12/1/17	200	198
	AT&T Inc.	5.500%	2/1/18	100	110
	AT&T Inc.	5.600%	5/15/18	450	501
	AT&T Inc.	2.375%	11/27/18	400	403
	AT&T Inc.	5.800%	2/15/19	250	284
	AT&T Inc.	2.300%	3/11/19	100	100
	AT&T Inc.	4.450%	5/15/21	250	269
	AT&T Inc.	3.875%	8/15/21	250	263

AT&T Inc.	3.000%	2/15/22	300	294
AT&T Inc.	2.625%	12/1/22	350	334
AT&T Inc.	3.900%	3/11/24	125	128
AT&T Inc.	6.450%	6/15/34	315	385
AT&T Inc.	6.500%	9/1/37	225	279
AT&T Inc.	6.300%	1/15/38	350	424
AT&T Inc.	6.550%	2/15/39	50	62
AT&T Inc.	5.350%	9/1/40	631	684
AT&T Inc.	5.550%	8/15/41	275	306
AT&T Inc.	4.300%	12/15/42	271	254
AT&T Inc.	4.800%	6/15/44	600	615
AT&T Inc.	4.350%	6/15/45	374	353
AT&T Mobility LLC	7.125%	12/15/31	175	234
Bellsouth Capital Funding Corp.	7.875%	2/15/30	78	106
BellSouth Corp.	6.875%	10/15/31	78	98
BellSouth Corp.	6.550%	6/15/34	79	99
BellSouth Corp.	6.000%	11/15/34	89	104
BellSouth Telecommunications LLC	6.375%	6/1/28	45	54
British Telecommunications plc	1.625%	6/28/16	150	151
British Telecommunications plc	5.950%	1/15/18	300	334
British Telecommunications plc	9.625%	12/15/30	440	690
CBS Corp.	5.750%	4/15/20	115	131
CBS Corp.	4.300%	2/15/21	275	296
CBS Corp.	5.900%	10/15/40	275	321
CC Holdings GS V LLC / Crown
Castle GS III Corp.	3.849%	4/15/23	250	249
Comcast Cable Communications
Holdings Inc.	9.455%	11/15/22	139	200
Comcast Cable Communications LLC	8.875%	5/1/17	500	585
Comcast Corp.	5.875%	2/15/18	325	366
Comcast Corp.	5.700%	5/15/18	175	197
Comcast Corp.	5.700%	7/1/19	850	976
Comcast Corp.	5.150%	3/1/20	325	368
Comcast Corp.	3.375%	2/15/25	150	153
Comcast Corp.	4.250%	1/15/33	275	292
Comcast Corp.	4.200%	8/15/34	175	183
Comcast Corp.	5.650%	6/15/35	400	492
Comcast Corp.	6.500%	11/15/35	750	1,002
Comcast Corp.	6.450%	3/15/37	75	100
Comcast Corp.	6.950%	8/15/37	225	316
Comcast Corp.	4.650%	7/15/42	535	586
Comcast Corp.	4.500%	1/15/43	125	134
COX Communications Inc.	5.500%	10/1/15	125	129
Deutsche Telekom International
Finance BV	5.750%	3/23/16	400	422
Deutsche Telekom International
Finance BV	6.750%	8/20/18	75	87
Deutsche Telekom International
Finance BV	6.000%	7/8/19	150	173
Deutsche Telekom International
Finance BV	8.750%	6/15/30	700	1,031
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	3.125%	2/15/16	25	26
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	3.500%	3/1/16	250	257
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.875%	10/1/19	750	858
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	4.600%	2/15/21	175	187
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.000%	3/1/21	750	820
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	4.450%	4/1/24	100	104
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	3.950%	1/15/25	200	203
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.150%	3/15/42	375	387
Discovery Communications LLC	5.050%	6/1/20	350	383
Discovery Communications LLC	4.375%	6/15/21	25	26
Discovery Communications LLC	3.300%	5/15/22	125	124

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Discovery Communications LLC	3.250%	4/1/23	100	97
Discovery Communications LLC	4.950%	5/15/42	75	78
Discovery Communications LLC	4.875%	4/1/43	100	103
Embarq Corp.	7.082%	6/1/16	175	187
Embarq Corp.	7.995%	6/1/36	300	337
Graham Holdings Co.	7.250%	2/1/19	75	85
Grupo Televisa SAB	6.625%	3/18/25	100	124
Grupo Televisa SAB	6.625%	1/15/40	175	215
Historic TW Inc.	9.150%	2/1/23	195	263
Historic TW Inc.	6.625%	5/15/29	175	220
Interpublic Group of Cos. Inc.	3.750%	2/15/23	300	299
Interpublic Group of Cos. Inc.	4.200%	4/15/24	175	178
Koninklijke KPN NV	8.375%	10/1/30	175	246
McGraw Hill Financial Inc.	6.550%	11/15/37	150	163
Moody’s Corp.	4.500%	9/1/22	575	618
Moody’s Corp.	4.875%	2/15/24	250	274
NBCUniversal Media LLC	5.150%	4/30/20	125	142
NBCUniversal Media LLC	4.375%	4/1/21	175	193
NBCUniversal Media LLC	2.875%	1/15/23	225	225
NBCUniversal Media LLC	6.400%	4/30/40	300	402
NBCUniversal Media LLC	5.950%	4/1/41	150	192
NBCUniversal Media LLC	4.450%	1/15/43	225	239
New Cingular Wireless Services Inc.	8.750%	3/1/31	75	116
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	25	25
Omnicom Group Inc.	5.900%	4/15/16	25	26
Omnicom Group Inc.	4.450%	8/15/20	300	322
Omnicom Group Inc.	3.625%	5/1/22	325	334
Omnicom Group Inc.	3.650%	11/1/24	200	201
Orange SA	2.750%	9/14/16	225	230
Orange SA	4.125%	9/14/21	325	348
Orange SA	9.000%	3/1/31	425	643
Orange SA	5.375%	1/13/42	150	173
Orange SA	5.500%	2/6/44	250	292
Pacific Bell Telephone Co.	7.125%	3/15/26	50	64
Qwest Corp.	6.500%	6/1/17	100	109
Qwest Corp.	6.750%	12/1/21	200	231
Qwest Corp.	7.250%	9/15/25	25	30
Qwest Corp.	6.875%	9/15/33	275	275
Qwest Corp.	7.125%	11/15/43	100	103
Reed Elsevier Capital Inc.	3.125%	10/15/22	282	279
Rogers Communications Inc.	6.800%	8/15/18	150	173
Rogers Communications Inc.	3.000%	3/15/23	205	199
Rogers Communications Inc.	4.100%	10/1/23	150	158
Rogers Communications Inc.	5.000%	3/15/44	425	464
Scripps Networks Interactive Inc.	2.750%	11/15/19	150	151
Scripps Networks Interactive Inc.	3.900%	11/15/24	50	51
Telefonica Emisiones SAU	6.421%	6/20/16	450	482
Telefonica Emisiones SAU	3.192%	4/27/18	325	334
Telefonica Emisiones SAU	5.877%	7/15/19	100	114
Telefonica Emisiones SAU	5.134%	4/27/20	225	248
Telefonica Emisiones SAU	5.462%	2/16/21	225	252
Telefonica Emisiones SAU	4.570%	4/27/23	500	533
Telefonica Emisiones SAU	7.045%	6/20/36	425	566
Thomson Reuters Corp.	1.650%	9/29/17	200	199
Thomson Reuters Corp.	4.700%	10/15/19	300	325
Thomson Reuters Corp.	3.850%	9/29/24	100	101
Thomson Reuters Corp.	5.500%	8/15/35	75	85
Thomson Reuters Corp.	5.850%	4/15/40	150	177
Thomson Reuters Corp.	5.650%	11/23/43	225	261
Time Warner Cable Inc.	5.850%	5/1/17	275	300
Time Warner Cable Inc.	6.750%	7/1/18	850	975
Time Warner Cable Inc.	8.750%	2/14/19	200	248
Time Warner Cable Inc.	8.250%	4/1/19	225	275
Time Warner Cable Inc.	5.000%	2/1/20	475	523
Time Warner Cable Inc.	6.550%	5/1/37	200	258
Time Warner Cable Inc.	6.750%	6/15/39	200	261
Time Warner Cable Inc.	5.875%	11/15/40	850	1,011
Time Warner Cable Inc.	4.500%	9/15/42	350	360
Time Warner Entertainment Co. LP	8.375%	3/15/23	175	236
Time Warner Entertainment Co. LP	8.375%	7/15/33	100	151

	Time Warner Inc.	5.875%	11/15/16	75	81
	Time Warner Inc.	4.875%	3/15/20	350	386
	Time Warner Inc.	4.700%	1/15/21	50	55
	Time Warner Inc.	4.750%	3/29/21	675	738
	Time Warner Inc.	7.625%	4/15/31	300	416
	Time Warner Inc.	7.700%	5/1/32	375	530
	Time Warner Inc.	6.500%	11/15/36	175	220
	Time Warner Inc.	6.200%	3/15/40	100	122
	Time Warner Inc.	6.100%	7/15/40	175	212
	Time Warner Inc.	6.250%	3/29/41	50	62
	Time Warner Inc.	4.900%	6/15/42	325	345
	Time Warner Inc.	5.350%	12/15/43	25	28
	Verizon Communications Inc.	2.500%	9/15/16	175	179
	Verizon Communications Inc.	2.000%	11/1/16	500	508
	Verizon Communications Inc.	1.350%	6/9/17	200	199
	Verizon Communications Inc.	5.500%	2/15/18	475	527
	Verizon Communications Inc.	3.650%	9/14/18	560	591
	Verizon Communications Inc.	6.350%	4/1/19	250	290
[7]	Verizon Communications Inc.	2.625%	2/21/20	539	533
	Verizon Communications Inc.	4.500%	9/15/20	560	608
	Verizon Communications Inc.	3.450%	3/15/21	300	307
	Verizon Communications Inc.	4.600%	4/1/21	775	840
	Verizon Communications Inc.	3.000%	11/1/21	800	787
	Verizon Communications Inc.	3.500%	11/1/21	100	102
	Verizon Communications Inc.	5.150%	9/15/23	1,680	1,861
	Verizon Communications Inc.	4.150%	3/15/24	300	311
	Verizon Communications Inc.	3.500%	11/1/24	100	98
	Verizon Communications Inc.	7.750%	12/1/30	300	416
	Verizon Communications Inc.	6.400%	9/15/33	778	965
	Verizon Communications Inc.	5.050%	3/15/34	225	242
	Verizon Communications Inc.	4.400%	11/1/34	250	251
	Verizon Communications Inc.	5.850%	9/15/35	425	499
	Verizon Communications Inc.	6.250%	4/1/37	60	74
	Verizon Communications Inc.	6.400%	2/15/38	625	773
	Verizon Communications Inc.	6.900%	4/15/38	290	381
	Verizon Communications Inc.	4.750%	11/1/41	200	205
	Verizon Communications Inc.	6.550%	9/15/43	2,343	2,993
[7]	Verizon Communications Inc.	4.862%	8/21/46	606	622
[7]	Verizon Communications Inc.	5.012%	8/21/54	574	594
	Viacom Inc.	2.500%	12/15/16	175	181
	Viacom Inc.	3.500%	4/1/17	50	52
	Viacom Inc.	6.125%	10/5/17	75	84
	Viacom Inc.	2.500%	9/1/18	125	126
	Viacom Inc.	2.200%	4/1/19	300	296
	Viacom Inc.	5.625%	9/15/19	275	309
	Viacom Inc.	3.875%	12/15/21	25	26
	Viacom Inc.	3.125%	6/15/22	50	49
	Viacom Inc.	4.250%	9/1/23	75	77
	Viacom Inc.	3.875%	4/1/24	300	299
	Viacom Inc.	6.875%	4/30/36	375	476
	Viacom Inc.	4.375%	3/15/43	106	98
	Viacom Inc.	5.850%	9/1/43	75	83
	Viacom Inc.	5.250%	4/1/44	300	316
	Vodafone Group plc	5.625%	2/27/17	250	271
	Vodafone Group plc	1.625%	3/20/17	625	625
	Vodafone Group plc	1.250%	9/26/17	475	469
	Vodafone Group plc	1.500%	2/19/18	50	49
	Vodafone Group plc	5.450%	6/10/19	150	169
	Vodafone Group plc	2.500%	9/26/22	75	71
	Vodafone Group plc	2.950%	2/19/23	415	398
	Vodafone Group plc	7.875%	2/15/30	150	208
	Vodafone Group plc	6.150%	2/27/37	225	272
	Vodafone Group plc	4.375%	2/19/43	150	146
	Walt Disney Co.	0.450%	12/1/15	100	100
	Walt Disney Co.	5.625%	9/15/16	375	406
	Walt Disney Co.	1.100%	12/1/17	400	398
	Walt Disney Co.	5.875%	12/15/17	175	197
	Walt Disney Co.	1.850%	5/30/19	50	50
	Walt Disney Co.	2.750%	8/16/21	100	102
	Walt Disney Co.	2.350%	12/1/22	75	74

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Walt Disney Co.	4.375%	8/16/41	75	82
	Walt Disney Co.	4.125%	12/1/41	275	290
	Walt Disney Co.	3.700%	12/1/42	125	124
	Walt Disney Co.	4.125%	6/1/44	75	79
	WPP Finance 2010	4.750%	11/21/21	208	227
	WPP Finance 2010	3.625%	9/7/22	200	203
	WPP Finance 2010	3.750%	9/19/24	100	100

	Consumer Cyclical (1.7%)
	Advance Auto Parts Inc.	5.750%	5/1/20	400	448
	Advance Auto Parts Inc.	4.500%	12/1/23	100	107
[7]	Alibaba Group Holding Ltd.	1.625%	11/28/17	275	274
[7]	Alibaba Group Holding Ltd.	2.500%	11/28/19	360	355
[7]	Alibaba Group Holding Ltd.	3.125%	11/28/21	100	99
[7]	Alibaba Group Holding Ltd.	3.600%	11/28/24	200	198
[7]	Alibaba Group Holding Ltd.	4.500%	11/28/34	80	82
	Amazon.com Inc.	1.200%	11/29/17	200	198
	Amazon.com Inc.	2.600%	12/5/19	125	126
	Amazon.com Inc.	3.300%	12/5/21	200	203
	Amazon.com Inc.	2.500%	11/29/22	150	142
	Amazon.com Inc.	3.800%	12/5/24	120	123
	Amazon.com Inc.	4.800%	12/5/34	200	209
	Amazon.com Inc.	4.950%	12/5/44	250	258
	American Honda Finance Corp.	1.125%	10/7/16	175	176
	American Honda Finance Corp.	1.550%	12/11/17	500	502
	American Honda Finance Corp.	2.125%	10/10/18	125	126
	American Honda Finance Corp.	2.250%	8/15/19	275	276
	AutoNation Inc.	6.750%	4/15/18	75	84
	AutoZone Inc.	1.300%	1/13/17	25	25
	AutoZone Inc.	7.125%	8/1/18	250	291
	AutoZone Inc.	3.700%	4/15/22	550	567
	AutoZone Inc.	2.875%	1/15/23	50	48
	AutoZone Inc.	3.125%	7/15/23	125	123
	Bed Bath & Beyond Inc.	4.915%	8/1/34	50	51
	Bed Bath & Beyond Inc.	5.165%	8/1/44	150	156
	BorgWarner Inc.	4.625%	9/15/20	25	27
	Brinker International Inc.	2.600%	5/15/18	25	25
	Brinker International Inc.	3.875%	5/15/23	25	25
	Carnival Corp.	1.200%	2/5/16	100	100
	Costco Wholesale Corp.	5.500%	3/15/17	200	219
	Costco Wholesale Corp.	1.700%	12/15/19	200	197
	Cummins Inc.	3.650%	10/1/23	100	106
	Cummins Inc.	4.875%	10/1/43	125	145
	CVS Health Corp.	6.125%	8/15/16	100	108
	CVS Health Corp.	1.200%	12/5/16	100	100
	CVS Health Corp.	2.250%	12/5/18	300	303
	CVS Health Corp.	2.750%	12/1/22	150	146
	CVS Health Corp.	4.000%	12/5/23	195	207
	CVS Health Corp.	3.375%	8/12/24	500	506
	CVS Health Corp.	6.125%	9/15/39	125	162
	CVS Health Corp.	5.300%	12/5/43	50	60
[7]	Daimler Finance North America LLC	2.625%	9/15/16	125	128
	Daimler Finance North America LLC	8.500%	1/18/31	250	382
	eBay Inc.	1.350%	7/15/17	175	174
	eBay Inc.	2.200%	8/1/19	300	299
	eBay Inc.	3.250%	10/15/20	75	76
	eBay Inc.	2.875%	8/1/21	125	124
	eBay Inc.	2.600%	7/15/22	500	475
	eBay Inc.	3.450%	8/1/24	500	492
	eBay Inc.	4.000%	7/15/42	25	22
	Expedia Inc.	5.950%	8/15/20	75	83
	Family Dollar Stores Inc.	5.000%	2/1/21	75	79
	Ford Motor Co.	6.625%	10/1/28	275	333
	Ford Motor Co.	6.375%	2/1/29	100	119
	Ford Motor Co.	7.450%	7/16/31	375	509
	Ford Motor Co.	7.400%	11/1/46	100	142
	Ford Motor Credit Co. LLC	4.207%	4/15/16	225	233
	Ford Motor Credit Co. LLC	3.984%	6/15/16	550	570
	Ford Motor Credit Co. LLC	8.000%	12/15/16	100	112
	Ford Motor Credit Co. LLC	4.250%	2/3/17	100	105

Ford Motor Credit Co. LLC	6.625%	8/15/17	325	362
Ford Motor Credit Co. LLC	1.724%	12/6/17	200	198
Ford Motor Credit Co. LLC	5.000%	5/15/18	650	706
Ford Motor Credit Co. LLC	2.375%	3/12/19	550	546
Ford Motor Credit Co. LLC	2.597%	11/4/19	550	547
Ford Motor Credit Co. LLC	8.125%	1/15/20	250	310
Ford Motor Credit Co. LLC	5.750%	2/1/21	250	287
Ford Motor Credit Co. LLC	5.875%	8/2/21	325	376
Ford Motor Credit Co. LLC	4.250%	9/20/22	200	212
Ford Motor Credit Co. LLC	4.375%	8/6/23	225	239
Home Depot Inc.	5.400%	3/1/16	475	501
Home Depot Inc.	3.950%	9/15/20	100	108
Home Depot Inc.	4.400%	4/1/21	1,100	1,219
Home Depot Inc.	3.750%	2/15/24	200	214
Home Depot Inc.	5.875%	12/16/36	475	619
Home Depot Inc.	5.400%	9/15/40	75	93
Home Depot Inc.	5.950%	4/1/41	125	164
Home Depot Inc.	4.875%	2/15/44	200	232
Host Hotels & Resorts LP	6.000%	10/1/21	100	115
Host Hotels & Resorts LP	4.750%	3/1/23	400	426
Hyatt Hotels Corp.	3.875%	8/15/16	50	52
Hyatt Hotels Corp.	5.375%	8/15/21	50	57
Hyatt Hotels Corp.	3.375%	7/15/23	25	25
International Game Technology	7.500%	6/15/19	125	133
International Game Technology	5.500%	6/15/20	75	78
Johnson Controls Inc.	2.600%	12/1/16	100	103
Johnson Controls Inc.	5.000%	3/30/20	125	137
Johnson Controls Inc.	4.250%	3/1/21	250	269
Johnson Controls Inc.	3.750%	12/1/21	100	104
Johnson Controls Inc.	3.625%	7/2/24	125	126
Johnson Controls Inc.	6.000%	1/15/36	50	60
Johnson Controls Inc.	5.250%	12/1/41	50	56
Johnson Controls Inc.	4.950%	7/2/64	50	52
Kohl’s Corp.	6.250%	12/15/17	50	56
Kohl’s Corp.	4.000%	11/1/21	300	311
Kohl’s Corp.	6.000%	1/15/33	100	111
Lowe’s Cos. Inc.	5.400%	10/15/16	150	161
Lowe’s Cos. Inc.	6.100%	9/15/17	75	84
Lowe’s Cos. Inc.	3.750%	4/15/21	500	536
Lowe’s Cos. Inc.	3.875%	9/15/23	75	80
Lowe’s Cos. Inc.	3.125%	9/15/24	100	101
Lowe’s Cos. Inc.	6.500%	3/15/29	200	253
Lowe’s Cos. Inc.	5.800%	10/15/36	175	219
Lowe’s Cos. Inc.	5.125%	11/15/41	375	438
Lowe’s Cos. Inc.	5.000%	9/15/43	50	59
Macy’s Retail Holdings Inc.	5.900%	12/1/16	107	116
Macy’s Retail Holdings Inc.	7.450%	7/15/17	325	370
Macy’s Retail Holdings Inc.	6.900%	4/1/29	225	287
Macy’s Retail Holdings Inc.	4.500%	12/15/34	200	201
Macy’s Retail Holdings Inc.	6.375%	3/15/37	125	159
Macy’s Retail Holdings Inc.	5.125%	1/15/42	300	327
Magna International Inc.	3.625%	6/15/24	120	121
Marriott International Inc.	6.200%	6/15/16	25	27
Marriott International Inc.	6.375%	6/15/17	50	55
Marriott International Inc.	3.000%	3/1/19	50	51
Marriott International Inc.	3.375%	10/15/20	225	231
Marriott International Inc.	3.125%	10/15/21	50	50
MasterCard Inc.	2.000%	4/1/19	75	75
MasterCard Inc.	3.375%	4/1/24	150	154
McDonald’s Corp.	5.300%	3/15/17	125	136
McDonald’s Corp.	5.800%	10/15/17	325	363
McDonald’s Corp.	5.350%	3/1/18	100	111
McDonald’s Corp.	5.000%	2/1/19	100	111
McDonald’s Corp.	1.875%	5/29/19	75	74
McDonald’s Corp.	6.300%	10/15/37	50	65
McDonald’s Corp.	5.700%	2/1/39	100	123
McDonald’s Corp.	3.700%	2/15/42	375	360
McDonald’s Corp.	3.625%	5/1/43	25	23
NIKE Inc.	3.625%	5/1/43	50	49
Nordstrom Inc.	6.250%	1/15/18	75	85

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Nordstrom Inc.	4.750%	5/1/20	400	442
	Nordstrom Inc.	4.000%	10/15/21	175	187
	Nordstrom Inc.	5.000%	1/15/44	315	358
	NVR Inc.	3.950%	9/15/22	75	78
	O’Reilly Automotive Inc.	4.875%	1/14/21	25	27
	O’Reilly Automotive Inc.	3.850%	6/15/23	50	52
	PACCAR Financial Corp.	0.800%	2/8/16	75	75
	PACCAR Financial Corp.	1.150%	8/16/16	200	201
	PACCAR Financial Corp.	1.600%	3/15/17	25	25
	PACCAR Financial Corp.	1.400%	11/17/17	85	85
	PACCAR Financial Corp.	2.200%	9/15/19	50	50
	QVC Inc.	3.125%	4/1/19	125	125
	QVC Inc.	5.125%	7/2/22	25	26
	QVC Inc.	4.850%	4/1/24	125	127
	QVC Inc.	5.950%	3/15/43	125	132
	Ralph Lauren Corp.	2.125%	9/26/18	50	50
	Ross Stores Inc.	3.375%	9/15/24	50	50
	Signet UK Finance plc	4.700%	6/15/24	75	72
	Staples Inc.	2.750%	1/12/18	250	250
	Staples Inc.	4.375%	1/12/23	100	100
	Starbucks Corp.	3.850%	10/1/23	250	267
	Target Corp.	5.375%	5/1/17	225	246
	Target Corp.	6.000%	1/15/18	200	225
	Target Corp.	2.300%	6/26/19	200	202
	Target Corp.	2.900%	1/15/22	175	177
	Target Corp.	3.500%	7/1/24	175	182
	Target Corp.	6.350%	11/1/32	175	228
	Target Corp.	6.500%	10/15/37	203	278
	Target Corp.	7.000%	1/15/38	125	180
	Target Corp.	4.000%	7/1/42	150	153
[7]	Tiffany & Co.	4.900%	10/1/44	50	52
	TJX Cos. Inc.	6.950%	4/15/19	150	178
	TJX Cos. Inc.	2.500%	5/15/23	300	288
	Toyota Motor Credit Corp.	2.800%	1/11/16	50	51
	Toyota Motor Credit Corp.	2.000%	9/15/16	175	178
	Toyota Motor Credit Corp.	2.050%	1/12/17	450	459
	Toyota Motor Credit Corp.	1.125%	5/16/17	300	299
	Toyota Motor Credit Corp.	1.250%	10/5/17	175	174
	Toyota Motor Credit Corp.	1.375%	1/10/18	300	299
	Toyota Motor Credit Corp.	2.000%	10/24/18	25	25
	Toyota Motor Credit Corp.	2.125%	7/18/19	500	501
	Toyota Motor Credit Corp.	4.250%	1/11/21	125	137
	Toyota Motor Credit Corp.	2.750%	5/17/21	200	202
	Toyota Motor Credit Corp.	3.400%	9/15/21	75	78
	Toyota Motor Credit Corp.	3.300%	1/12/22	275	286
	Toyota Motor Credit Corp.	2.625%	1/10/23	200	198
	VF Corp.	5.950%	11/1/17	75	85
	VF Corp.	3.500%	9/1/21	200	212
	VF Corp.	6.450%	11/1/37	50	67
	Wal-Mart Stores Inc.	0.600%	4/11/16	150	150
	Wal-Mart Stores Inc.	5.375%	4/5/17	25	27
	Wal-Mart Stores Inc.	5.800%	2/15/18	425	480
	Wal-Mart Stores Inc.	1.125%	4/11/18	150	148
	Wal-Mart Stores Inc.	1.950%	12/15/18	75	76
	Wal-Mart Stores Inc.	3.625%	7/8/20	25	27
	Wal-Mart Stores Inc.	3.250%	10/25/20	325	342
	Wal-Mart Stores Inc.	4.250%	4/15/21	200	220
	Wal-Mart Stores Inc.	2.550%	4/11/23	150	148
	Wal-Mart Stores Inc.	3.300%	4/22/24	350	361
	Wal-Mart Stores Inc.	5.875%	4/5/27	725	927
	Wal-Mart Stores Inc.	7.550%	2/15/30	175	258
	Wal-Mart Stores Inc.	5.250%	9/1/35	150	181
	Wal-Mart Stores Inc.	6.500%	8/15/37	900	1,233
	Wal-Mart Stores Inc.	6.200%	4/15/38	300	402
	Wal-Mart Stores Inc.	5.625%	4/15/41	475	605
	Wal-Mart Stores Inc.	4.000%	4/11/43	150	155
	Wal-Mart Stores Inc.	4.300%	4/22/44	300	328
	Walgreen Co.	1.800%	9/15/17	175	175
	Walgreen Co.	3.100%	9/15/22	200	198
	Walgreen Co.	4.400%	9/15/42	75	75

Walgreens Boots Alliance Inc.	1.750%	11/17/17	200	201
Walgreens Boots Alliance Inc.	2.700%	11/18/19	350	352
Walgreens Boots Alliance Inc.	3.300%	11/18/21	225	227
Walgreens Boots Alliance Inc.	3.800%	11/18/24	275	280
Walgreens Boots Alliance Inc.	4.500%	11/18/34	125	130
Walgreens Boots Alliance Inc.	4.800%	11/18/44	275	290
Western Union Co.	5.930%	10/1/16	125	134
Western Union Co.	5.253%	4/1/20	133	146
Western Union Co.	6.200%	11/17/36	75	77
Western Union Co.	6.200%	6/21/40	200	212
Wyndham Worldwide Corp.	2.950%	3/1/17	200	204
Wyndham Worldwide Corp.	2.500%	3/1/18	50	50
Wyndham Worldwide Corp.	4.250%	3/1/22	175	179
Wyndham Worldwide Corp.	3.900%	3/1/23	50	49
Yum! Brands Inc.	6.250%	4/15/16	50	53
Yum! Brands Inc.	6.250%	3/15/18	28	31
Yum! Brands Inc.	5.350%	11/1/43	75	82

Consumer Noncyclical (3.5%)
Abbott Laboratories	4.125%	5/27/20	25	27
Abbott Laboratories	6.150%	11/30/37	175	237
Abbott Laboratories	6.000%	4/1/39	25	34
Abbott Laboratories	5.300%	5/27/40	300	367
AbbVie Inc.	1.750%	11/6/17	600	601
AbbVie Inc.	2.000%	11/6/18	225	224
AbbVie Inc.	2.900%	11/6/22	1,000	983
AbbVie Inc.	4.400%	11/6/42	100	103
Actavis Funding SCS	1.300%	6/15/17	300	294
Actavis Funding SCS	3.850%	6/15/24	100	100
Actavis Funding SCS	4.850%	6/15/44	245	248
Actavis Inc.	1.875%	10/1/17	100	99
Actavis Inc.	3.250%	10/1/22	675	658
Actavis Inc.	4.625%	10/1/42	50	49
Agilent Technologies Inc.	3.875%	7/15/23	100	100
Allergan Inc.	5.750%	4/1/16	25	26
Allergan Inc.	1.350%	3/15/18	25	24
Allergan Inc.	2.800%	3/15/23	100	93
Altria Group Inc.	9.700%	11/10/18	167	212
Altria Group Inc.	9.250%	8/6/19	185	238
Altria Group Inc.	2.625%	1/14/20	600	601
Altria Group Inc.	2.850%	8/9/22	75	73
Altria Group Inc.	9.950%	11/10/38	100	171
Altria Group Inc.	10.200%	2/6/39	430	750
Altria Group Inc.	4.250%	8/9/42	150	145
Altria Group Inc.	4.500%	5/2/43	100	101
Altria Group Inc.	5.375%	1/31/44	250	285
AmerisourceBergen Corp.	4.875%	11/15/19	25	28
AmerisourceBergen Corp.	3.500%	11/15/21	300	309
Amgen Inc.	2.300%	6/15/16	150	153
Amgen Inc.	2.500%	11/15/16	200	204
Amgen Inc.	2.125%	5/15/17	225	228
Amgen Inc.	5.850%	6/1/17	150	165
Amgen Inc.	5.700%	2/1/19	75	84
Amgen Inc.	3.450%	10/1/20	225	234
Amgen Inc.	4.100%	6/15/21	150	161
Amgen Inc.	3.875%	11/15/21	200	211
Amgen Inc.	3.625%	5/15/22	225	231
Amgen Inc.	3.625%	5/22/24	500	508
Amgen Inc.	6.375%	6/1/37	125	156
Amgen Inc.	6.900%	6/1/38	150	199
Amgen Inc.	6.400%	2/1/39	175	222
Amgen Inc.	5.750%	3/15/40	125	150
Amgen Inc.	4.950%	10/1/41	150	161
Amgen Inc.	5.150%	11/15/41	405	457
Amgen Inc.	5.650%	6/15/42	175	208
Anheuser-Busch Cos. LLC	5.500%	1/15/18	75	83
Anheuser-Busch Cos. LLC	6.800%	8/20/32	150	206
Anheuser-Busch Cos. LLC	5.750%	4/1/36	115	142
Anheuser-Busch InBev Finance Inc.	1.125%	1/27/17	100	100
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	425	427

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	250	243
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	500	520
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	300	297
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	200	217
	Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	300	307
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	525	525
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	700	848
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	175	210
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	500	566
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	150	168
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	75	82
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	200	194
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	232
	Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	75	98
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	225	212
	Archer-Daniels-Midland Co.	5.450%	3/15/18	75	84
	Archer-Daniels-Midland Co.	4.479%	3/1/21	225	249
	Archer-Daniels-Midland Co.	5.935%	10/1/32	100	128
	Archer-Daniels-Midland Co.	5.375%	9/15/35	275	334
	Archer-Daniels-Midland Co.	5.765%	3/1/41	50	64
	Archer-Daniels-Midland Co.	4.016%	4/16/43	25	25
[4]	Ascension Health Alliance	4.847%	11/15/53	200	225
	AstraZeneca plc	5.900%	9/15/17	550	615
	AstraZeneca plc	1.950%	9/18/19	25	25
	AstraZeneca plc	6.450%	9/15/37	450	603
	AstraZeneca plc	4.000%	9/18/42	150	147
	Baptist Health South Florida Obligated
	Group Revenue	4.590%	8/15/21	50	55
	Baxter International Inc.	6.250%	12/1/37	75	99
	Baxter International Inc.	3.650%	8/15/42	450	429
	Beam Suntory Inc.	5.375%	1/15/16	45	47
	Beam Suntory Inc.	1.875%	5/15/17	25	25
	Beam Suntory Inc.	3.250%	5/15/22	50	50
	Becton Dickinson & Co.	1.800%	12/15/17	200	201
	Becton Dickinson & Co.	5.000%	5/15/19	50	55
	Becton Dickinson & Co.	2.675%	12/15/19	100	101
	Becton Dickinson & Co.	3.250%	11/12/20	300	305
	Becton Dickinson & Co.	3.125%	11/8/21	65	65
	Becton Dickinson & Co.	3.734%	12/15/24	400	412
	Becton Dickinson & Co.	4.685%	12/15/44	75	81
	Biogen Idec Inc.	6.875%	3/1/18	325	374
	Boston Scientific Corp.	6.400%	6/15/16	250	267
	Boston Scientific Corp.	2.650%	10/1/18	135	136
	Boston Scientific Corp.	6.000%	1/15/20	200	225
	Boston Scientific Corp.	7.000%	11/15/35	25	32
	Boston Scientific Corp.	7.375%	1/15/40	50	67
	Bottling Group LLC	5.500%	4/1/16	250	265
	Bottling Group LLC	5.125%	1/15/19	100	112
	Bristol-Myers Squibb Co.	2.000%	8/1/22	275	260
	Bristol-Myers Squibb Co.	7.150%	6/15/23	200	262
	Bristol-Myers Squibb Co.	6.800%	11/15/26	100	134
	Bristol-Myers Squibb Co.	5.875%	11/15/36	112	143
	Bristol-Myers Squibb Co.	6.125%	5/1/38	50	65
	Bristol-Myers Squibb Co.	3.250%	8/1/42	75	66
	Bristol-Myers Squibb Co.	4.500%	3/1/44	50	55
	Brown-Forman Corp.	1.000%	1/15/18	150	147
	Brown-Forman Corp.	2.250%	1/15/23	50	48
	Brown-Forman Corp.	3.750%	1/15/43	25	25
	Bunge Ltd. Finance Corp.	4.100%	3/15/16	50	52
	Bunge Ltd. Finance Corp.	8.500%	6/15/19	275	338
	Campbell Soup Co.	3.050%	7/15/17	25	26
	Campbell Soup Co.	4.250%	4/15/21	100	108
	Campbell Soup Co.	3.800%	8/2/42	75	69
	Cardinal Health Inc.	1.700%	3/15/18	100	99
	Cardinal Health Inc.	4.625%	12/15/20	125	137
	Cardinal Health Inc.	3.200%	3/15/23	150	150
	Cardinal Health Inc.	4.600%	3/15/43	25	26
	CareFusion Corp.	6.375%	8/1/19	50	58
	CareFusion Corp.	3.300%	3/1/23	300	296
[4]	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	200	199

Catholic Health Initiatives Colorado GO	4.268%	5/15/44	50	52
Celgene Corp.	1.900%	8/15/17	75	75
Celgene Corp.	2.300%	8/15/18	100	101
Celgene Corp.	2.250%	5/15/19	125	124
Celgene Corp.	3.950%	10/15/20	25	26
Celgene Corp.	3.250%	8/15/22	175	176
Celgene Corp.	4.000%	8/15/23	100	105
Celgene Corp.	3.625%	5/15/24	125	127
Celgene Corp.	5.700%	10/15/40	50	61
Celgene Corp.	5.250%	8/15/43	75	85
Celgene Corp.	4.625%	5/15/44	175	182
Church & Dwight Co. Inc.	3.350%	12/15/15	50	51
Church & Dwight Co. Inc.	2.450%	12/15/19	75	75
Cleveland Clinic Foundation
Ohio Revenue	4.858%	1/1/14	350	357
Clorox Co.	3.800%	11/15/21	100	106
Clorox Co.	3.500%	12/15/24	250	252
Coca-Cola Co.	1.800%	9/1/16	650	661
Coca-Cola Co.	5.350%	11/15/17	450	499
Coca-Cola Co.	1.150%	4/1/18	261	258
Coca-Cola Co.	4.875%	3/15/19	200	224
Coca-Cola Co.	3.150%	11/15/20	125	131
Coca-Cola Co.	3.300%	9/1/21	250	262
Coca-Cola Co.	3.200%	11/1/23	300	309
Coca-Cola Enterprises Inc.	3.500%	9/15/20	300	311
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	100	108
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	250	262
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	350	404
Colgate-Palmolive Co.	1.300%	1/15/17	200	201
Colgate-Palmolive Co.	1.750%	3/15/19	75	74
Colgate-Palmolive Co.	2.450%	11/15/21	75	75
Colgate-Palmolive Co.	2.100%	5/1/23	50	48
Colgate-Palmolive Co.	3.250%	3/15/24	100	103
ConAgra Foods Inc.	1.300%	1/25/16	25	25
ConAgra Foods Inc.	1.900%	1/25/18	75	74
ConAgra Foods Inc.	7.000%	4/15/19	20	23
ConAgra Foods Inc.	3.250%	9/15/22	125	123
ConAgra Foods Inc.	3.200%	1/25/23	543	528
ConAgra Foods Inc.	7.125%	10/1/26	150	192
ConAgra Foods Inc.	6.625%	8/15/39	50	64
ConAgra Foods Inc.	4.650%	1/25/43	66	69
Covidien International Finance SA	6.000%	10/15/17	225	252
Covidien International Finance SA	3.200%	6/15/22	200	202
Covidien International Finance SA	6.550%	10/15/37	175	229
CR Bard Inc.	1.375%	1/15/18	225	222
Delhaize Group SA	5.700%	10/1/40	200	209
DENTSPLY International Inc.	2.750%	8/15/16	75	77
DENTSPLY International Inc.	4.125%	8/15/21	75	79
Diageo Capital plc	1.500%	5/11/17	275	275
Diageo Capital plc	5.750%	10/23/17	25	28
Diageo Capital plc	4.828%	7/15/20	300	334
Diageo Capital plc	2.625%	4/29/23	500	486
Diageo Investment Corp.	2.875%	5/11/22	600	599
Diageo Investment Corp.	4.250%	5/11/42	75	77
Dignity Health	3.812%	11/1/24	100	103
Dignity Health	5.267%	11/1/64	100	108
Dignity Health California GO	3.125%	11/1/22	50	49
Dignity Health California GO	4.500%	11/1/42	200	199
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	75	77
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	70	81
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	125	127
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	75	73
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	50	49
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	25	36
Edwards Lifesciences Corp.	2.875%	10/15/18	50	51
Eli Lilly & Co.	5.200%	3/15/17	150	163
Eli Lilly & Co.	1.950%	3/15/19	125	126
Eli Lilly & Co.	5.500%	3/15/27	150	181
Eli Lilly & Co.	5.550%	3/15/37	150	182
Eli Lilly & Co.	4.650%	6/15/44	100	112

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Energizer Holdings Inc.	4.700%	5/19/21	50	52
Energizer Holdings Inc.	4.700%	5/24/22	25	26
Estee Lauder Cos. Inc.	2.350%	8/15/22	75	72
Estee Lauder Cos. Inc.	3.700%	8/15/42	25	24
Express Scripts Holding Co.	3.125%	5/15/16	100	103
Express Scripts Holding Co.	2.650%	2/15/17	350	358
Express Scripts Holding Co.	7.250%	6/15/19	50	60
Express Scripts Holding Co.	4.750%	11/15/21	150	166
Express Scripts Holding Co.	3.900%	2/15/22	100	105
Express Scripts Holding Co.	6.125%	11/15/41	175	220
Flowers Foods Inc.	4.375%	4/1/22	75	79
Fomento Economico Mexicano
SAB de CV	4.375%	5/10/43	100	96
General Mills Inc.	5.700%	2/15/17	150	164
General Mills Inc.	1.400%	10/20/17	300	299
General Mills Inc.	5.650%	2/15/19	775	878
General Mills Inc.	2.200%	10/21/19	200	199
General Mills Inc.	3.150%	12/15/21	25	26
Gilead Sciences Inc.	2.050%	4/1/19	400	400
Gilead Sciences Inc.	2.350%	2/1/20	100	101
Gilead Sciences Inc.	4.500%	4/1/21	150	166
Gilead Sciences Inc.	4.400%	12/1/21	400	441
Gilead Sciences Inc.	3.700%	4/1/24	350	367
Gilead Sciences Inc.	3.500%	2/1/25	75	77
Gilead Sciences Inc.	5.650%	12/1/41	175	217
Gilead Sciences Inc.	4.800%	4/1/44	300	334
Gilead Sciences Inc.	4.500%	2/1/45	350	373
GlaxoSmithKline Capital Inc.	0.700%	3/18/16	50	50
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	675	760
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	50	49
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	550	730
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	103
GlaxoSmithKline Capital plc	1.500%	5/8/17	525	527
GlaxoSmithKline Capital plc	2.850%	5/8/22	100	100
Hasbro Inc.	6.300%	9/15/17	175	194
Hasbro Inc.	6.350%	3/15/40	300	368
Hershey Co.	5.450%	9/1/16	50	54
Hershey Co.	1.500%	11/1/16	100	101
Hershey Co.	4.125%	12/1/20	75	81
Hershey Co.	2.625%	5/1/23	100	98
Hormel Foods Corp.	4.125%	4/15/21	25	27
Ingredion Inc.	3.200%	11/1/15	25	25
Ingredion Inc.	4.625%	11/1/20	25	27
Ingredion Inc.	6.625%	4/15/37	25	32
International Flavors & Fragrances Inc.	3.200%	5/1/23	25	25
JM Smucker Co.	3.500%	10/15/21	50	52
Johnson & Johnson	5.550%	8/15/17	500	557
Johnson & Johnson	3.375%	12/5/23	200	214
Johnson & Johnson	6.950%	9/1/29	25	36
Johnson & Johnson	4.950%	5/15/33	150	181
Johnson & Johnson	4.375%	12/5/33	200	223
Johnson & Johnson	5.950%	8/15/37	200	270
Johnson & Johnson	4.500%	9/1/40	150	171
Kaiser Foundation Hospitals	3.500%	4/1/22	50	51
Kaiser Foundation Hospitals	4.875%	4/1/42	100	116
Kellogg Co.	1.875%	11/17/16	350	355
Kellogg Co.	4.150%	11/15/19	125	135
Kellogg Co.	4.000%	12/15/20	500	536
Kimberly-Clark Corp.	6.125%	8/1/17	275	308
Kimberly-Clark Corp.	6.250%	7/15/18	50	58
Kimberly-Clark Corp.	3.625%	8/1/20	140	149
Kimberly-Clark Corp.	6.625%	8/1/37	250	356
Koninklijke Philips NV	5.750%	3/11/18	200	223
Koninklijke Philips NV	3.750%	3/15/22	300	313
Koninklijke Philips NV	6.875%	3/11/38	175	240
Koninklijke Philips NV	5.000%	3/15/42	50	55
Kraft Foods Group Inc.	1.625%	6/4/15	50	50
Kraft Foods Group Inc.	2.250%	6/5/17	150	152
Kraft Foods Group Inc.	6.125%	8/23/18	75	86
Kraft Foods Group Inc.	5.375%	2/10/20	65	74

	Kraft Foods Group Inc.	3.500%	6/6/22	150	154
	Kraft Foods Group Inc.	6.875%	1/26/39	425	561
	Kraft Foods Group Inc.	5.000%	6/4/42	325	356
	Kroger Co.	2.200%	1/15/17	100	102
	Kroger Co.	6.150%	1/15/20	75	87
	Kroger Co.	3.300%	1/15/21	250	254
	Kroger Co.	2.950%	11/1/21	50	50
	Kroger Co.	3.400%	4/15/22	250	254
	Kroger Co.	4.000%	2/1/24	175	184
	Kroger Co.	8.000%	9/15/29	125	173
	Kroger Co.	7.500%	4/1/31	100	136
	Kroger Co.	6.900%	4/15/38	75	99
	Kroger Co.	5.150%	8/1/43	100	113
	Laboratory Corp. of America Holdings	5.625%	12/15/15	75	78
	Laboratory Corp. of America Holdings	2.200%	8/23/17	25	25
	Laboratory Corp. of America Holdings	2.500%	11/1/18	50	50
	Laboratory Corp. of America Holdings	3.750%	8/23/22	25	26
	Life Technologies Corp.	3.500%	1/15/16	50	51
	Life Technologies Corp.	6.000%	3/1/20	125	143
	Life Technologies Corp.	5.000%	1/15/21	75	83
	Lorillard Tobacco Co.	3.500%	8/4/16	50	51
	Lorillard Tobacco Co.	8.125%	6/23/19	175	212
	Lorillard Tobacco Co.	3.750%	5/20/23	250	248
	Lorillard Tobacco Co.	7.000%	8/4/41	75	96
	Mattel Inc.	1.700%	3/15/18	50	50
	Mattel Inc.	2.350%	5/6/19	200	199
	Mattel Inc.	3.150%	3/15/23	25	25
	Mattel Inc.	5.450%	11/1/41	150	170
[4]	Mayo Clinic	3.774%	11/15/43	275	272
[4]	Mayo Clinic	4.000%	11/15/47	100	102
	McCormick & Co. Inc.	3.900%	7/15/21	50	54
	McKesson Corp.	3.250%	3/1/16	425	435
	McKesson Corp.	2.284%	3/15/19	150	149
	McKesson Corp.	4.750%	3/1/21	25	28
	McKesson Corp.	3.796%	3/15/24	200	206
	McKesson Corp.	6.000%	3/1/41	475	588
	Mead Johnson Nutrition Co.	4.900%	11/1/19	100	110
	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	123
	Medco Health Solutions Inc.	2.750%	9/15/15	300	304
	Medco Health Solutions Inc.	7.125%	3/15/18	250	289
	Medtronic Inc.	4.750%	9/15/15	100	103
[7]	Medtronic Inc.	1.500%	3/15/18	150	149
	Medtronic Inc.	5.600%	3/15/19	25	29
[7]	Medtronic Inc.	2.500%	3/15/20	300	301
	Medtronic Inc.	4.450%	3/15/20	125	137
[7]	Medtronic Inc.	3.150%	3/15/22	400	405
	Medtronic Inc.	2.750%	4/1/23	275	270
	Medtronic Inc.	3.625%	3/15/24	50	52
[7]	Medtronic Inc.	3.500%	3/15/25	850	870
[7]	Medtronic Inc.	4.375%	3/15/35	500	527
	Medtronic Inc.	6.500%	3/15/39	25	33
	Medtronic Inc.	5.550%	3/15/40	350	413
	Medtronic Inc.	4.000%	4/1/43	100	96
	Medtronic Inc.	4.625%	3/15/44	75	81
[7]	Medtronic Inc.	4.625%	3/15/45	500	541
	Memorial Sloan-Kettering Cancer
	Center New York GO	5.000%	7/1/42	50	59
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.125%	7/1/52	150	150
	Merck & Co. Inc.	2.250%	1/15/16	400	407
	Merck & Co. Inc.	1.100%	1/31/18	50	49
	Merck & Co. Inc.	3.875%	1/15/21	250	270
	Merck & Co. Inc.	2.400%	9/15/22	250	244
	Merck & Co. Inc.	6.500%	12/1/33	75	104
	Merck & Co. Inc.	6.550%	9/15/37	125	178
	Merck & Co. Inc.	3.600%	9/15/42	75	72
	Merck & Co. Inc.	4.150%	5/18/43	225	240
	Merck Sharp & Dohme Corp.	4.750%	3/1/15	200	201
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	100	113
	Merck Sharp & Dohme Corp.	5.750%	11/15/36	150	196

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Molson Coors Brewing Co.	2.000%	5/1/17	25	25
	Molson Coors Brewing Co.	3.500%	5/1/22	25	25
	Molson Coors Brewing Co.	5.000%	5/1/42	100	108
	Mondelez International Inc.	4.125%	2/9/16	700	724
	Mondelez International Inc.	6.500%	8/11/17	150	168
	Mondelez International Inc.	5.375%	2/10/20	285	323
	Mondelez International Inc.	4.000%	2/1/24	500	523
	Mondelez International Inc.	6.500%	11/1/31	150	195
	Mondelez International Inc.	6.875%	2/1/38	75	100
	Mondelez International Inc.	6.875%	1/26/39	25	34
	Mondelez International Inc.	6.500%	2/9/40	225	300
	Mylan Inc.	1.800%	6/24/16	25	25
	Mylan Inc.	1.350%	11/29/16	250	249
	Mylan Inc.	2.600%	6/24/18	50	51
	Mylan Inc.	2.550%	3/28/19	250	249
	Mylan Inc.	4.200%	11/29/23	250	260
	Mylan Inc.	5.400%	11/29/43	200	222
	Newell Rubbermaid Inc.	2.050%	12/1/17	300	300
	Newell Rubbermaid Inc.	4.000%	12/1/24	100	102
	Novant Health Inc.	5.850%	11/1/19	150	173
	Novant Health Inc.	4.371%	11/1/43	150	154
	Novartis Capital Corp.	2.400%	9/21/22	75	74
	Novartis Capital Corp.	3.400%	5/6/24	400	416
	Novartis Capital Corp.	3.700%	9/21/42	75	75
	Novartis Capital Corp.	4.400%	5/6/44	350	391
	Novartis Securities Investment Ltd.	5.125%	2/10/19	650	730
	NYU Hospitals Center	4.784%	7/1/44	100	105
	Partners Healthcare System
	Massachusetts GO	3.443%	7/1/21	100	105
	Pepsi Bottling Group Inc.	7.000%	3/1/29	150	207
	PepsiAmericas Inc.	5.000%	5/15/17	100	109
	PepsiCo Inc.	0.700%	8/13/15	450	451
	PepsiCo Inc.	2.500%	5/10/16	200	204
	PepsiCo Inc.	1.250%	8/13/17	200	200
	PepsiCo Inc.	5.000%	6/1/18	325	358
	PepsiCo Inc.	7.900%	11/1/18	275	334
	PepsiCo Inc.	4.500%	1/15/20	25	28
	PepsiCo Inc.	3.000%	8/25/21	150	154
	PepsiCo Inc.	2.750%	3/5/22	275	275
	PepsiCo Inc.	5.500%	1/15/40	250	303
	PepsiCo Inc.	4.875%	11/1/40	200	225
	PepsiCo Inc.	4.000%	3/5/42	175	176
	PepsiCo Inc.	4.250%	10/22/44	100	104
	PerkinElmer Inc.	5.000%	11/15/21	75	83
	Perrigo Co. plc	2.300%	11/8/18	310	309
	Perrigo Co. plc	4.000%	11/15/23	200	206
	Perrigo Co. plc	5.300%	11/15/43	150	165
	Perrigo Finance plc	3.900%	12/15/24	200	203
	Pfizer Inc.	6.200%	3/15/19	600	698
	Pfizer Inc.	2.100%	5/15/19	450	452
	Pfizer Inc.	3.400%	5/15/24	450	469
	Pfizer Inc.	7.200%	3/15/39	275	400
	Pfizer Inc.	4.400%	5/15/44	100	109
	Pharmacia Corp.	6.600%	12/1/28	75	99
	Philip Morris International Inc.	2.500%	5/16/16	700	717
	Philip Morris International Inc.	1.625%	3/20/17	50	51
	Philip Morris International Inc.	1.125%	8/21/17	75	75
	Philip Morris International Inc.	1.250%	11/9/17	125	124
	Philip Morris International Inc.	5.650%	5/16/18	325	366
	Philip Morris International Inc.	2.625%	3/6/23	175	170
	Philip Morris International Inc.	3.250%	11/10/24	225	226
	Philip Morris International Inc.	6.375%	5/16/38	200	256
	Philip Morris International Inc.	4.375%	11/15/41	425	440
	Philip Morris International Inc.	4.500%	3/20/42	100	106
	Philip Morris International Inc.	3.875%	8/21/42	25	24
	Philip Morris International Inc.	4.125%	3/4/43	125	123
	Philip Morris International Inc.	4.875%	11/15/43	150	166
[4]	Procter & Gamble - Esop	9.360%	1/1/21	288	359
	Procter & Gamble Co.	3.500%	2/15/15	150	151
	Procter & Gamble Co.	1.450%	8/15/16	50	51

Procter & Gamble Co.	4.700%	2/15/19	100	111
Procter & Gamble Co.	1.900%	11/1/19	125	125
Procter & Gamble Co.	2.300%	2/6/22	425	422
Procter & Gamble Co.	6.450%	1/15/26	75	98
Procter & Gamble Co.	5.500%	2/1/34	125	161
Procter & Gamble Co.	5.550%	3/5/37	325	420
Quest Diagnostics Inc.	5.450%	11/1/15	200	207
Quest Diagnostics Inc.	2.700%	4/1/19	75	76
Quest Diagnostics Inc.	4.250%	4/1/24	100	103
Quest Diagnostics Inc.	6.950%	7/1/37	75	96
Reynolds American Inc.	1.050%	10/30/15	25	25
Reynolds American Inc.	6.750%	6/15/17	150	167
Reynolds American Inc.	3.250%	11/1/22	75	73
Reynolds American Inc.	4.850%	9/15/23	25	27
Reynolds American Inc.	7.250%	6/15/37	125	161
Reynolds American Inc.	4.750%	11/1/42	75	72
Reynolds American Inc.	6.150%	9/15/43	25	29
Safeway Inc.	5.000%	8/15/19	125	128
Safeway Inc.	3.950%	8/15/20	250	254
Sanofi	2.625%	3/29/16	200	205
Sanofi	1.250%	4/10/18	275	272
Sanofi	4.000%	3/29/21	600	653
St. Jude Medical Inc.	3.250%	4/15/23	175	175
St. Jude Medical Inc.	4.750%	4/15/43	175	186
Stryker Corp.	3.000%	1/15/15	50	50
Stryker Corp.	2.000%	9/30/16	100	102
Stryker Corp.	4.375%	1/15/20	50	53
Stryker Corp.	3.375%	5/15/24	200	202
Stryker Corp.	4.375%	5/15/44	100	105
Sysco Corp.	1.450%	10/2/17	100	100
Sysco Corp.	5.250%	2/12/18	250	277
Sysco Corp.	2.350%	10/2/19	200	201
Sysco Corp.	3.000%	10/2/21	125	127
Sysco Corp.	3.500%	10/2/24	200	206
Sysco Corp.	4.350%	10/2/34	150	162
Sysco Corp.	5.375%	9/21/35	100	120
Sysco Corp.	4.500%	10/2/44	150	163
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	75	76
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	100	102
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	725	706
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	200	247
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	250	256
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	25	25
Thermo Fisher Scientific Inc.	3.200%	5/1/15	200	202
Thermo Fisher Scientific Inc.	2.250%	8/15/16	500	508
Thermo Fisher Scientific Inc.	4.500%	3/1/21	300	325
Thermo Fisher Scientific Inc.	3.300%	2/15/22	200	200
Tupperware Brands Corp.	4.750%	6/1/21	50	54
Tyson Foods Inc.	2.650%	8/15/19	75	76
Tyson Foods Inc.	4.500%	6/15/22	275	297
Tyson Foods Inc.	3.950%	8/15/24	100	104
Tyson Foods Inc.	4.875%	8/15/34	550	603
Tyson Foods Inc.	5.150%	8/15/44	100	113
Unilever Capital Corp.	2.750%	2/10/16	500	511
Unilever Capital Corp.	2.200%	3/6/19	200	202
Unilever Capital Corp.	4.250%	2/10/21	200	221
Unilever Capital Corp.	5.900%	11/15/32	50	69
Whirlpool Corp.	1.350%	3/1/17	175	175
Whirlpool Corp.	1.650%	11/1/17	100	100
Whirlpool Corp.	4.000%	3/1/24	175	182
Whirlpool Corp.	3.700%	5/1/25	200	203
Wyeth LLC	5.500%	2/15/16	200	211
Wyeth LLC	5.450%	4/1/17	50	55
Wyeth LLC	6.450%	2/1/24	100	126
Wyeth LLC	6.500%	2/1/34	150	202
Wyeth LLC	6.000%	2/15/36	175	227
Wyeth LLC	5.950%	4/1/37	400	512
Zeneca Wilmington Inc.	7.000%	11/15/23	25	32
Zimmer Holdings Inc.	4.625%	11/30/19	50	55
Zimmer Holdings Inc.	3.375%	11/30/21	100	102

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Zimmer Holdings Inc.	5.750%	11/30/39	50	61
Zoetis Inc.	1.150%	2/1/16	25	25
Zoetis Inc.	1.875%	2/1/18	25	25
Zoetis Inc.	3.250%	2/1/23	300	296
Zoetis Inc.	4.700%	2/1/43	50	51

Energy (2.7%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	125	150
Anadarko Petroleum Corp.	5.950%	9/15/16	500	535
Anadarko Petroleum Corp.	6.450%	9/15/36	200	238
Anadarko Petroleum Corp.	7.950%	6/15/39	25	34
Anadarko Petroleum Corp.	6.200%	3/15/40	275	320
Apache Corp.	5.625%	1/15/17	100	108
Apache Corp.	1.750%	4/15/17	75	75
Apache Corp.	6.900%	9/15/18	300	348
Apache Corp.	3.625%	2/1/21	75	76
Apache Corp.	6.000%	1/15/37	350	380
Apache Corp.	5.100%	9/1/40	350	343
Apache Corp.	4.750%	4/15/43	200	187
Baker Hughes Inc.	3.200%	8/15/21	300	303
Baker Hughes Inc.	6.875%	1/15/29	100	130
Baker Hughes Inc.	5.125%	9/15/40	275	299
Boardwalk Pipelines LP	5.500%	2/1/17	100	106
Boardwalk Pipelines LP	3.375%	2/1/23	100	91
BP Capital Markets plc	3.200%	3/11/16	225	231
BP Capital Markets plc	2.248%	11/1/16	500	510
BP Capital Markets plc	1.846%	5/5/17	225	227
BP Capital Markets plc	1.375%	11/6/17	200	198
BP Capital Markets plc	4.750%	3/10/19	175	191
BP Capital Markets plc	2.237%	5/10/19	425	423
BP Capital Markets plc	2.521%	1/15/20	150	150
BP Capital Markets plc	4.500%	10/1/20	225	242
BP Capital Markets plc	4.742%	3/11/21	350	381
BP Capital Markets plc	3.245%	5/6/22	250	246
BP Capital Markets plc	2.500%	11/6/22	75	70
BP Capital Markets plc	2.750%	5/10/23	300	282
BP Capital Markets plc	3.994%	9/26/23	200	205
BP Capital Markets plc	3.814%	2/10/24	400	403
Buckeye Partners LP	2.650%	11/15/18	225	221
Buckeye Partners LP	4.150%	7/1/23	75	73
Buckeye Partners LP	5.850%	11/15/43	25	25
Burlington Resources Finance Co.	7.400%	12/1/31	175	247
Cameron International Corp.	6.375%	7/15/18	150	169
Cameron International Corp.	4.000%	12/15/23	250	251
Cameron International Corp.	3.700%	6/15/24	100	97
Cameron International Corp.	7.000%	7/15/38	100	123
Canadian Natural Resources Ltd.	6.000%	8/15/16	125	135
Canadian Natural Resources Ltd.	5.700%	5/15/17	225	244
Canadian Natural Resources Ltd.	7.200%	1/15/32	225	277
Canadian Natural Resources Ltd.	6.450%	6/30/33	125	146
Canadian Natural Resources Ltd.	6.500%	2/15/37	150	173
Cenovus Energy Inc.	5.700%	10/15/19	50	56
Cenovus Energy Inc.	6.750%	11/15/39	375	428
Cenovus Energy Inc.	4.450%	9/15/42	150	128
Cenovus Energy Inc.	5.200%	9/15/43	100	96
CenterPoint Energy Resources Corp.	6.150%	5/1/16	75	80
CenterPoint Energy Resources Corp.	4.500%	1/15/21	50	55
CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	314
Chevron Corp.	0.889%	6/24/16	25	25
Chevron Corp.	1.345%	11/15/17	450	451
Chevron Corp.	1.104%	12/5/17	175	174
Chevron Corp.	1.718%	6/24/18	350	351
Chevron Corp.	4.950%	3/3/19	275	307
Chevron Corp.	2.193%	11/15/19	300	301
Chevron Corp.	2.355%	12/5/22	325	314
Chevron Corp.	3.191%	6/24/23	325	332
ConocoPhillips	5.750%	2/1/19	875	995
ConocoPhillips	5.900%	10/15/32	50	61
ConocoPhillips	5.900%	5/15/38	50	62
ConocoPhillips	6.500%	2/1/39	200	265

	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	250	270
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	200	249
	ConocoPhillips Co.	3.350%	11/15/24	250	253
	ConocoPhillips Co.	4.150%	11/15/34	100	103
	ConocoPhillips Co.	4.300%	11/15/44	125	131
	ConocoPhillips Holding Co.	6.950%	4/15/29	150	200
	Continental Resources Inc.	5.000%	9/15/22	350	339
	Continental Resources Inc.	4.500%	4/15/23	325	308
	Continental Resources Inc.	3.800%	6/1/24	600	531
	Continental Resources Inc.	4.900%	6/1/44	75	64
	DCP Midstream Operating LP	2.500%	12/1/17	475	475
	DCP Midstream Operating LP	2.700%	4/1/19	100	98
	DCP Midstream Operating LP	3.875%	3/15/23	75	72
	DCP Midstream Operating LP	5.600%	4/1/44	100	102
	Devon Energy Corp.	4.000%	7/15/21	100	104
	Devon Energy Corp.	3.250%	5/15/22	125	123
	Devon Energy Corp.	7.950%	4/15/32	50	69
	Devon Energy Corp.	5.600%	7/15/41	250	278
	Devon Energy Corp.	4.750%	5/15/42	75	75
	Devon Financing Corp. LLC	7.875%	9/30/31	300	409
	Diamond Offshore Drilling Inc.	5.875%	5/1/19	75	82
	Diamond Offshore Drilling Inc.	3.450%	11/1/23	25	23
	Diamond Offshore Drilling Inc.	5.700%	10/15/39	100	96
	Diamond Offshore Drilling Inc.	4.875%	11/1/43	125	107
	Dominion Gas Holdings LLC	3.600%	12/15/24	200	204
	Dominion Gas Holdings LLC	4.600%	12/15/44	400	421
	El Paso Pipeline Partners
	Operating Co. LLC	5.000%	10/1/21	150	158
	El Paso Pipeline Partners
	Operating Co. LLC	4.300%	5/1/24	300	298
	El Paso Pipeline Partners
	Operating Co. LLC	4.700%	11/1/42	675	608
[7]	Enable Midstream Partners LP	2.400%	5/15/19	100	97
[7]	Enable Midstream Partners LP	3.900%	5/15/24	100	96
[7]	Enable Midstream Partners LP	5.000%	5/15/44	100	93
	Enbridge Energy Partners LP	6.500%	4/15/18	75	85
	Enbridge Energy Partners LP	9.875%	3/1/19	225	285
	Enbridge Energy Partners LP	7.500%	4/15/38	150	184
	Enbridge Inc.	4.500%	6/10/44	100	86
	Encana Corp.	5.900%	12/1/17	225	246
	Encana Corp.	6.500%	8/15/34	325	353
	Encana Corp.	6.625%	8/15/37	125	135
	Energy Transfer Partners LP	6.125%	2/15/17	50	54
	Energy Transfer Partners LP	9.000%	4/15/19	229	281
	Energy Transfer Partners LP	4.150%	10/1/20	425	436
	Energy Transfer Partners LP	4.650%	6/1/21	100	104
	Energy Transfer Partners LP	5.200%	2/1/22	300	321
	Energy Transfer Partners LP	6.625%	10/15/36	150	171
	Energy Transfer Partners LP	6.050%	6/1/41	100	109
	Energy Transfer Partners LP	6.500%	2/1/42	475	546
	EnLink Midstream Partners LP	2.700%	4/1/19	100	98
	EnLink Midstream Partners LP	4.400%	4/1/24	50	51
	EnLink Midstream Partners LP	5.600%	4/1/44	50	52
	Ensco plc	3.250%	3/15/16	125	127
	Ensco plc	4.700%	3/15/21	225	226
	Enterprise Products Operating LLC	6.300%	9/15/17	125	140
	Enterprise Products Operating LLC	6.650%	4/15/18	75	86
	Enterprise Products Operating LLC	6.500%	1/31/19	50	57
	Enterprise Products Operating LLC	2.550%	10/15/19	225	223
	Enterprise Products Operating LLC	3.350%	3/15/23	200	198
	Enterprise Products Operating LLC	3.900%	2/15/24	350	355
	Enterprise Products Operating LLC	3.750%	2/15/25	150	150
	Enterprise Products Operating LLC	6.875%	3/1/33	175	224
	Enterprise Products Operating LLC	7.550%	4/15/38	250	344
	Enterprise Products Operating LLC	5.950%	2/1/41	175	205
	Enterprise Products Operating LLC	4.450%	2/15/43	50	49
	Enterprise Products Operating LLC	4.850%	3/15/44	300	313
	Enterprise Products Operating LLC	5.100%	2/15/45	350	376
	Enterprise Products Operating LLC	4.950%	10/15/54	100	103
[4]	Enterprise Products Operating LLC	8.375%	8/1/66	100	107

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Enterprise Products Operating LLC	7.034%	1/15/68	225	247
	EOG Resources Inc.	5.875%	9/15/17	125	139
	EOG Resources Inc.	4.400%	6/1/20	100	109
	EOG Resources Inc.	4.100%	2/1/21	350	374
	EOG Resources Inc.	2.625%	3/15/23	200	192
	EQT Corp.	6.500%	4/1/18	350	392
	FMC Technologies Inc.	2.000%	10/1/17	100	99
	FMC Technologies Inc.	3.450%	10/1/22	25	24
	Halliburton Co.	1.000%	8/1/16	125	125
	Halliburton Co.	2.000%	8/1/18	125	124
	Halliburton Co.	6.150%	9/15/19	200	232
	Halliburton Co.	3.500%	8/1/23	225	230
	Halliburton Co.	6.700%	9/15/38	125	162
	Halliburton Co.	7.450%	9/15/39	200	280
	Halliburton Co.	4.750%	8/1/43	100	105
	Hess Corp.	3.500%	7/15/24	100	96
	Hess Corp.	7.875%	10/1/29	350	455
	Hess Corp.	7.125%	3/15/33	100	124
	Hess Corp.	6.000%	1/15/40	150	166
	Hess Corp.	5.600%	2/15/41	300	322
	Husky Energy Inc.	6.150%	6/15/19	100	114
	Husky Energy Inc.	4.000%	4/15/24	150	148
	Husky Energy Inc.	6.800%	9/15/37	50	62
	Kerr-McGee Corp.	6.950%	7/1/24	250	306
	Kerr-McGee Corp.	7.875%	9/15/31	50	69
	Kinder Morgan Energy Partners LP	3.500%	3/1/16	325	332
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	300	331
	Kinder Morgan Energy Partners LP	9.000%	2/1/19	350	424
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	325	373
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	25	24
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	125	119
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	275	330
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	53
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	450	506
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	58
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	200	223
	Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	284
	Kinder Morgan Energy Partners LP	5.000%	8/15/42	25	24
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	71
	Kinder Morgan Inc.	7.000%	6/15/17	150	166
	Kinder Morgan Inc.	2.000%	12/1/17	125	124
	Kinder Morgan Inc.	3.050%	12/1/19	200	198
	Kinder Morgan Inc.	4.300%	6/1/25	200	200
	Kinder Morgan Inc.	7.800%	8/1/31	90	109
	Kinder Morgan Inc.	7.750%	1/15/32	165	202
	Kinder Morgan Inc.	5.300%	12/1/34	175	178
	Kinder Morgan Inc.	5.550%	6/1/45	275	281
	Magellan Midstream Partners LP	5.650%	10/15/16	75	81
	Magellan Midstream Partners LP	6.550%	7/15/19	75	87
	Magellan Midstream Partners LP	4.250%	2/1/21	225	243
	Magellan Midstream Partners LP	5.150%	10/15/43	275	290
	Marathon Oil Corp.	6.000%	10/1/17	125	138
	Marathon Oil Corp.	5.900%	3/15/18	46	51
	Marathon Oil Corp.	2.800%	11/1/22	175	163
	Marathon Oil Corp.	6.800%	3/15/32	300	362
	Marathon Petroleum Corp.	3.500%	3/1/16	250	256
	Marathon Petroleum Corp.	5.125%	3/1/21	375	413
	Marathon Petroleum Corp.	4.750%	9/15/44	250	236
	Murphy Oil Corp.	2.500%	12/1/17	200	199
	Murphy Oil Corp.	3.700%	12/1/22	50	45
	Murphy Oil Corp.	5.125%	12/1/42	125	106
	Nabors Industries Inc.	6.150%	2/15/18	450	468
	Nabors Industries Inc.	5.000%	9/15/20	175	172
	National Oilwell Varco Inc.	1.350%	12/1/17	200	198
	National Oilwell Varco Inc.	2.600%	12/1/22	25	24
	National Oilwell Varco Inc.	3.950%	12/1/42	125	113
	Nisource Finance Corp.	5.250%	9/15/17	150	164
	Nisource Finance Corp.	6.400%	3/15/18	75	85
	Nisource Finance Corp.	6.800%	1/15/19	75	88
	Nisource Finance Corp.	4.450%	12/1/21	100	108

	Nisource Finance Corp.	6.125%	3/1/22	75	89
	NiSource Finance Corp.	6.250%	12/15/40	150	193
	Nisource Finance Corp.	5.800%	2/1/42	150	183
	Nisource Finance Corp.	4.800%	2/15/44	125	133
	Noble Energy Inc.	8.250%	3/1/19	475	572
	Noble Energy Inc.	5.250%	11/15/43	375	380
	Noble Holding International Ltd.	2.500%	3/15/17	100	95
	Noble Holding International Ltd.	4.900%	8/1/20	125	117
	Noble Holding International Ltd.	3.950%	3/15/22	50	43
	Noble Holding International Ltd.	6.200%	8/1/40	100	91
	Noble Holding International Ltd.	6.050%	3/1/41	150	131
	Noble Holding International Ltd.	5.250%	3/15/42	100	79
	Occidental Petroleum Corp.	2.500%	2/1/16	200	203
	Occidental Petroleum Corp.	1.500%	2/15/18	750	742
	Occidental Petroleum Corp.	4.100%	2/1/21	350	371
	Occidental Petroleum Corp.	2.700%	2/15/23	350	333
	Oceaneering International Inc.	4.650%	11/15/24	85	83
	ONEOK Partners LP	3.250%	2/1/16	50	51
	ONEOK Partners LP	6.150%	10/1/16	150	161
	ONEOK Partners LP	2.000%	10/1/17	175	174
	ONEOK Partners LP	8.625%	3/1/19	225	272
	ONEOK Partners LP	3.375%	10/1/22	100	93
	ONEOK Partners LP	6.650%	10/1/36	300	345
	ONEOK Partners LP	6.125%	2/1/41	150	162
	Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	250	277
	Petro-Canada	7.875%	6/15/26	25	32
	Petro-Canada	7.000%	11/15/28	100	131
	Petro-Canada	5.350%	7/15/33	150	173
	Petro-Canada	6.800%	5/15/38	225	284
	Phillips 66	2.950%	5/1/17	350	361
	Phillips 66	4.300%	4/1/22	275	290
	Phillips 66	4.650%	11/15/34	200	205
	Phillips 66	5.875%	5/1/42	175	202
	Phillips 66	4.875%	11/15/44	150	153
	Pioneer Natural Resources Co.	6.875%	5/1/18	250	282
	Pioneer Natural Resources Co.	3.950%	7/15/22	200	198
	Plains All American Pipeline LP /
	PAA Finance Corp.	6.500%	5/1/18	25	28
	Plains All American Pipeline LP /
	PAA Finance Corp.	8.750%	5/1/19	75	93
	Plains All American Pipeline LP /
	PAA Finance Corp.	5.000%	2/1/21	550	605
	Plains All American Pipeline LP /
	PAA Finance Corp.	3.600%	11/1/24	300	295
	Plains All American Pipeline LP /
	PAA Finance Corp.	4.300%	1/31/43	325	307
	Plains All American Pipeline LP /
	PAA Finance Corp.	4.700%	6/15/44	100	99
	Pride International Inc.	8.500%	6/15/19	450	539
	Pride International Inc.	6.875%	8/15/20	275	309
	Questar Corp.	2.750%	2/1/16	25	25
	Rowan Cos. Inc.	5.000%	9/1/17	175	182
	Rowan Cos. Inc.	7.875%	8/1/19	75	85
	Rowan Cos. Inc.	4.750%	1/15/24	50	47
	Rowan Cos. Inc.	5.850%	1/15/44	100	90
	Schlumberger Investment SA	3.650%	12/1/23	225	233
	Shell International Finance BV	3.100%	6/28/15	975	988
	Shell International Finance BV	1.900%	8/10/18	75	75
	Shell International Finance BV	2.000%	11/15/18	50	50
	Shell International Finance BV	4.300%	9/22/19	550	603
	Shell International Finance BV	3.400%	8/12/23	75	77
	Shell International Finance BV	6.375%	12/15/38	475	637
	Shell International Finance BV	5.500%	3/25/40	125	152
	Shell International Finance BV	4.550%	8/12/43	400	437
[7]	Southern Natural Gas Co. LLC	5.900%	4/1/17	200	215
	Southwestern Energy Co.	7.500%	2/1/18	175	196
	Southwestern Energy Co.	4.100%	3/15/22	175	172
	Spectra Energy Capital LLC	6.200%	4/15/18	300	334
	Spectra Energy Capital LLC	6.750%	2/15/32	50	58
	Spectra Energy Partners LP	2.950%	9/25/18	25	25

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Suncor Energy Inc.	6.100%	6/1/18	25	28
	Suncor Energy Inc.	5.950%	12/1/34	75	87
	Suncor Energy Inc.	6.500%	6/15/38	825	1,014
	Sunoco Logistics Partners
	Operations LP	3.450%	1/15/23	50	48
	Sunoco Logistics Partners
	Operations LP	4.250%	4/1/24	75	76
	Sunoco Logistics Partners
	Operations LP	4.950%	1/15/43	175	168
	Sunoco Logistics Partners
	Operations LP	5.300%	4/1/44	100	101
	Sunoco Logistics Partners
	Operations LP	5.350%	5/15/45	225	229
	Talisman Energy Inc.	7.750%	6/1/19	200	230
	Talisman Energy Inc.	3.750%	2/1/21	225	218
	Talisman Energy Inc.	5.850%	2/1/37	150	146
	Talisman Energy Inc.	6.250%	2/1/38	125	127
	Tosco Corp.	8.125%	2/15/30	100	145
	Total Capital Canada Ltd.	1.450%	1/15/18	75	75
	Total Capital Canada Ltd.	2.750%	7/15/23	125	121
	Total Capital International SA	1.000%	8/12/16	100	100
	Total Capital International SA	1.550%	6/28/17	350	351
	Total Capital International SA	2.125%	1/10/19	350	351
	Total Capital International SA	2.750%	6/19/21	150	150
	Total Capital International SA	2.875%	2/17/22	300	297
	Total Capital International SA	2.700%	1/25/23	50	48
	Total Capital International SA	3.700%	1/15/24	475	491
	Total Capital International SA	3.750%	4/10/24	300	312
	Total Capital SA	2.125%	8/10/18	250	252
	Total Capital SA	4.450%	6/24/20	375	411
	Total Capital SA	4.125%	1/28/21	125	134
	TransCanada PipeLines Ltd.	6.500%	8/15/18	150	172
	TransCanada PipeLines Ltd.	3.800%	10/1/20	175	180
	TransCanada PipeLines Ltd.	4.625%	3/1/34	350	354
	TransCanada PipeLines Ltd.	5.600%	3/31/34	150	169
	TransCanada PipeLines Ltd.	5.850%	3/15/36	300	344
	TransCanada PipeLines Ltd.	6.200%	10/15/37	475	559
	TransCanada PipeLines Ltd.	5.000%	10/16/43	150	158
[4]	TransCanada PipeLines Ltd.	6.350%	5/15/67	275	267
	Transcontinental Gas Pipe
	Line Co. LLC	6.050%	6/15/18	250	280
	Transocean Inc.	4.950%	11/15/15	640	642
	Transocean Inc.	2.500%	10/15/17	75	66
	Transocean Inc.	6.000%	3/15/18	75	72
	Transocean Inc.	6.500%	11/15/20	100	94
	Transocean Inc.	6.375%	12/15/21	50	46
	Transocean Inc.	3.800%	10/15/22	75	61
	Transocean Inc.	7.500%	4/15/31	175	161
	Transocean Inc.	6.800%	3/15/38	150	126
	Valero Energy Corp.	9.375%	3/15/19	100	125
	Valero Energy Corp.	6.125%	2/1/20	75	85
	Valero Energy Corp.	7.500%	4/15/32	725	911
	Weatherford International LLC	6.350%	6/15/17	250	268
	Weatherford International LLC	6.800%	6/15/37	150	143
	Weatherford International Ltd.	6.000%	3/15/18	325	344
	Weatherford International Ltd.	4.500%	4/15/22	125	111
	Weatherford International Ltd.	6.500%	8/1/36	275	252
	Weatherford International Ltd.	6.750%	9/15/40	100	94
	Western Gas Partners LP	5.375%	6/1/21	300	329
	Western Gas Partners LP	5.450%	4/1/44	150	158
	Williams Cos. Inc.	7.500%	1/15/31	116	123
	Williams Cos. Inc.	7.750%	6/15/31	185	198
	Williams Cos. Inc.	5.750%	6/24/44	200	174
	Williams Partners LP	5.250%	3/15/20	475	516
	Williams Partners LP	4.125%	11/15/20	275	282
	Williams Partners LP	6.300%	4/15/40	100	112
	Williams Partners LP	5.400%	3/4/44	400	394
	XTO Energy Inc.	6.250%	8/1/17	375	422

	Other Industrial (0.1%)
	California Institute of Technology GO	4.700%	11/1/11	50	54
	Cintas Corp. No 2	6.125%	12/1/17	150	168
	Cintas Corp. No 2	3.250%	6/1/22	75	76
	Fluor Corp.	3.375%	9/15/21	75	78
	Fluor Corp.	3.500%	12/15/24	150	149
	Howard Hughes Medical Institute	3.500%	9/1/23	200	210
[4]	Johns Hopkins University Maryland GO 4.083%		7/1/53	75	78
[4]	Massachusetts Institute of
	Technology GO	3.959%	7/1/38	125	133
	Massachusetts Institute of
	Technology GO	5.600%	7/1/11	200	274
	Massachusetts Institute of
	Technology GO	4.678%	7/1/14	75	87
[4]	Northwestern University Illinois GO	4.643%	12/1/44	75	87
	University of Pennsylvania GO	4.674%	9/1/12	250	266
	Yale University Connecticut GO	2.086%	4/15/19	50	50

	Technology (1.4%)
	Adobe Systems Inc.	4.750%	2/1/20	175	192
	Altera Corp.	1.750%	5/15/17	50	50
	Altera Corp.	2.500%	11/15/18	225	227
	Altera Corp.	4.100%	11/15/23	75	78
	Amphenol Corp.	1.550%	9/15/17	100	100
	Amphenol Corp.	2.550%	1/30/19	200	201
	Analog Devices Inc.	2.875%	6/1/23	150	145
	Apple Inc.	0.450%	5/3/16	300	300
	Apple Inc.	1.050%	5/5/17	450	451
	Apple Inc.	1.000%	5/3/18	450	443
	Apple Inc.	2.100%	5/6/19	325	328
	Apple Inc.	2.850%	5/6/21	1,225	1,251
	Apple Inc.	2.400%	5/3/23	725	703
	Apple Inc.	3.450%	5/6/24	450	472
	Apple Inc.	3.850%	5/4/43	450	450
	Apple Inc.	4.450%	5/6/44	175	193
	Applied Materials Inc.	4.300%	6/15/21	150	163
	Applied Materials Inc.	5.850%	6/15/41	150	183
	Arrow Electronics Inc.	3.375%	11/1/15	75	76
	Arrow Electronics Inc.	3.000%	3/1/18	50	51
	Arrow Electronics Inc.	4.500%	3/1/23	50	52
	Autodesk Inc.	1.950%	12/15/17	25	25
	Autodesk Inc.	3.600%	12/15/22	25	25
	Avnet Inc.	5.875%	6/15/20	200	224
	Baidu Inc.	2.750%	6/9/19	200	199
	Baidu Inc.	3.500%	11/28/22	500	495
	Broadcom Corp.	2.700%	11/1/18	50	51
	Broadcom Corp.	2.500%	8/15/22	325	312
	Broadridge Financial Solutions Inc.	3.950%	9/1/20	25	26
	CA Inc.	5.375%	12/1/19	175	194
	CA Inc.	4.500%	8/15/23	75	78
	Cadence Design Systems Inc.	4.375%	10/15/24	100	102
	Cisco Systems Inc.	5.500%	2/22/16	200	211
	Cisco Systems Inc.	1.100%	3/3/17	100	100
	Cisco Systems Inc.	3.150%	3/14/17	50	52
	Cisco Systems Inc.	4.950%	2/15/19	475	531
	Cisco Systems Inc.	2.125%	3/1/19	600	602
	Cisco Systems Inc.	4.450%	1/15/20	825	907
	Cisco Systems Inc.	2.900%	3/4/21	75	77
	Cisco Systems Inc.	3.625%	3/4/24	125	131
	Cisco Systems Inc.	5.900%	2/15/39	200	252
	Cisco Systems Inc.	5.500%	1/15/40	275	334
	Computer Sciences Corp.	6.500%	3/15/18	50	56
	Corning Inc.	6.625%	5/15/19	25	29
	Corning Inc.	3.700%	11/15/23	200	207
	Corning Inc.	4.700%	3/15/37	475	509
	Corning Inc.	5.750%	8/15/40	75	90
	Dun & Bradstreet Corp.	4.375%	12/1/22	50	51
	EMC Corp.	1.875%	6/1/18	460	459
	EMC Corp.	2.650%	6/1/20	165	166
	EMC Corp.	3.375%	6/1/23	220	219

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity		Value •
		Coupon	Date	($000)	($000)
	Equifax Inc.	6.300%	7/1/17	25	28
	Fidelity National Information
	Services Inc.	2.000%	4/15/18	25	25
	Fidelity National Information
	Services Inc.	5.000%	3/15/22	50	53
	Fidelity National Information
	Services Inc.	3.500%	4/15/23	650	645
	Fiserv Inc.	3.125%	10/1/15	50	51
	Fiserv Inc.	6.800%	11/20/17	150	170
	Fiserv Inc.	3.500%	10/1/22	150	151
	Google Inc.	2.125%	5/19/16	25	25
	Google Inc.	3.625%	5/19/21	150	161
	Harris Corp.	4.400%	12/15/20	50	53
	Harris Corp.	6.150%	12/15/40	75	91
	Hewlett-Packard Co.	3.000%	9/15/16	150	154
	Hewlett-Packard Co.	3.300%	12/9/16	50	52
	Hewlett-Packard Co.	2.600%	9/15/17	150	153
	Hewlett-Packard Co.	5.500%	3/1/18	75	83
	Hewlett-Packard Co.	3.750%	12/1/20	325	336
	Hewlett-Packard Co.	4.300%	6/1/21	850	896
	Hewlett-Packard Co.	4.375%	9/15/21	200	210
	Hewlett-Packard Co.	4.650%	12/9/21	350	376
	Hewlett-Packard Co.	6.000%	9/15/41	100	113
	Ingram Micro Inc.	4.950%	12/15/24	250	250
	Intel Corp.	1.950%	10/1/16	100	102
	Intel Corp.	1.350%	12/15/17	775	774
	Intel Corp.	3.300%	10/1/21	100	105
	Intel Corp.	2.700%	12/15/22	275	273
	Intel Corp.	4.000%	12/15/32	150	154
	Intel Corp.	4.800%	10/1/41	475	522
	Intel Corp.	4.250%	12/15/42	325	335
	International Business Machines Corp.	2.000%	1/5/16	25	25
	International Business Machines Corp.	5.700%	9/14/17	2,150	2,397
	International Business Machines Corp.	1.950%	2/12/19	225	225
	International Business Machines Corp.	1.625%	5/15/20	25	24
	International Business Machines Corp.	3.375%	8/1/23	50	51
	International Business Machines Corp.	3.625%	2/12/24	400	417
	International Business Machines Corp.	7.000%	10/30/25	300	396
	International Business Machines Corp.	6.220%	8/1/27	75	95
	International Business Machines Corp.	6.500%	1/15/28	75	97
	International Business Machines Corp.	5.600%	11/30/39	98	118
	International Business Machines Corp.	4.000%	6/20/42	68	68
	Jabil Circuit Inc.	5.625%	12/15/20	100	106
	Juniper Networks Inc.	3.100%	3/15/16	30	31
	Juniper Networks Inc.	4.600%	3/15/21	50	52
	Juniper Networks Inc.	5.950%	3/15/41	25	25
[7]	Keysight Technologies Inc.	3.300%	10/30/19	100	99
[7]	Keysight Technologies Inc.	4.550%	10/30/24	100	100
	KLA-Tencor Corp.	2.375%	11/1/17	100	101
	KLA-Tencor Corp.	4.125%	11/1/21	300	307
	KLA-Tencor Corp.	4.650%	11/1/24	200	207
	Lender Processing Services Inc /
	Black Knight Lending Solutions Inc	5.750%	4/15/23	100	106
	Lexmark International Inc.	6.650%	6/1/18	150	167
	Maxim Integrated Products Inc.	3.375%	3/15/23	25	25
	Microsoft Corp.	1.625%	9/25/15	150	151
	Microsoft Corp.	1.000%	5/1/18	200	197
	Microsoft Corp.	4.200%	6/1/19	25	27
	Microsoft Corp.	3.000%	10/1/20	225	236
	Microsoft Corp.	2.125%	11/15/22	200	194
	Microsoft Corp.	2.375%	5/1/23	250	245
	Microsoft Corp.	3.625%	12/15/23	300	320
	Microsoft Corp.	5.200%	6/1/39	25	30
	Microsoft Corp.	4.500%	10/1/40	100	110
	Microsoft Corp.	5.300%	2/8/41	50	61
	Microsoft Corp.	3.500%	11/15/42	280	266
	Microsoft Corp.	3.750%	5/1/43	45	45
	Motorola Solutions Inc.	3.750%	5/15/22	250	250
	Motorola Solutions Inc.	7.500%	5/15/25	50	62
	Motorola Solutions Inc.	5.500%	9/1/44	100	106

	NetApp Inc.	3.375%	6/15/21	300	301
	Oracle Corp.	5.250%	1/15/16	275	288
	Oracle Corp.	1.200%	10/15/17	325	324
	Oracle Corp.	5.750%	4/15/18	300	339
	Oracle Corp.	2.375%	1/15/19	225	229
	Oracle Corp.	5.000%	7/8/19	550	616
	Oracle Corp.	2.250%	10/8/19	225	226
	Oracle Corp.	2.500%	10/15/22	515	500
	Oracle Corp.	3.400%	7/8/24	450	461
	Oracle Corp.	4.300%	7/8/34	300	322
	Oracle Corp.	6.500%	4/15/38	200	268
	Oracle Corp.	6.125%	7/8/39	150	194
	Oracle Corp.	5.375%	7/15/40	600	719
	Oracle Corp.	4.500%	7/8/44	200	217
	Pitney Bowes Inc.	4.625%	3/15/24	50	52
[7]	Seagate HDD Cayman	3.750%	11/15/18	200	205
	Seagate HDD Cayman	4.750%	6/1/23	150	156
[7]	Seagate HDD Cayman	4.750%	1/1/25	500	515
[7]	Seagate HDD Cayman	5.750%	12/1/34	350	369
	Symantec Corp.	2.750%	6/15/17	175	177
	Symantec Corp.	4.200%	9/15/20	50	52
	Symantec Corp.	3.950%	6/15/22	175	177
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	150	158
	Texas Instruments Inc.	2.375%	5/16/16	75	77
	Texas Instruments Inc.	1.650%	8/3/19	525	515
	Total System Services Inc.	2.375%	6/1/18	75	74
	Trimble Navigation Ltd.	4.750%	12/1/24	75	77
	Tyco Electronics Group SA	6.550%	10/1/17	75	84
	Tyco Electronics Group SA	2.350%	8/1/19	50	50
	Tyco Electronics Group SA	3.450%	8/1/24	100	102
	Tyco Electronics Group SA	7.125%	10/1/37	300	413
	Verisk Analytics Inc.	4.125%	9/12/22	375	391
	Xerox Corp.	6.400%	3/15/16	100	106
	Xerox Corp.	6.750%	2/1/17	100	110
	Xerox Corp.	2.950%	3/15/17	500	514
	Xerox Corp.	6.350%	5/15/18	175	198
	Xerox Corp.	5.625%	12/15/19	25	28
	Xerox Corp.	2.800%	5/15/20	75	74
	Xerox Corp.	3.800%	5/15/24	50	49
	Xerox Corp.	6.750%	12/15/39	175	214
	Xilinx Inc.	2.125%	3/15/19	100	99
	Xilinx Inc.	3.000%	3/15/21	100	100

	Transportation (0.6%)
[4]	American Airlines 2013-1 Class A
	Pass Through Trust	4.000%	1/15/27	28	29
[4]	American Airlines 2013-2 Class A
	Pass Through Trust	4.950%	7/15/24	236	253
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	100	110
	Burlington Northern Santa Fe LLC	5.750%	3/15/18	100	112
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	150	150
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	150	151
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	125	125
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	125	131
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	200	208
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	150	153
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	162
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	225	254
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	298
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	260
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	100	103
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	75	79
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	125	144
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	100	113
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	150	161
	Canadian National Railway Co.	5.800%	6/1/16	100	107
	Canadian National Railway Co.	5.550%	3/1/19	100	113
	Canadian National Railway Co.	2.850%	12/15/21	200	204
	Canadian National Railway Co.	6.200%	6/1/36	75	100
	Canadian National Railway Co.	6.375%	11/15/37	100	137

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Canadian Pacific Railway Co.	7.250%	5/15/19	150	179
	Canadian Pacific Railway Co.	4.450%	3/15/23	225	247
	Canadian Pacific Railway Co.	7.125%	10/15/31	100	138
	Canadian Pacific Railway Co.	5.950%	5/15/37	450	579
	Canadian Pacific Railway Ltd.	5.750%	1/15/42	225	287
	Con-way Inc.	7.250%	1/15/18	25	28
	Con-way Inc.	6.700%	5/1/34	150	167
[4]	Continental Airlines 2009-2 Class A
	Pass Through Trust	7.250%	5/10/21	116	134
[4]	Continental Airlines 2012-1 Class A
	Pass Through Trust	4.150%	10/11/25	509	523
[4]	Continental Airlines 2012-2 Class A
	Pass Through Trust	4.000%	4/29/26	95	97
	CSX Corp.	5.600%	5/1/17	175	192
	CSX Corp.	6.250%	3/15/18	375	426
	CSX Corp.	7.375%	2/1/19	425	509
	CSX Corp.	6.220%	4/30/40	152	198
	CSX Corp.	5.500%	4/15/41	225	271
	CSX Corp.	4.750%	5/30/42	275	301
	CSX Corp.	4.100%	3/15/44	100	99
[4]	Delta Air Lines 2007-1 Class A
	Pass Through Trust	6.821%	2/10/24	157	182
[4]	Delta Air Lines 2009-1 Class A
	Pass Through Trust	7.750%	12/17/19	198	228
[4]	Delta Air Lines 2010-2 Class A
	Pass Through Trust	4.950%	11/23/20	85	91
	FedEx Corp.	8.000%	1/15/19	100	122
	FedEx Corp.	2.625%	8/1/22	75	73
	FedEx Corp.	4.000%	1/15/24	125	133
	FedEx Corp.	3.875%	8/1/42	100	96
	FedEx Corp.	4.100%	4/15/43	75	74
	FedEx Corp.	5.100%	1/15/44	100	115
[4]	Hawaiian Airlines 2013-1 Class A
	Pass Through Certificates	3.900%	1/15/26	70	69
	Kansas City Southern de Mexico
	SA de CV	2.350%	5/15/20	25	24
	Kansas City Southern de Mexico
	SA de CV	3.000%	5/15/23	100	97
	Kansas City Southern Railway Co.	4.300%	5/15/43	75	76
	Norfolk Southern Corp.	7.700%	5/15/17	450	515
	Norfolk Southern Corp.	5.750%	4/1/18	100	112
	Norfolk Southern Corp.	5.900%	6/15/19	175	201
	Norfolk Southern Corp.	2.903%	2/15/23	48	47
	Norfolk Southern Corp.	7.800%	5/15/27	60	83
	Norfolk Southern Corp.	4.837%	10/1/41	313	349
	Norfolk Southern Corp.	6.000%	5/23/11	240	310
	Ryder System Inc.	3.600%	3/1/16	55	57
	Ryder System Inc.	5.850%	11/1/16	25	27
	Ryder System Inc.	2.450%	11/15/18	250	250
	Ryder System Inc.	2.350%	2/26/19	350	348
	Ryder System Inc.	2.550%	6/1/19	300	300
	Southwest Airlines Co.	5.750%	12/15/16	75	81
	Southwest Airlines Co.	2.750%	11/6/19	75	75
[4]	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	2/1/24	37	42
	Trinity Industries Inc.	4.550%	10/1/24	50	49
	Union Pacific Corp.	4.163%	7/15/22	659	724
	Union Pacific Corp.	3.250%	1/15/25	100	103
	Union Pacific Corp.	4.750%	9/15/41	350	393
	Union Pacific Corp.	4.821%	2/1/44	150	171
[4]	United Airlines Pass Through
	Trust Series 2013-1	4.300%	2/15/27	100	103
[4]	United Airlines Pass Through
	Trust Series 2014-1	4.000%	10/11/27	200	205
	United Parcel Service Inc.	5.500%	1/15/18	175	196
	United Parcel Service Inc.	5.125%	4/1/19	100	112
	United Parcel Service Inc.	3.125%	1/15/21	250	262
	United Parcel Service Inc.	2.450%	10/1/22	450	444
	United Parcel Service Inc.	6.200%	1/15/38	203	270
	United Parcel Service Inc.	3.625%	10/1/42	25	24

[4]	US Airways 2013-1 Class A Pass
	Through Trust	3.950%	5/15/27	194	199
[4]	US Airways Inc. 2012-2 Class A
	Pass Through Trust	4.625%	12/3/26	45	48
					401,482
Utilities (2.0%)
	Electric (1.9%)
	AEP Texas Central Co.	6.650%	2/15/33	200	264
	Alabama Power Co.	5.500%	10/15/17	225	249
	Alabama Power Co.	5.200%	6/1/41	175	215
	Alabama Power Co.	3.850%	12/1/42	25	25
	Alabama Power Co.	4.150%	8/15/44	75	79
	Ameren Illinois Co.	6.125%	11/15/17	25	28
	Ameren Illinois Co.	2.700%	9/1/22	500	497
	American Electric Power Co. Inc.	1.650%	12/15/17	150	150
	American Electric Power Co. Inc.	2.950%	12/15/22	25	25
	Appalachian Power Co.	4.600%	3/30/21	50	55
	Appalachian Power Co.	6.700%	8/15/37	250	337
	Arizona Public Service Co.	8.750%	3/1/19	200	252
	Arizona Public Service Co.	3.350%	6/15/24	50	52
	Arizona Public Service Co.	4.500%	4/1/42	25	27
	Arizona Public Service Co.	4.700%	1/15/44	100	114
	Atlantic City Electric Co.	7.750%	11/15/18	100	120
	Baltimore Gas & Electric Co.	3.500%	11/15/21	350	367
	Berkshire Hathaway Energy Co.	5.750%	4/1/18	575	645
	Berkshire Hathaway Energy Co.	2.000%	11/15/18	125	125
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	100	104
[7]	Berkshire Hathaway Energy Co.	3.500%	2/1/25	100	100
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	225	281
	Berkshire Hathaway Energy Co.	6.500%	9/15/37	50	66
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	150	171
[7]	Berkshire Hathaway Energy Co.	4.500%	2/1/45	100	105
	CenterPoint Energy Houston
	Electric LLC	6.950%	3/15/33	50	71
	CenterPoint Energy Houston
	Electric LLC	4.500%	4/1/44	50	56
	CenterPoint Energy Inc.	6.500%	5/1/18	200	228
	Cleco Power LLC	6.000%	12/1/40	100	120
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	266
	CMS Energy Corp.	8.750%	6/15/19	200	250
	CMS Energy Corp.	3.875%	3/1/24	25	26
	CMS Energy Corp.	4.700%	3/31/43	125	132
	Commonwealth Edison Co.	5.950%	8/15/16	125	135
	Commonwealth Edison Co.	6.150%	9/15/17	325	365
	Commonwealth Edison Co.	5.800%	3/15/18	75	84
	Commonwealth Edison Co.	4.000%	8/1/20	25	27
	Commonwealth Edison Co.	5.900%	3/15/36	50	64
	Commonwealth Edison Co.	6.450%	1/15/38	175	238
	Commonwealth Edison Co.	4.600%	8/15/43	300	340
	Commonwealth Edison Co.	4.700%	1/15/44	175	201
	Connecticut Light & Power Co.	2.500%	1/15/23	125	122
	Connecticut Light & Power Co.	4.300%	4/15/44	500	541
	Consolidated Edison Co. of
	New York Inc.	6.650%	4/1/19	550	649
	Consolidated Edison Co. of
	New York Inc.	5.300%	3/1/35	200	242
	Consolidated Edison Co. of
	New York Inc.	5.850%	3/15/36	275	352
	Consolidated Edison Co. of
	New York Inc.	6.200%	6/15/36	75	100
	Consolidated Edison Co. of
	New York Inc.	4.450%	3/15/44	200	216
	Constellation Energy Group Inc.	5.150%	12/1/20	200	221
	Consumers Energy Co.	5.500%	8/15/16	50	54
	Consumers Energy Co.	5.650%	9/15/18	275	313
	Consumers Energy Co.	3.375%	8/15/23	275	284
	Consumers Energy Co.	3.950%	5/15/43	75	78
	Consumers Energy Co.	4.350%	8/31/64	50	53
	Delmarva Power & Light Co.	3.500%	11/15/23	25	26
	Delmarva Power & Light Co.	4.000%	6/1/42	50	51

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Dominion Resources Inc.	6.400%	6/15/18	342	390
	Dominion Resources Inc.	2.500%	12/1/19	50	50
	Dominion Resources Inc.	3.625%	12/1/24	50	51
	Dominion Resources Inc.	6.300%	3/15/33	100	130
	Dominion Resources Inc.	5.950%	6/15/35	225	286
	Dominion Resources Inc.	4.050%	9/15/42	100	97
	Dominion Resources Inc.	4.700%	12/1/44	175	186
[4]	Dominion Resources Inc.	5.750%	10/1/54	100	104
	DTE Electric Co.	3.900%	6/1/21	100	108
	DTE Electric Co.	2.650%	6/15/22	225	222
	DTE Electric Co.	3.650%	3/15/24	175	184
	DTE Electric Co.	3.375%	3/1/25	225	230
	DTE Electric Co.	3.950%	6/15/42	50	51
	DTE Electric Co.	4.000%	4/1/43	225	234
	DTE Energy Co.	2.400%	12/1/19	300	300
	Duke Energy Carolinas LLC	4.300%	6/15/20	250	271
	Duke Energy Carolinas LLC	3.900%	6/15/21	500	538
	Duke Energy Carolinas LLC	6.000%	12/1/28	125	158
	Duke Energy Carolinas LLC	6.100%	6/1/37	100	130
	Duke Energy Carolinas LLC	6.000%	1/15/38	25	33
	Duke Energy Carolinas LLC	6.050%	4/15/38	25	33
	Duke Energy Carolinas LLC	5.300%	2/15/40	100	123
	Duke Energy Carolinas LLC	4.000%	9/30/42	75	77
	Duke Energy Corp.	2.100%	6/15/18	75	76
	Duke Energy Corp.	5.050%	9/15/19	250	279
	Duke Energy Corp.	3.050%	8/15/22	75	75
	Duke Energy Corp.	3.750%	4/15/24	325	339
	Duke Energy Florida Inc.	5.650%	6/15/18	75	85
	Duke Energy Florida Inc.	6.350%	9/15/37	225	312
	Duke Energy Florida Inc.	6.400%	6/15/38	200	278
	Duke Energy Florida Inc.	3.850%	11/15/42	200	202
	Duke Energy Indiana Inc.	3.750%	7/15/20	25	26
	Duke Energy Indiana Inc.	6.350%	8/15/38	225	315
	Duke Energy Indiana Inc.	4.200%	3/15/42	400	426
	Duke Energy Progress Inc.	5.300%	1/15/19	175	196
	Duke Energy Progress Inc.	4.375%	3/30/44	550	604
	El Paso Electric Co.	6.000%	5/15/35	50	63
	Entergy Arkansas Inc.	3.750%	2/15/21	75	80
	Entergy Gulf States Louisiana LLC	6.000%	5/1/18	200	226
	Entergy Louisiana LLC	5.400%	11/1/24	475	555
	Entergy Louisiana LLC	4.950%	1/15/45	100	103
	Entergy Texas Inc.	7.125%	2/1/19	325	384
	Exelon Generation Co. LLC	6.200%	10/1/17	125	139
	Exelon Generation Co. LLC	4.000%	10/1/20	225	235
	Exelon Generation Co. LLC	5.600%	6/15/42	205	229
	FirstEnergy Solutions Corp.	6.800%	8/15/39	125	135
	Florida Power & Light Co.	5.550%	11/1/17	75	83
	Florida Power & Light Co.	5.625%	4/1/34	25	32
	Florida Power & Light Co.	5.400%	9/1/35	75	93
	Florida Power & Light Co.	6.200%	6/1/36	50	68
	Florida Power & Light Co.	5.650%	2/1/37	100	129
	Florida Power & Light Co.	5.850%	5/1/37	25	33
	Florida Power & Light Co.	5.960%	4/1/39	475	636
	Florida Power & Light Co.	3.800%	12/15/42	150	152
	Georgia Power Co.	3.000%	4/15/16	575	591
	Georgia Power Co.	5.400%	6/1/40	300	364
	Georgia Power Co.	4.300%	3/15/43	100	106
	Iberdrola International BV	6.750%	7/15/36	75	95
	Indiana Michigan Power Co.	7.000%	3/15/19	100	118
	Indiana Michigan Power Co.	6.050%	3/15/37	200	252
[4]	Integrys Energy Group Inc.	6.110%	12/1/66	150	151
	Interstate Power & Light Co.	3.250%	12/1/24	50	51
	Interstate Power & Light Co.	6.250%	7/15/39	50	69
	ITC Holdings Corp.	4.050%	7/1/23	75	78
	ITC Holdings Corp.	5.300%	7/1/43	50	58
	Jersey Central Power & Light Co.	5.625%	5/1/16	125	132
	Jersey Central Power & Light Co.	5.650%	6/1/17	250	272
[4]	John Sevier Combined Cycle
	Generation LLC	4.626%	1/15/42	73	82
	Kansas City Power & Light Co.	6.050%	11/15/35	50	64

	Kansas City Power & Light Co.	5.300%	10/1/41	100	117
	Kentucky Utilities Co.	3.250%	11/1/20	50	52
	Kentucky Utilities Co.	5.125%	11/1/40	125	151
	Kentucky Utilities Co.	4.650%	11/15/43	250	286
	LG&E & KU Energy LLC	3.750%	11/15/20	100	104
	Louisville Gas & Electric Co.	5.125%	11/15/40	125	153
	Louisville Gas & Electric Co.	4.650%	11/15/43	25	29
	MidAmerican Energy Co.	5.300%	3/15/18	50	56
	MidAmerican Energy Co.	6.750%	12/30/31	125	174
	MidAmerican Energy Co.	5.750%	11/1/35	125	160
	Mississippi Power Co.	4.250%	3/15/42	150	152
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	4/10/17	250	273
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	200	223
	National Rural Utilities Cooperative
	Finance Corp.	2.300%	11/15/19	175	175
	National Rural Utilities Cooperative
	Finance Corp.	2.350%	6/15/20	375	372
	National Rural Utilities Cooperative
	Finance Corp.	4.023%	11/1/32	104	110
[4]	National Rural Utilities Cooperative
	Finance Corp.	4.750%	4/30/43	25	25
	Nevada Power Co.	7.125%	3/15/19	550	656
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	425	424
	NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	625	634
[4]	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	75	75
[4]	NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	75	76
	Northeast Utilities	1.450%	5/1/18	100	99
	Northern States Power Co.	5.250%	3/1/18	175	194
	Northern States Power Co.	6.250%	6/1/36	50	68
	Northern States Power Co.	6.200%	7/1/37	50	68
	Northern States Power Co.	5.350%	11/1/39	175	220
	NorthWestern Corp.	4.176%	11/15/44	75	79
	NSTAR Electric Co.	5.625%	11/15/17	150	167
	NSTAR Electric Co.	2.375%	10/15/22	150	145
	NSTAR Electric Co.	5.500%	3/15/40	75	96
	NSTAR LLC	4.500%	11/15/19	75	82
	Oglethorpe Power Corp.	6.100%	3/15/19	75	86
	Oglethorpe Power Corp.	5.950%	11/1/39	50	64
	Oglethorpe Power Corp.	5.375%	11/1/40	125	147
	Ohio Power Co.	6.000%	6/1/16	75	80
	Oklahoma Gas & Electric Co.	5.850%	6/1/40	100	131
	Oklahoma Gas & Electric Co.	3.900%	5/1/43	50	50
	Oklahoma Gas & Electric Co.	4.000%	12/15/44	150	152
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	175	188
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	125	181
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	225	338
	Pacific Gas & Electric Co.	5.625%	11/30/17	150	167
	Pacific Gas & Electric Co.	8.250%	10/15/18	200	241
	Pacific Gas & Electric Co.	3.250%	6/15/23	300	301
	Pacific Gas & Electric Co.	3.750%	2/15/24	50	52
	Pacific Gas & Electric Co.	3.400%	8/15/24	50	51
	Pacific Gas & Electric Co.	6.050%	3/1/34	625	796
	Pacific Gas & Electric Co.	6.350%	2/15/38	100	131
	Pacific Gas & Electric Co.	5.400%	1/15/40	250	297
	Pacific Gas & Electric Co.	4.450%	4/15/42	225	237
	Pacific Gas & Electric Co.	4.600%	6/15/43	375	404
	Pacific Gas & Electric Co.	4.750%	2/15/44	150	166
	PacifiCorp	5.650%	7/15/18	100	113
	PacifiCorp	3.600%	4/1/24	125	129
	PacifiCorp	7.700%	11/15/31	600	897
	PacifiCorp	5.250%	6/15/35	100	121
	Peco Energy Co.	5.350%	3/1/18	50	55
	Peco Energy Co.	2.375%	9/15/22	75	73
	Pennsylvania Electric Co.	6.050%	9/1/17	75	83
	Pepco Holdings Inc.	2.700%	10/1/15	175	177
	PG&E Corp.	2.400%	3/1/19	100	100
	Potomac Electric Power Co.	6.500%	11/15/37	100	139
	PPL Capital Funding Inc.	1.900%	6/1/18	50	50

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
PPL Capital Funding Inc.	3.500%	12/1/22	115	116
PPL Capital Funding Inc.	3.400%	6/1/23	100	100
PPL Capital Funding Inc.	3.950%	3/15/24	50	52
PPL Capital Funding Inc.	4.700%	6/1/43	25	27
PPL Capital Funding Inc.	5.000%	3/15/44	100	111
PPL Electric Utilities Corp.	3.000%	9/15/21	125	127
PPL Electric Utilities Corp.	4.125%	6/15/44	50	53
Progress Energy Inc.	7.050%	3/15/19	400	474
Progress Energy Inc.	3.150%	4/1/22	25	25
Progress Energy Inc.	7.000%	10/30/31	119	164
Progress Energy Inc.	6.000%	12/1/39	25	32
PSEG Power LLC	8.625%	4/15/31	381	558
Public Service Co. of Colorado	5.125%	6/1/19	275	311
Public Service Co. of Colorado	3.200%	11/15/20	25	26
Public Service Co. of Colorado	6.250%	9/1/37	25	35
Public Service Co. of Colorado	4.750%	8/15/41	75	87
Public Service Co. of Colorado	3.600%	9/15/42	175	170
Public Service Co. of New Hampshire	3.500%	11/1/23	50	52
Public Service Co. of Oklahoma	6.625%	11/15/37	200	271
Public Service Electric & Gas Co.	5.300%	5/1/18	75	83
Public Service Electric & Gas Co.	2.300%	9/15/18	125	127
Public Service Electric & Gas Co.	1.800%	6/1/19	50	50
Public Service Electric & Gas Co.	3.050%	11/15/24	100	100
Public Service Electric & Gas Co.	5.800%	5/1/37	75	98
Public Service Electric & Gas Co.	4.000%	6/1/44	500	521
Puget Energy Inc.	6.500%	12/15/20	75	88
Puget Energy Inc.	6.000%	9/1/21	100	117
Puget Sound Energy Inc.	5.483%	6/1/35	25	31
Puget Sound Energy Inc.	6.274%	3/15/37	125	169
Puget Sound Energy Inc.	5.757%	10/1/39	75	98
Puget Sound Energy Inc.	5.764%	7/15/40	100	132
Puget Sound Energy Inc.	4.434%	11/15/41	150	165
San Diego Gas & Electric Co.	5.350%	5/15/35	25	31
San Diego Gas & Electric Co.	5.350%	5/15/40	50	62
San Diego Gas & Electric Co.	4.500%	8/15/40	150	167
San Diego Gas & Electric Co.	3.950%	11/15/41	175	182
San Diego Gas & Electric Co.	4.300%	4/1/42	50	54
SCANA Corp.	4.750%	5/15/21	125	135
SCANA Corp.	4.125%	2/1/22	200	207
Sierra Pacific Power Co.	6.000%	5/15/16	100	107
Sierra Pacific Power Co.	3.375%	8/15/23	50	52
Sierra Pacific Power Co.	6.750%	7/1/37	150	211
South Carolina Electric & Gas Co.	6.500%	11/1/18	200	233
South Carolina Electric & Gas Co.	6.050%	1/15/38	25	33
South Carolina Electric & Gas Co.	5.450%	2/1/41	100	123
South Carolina Electric & Gas Co.	4.500%	6/1/64	50	54
Southern California Edison Co.	5.000%	1/15/16	25	26
Southern California Edison Co.	1.125%	5/1/17	50	50
Southern California Edison Co.	3.875%	6/1/21	275	299
Southern California Edison Co.	3.500%	10/1/23	175	184
Southern California Edison Co.	6.650%	4/1/29	75	99
Southern California Edison Co.	6.000%	1/15/34	50	65
Southern California Edison Co.	5.750%	4/1/35	75	96
Southern California Edison Co.	5.350%	7/15/35	100	122
Southern California Edison Co.	5.625%	2/1/36	125	157
Southern California Edison Co.	5.950%	2/1/38	200	264
Southern California Edison Co.	4.500%	9/1/40	75	83
Southern California Edison Co.	4.050%	3/15/42	125	130
Southern California Edison Co.	4.650%	10/1/43	175	200
Southern Co.	2.375%	9/15/15	150	152
Southern Co.	1.300%	8/15/17	75	75
Southern Co.	2.150%	9/1/19	50	50
Southern Power Co.	5.150%	9/15/41	100	116
Southwestern Electric Power Co.	6.450%	1/15/19	100	116
Southwestern Electric Power Co.	3.550%	2/15/22	25	26
Southwestern Electric Power Co.	6.200%	3/15/40	50	65
Southwestern Public Service Co.	4.500%	8/15/41	100	110
Tampa Electric Co.	6.100%	5/15/18	100	114
Tampa Electric Co.	2.600%	9/15/22	75	73

	Tampa Electric Co.	6.550%	5/15/36	100	139
	Tampa Electric Co.	4.100%	6/15/42	50	52
	TECO Finance Inc.	4.000%	3/15/16	50	52
	TECO Finance Inc.	5.150%	3/15/20	50	56
	Toledo Edison Co.	6.150%	5/15/37	100	124
	TransAlta Corp.	6.650%	5/15/18	250	281
[7]	Tri-State Generation & Transmission
	Association Inc.	3.700%	11/1/24	50	51
[7]	Tri-State Generation & Transmission
	Association Inc.	4.700%	11/1/44	25	27
	Tucson Electric Power Co.	5.150%	11/15/21	50	56
	UIL Holdings Corp.	4.625%	10/1/20	75	80
	Union Electric Co.	3.500%	4/15/24	225	233
	Union Electric Co.	8.450%	3/15/39	150	254
	Virginia Electric & Power Co.	3.450%	2/15/24	50	51
	Virginia Electric & Power Co.	6.000%	1/15/36	125	163
	Virginia Electric & Power Co.	6.000%	5/15/37	100	132
	Virginia Electric & Power Co.	6.350%	11/30/37	50	70
	Virginia Electric & Power Co.	4.000%	1/15/43	250	256
	Virginia Electric & Power Co.	4.650%	8/15/43	125	141
	Virginia Electric and Power Co.	4.450%	2/15/44	675	741
	Westar Energy Inc.	4.125%	3/1/42	200	210
	Westar Energy Inc.	4.100%	4/1/43	50	52
	Westar Energy Inc.	4.625%	9/1/43	25	29
	Western Massachusetts Electric Co.	3.500%	9/15/21	75	78
	Wisconsin Electric Power Co.	4.250%	6/1/44	300	323
[4]	Wisconsin Energy Corp.	6.250%	5/15/67	150	151
	Wisconsin Power & Light Co.	5.000%	7/15/19	50	56
	Wisconsin Power & Light Co.	2.250%	11/15/22	75	73
	Wisconsin Power & Light Co.	6.375%	8/15/37	100	139
	Wisconsin Power & Light Co.	4.100%	10/15/44	75	78
	Xcel Energy Inc.	5.613%	4/1/17	78	85
	Xcel Energy Inc.	4.700%	5/15/20	100	111

	Natural Gas (0.1%)
	AGL Capital Corp.	3.500%	9/15/21	325	336
	AGL Capital Corp.	5.875%	3/15/41	75	94
	AGL Capital Corp.	4.400%	6/1/43	50	53
	Atmos Energy Corp.	8.500%	3/15/19	75	93
	Atmos Energy Corp.	5.500%	6/15/41	300	367
	British Transco Finance Inc.	6.625%	6/1/18	50	58
	KeySpan Corp.	8.000%	11/15/30	75	105
	Laclede Group Inc.	4.700%	8/15/44	100	104
	National Fuel Gas Co.	3.750%	3/1/23	275	276
	National Grid plc	6.300%	8/1/16	325	351
	ONE Gas Inc.	2.070%	2/1/19	75	75
	ONE Gas Inc.	4.658%	2/1/44	25	29
	Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	50	58
	Sempra Energy	6.500%	6/1/16	300	322
	Sempra Energy	6.150%	6/15/18	548	621
	Sempra Energy	2.875%	10/1/22	100	98
	Sempra Energy	6.000%	10/15/39	300	370
	Southern California Gas Co.	3.750%	9/15/42	25	25
	Southern California Gas Co.	4.450%	3/15/44	50	56

	Other Utility (0.0%)
	American Water Capital Corp.	6.085%	10/15/17	200	222
	American Water Capital Corp.	6.593%	10/15/37	150	208
	United Utilities plc	5.375%	2/1/19	325	353
					52,818
Total Corporate Bonds (Cost $629,814)					670,240
Sovereign Bonds (U.S. Dollar-Denominated) (5.7%)
	African Development Bank	1.250%	9/2/16	50	51
	African Development Bank	1.125%	3/15/17	300	301
	African Development Bank	0.875%	3/15/18	150	148
	African Development Bank	1.625%	10/2/18	500	502
	African Development Bank	2.375%	9/23/21	650	662
	Asian Development Bank	0.500%	8/17/15	350	350

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Asian Development Bank	2.500%	3/15/16	325	333
Asian Development Bank	0.750%	1/11/17	300	300
Asian Development Bank	1.125%	3/15/17	600	603
Asian Development Bank	5.593%	7/16/18	275	310
Asian Development Bank	1.750%	9/11/18	225	227
Asian Development Bank	1.875%	10/23/18	950	963
Asian Development Bank	1.750%	3/21/19	25	25
Asian Development Bank	1.875%	4/12/19	50	51
Banco do Brasil SA	3.875%	1/23/17	375	385
Canada	0.875%	2/14/17	950	951
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	150	142
CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	700	698
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	300	309
Corporacion Andina de Fomento	3.750%	1/15/16	225	231
Corporacion Andina de Fomento	8.125%	6/4/19	300	371
Corporacion Andina de Fomento	4.375%	6/15/22	582	627
Council Of Europe Development Bank	2.625%	2/16/16	150	154
Council Of Europe Development Bank	1.500%	2/22/17	300	304
Council Of Europe Development Bank	1.500%	6/19/17	50	51
Council Of Europe Development Bank	1.000%	3/7/18	275	272
Council Of Europe Development Bank	1.125%	5/31/18	200	198
Ecopetrol SA	4.250%	9/18/18	100	104
Ecopetrol SA	5.875%	9/18/23	325	347
Ecopetrol SA	4.125%	1/16/25	200	193
Ecopetrol SA	7.375%	9/18/43	300	321
Ecopetrol SA	5.875%	5/28/45	200	186
European Bank for Reconstruction &
Development	2.500%	3/15/16	175	179
European Bank for Reconstruction &
Development	1.375%	10/20/16	100	101
European Bank for Reconstruction &
Development	0.750%	9/1/17	700	694
European Bank for Reconstruction &
Development	1.000%	9/17/18	150	147
European Bank for Reconstruction &
Development	1.625%	11/15/18	200	201
European Bank for Reconstruction &
Development	1.750%	6/14/19	275	275
European Bank for Reconstruction &
Development	1.750%	11/26/19	500	499
European Bank for Reconstruction &
Development	1.500%	3/16/20	150	149
European Investment Bank	1.375%	10/20/15	475	479
European Investment Bank	4.875%	2/16/16	650	682
European Investment Bank	0.625%	4/15/16	600	601
European Investment Bank	2.500%	5/16/16	725	744
European Investment Bank	2.125%	7/15/16	500	512
European Investment Bank	0.500%	8/15/16	575	574
European Investment Bank	5.125%	9/13/16	1,250	1,343
European Investment Bank	1.250%	10/14/16	1,125	1,136
European Investment Bank	1.125%	12/15/16	200	200
European Investment Bank	4.875%	1/17/17	150	162
European Investment Bank	1.750%	3/15/17	775	789
European Investment Bank	0.875%	4/18/17	350	348
European Investment Bank	5.125%	5/30/17	675	741
European Investment Bank	1.000%	8/17/17	250	249
European Investment Bank	1.125%	9/15/17	400	400
European Investment Bank	1.000%	12/15/17	250	249
European Investment Bank	1.000%	3/15/18	200	198
European Investment Bank	1.000%	6/15/18	150	148
European Investment Bank	1.625%	12/18/18	400	401
European Investment Bank	1.875%	3/15/19	1,500	1,517
European Investment Bank	1.750%	6/17/19	1,585	1,588
European Investment Bank	2.875%	9/15/20	100	105
European Investment Bank	4.000%	2/16/21	1,225	1,368
European Investment Bank	2.500%	4/15/21	850	876
European Investment Bank	2.125%	10/15/21	100	100
European Investment Bank	3.250%	1/29/24	400	431
European Investment Bank	2.500%	10/15/24	200	201

	Export Development Canada	0.500%	9/15/15	275	275
	Export Development Canada	1.250%	10/26/16	100	101
[8]	Export Development Canada	1.000%	5/15/17	25	25
	Export Development Canada	0.750%	12/15/17	575	565
[8]	Export Development Canada	1.625%	12/3/19	150	149
	Export-Import Bank of Korea	4.000%	1/11/17	325	341
	Export-Import Bank of Korea	1.750%	2/27/18	925	919
	Export-Import Bank of Korea	2.875%	9/17/18	200	205
	Export-Import Bank of Korea	2.375%	8/12/19	200	201
	Export-Import Bank of Korea	4.375%	9/15/21	75	82
	Export-Import Bank of Korea	5.000%	4/11/22	275	313
	Export-Import Bank of Korea	4.000%	1/14/24	650	703
	Federative Republic of Brazil	6.000%	1/17/17	375	406
	Federative Republic of Brazil	5.875%	1/15/19	400	444
	Federative Republic of Brazil	8.875%	10/14/19	125	156
	Federative Republic of Brazil	4.875%	1/22/21	750	798
	Federative Republic of Brazil	2.625%	1/5/23	150	137
	Federative Republic of Brazil	4.250%	1/7/25	800	804
	Federative Republic of Brazil	8.750%	2/4/25	300	403
	Federative Republic of Brazil	10.125%	5/15/27	325	496
	Federative Republic of Brazil	8.250%	1/20/34	200	276
	Federative Republic of Brazil	7.125%	1/20/37	125	160
[4]	Federative Republic of Brazil	11.000%	8/17/40	200	213
	Federative Republic of Brazil	5.625%	1/7/41	500	535
	Federative Republic of Brazil	5.000%	1/27/45	725	710
	FMS Wertmanagement AoeR	0.625%	4/18/16	100	100
	FMS Wertmanagement AoeR	1.125%	10/14/16	300	302
	FMS Wertmanagement AoeR	0.625%	1/30/17	500	497
	FMS Wertmanagement AoeR	1.125%	9/5/17	150	150
	FMS Wertmanagement AoeR	1.000%	11/21/17	200	198
	FMS Wertmanagement AoeR	1.625%	11/20/18	500	501
	Hydro-Quebec	8.400%	1/15/22	775	1,033
	Hydro-Quebec	8.050%	7/7/24	200	281
	Industrial & Commercial Bank of
	China Ltd.	2.351%	11/13/17	250	250
	Industrial & Commercial Bank of
	China Ltd.	3.231%	11/13/19	250	253
	Inter-American Development Bank	0.625%	9/12/16	100	100
	Inter-American Development Bank	1.375%	10/18/16	200	202
	Inter-American Development Bank	0.875%	11/15/16	275	275
	Inter-American Development Bank	1.000%	7/14/17	425	424
	Inter-American Development Bank	2.375%	8/15/17	100	103
	Inter-American Development Bank	0.875%	3/15/18	150	148
	Inter-American Development Bank	1.750%	8/24/18	275	278
	Inter-American Development Bank	4.250%	9/10/18	1,050	1,154
	Inter-American Development Bank	1.125%	9/12/19	100	97
	Inter-American Development Bank	3.875%	9/17/19	1,550	1,698
	Inter-American Development Bank	1.750%	10/15/19	600	596
	Inter-American Development Bank	3.875%	2/14/20	50	55
	Inter-American Development Bank	3.000%	2/21/24	650	688
	Inter-American Development Bank	7.000%	6/15/25	100	137
	International Bank for Reconstruction
	& Development	2.125%	3/15/16	650	663
	International Bank for Reconstruction
	& Development	5.000%	4/1/16	400	422
	International Bank for Reconstruction
	& Development	1.000%	9/15/16	450	453
	International Bank for Reconstruction
	& Development	0.625%	10/14/16	550	547
	International Bank for Reconstruction
	& Development	0.750%	12/15/16	300	300
	International Bank for Reconstruction
	& Development	0.875%	4/17/17	1,450	1,449
	International Bank for Reconstruction
	& Development	1.375%	4/10/18	550	550
	International Bank for Reconstruction
	& Development	1.875%	3/15/19	1,225	1,238
	International Bank for Reconstruction
	& Development	1.875%	10/7/19	1,200	1,204

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	International Bank for Reconstruction
	& Development	2.250%	6/24/21	450	460
	International Bank for Reconstruction
	& Development	2.500%	11/25/24	500	505
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	600	766
	International Finance Corp.	2.750%	4/20/15	175	176
	International Finance Corp.	2.250%	4/11/16	200	204
	International Finance Corp.	0.625%	10/3/16	250	250
	International Finance Corp.	0.625%	11/15/16	150	150
	International Finance Corp.	1.125%	11/23/16	750	755
	International Finance Corp.	2.125%	11/17/17	450	461
	International Finance Corp.	0.625%	12/21/17	250	245
	International Finance Corp.	0.875%	6/15/18	300	294
	International Finance Corp.	1.250%	7/16/18	150	149
	International Finance Corp.	1.750%	9/4/18	350	353
	International Finance Corp.	1.750%	9/16/19	300	299
[9]	Japan Bank for International
	Cooperation	2.500%	1/21/16	200	204
[9]	Japan Bank for International
	Cooperation	2.500%	5/18/16	100	103
[9]	Japan Bank for International
	Cooperation	2.250%	7/13/16	275	282
[9]	Japan Bank for International
	Cooperation	1.125%	7/19/17	950	950
[9]	Japan Bank for International
	Cooperation	1.750%	7/31/18	150	151
[9]	Japan Bank for International
	Cooperation	1.750%	11/13/18	400	402
[9]	Japan Bank for International
	Cooperation	3.375%	7/31/23	100	108
[9]	Japan Bank for International
	Cooperation	3.000%	5/29/24	500	520
[9]	Japan Finance Organization for
	Municipalities	5.000%	5/16/17	100	109
[9]	Japan Finance Organization for
	Municipalities	4.000%	1/13/21	300	331
[10]	KFW	0.625%	4/24/15	825	826
[10]	KFW	5.125%	3/14/16	1,450	1,531
[10]	KFW	0.500%	4/19/16	350	350
[10]	KFW	2.000%	6/1/16	825	842
[10]	KFW	0.500%	7/15/16	500	497
[10]	KFW	0.625%	12/15/16	250	250
[10]	KFW	1.250%	2/15/17	1,700	1,716
[10]	KFW	0.750%	3/17/17	900	894
[10]	KFW	0.875%	9/5/17	250	249
[10]	KFW	0.875%	12/15/17	700	692
[10]	KFW	4.375%	3/15/18	250	274
[10]	KFW	1.875%	4/1/19	775	784
[10]	KFW	4.875%	6/17/19	1,350	1,536
[10]	KFW	1.750%	10/15/19	200	199
[10]	KFW	4.000%	1/27/20	50	55
[10]	KFW	2.750%	9/8/20	2,025	2,117
[10]	KFW	2.750%	10/1/20	200	209
[10]	KFW	2.000%	10/4/22	650	643
[10]	KFW	2.125%	1/17/23	1,025	1,022
[10]	KFW	2.500%	11/20/24	800	810
[10]	KFW	0.000%	4/18/36	400	216
	Korea Development Bank	1.500%	1/22/18	250	247
	Korea Development Bank	3.000%	3/17/19	200	206
	Korea Development Bank	3.000%	9/14/22	750	753
	Korea Development Bank	3.750%	1/22/24	400	423
	Korea Finance Corp.	3.250%	9/20/16	250	258
	Korea Finance Corp.	2.250%	8/7/17	25	25
	Korea Finance Corp.	4.625%	11/16/21	150	166
[10]	Landwirtschaftliche Rentenbank	3.125%	7/15/15	375	381
[10]	Landwirtschaftliche Rentenbank	2.125%	7/15/16	100	102
[10]	Landwirtschaftliche Rentenbank	0.875%	9/12/17	725	721
[10]	Landwirtschaftliche Rentenbank	1.000%	4/4/18	100	99
[10]	Landwirtschaftliche Rentenbank	1.875%	9/17/18	150	152

[10]	Landwirtschaftliche Rentenbank	1.750%	4/15/19	75	75
[10]	Landwirtschaftliche Rentenbank	1.375%	10/23/19	250	246
	Nexen Energy ULC	7.875%	3/15/32	50	70
	Nexen Energy ULC	6.400%	5/15/37	450	565
	Nexen Energy ULC	7.500%	7/30/39	200	274
	Nordic Investment Bank	2.250%	3/15/16	300	306
	Nordic Investment Bank	0.500%	4/14/16	125	125
	Nordic Investment Bank	0.750%	1/17/18	350	345
	Nordic Investment Bank	1.875%	6/14/19	300	302
	North American Development Bank	4.375%	2/11/20	100	110
	North American Development Bank	2.400%	10/26/22	150	147
[11]	Oesterreichische Kontrollbank AG	0.750%	12/15/16	200	200
[11]	Oesterreichische Kontrollbank AG	5.000%	4/25/17	600	655
[4]	Oriental Republic of Uruguay	4.500%	8/14/24	300	315
[4]	Oriental Republic of Uruguay	4.125%	11/20/45	300	267
[4]	Oriental Republic of Uruguay	5.100%	6/18/50	200	200
	Pemex Project Funding Master Trust	5.750%	3/1/18	625	678
	Pemex Project Funding Master Trust	6.625%	6/15/35	625	722
	Pemex Project Funding Master Trust	6.625%	6/15/38	150	172
	Petrobras Global Finance BV	4.875%	3/17/20	500	470
	Petrobras Global Finance BV	6.250%	3/17/24	300	285
	Petrobras Global Finance BV	5.625%	5/20/43	100	81
	Petrobras International Finance Co. SA	3.875%	1/27/16	325	320
	Petrobras International Finance Co. SA	6.125%	10/6/16	350	353
	Petrobras International Finance Co. SA	3.500%	2/6/17	75	72
	Petrobras International Finance Co. SA	5.875%	3/1/18	675	664
	Petrobras International Finance Co. SA	8.375%	12/10/18	300	316
	Petrobras International Finance Co. SA	7.875%	3/15/19	450	471
	Petrobras International Finance Co. SA	5.750%	1/20/20	700	686
	Petrobras International Finance Co. SA	5.375%	1/27/21	375	346
	Petrobras International Finance Co. SA	6.875%	1/20/40	450	416
	Petrobras International Finance Co. SA	6.750%	1/27/41	900	833
	Petroleos Mexicanos	8.000%	5/3/19	200	236
	Petroleos Mexicanos	6.000%	3/5/20	400	447
	Petroleos Mexicanos	5.500%	1/21/21	150	162
	Petroleos Mexicanos	4.875%	1/24/22	500	524
	Petroleos Mexicanos	3.500%	1/30/23	500	478
	Petroleos Mexicanos	4.875%	1/18/24	100	104
[7]	Petroleos Mexicanos	4.250%	1/15/25	200	199
[1]	Petroleos Mexicanos	2.378%	4/15/25	50	49
	Petroleos Mexicanos	6.500%	6/2/41	400	462
	Petroleos Mexicanos	5.500%	6/27/44	625	636
[7]	Petroleos Mexicanos	5.500%	6/27/44	200	203
	Petroleos Mexicanos	6.375%	1/23/45	600	684
	Province of British Columbia	2.100%	5/18/16	500	510
	Province of British Columbia	1.200%	4/25/17	100	100
	Province of British Columbia	2.000%	10/23/22	200	196
	Province of Manitoba	1.300%	4/3/17	75	75
	Province of Manitoba	1.125%	6/1/18	150	149
	Province of Manitoba	1.750%	5/30/19	175	174
	Province of Manitoba	2.100%	9/6/22	150	147
	Province of Manitoba	3.050%	5/14/24	550	568
	Province of New Brunswick	2.750%	6/15/18	350	364
	Province of Nova Scotia	2.375%	7/21/15	200	202
	Province of Ontario	1.875%	9/15/15	200	202
	Province of Ontario	4.750%	1/19/16	100	104
	Province of Ontario	5.450%	4/27/16	500	531
	Province of Ontario	2.300%	5/10/16	300	306
	Province of Ontario	1.600%	9/21/16	450	455
	Province of Ontario	1.100%	10/25/17	250	248
	Province of Ontario	3.150%	12/15/17	225	236
	Province of Ontario	3.000%	7/16/18	225	236
	Province of Ontario	2.000%	9/27/18	200	202
	Province of Ontario	1.650%	9/27/19	225	222
	Province of Ontario	4.000%	10/7/19	575	625
	Province of Ontario	4.400%	4/14/20	500	561
	Province of Ontario	2.500%	9/10/21	575	578
	Province of Ontario	2.450%	6/29/22	150	149
	Province of Ontario	3.200%	5/16/24	150	157
	Quebec	5.125%	11/14/16	325	350

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Quebec	4.625%	5/14/18	575	634
	Quebec	3.500%	7/29/20	350	373
	Quebec	2.750%	8/25/21	325	331
	Quebec	2.625%	2/13/23	400	401
	Quebec	7.500%	9/15/29	325	483
	Region of Lombardy Italy	5.804%	10/25/32	200	219
	Republic of Chile	3.875%	8/5/20	50	54
	Republic of Chile	2.250%	10/30/22	175	167
	Republic of Chile	3.125%	3/27/25	465	462
	Republic of Chile	3.625%	10/30/42	75	68
	Republic of Colombia	7.375%	1/27/17	325	360
	Republic of Colombia	7.375%	3/18/19	400	471
	Republic of Colombia	4.375%	7/12/21	450	472
	Republic of Colombia	4.000%	2/26/24	200	203
	Republic of Colombia	8.125%	5/21/24	500	661
	Republic of Colombia	7.375%	9/18/37	100	133
	Republic of Colombia	6.125%	1/18/41	575	688
[4]	Republic of Colombia	5.625%	2/26/44	400	448
	Republic of Italy	4.750%	1/25/16	750	779
	Republic of Italy	5.250%	9/20/16	150	160
	Republic of Italy	5.375%	6/12/17	500	541
	Republic of Italy	6.875%	9/27/23	575	730
	Republic of Italy	5.375%	6/15/33	175	206
	Republic of Korea	7.125%	4/16/19	225	272
	Republic of Korea	3.875%	9/11/23	700	769
	Republic of Korea	5.625%	11/3/25	100	123
	Republic of Panama	5.200%	1/30/20	200	219
[4]	Republic of Panama	4.000%	9/22/24	200	203
	Republic of Panama	7.125%	1/29/26	600	756
[4]	Republic of Panama	6.700%	1/26/36	292	373
[4]	Republic of Panama	4.300%	4/29/53	200	180
	Republic of Peru	7.125%	3/30/19	350	414
	Republic of Peru	7.350%	7/21/25	400	531
	Republic of Peru	8.750%	11/21/33	142	221
[4]	Republic of Peru	6.550%	3/14/37	225	291
	Republic of Peru	5.625%	11/18/50	500	587
	Republic of Philippines	6.500%	1/20/20	100	120
	Republic of Philippines	4.000%	1/15/21	350	379
	Republic of Philippines	4.200%	1/21/24	750	814
	Republic of Philippines	9.500%	10/21/24	350	518
	Republic of Philippines	10.625%	3/16/25	100	161
	Republic of Philippines	5.500%	3/30/26	225	267
	Republic of Philippines	9.500%	2/2/30	325	528
	Republic of Philippines	7.750%	1/14/31	400	577
	Republic of Philippines	6.375%	1/15/32	500	655
	Republic of Philippines	6.375%	10/23/34	550	737
	Republic of Poland	6.375%	7/15/19	961	1,123
	Republic of Poland	5.125%	4/21/21	250	281
	Republic of Poland	5.000%	3/23/22	425	476
	Republic of Poland	3.000%	3/17/23	525	522
	Republic of Poland	4.000%	1/22/24	150	159
	Republic of South Africa	6.875%	5/27/19	250	285
	Republic of South Africa	5.500%	3/9/20	500	545
	Republic of South Africa	4.665%	1/17/24	225	233
	Republic of South Africa	5.875%	9/16/25	300	337
	Republic of South Africa	6.250%	3/8/41	300	354
	Republic of Turkey	7.000%	9/26/16	725	787
	Republic of Turkey	7.500%	7/14/17	625	699
	Republic of Turkey	6.750%	4/3/18	450	502
	Republic of Turkey	7.000%	3/11/19	425	485
	Republic of Turkey	7.000%	6/5/20	525	611
	Republic of Turkey	5.625%	3/30/21	300	330
	Republic of Turkey	5.125%	3/25/22	425	455
	Republic of Turkey	6.250%	9/26/22	400	457
	Republic of Turkey	5.750%	3/22/24	400	447
	Republic of Turkey	7.375%	2/5/25	650	807
	Republic of Turkey	11.875%	1/15/30	400	709
	Republic of Turkey	8.000%	2/14/34	50	69
	Republic of Turkey	6.875%	3/17/36	600	744

Republic of Turkey	6.750%	5/30/40	300	370
Republic of Turkey	4.875%	4/16/43	400	398
Republic of Turkey	6.625%	2/17/45	350	431
State of Israel	5.500%	11/9/16	175	190
State of Israel	5.125%	3/26/19	550	623
State of Israel	3.150%	6/30/23	400	407
State of Israel	4.500%	1/30/43	200	203
Statoil ASA	1.800%	11/23/16	125	127
Statoil ASA	3.125%	8/17/17	400	417
Statoil ASA	1.250%	11/9/17	200	199
Statoil ASA	1.200%	1/17/18	125	123
Statoil ASA	5.250%	4/15/19	25	28
Statoil ASA	2.250%	11/8/19	250	250
Statoil ASA	2.750%	11/10/21	300	301
Statoil ASA	3.150%	1/23/22	150	152
Statoil ASA	2.450%	1/17/23	150	143
Statoil ASA	2.650%	1/15/24	100	96
Statoil ASA	3.250%	11/10/24	150	149
Statoil ASA	7.250%	9/23/27	400	547
Statoil ASA	5.100%	8/17/40	125	144
Statoil ASA	4.250%	11/23/41	175	179
Statoil ASA	3.950%	5/15/43	125	124
Statoil ASA	4.800%	11/8/43	175	199
Svensk Exportkredit AB	0.625%	5/31/16	50	50
Svensk Exportkredit AB	2.125%	7/13/16	125	128
Svensk Exportkredit AB	5.125%	3/1/17	350	381
Svensk Exportkredit AB	1.750%	5/30/17	200	203
Svensk Exportkredit AB	1.875%	6/17/19	200	200
United Mexican States	11.375%	9/15/16	100	118
United Mexican States	5.625%	1/15/17	744	800
United Mexican States	5.950%	3/19/19	150	170
United Mexican States	5.125%	1/15/20	500	554
United Mexican States	3.500%	1/21/21	100	102
United Mexican States	3.625%	3/15/22	550	560
United Mexican States	4.000%	10/2/23	1,466	1,527
United Mexican States	3.600%	1/30/25	600	597
United Mexican States	8.300%	8/15/31	200	299
United Mexican States	6.750%	9/27/34	633	826
United Mexican States	6.050%	1/11/40	945	1,153
United Mexican States	4.750%	3/8/44	527	549
United Mexican States	5.550%	1/21/45	200	231
United Mexican States	5.750%	10/12/10	192	206
Total Sovereign Bonds (Cost $145,028)				149,820
Taxable Municipal Bonds (1.0%)
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	5.939%	2/15/47	150	189
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	6.270%	2/15/50	50	64
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	7.499%	2/15/50	50	74
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	8.084%	2/15/50	125	204
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.793%	4/1/30	50	64
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.918%	4/1/40	100	140
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.263%	4/1/49	150	212
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.907%	10/1/50	250	369
California GO	3.950%	11/1/15	150	154

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
California GO	5.750%	3/1/17	100	110
California GO	6.200%	10/1/19	275	326
California GO	5.700%	11/1/21	250	295
California GO	7.500%	4/1/34	600	898
California GO	7.300%	10/1/39	75	110
California GO	7.350%	11/1/39	575	849
California GO	7.625%	3/1/40	205	315
California GO	7.600%	11/1/40	200	317
Central Puget Sound WA Regional
Transit Authority Sales & Use
Tax Revenue	5.491%	11/1/39	50	63
Chicago IL Board of Education GO	6.319%	11/1/29	50	53
Chicago IL Board of Education GO	6.138%	12/1/39	50	50
Chicago IL GO	7.781%	1/1/35	50	60
Chicago IL GO	6.314%	1/1/44	100	106
Chicago IL Metropolitan Water
Reclamation District GO	5.720%	12/1/38	100	124
Chicago IL O’Hare International
Airport Revenue	6.395%	1/1/40	50	68
Chicago IL Transit Authority Sales
Tax Receipts Revenue	6.200%	12/1/40	150	178
Chicago IL Transit Authority Transfer
Tax Receipts Revenue	6.899%	12/1/40	125	158
Chicago IL Wastewater
Transmission Revenue	6.900%	1/1/40	50	66
Chicago IL Water Revenue	6.742%	11/1/40	275	362
Clark County NV Airport
System Revenue	6.881%	7/1/42	100	116
Commonwealth Financing Authority
Pennsylvania Revenue	6.218%	6/1/39	150	184
Connecticut GO	5.090%	10/1/30	175	200
Connecticut GO	5.850%	3/15/32	200	251
Connecticut Special Tax Revenue
(Transportation Infrastructure)	5.459%	11/1/30	50	59
Cook County IL GO	6.229%	11/15/34	50	55
Curators of the University of Missouri
System Facilities Revenue	5.792%	11/1/41	50	67
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	50	59
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	100	136
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	50	61
Dallas TX Independent School
District GO	6.450%	2/15/35	100	120
Denver CO City & County School
District No. 1 COP	7.017%	12/15/37	50	68
Denver CO City & County School
District No. 1 GO	5.664%	12/1/33	50	60
District of Columbia Income
Tax Revenue	5.591%	12/1/34	50	61
District of Columbia Income
Tax Revenue	5.582%	12/1/35	50	62
District of Columbia Water & Sewer
Authority Public Utility Revenue	4.814%	10/1/14	250	283
Energy Northwest Washington
Electric Revenue (Columbia
Generating Station)	2.197%	7/1/19	100	99
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.107%	7/1/18	125	126
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.995%	7/1/20	250	254
George Washington University
District of Columbia GO	3.485%	9/15/22	200	207
Georgia GO	4.503%	11/1/25	150	168
Georgia Municipal Electric Power
Authority Revenue	6.637%	4/1/57	300	401
Georgia Municipal Electric Power
Authority Revenue	6.655%	4/1/57	150	197
Georgia Municipal Electric Power
Authority Revenue	7.055%	4/1/57	75	91
Houston TX Utility System Revenue	3.828%	5/15/28	75	79

	Illinois GO	4.511%	3/1/15	75	76
	Illinois GO	5.365%	3/1/17	175	188
	Illinois GO	5.877%	3/1/19	250	277
	Illinois GO	4.950%	6/1/23	550	582
	Illinois GO	5.100%	6/1/33	1,100	1,098
	Illinois Toll Highway Authority Revenue	5.851%	12/1/34	50	65
	Indianapolis IN Local Public
	Improvement Revenue	6.116%	1/15/40	250	330
	JobsOhio Beverage System
	Statewide Liquor Profits Revenue	3.985%	1/1/29	150	156
	JobsOhio Beverage System
	Statewide Liquor Profits Revenue	4.532%	1/1/35	100	109
	Las Vegas Valley Water
	District Nevada GO	7.013%	6/1/39	50	55
	Los Angeles CA Community
	College District GO	6.600%	8/1/42	150	213
	Los Angeles CA Department of
	Water & Power Revenue	5.716%	7/1/39	75	95
	Los Angeles CA Department of
	Water & Power Revenue	6.008%	7/1/39	150	191
	Los Angeles CA Department of
	Water & Power Revenue	6.166%	7/1/40	25	29
	Los Angeles CA Department of
	Water & Power Revenue	6.574%	7/1/45	100	144
	Los Angeles CA Unified School
	District GO	5.755%	7/1/29	200	247
	Los Angeles CA Unified School
	District GO	5.750%	7/1/34	125	159
	Los Angeles CA Unified School
	District GO	6.758%	7/1/34	50	70
	Los Angeles County CA
	Metropolitan Transportation Authority
	Sales Tax Revenue	5.735%	6/1/39	75	94
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.488%	8/1/33	100	133
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.618%	8/1/40	50	73
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	50	65
	Massachusetts GO	4.200%	12/1/21	125	137
	Massachusetts GO	5.456%	12/1/39	150	188
	Massachusetts School Building
	Authority Dedicated Sales
	Tax Revenue	5.715%	8/15/39	75	96
	Massachusetts Transportation
	Fund Revenue	5.731%	6/1/40	50	65
	Massachusetts Water Pollution
	Abatement Trust Revenue	5.192%	8/1/40	75	87
	Metropolitan Government of
	Nashville & Davidson County TN
	Convention Center Authority
	Tourism Tax Revenue	6.731%	7/1/43	50	67
	Metropolitan Government of
	Nashville & Davidson County TN GO	5.707%	7/1/34	50	59
	Metropolitan Washington DC/VA
	Airports Authority Dulles Toll
	Road Revenue	7.462%	10/1/46	50	68
	Metropolitan Water District of
	Southern California Revenue	6.947%	7/1/40	50	60
	Mississippi GO	5.245%	11/1/34	50	60
	Missouri Highways & Transportation
	Commission Road Revenue	5.445%	5/1/33	50	61
[12]	New Jersey Economic Development
	Authority Revenue
	(State Pension Funding)	7.425%	2/15/29	225	286
	New Jersey Transportation Trust
	Fund Authority Transportation
	System Revenue	6.104%	12/15/28	100	112

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	New Jersey Transportation Trust
	Fund Authority Transportation
	System Revenue	6.561%	12/15/40	400	521
[13]	New Jersey Turnpike
	Authority Revenue	4.252%	1/1/16	10	10
	New Jersey Turnpike
	Authority Revenue	7.414%	1/1/40	300	452
	New York City NY GO	6.246%	6/1/35	25	29
	New York City NY GO	5.968%	3/1/36	100	128
	New York City NY GO	5.985%	12/1/36	50	63
	New York City NY GO	5.517%	10/1/37	50	61
	New York City NY GO	6.271%	12/1/37	100	133
	New York City NY GO	5.846%	6/1/40	50	64
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.750%	6/15/41	50	66
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.952%	6/15/42	50	67
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	6.011%	6/15/42	50	68
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.440%	6/15/43	100	128
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.882%	6/15/44	175	235
	New York City NY Transitional Finance
	Authority Building Aid
	Revenue	6.828%	7/15/40	150	200
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.767%	8/1/36	50	63
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.508%	8/1/37	100	125
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.572%	11/1/38	75	94
	New York Metropolitan Transportation
	Authority Revenue (Dedicated
	Tax Fund)	7.336%	11/15/39	250	382
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	5.871%	11/15/39	50	62
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	6.648%	11/15/39	100	136
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.500%	3/15/30	125	150
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.289%	3/15/33	100	119
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.628%	3/15/39	100	125
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.389%	3/15/40	75	95
	New York State Urban Development
	Corp. Revenue (Personal Income Tax)	5.770%	3/15/39	150	185
	New York State Urban Development
	Corp. Revenue (Personal Income Tax)	5.838%	3/15/40	50	63
	New York University Hospitals
	Center GO	4.428%	7/1/42	75	76
	New York University Hospitals
	Center Revenue	5.750%	7/1/43	100	122
	North Texas Tollway Authority
	System Revenue	6.718%	1/1/49	100	145
	Ohio State University General
	Receipts Revenue	4.910%	6/1/40	100	122
	Ohio State University General
	Receipts Revenue	4.800%	6/1/11	100	109
	Ohio State University General
	Receipts Revenue	5.590%	12/1/14	50	54

	Ohio Water Development Authority
	Water Pollution Control Loan
	Fund Revenue	4.879%	12/1/34	75	84
	Orange County CA Local Transportation
	Authority Sales Tax Revenue	6.908%	2/15/41	50	71
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	50	65
	Oregon GO	5.762%	6/1/23	200	234
	Oregon GO	5.892%	6/1/27	75	93
[13]	Oregon School Boards Association GO	4.759%	6/30/28	75	83
[14]	Oregon School Boards Association GO	5.528%	6/30/28	50	58
	Pennsylvania GO	4.650%	2/15/26	50	55
	Pennsylvania GO	5.350%	5/1/30	200	222
	Pennsylvania Public School Building
	Authority Lease Revenue (School
	District of Philadelphia)	5.000%	9/15/27	50	54
	Pennsylvania Turnpike Commission
	Revenue	5.511%	12/1/45	50	62
	Pennsylvania Turnpike Commission
	Revenue	5.561%	12/1/49	50	63
	Port Authority of New York &
	New Jersey Revenue	6.040%	12/1/29	75	97
	Port Authority of New York &
	New Jersey Revenue	4.960%	8/1/46	350	399
	Port Authority of New York &
	New Jersey Revenue	5.310%	8/1/46	100	109
	Port Authority of New York &
	New Jersey Revenue	4.458%	10/1/62	550	580
	President & Fellows of Harvard
	College Massachusetts GO	4.875%	10/15/40	125	152
	Regional Transportation District of
	Colorado Sales Tax Revenue	5.844%	11/1/50	100	139
	Rutgers State University
	New Jersey Revenue	5.665%	5/1/40	50	63
	Salt River Project Arizona Agricultural
	Improvement & Power
	District Revenue	4.839%	1/1/41	50	59
	San Antonio TX Electric & Gas
	Systems Revenue	5.985%	2/1/39	125	167
	San Antonio TX Electric & Gas
	Systems Revenue	5.718%	2/1/41	50	65
	San Antonio TX Electric & Gas
	Systems Revenue	5.808%	2/1/41	125	166
	San Antonio TX Electric & Gas
	Systems Revenue	4.427%	2/1/42	75	83
	San Diego County CA Regional
	Airport Authority Revenue	5.594%	7/1/43	75	85
	San Diego County CA Water
	Authority Revenue	6.138%	5/1/49	50	68
	San Francisco CA City & County Public
	Utilities Commission Water Revenue	6.000%	11/1/40	50	65
	San Francisco CA City & County Public
	Utilities Commission Water Revenue	6.950%	11/1/50	100	148
	Santa Clara Valley CA Transportation
	Authority Sales Tax Revenue	5.876%	4/1/32	200	243
	South Carolina Public Service
	Authority Revenue	6.454%	1/1/50	200	276
	Stanford University California GO	4.250%	5/1/16	100	104
	Texas Transportation Commission
	Revenue	5.028%	4/1/26	50	58
	Texas Transportation Commission
	Revenue	5.178%	4/1/30	175	210
	Texas Transportation Commission
	Revenue	4.631%	4/1/33	350	400
	Texas Transportation Commission
	Revenue	4.681%	4/1/40	50	59
	Tufts University Massachusetts GO	5.017%	4/15/12	200	218
	University of California Regents
	Medical Center Revenue	6.548%	5/15/48	100	137

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	University of California Regents
	Medical Center Revenue	6.583%	5/15/49	50	69
	University of California Revenue	6.270%	5/15/31	500	570
	University of California Revenue	4.765%	5/15/44	100	107
	University of California Revenue	5.946%	5/15/45	175	224
	University of Massachusetts Building
	Authority Revenue	5.450%	11/1/40	50	60
	University of Southern California GO	5.250%	10/1/11	100	135
	University of Texas System Revenue
	Financing System Revenue	5.262%	7/1/39	50	62
	University of Texas System Revenue
	Financing System Revenue	6.276%	8/15/41	25	29
	University of Texas System Revenue
	Financing System Revenue	5.134%	8/15/42	100	123
	University of Texas System Revenue
	Financing System Revenue	4.794%	8/15/46	75	89
	Utah GO	4.554%	7/1/24	50	56
	Utah GO	3.539%	7/1/25	50	53
	Washington GO	5.090%	8/1/33	250	292
	Washington GO	5.140%	8/1/40	150	183
[14]	Wisconsin GO	5.700%	5/1/26	75	89
Total Taxable Municipal Bonds (Cost $22,340)					27,124

				Shares
Temporary Cash Investment (6.6%)
Money Market Fund (6.6%)
[15]	Vanguard Market Liquidity
	Fund (Cost $172,263)	0.126%		172,263,378	172,263
Total Investments (106.3%) (Cost $2,682,822) 2,785,020

Market
Value•
($000)
Other Assets and Liabilities (–6.3%)
Other Assets	51,944
Liabilities	(217,812)
(165,868)
Net Assets (100%)
Applicable to 217,026,399 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,619,152
Net Asset Value Per Share	$12.07

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	2,612,757
Affiliated Vanguard Funds	172,263
Total Investments in Securities	2,785,020
Receivables for Investment Securities Sold	31,210
Receivables for Accrued Income	16,385
Other Assets	4,349
Total Assets	2,836,964
Liabilities
Payables for Investment Securities Purchased	207,429
Other Liabilities	10,383
Total Liabilities	217,812
Net Assets	2,619,152

At December 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	2,449,645
Undistributed Net Investment Income	56,582
Accumulated Net Realized Gains	10,727
Unrealized Appreciation (Depreciation)	102,198
Net Assets	2,619,152

• See Note A in Notes to Financial Statements.
1 U.S. government guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2014.
6 Adjustable-rate security.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
At December 31, 2014, the aggregate value of these securities was $10,340,000, representing 0.4% of net assets.
8 Guaranteed by the Government of Canada.
9 Guaranteed by the Government of Japan.
10 Guaranteed by the Federal Republic of Germany.
11 Guaranteed by the Republic of Austria.
12 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
13 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
14 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
15 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Interest[1]	64,959
Total Income	64,959
Expenses
The Vanguard Group—Note B
Investment Advisory Services	227
Management and Administrative	3,828
Marketing and Distribution	368
Custodian Fees	133
Auditing Fees	36
Shareholders’ Reports	37
Trustees’ Fees and Expenses	2
Total Expenses	4,631
Net Investment Income	60,328
Realized Net Gain (Loss) on
Investment Securities Sold	10,795
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	66,416
Net Increase (Decrease) in Net Assets
Resulting from Operations	137,539

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	60,328	57,896
Realized Net Gain (Loss)	10,795	9,011
Change in Unrealized Appreciation (Depreciation)	66,416	(124,170)
Net Increase (Decrease) in Net Assets Resulting from Operations	137,539	(57,263)
Distributions
Net Investment Income	(57,822)	(64,747)
Realized Capital Gain[2]	(8,428)	(28,776)
Total Distributions	(66,250)	(93,523)
Capital Share Transactions
Issued	528,626	287,802
Issued in Lieu of Cash Distributions	66,250	93,523
Redeemed	(351,595)	(592,381)
Net Increase (Decrease) from Capital Share Transactions	243,281	(211,056)
Total Increase (Decrease)	314,570	(361,842)
Net Assets
Beginning of Period	2,304,582	2,666,424
End of Period[3]	2,619,152	2,304,582

1 Interest income from an affiliated company of the portfolio was $166,000.
2 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $9,250,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $56,582,000 and $54,076,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.73	$12.46	$12.43	$12.06	$11.77
Investment Operations
Net Investment Income	.281	.305	.301	.357	.404[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.397	(.580)	.183	.528	.339
Total from Investment Operations	.678	(.275)	.484	.885	.743
Distributions
Dividends from Net Investment Income	(.295)	(.315)	(.341)	(.405)	(.432)
Distributions from Realized Capital Gains	(.043)	(.140)	(.113)	(.110)	(.021)
Total Distributions	(.338)	(.455)	(.454)	(.515)	(.453)
Net Asset Value, End of Period	$12.07	$11.73	$12.46	$12.43	$12.06

Total Return	5.89%	-2.29%	4.02%	7.65%	6.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,619	$2,305	$2,666	$2,488	$2,146
Ratio of Total Expenses to Average Net Assets	0.19%	0.19%	0.20%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.47%	2.36%	2.49%	3.06%	3.38%
Portfolio Turnover Rate	118%[2]	106%[2]	105%[2]	113%[2]	104%[2]
1 Calculated based on average shares outstanding.
2 Includes 61%, 69%, 66%, 53%, and 41% attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

Vanguard Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

Vanguard Total Bond Market Index Portfolio

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

At December 31, 2014, counterparties had deposited in segregated accounts securities with a value of $54,000 in connection with TBA transactions.

3. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

Vanguard Total Bond Market Index Portfolio

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At December 31, 2014, the portfolio had contributed capital of $247,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.10% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,691,581	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	73,992	—
Corporate Bonds	—	670,240	—
Sovereign Bonds	—	149,820	—
Taxable Municipal Bonds	—	27,124	—
Temporary Cash Investments	172,263	—	—
Total	172,263	2,612,757	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2014, the portfolio had $65,731,000 of ordinary income and $4,355,000 of long-term capital gains available for distribution.

At December 31, 2014, the cost of investment securities for tax purposes was $2,683,031,000. Net unrealized appreciation of investment securities for tax purposes was $101,989,000, consisting of unrealized gains of $109,459,000 on securities that had risen in value since their purchase and $7,470,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2014, the portfolio purchased $243,430,000 of investment securities and sold $125,752,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,865,807,000 and $2,742,439,000, respectively.

Vanguard Total Bond Market Index Portfolio

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	44,488	24,044
Issued in Lieu of Cash Distributions	5,701	7,794
Redeemed	(29,602)	(49,447)
Net Increase (Decrease) in Shares Outstanding	20,587	(17,609)

At December 31, 2014, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 51% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Total Bond Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Total Bond Market Index Portfolio: In our opinion, the accompanying statement of net assets, the statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Bond Market Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2015

Special 2014 tax information (unaudited) for corporate shareholders only for Vanguard
Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2014, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $8,444,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

Vanguard Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	6/30/2014	12/31/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,018.57	$0.97
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.25	0.97

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.19%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six month period, then divided by the number of days in the most recent 12- month period.

Vanguard Total Bond Market Index Portfolio

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio is not sponsored, endorsed, issued, sold, or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of the portfolio with respect to any person or entity. Barclays’ only relationship to Vanguard and the portfolio is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or the portfolio or any owners or purchasers of the portfolio. Barclays has no obligation to take the needs of Vanguard, the portfolio, or the owners of the portfolio into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the portfolio to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the portfolio.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the index or any data included therein or for interruptions in the delivery of the index. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the portfolio or any other person or entity from the use of the index or any data included therein in connection with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. Aggregate Float Adjusted Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to the index. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the index or any data included therein.

Vanguard® Total Stock Market Index Portfolio

For the fiscal year ended December 31, 2014, Vanguard Total Stock Market Index Portfolio returned 12.29%, in line with its target index and several percentage points ahead of the average return of its peers.

The table below shows the returns of your portfolio and its comparative standards for the year. For additional perspective, we also present their annualized returns for the past ten years.

As a “fund of funds,” the Total Stock Market Index Portfolio seeks to capture the returns of its target benchmark by investing about 80% of its assets in the Equity Index Portfolio of Vanguard Variable Insurance Fund and about 20% in Vanguard Extended Market Index Fund. Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included with this report.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Nearly every sector did well as the U.S. economy expanded

In contrast to a year ago, large-capitalization stocks handsomely outpaced their small-cap brethren during the 12 months.

The Equity Index Portfolio, which concentrates on large-cap stocks, returned about 13.5%. The Extended Market Index Fund, which focuses on small- and mid-cap stocks, returned about 7.5%.

Vanguard Total Stock Market Index Portfolio posted gains in nine of the market’s ten industry sectors. Two had an outsized impact. Technology firms were powered by increased corporate spending and a surge in mobile device sales. And health care companies benefited from new product development, and mergers and acquisitions activity.

Improvement in the employment situation and increased consumer confidence boosted the economy as well, helping the consumer services and consumer goods sectors. Falling gas prices also made it easier for consumers to open their wallets for everything from clothing to entertainment.

Total Returns
	Ten Years Ended
	December 31, 2014
	Year Ended	Average
	December 31, 2014	Annual Return
Vanguard Total Stock Market Index Portfolio	12.29%	7.87%
Spliced Total Market Index[1]	12.46	7.95
Variable Insurance Multi-Cap Core Funds Average[2]	8.48	6.61
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
Variable Insurance
	Acquired Fund	Multi-Cap
	Fees and	Core Funds
	Expenses[3]	Average[4]
Total Stock Market Index Portfolio	0.18%	0.95%

Utilities—a small, often unheralded sector—did especially well as the severe winter led to increased earnings and lower interest rates sent investors searching for higher yields.

Not surprisingly, the oil and gas sector was hurt by tumbling oil prices, recording the only negative return among industry groups.

The portfolio’s long-term record shows the benefit of low costs

For the decade through December 2014, the Total Stock Market Index Portfolio recorded an average annual return of 7.87%. This result was close to that of the fund’s target benchmark, the Spliced Total Market Index, which has no transaction costs or operating expenses.

Vanguard Equity Investment Group, the portfolio’s advisor, deserves credit for its successful tracking of the index, particularly considering the extreme market volatility that accompanied the financial crisis of 2008–2009. The advisor was helped by the portfolio’s low expenses, which are far below the average for its peer group. For the decade, the portfolio outdistanced the 6.61% average annual result of its peers.

Whether gains continue or not, focus on timeless principles

Whether the market continues to perform well or turns downward, we believe that following four timeless, straightforward principles can help put you on the right track toward investment success: setting goals, staying diversified, holding down costs, and sticking to a long-term plan.

You can read more about our principles in Vanguard’s Principles for Investment Success, available at vanguard.com/ research.

1 Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 This figure—drawn from the prospectus dated April 30, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds
(the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the fiscal year ended
December 31, 2014, the annualized acquired fund fees and expenses were 0.17%.
4 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Total Stock Market Index Portfolio

Portfolio Profile
As of December 31, 2014

Total Portfolio Characteristics

Yield[1]	1.5%
Acquired Fund Fees and Expenses[2]	0.18%

Volatility Measures
Portfolio Versus
Target Index[3]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	80.4%
Vanguard Extended Market Index Fund	19.6

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 30, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired”
funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2014, the annualized acquired fund fees and expenses were 0.17%.
3 S&P Total Market Index.

Vanguard Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2004–December 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2014			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Stock Market Index Portfolio	12.29%	15.50%	7.87%	$21,322
Spliced Total Market Index[1]	12.46	15.64	7.95	21,499
Variable Insurance Multi-Cap Core
Funds Average[2]	8.48	12.62	6.61	18,973

Fiscal Year Total Returns (%): December 31, 2004–December 31, 2014

1 Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Total Stock Market Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Variable Insurance Fund—Equity Index Portfolio	38,029,551	1,309,738
Vanguard Extended Market Index Fund Investor Shares	4,786,859	318,948
Total Investment Companies (Cost $1,349,057)		1,628,686
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.126% (Cost $213)	213,000	213
Total Investments (100.0%) (Cost $1,349,270)		1,628,899
Other Assets and Liabilities (0.0%)
Other Assets		669
Liabilities		(825)
		(156)
Net Assets (100%)
Applicable to 48,675,310 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,628,743
Net Asset Value Per Share		$33.46

At December 31, 2014, net assets consisted of:
		Amount
		($000)
Paid-in Capital		1,274,219
Undistributed Net Investment Income		20,984
Accumulated Net Realized Gains		53,911
Unrealized Appreciation (Depreciation)		279,629
Net Assets		1,628,743

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Income Distributions Received	21,072
Other Income	23
Net Investment Income—Note B	21,095
Realized Net Gain (Loss)
Capital Gain Distributions Received	19,245
Affiliated Investment Securities Sold	34,740
Realized Net Gain (Loss)	53,985
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	75,415
Net Increase (Decrease) in Net Assets
Resulting from Operations	150,495

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,095	17,295
Realized Net Gain (Loss)	53,985	68,784
Change in Unrealized Appreciation (Depreciation)	75,415	217,913
Net Increase (Decrease) in Net Assets Resulting from Operations	150,495	303,992
Distributions
Net Investment Income	(17,329)	(15,649)
Realized Capital Gain[1]	(68,740)	(36,155)
Total Distributions	(86,069)	(51,804)
Capital Share Transactions
Issued	397,660	141,568
Issued in Lieu of Cash Distributions	86,069	51,804
Redeemed	(128,564)	(139,285)
Net Increase (Decrease) from Capital Share Transactions	355,165	54,087
Total Increase (Decrease)	419,591	306,275
Net Assets
Beginning of Period	1,209,152	902,877
End of Period[2]	1,628,743	1,209,152

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $385,000 and $540,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $20,984,000 and $17,218,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$32.01	$25.32	$23.63	$24.44	$21.73
Investment Operations
Net Investment Income	. 506[1]	.454	.442	.364[1]	.358
Capital Gain Distributions Received	. 462[1]	.560	.858	.649[1]	.189
Net Realized and Unrealized Gain (Loss)
on Investments	2.717	7.116	2.488	(.753)	3.078
Total from Investment Operations	3.685	8.130	3.788	.260	3.625
Distributions
Dividends from Net Investment Income	(.450)	(.435)	(.428)	(.340)	(.419)
Distributions from Realized Capital Gains	(1.785)	(1.005)	(1.670)	(.730)	(.496)
Total Distributions	(2.235)	(1.440)	(2.098)	(1.070)	(.915)
Net Asset Value, End of Period	$33.46	$32.01	$25.32	$23.63	$24.44

Total Return	12.29%	33.28%	16.33%	0.83%	17.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,629	$1,209	$903	$786	$956
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.18%	0.18%	0.18%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.61%	1.62%	1.83%	1.52%	1.66%
Portfolio Turnover Rate	9%	17%	8%	12%	12%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Notes to Financial Statements

Vanguard Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each portfolio is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the year ended December 31, 2014, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2014, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

Vanguard Total Stock Market Index Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2014, the portfolio had $21,805,000 of ordinary income and $53,090,000 of long-term capital gains available for distribution.

At December 31, 2014, the cost of investment securities for tax purposes was $1,349,270,000. Net unrealized appreciation of investment securities for tax purposes was $279,629,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	12,088	4,963
Issued in Lieu of Cash Distributions	2,860	1,952
Redeemed	(4,045)	(4,807)
Net Increase (Decrease) in Shares Outstanding	10,903	2,108

F. Transactions during the year in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Dec. 31,		Proceeds			Dec. 31,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities		Distribution	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended Market
Index Fund	241,913	123,287	60,467	3,676	—	318,948
Vanguard Market Liquidity Fund	929	NA1	NA1	—	—	213
Vanguard Total Stock Market ETF	—	6,748	6,745	—	—	—
Vanguard Variable
Insurance Fund—Equity
Index Portfolio	965,577	295,791	47,572	17,396	19,245	1,309,738
Total	1,208,419	425,826	114,784	21,072	19,245	1,628,899
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Total Stock Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Total Stock Market Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Stock Market Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2015

Special 2014 tax information (unaudited) for corporate shareholders only for Vanguard Total
Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2014, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $68,355,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 91.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Total Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	6/30/2014	12/31/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,050.88	$0.88
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.35	0.87

1 The calculations are based on the Total Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total Stock Market Index Portfolio’s annualized expense figure for that period is 0.17%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Equity Index Portfolio

U.S. stocks continued to advance smartly in 2014 thanks to better-than-expected domestic economic growth, low interest rates and inflation, and strong corporate profits. For the fiscal year ended December 31, 2014, Vanguard Equity Index Portfolio returned 13.51%. The portfolio’s performance was in line with that of its benchmark index and exceeded the average return of peer funds.

The table below shows the returns of your portfolio and its comparative standards for the year. For additional perspective, we also present their annualized returns for the past ten years.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Nearly every sector did well as the U.S. economy expanded

In contrast to a year ago, large-capitalization stocks handsomely outpaced their small-cap brethren during the 12 months. Concerned about high valuations, investors were less willing to invest in smaller companies, which can offer higher growth potential but can also be riskier and more volatile.

In such an environment, the S&P 500 Index returned more than 13%. This index, the Equity Index Portfolio’s benchmark, consists of 500 of the largest U.S. companies and accounts for more than three-quarters of the U.S. stock market’s value.

Like its benchmark index, Vanguard Equity Index Portfolio posted gains in nine of the market’s ten industry sectors. Two had an outsized impact. Technology firms were powered by increased corporate spending and a surge in mobile device sales. And health care companies benefited from new product development, mergers and acquisitions, and strategic alliances among pharmaceutical and biotechnology companies.

Improvement in the employment situation, falling gas prices, and increased consumer confidence boosted the economy as well, helping the consumer discretionary and consumer staples sectors.

Utilities—a small, often unheralded sector—posted the highest return (+28%) as the severe winter led to increased earnings and lower interest rates sent investors searching for higher yields.

Not surprisingly, energy-related stocks were hurt by tumbling oil prices, recording the only negative return among industry groups.

The portfolio’s long-term record shows the benefit of low costs

For the decade through December 2014, the Equity Index Portfolio recorded an average annual return of 7.57%. This result was quite close to that of the fund’s target, the S&P 500 Index, which has no transaction costs or operating expenses.

Vanguard Equity Investment Group, the portfolio’s advisor, deserves credit for its successful tracking of the index, particularly considering the extreme market volatility that accompanied the financial crisis of 2008–2009. The advisor was helped by the portfolio’s low expenses, which are far below the average for its peer group. Over the decade, the portfolio outdistanced the 6.67% average annual result of its peers.

Whether gains continue or not, focus on timeless principles

Whether the market continues to perform well or turns downward, we believe that following four timeless, straightforward principles can help put you on the right track toward investment success: setting goals, staying diversified, holding down costs, and sticking to a long-term plan.

All four principles are essential, and the order in which they’re listed is intentional. You can read more about our principles in

Vanguard’s Principles for Investment Success, available at vanguard.com/ research.

Total Returns
	Ten Years Ended
	December 31, 2014
	Year Ended	Average
	December 31, 2014	Annual Return
Vanguard Equity Index Portfolio	13.51%	7.57%
S&P 500 Index	13.69	7.67
Variable Insurance Large-Cap Core Funds Average[1]	11.31	6.67

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.16%	0.41%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the portfolio’s expense ratio was 0.16%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Vanguard Equity Index Portfolio

Portfolio Profile
As of December 31, 2014

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	504	502	3,776
Median Market Cap $77.2B		$77.2B	$48.1B
Price/Earnings Ratio	19.3x	19.3x	20.6x
Price/Book Ratio	2.8x	2.8x	2.7x
Yield[3]	1.8%	2.0%	1.9%
Return on Equity	19.2%	19.0%	17.8%
Earnings Growth Rate	15.4%	15.4%	15.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%	—	—
Expense Ratio[4]	0.16%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.99
Beta	1.00	0.96

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	12.1%	12.1%	12.9%
Consumer Staples	9.8	9.8	8.5
Energy	8.4	8.4	7.6
Financials	16.7	16.7	17.9
Health Care	14.2	14.2	14.0
Industrials	10.4	10.4	11.3
Information Technology	19.7	19.7	19.0
Materials	3.2	3.2	3.6
Telecommunication
Services	2.3	2.3	2.0
Utilities	3.2	3.2	3.2

Ten Largest Holdings[5] (% of total net assets)

Apple Inc.	Technology Hardware,
	Storage & Peripherals	3.5%
Exxon Mobil Corp.	Integrated Oil & Gas	2.1
Microsoft Corp.	Systems Software	2.1
Google Inc.	Internet Software
	& Services	1.7
Johnson & Johnson	Pharmaceuticals	1.6
Berkshire
Hathaway Inc.	Multi-Sector Holdings	1.5
Wells Fargo & Co.	Diversified Banks	1.4
General Electric Co.	Industrial
	Conglomerates	1.4
Procter & Gamble Co.	Household Products	1.3
JPMorgan Chase & Co. Diversified Banks		1.3
Top Ten		17.9%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 30, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2014, the expense ratio was 0.16%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2004–December 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2014			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Index Portfolio	13.51%	15.28%	7.57%	$20,747
S&P 500 Index	13.69	15.45	7.67	20,947
Variable Insurance Large-Cap Core
Funds Average[1]	11.31	13.68	6.67	19,073
Dow Jones U.S. Total Stock Market
Float Adjusted Index	12.47	15.72	8.09	21,779

Fiscal Year Total Returns (%): December 31, 2004–December 31, 2014

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2014

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (12.1%)
	Walt Disney Co.	322,135	30,342
	Comcast Corp. Class A	505,445	29,321
	Home Depot Inc.	271,911	28,543
*	Amazon.com Inc.	78,332	24,310
	McDonald’s Corp.	200,891	18,824
	Time Warner Inc.	173,151	14,791
	Twenty-First Century Fox
	Inc. Class A	383,030	14,710
	NIKE Inc. Class B	144,139	13,859
	Lowe’s Cos. Inc.	200,601	13,801
	Starbucks Corp.	154,501	12,677
*	Priceline Group Inc.	10,809	12,325
	Ford Motor Co.	793,581	12,301
	Target Corp.	131,604	9,990
	TJX Cos. Inc.	142,225	9,754
	General Motors Co.	278,627	9,727
*	DIRECTV	103,702	8,991
	Time Warner Cable Inc.	57,993	8,818
	Johnson Controls Inc.	137,725	6,658
	Yum! Brands Inc.	90,445	6,589
	Viacom Inc. Class B	76,426	5,751
	CBS Corp. Class B	98,581	5,456
	VF Corp.	71,140	5,328
	Macy’s Inc.	71,423	4,696
	Delphi Automotive plc	60,919	4,430
*	Dollar General Corp.	62,488	4,418
	L Brands Inc.	50,689	4,387
*	Chipotle Mexican Grill Inc.
	Class A	6,396	4,378
*	Netflix Inc.	12,403	4,237
	Carnival Corp.	92,825	4,208
*	AutoZone Inc.	6,593	4,082
	Ross Stores Inc.	43,276	4,079
*	O’Reilly Automotive Inc.	21,027	4,050
	Omnicom Group Inc.	51,415	3,983
	Marriott International Inc.
	Class A	43,704	3,410
	Genuine Parts Co.	31,418	3,348
*	Michael Kors Holdings Ltd.	42,459	3,189
	Whirlpool Corp.	16,025	3,105
	Starwood Hotels & Resorts
	Worldwide Inc.	36,947	2,995
*	Dollar Tree Inc.	42,528	2,993
*	CarMax Inc.	44,287	2,949
*	Bed Bath & Beyond Inc.	38,308	2,918
	Harley-Davidson Inc.	44,036	2,902
	Royal Caribbean Cruises Ltd.	34,492	2,843
	BorgWarner Inc.	46,750	2,569
	Kohl’s Corp.	41,971	2,562
	Wynn Resorts Ltd.	16,655	2,478
	Tiffany & Co.	23,107	2,469
	Staples Inc.	131,851	2,389
	Best Buy Co. Inc.	60,091	2,342
*	Under Armour Inc. Class A	34,467	2,340
	Nordstrom Inc.	29,246	2,322
	Gap Inc.	54,909	2,312
	Ralph Lauren Corp. Class A	12,432	2,302

	Tractor Supply Co.	28,246	2,226
	Wyndham Worldwide Corp.	25,576	2,193
	Mattel Inc.	70,058	2,168
	PVH Corp.	16,905	2,167
	Coach Inc.	56,961	2,139
	Newell Rubbermaid Inc.	56,035	2,134
*	Mohawk Industries Inc.	12,758	1,982
	H&R Block Inc.	57,118	1,924
*	Discovery Communications
	Inc.	56,718	1,913
	Interpublic Group of Cos.
	Inc.	86,267	1,792
	Expedia Inc.	20,317	1,734
*	TripAdvisor Inc.	23,217	1,733
	DR Horton Inc.	67,927	1,718
	Lennar Corp. Class A	37,045	1,660
	PetSmart Inc.	20,387	1,657
*	News Corp. Class A	103,623	1,626
	Goodyear Tire & Rubber Co.	56,384	1,611
	Darden Restaurants Inc.	27,149	1,592
	Scripps Networks
	Interactive Inc. Class A	20,871	1,571
	Family Dollar Stores Inc.	19,672	1,558
	Comcast Corp.	26,563	1,529
	Harman International
	Industries Inc.	14,252	1,521
	PulteGroup Inc.	69,325	1,488
	Gannett Co. Inc.	46,232	1,476
	Garmin Ltd.	24,915	1,316
	Hasbro Inc.	23,490	1,292
	Leggett & Platt Inc.	28,144	1,199
*	Discovery Communications
	Inc. Class A	30,318	1,044
*	Fossil Group Inc.	9,159	1,014
	Cablevision Systems Corp.
	Class A	45,723	944
*	AutoNation Inc.	15,281	923
	GameStop Corp. Class A	22,309	754
*	Urban Outfitters Inc.	21,209	745
			456,894
Consumer Staples (9.7%)
	Procter & Gamble Co.	557,824	50,812
	Coca-Cola Co.	813,887	34,362
	PepsiCo Inc.	308,800	29,200
	Wal-Mart Stores Inc.	325,829	27,982
	Philip Morris International
	Inc.	320,600	26,113
	CVS Health Corp.	236,561	22,783
	Altria Group Inc.	407,775	20,091
*	Walgreens Boots Alliance
	Inc.	179,435	13,673
	Costco Wholesale Corp.	90,372	12,810
	Mondelez International Inc.
	Class A	346,655	12,592
	Colgate-Palmolive Co.	176,772	12,231
	Kimberly-Clark Corp.	76,812	8,875
	Kraft Foods Group Inc.	121,520	7,615
	Archer-Daniels-Midland Co.	132,712	6,901
	General Mills Inc.	124,714	6,651

	Kroger Co.	101,519	6,519
	Sysco Corp.	121,008	4,803
	Lorillard Inc.	74,249	4,673
	Mead Johnson Nutrition Co.	41,681	4,191
	Reynolds American Inc.	63,503	4,081
	Whole Foods Market Inc.	74,540	3,758
	Estee Lauder Cos. Inc.
	Class A	46,068	3,510
*	Constellation Brands Inc.
	Class A	34,605	3,397
	Kellogg Co.	51,818	3,391
	Keurig Green Mountain Inc.	24,978	3,307
*	Monster Beverage Corp.	29,722	3,220
	Hershey Co.	30,590	3,179
	ConAgra Foods Inc.	87,471	3,174
	Dr Pepper Snapple Group
	Inc.	39,942	2,863
	Brown-Forman Corp.
	Class B	32,375	2,844
	Clorox Co.	26,687	2,781
	Molson Coors Brewing Co.
	Class B	33,060	2,464
	Tyson Foods Inc. Class A	60,632	2,431
	JM Smucker Co.	20,895	2,110
	Coca-Cola Enterprises Inc.	46,265	2,046
	McCormick & Co. Inc.	26,565	1,974
	Safeway Inc.	47,192	1,657
	Campbell Soup Co.	37,216	1,638
	Hormel Foods Corp.	27,560	1,436
	Avon Products Inc.	89,036	836
			368,974
Energy (8.4%)
	Exxon Mobil Corp.	874,027	80,804
	Chevron Corp.	390,361	43,791
	Schlumberger Ltd.	265,505	22,677
	ConocoPhillips	254,187	17,554
	Kinder Morgan Inc.	350,584	14,833
	Occidental Petroleum Corp.	159,945	12,893
	EOG Resources Inc.	113,182	10,421
	Anadarko Petroleum Corp.	104,609	8,630
	Phillips 66	114,240	8,191
	Halliburton Co.	174,770	6,874
	Williams Cos. Inc.	139,131	6,253
	National Oilwell Varco Inc.	88,722	5,814
	Valero Energy Corp.	107,835	5,338
	Marathon Petroleum Corp.	57,952	5,231
	Spectra Energy Corp.	138,133	5,014
	Baker Hughes Inc.	89,085	4,995
	Apache Corp.	77,489	4,856
	Devon Energy Corp.	79,223	4,849
	Pioneer Natural Resources
	Co.	30,747	4,577
	Marathon Oil Corp.	139,083	3,935
	Hess Corp.	52,286	3,860
	Noble Energy Inc.	74,286	3,523
	Cabot Oil & Gas Corp.	85,424	2,529
	EQT Corp.	31,457	2,381
*	FMC Technologies Inc.	48,110	2,253
	ONEOK Inc.	43,212	2,151

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Chesapeake Energy Corp.	107,643	2,107
*	Cameron International
	Corp.	40,557	2,026
*	Southwestern Energy Co.	73,175	1,997
	Tesoro Corp.	26,263	1,953
	Cimarex Energy Co.	18,106	1,919
	Range Resources Corp.	34,581	1,848
	Murphy Oil Corp.	34,237	1,730
	CONSOL Energy Inc.	47,106	1,593
	Helmerich & Payne Inc.	22,228	1,499
	Ensco plc Class A	48,629	1,456
^	Transocean Ltd.	69,758	1,279
	Noble Corp. plc	52,089	863
	Nabors Industries Ltd.	59,727	775
*	Newfield Exploration Co.	28,138	763
	QEP Resources Inc.	34,400	696
	Denbury Resources Inc.	72,703	591
	Diamond Offshore Drilling
	Inc.	14,176	520
			317,842
Financials (16.6%)
	Wells Fargo & Co.	974,460	53,420
*	Berkshire Hathaway Inc.
	Class B	344,963	51,796
	JPMorgan Chase & Co.	771,632	48,289
	Bank of America Corp.	2,170,946	38,838
	Citigroup Inc.	625,527	33,847
	American Express Co.	183,690	17,090
	US Bancorp	369,382	16,604
	Goldman Sachs Group Inc.	83,556	16,196
	American International
	Group Inc.	289,060	16,190
	MetLife Inc.	234,368	12,677
	Morgan Stanley	315,016	12,223
	Simon Property Group Inc.	64,218	11,695
	PNC Financial Services
	Group Inc.	108,596	9,907
	Capital One Financial Corp.	114,828	9,479
	Bank of New York Mellon
	Corp.	232,268	9,423
	BlackRock Inc.	26,298	9,403
	Prudential Financial Inc.	94,465	8,545
	American Tower
	Corporation	81,940	8,100
	ACE Ltd.	68,493	7,868
	Travelers Cos. Inc.	68,451	7,246
	Charles Schwab Corp.	237,461	7,169
	State Street Corp.	86,300	6,775
	Marsh & McLennan Cos.
	Inc.	111,871	6,403
	Discover Financial
	Services	93,643	6,133
	Allstate Corp.	86,684	6,090
	BB&T Corp.	148,995	5,794
	CME Group Inc.	65,235	5,783
	Aflac Inc.	93,264	5,697
	Aon plc	58,986	5,594
	Public Storage	29,899	5,527
	Crown Castle International
	Corp.	68,829	5,417
	Equity Residential	74,604	5,360
	Health Care REIT Inc.	67,531	5,110
	Intercontinental Exchange
	Inc.	23,215	5,091
	Chubb Corp.	48,773	5,047
	Ameriprise Financial Inc.	38,127	5,042
	McGraw Hill Financial Inc.	55,945	4,978
*	Berkshire Hathaway Inc.
	Class A	21	4,746
	T. Rowe Price Group Inc.	53,639	4,605

	SunTrust Banks Inc.	107,331	4,497
	Franklin Resources Inc.	81,124	4,492
	AvalonBay Communities
	Inc.	27,220	4,447
	Prologis Inc.	103,121	4,437
	Ventas Inc.	60,697	4,352
	Vornado Realty Trust	36,094	4,249
	HCP Inc.	94,631	4,167
	Boston Properties Inc.	31,587	4,065
	Weyerhaeuser Co.	108,155	3,882
	Host Hotels & Resorts Inc.	156,118	3,711
	Hartford Financial Services
	Group Inc.	88,764	3,701
	Moody’s Corp.	38,040	3,645
	General Growth Properties
	Inc.	129,382	3,639
	Invesco Ltd.	89,254	3,527
	Fifth Third Bancorp	170,714	3,478
	M&T Bank Corp.	27,301	3,430
	Northern Trust Corp.	45,747	3,083
	Lincoln National Corp.	53,450	3,082
	Regions Financial Corp.	284,453	3,004
	Progressive Corp.	110,179	2,974
	Principal Financial Group
	Inc.	56,464	2,933
	Essex Property Trust Inc.	13,167	2,720
	Loews Corp.	61,527	2,585
	KeyCorp	179,482	2,495
*	Affiliated Managers Group
	Inc.	11,488	2,438
	Macerich Co.	28,877	2,409
	Kimco Realty Corp.	85,122	2,140
*	CBRE Group Inc. Class A	57,916	1,984
	Navient Corp.	84,435	1,825
	XL Group plc Class A	53,043	1,823
	Unum Group	52,223	1,821
	Huntington Bancshares Inc.	167,245	1,759
	Comerica Inc.	37,028	1,734
	Cincinnati Financial Corp.	30,215	1,566
	Plum Creek Timber Co. Inc.	36,269	1,552
	Iron Mountain Inc.	38,769	1,499
	Leucadia National Corp.	64,914	1,455
	Torchmark Corp.	26,734	1,448
*	E*TRADE Financial Corp.	59,151	1,435
	Zions Bancorporation	41,595	1,186
	NASDAQ OMX Group Inc.	24,217	1,161
	Legg Mason Inc.	20,924	1,117
	Apartment Investment &
	Management Co. Class A	29,033	1,079
	Assurant Inc.	14,687	1,005
	Hudson City Bancorp Inc.	98,504	997
	People’s United Financial
	Inc.	63,526	964
*	Genworth Financial Inc.
	Class A	101,689	864
			627,053
Health Care (14.1%)
	Johnson & Johnson	577,750	60,415
	Pfizer Inc.	1,300,670	40,516
	Merck & Co. Inc.	588,661	33,430
*	Gilead Sciences Inc.	311,538	29,366
	Amgen Inc.	157,046	25,016
	AbbVie Inc.	328,830	21,519
	Bristol-Myers Squibb Co.	342,496	20,218
	UnitedHealth Group Inc.	198,100	20,026
*	Celgene Corp.	164,780	18,432
*	Biogen Idec Inc.	48,768	16,554
	Medtronic Inc.	203,092	14,663
*	Actavis plc	54,664	14,071
	Abbott Laboratories	310,730	13,989

	Eli Lilly & Co.	202,209	13,950
	Allergan Inc.	61,465	13,067
*	Express Scripts Holding Co.	151,410	12,820
	Thermo Fisher Scientific
	Inc.	82,539	10,341
	McKesson Corp.	47,854	9,933
	Covidien plc	93,586	9,572
	Baxter International Inc.	111,993	8,208
*	Alexion Pharmaceuticals
	Inc.	41,043	7,594
*	Anthem Inc.	55,758	7,007
	Aetna Inc.	72,586	6,448
*	Regeneron Pharmaceuticals
	Inc.	15,353	6,299
*	Vertex Pharmaceuticals Inc.	49,585	5,891
	Stryker Corp.	61,588	5,810
	Cigna Corp.	54,009	5,558
	Cardinal Health Inc.	68,469	5,527
	Becton Dickinson and Co.	39,539	5,502
	Perrigo Co. plc	29,054	4,857
	Humana Inc.	31,614	4,541
	Zoetis Inc.	103,271	4,444
*	Mylan Inc.	77,132	4,348
*	Cerner Corp.	62,676	4,053
	Zimmer Holdings Inc.	34,908	3,959
*	Intuitive Surgical Inc.	7,462	3,947
	AmerisourceBergen Corp.
	Class A	43,006	3,877
	St. Jude Medical Inc.	58,879	3,829
*	Boston Scientific Corp.	273,362	3,622
	Agilent Technologies Inc.	69,031	2,826
*	Edwards Lifesciences Corp.	22,061	2,810
*	DaVita HealthCare Partners
	Inc.	35,604	2,697
	CR Bard Inc.	15,564	2,593
*	CareFusion Corp.	42,075	2,497
*	Mallinckrodt plc	23,961	2,373
*	Hospira Inc.	35,017	2,145
	Universal Health Services
	Inc. Class B	18,752	2,086
	Quest Diagnostics Inc.	29,980	2,010
*	Waters Corp.	17,207	1,940
*	Laboratory Corp. of America
	Holdings	17,432	1,881
*	Varian Medical Systems Inc.	20,572	1,780
	DENTSPLY International Inc.	29,104	1,550
*	Tenet Healthcare Corp.	20,094	1,018
	PerkinElmer Inc.	23,156	1,013
	Patterson Cos. Inc.	17,800	856
			535,294
Industrials (10.4%)
	General Electric Co.	2,072,816	52,380
	Union Pacific Corp.	183,566	21,868
	3M Co.	132,337	21,746
	United Technologies Corp.	175,138	20,141
	Boeing Co.	136,856	17,789
	Honeywell International Inc.	161,523	16,139
	United Parcel Service Inc.
	Class B	143,995	16,008
	Caterpillar Inc.	124,833	11,426
	Danaher Corp.	126,192	10,816
	Lockheed Martin Corp.	55,446	10,677
	FedEx Corp.	54,355	9,439
	General Dynamics Corp.	64,932	8,936
	Emerson Electric Co.	143,210	8,840
	Delta Air Lines Inc.	172,532	8,487
	CSX Corp.	205,249	7,436
	Precision Castparts Corp.	29,360	7,072
	Illinois Tool Works Inc.	74,310	7,037
	Norfolk Southern Corp.	63,761	6,989

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Raytheon Co.	63,610	6,881
	Eaton Corp. plc	97,777	6,645
	Deere & Co.	74,091	6,555
	Northrop Grumman Corp.	41,747	6,153
	Southwest Airlines Co.	140,189	5,933
	Cummins Inc.	35,084	5,058
	PACCAR Inc.	73,030	4,967
	Waste Management Inc.	87,635	4,497
	Parker-Hannifin Corp.	30,712	3,960
*	Tyco International plc	86,235	3,782
	Ingersoll-Rand plc	54,779	3,472
	Roper Industries Inc.	20,757	3,245
	WW Grainger Inc.	12,560	3,201
	Rockwell Automation Inc.	28,156	3,131
	Stanley Black & Decker Inc.	32,327	3,106
	Nielsen NV	66,745	2,985
	Kansas City Southern	22,957	2,801
	Fastenal Co.	56,468	2,686
	AMETEK Inc.	50,804	2,674
	Pentair plc	38,374	2,549
	Dover Corp.	34,154	2,450
	Textron Inc.	57,190	2,408
	Rockwell Collins Inc.	27,661	2,337
*	Stericycle Inc.	17,612	2,309
	CH Robinson Worldwide Inc.	30,182	2,260
	L-3 Communications
	Holdings Inc.	17,681	2,232
	Pall Corp.	21,912	2,218
	Republic Services Inc.
	Class A	52,402	2,109
*	United Rentals Inc.	20,558	2,097
	Equifax Inc.	24,920	2,015
	Fluor Corp.	32,276	1,957
	Masco Corp.	73,955	1,864
	Expeditors International of
	Washington Inc.	39,958	1,783
	Flowserve Corp.	28,044	1,678
	Robert Half International Inc.	28,139	1,643
	Snap-on Inc.	11,936	1,632
	Cintas Corp.	20,250	1,588
	Xylem Inc.	37,448	1,426
	ADT Corp.	35,678	1,293
*	Quanta Services Inc.	45,294	1,286
*	Jacobs Engineering
	Group Inc.	27,272	1,219
	Allegion plc	19,693	1,092
	Pitney Bowes Inc.	41,558	1,013
	Ryder System Inc.	10,883	1,010
	Joy Global Inc.	20,145	937
	Dun & Bradstreet Corp.	7,467	903
			392,266
Information Technology (19.6%)
	Apple Inc.	1,210,559	133,622
	Microsoft Corp.	1,701,444	79,032
	Intel Corp.	998,189	36,224
*	Facebook Inc. Class A	431,788	33,688
*	Google Inc. Class A	58,812	31,209
*	Google Inc. Class C	58,802	30,953
	International Business
	Machines Corp.	189,952	30,476
	Oracle Corp.	667,377	30,012
	Cisco Systems Inc.	1,055,843	29,368
	Visa Inc. Class A	100,762	26,420
	QUALCOMM Inc.	343,063	25,500
	MasterCard Inc. Class A	202,350	17,435
	Hewlett-Packard Co.	385,040	15,452
*	eBay Inc.	233,274	13,091
	EMC Corp.	419,854	12,487
	Texas Instruments Inc.	217,869	11,648

	Accenture plc Class A	129,465	11,563
*	Yahoo! Inc.	181,779	9,182
	Automatic Data Processing
	Inc.	99,533	8,298
*	Micron Technology Inc.	221,799	7,765
*	salesforce.com inc	121,320	7,196
*	Adobe Systems Inc.	97,979	7,123
*	Cognizant Technology
	Solutions Corp. Class A	125,844	6,627
	Applied Materials Inc.	251,804	6,275
	Corning Inc.	264,188	6,058
	Intuit Inc.	58,859	5,426
	TE Connectivity Ltd.	83,779	5,299
	Avago Technologies Ltd.
	Class A	52,102	5,241
	Western Digital Corp.	45,095	4,992
	Broadcom Corp. Class A	110,968	4,808
	Seagate Technology plc	67,450	4,485
	SanDisk Corp.	45,641	4,472
*	Alliance Data Systems Corp.	13,179	3,770
	Symantec Corp.	142,352	3,652
	Fidelity National Information
	Services Inc.	58,474	3,637
*	Fiserv Inc.	50,530	3,586
	Analog Devices Inc.	64,303	3,570
	Amphenol Corp. Class A	64,100	3,449
	Paychex Inc.	67,499	3,116
	Xerox Corp.	221,817	3,074
*	Electronic Arts Inc.	64,060	3,012
	Motorola Solutions Inc.	43,539	2,921
*	Autodesk Inc.	47,071	2,827
*	Red Hat Inc.	38,768	2,680
	NetApp Inc.	64,073	2,656
	Lam Research Corp.	33,025	2,620
	KLA-Tencor Corp.	33,893	2,383
	Xilinx Inc.	54,376	2,354
	Altera Corp.	63,279	2,338
*	Akamai Technologies Inc.	36,552	2,301
	Linear Technology Corp.	49,497	2,257
	NVIDIA Corp.	106,706	2,140
*	Citrix Systems Inc.	33,096	2,112
	CA Inc.	66,547	2,026
*	F5 Networks Inc.	15,206	1,984
	Western Union Co.	108,399	1,941
	Microchip Technology Inc.	41,607	1,877
	Computer Sciences Corp.	28,914	1,823
	Juniper Networks Inc.	79,171	1,767
	Harris Corp.	21,459	1,541
*	Teradata Corp.	31,808	1,389
*	VeriSign Inc.	22,350	1,274
	Total System Services Inc.	33,848	1,150
	FLIR Systems Inc.	29,063	939
*	First Solar Inc.	15,425	688
			740,281
Materials (3.1%)
	EI du Pont de Nemours
	& Co.	186,812	13,813
	Monsanto Co.	99,980	11,945
	Dow Chemical Co.	228,548	10,424
	Praxair Inc.	60,134	7,791
	LyondellBasell Industries
	NV Class A	85,896	6,819
	PPG Industries Inc.	28,313	6,545
	Ecolab Inc.	55,675	5,819
	Air Products & Chemicals
	Inc.	39,635	5,717
	Freeport-McMoRan Inc.	213,890	4,996
	International Paper Co.	87,406	4,683
	Sherwin-Williams Co.	16,793	4,417

	Alcoa Inc.	242,679	3,832
	Sigma-Aldrich Corp.	24,615	3,379
	Nucor Corp.	65,760	3,225
	Mosaic Co.	65,243	2,978
	CF Industries Holdings Inc.	10,273	2,800
	Eastman Chemical Co.	30,606	2,322
	Newmont Mining Corp.	103,481	1,956
	Ball Corp.	28,372	1,934
	Sealed Air Corp.	43,396	1,841
	Vulcan Materials Co.	27,277	1,793
	International Flavors &
	Fragrances Inc.	16,642	1,687
	Airgas Inc.	13,779	1,587
	FMC Corp.	27,294	1,557
	MeadWestvaco Corp.	34,478	1,530
	Martin Marietta Materials
	Inc.	12,924	1,426
	Avery Dennison Corp.	18,728	972
*	Owens-Illinois Inc.	33,769	911
	Allegheny Technologies
	Inc.	22,573	785
			119,484
Telecommunication Services (2.3%)
	Verizon Communications
	Inc.	856,708	40,077
	AT&T Inc.	1,070,881	35,971
	CenturyLink Inc.	117,474	4,650
*	Level 3 Communications
	Inc.	57,565	2,842
	Frontier Communications
	Corp.	205,102	1,368
	Windstream Holdings Inc.	123,358	1,016
			85,924
Utilities (3.2%)
	Duke Energy Corp.	145,912	12,190
	NextEra Energy Inc.	90,189	9,586
	Dominion Resources Inc.	120,668	9,279
	Southern Co.	185,892	9,129
	Exelon Corp.	177,623	6,586
	American Electric Power
	Co. Inc.	100,763	6,118
	Sempra Energy	47,611	5,302
	PG&E Corp.	97,825	5,208
	PPL Corp.	136,969	4,976
	Edison International	67,113	4,395
	Public Service Enterprise
	Group Inc.	104,287	4,319
	Consolidated Edison Inc.	60,367	3,985
	Xcel Energy Inc.	104,240	3,744
	Northeast Utilities	65,234	3,491
	FirstEnergy Corp.	86,802	3,384
	Entergy Corp.	37,193	3,254
	DTE Energy Co.	36,548	3,157
	NiSource Inc.	65,151	2,764
	Wisconsin Energy Corp.	46,676	2,462
	Ameren Corp.	50,311	2,321
	CenterPoint Energy Inc.	89,089	2,087
	CMS Energy Corp.	57,060	1,983
	NRG Energy Inc.	70,174	1,891
	AES Corp.	136,170	1,875
	SCANA Corp.	29,651	1,791
	Pinnacle West Capital Corp.	22,657	1,548
	Pepco Holdings Inc.	52,376	1,411
	AGL Resources Inc.	24,504	1,336
	Integrys Energy Group Inc.	16,422	1,278
	TECO Energy Inc.	47,849	980
			121,830
Total Common Stocks (Cost $2,746,464)			3,765,842

Vanguard Equity Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.8%)[1]
Money Market Fund (0.7%)
[2,3] Vanguard Market
Liquidity Fund,
0.126%	25,352,179	25,352

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.095%, 2/20/15	200	200
[5,6] Freddie Mac Discount
Notes, 0.050%, 1/14/15	2,000	2,000
		2,200
Total Temporary Cash Investments
(Cost $27,552)		27,552
Total Investments (100.3%)
(Cost $2,774,016)		3,793,394
Other Assets and Liabilities (–0.3%)
Other Assets		7,479
Liabilities[3]		(17,003)
		(9,524)
Net Assets (100%)
Applicable to 109,863,391 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,783,870
Net Asset Value Per Share		$34.44

At December 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	2,589,523
Undistributed Net Investment Income	59,268
Accumulated Net Realized Gains	115,231
Unrealized Appreciation (Depreciation)
Investment Securities	1,019,378
Futures Contracts	470
Net Assets	3,783,870

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $233,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $254,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $1,400,000 have been segregated as initial margin for open futures contracts.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S.
Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Dividends	68,469
Interest[1]	25
Securities Lending	46
Total Income	68,540
Expenses
The Vanguard Group—Note B
Investment Advisory Services	538
Management and Administrative	4,143
Marketing and Distribution	545
Custodian Fees	69
Auditing Fees	32
Shareholders’ Reports	33
Trustees’ Fees and Expenses	2
Total Expenses	5,362
Net Investment Income	63,178
Realized Net Gain (Loss)
Investment Securities Sold	115,123
Futures Contracts	3,014
Realized Net Gain (Loss)	118,137
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	245,311
Futures Contracts	116
Change in Unrealized Appreciation
(Depreciation)	245,427
Net Increase (Decrease) in Net Assets
Resulting from Operations	426,742

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	63,178	55,665
Realized Net Gain (Loss)	118,137	60,870
Change in Unrealized Appreciation (Depreciation)	245,427	666,600
Net Increase (Decrease) in Net Assets Resulting from Operations	426,742	783,135
Distributions
Net Investment Income	(55,364)	(49,545)
Realized Capital Gain [2]	(61,250)	(69,167)
Total Distributions	(116,614)	(118,712)
Capital Share Transactions
Issued	615,339	406,016
Issued in Lieu of Cash Distributions	116,614	118,712
Redeemed	(457,588)	(407,833)
Net Increase (Decrease) from Capital Share Transactions	274,365	116,895
Total Increase (Decrease)	584,493	781,318
Net Assets
Beginning of Period	3,199,377	2,418,059
End of Period[3]	3,783,870	3,199,377

1 Interest income from an affiliated company of the portfolio was $24,000.
2 Includes fiscal 2014 and 2013 short-term gain distributions totaling $2,793,000 and $1,472,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $59,268,000 and $51,454,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$31.50	$24.93	$22.85	$23.51	$21.11
Investment Operations
Net Investment Income	.587	.545	.512	.466	.410
Net Realized and Unrealized Gain (Loss)
on Investments	3.522	7.235	3.062	.034	2.678
Total from Investment Operations	4.109	7.780	3.574	.500	3.088
Distributions
Dividends from Net Investment Income	(.555)	(.505)	(.474)	(.390)	(.442)
Distributions from Realized Capital Gains	(.614)	(.705)	(1.020)	(.770)	(.246)
Total Distributions	(1.169)	(1.210)	(1.494)	(1.160)	(.688)
Net Asset Value, End of Period	$34.44	$31.50	$24.93	$22.85	$23.51

Total Return	13.51%	32.18%	15.86%	1.93%	14.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,784	$3,199	$2,418	$2,132	$2,287
Ratio of Total Expenses to Average Net Assets	0.16%	0.16%	0.17%	0.17%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.88%	1.96%	2.13%	1.92%	1.91%
Portfolio Turnover Rate	7%	8%	9%	8%	12%

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2014, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that,

Vanguard Equity Index Portfolio

in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio based on methods approved by the board of trustees. The portfolio has committed to invest up to 0.40% of its net assets in Vanguard. At December 31, 2014, the portfolio had contributed capital of $360,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.14% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,765,842	—	—
Temporary Cash Investments	25,352	2,200	—
Futures Contracts—Assets[1]	80	—	—
Futures Contracts—Liabilities[1]	(365)	—	—
Total	3,790,909	2,200	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Equity Index Portfolio

D. At December 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	March 2015	32	16,419	490
E-mini S&P 500 Index	March 2015	16	1,642	(20)
				470

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio used a tax accounting practice to treat a portion of the price of capital shares redeemed as distributions from realized capital gains. Accordingly, the portfolio has reclassified $2,338,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at December 31, 2014, the portfolio had $64,859,000 of ordinary income and $115,872,000 of long-term capital gains available for distribution.

At December 31, 2014, the cost of investment securities for tax purposes was $2,774,016,000.

Net unrealized appreciation of investment securities for tax purposes was $1,019,378,000, consisting of unrealized gains of $1,185,319,000 on securities that had risen in value since their purchase and $165,941,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2014, the portfolio purchased $457,371,000 of investment securities and sold $239,771,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	18,705	14,533
Issued in Lieu of Cash Distributions	3,807	4,524
Redeemed	(14,225)	(14,485)
Net Increase (Decrease) in Shares Outstanding	8,287	4,572

At December 31, 2014, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders and Vanguard Total Stock Market Index Portfolio), were each the record or beneficial owner of 32% or more of the portfolio’s net assets, with a combined ownership of 66%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

Vanguard Equity Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Equity Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and broker, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2015

Special 2014 tax information (unaudited) for corporate shareholders only for Vanguard Equity
Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2014, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $58,488,000 as capital gain dividends (from net long-term capital gains)
to shareholders during the fiscal year.

For corporate shareholders, 97.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	6/30/2014	12/31/2014	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,060.34	$0.83
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.40	0.82

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five
Years: Chairman of the Board of The Vanguard Group,
Inc., and of each of the investment companies served
by The Vanguard Group, since January 2010; Director
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group, and of
each of the investment companies served by The
Vanguard Group, since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive
Chief Staff and Marketing Officer for North America
and Corporate Vice President (retired 2008) of Xerox
Corporation (document management products and
services); Executive in Residence and 2009–2010
Distinguished Minett Professor at the Rochester
Institute of Technology; Director of SPX Corporation
(multi-industry manufacturing), the United Way of
Rochester, Amerigroup Corporation (managed health
care), the University of Rochester Medical Center,
Monroe Community College Foundation, and North
Carolina A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
Principal Occupation(s) During the Past Five Years:
Chairman and Chief Executive Officer (retired 2009)
and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
(diversified manufacturing and services), Hewlett-
Packard Co. (electronic computer manufacturing),
and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science, School of
Arts and Sciences, and Professor of Communication,
Annenberg School for Communication, with secondary
faculty appointments in the Department of Philosophy,
School of Arts and Sciences, and at the Graduate
School of Education, University of Pennsylvania;
Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Vice President and Chief Global Diversity Officer
(retired 2008) and Member of the Executive
Committee (1997–2008) of Johnson & Johnson
(pharmaceuticals/medical devices/consumer
products); Director of Skytop Lodge Corporation
(hotels), the University Medical Center at Princeton,
the Robert Wood Johnson Foundation, and the Center
for Talent Innovation; Member of the Advisory Board
of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2009) of Cummins
Inc. (industrial machinery); Chairman of the Board
of Hillenbrand, Inc. (specialized consumer services),
and of Oxfam America; Director of SKF AB (industrial
machinery), Hyster-Yale Materials Handling, Inc.
(forklift trucks), the Lumina Foundation for Education,
and the V Foundation for Cancer Research; Member
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg
Institute for International Studies, both at the
University of Notre Dame.

Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary
Member of IBM’s Retirement Plan Committee (2004–
2013); Member of the Council on Chicago Booth.

Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years: Chief
Investment Officer and Vice President at the University
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;
Board Member of TIFF Advisory Services, Inc.
(investment advisor); Member of the Investment
Advisory Committees of the Financial Industry
Regulatory Authority (FINRA) and of Major League
Baseball.

André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George
Gund Professor of Finance and Banking, Emeritus
at the Harvard Business School (retired 2011);
Chief Investment Officer and Managing Partner of
HighVista Strategies LLC (private investment firm);
Director of Rand Merchant Bank; Overseer of the
Museum of Fine Arts Boston.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO
Industries, Inc. (housewares/lignite), and of Hyster-Yale
Materials Handling, Inc. (forklift trucks); Chairman of
the Board of University Hospitals of Cleveland.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group; Assistant Controller of each of the investment
companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group; Treasurer of each of
the investment companies served by The Vanguard
Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
The Vanguard Group, Inc.; Treasurer of each of the
investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Managing
Director of The Vanguard Group, Inc.; General Counsel
of The Vanguard Group; Secretary of The Vanguard
Group and of each of the investment companies
served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Vanguard Senior ManagementTeam

Mortimer J. Buckley	Chris D. McIsaac
Kathleen C. Gubanich	Michael S. Miller
Paul A. Heller	James M. Norris
Martha G. King	Glenn W. Reed
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper, a	CFA® is a trademark owned by CFA Institute.
Thomson Reuters Company, or Morningstar, Inc., unless
Annuity and Insurance Services > 800-522-5555	otherwise noted.	S&P ® and S&P 500 ® are registered trademarks of
Standard & Poor’s Financial Services LLC (“S&P”)
Institutional Investor Services > 800-523-1036	You can review and copy information about your portfolio	and have been licensed for use by S&P Dow Jones
Text Telephone for People	at the SEC’s Public Reference Room in Washington, D.C.	Indices LLC and its affiliates and sublicensed for
With Hearing Impairment > 800-749-7273	To find out more about this public service, call the SEC	certain purposes by Vanguard. The S&P Index is a
	at 202-551-8090. Information about your portfolio is also	product of S&P Dow Jones Indices LLC and has been
	available on the SEC’s website, and you can receive copies	licensed for use by Vanguard. The Vanguard funds
This material may be used in conjunction	of this information, for a fee, by sending a request in either	are not sponsored, endorsed, sold or promoted by
with the offering of shares of any Vanguard	of two ways: via e-mail addressed to publicinfo@sec.gov	S&P Dow Jones Indices LLC, Dow Jones, S&P or their
fund only if preceded or accompanied by	or via regular mail addressed to the Public Reference	respective affiliates, and none of S&P Dow Jones
the fund’s current prospectus	Section, Securities and Exchange Commission,	Indices LLC, Dow Jones, S&P nor their respective
.	Washington, DC 20549-1520.	affiliates makes any representation regarding the
You can obtain a free copy of Vanguard’s proxy voting	The funds or securities referred to herein that are	advisability of investing in such products.
guidelines by visiting vanguard.com/proxyreporting or	offered by The Vanguard Group and track an MSCI
by calling Vanguard at 800-662-2739. The guidelines	index are not sponsored, endorsed, or promoted by
are also available from the SEC’s website, sec.gov.	MSCI, and MSCI bears no liability with respect to any
In addition, you may obtain a free report on how your	such funds or securities. For such funds or securities,
fund voted the proxies for securities it owned during	the prospectus or the Statement of Additional
the 12 months ended June 30. To get the report, visit	Information contains a more detailed description	© 2015 The Vanguard Group, Inc.
either vanguard.com/proxyreporting or sec.gov.	of the limited relationship MSCI has with The	All rights reserved.
	Vanguard Group.	Vanguard Marketing Corporation, Distributor.

Q690 022015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2014: $578,000
Fiscal Year Ended December 31, 2013: $495,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2014: $6,605,127
Fiscal Year Ended December 31, 2013: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended December 31, 2014: $2,176,479
Fiscal Year Ended December 31, 2013: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended December 31, 2014: $316,869
Fiscal Year Ended December 31, 2013: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended December 31, 2014: $198,163
Fiscal Year Ended December 31, 2013: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2014: $515,032
Fiscal Year Ended December 31, 2013: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: February 18, 2015
VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: February 18, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.